            AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
                               January 29, 1999

                       1933 ACT REGISTRATION NO. 2-80543
                      1940 ACT REGISTRATION NO. 811-3605

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                             ____________________

                                   FORM N-1A
                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933        [_]

                        POST-EFFECTIVE AMENDMENT NO. 39   [X]

                                    AND/OR

                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940    [_]

                               AMENDMENT NO. 40           [X]
                       (Check appropriate box or boxes)
                             ____________________

                         NORTHERN INSTITUTIONAL FUNDS
              (Exact name of registrant as specified in charter)

                               4900 SEARS TOWER
                            CHICAGO, ILLINOIS 60606
                   (Address of principal executive offices)
             (Registrant's Telephone Number, including Area Code)
                                 800-621-2550
                     ____________________________________

Michael J. Richman, Secretary                   with a copy to:
Goldman Sachs Asset Management                  W. Bruce McConnel, III
85 Broad Street                                 Drinker Biddle & Reath LLP
New York, NY  10004                             Suite 1100
                                                1345 Chestnut Street
                                                Philadelphia, PA
                                                19107-3496
(name and address of agent for service)

IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE
(CHECK APPROPRIATE BOX)

( ) immediately upon filing pursuant to paragraph (b)
( )  on (date) pursuant to paragraph (b)
(X)  60 days after filing pursuant to paragraph (a)(1)
( )  On (date)pursuant to paragraph (a)(1)
( )  75 days after filing pursuant to paragraph(a)(2) of Rule 485
( )  On (date) pursuant to paragraph (a)(2) of Rule 485
==============================================================================
If appropriate, check the following box:

( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Title of Securities Being Registered:   Shares of Beneficial Interest.

NORTHERN INSTITUTIONAL FUNDS

 .  U.S. Government Securities Portfolio
 .  Short-Intermediate Bond Portfolio
 .  U.S. Treasury Index Portfolio
 .  Bond Portfolio
 .  Intermediate Bond Portfolio
 .  International Bond Portfolio
 .  Balanced Portfolio
 .  Equity Index Portfolio
 .  Diversified Growth Portfolio
 .  Focused Growth Portfolio
 .  Small Company Index Portfolio
 .  International Equity Index Portfolio
 .  International Growth Portfolio

PROSPECTUS DATED APRIL 1, 1999

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Portfolio involves investment risks, including possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. It is a criminal offense to represent otherwise.

CONTENTS

                                                                                                         PAGE
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
ABOUT THE PORTFOLIOS                                PORTFOLIOS AT A GLANCE                                 1
Information about the objectives, principal
strategies and risk characteristics of each
Portfolio                                           FIXED INCOME PORTFOLIOS
                                                    .  U.S. Government Securities Portfolio
                                                    .  Short-Intermediate Bond Portfolio
                                                    .  U.S. Treasury Index Portfolio
                                                    .  Bond Portfolio
                                                    .  Intermediate Bond Portfolio
                                                    .  International Bond Portfolio

                                                    BALANCED PORTFOLIO

                                                    EQUITY PORTFOLIOS
                                                    .  Equity Index Portfolio
                                                    .  Diversified Growth Portfolio
                                                    .  Focused Growth Portfolio
                                                    .  Small Company Index Portfolio
                                                    .  International Equity Index Portfolio
                                                    .  International Growth Portfolio

                                                    PRINCIPAL INVESTMENT RISKS

                                                    PORTFOLIO PERFORMANCE
                                                    .  U.S. Government Securities Portfolio
                                                    .  Short-Intermediate Bond Portfolio
                                                    .  U.S. Treasury Index Portfolio
                                                    .  Bond Portfolio
                                                    .  Intermediate Bond Portfolio
                                                    .  International Bond Portfolio
                                                    .  Balanced Portfolio
                                                    .  Equity Index Portfolio
                                                    .  Diversified Growth Portfolio
                                                    .  Focused Growth Portfolio
                                                    .  Small Company Index Portfolio
                                                    .  International Equity Index Portfolio
                                                    .  International Growth Portfolio

                                                    PORTFOLIO FEES AND EXPENSES

MANAGEMENT OF THE PORTFOLIOS                        INVESTMENT ADVISERS
Details that apply to the Portfolios as a group     ADVISORY AGREEMENTS AND FEES
                                                    PORTFOLIO MANAGEMENT
                                                    OTHER PORTFOLIO SERVICES

ABOUT YOUR ACCOUNT                                  PURCHASING SHARES
How to open, maintain and close an account          SELLING SHARES
                                                    ACCOUNT POLICIES AND OTHER INFORMATION
                                                    .  Purchase and Redemption Minimums
                                                    .  Calculating Share Price
                                                    .  Timing of Purchase Requests
                                                    .  Additional Transaction Fee
                                                    .  Tax Identification Number
                                                    .  In-Kind Purchases and Redemptions
                                                    .  Miscellaneous Purchase Information
                                                    .  Timing of Redemption and Exchange Requests
                                                    .  Miscellaneous Redemption Information
                                                    .  Exchange Privileges
                                                    .  Telephone Transactions
                                                    .  Making Changes to Your Account Information
                                                    .  Business Day
                                                    .  Early Closings
                                                    .  Authorized Intermediaries
                                                    .  Service Agents

                                                    DIVIDENDS AND DISTRIBUTIONS
                                                    TAX CONSIDERATIONS
                                                    YEAR 2000 ISSUES

APPENDICES                                          A - ADDITIONAL INFORMATION ON PORTFOLIO RISKS,
                                                    SECURITIES AND TECHNIQUES

                                                    B - PORTFOLIO FINANCIAL HIGHLIGHTS

FOR MORE INFORMATION                                ANNUAL/SEMIANNUAL REPORT
                                                    STATEMENT OF ADDITIONAL INFORMATION
-------------------------------------------------------------------------------------------------------------------

                             ABOUT THE PORTFOLIOS
                             --------------------

PORTFOLIOS AT A GLANCE
----------------------

Northern Institutional Funds (the "Trust") offers a selection of investment portfolios to institutional investors, each with a distinct investment objective and risk/reward profile. The descriptions on the following pages may help you choose the portfolios that best fit your investment needs. Keep in mind, however, that no portfolio can guarantee it will meet its investment objective, and no portfolio should be relied upon as a complete investment program.

This Prospectus describes the six fixed income, one balanced and six equity portfolios (the "Portfolios") currently offered by the Trust. Each Portfolio is authorized to offer three classes of shares: Class A, Class C and Class D Shares. The Trust's four money market portfolios are described in a separate prospectus.


----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                               INVESTMENT OBJECTIVE(S)              PRINCIPAL INVESTMENTS           PRINCIPAL RISK(S)
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Portfolio    Maximize total return with           U.S. Government securities.     Interest rate and
                                        minimal reasonable risk              Dollar-weighted average         government securities
                                                                             maturity is between 1 and 5     risk
                                                                             years
----------------------------------------------------------------------------------------------------------------------------------
SHORT-INTERMEDIATE BOND PORTFOLIO       Maximize total return consistent     Bonds and other fixed income    Interest rate and
                                        with reasonable risk                 securities. Dollar-weighted     credit risk
                                                                             average maturity is between 2
                                                                             and 5 years
----------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY INDEX PORTFOLIO           Provide investment results           U.S. Treasury obligations       Interest rate risk
                                        approximating the performance of     included in the Lehman
                                        the Lehman Brothers Treasury Bond    Brothers Treasury Bond Index
                                        Index
----------------------------------------------------------------------------------------------------------------------------------
BOND PORTFOLIO                          Maximize total return consistent     Bonds and other fixed income    Interest rate and
                                        with reasonable risk                 securities. Dollar-weighted     credit risk
                                                                             average maturity is between 5
                                                                             and 15 years
----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND PORTFOLIO             Maximize total return consistent     Bonds and other fixed income    Interest rate and
                                        with reasonable risk                 securities. Dollar-weighted     credit risk
                                                                             average maturity is between 3
                                                                             and 10 years
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BOND PORTFOLIO            Maximize total return consistent     Bonds and other fixed income    Interest rate, credit,
                                        with reasonable risk                 securities of foreign           foreign investment and
                                                                             issuers.  Dollar-weighted       non-diversification
                                                                             average maturity is between 3   risk
                                                                             and 11 years
----------------------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                      Provide long-term capital            Equity and fixed income         Stock, interest rate
                                        appreciation and current income      securities                      and credit risk
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                               INVESTMENT OBJECTIVE(S)              PRINCIPAL INVESTMENTS           PRINCIPAL RISK(S)
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO                  Provide investment results           Equity securities of the        Stock risk
                                        approximating the aggregate price    companies that constitute the
                                        and dividend performance of the      S&P 500(R) Index
                                        securities included in the
                                        Standard & Poor's ("S&P") 500
                                        Composite Stock Price Index ("S&P
                                        500(R) Index")
----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED GROWTH PORTFOLIO            Provide long-term capital            Equity securities of growth     Stock risk
                                        appreciation with income as a        companies
                                        secondary consideration
----------------------------------------------------------------------------------------------------------------------------------
FOCUSED GROWTH PORTFOLIO                Provide long-term capital            Equity securities of growth     Stock risk
                                        appreciation                         companies
----------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO           Provide investment results           Equity securities included in   Small cap stock risk
                                        approximating the aggregate price    the Russell 2000 Index
                                        and dividend performance of the
                                        securities included in the
                                        Russell 2000 Small Stock Index
                                        ("Russell 2000 Index")
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO    Provide investment results           Equity securities included in   Stock and foreign
                                        approximating the aggregate price    the EAFE Index                  investment risk
                                        and dividend performance of the
                                        securities included in the Morgan
                                        Stanley Capital International
                                        Europe, Australia and Far East
                                        Index ("EAFE Index")
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH PORTFOLIO          Provide long-term capital            Equity securities of foreign    Stock and foreign
                                        appreciation                         issuers                         investment risk
----------------------------------------------------------------------------------------------------------------------------------

In addition to the instruments described below, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading Appendix A to this Prospectus and the Statement of Additional Information. For information on a Portfolio's recent techniques and holdings, please see the current annual/semi-annual report.

U.S. GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return with minimal reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in a broad range of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements relating to such securities. These may include:

     .  U.S. Treasury bills, notes and bonds
     .  Obligations of U.S. Government agencies and instrumentalities
     .  Mortgage-related securities issued by U.S. Government agencies
     . Stripped securities evidencing ownership of future interest or principal payments on obligations of the U.S. Government, its agencies or instrumentalities

In selecting securities for the Portfolio, the investment management team looks for relative value by analyzing economic and market information and using proprietary valuation models.

The Portfolio's dollar-weighted average maturity will, under normal market conditions, range between one and five years.

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.

SHORT-INTERMEDIATE BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in a broad range of bonds and other fixed income securities. These may include:

     . Obligations of the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations
     .  Obligations of state, local and foreign governments
     .  Obligations of domestic and foreign banks and corporations
     .  Zero coupon bonds, debentures and convertible debentures
     .  Mortgage and other asset-backed securities
     . Stripped securities evidencing ownership of future interest or principal payments on debt obligations

Although the Portfolio primarily invests in investment grade domestic debt obligations, it may invest a portion of its assets in obligations of foreign issuers and in securities that are below investment grade.

In selecting securities for the Portfolio, the investment management team looks for relative value by analyzing economic and market information and using proprietary valuation models.

The Portfolio's dollar-weighted average maturity will, under normal market conditions, range between two and five years.

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.

U.S. TREASURY INDEX PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the performance of the Lehman Brothers Treasury Bond Index (the "Lehman Index").

The Lehman Index is an unmanaged index that includes a broad range of U.S. Treasury obligations and is considered representative of U.S. Treasury bond performance overall. Lehman Brothers (``Lehman'') does not endorse any of the securities in the Index. It is not a sponsor of the U.S. Treasury Index Portfolio and is not affiliated with the Portfolio in any way.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio will invest at least 80% of its total assets in a representative sample of the U.S. Treasury obligations included in the Lehman Index. These securities will be selected based on their expected contribution to the Portfolio's overall duration, quality and total return as compared to the Lehman Index and comparable investment characteristics.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the Lehman Index using sophisticated computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of fund investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Because the Portfolio will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the Index.

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.

BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in a broad range of bonds and other fixed income securities. These may include:

     . Obligations of the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations
     .  Obligations of state, local and foreign governments
     .  Obligations of domestic and foreign banks and corporations
     .  Zero coupon bonds, debentures and convertible debentures
     .  Mortgage and other asset-backed securities
     . Stripped securities evidencing ownership of future interest or principal payments on debt obligations

Although the Portfolio invests primarily in investment grade domestic debt obligations, it may invest a portion of its assets in obligations of foreign issuers and in securities that are rated below investment grade.

In selecting securities for the Portfolio, the investment management team looks for relative value by analyzing economic and market information and using proprietary valuation models.

The Portfolio's dollar-weighted average maturity will, under normal market conditions, range between five and fifteen years.

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.

INTERMEDIATE BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return consistent with reasonable risk. This objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in a broad range of bonds and other fixed income securities. These may include:

     . Obligations of the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations
     .  Obligations of state, local and foreign governments
     .  Obligations of domestic and foreign banks and corporations
     .  Zero coupon bonds, debentures and convertible debentures
     .  Mortgage and other asset-backed securities
     . Stripped securities evidencing ownership of future interest or principal payments on debt obligations

Although the Portfolio primarily invests in investment grade domestic debt obligations, it may invest a portion of its assets in obligations of foreign issuers and in securities that are rated below investment grade.

In selecting securities for the Portfolio, the investment management team looks for relative value by analyzing economic and market information and using proprietary valuation models.

The Portfolio's dollar-weighted average maturity will, under normal market conditions, range between three and ten years.

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.

INTERNATIONAL BOND PORTFOLIO

INVESTMENT OBJECTIVE

The International Bond Portfolio seeks to maximize total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in a broad range of bonds and other fixed income securities of foreign issuers. These may include:

     . Obligations of foreign governments, their agencies and instrumentalities . Obligations of supranational organizations (such as the World Bank)
     .  Obligations of foreign corporations and banks
     .  Zero coupon bonds, debentures and convertible debentures
     .  Mortgage and other asset-backed securities

The Portfolio will invest in the securities of issuers located in at least three different foreign countries. The investment management team may consider mature markets (such as France and Norway) as well as emerging markets (such as Argentina and Singapore) depending upon its outlook for the relative economic growth, expected inflation and other economic and political prospects of each country or region. It is expected that during the current fiscal year a substantial portion of the Portfolio's assets will be invested in foreign governmental obligations.

The Portfolio may also invest a portion of its assets in domestic obligations, including obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements collateralized by such obligations. It may also invest in the obligations of domestic banks and corporations.

Although the Portfolio primarily invests in investment grade fixed income securities, it may invest a portion of its assets in securities that are rated below investment grade.

In selecting securities for the Portfolio, the investment management team looks for relative value by analyzing economic and market information and using proprietary valuation models.

The Portfolio's dollar-weighted average maturity will, under normal market conditions, range between three and eleven years.

The Portfolio is "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.

BALANCED PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio will invest at least 25% of the value of its total assets in fixed income securities and up to 75% in equity securities. The actual mix of assets will vary depending on market conditions, interest rates and other economic factors.

When investing in equity securities, the Portfolio generally invests in the equity or equity-related securities ("equity securities") of a diversified mix of companies believed to have favorable growth characteristics. Although the Portfolio primarily invests in the common, preferred and convertible stocks of U.S. companies, it may invest a portion of its assets in the stocks of foreign issuers. Using fundamental research and quantitative analysis, the investment management team selects stocks for the Portfolio based on factors such as:

              . Sales and earnings growth
              . Return on equity
              . Financial condition
              . Market share and product leadership

The Portfolio uses a relative value approach with respect to the fixed income portion of its assets. It invests in a broad range of fixed income securities, including:

              . Obligations of the U.S. Government, its agencies or
                instrumentalities and repurchase agreements collateralized by such obligations
              . Obligations of state, local and foreign  governments
              . Obligations of domestic and foreign banks and corporations
              . Zero coupon bonds, debentures and convertible debentures
              . Mortgage and other asset-backed securities
              . Stripped securities evidencing ownership of future interest or principal payments on debt obligations

Although the Portfolio primarily invests in domestic fixed income obligations that are investment grade, it may invest a portion of its assets in fixed income obligations of foreign issuers and in securities that are rated below investment grade.

The dollar-weighted average maturity of the fixed income portion of the Portfolio will, under normal market conditions, range between two and ten years.

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.

EQUITY INDEX PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500(R) Index.

The S&P 500(R) Index is an unmanaged index which includes 500 companies operating across a broad spectrum of the U.S. economy, and its performance is widely considered representative of the U.S. stock market as a whole. The companies chosen for inclusion in the Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by S&P for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. S&P does not endorse any stock in the Index. It is not a sponsor of the Equity Index Portfolio and is not affiliated with the Portfolio in any way.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio will invest at least 80% of its total assets in the equity securities of the companies that make up the S&P 500(R) Index, in approximately the same proportions as they are represented in the Index.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the S&P 500(R) Index using sophisticated computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of fund investment management for this Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Because the Portfolio will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the Index.

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.

DIVERSIFIED GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation with income a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in the equity securities of a diversified mix of companies believed to have favorable growth characteristics. Although the Portfolio primarily invests in the common, preferred and convertible stocks of U.S. companies, it may invest a portion of its assets in the stocks of foreign issuers.

Using fundamental research and quantitative analysis, the investment management team selects stocks for the Portfolio based on factors such as:

               . Sales and earnings growth
               . Return on equity
               . Financial condition
               . Market share and product leadership

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.

FOCUSED GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in the equity securities of a select mix of companies believed to have favorable growth characteristics. Although the Portfolio primarily invests in the common, preferred and convertible stocks of U.S. companies, it may invest a portion of its assets in the securities of foreign issuers.

Using fundamental research and quantitative analysis, the investment management team selects stocks for the Portfolio based on factors such as:

               . Sales and earnings growth
               . Return on equity
               . Financial condition
               . Market share and product leadership

The Portfolio may, from time to time, emphasize particular companies or market segments in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.

SMALL COMPANY INDEX PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000 Index.

The Russell 2000 Index is a market value-weighted index which includes stocks of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index includes stocks of the 3,000 largest companies based in the U.S. The Russell 2000 Index is widely considered representative of smaller company stock performance as a whole. The companies in the Russell 2000 Index are selected according to their total market capitalization. However, companies are not selected by Frank Russell & Company ("Russell") for inclusion in the Index because they are expected to have superior stock price performance relative to the stock market in general or other stocks in particular. Russell does not endorse any stock in the Index. It is not a sponsor of the Small Company Index Portfolio and is not affiliated with the Portfolio in any way.

PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio will invest at least 80% of its total assets in the equity securities included in the Russell 2000 Index. These will be selected on the basis of such factors as:

               . Market capitalization
               . Beta
               . Industry sectors
               . Economic factors

Although the Portfolio attempts to mirror the aggregate investment characteristics of the Russell 2000 Index as a whole, the number of issues held by the Portfolio will be determined by the Portfolio's liquidity and size.

The Small Company Index Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the Russell 2000 Index through sophisticated computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of fund investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Because the Portfolio will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the Index.

To help smooth the impact of shareholder transactions, the Portfolio charges a special transaction fee on the purchase of shares equal to 0.50% of the dollar amount invested. For more information on the special transaction fee, see "About Your Account - Account Policies and Other Information - Additional Transaction Fee" below.

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.

INTERNATIONAL EQUITY INDEX PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities in the EAFE Index.

The EAFE Index is a broad-based market capitalization weighted index that includes more than 1,000 securities in twenty foreign countries. It is widely considered representative of foreign stock market performance overall. Morgan Stanley Capital International ("MSCI") does not endorse any of the securities in the Index. It is not a sponsor of the International Equity Index Portfolio and is not affiliated with the Portfolio in any way.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in the equity securities included in the EAFE Index. These will be selected on the basis of such factors as:

               . Country exposure
               . Market capitalization
               . Beta
               . Industry sectors
               . Economic factors

Although the Portfolio attempts to mirror the aggregate investment characteristics of the EAFE Index as a whole, the number of issues held by the Portfolio will be determined by the Portfolio's liquidity and size. Because the proportion of assets allocated to each country will approximate the relative country weights in the EAFE Index, more than 25% of the Portfolio's assets may be invested in a single country. This may make the Portfolio's performance more dependent upon the performance of a single country than if the Portfolio allocated its assets among issuers in a larger number of countries. Japan currently constitutes approximately one-third of the EAFE Index and a comparable percentage of the Portfolio's assets.

The International Equity Index Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the EAFE Index using sophisticated computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of fund investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Because the Portfolio will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the Index.

To help smooth the impact of shareholder transactions, the Portfolio charges a special transaction fee on the purchase of shares equal to 1.00% of the dollar amount invested. For more information on the special transaction fee, see "About Your Account - Account Policies and Other Information - Additional Transaction Fee" below.

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.

INTERNATIONAL GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in the equity securities of a diversified mix of foreign companies with favorable growth characteristics.

Using fundamental research and quantitative analysis, the investment management team selects stocks for the Portfolio based on factors such as:

               . Sales and earnings growth
               . Return on equity
               . Financial condition
               . Market share and product leadership

The Portfolio will invest in the common, preferred and convertible stocks of issuers located in at least three different foreign countries. The Portfolio may invest in mature markets (such as France and Norway) as well as in emerging markets (such as Argentina and Singapore). In determining whether to invest in a particular country or region, the investment management team looks at a number of factors, including a country's (or region's):

               . Prospects for economic growth
               . Expected level of inflation
               . Government policies influencing business conditions
               . Outlook for currency relationships
               . Range of investment opportunities available to international investors

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.

PRINCIPAL INVESTMENT RISKS
--------------------------

All investments carry some degree of risk which will affect the value of a Portfolio's investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Portfolio. In addition, an investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes the principal risks that apply to the Portfolios and may result in a loss of your investment.

RISKS THAT APPLY TO ALL PORTFOLIOS:

 .    MARKET RISK is the risk that the value of the securities in which a
     Portfolio invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

 .    MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

 .    DERIVATIVES RISK is the risk that loss may result from a Portfolio's investments in options, futures, swaps, structured securities and other derivative instruments, which may be leveraged.

 .    LIQUIDITY RISK is the risk that a Portfolio will not be able to pay redemption proceeds on the next Business Day after shares are redeemed, because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

 .    YEAR 2000 RISK is the risk that a Portfolio's operations or value will be adversely affected by the "Year 2000 Problem."

RISKS THAT APPLY PRIMARILY TO THE FIXED INCOME AND BALANCED PORTFOLIOS:

 .    INTEREST RATE RISK is the risk that increases in prevailing interest rates will cause fixed income securities held by a Portfolio to decline in value. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term securities.

 .    CREDIT (OR DEFAULT) RISK is the risk that an issuer of fixed income securities held by a Portfolio may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. Investment grade bonds are generally believed to have relatively low degrees of credit risk.

 .    PREPAYMENT (OR CALL) RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Portfolio may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Portfolio's income, total return and share price.

 .    EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.

 .    GOVERNMENT SECURITIES RISK is the risk that the U.S. Government will not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

 .    NON-INVESTMENT GRADE (OR "JUNK BOND") RISK may impact the value of non-
     investment grade securities held by a Portfolio. Generally, these securities, commonly known as "junk bonds," are subject to greater interest rate risk, credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for them, which could make it harder to sell them at an acceptable price. These and related risks mean that a Portfolio may not achieve the expected income from non-investment grade securities and that its share price may be adversely affected by declines in the value of these securities.

RISKS THAT APPLY PRIMARILY TO THE EQUITY AND BALANCED PORTFOLIOS:

 .    STOCK RISK is the risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

RISKS THAT APPLY PRIMARILY TO THE SMALL COMPANY INDEX PORTFOLIO:

 .    SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

RISKS THAT APPLY PRIMARILY TO THE INTERNATIONAL BOND PORTFOLIO:

 .    NON-DIVERSIFICATION RISK is the risk that a non-diversified portfolio may be more susceptible to adverse developments affecting any single issuer, and more susceptible to greater losses because of these developments.

RISKS THAT APPLY PRIMARILY TO THE INTERNATIONAL BOND, INTERNATIONAL EQUITY INDEX AND INTERNATIONAL GROWTH PORTFOLIOS:

While foreign securities may offer special investment opportunities, they also involve special risks not typically associated with investments in U.S. companies or issuers. These risks normally will be greatest when a Portfolio invests in emerging markets. These risks include:

 .    CURRENCY RISK is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates.

 .    COUNTRY RISK is the potential for price fluctuations in foreign securities because of political, financial and economic events in foreign countries.

 .    REGULATORY RISK is the risk that a foreign security could lose value because of less stringent foreign securities regulations and accounting and disclosure standards.

 .    CONCENTRATION RISK is the risk that investment of more than 25% of a
     Portfolio's total assets in securities of issuers located in one country will subject the Portfolio to increased country risk with respect to the particular country.

More information about the risks of investing in the Portfolios is provided in Appendix A to this Prospectus. You should carefully consider the risks discussed in this section and Appendix A before investing in a Portfolio.

PORTFOLIO PERFORMANCE
---------------------

Each Portfolio is authorized to offer three classes of shares - Class A, Class C and Class D. The bar charts and tables below provide an indication of the risks of investing in a Portfolio by showing: (a) changes in the performance of a Portfolio's Class A Shares from year to year; and (b) how the average annual returns of a Portfolio's outstanding classes of shares compare to those of a broad-based securities market index. The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Portfolio's performance would have been reduced. Because the operating expenses of each Portfolio's Class A Shares are lower than the expenses of its Class C and Class D Shares, the performance of the Class A Shares is higher than the performance of these other share classes.

U.S. GOVERNMENT SECURITIES PORTFOLIO
------------------------------------

                                                    [Bar Chart]

                                       CALENDAR YEAR TOTAL RETURN (CLASS A)
                                       ------------------------------------
                                               1994:        -0.71%
                                               1995:        11.84%
                                               1996:         4.14%
                                               1997:         6.76%
                                               1998:         6.93%

Best Quarter:                Q2 '95                         +3.51%
Worst Quarter:               Q1 '94                         -1.11%

                       AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDING DECEMBER 31, 1998)
                       ---------------------------
                                                                                                Since
                                                        1 Year              5 Year              Inception
                                                        ------              ------              ---------
CLASS A (Inception 4/5/93)                              6.93%               5.71%               5.56%
MERRILL LYNCH 1-5 GOVERNMENT INDEX*                     7.68%               6.20%               6.07%
----------------------------------------------------------------------------------------------------------------

CLASS C (Inception 12/29/95)                            6.65%               N/A                 5.66%
MERRILL LYNCH 1-5 GOVERNMENT INDEX*                     7.68%               N/A                 6.41%
-----------------------------------------------------------------------------------------------------------------

CLASS D (Inception 9/15/94)                             6.53%               N/A                 6.29%
MERRILL LYNCH 1-5 GOVERNMENT INDEX*                     7.68%               N/A                 7.25%
-----------------------------------------------------------------------------------------------------------------

* The Merrill Lynch 1-5 Government Index is an unmanaged index of bond prices. The Index figures do not reflect any fees or expenses.

SHORT-INTERMEDIATE BOND PORTFOLIO
---------------------------------

                                  [Bar Chart]

                     CALENDAR YEAR TOTAL RETURN (CLASS A)
                     ------------------------------------

                              1994:         0.91%
                              1995:        12.06%
                              1996:         4.55%
                              1997:         6.76%
                              1998:         7.69%

Best Quarter:        Q2 '95                +3.84%
Worst Quarter:       Q1 '96                -0.17%

    AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDING DECEMBER 31, 1998)
    ---------------------------

                                                                  Since
                                      1 Year         5 Year       Inception
                                      ------         ------       ---------
CLASS A (Inception 1/11/93)           7.69%          6.33%        6.35%
MERRILL LYNCH 1-5 CORPORATE/
GOVERNMENT BOND INDEX*                7.65%          6.27%        6.39%
--------------------------------------------------------------------------------

CLASS D (Inception 9/14/94)           7.27%          N/A          6.80%
MERRILL LYNCH 1-5 CORPORATE/
GOVERNMENT BOND INDEX*                7.65%          N/A          7.35%
--------------------------------------------------------------------------------

* The Merrill Lynch 1-5 Corporate/Government Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any fees or expenses.

U.S. TREASURY INDEX PORTFOLIO
-----------------------------

                                  [Bar Chart]

                     CALENDAR YEAR TOTAL RETURN (CLASS A)
                     ------------------------------------
                              1994:        -3.41%
                              1995:        17.83%
                              1996:         2.57%
                              1997:         9.64%
                              1998:         9.89%


Best Quarter:       Q2 '95                 +6.20%
Worst Quarter:      Q1 '96                 -2.37%

    AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDING DECEMBER 31, 1998)
    ---------------------------

                                                               Since
                                        1 Year      5 Year     Inception
                                        ------      ------     ---------
CLASS A (Inception 1/11/93)              9.89%      7.06%        7.62%
LEHMAN BROTHERS TREASURY BOND INDEX*    10.04%      7.21%        7.80%
--------------------------------------------------------------------------------

CLASS D (Inception 11/16/94)             9.46%      N/A          9.40%
LEHMAN BROTHERS TREASURY BOND INDEX*    10.04%      N/A         10.05%
--------------------------------------------------------------------------------

* The Lehman Brothers Treasury Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any fees or expenses.

BOND PORTFOLIO
--------------

                                  [Bar Chart]

                     CALENDAR YEAR TOTAL RETURN (CLASS A)
                     ------------------------------------

                              1994:        -3.84%
                              1995:        22.70%
                              1996:         3.39%
                              1997:        10.00%
                              1998:         9.29%


Best Quarter:     Q2 '95                   +7.66%
Worst Quarter:    Q1 '96                   -2.00%

    AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDING DECEMBER 31, 1998)
    ---------------------------

                                                                    Since
                                      1 Year         5 Year         Inception
                                      ------         ------         ---------
CLASS A (Inception 1/11/93)           9.29%          7.96%          8.53%
LEHMAN BROTHERS GOVERNMENT/
CORPORATE BOND INDEX*                 9.46%          7.80%          7.94%
--------------------------------------------------------------------------------

CLASS C (Inception 7/3/95)            9.03%          N/A            8.52%
LEHMAN BROTHERS GOVERNMENT/
CORPORATE BOND INDEX*                 9.46%          N/A            8.18%
--------------------------------------------------------------------------------

CLASS D (Inception 9/14/94)           8.88%          N/A            9.86%
LEHMAN BROTHERS GOVERNMENT/
CORPORATE BOND INDEX*                 9.46%          N/A            9.34%
--------------------------------------------------------------------------------

* The Lehman Brothers Government/Corporate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any fees or expenses.

INTERMEDIATE BOND PORTFOLIO
---------------------------

                                  [Bar Chart]

                     CALENDAR YEAR TOTAL RETURN (CLASS A)
                     ------------------------------------

                              1998:         7.11%


Best Quarter:     Q3 '98                   +2.94%
Worst Quarter:    Q4 '98                   +0.26%

    AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDING DECEMBER 31, 1998)
    ---------------------------

                                                                   Since
                                         1 Year        5 Year      Inception
                                         ------        ------      ---------
CLASS A (Inception 8/1/97)               7.11%         N/A         6.39%
LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CORPORATE BOND INDEX*         8.42%         N/A         7.95%
--------------------------------------------------------------------------------

* The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any fees or expenses.

INTERNATIONAL BOND PORTFOLIO
----------------------------

                                  [Bar Chart]

                     CALENDAR YEAR TOTAL RETURN (CLASS A)
                     ------------------------------------

                              1995:        20.58%
                              1996:         7.18%
                              1997:        -3.42%
                              1998:        15.45%


Best Quarter:      Q1 '95                 +10.89%
Worst Quarter:     Q1 '97                  -5.89%

    AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDING DECEMBER 31, 1998)
    ---------------------------

                                                                    Since
                                        1 Year         5 Year       Inception
                                        ------         ------       ---------
CLASS A (Inception 3/28/94)             15.45%         N/A          8.79%
J.P. MORGAN NON-U.S. GOVERNMENT
BOND INDEX*                             18.28%         N/A          9.27%
--------------------------------------------------------------------------------

CLASS D (Inception 11/20/95)            15.36%         N/A          6.05%
J.P. MORGAN NON-U.S. GOVERNMENT
BOND INDEX*                             18.28%         N/A          6.08%
--------------------------------------------------------------------------------

* The J.P. Morgan Non-U.S. Government Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any fees or expenses.

BALANCED PORTFOLIO
------------------

                                  [Bar Chart]

                     CALENDAR YEAR TOTAL RETURN (CLASS A)

                              1994:        -6.01%
                              1995:        20.59%
                              1996:        11.23%
                              1997:        20.21%
                              1998:        22.37%


Best Quarter:       Q4 `98                +13.42%
Worst Quarter:      Q3 `98                 -4.69%

    AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDING DECEMBER 31, 1998)

                                                                 Since
                                         1 Year      5 Year      Inception
                                         ------      ------      ---------
CLASS A (Inception 7/1/93)                22.37%      13.15%      12.90%
LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CORPORATE BOND INDEX*           8.42%       6.59%       6.43%
S&P 500 INDEX**                           28.61%      24.09%      22.72%
-----------------------------------------------------------------------------

CLASS C (Inception 12/29/95)              22.07%        N/A       17.49%
LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CORPORATE BOND INDEX*           8.42%        N/A        7.13%
S&P 500 INDEX**                           28.61%        N/A       28.22%
-----------------------------------------------------------------------------

CLASS D (Inception 2/20/96)               21.88%        N/A       17.53%
LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CORPORATE BOND INDEX*           8.42%        N/A        7.03%
S&P 500 INDEX**                           28.61%        N/A       27.88%
-----------------------------------------------------------------------------

* The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any fees or expenses.

** The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

EQUITY INDEX PORTFOLIO
----------------------

                                  [Bar Chart]

                     CALENDAR YEAR TOTAL RETURN (CLASS A)

                              1994:         1.15%
                              1995:        37.18%
                              1996:        22.65%
                              1997:        32.74%
                              1998:        28.31%


Best Quarter:        Q4 `98               +21.22%
Worst Quarter:       Q3 `98                -9.98%

    AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDING DECEMBER 31, 1998)

                                                               Since
                                  1 Year        5 Year        Inception
                                  ------        ------        ---------
CLASS A (Inception 1/11/93)       28.31%        23.72%        21.67%
S&P 500 INDEX*                    28.61%        24.09%        22.04%
------------------------------------------------------------------------------

CLASS C (Inception 9/28/95)       28.00%         N/A          27.30%
S&P 500 INDEX*                    28.61%         N/A          28.05%
------------------------------------------------------------------------------

CLASS D (Inception 9/14/94)       27.79%         N/A          26.97%
S&P 500 INDEX*                    28.61%         N/A          27.78%
------------------------------------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

DIVERSIFIED GROWTH PORTFOLIO
----------------------------

                                  [Bar Chart]

                     CALENDAR YEAR TOTAL RETURN (CLASS A)
                     ------------------------------------

                              1994:        -9.37%
                              1995:        24.54%
                              1996:        17.46%
                              1997:        31.36%
                              1998:        34.96%

Best Quarter:        Q4 '98               +24.51%
Worst Quarter:       Q3 '98                -9.77%

    AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDING DECEMBER 31, 1998)
    ---------------------------

                                                                Since
                                    1 Year        5 Year        Inception
                                    ------        ------        ---------
CLASS A (Inception 1/11/93)         34.96%        18.64%        17.40%
S&P 500 INDEX*                      28.61%        24.09%        22.04%
--------------------------------------------------------------------------------

CLASS D (Inception 9/14/94)         34.44%        N/A           23.07%
S&P 500 INDEX*                      28.61%        N/A           27.87%
--------------------------------------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

FOCUSED GROWTH PORTFOLIO
------------------------

                                  [Bar Chart]

                     CALENDAR YEAR TOTAL RETURN (CLASS A)
                     ------------------------------------

                              1994:        -6.62%
                              1995:        23.67%
                              1996:        14.26%
                              1997:        33.68%
                              1998:        36.50%

Best Quarter:       Q4 '98                +27.64%
Worst Quarter:      Q3 '98                -11.03%

    AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDING DECEMBER 31, 1998)
    ---------------------------

                                                                Since
                                    1 Year         5 Year       Inception
                                    ------         ------       ---------
CLASS A (Inception 7/1/93)          36.50%         19.21%       18.88%
S&P 500 INDEX*                      28.61%         24.09%       22.72%
--------------------------------------------------------------------------------

CLASS C (Inception 6/14/96)         36.18%         N/A          27.96%
S&P 500 INDEX*                      28.61%         N/A          29.41%
--------------------------------------------------------------------------------

CLASS D (Inception 12/8/94)         36.02%         N/A          27.33%
S&P 500 INDEX*                      28.61%         N/A          30.59%
--------------------------------------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

SMALL COMPANY INDEX PORTFOLIO
-----------------------------

                                  [Bar Chart]

                     CALENDAR YEAR TOTAL RETURN (CLASS A)
                     ------------------------------------

                              1994:        -2.28%
                              1995:        27.68%
                              1996:        15.85%
                              1997:        22.16%
                              1998:        -2.85%

Best Quarter:    Q4 '98                   +16.16%
Worst Quarter:   Q3 '98                   -20.10%

    AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDING DECEMBER 31, 1998)
    ---------------------------

                                                                Since
                                      1 Year       5 Year       Inception
                                      ------       ------       ---------
CLASS A (Inception 1/11/93)           -2.85%       11.40%       12.52%
RUSSELL 2000 SMALL STOCK INDEX*       -2.44%       11.76%       13.01%
--------------------------------------------------------------------------------

CLASS D (Inception 12/8/94)           -3.60%       N/A          16.16%
RUSSELL 2000 SMALL STOCK INDEX*       -2.44%       N/A          16.94%
--------------------------------------------------------------------------------

* The Russell 2000 Small Stock Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

INTERNATIONAL EQUITY INDEX PORTFOLIO
------------------------------------

                                  [Bar Chart]

                     CALENDAR YEAR TOTAL RETURN (CLASS A)
                     ------------------------------------

                              1998:        18.94%


Best Quarter:     Q4 '98                  +19.82%
Worst Quarter:    Q3 '98                  -14.10%

    AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDING DECEMBER 31, 1998)
    ---------------------------

                                                                  Since
                                      1 Year       5 Year         Inception
                                      ------       ------         ---------
CLASS A (Inception 4/1/97)            18.94%       N/A            14.35%
MSCI EAFE INDEX*                      20.00%       N/A            14.30%
--------------------------------------------------------------------------------

* The MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australia and Far East Index, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

INTERNATIONAL GROWTH PORTFOLIO
------------------------------

                                  [Bar Chart]

                     CALENDAR YEAR TOTAL RETURN (CLASS A)
                     ------------------------------------

                              1995:         2.53%
                              1996:         5.13%
                              1997:         6.46%
                              1998:        24.52%


Best Quarter:      Q4 '98                 +18.99%
Worst Quarter:     Q3 '98                 -13.76%

    AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDING DECEMBER 31, 1998)
    ---------------------------

                                                                  Since
                                      1 Year        5 Year        Inception
                                      ------        ------        ---------
CLASS A (Inception 3/28/94)           24.52%        N/A           7.94%
MSCI EAFE INDEX*                      20.00%        N/A           8.55%
--------------------------------------------------------------------------------

CLASS D (Inception 11/16/94)          23.95%        N/A           7.55%
MSCI EAFE INDEX*                      20.00%        N/A           8.94%
--------------------------------------------------------------------------------

* The MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australia and Far East Index, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

PORTFOLIO FEES AND EXPENSES
---------------------------

This table describes the fees and expenses that you may pay if you buy and hold Class A, C or D Shares of the Portfolios. Each class of shares represents pro rata interests in a Portfolio except that different shareholder servicing and transfer agency fees are payable due to the varying levels of administrative support and transfer agency services provided to each class. Please note that the following information does not reflect any charges which may be imposed by The Northern Trust Company, its affiliates, correspondent banks and other institutions on their customers. (For more information, please see "Account Policies and Other Information" below.)

                                                              U.S. Government Securities      Short-Intermediate Bond
                                                              --------------------------     ------------------------
                                                               Class A Class C Class D       Class A Class C Class D
                                                               ------- ------- -------       ------- ------- -------
                                                                Shares  Shares  Shares        Shares  Shares  Shares
                                                                ------  ------  ------        ------  ------  ------
Shareholder Fees (fees paid directly from your investment)
    Sales Charge (Load) Imposed on Purchases..................   None    None    None          None    None    None
    Additional Transaction Fee (as a percentage of amount
     invested)................................................   None    None    None          None    None    None
    Deferred Sales Charge (Load)..............................   None    None    None          None    None    None
    Sales Charge (Load) Imposed on Reinvested
        Distributions.........................................   None    None    None          None    None    None
    Redemption Fees...........................................   None    None    None          None    None    None
    Exchange Fees.............................................   None    None    None          None    None    None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are
  deducted from Portfolio assets)
    Management Fees/1/........................................   0.60%   0.60%   0.60%         0.60%   0.60%   0.60%
    Distribution (12b-1) Fees.................................   None    None    None          None    None    None
    Other Expenses
      Servicing Fees..........................................   None    0.15%   0.25%         None    0.15%   0.25%
      Transfer Agency Fees....................................   0.01%   0.10%   0.15%         0.01%   0.10%   0.15%
      Other Operating Expenses/2/.............................   0.25%   0.25%   0.25%         0.15%   0.15%   0.15%
                                                               ------   -----  ------        ------  ------  ------

      Total Other Operating Expenses..........................   0.26%   0.50%   0.65%         0.16%   0.40%   0.55%
                                                               ------   -----   -----         -----   -----   -----

    Total Annual Portfolio Operating Expenses/3/..............   0.86%   1.10%   1.25%         0.76%   1.00%   1.15%
                                                               ======   =====   =====         =====   =====   =====

                                                                 U.S. Treasury Index                   Bond
                                                               -----------------------        -----------------------
                                                               Class A Class C Class D        Class A Class C Class D
                                                               ------- ------- -------        ------- ------- -------
                                                                Shares  Shares  Shares        Shares  Shares  Shares
                                                               ------- ------- -------        ------- ------- -------
Shareholder Fees (fees paid directly from your investment)
    Sales Charge (Load) Imposed on Purchases..................   None    None    None           None   None    None
    Additional Transaction Fee (as a percentage of amount
     invested)................................................   None    None    None           None   None    None
    Deferred Sales Charge (Load)..............................   None    None    None           None   None    None
    Sales Charge (Load) Imposed on Reinvested
        Distributions.........................................   None    None    None           None   None    None
    Redemption Fees...........................................   None    None    None           None   None    None
    Exchange Fees.............................................   None    None    None           None   None    None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are
  deducted from Portfolio assets)
    Management Fees/1/........................................   0.40%   0.40%   0.40%          0.60%  0.60%   0.60%
    Distribution (12b-1) Fees.................................   None    None    None           None   None    None
    Other Expenses
      Servicing Fees..........................................   None    0.15%   0.25%           None  0.15%   0.25%
      Transfer Agency Fees....................................   0.01%   0.10%   0.15%          0.01%  0.10%   0.15%
      Other Operating Expenses/2/.............................   0.36%   0.36%   0.36%          0.14%  0.14%   0.14%
                                                               ------   -----   ------         ------ ------  -----

      Total Other Operating Expenses..........................   0.37%   0.61%   0.76%          0.15%  0.39%   0.54%
                                                               ------   -----   -----          -----  -----   -----

    Total Annual Portfolio Operating Expenses/3/..............   0.77%   1.01%   1.16%          0.75%  0.99%   1.14%
                                                               ======   =====   =====          =====  =====   =====

                                                                  Intermediate Bond             International Bond
                                                               -----------------------        -----------------------
                                                               Class A Class C Class D        Class A Class C Class D
                                                               ------- ------- -------        ------- ------- -------
                                                                Shares  Shares  Shares        Shares  Shares  Shares
                                                               ------- ------- -------        ------- ------- -------
SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Charge (Load) Imposed on Purchases..................   None    None    None          None    None    None
    Additional Transaction Fee (as a percentage of amount
     invested)................................................   None    None    None          None    None    None
    Deferred Sales Charge (Load)..............................   None    None    None          None    None    None
    Sales Charge (Load) Imposed on Reinvested
      Distributions...........................................   None    None    None          None    None    None
    Redemption Fees...........................................   None    None    None          None    None    None
    Exchange Fees.............................................   None    None    None          None    None    None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are
  deducted from Portfolio assets)
    Management Fees/1/........................................   0.60%   0.60%   0.60%         0.90%   0.90%   0.90%
    Distribution (12b-1) Fees.................................   None    None    None          None    None    None
    Other Expenses
      Servicing Fees..........................................   None   0.15%   0.25%          None   0.15%   0.25%
      Transfer Agency Fees....................................   0.01%  0.10%   0.15%          0.01%  0.10%   0.15%
      Other Operating Expenses/2/.............................   0.48%  0.48%   0.48%          0.61%  0.61%   0.61%
                                                               ------  -----  ------         ------ ------  ------

      Total Other Operating Expenses..........................   0.49%  0.73%   0.88%          0.62%  0.86%   1.01%
                                                               ------  -----   -----          -----  -----   -----

    Total Annual Portfolio Operating Expenses/3/..............   1.09%  1.33%   1.48%          1.52%  1.76%   1.91%
                                                               ======  =====   =====          =====  =====   =====

                                                                      Balanced                        Equity
                                                               -----------------------        -----------------------
                                                               Class A Class C Class D        Class A Class C Class D
                                                               ------- ------- -------        ------- ------- -------
                                                                Shares  Shares  Shares        Shares  Shares  Shares
                                                               ------- ------- -------        ------- ------- -------
SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Charge (Load) Imposed on Purchases..................     None    None   None           None   None    None
    Additional Transaction Fee (as a percentage of amount
     invested)................................................     None    None   None           None   None    None
    Deferred Sales Charge (Load)..............................     None    None   None           None   None    None
    Sales Charge (Load) Imposed on Reinvested
      Distributions...........................................     None    None   None           None   None    None
    Redemption Fees...........................................     None    None   None           None   None    None
    Exchange Fees.............................................     None    None   None           None   None    None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are
  deducted from Portfolio assets)
    Management Fees/1/........................................     0.80%   0.80%  0.80%          0.30%  0.30%   0.30%
    Distribution (12b-1) Fees.................................     None    None   None           None   None    None
    Other Expenses
      Servicing Fees..........................................     None    0.15%  0.25%           None  0.15%   0.25%
      Transfer Agency Fees....................................     0.01%   0.10%  0.15%          0.01%  0.10%   0.15%
      Other Operating Expenses/2/.............................     0.23%   0.23%  0.23%          0.15%  0.15%   0.15%
                                                                 ------   -----  -----          -----  -----   -----

      Total Other Operating Expenses..........................     0.24%   0.48%  0.63%          0.16%  0.40%   0.55%
                                                                 ------   -----  -----          -----  -----   -----

    Total Annual Portfolio Operating Expenses/3/..............     1.04%   1.28%  1.43%          0.46%  0.70%   0.85%
                                                                 ======   =====  =====          =====  =====   =====

                                                                   Diversified Growth               Focused Growth
                                                                -------------------------     ---------------------------
                                                                Class A  Class C  Class D     Class A   Class C   Class D
                                                                -------  -------  -------     -------   -------   -------
                                                                 Shares   Shares   Shares      Shares    Shares    Shares
                                                                 ------   ------   ------      ------    ------    ------
SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Charge (Load) Imposed on Purchases..................    None     None     None        None      None      None
    Additional Transaction Fee (as a percentage of amount
     invested)................................................    None     None     None        None      None      None
    Deferred Sales Charge (Load)..............................    None     None     None        None      None      None
    Sales Charge (Load) Imposed on Reinvested Distributions...    None     None     None        None      None      None
    Redemption Fees...........................................    None     None     None        None      None      None
    Exchange Fees.............................................    None     None     None        None      None      None
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are
deducted from Portfolio assets)
    Management Fees/1/........................................   0.80%    0.80%    0.80%       1.10%     1.10%     1.10%
    Distribution (12b-1) Fees.................................    None     None     None        None      None      None
    Other Expenses
      Servicing Fees..........................................    None    0.15%    0.25%        None     0.15%     0.25%
      Transfer Agency Fees....................................   0.01%    0.10%    0.15%       0.01%     0.10%     0.15%
      Other Operating Expenses/2/.............................   0.15%    0.15%    0.15%       0.18%     0.18%     0.18%
                                                                ------    -----    -----       ------    ------    ------

      Total Other Operating Expenses..........................   0.16%     0.40%   0.55%       0.19%     0.43%     0.58%
                                                                ------    -----    -----       -----     -----     -----

    Total Annual Portfolio Operating Expenses/3/..............   0.96%    1.20%    1.35%       1.29%     1.53%     1.68%
                                                                 =====    =====    =====       =====     =====     =====

                                                                    Small Company Index        International Equity Index
                                                                   ----------------------     ----------------------------
                                                                 Class A  Class C  Class D     Class A   Class C   Class D
                                                                 -------  -------  -------     -------   -------   -------
                                                                  Shares   Shares   Shares      Shares    Shares    Shares
                                                                  ------   ------   ------      ------    ------    ------
SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Charge (Load) Imposed on Purchases..................      None     None     None        None      None      None
    Additional Transaction Fee (as a percentage of amount
     invested)................................................     0.50%    0.50%    0.50%       1.00%     1.00%     1.00%
    Deferred Sales Charge (Load)..............................      None     None     None        None      None      None
    Sales Charge (Load) Imposed on Reinvested Distributions...      None     None     None        None      None      None
    Redemption Fees...........................................      None     None     None        None      None      None
    Exchange Fees.............................................      None     None     None        None      None      None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are
deducted from Portfolio assets)
    Management Fees/1/........................................     0.40%    0.40%    0.40%       0.50%     0.50%     0.50%
    Distribution (12b-1) Fees.................................      None     None     None        None      None      None
    Other Expenses
      Servicing Fees..........................................      None    0.15%    0.25%        None     0.15%     0.25%
      Transfer Agency Fees....................................     0.01%    0.10%    0.15%       0.01%     0.10%     0.15%
      Other Operating Expenses/2/.............................     0.33%    0.33%    0.33%       0.49%     0.49%     0.49%
                                                                   -------  ------   ------      ------    ------    -----

      Total Other Operating Expenses..........................     0.34%    0.58%    0.73%       0.50%     0.74%     0.89%
                                                                   -----    -----    -----       -----     -----     -----

    Total Annual Portfolio Operating Expenses/3/..............     0.74%    0.98%    1.13%       1.00%     1.24%     1.39%
                                                                   =====    =====    =====       =====     =====     =====

                                                                   International Growth
                                                                --------------------------
                                                                Class A  Class C  Class D
                                                                -------  -------  -------
                                                                 Shares   Shares   Shares
                                                                 ------   ------   ------
SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Charge (Load) Imposed on Purchases..................     None     None     None
    Additional Transaction Fee (as a percentage of amount
      invested)...............................................     None     None     None
    Deferred Sales Charge (Load)..............................     None     None     None
    Sales Charge (Load) Imposed on Reinvested
      Distributions...........................................     None     None     None
    Redemption Fees...........................................     None     None     None
    Exchange Fees.............................................     None     None     None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are
     deducted from Portfolio assets)
    Management Fees/1/........................................    1.00%    1.00%    1.00%
    Distribution (12b-1) Fees.................................     None     None     None
    Other Expenses
      Servicing Fees..........................................     None    0.15%    0.25%
      Transfer Agency Fees....................................    0.01%    0.10%    0.15%
      Other Operating Expenses/2/.............................    0.30%    0.30%    0.30%
                                                                 ------    -----    -----

      Total Other Operating Expenses..........................    0.31%    0.55%    0.70%
                                                                 ------    -----    -----

    Total Annual Portfolio Operating Expenses/3/..............    1.31%    1.55%    1.70%
                                                                  =====    =====    =====

__________________________

1 For the fiscal year ended November 30, 1998, The Northern Trust Company and Northern Trust Quantitative Advisors, Inc. (collectively, the "Investment Advisers") voluntarily waived a portion of their management fees. AS A RESULT OF THE FEE WAIVER, ACTUAL MANAGEMENT FEES PAID BY THE U.S. GOVERNMENT SECURITIES, SHORT-INTERMEDIATE BOND, U.S. TREASURY INDEX, BOND, INTERMEDIATE BOND, INTERNATIONAL BOND, BALANCED, EQUITY INDEX, DIVERSIFIED GROWTH, FOCUSED GROWTH, SMALL COMPANY INDEX, INTERNATIONAL EQUITY INDEX AND INTERNATIONAL GROWTH PORTFOLIOS WERE 0.25%, 0.25%, 0.15%, 0.25%, 0.25%, 0.70%, 0.50%, 0.10%, 0.55%, 0.80%,
         0.20%, 0.25% AND 0.80%, RESPECTIVELY, OF THE PORTFOLIOS' AVERAGE DAILY NET ASSETS.

2 "Other Operating Expenses" include administration fees and all other ordinary operating expenses of the Portfolios not listed above. For the fiscal year ended November 30, 1998, Goldman, Sachs & Co. ("Goldman Sachs") was entitled to an administration fee from each Portfolio at an annual rate of 0.15% of the average daily net assets of each of the International Equity Index, International Growth and International Bond Portfolios, and 0.10% of the average daily net assets of each other Portfolio. During the same period, Goldman Sachs reimbursed expenses (including administration fees, but excluding management and transfer agency fees, servicing fees and certain extraordinary expenses) which exceeded on an annualized basis 0.25% of the International Equity Index, International Growth and International Bond Portfolios' average daily net assets, and 0.10% of each other Portfolio's average daily net assets. AS A RESULT OF THE EXPENSE REIMBURSEMENT, ACTUAL OTHER OPERATING EXPENSES PAID BY THE U.S. GOVERNMENT SECURITIES, SHORT-INTERMEDIATE BOND, U.S. TREASURY INDEX, BOND, INTERMEDIATE BOND, INTERNATIONAL BOND, BALANCED, EQUITY INDEX, DIVERSIFIED GROWTH, FOCUSED GROWTH, SMALL COMPANY INDEX, INTERNATIONAL EQUITY INDEX AND INTERNATIONAL GROWTH PORTFOLIOS WERE 0.10%, 0.10%, 0.10%, 0.10%, 0.10%, 0.25%, 0.10%, 0.10%, 0.10%, 0.11%, 0.10%, 0.29% AND 0.25%,
         RESPECTIVELY, OF THE PORTFOLIOS' AVERAGE DAILY NET ASSETS.

3 AS A RESULT OF THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, ACTUAL TOTAL ANNUAL OPERATING EXPENSES PAID BY THE PORTFOLIOS' CLASSES OF OUTSTANDING SHARES DURING THE FISCAL YEAR ENDED NOVEMBER 30, 1998 WERE AS SET FORTH BELOW. FEE WAIVERS AND EXPENSE REIMBURSEMENTS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISERS OR GOLDMAN SACHS. If this occurs, the Portfolios' total annual operating expenses may increase without shareholder approval.

                                                                                           TOTAL ANNUAL OPERATING EXPENSES
                                                                                           -------------------------------
                                                                                             CLASS A    CLASS C    CLASS D
                                                                                             -------    -------    -------
            U.S. GOVERNMENT SECURITIES PORTFOLIO..........................................    0.36%      0.60%      0.75%
            SHORT-INTERMEDIATE BOND PORTFOLIO.............................................    0.36%      0.60%      0.75%
            U.S. TREASURY INDEX PORTFOLIO.................................................    0.26%      0.50%      0.65%
            BOND PORTFOLIO................................................................    0.36%      0.60%      0.75%
            INTERMEDIATE BOND PORTFOLIO...................................................    0.36%      0.60%      0.75%
            INTERNATIONAL BOND PORTFOLIO..................................................    0.96%      1.20%      1.35%
            BALANCED PORTFOLIO............................................................    0.61%      0.85%      1.00%
            EQUITY INDEX PORTFOLIO........................................................    0.21%      0.45%      0.60%
            DIVERSIFIED GROWTH PORTFOLIO..................................................    0.66%      0.90%      1.05%
            FOCUSED GROWTH PORTFOLIO......................................................    0.92%      1.16%      1.31%
            SMALL COMPANY INDEX PORTFOLIO.................................................    0.31%      0.55%      0.70%
            INTERNATIONAL EQUITY INDEX PORTFOLIO..........................................    0.55%      0.79%      0.94%
            INTERNATIONAL GROWTH PORTFOLIO................................................    1.06%      1.30%      1.45%

EXAMPLE

The following Example is intended to help you compare the cost of investing in a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                              1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                              ------       -------      -------     --------
U.S. Government Securities Portfolio
     Class A Shares.....................................        $88          $274         $477        $1061
     Class C Shares.....................................       $112          $350         $606        $1340
     Class D Shares.....................................       $127          $397         $686        $1511

Short-Intermediate Bond Portfolio
     Class A Shares.....................................        $78          $243         $422         $942
     Class C Shares.....................................       $102          $318         $552        $1225
     Class D Shares.....................................       $117          $365         $633        $1398

U.S. Treasury Index Portfolio
     Class A Shares.....................................        $79          $246         $428         $985
     Class C Shares.....................................       $103          $322         $558        $1236
     Class D Shares.....................................       $118          $368         $638        $1409

Bond Portfolio
     Class A Shares.....................................        $77          $240         $417         $930
     Class C Shares.....................................       $101          $315         $547        $1213
     Class D Shares.....................................       $116          $362         $628        $1386

Intermediate Bond Portfolio
     Class A Shares.....................................       $111          $347         $601        $1329
     Class C Shares.....................................       $135          $421         $729        $1601
     Class D Shares.....................................       $151          $468         $808        $1768

International Bond Portfolio
     Class A Shares.....................................       $155          $480         $829        $1813
     Class C Shares.....................................       $179          $554         $954        $2073
     Class D Shares.....................................       $194          $600        $1032        $2233

Balanced Portfolio
     Class A Shares.....................................       $106          $331         $574        $1271
     Class C Shares.....................................       $130          $406         $702        $1545
     Class D Shares.....................................       $146          $452         $782        $1713

Equity Index Portfolio
     Class A Shares.....................................        $47          $148         $258         $579
     Class C Shares.....................................        $72          $224         $390         $871
     Class D Shares.....................................        $87          $271         $471        $1049

Diversified Growth Portfolio
     Class A Shares.....................................        $98          $306         $531        $1178
     Class C Shares.....................................       $122          $381         $660        $1455
     Class D Shares.....................................       $137          $428         $739        $1624

Focused Growth Portfolio
     Class A Shares.....................................      $131           $409         $708        $1556
     Class C Shares.....................................      $156           $483         $834        $1824
     Class D Shares.....................................      $171           $530         $913        $1987

Small Company Index Portfolio
     Class A Shares.....................................      $125           $285         $459         $964
     Class C Shares.....................................      $149           $361         $589        $1245
     Class D Shares.....................................      $165           $407         $669        $1418

International Equity Index Portfolio
     Class A Shares.....................................      $201           $415         $647        $1312
     Class C Shares.....................................      $225           $489         $774        $1585
     Class D Shares.....................................      $240           $536         $853        $1752

International Growth Portfolio
     Class A Shares.....................................      $133           $415         $718        $1579
     Class C Shares.....................................      $158           $490         $845        $1845
     Class D Shares.....................................      $173           $536         $923        $2009

                         MANAGEMENT OF THE PORTFOLIOS
                         ----------------------------

INVESTMENT ADVISERS
-------------------

The Northern Trust Company ("Northern"), an Illinois state-chartered bank and member of the Federal Reserve System, serves as investment adviser for all Portfolios except the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios. Northern Trust Quantitative Advisors, Inc. ("NTQA"), an Illinois state-chartered trust company, serves as investment adviser for the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios. Northern and NTQA are referred to as the "Investment Advisers." The Investment Advisers are located at 50 S. LaSalle Street, Chicago, IL 60675 and are wholly-owned subsidiaries of Northern Trust Corporation, a bank holding company. As of December 31, 1998, Northern Trust Corporation and its subsidiaries had approximately $27.9 billion in assets, $18.2 billion in deposits and employed over 8,150 persons.

Northern and its affiliates administered in various capacities (including as master trustee, investment manager or custodian) approximately $1.26 trillion of assets as of December 31, 1998, including approximately $236 billion of assets for which Northern and its affiliates had investment management responsibility.

ADVISORY AGREEMENTS AND FEES
----------------------------

Under its Advisory Agreement with the Trust, each Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios for which it serves as adviser and for placing purchase and sale orders for portfolio securities. As compensation for its advisory services and its assumption of related expenses, each Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios for the fiscal year ended November 30, 1998.

                                                                 ADVISORY FEE
                                                                 ------------
                                                                     PAID
                                                                     ----
                                                 CONTRACTUAL    FOR FISCAL YEAR
                                                 -----------    ---------------
                                                     RATE        ENDED 11/30/98
                                                     ----        --------------
     U.S. Government Securities
        Portfolio.............................       0.60%           0.25%
     Short-Intermediate Bond
        Portfolio.............................       0.60%           0.25%
     U.S. Treasury Index Portfolio............       0.40%           0.15%
     Bond Portfolio...........................       0.60%           0.25%
     Intermediate Bond Portfolio..............       0.60%           0.25%
     International Bond Portfolio.............       0.90%           0.70%
     Balanced Portfolio.......................       0.80%           0.50%
     Equity Index Portfolio...................       0.30%           0.10%
     Diversified Growth Portfolio.............       0.80%           0.55%
     Focused Growth Portfolio.................       1.10%           0.80%
     Small Company Index Portfolio............       0.40%           0.20%
     International Equity Index
        Portfolio.............................       0.50%           0.25%
     International Growth Portfolio...........       1.00%           0.80%

The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects that the Investment Advisers did not charge the full amount of the advisory fees to which they would have been entitled. The Investment Advisers may discontinue or modify their voluntary limitations in the future at their discretion.

PORTFOLIO MANAGEMENT
--------------------

The Investment Advisers employ a team approach to the investment management of the Portfolios, relying upon investment professionals under the leadership of James M. Synder, Chief Investment Officer and Executive Vice President of Northern, and Chairman and Chief Executive Officer of NTQA. Below is information regarding the management of the actively-managed Portfolios.

Mark J. Wirth, Senior Vice President of Northern, is the management team leader for the BOND PORTFOLIO and the SHORT-INTERMEDIATE BOND PORTFOLIO and has had such responsibility for these Portfolios since 1993. Mr. Wirth joined Northern in 1986 and during the past five years has managed various fixed income portfolios.

Michael J. Lannan, Vice President of Northern, and Steven M. Schafer, Vice President of Northern, are the management team leaders for the INTERNATIONAL BOND PORTFOLIO. Mr. Lannan has had such responsibility since 1994 and Mr. Schafer has had such responsibility since July 1998. Mr. Lannan joined Northern in 1986 and during the past five years has managed various fixed income portfolios. Mr. Schafer joined Northern in 1988 and during the past five years has managed various fixed income portfolios and served as credit analyst following both industrial and utility companies.

The management team leaders for the U.S. GOVERNMENT SECURITIES PORTFOLIO and the INTERMEDIATE BOND PORTFOLIO are Mark J. Wirth and Steven M. Schafer. Mr. Wirth has had such responsibility for the Portfolios since July 1988. Mr. Schafer has had such responsibility for the U.S. Government Securities Portfolio since 1995 and for the Intermediate Bond Portfolio since 1997.

The management team leader for the INTERNATIONAL GROWTH PORTFOLIO is Robert A. LaFleur, Senior Vice President of Northern. Mr. LaFleur has had such responsibility since 1994. Mr. LaFleur joined Northern in 1982 and during the past five years has managed various international equity portfolios.

Jon D. Brorson, Senior Vice President of Northern, has led the management teams for the DIVERSIFIED GROWTH PORTFOLIO and FOCUSED GROWTH PORTFOLIO since 1996, when he joined Northern. From 1990 to 1996, he was with Hartline Investment Corp., where his primary responsibilities included portfolio management, investment research, sales and trading.

The management team leaders for the BALANCED PORTFOLIO are Jon D. Brorson and Monty M. Memler. Mr. Brorson has had such responsibility since 1996 and Mr. Memler has had such responsibility since 1993. Mr. Memler, Vice President, joined Northern in 1986 and during the past five years has managed various fixed income portfolios.

OTHER PORTFOLIO MANAGEMENT INFORMATION
--------------------------------------

Prior to April 1, 1998, Northern served as investment adviser to the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios pursuant to advisory agreements substantially identical to those currently in effect for such Portfolios.

On September 2, 1997, the shareholders of the International Growth Portfolio approved a new investment advisory agreement which would allow this Portfolio to implement a "manager of managers" structure with Northern and one of its affiliates, and would allow the Portfolio's investment advisers to enter into sub-advisory agreements with respect to the Portfolio with other firms in the future without further shareholder approval. Although the Securities and Exchange Commission (the "SEC") has granted an exemptive order permitting the manager of managers structure for the Portfolio, the structure will not be implemented without final authorization by the Board of Trustees. At present, it is uncertain when, or if, this structure will become effective.

OTHER PORTFOLIO SERVICES
------------------------

Northern also serves as transfer agent ("Transfer Agent") and custodian for each Portfolio. As Transfer Agent, Northern performs various administrative servicing functions, and any shareholder inquiries should be directed to it. Goldman Sachs serves as the Portfolios' administrator and distributor. The fees that Northern and Goldman Sachs receive for their services in these capacities are described above under "Portfolio Fees and Expenses." Goldman Sachs does not receive any compensation from the Trust for its distribution services. Pursuant to an SEC order, the Portfolios may engage in portfolio securities transactions with Goldman Sachs in the ordinary course of business.

                              ABOUT YOUR ACCOUNT
                              ------------------

PURCHASING SHARES
-----------------

Institutional investors, acting on their own behalf or on behalf of their customers, clients, employees, participants and others ("Customers"), may purchase shares of the Portfolios through their institutional accounts at Northern or an affiliate. They may also purchase shares directly from the Trust. There is no sales charge imposed on purchases of shares. Institutional investors include:

     .    Northern and its affiliates
     . Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million
     .    Other institutions and organizations

The Portfolios currently offer a choice of three classes of shares to meet the special needs of institutional investors ("Institutions").

 .    CLASS A SHARES are designed for Institutions that can obtain information about their shareholder accounts and do not require the additional services available to other classes.

 .    CLASS C SHARES are designed for Institutions that require the Transfer
     Agent and a Servicing Agent to provide certain account-related services incident to Customers being the beneficial owners of shares.

 .    CLASS D SHARES are designed for Institutions that require the Transfer
     Agent and a Servicing Agent to provide them and their Customers with certain account-related services and other information.

Different shareholder servicing and transfer agency fees are payable by each class of shares (see "Portfolio Fees and Expenses" above). In addition, any person entitled to receive compensation for selling or servicing shares of a Portfolio may receive different compensation with respect to one particular class of shares over another in the same Portfolio.

OPENING AN ACCOUNT

You can purchase shares of the Portfolios through your institutional account at Northern (or an affiliate) or you may open an account directly with the Trust.

THROUGH AN INSTITUTIONAL ACCOUNT. If you are opening an institutional account at Northern, a Northern representative can assist you with all phases of your investment. The Trust does not require a minimum initial investment for Institutions that invest through their accounts at Northern. To purchase shares through your account, contact your Northern representative for further information.

DIRECTLY FROM THE TRUST. An Institution may open a shareholder account and purchase shares directly from the Trust with an aggregate minimum initial investment of at least $5 million in one or more Portfolios. There is no minimum for subsequent investments.

     BY MAIL.
        .   Read this prospectus carefully.
        .   Complete and sign the new account application.
        .   Include a certified  corporate  resolution  (or other  acceptable evidence of authority).
        .   Enclose a check or Federal Reserve draft payable to the specific
            Portfolio. If investing in more than one Portfolio, please include a separate check for each.
        .   Mail your check, corporate resolution and completed application to:
               Northern Institutional Funds, c/o The Northern Trust Company
               P.O. Box 75943
               Chicago, Illinois 60675-5943

     All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

     BY TELEPHONE.
        .   Read this prospectus carefully.
        .   Call the Transfer Agent at 1-800-637-1380.
        .   To open a new account please provide:
            .  The name of the Portfolio in which you'd like to invest
            .  The number of shares or dollar amount to be invested
            .  The method of payment
        .   To add to an existing account, please provide:
               .   The Institution's name
               .   Your Account Number

     BY WIRE OR ACH TRANSFER.
        .   To open a new account:
            .  Call the Transfer Agent at 1-800-637-1380 for instructions
        .   To add to an existing account:
            .  Have your bank wire Federal funds or effect an ACH Transfer to:

                         The Northern Trust Company
                         Chicago, Illinois
                         ABA Routing No. 0710-00152
                         (Reference 10 Digit Portfolio Account Number) (Reference Shareholder's Name)

For more information about the purchase of shares, call the Transfer Agent at 1-800-637-1380.

SELLING SHARES
--------------

THROUGH AN INSTITUTIONAL ACCOUNT. Institutions may sell (redeem) shares through their institutional account by contacting their Northern account representative.

DIRECTLY THROUGH THE TRUST. Institutions that purchase shares directly from the Trust may redeem their shares through the Transfer Agent in one of the following ways:

     BY MAIL.
        .  Send a written request to:
           Northern Institutional Funds
           c/o The Northern Trust Company
           P.O Box 75943
           Chicago, Illinois 60675-5943
        .  The letter of instruction must include:
           .  The signature of a duly authorized person
           .  Your account number
           .  The name of the Portfolio
           .  The number of shares or the dollar amount to be redeemed


     BY TELEPHONE.
        .  Call the Transfer Agent at 1-800-637-1380 for instructions.
        . During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Shares -- By Mail."

     BY WIRE.
        .  Call the Transfer Agent at 1-800-637-1380 for instructions.
        . You must have given prior authorization for expedited wire redemption.
        .  The minimum amount that may be redeemed by this method is $10,000.

ACCOUNT POLICIES AND OTHER INFORMATION
--------------------------------------

PURCHASE AND REDEMPTION MINIMUMS. There is no purchase minimum for Institutions purchasing shares through their institutional account at Northern. For Institutions opening an account directly with the Trust, there is a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive the purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at net asset value ("NAV"). The NAV for each share class of a Portfolio is calculated by dividing the value of the Portfolio's net assets attributed to that class by the number of outstanding shares of that class. The NAV for each class is calculated as of 3:00 p.m., Chicago time, each Business Day. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received and accepted as described below.

U.S. and foreign securities held by a Portfolio generally are valued at their market prices. Shares of an investment company held by a Portfolio are valued at their net asset value. Any securities, including restricted securities, for which market prices are not readily available are valued at fair value as determined by the Investment Advisers. Short-term obligations held by a Portfolio are valued at their amortized cost which, according to the Investment Advisers, approximates market value.

A Portfolio may hold foreign securities that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Requests accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m., Chicago time, on any Business Day will be executed the same day, at that day's closing share price (plus any additional transaction fee) provided that either:

     . The Transfer Agent receives the purchase price in Federal or other immediately available funds prior to 3:00 p.m., Chicago time, on the same Business Day;

     . The order is accepted by an authorized intermediary and payment in Federal or other immediately available funds is made on the next Business Day according to procedures authorized by the Trust; or
     . Payment in Federal or other immediately available funds is received on the next Business Day in an institutional account maintained with Northern or an affiliate.

Orders received by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. on a Business Day will be executed on the next Business Day, at that day's closing share price (plus any additional transaction fee), provided that payment is made as noted above. If an Institution pays for shares by check, Federal funds generally will become available within two Business Days after a purchase order is received.

In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" Below.

ADDITIONAL TRANSACTION FEE. Purchases of, and exchanges for, shares of the Small Company Index and International Equity Index Portfolios require the payment of an additional transaction fee. This fee equals .50% and 1.00%, respectively, of the dollar amount purchased. It does not apply to reinvested dividends or capital gains distributions.

This transaction fee is not a sales charge. It is paid to the Portfolios and is used to protect existing shareholders by offsetting the transaction costs associated with new purchases of securities by the Portfolios. Because these transaction costs are not paid out of their other assets, the Small Company Index Portfolio and the International Equity Index Portfolio are expected to track their respective indices more closely.

TAX IDENTIFICATION NUMBER. Federal regulations require you to provide to the Transfer Agent a taxpayer identification number when you open an account. Purchase orders without such a number or an indication that a number has been applied for will not be accepted. If you have applied for a number, you must provide it to the Transfer Agent within 60 days of the date of the order.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Portfolio. See the Statement of Additional Information for further information about the terms of these purchases and redemptions.

MISCELLANEOUS PURCHASE INFORMATION.

 .    Institutions are responsible for transmitting purchase orders to the
     Transfer Agent and delivering required funds on a timely basis.

 .    Institutions are responsible for all losses and expenses of a Portfolio in the event of any failure to make payment according to the procedures outlined in this prospectus. Northern may redeem shares from any account it maintains to protect the Portfolios and Northern against loss. In addition, a $20 charge will be imposed if a check does not clear.

 .    The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary by 3:00 p.m., Chicago time, on a Business Day will be executed on the same day. The redemption or exchange will be effected at that day's closing share price (plus any additional transaction fee, in the case of an exchange). Redemption proceeds will normally be sent or credited on the next Business Day.

Orders received in good order on a non-Business Day or after 3:00 p.m., Chicago time, on a Business Day will be executed the next Business Day, at that day's closing share price (plus any additional transaction fee, in the case of an exchange). The proceeds will normally be sent or credited the second Business Day. We consider requests to be in "good order" when all required documents are properly completed, signed and received, including a certified corporate resolution or other acceptable evidence of authority.

In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" Below.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed new account application, including a corporate resolution or other acceptable evidence of authority.

 .    The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

 .    If you are redeeming recently purchased shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 15 days.

 .    Institutions are responsible for transmitting redemption orders to the
     Transfer Agent and crediting their Customers' accounts with redemption proceeds on a timely basis.

 .    Redemption requests by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

 .    The Trust reserves the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders.

 .    The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized.

 .    The Trust reserves the right to change or discontinue any of its redemption procedures.

EXCHANGE PRIVILEGES. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of a Portfolio for the same class of shares of another Portfolio. The registration of both accounts involved must be identical. A $1,000 minimum investment applies. An exchange is a redemption of shares of one Portfolio and the purchase of shares of another Portfolio. It is considered a taxable event and may result in a gain or loss.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the prospectus for the shares you are acquiring.

TELEPHONE TRANSACTIONS. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions, address of record, or other account information only in writing. These instructions must be accompanied by a certified corporate resolution, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

BUSINESS DAY. A "Business Day" is each Monday through Friday when Northern and the New York Stock Exchange are open for business. A "Business Day" does not include a holiday observed by Northern or the Exchange. In 1999 these days are:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas Day.

EARLY CLOSINGS. The Portfolios reserve the right to cease, or to advance the time for, accepting purchase, redemption or exchange orders for same Business Day credit when Northern or the Exchange closes early as a result of unusual weather or other conditions. They also reserve this right when The Bond Market Association recommends that securities markets close or close early.

AUTHORIZED INTERMEDIARIES. The Trust may authorize certain financial intermediaries (including banks, trust companies, brokers and investment advisers), which provide recordkeeping, reporting and processing services, to accept purchase, redemption and exchange orders from their Customers on behalf of the Trust. They may also designate other intermediaries to accept such orders, if approved by the Trust. Authorized intermediaries are responsible for transmitting orders and delivering funds on a timely basis. A Portfolio will be deemed to have received an order when the order is accepted in proper form by the authorized intermediary on a Business Day, and the order will be priced at the Portfolio's per share NAV next determined.

SERVICE AGENTS. Certain Institutions may perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of Class C or D shares through agreements with the Trust ("Service Agents"). These agreements are permitted under the Trust's Shareholder Servicing Plan. The level of support services required by an Institution and its Customers generally will determine whether they purchase Class A, C or D shares.

Administrative support services may include:

     .    processing purchase and redemption requests from investors;

     .    placing net purchase and redemption orders with the Transfer Agent;

     . providing necessary personnel and facilities to establish and maintain investor accounts and records; and

     . providing information periodically to investors showing their positions in Portfolio shares.

Service Agents will receive fees from the Portfolios for such services at an annual rate of up to 0.15% and 0.25% of the average daily net asset value of Class C and Class D shares, respectively. These fees will be borne exclusively by the beneficial owners of Class C and D shares. Please note that Northern and NTQA may also provide compensation to certain dealers and other financial intermediaries who provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of a Portfolio's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by Northern and NTQA as Investment Advisers (after adjustments). This additional compensation will be paid by Northern, NTQA or their affiliates and will not represent an additional expense to the Trust or its shareholders.

Customers purchasing shares through an Institution should read their account agreements carefully. An Institution's requirements may differ from those listed in this prospectus. An Institution may also impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If a Customer has agreed with a particular Institution to maintain a minimum balance with the Institution and the balance falls below this minimum, the Customer may be required to redeem all or a part of his investment in a Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation paid by the Trust to a Service Agent in connection with the investment of fiduciary funds in Portfolio shares. Banks and other institutions regulated by the Office of Comptroller of the Currency, Board of Governors of the Federal Reserve System and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into servicing agreements.

State securities laws regarding the registration of dealers may differ from Federal law. As a result, Institutions investing in the Portfolios on behalf of their Customers may be required to register as dealers.


DIVIDENDS AND DISTRIBUTIONS
---------------------------

Dividends and capital gain distributions of each Portfolio are automatically reinvested in additional shares of the same Portfolio without any sales charge or additional purchase price amount. You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in the same class of shares of another Portfolio at their net asset value per share (plus an additional purchase price amount equal to .50% and 1.00% of the amount invested in the case of the Small Company Index Portfolio and International Equity Index Portfolio, respectively). If you would like to receive dividends or distributions in cash or have them reinvested in another Portfolio, you must notify the Transfer Agent in writing at least two days before the dividend or distribution record date. Dividends and distributions may only be reinvested in a Portfolio in which you maintain an account.

The following table summarizes the general distribution policies for each of the
Portfolios:

--------------------------------------- -------------------------------------- --------------------------------------
                                                  DIVIDENDS, IF ANY                    CAPITAL GAINS, IF ANY
--------------------------------------- -------------------------------------- --------------------------------------
                                                  DECLARED AND PAID                      DECLARED AND PAID
--------------------------------------- -------------------------------------- --------------------------------------
U.S. Government Securities Portfolio                  Monthly                                Annually
--------------------------------------- -------------------------------------- --------------------------------------
Short-Intermediate Bond Portfolio                     Monthly                                Annually
--------------------------------------- -------------------------------------- --------------------------------------
U.S. Treasury Index Portfolio                         Monthly                                Annually
--------------------------------------- -------------------------------------- --------------------------------------
Bond Portfolio                                        Monthly                                Annually
--------------------------------------- -------------------------------------- --------------------------------------
Intermediate Bond Portfolio                           Monthly                                Annually
--------------------------------------- -------------------------------------- --------------------------------------
International Bond Portfolio                          Quarterly                              Annually
--------------------------------------- -------------------------------------- --------------------------------------
Balanced Portfolio                                    Quarterly                              Annually
--------------------------------------- -------------------------------------- --------------------------------------
Equity Index Portfolio                                Quarterly                              Annually
--------------------------------------- -------------------------------------- --------------------------------------
Diversified Growth Portfolio                          Annually                               Annually
--------------------------------------- -------------------------------------- --------------------------------------
Focused Growth Portfolio                              Annually                               Annually
--------------------------------------- -------------------------------------- --------------------------------------
Small Company Index Portfolio                         Annually                               Annually
--------------------------------------- -------------------------------------- --------------------------------------
International Equity Index Portfolio                  Annually                               Annually
--------------------------------------- -------------------------------------- --------------------------------------
International Growth Portfolio                        Annually                               Annually
--------------------------------------- -------------------------------------- --------------------------------------

A Portfolio with an annual dividend or distribution policy may, in some years, make additional dividends or distributions to the extent necessary for the Portfolio to avoid incurring unnecessary tax liabilities.

TAX CONSIDERATIONS
------------------

Each Portfolio intends to qualify as a regulated investment company for Federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain. The Portfolios' dividends and distributions will be taxable to you for Federal, state and local income tax purposes, unless you have a tax-advantaged account. Dividends and distributions are taxable whether they are received in cash or reinvested in Portfolio shares. In general, distributions attributable to interest, dividend, certain foreign exchange gain and short-term capital gain income of the Portfolios are taxable to you as ordinary income. Distributions attributable to long-term capital gains of the Portfolios are generally taxable to you as capital gains. This is true no matter how long you own your shares.

There are certain tax requirements that the Portfolios must follow in order to avoid Federal taxation. In their efforts to adhere to these requirements, the Portfolios may have to limit their investment activity in some types of instruments.

A portion of dividends paid by the Balanced and Equity Portfolios may qualify for the dividends-received deduction for corporations. It is not expected that any dividends paid by the Fixed Income Portfolios will qualify for this deduction.

The sale of Portfolio shares is a taxable event on which gain or loss may be recognized. For tax purposes, an exchange is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Portfolio shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you sell or exchange them. Shares held six months or less may also generate long-term capital loss to the extent of any capital gains distributions received on the shares while they were held by you.

TIMING

Dividends and distributions from each Portfolio will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Portfolio in October, November or December and paid in January are taxed as though they were paid by December 31.

Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

EFFECT OF FOREIGN TAXES. So long as more than 50% of the value of the total assets of the International Bond, International Growth and International Equity Index Portfolios consists of stock or securities (including debt securities) of foreign corporations at the close of a taxable year, these Portfolios may elect, for Federal income tax purposes, to treat certain foreign taxes paid by them, including generally any withholding and other foreign income taxes, as paid by their shareholders. Should the Portfolios make this election, the amount of such foreign taxes paid by the Portfolios will be included in their shareholders' income pro rata (in addition to taxable distributions actually received by them), and such shareholders will be entitled either (a) to credit their proportionate amounts of such taxes against their Federal income tax liabilities, or (b) to deduct such proportionate amounts from their Federal taxable income under certain circumstances.

TAX EFFECT OF "BUYING A DIVIDEND"

A Portfolio's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation. When these amounts are distributed, they will be taxable to you. For this reason, you should be especially mindful that if you buy shares on or just before the record date of a dividend or capital gains distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable dividend or capital gain.

Your investment in the Portfolios could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Portfolios. More tax information is provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.


YEAR 2000 ISSUES
----------------

Like every other business dependent upon computerized information processing, Northern Trust Corporation ("Northern Trust") must deal with "Year 2000" issues.

Many computer systems use two digits rather than four to identify the year. Unless adapted, these systems may not be able to correctly distinguish the Year 2000 from the Year 1900. As the Year 2000 approaches, many systems may be unable to accurately process certain date-based information, which could cause a variety of operational problems for businesses. This could have a negative effect on the companies in which the Portfolios invest, thus hurting the Portfolios' investment returns.

Northern Trust has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. It has established a dedicated Year 2000 Project Team whose members have significant systems development and maintenance experience. Northern Trust's Year 2000 project includes a comprehensive testing plan. Northern Trust has advised the Trust that it expects work on its critical systems to be substantially complete on or about December 31, 1998, so that testing with outside parties may be conducted during 1999.

Northern Trust also will have a program to monitor and assess the efforts of other parties. However, it cannot control the success of those efforts. Contingency plans are being established to provide Northern Trust with alternatives in case these entities experience significant Year 2000 difficulties that impact Northern Trust.

Furthermore, even if the actions taken by Northern Trust are successful, the Portfolios may nevertheless suffer losses if the issuers of securities held by them experience Year 2000 difficulties. Also, it is possible that the normal operations of the Portfolios will, in any event, be disrupted significantly by the failure of communications and public utility companies, governmental entities, financial processors or others to perform their services as a result of Year 2000 problems.

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                                  APPENDIX A
                                  ----------

                  ADDITIONAL INFORMATION ON PORTFOLIO RISKS,
                           SECURITIES AND TECHNIQUES

This Appendix takes a closer look at some of the risks that are presented by the types of securities in which the Portfolios may invest. It also explores the various investment techniques that may be used by the investment management team. The Portfolios may invest in other securities and are subject to further restrictions and risks which are described in the Statement of Additional Information.

A.       SPECIAL RISKS AND OTHER CONSIDERATIONS.

DERIVATIVE RISK. Each Portfolio may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived from---or based upon---the performance of underlying assets, interest or currency exchange rates, or indices. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options, interest rate and currency swaps, equity swaps, structured securities, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including leveraged "inverse floaters").

         INVESTMENT STRATEGY. A Portfolio will invest in derivatives only if the potential risks and rewards are consistent with the Portfolio's objective, strategies and overall risk profile. The Portfolios may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Portfolios may also use derivatives for speculative purposes to invest for potential income or capital gain.

         SPECIAL RISKS. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

FOREIGN INVESTMENT RISK. Many of the Portfolios may invest a portion of their assets in foreign securities. These include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. EDRs and GDRs are receipts issued by non-U.S. financial institutions that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and are generally denominated in a foreign currency.

         INVESTMENT STRATEGY. The International Bond, International Equity Index and International Growth Portfolios will invest a substantial portion of their total assets in foreign securities. The Short-Intermediate Bond, Bond, Intermediate Bond, Balanced, Diversified Growth and Focused Growth Portfolios may invest up to 25% of their total assets in foreign securities. The Balanced, Diversified Growth and Focused Growth Portfolios will not invest more than 20% of their respective assets in ADRs, and will not invest more than 5% of their respective assets in EDRs and GDRs.

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         The International Growth and Intermediate Bond Portfolios may invest more than 25% of their total assets in the securities of issuers located in Japan, the United Kingdom, France, Germany or Switzerland because the securities markets in those countries are highly developed, liquid and subject to extensive regulation. The International Equity Index Portfolio invests in countries according to their weightings in the EAFE Index.

         SPECIAL RISKS. Foreign securities involve special risks and costs. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. The performance of investments in securities denominated in a foreign currency will also depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.

         Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

         Additional risks are involved when investing in countries with emerging economies or securities markets. These countries are located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Portfolio may be required to deliver securities receiving payment and may also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Portfolios.

         While the Portfolios' investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Portfolios are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing a Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Portfolios' respective net currency positions may expose them to risks independent of their securities positions.

         The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union (the "EMU") presents unique uncertainties, including: the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates

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         for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the EMU will converge over time; and whether the conversion of the currencies of other countries such as the United Kingdom and Denmark into the euro and the admission of other non-EMU countries such as Poland, Latvia and Lithuania as members of the EMU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Portfolios.

INVESTMENT GRADE CREDIT RISK. A security is considered investment grade if, at the time of purchase, it is rated:

         . BBB or higher by Standard and Poor's Ratings Services ("S&P"); . Baa or higher by Moody's Investors Service, Inc. ("Moody's"); . BBB or higher by Duff & Phelps Credit Rating Co. ("Duff"); or . BBB or higher by Fitch IBCA Inc. ("Fitch").

A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

         INVESTMENT STRATEGY. Except as stated in the next section, fixed income and convertible securities purchased by the Portfolios will generally be rated investment grade. The Portfolios may also invest in unrated securities if the Investment Adviser believes they are comparable in quality.

         SPECIAL RISKS. Although securities rated BBB by S&P, Duff or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Investment Adviser will consider such an event in determining whether the Portfolio should continue to hold the security.

MATURITY RISK. Each Fixed Income Portfolio will normally maintain the dollar-weighted average maturity of its portfolio within a specified range. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of asset-backed securities will be based on estimates of average life. As a result, the Portfolios cannot guarantee that these estimates will, in fact, be accurate or that their average maturities will remain within their specified limits.

NON-INVESTMENT GRADE CREDIT RISK. Non-investment grade fixed income and convertible securities are generally rated BB or below by S&P, Duff or Fitch, or Ba by Moody's.

         INVESTMENT STRATEGY. All of the Portfolios, except the U.S. Government Securities, Equity Index, Small Company Index and U.S. Treasury Index Portfolios, may invest a portion of their total assets in non-investment grade securities when the investment management team determines that such securities are desirable in light of the Portfolios' investment objectives and portfolio mix. Such securities may be purchased as long as they are rated "B" or higher at the time of purchase by at least one major rating agency (or if unrated, they are of comparable quality as determined by the Investment Adviser).

         Under normal market conditions, the International Bond, International Growth and International Equity Index Portfolios may invest up to 5% of their total assets in non-investment grade securities. The Short-Intermediate Bond, Bond, Intermediate Bond, Balanced, Diversified Growth and Focused Growth Portfolios may invest up to 10% of their total assets in non-investment grade securities.

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         SPECIAL RISKS. Non-investment grade securities (sometimes referred to as "junk bonds") are subject to greater risk than investment grade securities. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is also greater because low-rated securities generally are unsecured and are generally less liquid than higher quality securities. If an issuer defaulted, a Portfolio could incur additional expenses seeking recovery of its investment.

PORTFOLIO TURNOVER RISK. The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Portfolio. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Portfolio and its shareholders. It may also result in higher short-term capital gains that are taxable to shareholders. See "Financial Highlights" for the Portfolios' historical portfolio turnover rates.

TEMPORARY INVESTMENT RISK. Short-term obligations refer to U.S. Government securities, high-quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits) and repurchase agreements with maturities of 13 months or less. Generally, these obligations are purchased to provide stability and liquidity to a Portfolio.

         INVESTMENT STRATEGY. Each Portfolio may invest all or any portion of its assets in short-term obligations pending investment, to meet anticipated redemption requests or as a temporary defensive measure in response to adverse market or economic conditions (except for the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios which generally will not invest in these securities as part of a temporary defensive strategy to protect against potential stock market declines).

         SPECIAL RISKS. A Portfolio may not achieve its investment objective when its assets are invested in short-term obligations.

TRACKING RISK. The Equity Index, Small Company Index, International Equity Index and U.S. Treasury Index Portfolios (the "Index Portfolios") seek to track the performance of their respective benchmarks indices.

         INVESTMENT STRATEGY. Under normal market conditions, the Investment Adviser expects the quarterly performance of the Index Portfolios to be within a .95 correlation with their respective benchmarks, before expenses.

         SPECIAL RISKS. The Index Portfolios are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. These may prevent a Portfolio from achieving its investment objective.

B.       ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES.

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. They represent interests in pools of mortgages or other cash-flow producing assets such as automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

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         INVESTMENT STRATEGY. The Short-Intermediate Bond, Bond, Intermediate
         Bond, International Bond and Balanced Portfolios may purchase various types of asset-backed securities. The U.S. Government Securities Portfolio may only purchase mortgage-backed securities that are issued by an agency of the U.S. Government. The Portfolios will invest in asset-backed securities rated investment grade (rated BBB or better by S&P, Duff or Fitch, or Baa or better by Moody's) at the time of purchase. They may also invest in unrated mortgage-backed securities which the Investment Adviser believes are of comparable quality. The Portfolios will not purchase non-mortgage asset-backed securities that are unrated by S&P, Duff, Fitch or Moody's.

         SPECIAL RISKS. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Portfolios can borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of securities held by a Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest).

         INVESTMENT STRATEGY. Each Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets (including the amount borrowed). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

         SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the net asset value of the Portfolios' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. They offer the Portfolios a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

         INVESTMENT STRATEGY. The Short-Intermediate Bond, Bond, Intermediate Bond, International Bond, Balanced, Diversified Growth, Focused Growth, International Growth and International Equity Index Portfolios may each acquire convertible securities. These securities are subject to the same rating requirements as fixed income securities held by a Portfolio. The Short-Intermediate Bond, Bond, Intermediate Bond and International Bond Portfolios ordinarily will sell

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         shares of common stock received upon conversion of convertible securities held by such Portfolios.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.

         INVESTMENT STRATEGY. The Fixed Income Portfolios (except the U.S. Treasury Index and International Bond Portfolios) and Balanced Portfolio may invest up to 5% of their total assets in custodial receipts.

         SPECIAL RISKS. Like other stripped obligations, custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

EQUITY SWAPS. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.

         INVESTMENT STRATEGY. The Balanced Portfolio and the Equity Portfolios may invest in equity swaps. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps may also be used for other purposes, such as hedging or seeking to increase total return.

         SPECIAL RISKS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the investment management team does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Portfolio may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Portfolio may suffer a loss if the counterparty defaults.

EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

         INVESTMENT STRATEGY. The Short-Intermediate Bond, Bond, Intermediate Bond, International Bond and Balanced Portfolios may invest in exchange rate-related securities.

         SPECIAL RISKS. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

         INVESTMENT STRATEGY. The Short-Intermediate Bond, Bond, Intermediate Bond, International Bond, Balanced, Diversified Growth, Focused Growth, International Growth and International Equity Index Portfolios may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The International Bond and International Growth Portfolios may also enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no Portfolio is required to hedge its foreign currency positions.

         SPECIAL RISKS. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other

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         party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Portfolio's foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in losses that would not otherwise be incurred.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. For example, a futures contract may obligate a Portfolio, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

         INVESTMENT STRATEGY. Each Portfolio may invest in futures contracts and options on futures contacts on domestic or foreign exchanges or boards of trade. They may be used for hedging purposes, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs.

         The value of a Portfolio's futures contacts may equal up to 100% of its total assets. However, a Portfolio will not purchase or sell a futures contract unless, after the transaction, the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options used for non-hedging purposes is 5% or less of its total assets.

         SPECIAL RISKS. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Portfolio's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

         INVESTMENT STRATEGY. Each Portfolio may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and policies, the Portfolios may purchase domestically-traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Advisers determine, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.

         SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in Rule 144A Securities could increase the level of a Portfolio's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Portfolio for a set time period.

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         INVESTMENT STRATEGY. The Short-Intermediate Bond, Bond, Intermediate
         Bond and Balanced Portfolios may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Advisers.

         SPECIAL RISKS. IFAs are not insured by a government agency--they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, an active secondary market in IFAs does not currently exist. This means that it may be difficult to sell an IFA at an appropriate price.

INTEREST RATE SWAPS, FLOORS AND CAPS AND CURRENCY SWAPS. Interest rate and currency swaps are contracts that obligate a Portfolio and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate.

         INVESTMENT STRATEGY. The Fixed Income Portfolios (except the U.S. Treasury Index Portfolio) and the Balanced Portfolio may enter into interest rate swaps and purchase interest rate floors or caps to protect against interest rate fluctuations and fluctuations in the floating rate market. The International Bond, International Growth and International Equity Index Portfolios may enter into currency swaps to protect again currency fluctuations.

         SPECIAL RISKS. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the amount of interest payments that the Portfolio is entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one currency in exchange for the other currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party will default on its delivery obligations. Like other derivative securities, swaps, floors and caps can be highly volatile. As a result, they may not always be successful hedges and they could lower a Portfolio's total return.

INVESTMENT COMPANIES. To the extent consistent with their respective investment objectives and policies, the Portfolios may invest in securities issued by other investment companies, including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), World Equity Benchmark SharesSM issued by The Foreign Fund, Inc. ("WEBS"), S&P's Depository Receipts ("SPDRs") and similar securities of other issuers.

         INVESTMENT STRATEGY. Investments by a Portfolio in other investment companies will be subject to the limitations of the 1940 Act. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

         SPECIAL RISKS. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees and expenses paid by that company. These would be in addition to the advisory and other fees paid directly by the Portfolio.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.

         INVESTMENT STRATEGY. Each Portfolio may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. A Portfolio will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Portfolio's assets subject to options written by the Portfolio will not be greater than 25% of its net assets at the time the option is written. A Portfolio may "cover" a call option by owning the security underlying the option or through other means. Put options written by a Portfolio are "secured" if the Portfolio maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

         SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

         Each Portfolio will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Advisers. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

         INVESTMENT STRATEGY. Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Advisers. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Portfolio acquires the securities.

         SPECIAL RISKS. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is not enforceable.

SECURITIES LENDING. In order to generate additional income, the Portfolios may lend securities on a short-term basis to banks, brokers-dealers, or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

         INVESTMENT STRATEGY. Securities lending may represent no more than one-third the value of a Portfolio's total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in U.S. Government securities and other liquid high-grade debt obligations.

         SPECIAL RISKS. The main risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Portfolio could experience delays in recovering its securities and may incur a capital loss. In addition, a Portfolio may incur a loss in reinvesting the cash collateral it receives.

STRIPPED OBLIGATIONS. These securities are issued by the U.S. Government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

         INVESTMENT STRATEGY. The Fixed Income and Balanced Portfolios may purchase stripped securities.

         SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect a Portfolio's total returns.

STRUCTURED SECURITIES. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.

         INVESTMENT STRATEGY. Each Portfolio may invest in structured securities to the extent consistent with its investment objective.

         SPECIAL RISKS. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Portfolio could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

UNITED STATES GOVERNMENT OBLIGATIONS. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

         INVESTMENT STRATEGY. To the extent consistent with its investment objective, each Portfolio may invest in a variety of U.S. Treasury obligations. With the exception of the U.S. Treasury Index Portfolio, each Portfolio also may invest in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

         SPECIAL RISKS. Not all U.S. Government obligations carry the same guarantees. Some, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes and leveraged inverse floating rate instruments ("inverse floaters"). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest.

         INVESTMENT STRATEGY. Each Portfolio may invest in rated and unrated variable and floating rate instruments to the extent consistent with its investment objective. Unrated instruments may be purchased by a Portfolio if they are determined by the Investment Advisers to be of comparable quality to rated instruments eligible for purchase by the Portfolio.

         SPECIAL RISKS. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate and credit risk. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments.

WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

         INVESTMENT STRATEGY. The Balanced, Diversified Growth, Focused Growth, International Growth, Small Company Index and International Equity Index Portfolios may invest up to 5% of their total assets at the time of purchase in warrants and similar rights. The Balanced, Diversified Growth, Focused Growth and International Growth Portfolios may also purchase bonds that are issued in tandem with warrants.

         SPECIAL RISKS. Warrants are derivative instruments that present risks similar to options.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

         INVESTMENT STRATEGY. Each Portfolio may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Although the Portfolios would generally purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

         SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they are actually issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

         INVESTMENT STRATEGY. Each Portfolio may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective.

         SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Portfolio's investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Portfolio to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

C.       DISCLAIMERS.

The U.S. Treasury Index Portfolio is not sponsored, endorsed, sold or promoted by Lehman, nor does Lehman guarantee the accuracy and/or completeness of the Lehman Index or any data included therein. Lehman makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or any entity from the use of the Lehman Index or any data included therein. Lehman makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Index or any data included therein.

The Equity Index Portfolio is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P 500(R) Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or any entity from the use of the S&P 500(R) Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500(R) Index or any data included therein.

The International Equity Index Portfolio is not sponsored, endorsed, sold or promoted by MSCI, nor does MSCI guarantee the accuracy and/or completeness of the EAFE Index or any data included therein. MSCI makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or any entity from the use of the EAFE Index or any data included therein. MSCI makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the EAFE Index or any data included therein.

The Small Company Index Portfolio is not sponsored, endorsed, sold or promoted by Russell, nor does Russell guarantee the accuracy and/or completeness of the Russell 2000 Index or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or any entity from the use of the Russell 2000 Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the Russell 2000 Index or any data included therein.

                                  APPENDIX B
                                  ----------

                        PORTFOLIO FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand a Portfolio's financial performance for the past five years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report is included in the Portfolios' annual report along with the Portfolios' financial statements. The annual report is available upon request and without charge.


FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
U.S. GOVERNMENT SECURITIES PORTFOLIO

                                                                           Class A
                                                   -------------------------------------------------------
                                                       1998      1997       1996     1995       1994
NET ASSET VALUE, BEGINNING OF YEAR                  $  19.99   $ 20.07   $  20.08   $ 19.05   $ 20.07
Income (loss) from investment operations:
  Net investment income                                 1.17      1.21       1.02      1.05      0.91
  Net realized and unrealized gain (loss)               0.26     (0.07)     (0.01)     1.02     (1.02)
Total income (loss) from investment operations          1.43      1.14       1.01      2.07     (0.11)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                (1.15)    (1.22)     (1.02)    (1.04)    (0.91)
Total distributions to shareholders                    (1.15)    (1.22)     (1.02)    (1.04)    (0.91)
Net increase (decrease)                                 0.28     (0.08)     (0.01)     1.03     (1.02)
NET ASSET VALUE, END OF YEAR                        $  20.27   $ 19.99   $  20.07   $ 20.08   $ 19.05
Total return (a)                                        7.36%     5.93%      5.15%    11.18%    (0.57)%
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements           0.36%     0.36%      0.36%     0.36%     0.36%
  Expenses, before waivers and reimbursements           0.86%     0.85%      0.94%     1.09%     1.12%
  Net investment income, net of waivers and
     reimbursements                                     6.01%     5.86%      5.22%     5.43%     4.62%
  Net investment income, before waivers and
     reimbursements                                     5.51%     5.37%      4.64%     4.70%     3.86%
Portfolio turnover rate                               115.55%    95.73%    119.75%   141.14%    45.55%
Net assets at end of year (in thousands)            $ 48,317   $43,073   $ 92,351   $56,329   $25,293

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
U.S. GOVERNMENT SECURITIES PORTFOLIO

                                                                 Class C                          Class D
                                                      --------------------------  ---------------------------------------------
                                                        1998    1997    1996 (a)     1998    1997     1996     1995    1994 (b)
NET ASSET VALUE, BEGINNING OF YEAR                    $ 19.98  $20.06   $ 20.13    $ 19.94  $20.03  $ 20.04  $ 19.05   $19.43
Income (loss) from investment operations:
  Net investment income                                  1.12    1.14      0.91       1.08    1.16     0.96     0.96     0.22
  Net realized and unrealized gain (loss)                0.26   (0.04)    (0.12)      0.28   (0.10)   (0.03)    1.00    (0.38)
Total income (loss) from investment operations           1.38    1.10      0.79       1.36    1.06     0.93     1.96    (0.16)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                 (1.10)  (1.18)    (0.86)     (1.08)  (1.15)   (0.94)   (0.97)   (0.22)
Total distributions to shareholders                     (1.10)  (1.18)    (0.86)     (1.08)  (1.15)   (0.94)   (0.97)   (0.22)
Net increase (decrease)                                  0.28   (0.08)    (0.07)      0.28   (0.09)   (0.01)    0.99    (0.38)
NET ASSET VALUE, END OF YEAR                          $ 20.26  $19.98   $ 20.06    $ 20.22  $19.94  $ 20.03  $ 20.04   $19.05
Total return (c)                                         7.10%   5.67%     4.05%      6.96%   5.52%    4.77%   10.66%   (0.90)%
Ratio to average net assets of (d):
  Expenses, net of waivers and reimbursements            0.60%   0.60%     0.60%      0.75%   0.75%    0.75%    0.75%    0.75%
  Expenses, before waivers and reimbursements            1.10%   1.09%     1.18%      1.25%   1.24%    1.33%    1.48%    1.51%
  Net investment income, net of waivers and
    reimbursements                                       5.77%   5.63%     4.97%      5.55%   5.50%    4.83%    5.08%    4.65%
  Net investment income, before waivers and
    reimbursements                                       5.27%   5.14%     4.39%      5.05%   5.01%    4.25%    4.35%    3.89%
Portfolio turnover rate                                115.55%  95.73%   119.75%    115.55%  95.73%  119.75%  141.14%   45.55%
Net assets at end of year (in thousands)              $ 3,942  $3,118   $ 3,535    $ 1,224  $  312  $   225  $    67   $   13

(a) For the period December 29, 1995 (Class C Shares issue date) through November 30, 1996.
(b) For the period September 15, 1994 (Class D Shares issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d)  Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
SHORT-INTERMEDIATE BOND PORTFOLIO

                                                        Class A                                         Class D
                                    ------------------------------------------------ -----------------------------------------------
                                      1998     1997      1996      1995       1994    1998     1997       1996     1995    1994 (a)
Net asset value, beginning of year  $ 20.36  $  20.70  $  20.73  $  19.53   $ 20.33  $ 20.31  $ 20.66   $ 20.71  $ 19.53  $  19.82
Income (loss) from investment
  operations:
  Net investment income                1.84      1.46      1.14      1.02      0.97     1.78     1.43      1.07     0.94      0.23
  Net realized and unrealized gain
   (loss)                             (0.36)    (0.29)    (0.01)     1.19     (0.80)   (0.40)   (0.34)    (0.02)    1.18     (0.29)
Total income (loss) from investment
  operations                           1.48      1.17      1.13      2.21      0.17     1.38     1.09      1.05     2.12     (0.06)
Distributions to shareholders from:
  Net investment income               (1.78)    (1.46)    (1.16)    (1.01)    (0.97)   (1.69)   (1.39)    (1.10)   (0.94)    (0.23)
  Net realized gain                   (0.03)    (0.05)      --        --        --     (0.03)   (0.05)      --        --        --
Total distributions to shareholders   (1.81)    (1.51)    (1.16)    (1.01)    (0.97)   (1.72)   (1.44)    (1.10)   (0.94)    (0.23)
Net increase (decrease)               (0.33)    (0.34)    (0.03)     1.20     (0.80)   (0.34)   (0.35)    (0.05)    1.18     (0.29)
Net asset value, end of year       $  20.03  $  20.36  $  20.70  $  20.73  $  19.53  $ 19.97  $ 20.31   $ 20.66  $ 20.71  $  19.53
Total return (b)                       7.50%     5.95%     5.68%    11.58%     0.84%    7.08%    5.54%     5.22%   11.09%    (0.30)%

Ratio to average net assets of (c):
  Expenses, net of waivers and
    reimbursements                     0.36%     0.36%     0.36%     0.36%     0.36%    0.75%    0.75%     0.75%    0.75%     0.75%
  Expenses, before waivers and
    reimbursements                     0.76%     0.81%     0.88%     0.91%     0.95%    1.15%    1.20%     1.27%    1.30%     1.34%
  Net investment income, net of
    waivers and reimbursements         9.61%     7.68%     5.83%     5.14%     4.84%    9.31%    7.48%     4.96%    4.85%     4.42%
  Net investment income, before
    waivers and reimbursements         9.21%     7.23%     5.31%     4.59%     4.25%    8.91%    7.03%     4.44%    4.30%     3.83%
Portfolio turnover rate               89.97%    48.49%    47.68%    54.68%    48.67%   89.97%   48.49%    47.68%   54.68%    48.67%
Net assets at end of year (in
  thousands)                       $182,999  $201,457  $153,675  $158,678  $ 96,209  $   824  $   891   $   343  $    13  $      1

(a) For the period September 14, 1994 (Class D Shares issue date) through November 30, 1994.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c)  Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
U.S. TREASURY INDEX PORTFOLIO

                                                                  Class A                            Class C
                                              -------------------------------------------------- ---------------
                                                1998     1997       1996       1995       1994       1998 (a)
NET ASSET VALUE, BEGINNING OF YEAR            $ 20.81  $ 20.60    $ 20.78    $ 18.77    $ 21.05      $ 22.28
Income (loss) from investment operations:
  Net investment income                          1.23     1.26       1.19       1.11       1.15         0.21
  Net realized and unrealized gain
    (loss)                                       0.97     0.20      (0.18)      2.01      (1.93)       (0.52)
Total income (loss) from investment
  operations                                     2.20     1.46       1.01       3.12      (0.78)       (0.31)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                         (1.24)   (1.25)     (1.19)     (1.11)     (1.14)       (0.16)
  Net realized gain                                --       --         --         --      (0.36)          --
Total distributions to shareholders             (1.24)   (1.25)     (1.19)     (1.11)     (1.50)       (0.16)
Net increase (decrease)                          0.96     0.21      (0.18)      2.01      (2.28)       (0.47)
Net asset value, end of year                  $ 21.77  $ 20.81    $ 20.60    $ 20.78    $ 18.77      $ 21.81
Total return (b)                                10.92%    7.44%      5.10%     16.95%     (3.80)%      (1.39)%
Ratio to average net assets of (c):
  Expenses, net of waivers and
    reimbursements                               0.26%    0.26%      0.26%      0.26%      0.26%        0.50%
  Expenses, before waivers and
    reimbursements                               0.77%    0.82%      1.04%      0.89%      0.79%        1.01%
  Net investment income, net of
    waivers and reimbursements                   5.73%    6.36%      5.93%      5.09%      5.60%        5.22%
  Net investment income, before
    waivers and reimbursements                   5.22%    5.80%      5.15%      4.46%      5.07%        4.71%
Portfolio turnover rate                         69.84%   72.61%     42.49%     80.36%     52.80%       69.84%
Net assets at end of year (in thousands)      $22,085  $33,839  $  26,273    $17,674    $37,305      $    17

(a) For the period October 7, 1998 (Class C Shares issue date) through November 30, 1998.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c)  Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
U.S. TREASURY INDEX PORTFOLIO

                                                                Class D
                                           -----------------------------------------------
                                             1998      1997     1996     1995   1994 (a)
NET ASSET VALUE, BEGINNING OF
  YEAR                                     $20.77   $20.57   $20.75   $ 18.77   $ 18.80
Income (loss) from investment operations:
  Net investment income                      1.13     1.20     1.17      1.00      0.09
  Net realized and unrealized gain (loss)    1.00     0.18    (0.24)     2.03     (0.03)
Total income from
  investment operations                      2.13     1.38     0.93      3.03      0.06
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                     (1.16)   (1.18)   (1.11)    (1.05)    (0.09)
Total distributions to                      (1.16)   (1.18)   (1.11)    (1.05)    (0.09)
shareholders
Net increase (decrease)                      0.97     0.20    (0.18)     1.98     (0.03)
NET ASSET VALUE, END OF YEAR               $21.74   $20.77   $20.57   $ 20.75   $ 18.77
Total return (b)                            10.50%    7.03%    4.72%    16.43%     0.37%
Ratio to average net assets of (c):
  Expenses, net of waivers and
    reimbursements                           0.65%    0.65%    0.65%     0.65%     0.65%
  Expenses, before waivers and
    reimbursements                           1.16%    1.21%    1.43%     1.28%     1.18%
  Net investment income, net of
    waivers and reimbursements               5.35%    6.07%    5.57%     5.41%     6.05%
  Net investment income, before
    waivers and reimbursements               4.84%    5.51%    4.79%     4.78%     5.52%
Portfolio turnover rate                     69.84%   72.61%   42.49%    80.36%    52.80%
Net assets at end of year
  (in thousands)                           $1,721   $1,707   $  848   $   286   $    --

(a) For the period November 16, 1994 (Class D Shares issue date) through November 30, 1994.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c)  Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
BOND PORTFOLIO

                                                                                     Class A
                                                    ---------------------------------------------------------------------
                                                         1998        1997          1996           1995           1994
NET ASSET VALUE, BEGINNING OF YEAR                   $   21.08    $  20.77      $   20.96      $   18.29      $   20.70
Income (loss) from investment operations:
  Net investment income                                   1.47        1.34           1.29           1.17           1.42
  Net realized and unrealized gain (loss)                 0.62        0.29          (0.19)          2.66          (2.21)
Total income (loss) from investment operations            2.09        1.63           1.10           3.83          (0.79)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  (1.44)      (1.32)         (1.26)         (1.14)         (1.46)
  Net realized gain                                      (0.12)         --             --             --          (0.15)
  Return of capital                                         --          --          (0.03)         (0.02)         (0.01)
Total distributions to shareholders                      (1.56)      (1.32)         (1.29)         (1.16)         (1.62)
Net increase (decrease)                                   0.53        0.31          (0.19)          2.67          (2.41)
NET ASSET VALUE, END OF YEAR                         $   21.61    $  21.08      $   20.77      $   20.96      $   18.29
Total return (a)                                         10.31%   $   8.17%          5.57%         21.55%         (4.04)%
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements             0.36%       0.36%          0.36%          0.36%          0.36%
  Expenses, before waivers and reimbursements             0.75%       0.77%          0.84%          0.84%          0.87%
  Net investment income, net of waivers and
    reimbursements                                        7.07%       6.66%          6.39%          5.94%          7.31%
  Net investment income, before waivers and
    reimbursements                                        6.68%       6.25%          5.91%          5.46%          6.80%
Portfolio turnover rate                                  84.80%      76.30%        101.38%         74.19%        103.09%
Net assets at end of year (in thousands)             $ 605,517    $460,514      $ 366,850      $ 286,301      $ 257,391

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
BOND PORTFOLIO

                                                         Class C                                   Class D
                                         ----------------------------------------  --------------------------------------------
                                            1998      1997      1996     1995 (a)   1998     1997     1996     1995    1994 (b)
NET ASSET VALUE, BEGINNING OF YEAR       $  21.07  $  20.78  $  20.96  $  20.21   $ 21.05  $ 20.76  $ 20.94  $ 18.29  $ 18.74
Income (loss) from investment operations:
  Net investment income                      1.42      1.29      1.25      0.47      1.38     1.24     1.22     1.08     0.28
  Net realized and unrealized gain (loss)    0.62      0.28     (0.18)     0.74      0.63     0.30    (0.18)    2.66    (0.45)
Total income (loss) from investment
    operations                               2.04      1.57      1.07      1.21      2.01     1.54     1.04     3.74    (0.17)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                     (1.39)    (1.28)    (1.22)    (0.45)    (1.36)   (1.25)   (1.19)   (1.09)   (0.28)
  Net realized gain                         (0.12)       --        --        --     (0.12)      --       --       --       --
  Return of capital                            --        --     (0.03)    (0.01)       --       --    (0.03)      --       --
Total distributions to shareholders         (1.51)    (1.28)    (1.25)    (0.46)    (1.48)   (1.25)   (1.22)   (1.09)   (0.28)
Net increase (decrease)                      0.53      0.29     (0.18)     0.75      0.53     0.29    (0.18)    2.65    (0.45)
NET ASSET VALUE, END OF YEAR             $  21.60  $  21.07  $  20.78  $  20.96   $ 21.58  $ 21.05  $ 20.76  $ 20.94  $ 18.29
Total return (c)                            10.04%     7.88%     5.33%     6.08%     9.89%    7.74%    5.17%   21.06%   (0.94)%
Ratio to average net assets of (d):
  Expenses, net of waivers and
    reimbursements                           0.60%     0.60%     0.60%     0.60%     0.75%    0.75%    0.75%    0.75%    0.75%
  Expenses, before waivers and
     reimbursements                          0.99%     1.01%     1.08%     1.08%     1.14%    1.16%    1.23%    1.23%    1.26%
  Net investment income, net of waivers
    and reimbursements                       6.83%     6.39%     6.09%     5.59%     6.70%    6.27%    5.99%    5.48%    6.31%
  Net investment income, before waivers
    and reimbursements                       6.44%     5.98%     5.61%     5.11%     6.31%    5.86%    5.51%    5.00%    5.80%
Portfolio turnover rate                     84.80%    76.30%   101.38%    74.19%    84.80%   76.30%  101.38%   74.19%  103.09%
Net assets at end of year (in thousands) $ 61,450  $ 50,554  $  7,342  $  3,704   $ 2,039  $   601  $   220  $   120  $    15


(a) For the period July 3, 1995 (Class C Shares issue date) through November 30, 1995.
(b) For the period September 14, 1994 (Class D Shares issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d)  Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Year Ended November 30,
INTERMEDIATE BOND PORTFOLIO

                                                                   Class A                Class D
                                                     ------------------------------    ------------
                                                         1998          1997 (a)          1998 (b)
NET ASSET VALUE, BEGINNING OF YEAR                    $  19.89         $  20.00          $  20.46
Income (loss) from investment operations:
  Net investment income                                   1.19             0.38              0.18
  Net realized and unrealized gain (loss)                 0.27            (0.15)            (0.32)
Total income from investment operations                   1.46             0.23             (0.14)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  (1.20)           (0.34)            (0.19)
Total distributions to shareholders                      (1.20)           (0.34)            (0.19)
Net increase (decrease)                               $   0.26         $  (0.11)         $  (0.33)
NET ASSET VALUE, END OF YEAR                          $  20.15         $  19.89          $  20.13
Total return (c)                                          7.55%            1.17%            (0.70)%
Ratio to average net assets of (d):
  Expenses, net of waivers and reimbursements             0.36%            0.36%             0.75%
  Expenses, before waivers and reimbursements             1.09%            2.28%             1.48%
  Net investment income, net of waivers and
    reimbursements                                        6.19%            5.87%             5.69%
  Net investment income, before waivers and
    reimbursements                                        5.46%            3.95%             4.96%
Portfolio turnover rate                                  93.40%           56.99%            93.40%
Net assets at end of year (in thousands)              $ 30,439         $ 11,997          $     41


(a) For the period August 1, 1997 (commencement of operations) through November 30, 1997.
(b) For the period October 5, 1998 (Class D Shares issue date) through November 30, 1998.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d)  Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
INTERNATIONAL BOND PORTFOLIO

                                                             Class A                                     Class D
                                        -------------------------------------------------  ------------------------------------
                                          1998      1997      1996      1995     1994(a)     1998      1997     1996    1995(b)
NET ASSET VALUE, BEGINNING OF YEAR       $ 20.13  $  22.16  $  21.74  $  19.93   $  20.00   $ 20.06  $ 22.14   $ 21.74  $ 22.17
Income (loss) from investment operations:
  Net investment income                     0.98      1.02      1.54      1.26       0.79      0.93     0.97      1.37     0.02
  Net realized and unrealized gain (loss)   1.33     (1.70)     0.43      2.28       0.01      1.29    (1.72)     0.51    (0.08)
Total income (loss) from investment
    operations                              2.31     (0.68)     1.97      3.54       0.80      2.22    (0.75)     1.88    (0.06)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (c)                (0.79)    (1.01)    (1.55)    (1.73)     (0.87)    (0.72)   (0.99)    (1.48)   (0.37)
  Net realized gain                        (0.30)    (0.34)       --        --         --     (0.30)   (0.34)      --        --
Total distributions to shareholders        (1.09)    (1.35)    (1.55)    (1.73)     (0.87)    (1.02)   (1.33)    (1.48)   (0.37)
Net increase (decrease)                     1.22     (2.03)     0.42      1.81      (0.07)     1.20    (2.08)     0.40    (0.43)
NET ASSET VALUE, END OF YEAR             $ 21.35  $  20.13  $  22.16  $  21.74   $  19.93   $ 21.26  $ 20.06   $ 22.14  $ 21.74
Total return (d)                           11.85%    (3.02)%    9.47%    18.20%      4.03%    11.43%   (3.38)%    9.04%   (0.30)%
Ratio to average net assets of (e):
  Expenses, net of waivers and
    reimbursements                          0.96%     0.96%     0.96%     0.96%      0.96%     1.35%    1.35%     1.35%    1.35%
  Expenses, before waivers and
    reimbursements                          1.52%     1.52%     1.58%     1.47%      1.49%     1.91%    1.91%     1.97%    1.86%
  Net investment income, net of
waivers and reimbursements                  5.27%     5.61%     5.91%     5.92%      5.93%     4.90%    5.36%     5.67%    3.26%
  Net investment income, before
waivers and reimbursements                  4.71%     5.05%     5.29%     5.41%      5.40%     4.34%    4.80%     5.05%    2.75%
Portfolio turnover rate                    23.76%    29.29%    33.89%    54.46%     88.65%    23.76%   29.29%    33.89%   54.46%
Net assets at end of year (in            $28,568  $ 26,383  $ 34,183  $ 32,673   $ 26,947   $   132  $    91   $    52  $     9
thousands)

(a) For the period March 28, 1994 (commencement of operations) through November 30, 1994.
(b) For the period November 20, 1995 (Class D Shares issue date) through November 30, 1995.
(c) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for Federal income tax purposes.
(d) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(e)  Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
BALANCED PORTFOLIO

                                                                            Class A
                                                      ----------------------------------------------------------
                                                         1998        1997         1996       1995          1994
NET ASSET VALUE, BEGINNING OF YEAR                    $  13.59     $ 12.24    $   11.05    $   9.50    $  10.22
Income (loss) from investment operations:
  Net investment income                                   0.38        0.38         0.34        0.34        0.24
  Net realized and unrealized gain (loss)                 1.81        1.66         1.19        1.55       (0.72)
Total income (loss) from investment operations            2.19        2.04         1.53        1.89       (0.48)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  (0.32)      (0.38)       (0.34)      (0.34)      (0.22)
  Net realized gain                                      (0.51)      (0.31)         --          --        (0.02)
Total distributions to shareholders                      (0.83)      (0.69)       (0.34)      (0.34)      (0.24)
Net increase (decrease)                                   1.36        1.35         1.19        1.55       (0.72)
NET ASSET VALUE, END OF YEAR                          $  14.95     $ 13.59    $   12.24    $  11.05    $   9.50
Total return (a)                                         16.90%      17.29%       14.07%      20.22%      (4.76)%
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements             0.61%       0.61%        0.61%       0.61%       0.61%
  Expenses, before waivers and reimbursements             1.04%       1.11%        1.20%       1.28%       1.50%
  Net investment income, net of waivers and
    reimbursements                                        2.83%       2.99%        3.03%       3.36%       2.56%
  Net investment income, before waivers and
    reimbursements                                        2.40%       2.49%        2.44%       2.69%       1.68%
Portfolio turnover rate                                  67.16%      59.06%      104.76%      93.39%      75.69%
Net assets at end of year (in thousands)              $ 61,969     $51,475     $ 45,157    $ 38,897    $ 31,462

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
BALANCED PORTFOLIO

                                                                  Class C                        Class D
                                                      ----------------------------------------------------------------
                                                       1998       1997       1996 (a)   1998      1997        1996 (b)
NET ASSET VALUE, BEGINNING OF YEAR                    $  13.56    $ 12.24    $ 11.12    $ 13.54   $ 12.23    $  11.34
Income from investment operations:
  Net investment income                                   0.37       0.36       0.29       0.40      0.34        0.22
  Net realized and unrealized gain                        1.78       1.64       1.12       1.72      1.64        0.96
Total income from investment operations                   2.15       2.00       1.41       2.12      1.98        1.18
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  (0.29)     (0.37)     (0.29)     (0.27)    (0.36)      (0.29)
  Net realized gain                                      (0.51)     (0.31)       --       (0.51)    (0.31)        --
Total distributions to shareholders                      (0.80)     (0.68)     (0.29)     (0.78)    (0.67)      (0.29)
Net increase                                              1.35       1.32       1.12       1.34      1.31        0.89
NET ASSET VALUE, END OF YEAR                          $  14.91    $ 13.56    $ 12.24    $ 14.88   $ 13.54    $  12.23
Total return (c)                                         16.61%     17.00%     12.72%     16.45%    16.82%      10.55%
Ratio to average net assets of (d):
  Expenses, net of waivers and reimbursements             0.85%      0.85%      0.85%      1.00%     1.00%       1.00%
  Expenses, before waivers and reimbursements             1.28%      1.35%      1.44%      1.43%     1.50%       1.59%
  Net investment income, net of waivers and               2.58%      2.75%      2.80%      2.44%     2.60%       2.78%
    reimbursements
  Net investment income, before waivers and               2.15%      2.25%      2.21%      2.01%     2.10%       2.19%
    reimbursements
Portfolio turnover rate                                  67.16%     59.06%    104.76%     67.16%    59.06%     104.76%
Net assets at end of year (in thousands)              $  5,459    $ 4,587    $ 5,997    $   752   $   322    $    232

(a) For the period December 29, 1995 (Class C Shares issue date) through November 30, 1996.
(b) For the period February 20, 1996 (Class D Shares issue date) through November 30, 1996.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d)  Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
EQUITY INDEX PORTFOLIO

                                                                               Class A
                                                      -------------------------------------------------------------------
                                                           1998       1997       1996         1995          1994
NET ASSET VALUE, BEGINNING OF YEAR                    $    20.09    $   16.79    $   13.86    $   10.60    $   10.78
Income (loss) from investment operations:
  Net investment income                                     0.28         0.30         0.31         0.30         0.27
  Net realized and unrealized gain (loss)                   4.02         4.13         3.36         3.47        (0.18)
Total income from investment operations                     4.30         4.43         3.67         3.77         0.09
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                    (0.26)       (0.30)       (0.31)       (0.30)       (0.27)
  Net realized gain                                        (1.44)       (0.83)       (0.43)       (0.21)          --
Total distributions to shareholders                        (1.70)       (1.13)       (0.74)       (0.51)       (0.27)
Net increase (decrease)                                     2.60         3.30         2.93         3.26        (0.18)
NET ASSET VALUE, END OF YEAR                          $    22.69    $   20.09    $   16.79    $   13.86    $   10.60
Total return (a)                                           23.39%       27.93%       27.53%       36.60%        0.87%
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements               0.21%        0.22%        0.22%        0.22%        0.23%
  Expenses, before waivers and reimbursements               0.46%        0.46%        0.50%        0.54%        0.59%
  Net investment income, net of waivers and
    reimbursements                                          1.36%        1.66%        2.12%        2.54%        2.62%
  Net investment income, before waivers and
    reimbursements                                          1.11%        1.42%        1.84%        2.22%        2.25%
Portfolio turnover rate                                    15.26%       18.96%       18.02%       15.27%       71.98%
Net assets at end of year (in thousands)              $1,175,112    $ 844,065    $ 675,804    $ 479,763    $ 281,817

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
EQUITY INDEX PORTFOLIO

                                                               Class C                                      Class D
                                            ----------------------------------------  --------------------------------------------
                                                1998     1997      1996   1995 (a)    1998      1997      1996     1995   1994 (b)
NET ASSET VALUE, BEGINNING OF YEAR          $  20.05  $ 16.79   $ 13.86   $ 13.43   $ 20.00    $16.77  $  13.83  $ 10.60  $ 10.96
Income (loss) from investment operations:
  Net investment income                         0.24     0.26      0.28      0.05      0.21      0.26      0.27     0.25     0.02
  Net realized and unrealized gain (loss)       4.01     4.11      3.35      0.45      4.00      4.07      3.36     3.47    (0.31)
Total income (loss) from investment
    operations                                  4.25     4.37      3.63      0.50      4.21      4.33      3.63     3.72    (0.29)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                        (0.22)   (0.28)    (0.27)    (0.07)    (0.19)    (0.27)    (0.26)   (0.28)   (0.07)
  Net realized gain                            (1.44)   (0.83)    (0.43)       --     (1.44)    (0.83)    (0.43)   (0.21)      --
Total distributions to shareholders            (1.66)   (1.11)    (0.70)    (0.07)    (1.63)    (1.10)    (0.69)   (0.49)   (0.07)
Net increase (decrease)                         2.59     3.26      2.93      0.43      2.58      3.23      2.94     3.23    (0.36)
NET ASSET VALUE, END OF YEAR                $  22.64  $ 20.05   $ 16.79   $ 13.86   $ 22.58   $ 20.00  $  16.77  $ 13.83  $ 10.60
Total return (c)                               23.09%   27.64%    27.24%     3.94%    22.90%    27.45%    27.20%   36.20%   (2.68)%
Ratio to average net assets of (d):
  Expenses, net of waivers and
    reimbursements                              0.45%    0.46%     0.46%     0.46%     0.60%     0.61%     0.61%    0.61%    0.60%
  Expenses, before waivers and
    reimbursements                              0.70%    0.70%     0.74%     0.78%     0.85%     0.85%     0.89%    0.93%    0.96%
  Net investment income, net of waivers
    and reimbursements                          1.12%    1.42%     1.89%     2.29%     0.97%     1.27%     1.78%    2.07%    2.67%
  Net investment income, before waivers
    and reimbursements                          0.87%    1.18%     1.61%     1.97%     0.71%     1.03%     1.50%    1.75%    2.31%
Portfolio turnover rate                        15.26%   18.96%    18.02%    15.27%    15.26%    18.96%    18.02%   15.27%   71.98%
Net assets at end of year (in thousands)    $111,991  $82,982   $53,929   $18,390   $31,703   $30,650  $  8,005  $   810  $     3

(a) For the period September 28, 1995 (Class C Shares issue date) through November 30, 1995.
(b) For the period September 14, 1994 (Class D Shares issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d)  Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
DIVERSIFIED GROWTH PORTFOLIO

                                                                                 Class A
                                                       ------------------------------------------------------
                                                          1998         1997       1996       1995        1994
NET ASSET VALUE, BEGINNING OF YEAR                     $   16.20    $  14.36   $  12.20    $  9.88    $  10.65
Income (loss) from investment operations:
  Net investment income                                     0.07        0.11       0.14       0.15        0.09
  Net realized and unrealized gain (loss)                   3.46        3.33       2.33       2.26       (0.83)
Total income (loss) from investment operations              3.53        3.44       2.47       2.41       (0.74)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                    (0.11)      (0.14)     (0.15)     (0.09)      (0.01)
  Net realized gain                                        (1.86)      (1.46)     (0.16)        --       (0.02)
Total distributions to shareholders                        (1.97)      (1.60)     (0.31)     (0.09)      (0.03)
Net increase (decrease)                                     1.56        1.84       2.16       2.32       (0.77)
NET ASSET VALUE, END OF YEAR                           $   17.76    $  16.20   $  14.36    $ 12.20    $   9.88
Total return (a)                                           25.22%      27.06%     20.83%     24.55%      (6.98)%
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements               0.66%       0.67%      0.66%      0.69%       0.67%
  Expenses, before waivers and reimbursements               0.96%       1.03%      1.10%      1.12%       1.08%
  Net investment income, net of waivers and
    reimbursements                                          0.45%       0.76%      0.98%      1.16%       0.77%
  Net investment income, before waivers and
    reimbursements                                          0.15%       0.40%      0.54%      0.73%       0.35%
Portfolio turnover rate                                    37.74%      45.53%     59.99%     81.65%      78.94%
Net assets at end of year (in thousands)                $177,947    $158,383   $142,055    $146,731   $164,963

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
DIVERSIFIED GROWTH PORTFOLIO

                                                                           Class D
                                                    --------------------------------------------------------------
                                                        1998          1997         1996        1995       1994 (a)
NET ASSET VALUE, BEGINNING OF YEAR                  $  16.03       $  14.26    $  12.16     $  9.88     $  10.41
Income (loss) from investment operations:
  Net investment income                                 0.03           0.09        0.11        0.11         0.01
  Net realized and unrealized gain (loss)               3.40           3.27        2.29        2.25        (0.54)
Total income (loss) from investment operations          3.43           3.36        2.40        2.36        (0.53)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                (0.07)         (0.13)      (0.14)      (0.08)          --
  Net realized gain                                    (1.86)         (1.46)      (0.16)         --           --
Total distributions to shareholders                    (1.93)         (1.59)      (0.30)      (0.08)          --
Net increase (decrease)                                 1.50           1.77        2.10        2.28        (0.53)
NET ASSET VALUE, END OF YEAR                        $  17.53       $  16.03    $  14.26     $ 12.16     $   9.88
Total return (b)                                       24.73%         26.60%      20.39%      24.19%       (5.14)%
Ratio to average net assets of (c):
  Expenses, net of waivers and reimbursements           1.05%          1.06%       1.05%       1.08%        1.05%
  Expenses, before waivers and reimbursements           1.35%          1.42%       1.49%       1.51%        1.46%
  Net investment income, net of waivers and
    reimbursements                                      0.06%          0.37%       0.59%       0.73%        0.94%
  Net investment income, before waivers and
    reimbursements                                     (0.24)%         0.01%       0.15%       0.30%        0.53%
Portfolio turnover rate                                37.74%         45.53%      59.99%      81.65%       78.94%
Net assets at end of year (in thousands)            $  1,122       $    696    $    433     $   221     $     40

(a) For the period September 14, 1994 (Class D Shares issue date) through November 30, 1994.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
FOCUSED GROWTH PORTFOLIO

                                                                               Class A
                                                      -----------------------------------------------------------------
                                                         1998           1997           1996          1995         1994
NET ASSET VALUE, BEGINNING OF YEAR                    $  16.20     $   14.48       $  12.53      $  9.79       $ 10.43
Income (loss) from investment operations:
  Net investment income                                  (0.01)         0.05           0.02         0.05          0.02
  Net realized and unrealized gain (loss)                 3.10          3.37           2.17         2.71         (0.66)
Total income (loss) from investment operations            3.09          3.42           2.19         2.76         (0.64)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  (0.05)        (0.02)         (0.05)       (0.02)           --
  Net realized gain                                      (2.85)        (1.68)         (0.19)          --            --
Total distributions to shareholders                      (2.90)        (1.70)         (0.24)       (0.02)           --
Net increase (decrease)                                   0.19          1.72           1.95         2.74         (0.64)
NET ASSET VALUE, END OF YEAR                          $  16.39     $   16.20       $  14.48      $ 12.53       $  9.79
Total return (a)                                         24.03%        27.05%         17.82%       28.38%        (6.15)%
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements             0.92%         0.92%          0.91%        0.91%         0.91%
  Expenses, before waivers and reimbursements             1.29%         1.34%          1.43%        1.47%         1.55%
  Net investment income, net of waivers and
    reimbursements                                       (0.04)%        0.30%          0.12%        0.46%         0.24%
  Net investment loss, before waivers and
    reimbursements                                       (0.41)%       (0.12)%        (0.40)%      (0.10)%       (0.39)%
Portfolio turnover rate                                  79.11%       108.29%        116.78%       85.93%        74.28%
Net assets at end of year (in thousands)             $ 123,380     $ 115,802      $ 106,250      $86,099       $57,801

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
FOCUSED GROWTH PORTFOLIO

                                                                  Class C                              Class D
                                                    ------------------------------------------------------------------------------
                                                       1998         1997        1996 (a)     1998       1997      1996    1995 (b)
NET ASSET VALUE, BEGINNING OF YEAR                  $  16.16     $  4.47      $  13.46    $  16.01   $14.37   $ 12.48     $ 9.55
Income (loss) from investment operations:
  Net investment income (loss)                         (0.05)       0.01         (0.01)      (0.05)    0.03     (0.03)      0.02
  Net realized and unrealized gain                      3.09        3.37          1.02        3.04     3.30      2.15       2.93
Total income from investment operations                 3.04        3.38          1.01        2.99     3.33      2.12       2.95
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                (0.01)      (0.01)          --        (0.01)   (0.01)    (0.04)     (0.02)
  Net realized gain                                    (2.85)      (1.68)          --        (2.85)   (1.68)    (0.19)       --
Total distributions to shareholders                    (2.86)      (1.69)          --        (2.86)   (1.69)    (0.23)     (0.02)
Net increase                                            0.18        1.69          1.01        0.13     1.64      1.89       2.93
NET ASSET VALUE, END OF YEAR                        $  16.34     $ 16.16      $  14.47    $  16.14   $16.01   $ 14.37     $12.48
Total return (c)                                       23.73%      26.75%         7.51%      23.60%   26.52%    17.42%     30.97%
Ratio to average net assets of (d):
  Expenses, net of waivers and reimbursements           1.16%       1.16%         1.15%       1.31%    1.31%     1.30%      1.30%
  Expenses, before waivers and reimbursements           1.53%       1.58%         1.67%       1.68%    1.73%     1.82%      1.86%
  Net investment income (loss), net of waivers and
    reimbursements                                     (0.29)%      0.06%        (0.12)%     (0.44)%  (0.09)%   (0.28)%    (0.11)%
  Net investment loss, before waivers and
    reimbursements                                     (0.66)%     (0.36)%       (0.64)%     (0.81)%  (0.51)%   (0.80)%    (0.67)%
Portfolio turnover rate                                79.11%     108.29%       116.78%      79.11%  108.29%   116.78%     85.93%
Net assets at end of year (in thousands)            $  8,719     $ 8,325      $  6,993    $  1,779  $ 1,206   $   656     $  489

(a) For the period June 14, 1996 (Class C Shares issue date) through November 30, 1996.
(b) For the period December 8, 1994 (Class D Shares issue date) through November 30, 1995.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
SMALL COMPANY INDEX PORTFOLIO

                                                                             Class A
                                                    --------------------------------------------------------
                                                         1998       1997       1996      1995       1994
NET ASSET VALUE, BEGINNING OF YEAR                      $15.05    $ 13.97   $  12.98  $  10.86   $  11.29
Income (loss) from investment operations:
  Net investment income                                   0.13       0.15       0.19      0.16       0.14
  Net realized and unrealized gain (loss)                (1.13)      2.69       1.75      2.67      (0.30)
Total income (loss) from investment operations           (1.00)      2.84       1.94      2.83      (0.16)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  (0.14)     (0.17)     (0.14)    (0.15)     (0.02)
  Net realized gain                                      (0.89)     (1.59)     (0.81)    (0.56)     (0.25)
Total distributions to shareholders                      (1.03)     (1.76)     (0.95)    (0.71)     (0.27)
Net increase (decrease)                                  (2.03)      1.08       0.99      2.12      (0.43)
NET ASSET VALUE, END OF YEAR                            $13.02    $ 15.05   $  13.97  $  12.98   $  10.86
Total return (a)                                         (7.02)%    23.06%     15.96%    27.76%     (1.54)%
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements             0.31%      0.32%      0.32%     0.32%      0.33%
  Expenses, before waivers and reimbursements             0.74%      0.68%      0.79%     0.81%      0.86%
  Net investment income, net of waivers and
    reimbursements                                        1.19%      1.22%      1.36%     1.31%      1.27%
  Net investment income, before waivers and
    reimbursements                                        0.76%      0.86%      0.89%     0.82%      0.74%
Portfolio turnover rate                                  59.21%     42.66%     46.26%    38.46%     98.43%
Net assets at end of year (in thousands)            $  139,100   $147,887   $112,856  $ 94,899   $ 77,120

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return does not reflect the .75% additional transaction fee that was in effect prior to April 1, 1998 which would reduce total return. Effective April 1, 1998, the additional transaction fee has been reduced to .50% .

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
SMALL COMPANY INDEX PORTFOLIO

                                                        Class C                   Class D
                                                        -------     --------------------------------------
                                                        1998(a)     1998       1997      1996    1995 (b)
NET ASSET VALUE, BEGINNING OF YEAR                    $  13.89  $  15.01   $  13.96  $  12.95   $ 10.51
Income from investment operations:
  Net investment income                                   0.03      0.11      0.17       0.13      0.18
  Net realized and unrealized gain                       (0.94)    (1.19)     2.62       1.83      2.96
Total income from investment operations                  (0.91)    (1.08)     2.79       1.96      3.14
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                   --       (0.10)    (0.15)     (0.14)    (0.14)
  Net realized gain                                       --       (0.89)    (1.59)     (0.81)    (0.56)
Total distributions to shareholders                       --       (0.99)    (1.74)     (0.95)    (0.70)
Net increase                                             (0.91)    (2.07)     1.05       1.01      2.44
NET ASSET VALUE, END OF YEAR                          $  12.98  $  12.94   $ 15.01   $  13.96   $ 12.95
Total return (c)                                         (6.54)%   (7.58)%   22.68%     16.20%    31.62%
Ratio to average net assets of (d):
  Expenses, net of waivers and reimbursements             0.55%     0.70%     0.71%      0.71%     0.71%
  Expenses, before waivers and reimbursements             0.98%     1.13%     1.07%      1.18%     1.20%
  Net investment income, net of waivers and
    reimbursements                                        0.98%     0.80%     0.76%      1.02%     0.90%
  Net investment income, before waivers and
    reimbursements                                        0.55%     0.37%     0.40%      0.55%     0.41%
Portfolio turnover rate                                  59.21%    59.21%    42.66%     46.26%    38.46%
Net assets at end of year (in thousands)              $    870  $    855   $   690   $    269   $    44


(a) For the period January 8, 1998 (Class C Shares issue date) through November 30, 1998.
(b) For the period December 8, 1994 (Class D Shares issue date) through November 30, 1995.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year and does not reflect the .75% additional transaction fee that was in effect prior to April 1, 1998 which would reduce total return. Effective April 1, 1998, the additional transaction fee has been reduced to .50%.
(d) Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
INTERNATIONAL GROWTH PORTFOLIO

                                                                            Class A
                                                     ----------------------------------------------------------
                                                            1998     1997        1996      1995      1994 (a)
NET ASSET VALUE, BEGINNING OF YEAR                     $   10.52  $  10.63   $   9.88   $  10.21    $  10.00
Income (loss) from investment operations:
  Net investment income                                     0.09      0.11       0.10       0.12        0.05
  Net realized and unrealized gain (loss)                   1.90      0.31       0.87      (0.36)       0.16
Total income (loss) from investment operations              1.99      0.42       0.97      (0.24)       0.21
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                    (0.16)    (0.08)     (0.22)     (0.05)         --
  Net realized gain                                        (0.57)    (0.45)        --      (0.04)         --
Total distributions to shareholders                        (0.73)    (0.53)     (0.22)     (0.09)         --
Net increase (decrease)                                     1.26     (0.11)      0.75      (0.33)       0.21
NET ASSET VALUE, END OF YEAR                           $   11.78  $  10.52   $  10.63   $   9.88    $  10.21
Total return (b)                                           20.44%     4.21%      9.96%     (2.32)%      2.11%
Ratio to average net assets of (c):
  Expenses, net of waivers and reimbursements               1.06%     1.06%      1.06%      1.06%       1.04%
  Expenses, before waivers and reimbursements               1.31%     1.37%      1.43%      1.38%       1.47%
  Net investment income, net of waivers and
    reimbursements                                          0.89%     0.97%      0.73%      1.22%       0.76%
  Net investment income, before waivers and
    reimbursements                                          0.64%     0.66%      0.36%      0.90%       0.33%
Portfolio turnover rate                                   160.13%   154.62%    202.47%    215.31%      77.79%
Net assets at end of year (in thousands)                $111,594  $106,774   $138,182   $148,704    $133,212

(a) For the period March 28, 1994 (commencement of operations) through November 30, 1994.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
INTERNATIONAL GROWTH PORTFOLIO

                                                                                Class D
                                                        --------------------------------------------------------
                                                             1998       1997      1996    1995    1994 (a)
NET ASSET VALUE, BEGINNING OF YEAR                       $  10.39   $  10.54   $  9.83  $ 10.21   $ 10.47
Income (loss) from investment operations:
  Net investment income                                      0.09       0.09      0.01     0.19        --
  Net realized and unrealized gain (loss)                    1.83       0.29      0.92    (0.48)    (0.26)
Total income (loss) from investment operations               1.92       0.38      0.93    (0.29)    (0.26)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     (0.14)     (0.08)    (0.22)   (0.05)       --
  Net realized gain                                         (0.57)     (0.45)       --    (0.04)       --
Total distributions to shareholders                         (0.71)     (0.53)    (0.22)   (0.09)       --
Net increase (decrease)                                      1.21      (0.15)     0.71    (0.38)    (0.26)
NET ASSET VALUE, END OF YEAR                             $  11.60   $  10.39   $ 10.54  $  9.83   $ 10.21
Total return (b)                                            19.91%      3.79%     9.59%   (2.78)%   (2.56)%
Ratio to average net assets of (c):
  Expenses, net of waivers and reimbursements                1.45%      1.45%     1.45%    1.45%     1.35%
  Expenses, before waivers and reimbursements                1.70%      1.76%     1.82%    1.77%     1.78%
  Net investment income, net of waivers and
    reimbursements                                           0.59%      0.58%     0.44%    2.01%       --
  Net investment income (loss), before waivers and
    reimbursements                                           0.34%      0.27%     0.07%    1.69%    (0.43)%
Portfolio turnover rate                                    160.13%    154.62%   202.47%  215.31%    77.79%
Net assets at end of year (in thousands)                 $    203   $    234   $    94  $    20        --

(a) For the period November 16, 1994 (Class D Shares issue date) through November 30, 1994.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Year Ended November 30,
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                         Class A             Class D
                                                               -------------------------   -----------
                                                                    1998      1997 (a)       1998 (b)
NET ASSET VALUE, BEGINNING OF YEAR                              $  10.55     $  10.00       $   9.88
Income from investment operations:
  Net investment income                                             0.14         0.10             --
  Net realized and unrealized gain                                  1.46         0.45           2.09
Total income from investment operations                             1.60         0.55           2.09
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                            (0.17)          --             --
  Net realized gain                                                   --           --             --
Total distributions to shareholders                                (0.17)          --             --
Net increase                                                        1.43         0.55           2.09
NET ASSET VALUE, END OF YEAR                                    $  11.98     $  10.55       $  11.97
Total return (c)                                                   15.50%        5.45%         21.15%
Ratio to average net assets of (d):
  Expenses, net of waivers and reimbursements                       0.55%        0.51%          0.94%
  Expenses, before waivers and reimbursements                       1.00%        1.08%          1.39%
  Net investment income, net of waivers and reimbursements          1.36%        1.75%         (0.11)%
  Net investment income, before waivers and reimbursements          0.91%        1.18%         (0.80)%
Portfolio turnover rate                                            41.53%        8.16%         41.53%
Net assets at end of year (in thousands)                        $ 44,940     $ 34,244       $     12

(a) For the period April 1, 1997 (commencement of operations) through November 30, 1997.
(b) For the period October 5, 1998 (Class D Shares issue date) through November 30, 1998.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year and does not reflect the 1.00% additional transaction fee which would reduce total return.
(d) Annualized for periods less than a full year.

                         NORTHERN INSTITUTIONAL FUNDS
                      EQUITY AND FIXED INCOME PORTFOLIOS
                                  PROSPECTUS

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORT

Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In the Portfolios' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Portfolios and their policies is also available in the Portfolios' Statement of Additional Information ("SAI"). The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolios' annual and semiannual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:
By telephone - Call 1-800-637-1380
By mail - Northern Institutional Funds
           P.O. Box 75943
           Chicago, IL  60675
On the Internet - Text-only versions of the Portfolios' documents are available on the SEC's website at http://www.sec.gov

You may review and obtain copies of Trust documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Trust documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. The Trust's investment company registration number is 811-3605.

                                    [LOGO]

Northern Institutional Funds
Money Market Portfolios
Shares

 .  Government Select Portfolio
 .  Government Portfolio
 .  Diversified Assets Portfolio
 .  Tax-Exempt Portfolio

Prospectus dated April 1, 1999





An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. It is a criminal offense to represent otherwise.

                                   1999 Money Market Prospectus (Shares), Page 1

Contents


                                                                                                          Page
--------------------------------------------------------------------------------------------------------------
About the Portfolios                                 Portfolios At A Glance                                1
Information about the objectives, principal          .   Government Select Portfolio
strategies and risk characteristics of each          .   Government Portfolio
Portfolio                                            .   Diversified Assets Portfolio
                                                     .   Tax-Exempt Portfolio

                                                     Principal Investment Risks

                                                     Portfolio Performance
                                                     .   Government Select Portfolio
                                                     .   Government Portfolio
                                                     .   Diversified Assets Portfolio
                                                     .   Tax-Exempt Portfolio

                                                     Portfolio Fees and Expenses
Management of the Portfolios
Details that apply to the Portfolios as a group      Investment Adviser
                                                     Advisory Agreements and Fees
                                                     Portfolio Management
                                                     Other Portfolio Services


About Your Account                                   Purchasing Shares
How to open, maintain and close an account           .   Investors
                                                     .   Share Classes
                                                     .   Opening of An Account

                                                     Selling Shares
                                                     Account Policies and Other Information
                                                     .   Automatic Investment Arrangements
                                                     .   Registered Owners
                                                     .   Purchase and Redemption Minimums
                                                     .   Calculating Share Price
                                                     .   Timing of Purchase Requests
                                                     .   Tax Identification Number
                                                     .   In-Kind Purchases and Redemptions
                                                     .   Miscellaneous Purchase Information
                                                     .   Timing of Redemption and Exchange Requests
                                                     .   Miscellaneous Redemption Information
                                                     .   Exchange Privileges
                                                     .   Telephone Transactions
                                                     .   Advance Notification of Large Transactions
                                                     .   Making Changes to Your Account Information
                                                     .   Business Day
                                                     .   Early Closings
                                                     .   Authorized Intermediaries
--------------------------------------------------------------------------------------------------------------

                                   1999 Money Market Prospectus (Shares), Page 2

--------------------------------------------------------------------------------------------------------------
                                                     .   Information About Institutions

                                                     Distributions and Taxes
                                                     .   Distributions
                                                     .   Taxes
                                                     .   Other Tax Information

                                                     Year 2000 Issues

Appendices                                           A  -- Additional Information on Portfolio Risks,
                                                     Securities and Techniques

                                                     B  -- Portfolio Financial Highlights

For More Information                                 Semi-Annual/Annual Reports
                                                     Statement of Additional Information
-------------------------------------------------------------------------------------------------------------------

                                   1999 Money Market Prospectus (Shares), Page 3

                              ABOUT THE PORTFOLIOS
                              --------------------

Portfolios At A Glance
----------------------

Northern Institutional Funds (the "Trust") offers four money market portfolios (each a "Portfolio") to institutional investors. Each Portfolio is authorized to offer three classes of shares: Shares, Service Shares and Premier Shares. Service Shares and Premier Shares are described in separate prospectuses.

The descriptions on the following pages may help you choose the Portfolio that best fits your investment needs. Keep in mind, however, that no Portfolio can guarantee it will meet its investment objective, and no Portfolio should be relied upon as a complete investment program. The Trust's six fixed income, one balanced and six equity portfolios are described in a separate prospectus.


Portfolio                         Principal Goals       Principal Investments     Principal Risks
---------------------------------------------------------------------------------------------------
Government Select Portfolio  Maximize current income    Short-term U.S.         Interest rate and
                             consistent with capital    Government              government
                             preservation and           obligations that are    securities risk
                             liquidity                  generally exempt from
                                                        state income taxes

Government Portfolio         Maximize current income    Short-term U.S.         Interest rate,
                             consistent with capital    Government              credit and
                             preservation and           obligations and         government
                             liquidity                  related repurchase      securities risk
                                                        agreements

Diversified Assets           Maximize current income    Money market            Interest rate,
 Portfolio                   consistent with capital    obligations of both     credit and foreign
                             preservation and           U.S. and foreign        securities risk
                             liquidity                  issuers

Tax-Exempt Portfolio         Provide high current       Short-term municipal    Interest rate and
                             income exempt from         instruments the         credit risk
                             Federal income tax         interest on which is
                             consistent with capital    exempt from Federal
                             preservation               income tax
---------------------------------------------------------------------------------------------------

                                   1999 Money Market Prospectus (Shares), Page 4

The Portfolios seek to maintain a stable net asset value of $1.00 per share. Consistent with this policy, each of the Portfolios:

 .  Limits its dollar-weighted average portfolio maturity to 90 days or less;

 . Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

 . Invests only in U.S. dollar-denominated securities that represent minimal credit risks.

In addition, each Portfolio limits its investments to "Eligible Securities" as defined by the Securities and Exchange Commission ("SEC"). Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories or (b) are issued or guaranteed by, or otherwise allow a Portfolio to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if determined to be of comparable quality by The Northern Trust Company. Securities that are in the highest short-term rating category (and comparable unrated securities) are called "First Tier Securities." Under normal circumstances, the Government Select, Government and Diversified Assets Portfolios intend to limit purchases of securities to First Tier Securities. Securities in which the Portfolios may invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

In addition to the instruments described below, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and related risks by reading Appendix A to this Prospectus and the Statement of Additional Information. For information on a Portfolio's recent techniques and holdings, please see the current annual/semi-annual report.

                                   1999 Money Market Prospectus (Shares), Page 5

Government Select Portfolio

Investment Objective

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.


Principal Investment Strategies

The Portfolio seeks its objective by investing in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Under normal market conditions, the Portfolio will seek to acquire only those U.S. Government securities the interest upon which is generally exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. Government agencies and instrumentalities, such as the Federal Home Loan Bank and the Federal Farm Credit Banks Funding Corp.

When appropriate exempt securities are unavailable, the Portfolio may also invest in non-exempt U.S. Government securities and cash equivalents and hold uninvested cash.

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.



                                   1999 Money Market Prospectus (Shares), Page 6

Government Portfolio


Investment Objective

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.


Principal Investment Strategies

The Government Portfolio seeks its objective by investing exclusively in marketable securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements backed by such securities. The Portfolio may also hold custodial receipts representing interests in U.S. Government securities.

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.



                                   1999 Money Market Prospectus (Shares), Page 7

Diversified Assets Portfolio

Investment Objective

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

Principal Investment Strategies

The Diversified Assets Portfolio seeks its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets, including:

     . U.S. dollar-denominated obligations of U.S. banks with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

     . U.S. dollar-denominated obligations of foreign commercial banks where such banks have total assets in excess of $5 billion;

     . High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

     . Corporate bonds, notes, paper and other instruments that are of high quality;

     .  Asset-backed securities;

     . Securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and custodial receipts with respect thereto;

     . U.S. dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

     .  Repurchase agreements relating to the above instruments; and

     .  Securities issued or guaranteed by state or local governmental bodies.

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.



                                   1999 Money Market Prospectus (Shares), Page 8

Tax-Exempt Portfolio

Investment Objective

The Portfolio seeks to provide its shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from Federal income tax by investing primarily in municipal instruments.


Principal Investment Strategies

The Portfolio seeks to achieve its objective by investing primarily in high-quality short-term instruments, the interest on which is exempt from Federal income tax ("municipal instruments"). These may include:

     .  Fixed and variable rate notes and similar debt instruments;

     .  Tax-exempt commercial paper;

     .  Rated and unrated municipal bonds, notes, paper or other instruments;
        and

     . Municipal bonds and notes which are guaranteed as to principal and interest or backed by the U.S. Government or its agencies or instrumentalities.

Under normal market conditions, at least 80% of the Portfolio's annual gross income will be derived from municipal instruments. Interest earned by the Portfolio on "private activity bonds" (if any) that is treated as an item of tax preference under the Federal alternative minimum tax ("AMT obligations") will not be deemed to have been derived from municipal instruments for the purposes of determining whether the Portfolio meets this policy. During extraordinary circumstances, however, the Portfolio may take a temporary defensive posture and hold uninvested cash or invest in AMT obligations and taxable short-term securities without limitation. Taxable investments will consist exclusively of those instruments that may be purchased by the Diversified Assets Portfolio.

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.

                                   1999 Money Market Prospectus (Shares), Page 9

Principal Investment Risks
--------------------------

All investments carry some degree of risk which will affect the value of a Portfolio's investments, investment performance, yield and the price of its shares. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios. The following summarizes the principal risks that may affect the Portfolios.

Risks that apply to ALL Portfolios:

 . Money market risk is the risk that a Portfolio will not be able to maintain a net asset value per share of $1.00 at all times.

 . Interest rate risk is the risk that during periods of rising interest rates, a Portfolio's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Portfolio's yield (and the market value of its securities) will tend to be higher.

 . Credit (or default) risk is the risk that an issuer of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations, or the risk that changes in credit quality of a bank or other financial institution could cause a Portfolio's investments in securities backed by letters of credit or other credit enhancements issued by such bank or institution to decline in value.

 . Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.

 . Liquidity risk is the risk that a Portfolio will not be able to pay redemption proceeds on the same Business Day that shares are redeemed, because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

 . Year 2000 risk is the risk that a Portfolio's operations or value will be adversely affected by the "Year 2000 Problem."

Risk that applies primarily to the Government Select and Government Portfolios:

 . Government securities risk is the risk that the U.S. Government will not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risk that applies to the Diversified Assets Portfolio:

 . Foreign securities risk is the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.

Risks that apply to the Tax-Exempt Portfolio:

 . Concentration risk is the risk that the Portfolio may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in the municipal instruments of issuers in the same state, in municipal instruments the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

 . Tax risk is the risk that future legislative or administrative changes or court decisions may materially affect the ability of the Portfolio to pay tax-exempt dividends.

                                  1999 Money Market Prospectus (Shares), Page 10

More information about the risks of investing in the Portfolios is provided in Appendix A to this Prospectus. You should carefully consider the risks discussed in this section and Appendix A before investing in a Portfolio.

                                  1999 Money Market Prospectus (Shares), Page 11

Portfolio Performance
---------------------

The bar charts and tables below provide an indication of the risks of investing in a Portfolio by showing changes in the performance of a Portfolio's Shares from year to year. The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Portfolio's performance would have been reduced.

                                  1999 Money Market Prospectus (Shares), Page 12

Government Select Portfolio
---------------------------

                                  [Bar Chart]

                      Calendar Year Total Return (Shares)
                      -----------------------------------

                                1991:    5.95%
                                1992:    3.68%
                                1993:    3.04%
                                1994:    4.09%
                                1995:    5.82%
                                1996:    5.29%
                                1997:    5.44%
                                1998:    5.40%

Best Quarter:           Q2 `95          +1.47%
Worst Quarter:          Q2 `93          +0.74%

    Average Annual Total Return (for the periods ending December 31, 1998)
    ---------------------------


                                              1 Year         5 Year          Since Inception
                                              ------         ------          ---------------
Shares (Inception 11/7/90)                    5.40%          5.21%                4.86%

The 7-day yield for the Portfolio as of December 31, 1998: 4.86%. You may call 1-800-637-1380 to obtain the Portfolio's current 7-day yield.








                                  1999 Money Market Prospectus (Shares), Page 13

Government Portfolio
--------------------


                                  [Bar Chart]

                      Calendar Year Total Return (Shares)
                      -----------------------------------

                                1988:    7.09%
                                1989:    9.00%
                                1990:    8.13%
                                1991:    6.10%
                                1992:    3.84%
                                1993:    2.94%
                                1994:    3.93%
                                1995:    5.65%
                                1996:    5.17%
                                1997:    5.34%
                                1998:    5.30%

Best Quarter:           Q2 `89          +2.32%
Worst Quarter:          Q4 `93          +0.72%

     Average Annual Total Return (for the periods ending December 31, 1998)
     ---------------------------

                                               1 Year          5 Year          10 Year          Since Inception
                                               ------          ------          -------          ---------------
Shares (Inception 10/29/85)                    5.30%           5.08%           5.53%                 5.83%


The 7-day yield for the Portfolio as of December 31, 1998: 4.81%. You may call 1-800-637-1380 to obtain the Portfolio's current 7-day yield.

                                  1999 Money Market Prospectus (Shares), Page 14

Diversified Assets Portfolio
----------------------------


                                  [Bar Chart]

                      Calendar Year Total Return (Shares)
                      -----------------------------------

                           1988:          7.53%
                           1989:          9.35%
                           1990:          8.27%
                           1991:          6.14%
                           1992:          3.71%
                           1993:          3.02%
                           1994:          4.05%
                           1995:          5.79%
                           1996:          5.28%
                           1997:          5.45%
                           1998:          5.40%

Best Quarter:       Q4 `89               +2.12%
Worst Quarter:      Q2 `93               +0.74%

     Average Annual Total Return (for the periods ending December 31, 1998)
     ---------------------------



                                 1 Year   5 Year   10 Year   Since Inception
                                 -------  -------  --------  ----------------
  Shares  (Inception 7/27/82)     5.40%    5.19%     5.63%        6.12%

The 7-day yield for the Portfolio as of December 31, 1998: 5.00%. You may call 1-800-637-1380 to obtain the Portfolio's current 7-day yield.

                                  1999 Money Market Prospectus (Shares), Page 15

Tax-Exempt Portfolio
--------------------


                                  [Bar Chart]

                      Calendar Year Total Return (Shares)
                      -----------------------------------

                           1988:            5.09%
                           1989:            6.23%
                           1990:            5.86%
                           1991:            4.54%
                           1992:            2.91%
                           1993:            2.27%
                           1994:            2.61%
                           1995:            3.73%
                           1996:            3.33%
                           1997:            3.45%
                           1998:            3.29%

Best Quarter:         Q2 `89               +1.64%
Worst Quarter:        Q1 `94               +0.52%

     Average Annual Total Return (for the periods ending December 31, 1998)
     ---------------------------


                                 1 Year   5 Year   10 Year   Since Inception
                                 -------  -------  --------  ----------------
  Shares  (Inception 8/12/83)     3.29%    3.28%     3.81%        4.08%

The 7-day yield for the Portfolio as of December 31, 1998: 3.37%. You may call 1-800-637-1380 to obtain the Portfolio's current 7-day yield.

                                  1999 Money Market Prospectus (Shares), Page 16

Portfolio Fees and Expenses
---------------------------

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolios. Please note that it does not reflect any charges which may be imposed by The Northern Trust Company, its affiliates, correspondent banks and other institutions on their Customers (as defined below). (For more information, please see "Account Policies and Other Information" below.)


                                                                 Government Select     Government     Diversified Assets     Tax
                                                                -------------------   ------------   --------------------   -----
Shareholder Fees (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases.....................          None              None               None          None
  Deferred Sales Charge (Load).................................          None              None               None          None
  Sales Charge (Load) Imposed on Reinvested
    Distributions..............................................          None              None               None          None
  Redemption Fees..............................................          None              None               None          None
  Exchange Fees................................................          None              None               None          None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
  Management Fees/1/...........................................          0.25%             0.25%              0.25%         0.25%
  Distribution (12b-1) Fees....................................          None              None               None          None
  Other Operating Expenses/2/..................................          0.14%             0.15%              0.13%         0.14%
                                                                         -----             ----               ----          ----


  Total Annual Portfolio Operating Expenses/3/.................          0.39%             0.40%              0.38%         0.39%
                                                                         =====             =====              =====         =====

                                  1999 Money Market Prospectus (Shares), Page 17

________________________________

1 For the fiscal year ended November 30, 1998, Northern voluntarily waived a portion of its management fees for the Government Select Portfolio. As a result of the fee waiver, actual management fees paid by the Government Select Portfolio were .10% of the Portfolio's average daily net assets.


2 "Other Operating Expenses" include administration fees and all other ordinary operating expenses of the Portfolios not listed above. For the fiscal year ended November 30, 1998, Goldman, Sachs & Co. ("Goldman Sachs") was entitled to an administration fee from each Portfolio at an annual rate of 0.10% of each Portfolio's average daily net assets. During the same period, Goldman Sachs reimbursed expenses (including administration fees, but excluding management fees and certain extraordinary expenses) which exceeded on an annualized basis 0.10% of each Portfolio's average daily net assets. Beginning April 1, 1998, Goldman Sachs reimbursed expenses (including fees payable to Goldman Sachs as administrator, but excluding management fees, transfer agency fees, payments under the Service Plan for Service Shares and Premier Shares and extraordinary expenses) which exceeded on an annualized basis .10% of each Portfolio's average daily net assets. As a result of the expense reimbursement, actual "Other Operating Expenses" paid by the Government, Government Select, Diversified Assets and Tax-Exempt Portfolios were .10% of each Portfolio's average daily net assets.

3 As a result of the fee waivers and expense reimbursements, actual total annual operating expenses paid by the Portfolios' outstanding Shares during the fiscal year ended November 30, 1998 were as set forth below. Fee waivers and expense reimbursements may be terminated at any time at the option of Northern or Goldman Sachs. If this occurs, "Other Operating Expenses" may increase without shareholder approval.

                                                                                                    Total Annual Operating Expenses
                                                                                                    -------------------------------
      Government Select Portfolio...............................................................                 .20%
      Government Portfolio......................................................................                 .35%
      Diversified Assets Portfolio..............................................................                 .35%
      Tax-Exempt Portfolio......................................................................                 .35%




                                  1999 Money Market Prospectus (Shares), Page 18

Example

The following Example is intended to help you compare the cost of investing in Shares of a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year   3 Years    5 Years    10 Years
                                ------   -------    -------    --------

Government Select Portfolio
  Shares......................    $40      $125       $219        $493

Government Portfolio
  Shares......................    $41      $128       $214        $505

Diversified Assets Portfolio
  Shares......................    $39      $122       $213        $480

Tax-Exempt Portfolio
  Shares......................    $40      $125       $219        $493


                                  1999 Money Market Prospectus (Shares), Page 19

                          MANAGEMENT OF THE PORTFOLIOS
                          ----------------------------

Investment Adviser
------------------

The Northern Trust Company ("Northern" or the "Investment Adviser"), an Illinois state-chartered bank and member of the Federal Reserve System, serves as investment adviser for the Portfolios. The Investment Adviser is located at 50 LaSalle Street, Chicago, Illinois 60675 and is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. As of December 31, 1998, Northern Trust Corporation and its subsidiaries had approximately $27.9 billion in assets, $18.2 billion in deposits and employed over 8,150 persons.

Northern and its affiliates administrated in various capacities (including as master trustee, investment manager or custodian) approximately $1.26 trillion of assets as of December 31, 1998, including approximately $236 billion of assets for which Northern and its affiliates had investment management responsibility.

Advisory Agreement and Fees
---------------------------

Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities. As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Portfolios, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios as a percentage of net assets for the fiscal year ended November 30, 1998.

                                                                                   Advisory Fee Paid
                                                                                   -----------------
                                                                                    for Fiscal Year
                                                                                    ---------------
                                                         Contractual Rate           Ended 11/30/98
                                                         ----------------           --------------
Government Select Portfolio........................            .25%                     .10%
Government Portfolio...............................            .25%                     .25%
Diversified Assets Portfolio.......................            .25%                     .25%
Tax-Exempt Portfolio...............................            .25%                     .25%

The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the advisory fees to which it would have been entitled. The Investment Adviser may discontinue or modify its voluntary limitations in the future at its discretion.

Portfolio Management
--------------------

The Investment Adviser employs a team approach to the investment management of the Portfolios, relying upon investment professionals under the leadership of James M. Snyder, Chief Investment Officer and Executive Vice President of Northern.

Other Portfolio Services
------------------------

Northern also serves as transfer agent ("Transfer Agent") and custodian for each Portfolio. As Transfer Agent, Northern performs various administrative servicing functions, and any shareholder inquiries should be directed to it. Goldman Sachs serves as the Portfolios' administrator and distributor. The fees that Northern and Goldman Sachs receive for their services in these capacities are described above under "Portfolio Fees and Expenses." Goldman Sachs does not receive any compensation from the Trust for its distribution services. Pursuant to an SEC order, the Portfolios may engage in portfolio securities transactions with Goldman Sachs in the ordinary course of business.

                                  1999 Money Market Prospectus (Shares), Page 20

                               ABOUT YOUR ACCOUNT
                               ------------------

Purchasing Shares
------------------

Investors

Institutional investors, acting on their own behalf or on behalf of their customers, clients, employees, participants and others ("Customers"), may invest in the Portfolios through their institutional accounts at Northern or an affiliate. They may also establish accounts directly with the Trust. There is no sales charge imposed on investments. Institutional investors
("Institutions") include:

     .  Northern and its affiliates
     . Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million
     .  Other institutions and organizations

Share Classes

Each Portfolio offers three classes of shares: Shares, Service Shares and Premier Shares. Service Shares and Premier Shares are described in separate prospectuses.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except amounts payable under the service plan that has been adopted for the Portfolios' Service Shares and Premier Shares and transfer agency fees. Because of these class-specific expenses, the performance of the Shares of a Portfolio described in this Prospectus is expected to be higher than the performance of both the Service Shares and Premier Shares of the same Portfolio, and the performance of a Portfolio's Service Shares is expected to be higher than the performance of the same Portfolio's Premier Shares.

Opening an Account

You can purchase Shares of the Portfolios through your institutional account at Northern (or an affiliate) or you may open an account directly with the Trust.

Through an Institutional Account. If you are opening an institutional account at Northern, a Northern representative can assist you with all phases of your investment. The Trust does not require a minimum initial investment for Institutions that invest through their accounts at Northern. To purchase Shares through your account, contact your Northern representative for further information.

Directly from the Trust. An Institution may open a shareholder account and purchase Shares directly from the Trust with an aggregate minimum initial investment of at least $5 million in one or more Portfolios. There is no minimum for subsequent investments.

  By Mail.
     .  Read this Prospectus carefully.
     .  Complete and sign the new account application.
     . Include a certified corporate resolution (or other acceptable evidence of authority).
     . Enclose a check or Federal Reserve draft payable to the specific Portfolio. If investing in more than one Portfolio, please include a separate check for each.
     .  Mail your check, corporate resolution and completed application to:
          Northern Institutional Funds, c/o The Northern Trust Company
          P.O. Box 75943
          Chicago, Illinois 60675-5943

                                  1999 Money Market Prospectus (Shares), Page 21

     All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

  By Telephone.
     .  Read this Prospectus carefully.
     .  Call the Transfer Agent at 1-800-637-1380.
     .  To open a new account please provide:
        . The name of the Portfolio in which you'd like to invest . The number of Shares or dollar amount to be invested
        .  The method of payment
     .  To add to an existing account, please provide:
        .  The Institution's name
        .  Your Account Number


  By Wire or ACH Transfer.
     .  To open a new account:
     .  Call the Transfer Agent at 1-800-637-1380 for instructions
     .  To add to an existing account:
     .  Have your bank wire Federal funds or effect an ACH Transfer to:

                  The Northern Trust Company
                  Chicago, Illinois
                  ABA Routing No. 0710-00152
                  (Reference 10 Digit Portfolio Account Number)
                  (Reference Shareholder's Name)

For more information about the purchase of Shares, call the Transfer Agent at 1-800-637-1380.

Selling Shares
--------------

Through an Institutional Account. Institutions may sell (redeem) Shares through their institutional account by contacting their Northern account representative.

Directly through the Trust. Institutions that purchase Shares directly from the Trust may redeem their Shares through the Transfer Agent in one of the following ways:

  By Mail.
     .  Send a written request to:
             Northern Institutional Funds
             c/o The Northern Trust Company
             P.O. Box 75943
             Chicago, Illinois 60675-5943.
     .  The letter of instruction must include:
             .  The signature of a duly authorized person
             .  Your account number
             .  The name of the Portfolio
             .  The number of Shares or the dollar amount to be redeemed

  By Telephone.
     .  Call the Transfer Agent at 1-800-637-1380 for instructions.
     . During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Shares By Mail."

                                  1999 Money Market Prospectus (Shares), Page 22

  By Wire.
     .  Call the Transfer Agent at 1-800-637-1380 for instructions.
     .  You must first have authorization for expedited wire redemption.
     .  The minimum amount that may be redeemed by this method is $10,000.


Account Policies and Other Information
--------------------------------------

Automatic Investment Arrangements. Institutions may purchase Shares through their institutional accounts at Northern either by directing automatic investment of cash balances in excess of certain agreed upon amounts or by directing investments from time to time on a non-automatic basis. Northern will place a purchase order generated under an automatic investment direction either on the Business Day that funds are available in the account or on the next Business Day, depending upon the terms of the automatic investment arrangement. Similarly, Northern will place a redemption order generated under an automatic investment direction either on the Business Day Northern calculates the redemption amount needed to bring the account balance up to the agreed upon amount or on the next Business Day, depending upon the terms of the automatic investment arrangement. If a redemption order is placed on the next Business Day, Northern will normally provide funds by provisionally crediting the Institution's account on the day the calculation is made. Institutions should contact Northern for more information about their automatic investment arrangements.

Purchase and Redemption Minimums. There is no purchase minimum for Institutions purchasing Shares through their institutional account at Northern. For Institutions opening an account directly with the Trust, there is a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

Calculating Share Price. The Trust issues Shares and redeems Shares at net asset value ("NAV"). The NAV for each share class of a Portfolio is calculated by dividing the value of net assets attributed to that class by the number of outstanding shares of the class. The NAV for each Portfolio and class is calculated as of 3:00 p.m., Chicago time, each Business Day. The NAV used in determining the price of your Shares is the one calculated after your purchase, exchange or redemption order is received or accepted as described below.

Each Portfolio seeks to maintain an NAV of $1.00 per share by valuing the obligations held by it at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value.

Timing of Purchase Requests. Requests accepted by the Transfer Agent or other authorized intermediary by 1:00 p.m., Chicago time, on any Business Day will be executed the same day, provided that either:

     . The Transfer Agent receives the purchase price in Federal or other immediately available funds prior to 1:00 p.m., Chicago time, the same Business Day;
     . The order is accepted by an authorized intermediary and payment is to be made by the close of the same Business Day in Federal or other immediately available funds according to procedures authorized by the Trust; or
     . Payment in Federal or other immediately available funds is received by the close of the same Business Day in an institutional account maintained with Northern or an affiliate.

Orders received by the Transfer Agent or other authorized intermediary on a non-Business Day or after 1:00 p.m. on a Business Day will be executed on the next Business Day, provided that payment is made as noted above. We consider requests to be in "good order" when all required documents are properly completed, signed and received, including a certified corporate resolution or other acceptable evidence of authority. If an Institution pays for Shares by check, Federal funds generally will become available within two Business Days after a purchase order is received.

                                  1999 Money Market Prospectus (Shares), Page 23

If payment is not received as described above from an authorized intermediary on the same Business Day of acceptance of an order by the authorized intermediary, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" below.

Tax Identification Number. Federal regulations require you to provide to the Transfer Agent a taxpayer identification number when you open an account. Purchase orders without such a number or an indication that a number has been applied for will not be accepted. If you have applied for a number, you must provide it to the Transfer Agent within 60 days of the date of the order.

In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for Shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Portfolio. See the Statement of Additional Information for further information about the terms of these purchases and redemptions.

Miscellaneous Purchase Information.

 .  Institutions are responsible for transmitting purchase orders to the Transfer
   Agent and delivering required funds on a timely basis.
 . Institutions are responsible for all losses and expenses of a Portfolio in the event of any failure to make payment according to the procedures outlined in this Prospectus. Northern may redeem shares from any account it maintains to protect the Portfolios and Northern against loss. In addition, a $20 charge will be imposed if a check does not clear.
 .  Shares of a Portfolio are entitled to the dividends declared by the Portfolio beginning on the Business Day the purchase order is executed.
 . The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

Timing of Redemption and Exchange Requests. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary by 1:00 p.m., Chicago time, on a Business Day will be executed on the same day.
The redemption or exchange will be effected at the NAV next determined after your exchange or redemption order is received and accepted. Redemption proceeds will normally be sent or credited on the same Business Day.

Orders received in good order on a non-Business Day or after 1:00 p.m., Chicago time, on a Business Day will be executed the next Business Day. Redemption proceeds will normally be sent or credited on the date the order is executed.

In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" below.

Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed new account application, including a corporate resolution or other acceptable evidence of authority.

 . The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

 . If you are redeeming recently purchased Shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 15 days.

                                  1999 Money Market Prospectus (Shares), Page 24

 . Institutions are responsible for transmitting redemption orders to the Transfer Agent and crediting their Customers' accounts with redemption proceeds on a timely basis.

 . Redemption requests by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

 . Dividends on Shares are earned through and including the day prior to the day on which they are redeemed.

 . The Trust reserves the right to redeem Shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders.

 . The Trust may require any information reasonably necessary to ensure that a redemption request has been duly authorized.

 . The Trust reserves the right to change or discontinue any of its redemption procedures.

Exchange Privileges. Institutions and their Customers (to the extent permitted by their account agreements) may exchange Shares of a Portfolio for shares of certain other portfolios of the Trust. The registration of both accounts involved must be identical. A $1,000 minimum investment applies. An exchange is a redemption of shares you own and the purchase of shares you are acquiring. It is considered a taxable event and may result in a gain or loss.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the prospectus for the shares you are acquiring.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.

Advance Notification of Large Transactions. The Trust requests that an Institution give advance notice to the Transfer Agent by 11:00 a.m., Chicago time, if it intends to place a purchase or redemption order of $5 million or more on a Business Day.

Making Changes to Your Account Information. You may make changes to wiring instructions, address of record, or other account information only in writing. These instructions must be accompanied by a certified corporate resolution, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

Business Day. A "Business Day" is each Monday through Friday when Northern is open for business. A "Business Day" does not include a holiday observed by Northern. In 1999 these holidays are: New Year's Day, Martin Luther

                                  1999 Money Market Prospectus (Shares), Page 25

King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas Day.

Early Closings. The Portfolios reserve the right to cease, or to advance the time for, accepting purchase, redemption or exchange orders for same Business Day credit when Northern or the New York Stock Exchange closes early as a result of unusual weather or other conditions. They also reserve this right when The Bond Market Association recommends that securities markets close or close early.

Authorized Intermediaries. The Trust may authorize certain financial intermediaries (including banks, trust companies, brokers and investment advisers), which provide recordkeeping, reporting and processing services, to accept purchase, redemption and exchange orders from their Customers on behalf of the Trust. They may also designate other intermediaries to accept such orders, if approved by the Trust. Authorized intermediaries are responsible for transmitting orders and delivering funds on a timely basis. A Portfolio will be deemed to have received an order when the order is accepted in proper form by the authorized intermediary on a Business Day, and the order will be priced at the Portfolio's per share NAV next determined.

Information About Institutions.

Customers purchasing Shares through an Institution should read their account agreements carefully. An Institution's requirements may differ from those listed in this Prospectus. An Institution may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If a Customer has agreed with a particular Institution to maintain a minimum balance with the Institution and the balance falls below this minimum, the Customer may be required to redeem all or a part of his investment in a Portfolio.

Northern may provide compensation to certain dealers and other financial intermediaries who provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of Shares of a Portfolio. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by Northern as Investment Adviser (after adjustments). This compensation will be paid by Northern or its affiliates and will not represent an additional expense to the Trust or its shareholders.

State securities laws regarding the registration of dealers may differ from Federal law. As a result, Institutions investing in the Portfolios on behalf of their Customers may be required to register as dealers.


Distributions and Taxes
-----------------------

Distributions

Dividends from net income are declared daily and paid monthly by each Portfolio to its shareholders. Net income includes the interest accrued on a Portfolio's assets less estimated expenses. Each Portfolio's net realized short-term capital gains, if any, are distributed at least annually. The Portfolios do not expect to realize net long-term capital gains.

Dividends are paid as soon as practicable following the end of each month, except in the case of a total redemption of Shares in an account that is not subject to a standing order for the purchase of additional Shares. In that event, dividends will be paid promptly along with the redemption proceeds.

All distributions are paid by each Portfolio in cash or are automatically reinvested (without any sales charge) in additional Shares of the same Portfolio. You may make arrangements to credit these distributions to your account with Northern, its affiliates or its correspondent banks.

There are no fees or sales charges on reinvestments.

                                  1999 Money Market Prospectus (Shares), Page 26

Taxes

Each Portfolio intends to qualify as a regulated investment company for Federal tax purposes, and to distribute substantially all of its net income to shareholders each year. Except for exempt-interest dividends paid by the Tax-Exempt Portfolio, dividends and other distributions will be taxable as ordinary income, unless you have a tax-advantaged account. This is true whether dividends and distributions are received in cash or reinvested in Portfolio Shares.

There are certain tax requirements that the Portfolios must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Portfolios may have to limit their investment activity in some types of instruments.

The Tax-Exempt Portfolio intends to pay substantially all of its dividends as "exempt-interest dividends." Exempt-interest dividends must, however, be reported on your Federal income tax return. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that exempt-interest dividends will be taken into account in determining the taxability of their benefit payments.

In certain instances, dividends paid by the Tax-Exempt Portfolio, while exempt from regular Federal income tax, may be subject to the alternative minimum tax. In addition, the Portfolio may invest a portion of its assets in securities that generate income that is not exempt from Federal tax. Any dividends paid by the Tax-Exempt Portfolio that are derived from taxable interest or from capital gains will be subject to Federal income tax.

The Tax-Exempt Portfolio will determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which are fully taxable. It will apply these percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

Other Tax Information

Dividends and distributions from each Portfolio will generally be reportable by you in the tax year in which they are paid with one exception. Dividends and distributions declared by a Portfolio in October, November or December and paid in January are taxed as though they were paid by December 31.

Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Your investment in the Portfolios could have additional tax consequences. You should consult your tax professional for information regarding all the tax consequences applicable to your investments in the Portfolios. More information is provided in the Statement of Additional Information.. This short summary is not intended as a substitute for careful tax planning.

In particular, although the Government Select Portfolio intends to invest primarily in U.S. Government securities the interest on which is generally exempt from state income taxation, you should consult your own tax professional to determine whether this is true in your own situation. Similarly, dividends paid by the Portfolios (including the Tax-Exempt Portfolio) may be taxable under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes.

                                  1999 Money Market Prospectus (Shares), Page 27

Year 2000 Issues
----------------

Like every other business dependent upon computerized information processing, Northern Trust Corporation ("Northern Trust") must deal with "Year 2000" issues.

Many computer systems use two digits rather than four to identify the year. Unless adapted, these systems may not be able to correctly distinguish the Year 2000 from the Year 1900. As the Year 2000 approaches, many systems may be unable to accurately process certain date-based information, which could cause a variety of operational problems for businesses. This could have a negative effect on the companies in which the Portfolios invest, thus hurting the Portfolios' investment returns.

Northern Trust has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. It has established a dedicated Year 2000 Project Team whose members have significant systems development and maintenance experience. Northern Trust's Year 2000 project includes a comprehensive testing plan. Northern Trust has advised the Trust that it expects work on its critical systems to be substantially completed on or about December 31, 1998, so that testing with outside parties may be conducted during 1999.

Northern Trust also will have a program to monitor and assess the efforts of other parties. However, it cannot control the success of those efforts. Contingency plans are being established to provide Northern Trust with alternatives in case these entities experience significant Year 2000 difficulties that impact Northern Trust.

Furthermore, even if the actions taken by Northern Trust are successful, the Portfolios may nevertheless suffer losses if the issuers of securities held by them experience Year 2000 difficulties. Also, it is possible that the normal operations of the Portfolios will, in any event, be disrupted significantly by the failure of communications and public utility companies, governmental entities, financial processors or others to perform their services as a result of Year 2000 problems.

                                  1999 Money Market Prospectus (Shares), Page 28

                                   APPENDIX A
                                   ----------

      ADDITIONAL INFORMATION ON PORTFOLIO RISKS, SECURITIES AND TECHNIQUES


This Appendix takes a closer look at some of the types of securities in which the Portfolios may invest and their related risks. It also explores the various investment techniques that may be used by the investment management team. The Portfolios may invest in other securities and are subject to further restrictions and risks which are described in the Statement of Additional Information.


Asset-Backed Securities.   Asset-backed securities are sponsored by entities
such as government agencies, banks, financial companies and commercial or
industrial companies.   Asset-backed securities represent participations in, or
are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other financial assets. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution, or other credit enhancements.

     Investment strategy. The Diversified Assets Portfolio and Tax-Exempt Portfolio may purchase various types of asset-backed securities. The Government Portfolio may only purchase mortgage-backed securities that are guaranteed by the U.S. Government, its agencies or instrumentalities.

     Special risks. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. In the event of default, the Portfolio will have recourse only to the collateral, not to the sponsor, except the extent that the security is guaranteed. In the event of a default, a Portfolio may suffer a loss if it cannot sell collateral quickly and receive the amount it is owned.

Borrowings and Reverse Repurchase Agreements. The Portfolios may borrow money from banks and the Government Select, Government and Diversified Assets Portfolios may enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of money market securities held by a Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest).

     Investment strategy. Each Portfolio may borrow in amounts not exceeding one-third of its total assets. Each of the Government Select, Government and Diversified Assets Portfolios may enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets. These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

                                  1999 Money Market Prospectus (Shares), Page 29

     Special risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the net asset value of the Portfolios' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

Custodial Receipts for Treasury Securities. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.

     Investment strategy. The Government, Diversified Assets and Tax-Exempt Portfolios may purchase custodial receipts. Investments by the Government Portfolio in custodial receipts will not exceed 35% of the value of its total assets.

     Special risks. Like other stripped obligations, custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Derivatives. Each Portfolio may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived from---or based upon---the performance of underlying assets, interest or currency exchange rates, or indices. Derivatives include structured debt obligations such as collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments.

     Investment strategy. A Portfolio will invest in derivatives only if the potential risks and rewards are consistent with the Portfolio's objective, strategies and overall risk profile.

     Special risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

Diversification. Diversifying its holdings can help a Portfolio reduce the risks of investing. In accordance with current SEC regulations, each Portfolio will not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Portfolio may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three Business Days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Statement of Additional Information.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Portfolio may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Portfolio and its shareholders.

Foreign Securities. The Diversified Assets Portfolio may invest in the obligations of foreign governments, or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks and foreign branches of U.S. banks. It may also invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers.

                                  1999 Money Market Prospectus (Shares), Page 30

Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies.

     Investment strategy. Investments by the Diversified Assets Portfolio in foreign issuer obligations will not exceed 50% of the Portfolio's total assets measured at the time of purchase.

     Special risks. Foreign securities involve special risks and costs. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

     Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, possible seizure or nationalization of foreign holdings or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

     Investment strategy. Each Portfolio may invest up to 10% of its net assets in securities that are illiquid. A domestically traded security which is not registered under the 1933 Act will not be considered illiquid if the Investment Adviser determines that an adequate trading market exists for that security. If otherwise consistent with their investment objectives and policies, the Portfolios may purchase commercial paper issued pursuant to
     Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as Northern determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.

     Special risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in commercial paper available to qualified institutional buyers could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Portfolio for a set time period.

     Investment strategy. The Diversified Assets Portfolio may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

     Special risks. IFAs are not insured by a government agency--they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, an active secondary market in IFAs does not currently exist. This means that it may be difficult to sell an IFA at an appropriate price.

                                  1999 Money Market Prospectus (Shares), Page 31

Investment Companies. In connection with the management of their daily cash positions, the Portfolios may invest in shares of other money market funds which invest in short-term, high quality debt securities and securities issued by other investment companies consistent with their investment objectives and policies.

     Investment strategy. Investments by a Portfolio in other money market funds will be subject to the limitations of the Investment Company Act of 1940. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in an open-end investment company that has the same investment objective, policies and fundamental restrictions as the Portfolio.

     Special risks. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. It would also bear a proportionate share of any fees or expenses paid by that company. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

Municipal and Related Instruments. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds are also payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed.

Municipal instruments also include "moral obligation" bonds, which are supported by a moral commitment but not a legal obligation of a state or municipality, as well as custodial receipts and certificates of participation that represent interests in a pool of municipal instruments held by a trustee.

     Investment strategy. In connection with its investments in municipal instruments, the Tax-Exempt Portfolio may invest more than 25% of its total assets in (a) municipal instruments the interest upon which is paid solely from revenues of similar projects, and (b) industrial development obligations. The Tax-Exempt Portfolio may also invest more than 25% of the value of its total assets in municipal instruments whose issuers are in the same state. However, the Portfolio does not intend to invest more than 25% of the value of its total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

     The Diversified Assets Portfolio may invest up to 5% of its net assets in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Diversified Assets Portfolio on such investments will be taxable to shareholders.

     Special risks. Municipal instruments purchased by the Tax-Exempt Portfolio may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. If the credit quality of these banks and financial institutions declines, the Portfolio could suffer a loss to the extent that the Portfolio is relying upon this credit support. Certain risks relating to foreign banks and financial institutions are described above under "Foreign Securities Risk."

Repurchase Agreements. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

                                  1999 Money Market Prospectus (Shares), Page 32

     Investment strategy. Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Portfolio acquires the securities.

     Special risks. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Portfolio could suffer losses if a court determines that the Portfolio's interest in the collateral is not enforceable.

Securities Lending. In order to generate additional income, the Portfolios may lend securities on a short-term basis to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

     Investment strategy. Securities lending may represent no more than one-third the value of a Portfolio's total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in U.S. Government securities and other liquid high-grade debt obligations.

     Special risks. The main risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Portfolio could experience delays in recovering its securities and may possibly incur a capital loss. In addition, a Portfolio may incur a loss in investing the cash collateral it receives.

Stripped Obligations. These securities are issued by the U.S. Government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

     Investment strategy. Each of the Portfolios may purchase stripped securities.

     Special risks. Stripped securities are very sensitive to interest rates changes and to the rate of principal prepayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect the Portfolios' total returns.

United States Government Obligations. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

     Investment strategy. To the extent consistent with its investment objective, each Portfolio may invest in a variety of U.S. Treasury obligations and obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

     Special risks. Not all U.S. Government obligations carry the same guarantees. Some, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to

                                  1999 Money Market Prospectus (Shares), Page 33
     its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate.

     Investment strategy. Each Portfolio may invest in rated and unrated variable and floating rate instruments to the extent consistent with its investment objective. Unrated instruments may be purchased by a Portfolio if they are determined by the Investment Adviser to be of comparable quality to rated instruments eligible for purchase by the Portfolio. The Portfolios may invest in variable amount master demand notes.

     Special risks. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

     Investment strategy. Each Portfolio may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Although the Portfolios would generally purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

     Special risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the securities may decrease in value by the time they are actually issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase before the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

                                  1999 Money Market Prospectus (Shares), Page 34

                                   APPENDIX B
                                   ----------

                         PORTFOLIO FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand a Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report is included in the Portfolios' annual report along with the Portfolios' financial statements. The annual report is available upon request and without charge.

Financial Highlights
For the Years Ended November 30,
Government Select Portfolio (Shares)

                                                   1998         1997        1996         1995        1994
Net asset value, beginning of year              $     1.00   $     1.00   $   1.00   $   1.00      $   1.00
Income from investment operations:
 Net investment income                                0.05         0.05       0.05       0.06          0.04
Total income from investment operations               0.05         0.05       0.05       0.06          0.04
Distributions to shareholders from:
 Net investment income                               (0.05)       (0.05)     (0.05)     (0.06)        (0.04)
Total distributions to shareholders                  (0.05)       (0.05)     (0.05)     (0.06)        (0.04)
Net asset value, end of year                    $     1.00   $     1.00   $   1.00   $   1.00      $   1.00
Total return (a)                                      5.38%        5.41%      5.31%      5.82%(b)      3.84%
Ratio to average net assets of (c):
 Expenses, net of waivers and
  reimbursements                                      0.20%        0.20%      0.20%      0.20%         0.20%
 Expenses, before waivers and
  reimbursements                                      0.39%        0.39%      0.40%      0.41%         0.43%
 Net investment income, net of waivers
  and reimbursements                                  5.31%        5.30%      5.19%      5.67%         3.83%
 Net investment income, before waivers
  and reimbursements                                  5.12%        5.11%      4.99%      5.46%         3.60%
Net assets at end of year (in thousands)        $1,694,869   $1,239,393   $836,349   $685,142      $493,718

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b) Total return for the year ended November 30, 1995 would have been 5.80% absent the effect of a capital contribution equivalent to $.0002 per share received from Northern Trust Corporation.
(c)  Annualized for periods less than one year.

                                  1999 Money Market Prospectus (Shares), Page 35

Financial Highlights
For the Years Ended November 30,
Government Portfolio (Shares)

                                     1998         1997         1996          1995        1994
Net asset value, beginning
 of year                          $     1.00   $     1.00   $     1.00   $   1.00      $   1.00
Income from investment
 operations:
 Net investment income                  0.04         0.05         0.05       0.06          0.04
Total income from
 investment operations                  0.04         0.05         0.05       0.06          0.04
Distributions to
 shareholders from:
 Net investment income                 (0.04)       (0.05)       (0.05)     (0.06)        (0.04)
Total distributions to
 shareholders                          (0.04)       (0.05)       (0.05)     (0.06)        (0.04)
Net asset value, end of year      $     1.00   $     1.00   $     1.00   $   1.00      $   1.00
Total return (a)                        5.28%        5.31%        5.20%      5.64%(b)      3.78%
Ratio to average net assets
 of:
 Expenses, net of waivers
  and reimbursements                    0.35%        0.35%        0.35%      0.35%         0.34%
 Expenses, before waivers
  and reimbursements                    0.40%        0.37%        0.38%      0.40%         0.41%
 Net investment income,
  net of waivers and
  reimbursements                        5.22%        5.18%        5.08%      5.49%         3.60%
 Net investment income,
  before waivers and
  reimbursements                        5.17%        5.16%        5.05%      5.44%         3.53%
Net assets at end of year
 (in thousands)                   $1,652,870   $1,051,401   $1,268,515   $850,664      $787,816

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(b) Total return for the year ended November 30, 1995 would have been 5.53% absent the effect of a capital contribution equivalent to $.0011 per share received from Northern Trust Corporation.

                                  1999 Money Market Prospectus (Shares), Page 36

Financial Highlights
For the Years Ended November 30,
Diversified Assets Portfolio (Shares)

                                    1998         1997         1996           1995          1994
Net asset value, beginning of
 year                            $     1.00   $     1.00   $     1.00   $     1.00      $     1.00

Income from investment
 operations:
 Net investment income                 0.05         0.05         0.05         0.06            0.04
Total income from
 investment operations                 0.05         0.05         0.05         0.06            0.04
Distributions to
 shareholders from:
 Net investment income                (0.05)       (0.05)       (0.05)       (0.06)          (0.04)
Total distributions to
 shareholders                         (0.05)       (0.05)       (0.05)       (0.06)          (0.04)
Net asset value, end of
year                             $     1.00   $     1.00   $     1.00   $     1.00      $     1.00
Total return (a)                       5.36%        5.42%        5.30%        5.78%(b)        3.92%
Ratio to average net assets
 of:
 Expenses, net of waivers
  and reimbursements                   0.35%        0.35%        0.34%        0.34%           0.35%
 Expenses, before waivers
  and reimbursements                   0.38%        0.36%        0.34%        0.34%           0.35%
 Net investment income,
  net of waivers and
  reimbursements                       5.31%        5.30%        5.18%        5.63%           3.74%
 Net investment income,
  before waivers and
  reimbursements                       5.28%        5.29%        5.18%        5.63%           3.74%
Net assets at end of year (in
 thousands)                      $4,794,830   $3,941,586   $3,179,529   $2,610,347      $2,891,880

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(b) Total return for the year ended November 30, 1995 would have been 5.73% absent the effect of a capital contribution equivalent to $.0005 per share received from Northern Trust Corporation.

                                  1999 Money Market Prospectus (Shares), Page 37

Financial Highlights
For the Years Ended November 30,
Tax-Exempt Portfolio (Shares)


                                      1998       1997       1996       1995       1994
Net asset value, beginning of
 year                               $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Income from investment
 operations:
 Net investment income                  0.03       0.03       0.03       0.04       0.02
Total income from investment
 operations                             0.03       0.03       0.03       0.04       0.02
Distributions to shareholders
 from:
 Net investment income                 (0.03)     (0.03)     (0.03)     (0.04)     (0.02)
Total distributions to
 shareholders                          (0.03)     (0.03)     (0.03)     (0.04)     (0.02)
Net asset value, end of year        $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Total return (a)                        3.31%      3.44%      3.37%      3.71%      2.62%
Ratio to average net assets of:
 Expenses, net of waivers
  and reimbursements                    0.35%      0.35%      0.35%      0.35%      0.35%
 Expenses, before waivers
  and reimbursements                    0.39%      0.39%      0.40%      0.41%      0.36%
 Net investment income, net
  of waivers and
  reimbursements                        3.27%      3.38%      3.32%      3.63%      2.40%
 Net investment income,
  before waivers and
  reimbursements                        3.23%      3.34%      3.27%      3.57%      2.39%
Net assets at end of year (in
 thousands)                         $748,151   $585,159   $638,507   $803,730   $853,103

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

                                  1999 Money Market Prospectus (Shares), Page 38

                          NORTHERN INSTITUTIONAL FUNDS
                                     SHARES
                                   PROSPECTUS

For More Information

ANNUAL/SEMIANNUAL REPORT

Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Portfolios and their policies is also available in the Portfolios' Statement of Additional Information ("SAI"). The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolios' annual and semiannual reports and the SAI are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:
By telephone - Call 1-800-637-1380
By mail - Northern Institutional Funds
          P.O. Box 75943
          Chicago, IL  60675

On the Internet - Text-only versions of the Portfolios are available on the SEC's website at http://www.sec.gov.

You may review and obtain copies of Trust documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Trust documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. The Trust's investment company registration number is 811-3605.


                                     [LOGO]

                                  1999 Money Market Prospectus (Shares), Page 39

Northern Institutional Funds
Money Market Portfolios
Service Shares

 .  Government Select Portfolio
 .  Government Portfolio
 .  Diversified Assets Portfolio
 .  Tax-Exempt Portfolio

Prospectus dated April 1, 1999



An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. It is a criminal offense to represent otherwise.

                           1999 Money Market Prospectus (Service Shares), Page 1

Contents

                                                                                                           Page
---------------------------------------------------------------------------------------------------------------
About the Portfolios                                 Portfolios At A Glance                                  1
Information about the objectives, principal          .  Government Select Portfolio
 strategies and risk characteristics of each         .  Government Portfolio
 Portfolio                                           .  Diversified Assets Portfolio
                                                     .  Tax-Exempt Portfolio

                                                     Principal Investment Risks

                                                     Portfolio Performance

                                                     .  Government Select Portfolio
                                                     .  Government Portfolio
                                                     .  Diversified Assets Portfolio
                                                     .  Tax-Exempt Portfolio

                                                     Portfolio Fees and Expenses

Management of the Portfolios                         Investment Adviser
Details that apply to the Portfolios as a group      Advisory Agreements and Fees
                                                     Portfolio Management
                                                     Other Portfolio Services


About Your Account                                   Purchasing Service Shares
How to open, maintain and close an account           .  Investors
                                                     .  Share Classes
                                                     .  Opening of An Account

                                                     Selling Service Shares
                                                     Account Policies and Other Information
                                                     .  Automatic Investment Arrangements
                                                     .  Registered Owners
                                                     .  Purchase and Redemption Minimums
                                                     .  Calculating Share Price
                                                     .  Timing of Purchase Requests
                                                     .  Tax Identification Number
                                                     .  In-Kind Purchases and Redemptions
                                                     .  Miscellaneous Purchase Information
                                                     .  Timing of Redemption and Exchange Requests
                                                     .  Miscellaneous Redemption Information
                                                     .  Exchange Privileges
                                                     .  Telephone Transactions
                                                     .  Advance Notification of Large Transactions
                                                     .  Making Changes to Your Account Information
                                                     .  Business Day
                                                     .  Early Closings
                                                     .  Authorized Intermediaries
---------------------------------------------------------------------------------------------------------------

                           1999 Money Market Prospectus (Service Shares), Page 2

-------------------------------------------------------------------------------------------------------------------

                                                     . Information About Institutions

                                                     Distributions and Taxes
                                                     . Distributions
                                                     . Taxes
                                                     . Other Tax Information

                                                     Year 2000 Issues

Appendices                                           A -- Additional Information on Portfolio Risks,
                                                     Securities and Techniques

                                                     B -- Portfolio Financial Highlights

For More Information                                 Semi-Annual/Annual Reports
                                                     Statement of Additional Information
-------------------------------------------------------------------------------------------------------------------

                           1999 Money Market Prospectus (Service Shares), Page 3

                              ABOUT THE PORTFOLIOS
                              --------------------

Portfolios At A Glance
----------------------

Northern Institutional Funds (the "Trust") offers four money market portfolios (each a "Portfolio") to institutional investors. Each Portfolio is authorized to offer three classes of shares: Service Shares, Shares and Premier Shares. Shares and Premier Shares are described in separate prospectuses.

The descriptions on the following pages may help you choose the Portfolio that best fits your investment needs. Keep in mind, however, that no Portfolio can guarantee it will meet its investment objective and no Portfolio should be relied upon as a complete investment program. The Trust's six fixed income, one balanced and six equity portfolios are described in a separate prospectus.


---------------------------------------------------------------------------------------------------
Portfolio                    Principal Goals            Principal Investments   Principal Risks
---------------------------------------------------------------------------------------------------
Government Select Portfolio  Maximize current income    Short-term U.S.         Interest rate and
                             consistent with capital    Government              government
                             preservation and           obligations that are    securities risk
                             liquidity                  generally exempt from
                                                        state income taxes

Government Portfolio         Maximize current income    Short-term U.S.         Interest rate,
                             consistent with capital    Government              credit and
                             preservation and           obligations and         government
                             liquidity                  related repurchase      securities risk
                                                        agreements

Diversified Assets           Maximize current income    Money market            Interest rate,
 Portfolio                   consistent with capital    obligations of both     credit and foreign
                             preservation and           U.S. and foreign        securities risk
                             liquidity                  issuers

Tax-Exempt Portfolio         Provide high current       Short-term municipal    Interest rate and
                             income exempt from         instruments the         credit risk
                             Federal income tax         interest on which is
                             consistent with capital    exempt from Federal
                             preservation               income tax
---------------------------------------------------------------------------------------------------

                           1999 Money Market Prospectus (Service Shares), Page 4

The Portfolios seek to maintain a stable net asset value of $1.00 per share. Consistent with this policy, each of the Portfolios:

  .  Limits its dollar-weighted average portfolio maturity to 90 days or less;

  . Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

  . Invests only in U.S. dollar-denominated securities that represent minimal credit risks.

In addition, each Portfolio limits its investments to "Eligible Securities" as defined by the Securities and Exchange Commission ("SEC"). Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories or (b) are issued or guaranteed by, or otherwise allow a Portfolio to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if determined to be of comparable quality by The Northern Trust Company. Securities that are in the highest short-term rating category (and comparable unrated securities) are called "First Tier Securities." Under normal circumstances, the Government Select, Government and Diversified Assets Portfolios intend to limit purchases of securities to First Tier Securities. Securities in which the Portfolios may invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

In addition to the instruments described below, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and related risks by reading Appendix A to this Prospectus and the Statement of Additional Information. For information on a Portfolio's recent techniques and holdings, please see the current annual/semi-annual report.

                           1999 Money Market Prospectus (Service Shares), Page 5

Government Select Portfolio

Investment Objective

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.


Principal Investment Strategies

The Portfolio seeks its objective by investing in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Under normal market conditions, the Portfolio will seek to acquire only those U.S. Government securities the interest upon which is generally exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. Government agencies and instrumentalities, such as the Federal Home Loan Bank and the Federal Farm Credit Banks Funding Corp.

When appropriate exempt securities are unavailable, the Portfolio may also invest in non-exempt U.S. Government securities and cash equivalents and hold uninvested cash.

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.

                           1999 Money Market Prospectus (Service Shares), Page 6

Government Portfolio


Investment Objective

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.


Principal Investment Strategies

The Government Portfolio seeks its objective by investing exclusively in marketable securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements backed by such securities. The Portfolio may also hold custodial receipts representing interests in U.S. Government securities.

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.

                           1999 Money Market Prospectus (Service Shares), Page 7

Diversified Assets Portfolio

Investment Objective

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

Principal Investment Strategies

The Diversified Assets Portfolio seeks its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets, including:

     . U.S. dollar-denominated obligations of U.S. banks with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

     . U.S. dollar-denominated obligations of foreign commercial banks where such banks have total assets in excess of $5 billion;

     . High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

     . Corporate bonds, notes, paper and other instruments that are of high quality;

     .  Asset-backed securities;

     . Securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and custodial receipts with respect thereto;

     . U.S. dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

     .  Repurchase agreements relating to the above instruments; and

     .  Securities issued or guaranteed by state or local governmental bodies.

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.


                           1999 Money Market Prospectus (Service Shares), Page 8

Tax-Exempt Portfolio

Investment Objective

The Portfolio seeks to provide its shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from Federal income tax by investing primarily in municipal instruments.


Principal Investment Strategies

The Portfolio seeks to achieve its objective by investing primarily in high-quality short-term instruments, the interest on which is exempt from Federal income tax ("municipal instruments"). These may include:

     .  Fixed and variable rate notes and similar debt instruments;

     .  Tax-exempt commercial paper;

     .  Rated and unrated municipal bonds, notes, paper or other instruments;
        and

     . Municipal bonds and notes which are guaranteed as to principal and interest or backed by the U.S. Government or its agencies or instrumentalities.

Under normal market conditions, at least 80% of the Portfolio's annual gross income will be derived from municipal instruments. Interest earned by the Portfolio on "private activity bonds" (if any) that is treated as an item of tax preference under the Federal alternative minimum tax ("AMT obligations") will not be deemed to have been derived from municipal instruments for the purposes of determining whether the Portfolio meets this policy. During extraordinary circumstances, however, the Portfolio may take a temporary defensive posture and hold uninvested cash or invest in AMT obligations and taxable short-term securities without limitation. Taxable investments will consist exclusively of those instruments that may be purchased by the Diversified Assets Portfolio.

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.

                           1999 Money Market Prospectus (Service Shares), Page 9

Principal Investment Risks
--------------------------

All investments carry some degree of risk which will affect the value of a Portfolio's investments, investment performance, yield and the price of its shares. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios. The following summarizes the principal risks that may affect the Portfolios.


Risks that apply to ALL Portfolios:

 . Money market risk is the risk that a Portfolio will not be able to maintain a net asset value per share of $1.00 at all times.

 . Interest rate risk is the risk that during periods of rising interest rates, a Portfolio's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Portfolio's yield (and the market value of its securities) will tend to be higher.

 . Credit (or default) risk is the risk that an issuer of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations, or the risk that changes in credit quality of a bank or other financial institution could cause a Portfolio's investments in securities backed by letters of credit or other credit enhancements issued by such bank or institution to decline in value.

 . Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.

 . Liquidity risk is the risk that a Portfolio will not be able to pay redemption proceeds on the same Business Day that shares are redeemed, because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

 . Year 2000 risk is the risk that a Portfolio's operations or value will be adversely affected by the "Year 2000 Problem."


Risk that applies primarily to the Government Select and Government Portfolios:

 . Government securities risk is the risk that the U.S. Government will not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risk that applies to the Diversified Assets Portfolio:

 . Foreign securities risk is the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.

Risks that apply to the Tax-Exempt Portfolio:

 . Concentration risk is the risk that the Portfolio may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in the municipal instruments of issuers in the same state, in municipal instruments the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

 . Tax risk is the risk that future legislative or administrative changes or court decisions may materially affect the ability of the Portfolio to pay tax-exempt dividends.

                          1999 Money Market Prospectus (Service Shares), Page 10

More information about the risks of investing in the Portfolios is provided in Appendix A to this Prospectus. You should carefully consider the risks discussed in this section and Appendix A before investing in a Portfolio.

Portfolio Performance
---------------------

Service Shares of the Portfolios have less than one calendar year's performance. For this reason, the performance information shown below is for another class of shares (Shares) that is not offered in this Prospectus because both Service Shares and Shares will be invested in the same portfolio of securities. In reviewing this performance information, however, you should be aware that Service Shares have a .33% (annualized) Service Fee and a .02% (annualized) transfer agency fee, while Shares have neither of these fees. If the expenses of the Service Shares were reflected, performance would be substantially lower.

The bar charts and tables (annualized) below are provided to indicate the risks of investing in a Portfolio by showing changes in the performance of a Portfolio's Shares from year to year. The bar chart and table assume reinvestment of dividends and distributions. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects certain expense limitations that were in effect during the periods presented. If expense limitations were not in place, a Portfolio's performance would have been reduced.

                          1999 Money Market Prospectus (Service Shares), Page 11

Government Select Portfolio
---------------------------

                                  [Bar Chart]

                      Calendar Year Total Return (Shares)
                      -----------------------------------

                                1991:    5.95%
                                1992:    3.68%
                                1993:    3.04%
                                1994:    4.09%
                                1995:    5.82%
                                1996:    5.29%
                                1997:    5.44%
                                1998:    5.40%

Best Quarter:           Q2 `95          +1.47%
Worst Quarter:          Q2 `93          +0.74%

Average Annual Total Return  (Shares) (for the periods ending December 31, 1998)
---------------------------


                                                            1 Year          5 Year          Since Inception
                                                            ------          ------          ---------------
                       Shares (Inception                    5.40%           5.21%                4.86%
                       11/7/90)

The 7-day yield for Shares of  the Portfolio as of December 31, 1998:  4.86%.





                          1999 Money Market Prospectus (Service Shares), Page 12

Government Portfolio
--------------------


                                  [Bar Chart]

                      Calendar Year Total Return (Shares)
                      -----------------------------------

                                1988:    7.09%
                                1989:    9.00%
                                1990:    8.13%
                                1991:    6.10%
                                1992:    3.84%
                                1993:    2.94%
                                1994:    3.93%
                                1995:    5.65%
                                1996:    5.17%
                                1997:    5.34%
                                1998:    5.30%

Best Quarter:           Q2 `89          +2.32%
Worst Quarter:          Q4 `93          +0.72%

Average Annual Total Return (Shares) (for the periods ending December 31, 1998)
---------------------------


                                                    1 Year          5 Year          10 year          Since Inception
                                                    ------          ------          -------          ---------------
               Shares (Inception                    5.30%           5.08%           5.53%                 5.83%
                  10/29/85)

The 7-day yield for Shares of  the Portfolio as of December 31, 1998:  4.81%.







                          1999 Money Market Prospectus (Service Shares), Page 13

Diversified Assets Portfolio
----------------------------


                                  [Bar Chart]

                      Calendar Year Total Return (Shares)
                      -----------------------------------

                                1988:    7.53%
                                1989:    9.35%
                                1990:    8.27%
                                1991:    6.14%
                                1992:    3.71%
                                1993:    3.02%
                                1994:    4.05%
                                1995:    5.79%
                                1996:    5.28%
                                1997:    5.45%
                                1998:    5.40%

Best Quarter:           Q4 `89          +2.12%
Worst Quarter:          Q2 `93          +0.74%


Average Annual Total Return  (Shares) (for the periods ending December 31, 1998)
---------------------------


                                                    1 Year          5 Year          10 Year          Since Inception
                                                    ------          ------          -------          ---------------
               Shares (Inception                    5.40%           5.19%            5.63%                6.12%
                7/27/82)


The 7-day yield for Shares of the Portfolio as of December 31, 1998: 5.00%. You may call 1-800-637-1380 to obtain the Portfolio's current 7-day yield for Service Shares of the Portfolio.








                          1999 Money Market Prospectus (Service Shares), Page 14

Tax-Exempt Portfolio
--------------------


                                  [Bar Chart]

                      Calendar Year Total Return (Shares)
                      -----------------------------------

                                1988:    5.09%
                                1989:    6.23%
                                1990:    5.86%
                                1991:    4.54%
                                1992:    2.91%
                                1993:    2.27%
                                1994:    2.61%
                                1995:    3.73%
                                1996:    3.33%
                                1997:    3.45%
                                1998:    3.29%

Best Quarter:           Q2 `89          +1.64%
Worst Quarter:          Q1 `94          +0.52%

Average Annual Total Return (Shares) (for the periods ending December 31, 1998)
---------------------------


                                     1 Year          5 Year          10 Year          Since Inception
                                     ------          ------          -------          ---------------
Shares (Inception                    3.29%           3.28%            3.81%                4.08%
    8/12/83)

The 7-day yield for Shares of  the Portfolio as of December 31, 1998:  3.37%.







                          1999 Money Market Prospectus (Service Shares), Page 15

Portfolio Fees and Expenses
---------------------------

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Portfolios. Please note that it does not reflect any charges which may be imposed by The Northern Trust Company, its affiliates, correspondent banks and other institutions on their Customers (as defined below). (For more information, please see "Account Policies and Other Information" below.)

                                                                    Government Select   Government  Diversified Assets  Tax-Exempt
                                                                    -----------------   ----------  ------------------  ----------

Shareholder Fees (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases........................        None            None             None           None
  Deferred Sales Charge (Load)....................................        None            None             None           None
  Sales Charge (Load) Imposed on Reinvested
    Distributions.................................................        None            None             None           None
  Redemption Fees.................................................        None            None             None           None
  Exchange Fees...................................................        None            None             None           None

Annual Portfolio Operating Expenses (expenses that are deducted
   From Portfolio assets)/1/
  Management Fees/2/..............................................        0.25%           0.25%            0.25%          0.25%
  Distribution (12b-1) Fees.......................................        None            None             None           None
  Other Operating Expenses........................................

   Servicing Agent Fees...........................................              .25%            .25%             .25%           .25%
   Transfer Agency Fees...........................................              .01%            .01%             .01%           .01%
   Other Expenses/3/..............................................              .22%            .23%             .21%           .22%
                                                                                ---             ---              ---            ---
Total Other Operating Expenses....................................         .48%            .49%             .47%           .48%
                                                                           ---             ---              ---            ---
  Total Annual Portfolio Operating Expenses/4/....................         .73%            .74%             .72%           .73%
                                                                           ===             ===              ===            ===

                          1999 Money Market Prospectus (Service Shares), Page 16

________________________________

1 The Portfolio's annual operating expenses are based on fees and estimated expenses for the fiscal year.

2 The Northern Trust Company voluntarily waived a portion of its management fees for the Government Select Portfolio. As a result of the fee waiver, actual management fees paid by the Government Select Portfolio were .10% of the Portfolio's average daily net assets.

3 "Other Expenses" include (1) administration fees and all other ordinary operating expenses of the Portfolios not listed above and (2) the payment of a fee to Northern, Goldman Sachs & Co. ("Goldman Sachs") or other institutions under a Service Plan (described below) equal to .08% of the average daily net asset value of the Service Shares. Goldman Sachs is entitled to an administration fee from each Portfolio at an annual rate of 0.10% of each Portfolio's average daily net assets. Beginning April 1, 1998, Goldman Sachs reimbursed expenses (including fees payable to Goldman Sachs as administrator, but excluding management fees, transfer agency fees, payments under the Service Plan for Service Shares and Premier Shares and extraordinary expenses) which exceeded on an annualized basis .10% of each Portfolio's average daily net assets. As a result of the expense reimbursement, estimated "Other Expenses" paid by the Diversified Assets Portfolio was .18% of the Portfolio's average daily net assets. As a result of the expense reimbursement, estimated "Other Expenses" paid by the Government Select, Government and Tax-Exempt Portfolios would have been .18% of each Portfolio's average daily net assets.

4 As a result of the fee waivers and expense reimbursements, estimated total annual operating expenses for the Portfolios were as set forth below. Fee waivers and expense reimbursements may be terminated at any time at the option of Northern or Goldman Sachs. If this occurs, "Other Operating Expenses" may increase without shareholder approval.

                                                 Total Annual Operating Expenses
                                                 -------------------------------


      Government Select Portfolio..............               .54%
      Government Portfolio.....................               .69%
      Diversified Assets Portfolio.............               .69%
      Tax-Exempt Portfolio.....................               .69%


                          1999 Money Market Prospectus (Service Shares), Page 17

Example

The following Example is intended to help you compare the cost of investing in Service Shares of a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                           1 Year        3 Years
                                                           ------        -------
Government Select Portfolio
  Service Shares..................................          $75           $233

Government Portfolio
  Service Shares..................................          $76           $237

Diversified Assets Portfolio
  Service Shares..................................          $74           $230

Tax-Exempt Portfolio
  Service Shares..................................          $75           $233

                          1999 Money Market Prospectus (Service Shares), Page 18

                          MANAGEMENT OF THE PORTFOLIOS
                          ----------------------------

Investment Adviser
------------------

The Northern Trust Company ("Northern" or the "Investment Adviser"), an Illinois state-chartered bank and member of the Federal Reserve System, serves as investment adviser for the Portfolios. The Investment Adviser is located at 50 LaSalle Street, Chicago, Illinois 60675 and is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. As of December 31, 1998, Northern Trust Corporation and its subsidiaries had approximately $27.9 billion in assets, $18.2 billion in deposits and employed over 8,150 persons.

Northern and its affiliates administrated in various capacities (including as master trustee, investment manager or custodian) approximately $1.26 trillion of assets as of December 31, 1998, including approximately $236 billion of assets for which Northern and its affiliates had investment management responsibility.

Advisory Agreement and Fees
---------------------------

Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities. As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Portfolios, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios as a percentage of net assets for the fiscal year ended November 30, 1998.

                                                                                   Advisory Fee Paid
                                                                                   -----------------
                                                                                    For Fiscal Year
                                                                                    ---------------
                                                         Contractual Rate           Ended 11/30/98
                                                         ----------------           --------------
Government Select Portfolio........................            .25%                      .10%
Government Portfolio...............................            .25%                      .25%
Diversified Assets Portfolio.......................            .25%                      .25%
Tax-Exempt Portfolio...............................            .25%                      .25%

The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the advisory fees to which it would have been entitled. The Investment Adviser may discontinue or modify its voluntary limitations in the future at its discretion.

Portfolio Management
--------------------

The Investment Adviser employs a team approach to the investment management of the Portfolios, relying upon investment professionals under the leadership of James M. Snyder, Chief Investment Officer and Executive Vice President of Northern.

Other Portfolio Services
------------------------

Northern also serves as transfer agent ("Transfer Agent") and custodian for each Portfolio. As Transfer Agent, Northern performs various administrative servicing functions, and any shareholder inquiries should be directed to it. Goldman Sachs serves as the Portfolios' administrator and distributor. In addition, Northern and its affiliates, banks, trust companies and other institutions and organizations may enter into agreements for the provision of administrative support services for Service Share investors. Northern, Goldman Sachs and other institutions may provide consulting, technology and systems support services and receive fees relating to cash management or sweep account services under a Service Plan described under "Account Policies and Other Information--Servicing Agents" below. Goldman Sachs does not receive any compensation from the Trust for its distribution services.

                         1999 Money Market Prospectus (Shares) 10/23/98, Page 19

Pursuant to an SEC order, the Portfolios may engage in portfolio securities transactions with Goldman Sachs in the ordinary course of business.


                               ABOUT YOUR ACCOUNT
                               ------------------

Purchasing Service Shares
--------------------------

Investors

Institutional investors, which are acting on behalf of their customers, clients, employees, or participants and others ("Customers") and have agreed to provide (or arrange for the provision of) administrative support services to Customers under a servicing agreement with the Trust ("Servicing Agreement"), may invest in Service Shares of the Portfolios through their institutional accounts at Northern or an affiliate. They may also establish accounts directly with the Trust. There is no sales charge imposed on investments. Institutional investors ("Institutions") include:

     .  Northern and its affiliates
     . Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million
     .  Other institutions and organizations

Share Classes

Each Portfolio offers three classes of shares: Service Shares, Shares and Premier Shares. Shares and Premier Shares are described in separate prospectuses.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except amounts payable under the Service Plan that has been adopted for the Portfolios' Service Shares and Premier Shares and transfer agency fees. Because of these class-specific expenses, the performance of the Service Shares of a Portfolio described in this Prospectus is expected to be lower than the performance of the Shares of the same Portfolio and higher than the performance of the same Portfolio's Premier Shares.

Opening an Account

You can purchase Service Shares of the Portfolios through your institutional account at Northern (or an affiliate) or you may open an account directly with the Trust.

Through an Institutional Account. If you are opening an institutional account at Northern, a Northern representative can assist you with all phases of your investment. The Trust does not require a minimum initial investment for Institutions that invest through their accounts at Northern. To purchase Service Shares through your account, contact your Northern representative for further information.

Directly from the Trust. An Institution may open a shareholder account and purchase Service Shares directly from the Trust with an aggregate minimum initial investment of at least $5 million in one or more Portfolios. There is no minimum for subsequent investments.

                         1999 Money Market Prospectus (Shares) 10/23/98, Page 20

  By Mail.
     .  Read this Prospectus carefully.
     .  Complete and sign the new account application.
     . Include a certified corporate resolution (or other acceptable evidence of authority).
     . Enclose a check or Federal Reserve draft payable to the specific Portfolio. If investing in more than one Portfolio, please include a separate check for each.
     .  Mail your check, corporate resolution and completed application to:
          Northern Institutional Funds, c/o The Northern Trust Company
          P.O. Box 75943
          Chicago, Illinois 60675-5943

     All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

  By Telephone.
     .  Read this Prospectus carefully.
     .  Call the Transfer Agent at 1-800-637-1380.
     .  To open a new account please provide:
          .  The name of the Portfolio in which you'd like to invest
          . The number of Service Shares or dollar amount to be invested . The method of payment
     .  To add to an existing account, please provide:
          .  The Institution's name
          .  Your Account Number


  By Wire or ACH Transfer.
     .  To open a new account:
     .  Call the Transfer Agent at 1-800-637-1380 for instructions
     .  To add to an existing account:
     .  Have your bank wire Federal funds or effect an ACH Transfer to:

                  The Northern Trust Company
                  Chicago, Illinois
                  ABA Routing No. 0710-00152
                  (Reference 10 Digit Portfolio Account Number)
                  (Reference Shareholder's Name)

For more information about the purchase of Service Shares, call the Transfer Agent at 1-800-637-1380.

Selling Service Shares
-----------------------

Through an Institutional Account. Institutions may sell (redeem) Service Shares through their institutional account by contacting their Northern account representative.

Directly through the Trust. Institutions that purchase Service Shares directly from the Trust may redeem their Service Shares through the Transfer Agent in one of the following ways:

                         1999 Money Market Prospectus (Shares) 10/23/98, Page 21

  By Mail.
     .  Send a written request to:
             Northern Institutional Funds
             c/o The Northern Trust Company
             P.O. Box 75943
             Chicago, Illinois 60675-5943.
     .  The letter of instruction must include:
          .  The signature of a duly authorized person
          .  Your account number
          .  The name of the Portfolio
          .  The number of Service Shares or the dollar amount to be redeemed.

  By Telephone.
     .  Call the Transfer Agent at 1-800-637-1380 for instructions.
     . During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Service Shares By Mail."

  By Wire.
     .  Call the Transfer Agent at 1-800-637-1380 for instructions.
     .  You must first have authorization for expedited wire redemption.
     .  The minimum amount that may be redeemed by this method is $10,000.

Account Policies and Other Information
--------------------------------------

Automatic Investment Arrangements. Institutions may purchase Service Shares through their institutional accounts at Northern either by directing automatic investment of cash balances in excess of certain agreed upon amounts or by directing investments from time to time on a non-automatic basis. Northern will place a purchase order generated under an automatic investment direction either on the Business Day that funds are available in the account or on the next Business Day, depending upon the terms of the automatic investment arrangement. Similarly, Northern will place a redemption order generated under an automatic investment direction either on the Business Day Northern calculates the redemption amount needed to bring the account balance up to the agreed upon amount or on the next Business Day, depending upon the terms of the automatic investment arrangement. If a redemption order is placed on the next Business Day, Northern will normally provide funds by provisionally crediting the Institution's account on the day the calculation is made. Institutions should contact Northern for more information about their automatic investment arrangements.

Purchase and Redemption Minimums. There is no purchase minimum for Institutions purchasing Service Shares through their institutional account at Northern. For Institutions opening an account directly with the Trust, there is a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

Calculating Share Price. The Trust issues Service Shares and redeems Service Shares at net asset value ("NAV"). The NAV for each share class of a Portfolio is calculated by dividing the value of net assets attributed to that class by the number of outstanding shares of the class. The NAV for each Portfolio and class is calculated as of 3:00 p.m., Chicago time, each Business Day. The NAV used in determining the price of your Service Shares is the one calculated after your purchase, exchange or redemption order is received or accepted as described below.

Each Portfolio seeks to maintain an NAV of $1.00 per share by valuing the obligations held by it at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value.

                         1999 Money Market Prospectus (Shares) 10/23/98, Page 22

Timing of Purchase Requests. Requests accepted by the Transfer Agent or other authorized intermediary by 1:00 p.m., Chicago time, on any Business Day will be executed the same day, provided that either:

     . The Transfer Agent receives the purchase price in Federal or other immediately available funds prior to 1:00 p.m., Chicago time, the same Business Day;
     . The order is accepted by an authorized intermediary and payment is to be made by the close of the same Business Day in Federal or other immediately available funds according to procedures authorized by the Trust; or
     . Payment in Federal or other immediately available funds is received by the close of the same Business Day in an institutional account maintained with Northern or an affiliate.

Orders received by the Transfer Agent or other authorized intermediary on a non-Business Day or after 1:00 p.m. on a Business Day will be executed on the next Business Day, provided that payment is made as noted above. We consider requests to be in "good order" when all required documents are properly completed, signed and received, including a certified corporate resolution or other acceptable evidence of authority. If an Institution pays for Service Shares by check, Federal funds generally will become available within two Business Days after a purchase order is received.

If payment is not received as described above from an authorized intermediary on the same Business Day of acceptance of an order by the authorized intermediary, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" below.

Tax Identification Number. Federal regulations require you to provide to the Transfer Agent a taxpayer identification number when you open an account. Purchase orders without such a number or an indication that a number has been applied for will not be accepted. If you have applied for a number, you must provide it to the Transfer Agent within 60 days of the date of the order.

In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for Service Shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Portfolio. See the Statement of Additional Information for further information about the terms of these purchases and redemptions.

Miscellaneous Purchase Information.

 .  Institutions are responsible for transmitting purchase orders to the Transfer
   Agent and delivering required funds on a timely basis.
 . Institutions are responsible for all losses and expenses of a Portfolio in the event of any failure to make payment according to the procedures outlined in this Prospectus. Northern may redeem shares from any account it maintains to protect the Portfolios and Northern against loss. In addition, a $20 charge will be imposed if a check does not clear.
 .  Service Shares of a Portfolio are entitled to the dividends declared by the
   Portfolio beginning on the Business Day the purchase order is executed.
 . The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

Timing of Redemption and Exchange Requests. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary by 1:00 p.m., Chicago time, on a Business Day will be executed on the same day.
The redemption or exchange will be effected at the NAV next determined after your exchange or redemption order is received and accepted. Redemption proceeds will normally be sent or credited on the same Business Day.

                         1999 Money Market Prospectus (Shares) 10/23/98, Page 23

Orders received in good order on a non-Business Day or after 1:00 p.m., Chicago time, on a Business Day will be executed the next Business Day. Redemption proceeds will normally be sent or credited on the date the order is executed.

In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" below.

Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed new account application, including a corporate resolution or other acceptable evidence of authority.

 . The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

 . If you are redeeming recently purchased Service Shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 15 days.

 . Institutions are responsible for transmitting redemption orders to the Transfer Agent and crediting their Customers' accounts with redemption proceeds on a timely basis.

 . Redemption requests by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

 . Dividends on Service Shares are earned through and including the day prior to the day on which they are redeemed.

 . The Trust reserves the right to redeem Service Shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders.

 . The Trust may require any information reasonably necessary to ensure that a redemption request has been duly authorized.

 . The Trust reserves the right to change or discontinue any of its redemption procedures.

Exchange Privileges. Institutions and their Customers (to the extent permitted by their account agreements) may exchange Service Shares of a Portfolio for Service Shares of another Portfolio. The registration of both accounts involved must be identical. A $1,000 minimum investment applies. An exchange is a redemption of shares you own and the purchase of shares you are acquiring. It is considered a taxable event and may result in a gain or loss.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the prospectus for the shares you are acquiring.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

                         1999 Money Market Prospectus (Shares) 10/23/98, Page 24

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.

Advance Notification of Large Transactions. The Trust requests that an Institution give advance notice to the Transfer Agent by 11:00 a.m., Chicago time, if it intends to place a purchase or redemption order of $5 million or more on a Business Day.

Making Changes to Your Account Information. You may make changes to wiring instructions, address of record, or other account information only in writing. These instructions must be accompanied by a certified corporate resolution, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

Business Day. A "Business Day" is each Monday through Friday when Northern is open for business. A "Business Day" does not include a holiday observed by Northern. In 1999 these holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas Day.

Early Closings. The Portfolios reserve the right to cease, or to advance the time for, accepting purchase, redemption or exchange orders for same Business Day credit when Northern or the New York Stock Exchange closes early as a result of unusual weather or other conditions. They also reserve this right when The Bond Market Association recommends that securities markets close or close early.

Authorized Intermediaries. The Trust may authorize certain financial intermediaries (including banks, trust companies, brokers and investment advisers), which provide recordkeeping, reporting and processing services, to accept purchase, redemption and exchange orders from their Customers on behalf of the Trust. They may also designate other intermediaries to accept such orders, if approved by the Trust. Authorized intermediaries are responsible for transmitting orders and delivering funds on a timely basis. A Portfolio will be deemed to have received an order when the order is accepted in proper form by the authorized intermediary on a Business Day, and the order will be priced at the Portfolio's per share NAV next determined.

Servicing Agents.   Institutions  perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of Service Shares through Servicing Agreements with the Trust ("Servicing Agents"). These Servicing Agreements are permitted under the Trust's Service Plan ("Service Plan"). These services may include:

     .  establishing and maintaining individual accounts and records;

     .  processing purchase, redemption and exchange orders;

     . placing net purchase and redemption orders with Northern acting as the Trust's Transfer Agent; and

     . providing cash management or sweep accounts and similar programs and services.

Servicing Agents will receive fees from the Portfolios for these services at an annual rate of up to .25% of the average daily net asset value of the Service Shares beneficially owned by their Customers. The Service Plan also provides for the payment of fees to Northern, Goldman Sachs or other Institutions at an annual rate of up to .08% of the average daily net asset value of Service Shares serviced by Institutions for ongoing consulting, technology and systems support services relating to cash management or sweep account services. All fees payable under the Service Plan are borne solely by Service Shares and not by the Portfolios' other share classes.

                         1999 Money Market Prospectus (Shares) 10/23/98, Page 25

Northern may provide additional compensation to certain dealers and other financial intermediaries who provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of Service Shares of a Portfolio. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by Northern as Investment Adviser (after adjustments). This compensation will be paid by Northern or its affiliates and will not represent an additional expense to the Trust or its shareholders.

You should read your account agreement with your Institution carefully. Your Institution's requirements may differ from those listed in this Prospectus. An Institution may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If you have agreed to maintain a minimum balance with your Institution and the balance falls below this minimum, the you may be required to redeem all or a part of your investment in a Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation from the Trust by an Institution in connection with the investment of fiduciary funds in Service Shares of a Portfolio. Banks and other institutions regulated by the Office of Comptroller of the Currency, Board of Governors of the Federal Reserve System and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into Servicing Agreements.

State securities laws regarding the registration of dealers may differ from Federal law. As a result, Institutions investing in the Portfolios on behalf of their Customers may be required to register as dealers.


Distributions and Taxes
-----------------------

Distributions

Dividends from net income are declared daily and paid monthly by each Portfolio to its shareholders. Net income includes the interest accrued on a Portfolio's assets less estimated expenses. Each Portfolio's net realized short-term capital gains, if any, are distributed at least annually. The Portfolios do not expect to realize net long-term capital gains.

Dividends are paid as soon as practicable following the end of each month, except in the case of a total redemption of Service Shares in an account that is not subject to a standing order for the purchase of additional Service Shares. In that event, dividends will be paid promptly along with the redemption proceeds.

All distributions are paid by each Portfolio in cash or are automatically reinvested (without any sales charge) in additional Service Shares of the same Portfolio. You may make arrangements to credit these distributions to your account with Northern, its affiliates or its correspondent banks.

There are no fees or sales charges on reinvestments.


Taxes

Each Portfolio intends to qualify as a regulated investment company for Federal tax purposes, and to distribute substantially all of its net income to shareholders each year. Except for exempt-interest dividends paid by the Tax-Exempt Portfolio, dividends and other distributions will be taxable as ordinary income, unless you have a tax-

                         1999 Money Market Prospectus (Shares) 10/23/98, Page 26
advantaged account. This is true whether dividends and distributions are received in cash or reinvested in Portfolio Service Shares.

There are certain tax requirements that the Portfolios must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Portfolios may have to limit their investment activity in some types of instruments.

The Tax-Exempt Portfolio intends to pay substantially all of its dividends as "exempt-interest dividends." Exempt-interest dividends must, however, be reported on your Federal income tax return. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that exempt-interest dividends will be taken into account in determining the taxability of their benefit payments.

In certain instances, dividends paid by the Tax-Exempt Portfolio, while exempt from regular Federal income tax, may be subject to the alternative minimum tax. In addition, the Portfolio may invest a portion of its assets in securities that generate income that is not exempt from Federal tax. Any dividends paid by the Tax-Exempt Portfolio that are derived from taxable interest or from capital gains will be subject to Federal income tax.

The Tax-Exempt Portfolio will determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which are fully taxable. It will apply these percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

Other Tax Information

Dividends and distributions from each Portfolio will generally be reportable by you in the tax year in which they are paid with one exception. Dividends and distributions declared by a Portfolio in October, November or December and paid in January are taxed as though they were paid by December 31.

Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Your investment in the Portfolios could have additional tax consequences. You should consult your tax professional for information regarding all the tax consequences applicable to your investments in the Portfolios. More information is provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

In particular, although the Government Select Portfolio intends to invest primarily in U.S. Government securities the interest on which is generally exempt from state income taxation, you should consult your own tax professional to determine whether this is true in your own situation. Similarly, dividends paid by the Portfolios (including the Tax-Exempt Portfolio) may be taxable under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes.

Year 2000 Issues
----------------

Like every other business dependent upon computerized information processing, Northern Trust Corporation ("Northern Trust") must deal with "Year 2000" issues.

Many computer systems use two digits rather than four to identify the year. Unless adapted, these systems may not be able to correctly distinguish the Year 2000 from the Year 1900. As the Year 2000 approaches, many systems may be unable to accurately process certain date-based information, which could cause a variety of operational problems

                         1999 Money Market Prospectus (Shares) 10/23/98, Page 27
for businesses. This could have a negative effect on the companies in which the Portfolios invest, thus hurting the Portfolios' investment returns.

Northern Trust has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. It has established a dedicated Year 2000 Project Team whose members have significant systems development and maintenance experience. Northern Trust's Year 2000 project includes a comprehensive testing plan. Northern Trust has advised the Trust that it expects work on its critical systems to be substantially complete on or about December 31, 1998, so that testing with outside parties may be conducted during 1999.

Northern Trust also will have a program to monitor and assess the efforts of other parties. However, it cannot control the success of those efforts. Contingency plans are being established to provide Northern Trust with alternatives in case these entities experience significant Year 2000 difficulties that impact Northern Trust.

Furthermore, even if the actions taken by Northern Trust are successful, the Portfolios may nevertheless suffer losses if the issuers of securities held by them experience Year 2000 difficulties. Also, it is possible that the normal operations of the Portfolios will, in any event, be disrupted significantly by the failure of communications and public utility companies, governmental entities, financial processors or others to perform their services as a result of Year 2000 problems.

                         1999 Money Market Prospectus (Shares) 10/23/98, Page 28

                                   APPENDIX A
                                   ----------

      ADDITIONAL INFORMATION ON PORTFOLIO RISKS, SECURITIES AND TECHNIQUES

This Appendix takes a closer look at some of the types of securities in which the Portfolios may invest and their related risks. It also explores the various investment techniques that may be used by the investment management team. The Portfolios may invest in other securities and are subject to further restrictions and risks which are described in the Statement of Additional Information.

Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other financial assets. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution, or other credit enhancements.

     Investment strategy. The Diversified Assets Portfolio and the Tax-Exempt Portfolio may purchase various types of asset-backed securities. The Government Portfolio may only purchase mortgage-backed securities that are guaranteed by the U.S. Government, its agencies or instrumentalities.

     Special risks. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. In the event of default, the Portfolio will have recourse only to the collateral, not to the sponsor, except to the extent that the security is guaranteed. In the event of a default, a Portfolio may suffer a loss if it cannot sell collateral quickly and receive the amount it is owned.

Borrowings and Reverse Repurchase Agreements. The Portfolios may borrow money from banks and the Government Select, Government and Diversified Assets Portfolios may enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of money market securities held by a Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest).

     Investment strategy. Each Portfolio may borrow in amounts not exceeding one-third of its total assets. Each of the Government Select, Government and Diversified Assets Portfolios may enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets. These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

     Special risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the net asset value of the Portfolios'

                         1999 Money Market Prospectus (Shares) 10/23/98, Page 29 outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

Custodial Receipts for Treasury Securities. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.

     Investment strategy. The Government, Diversified Assets and Tax-Exempt Portfolios may purchase custodial receipts. Investments by the Government Portfolio in custodial receipts will not exceed 35% of the value of its total assets.

     Special risks. Like other stripped obligations, custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Derivatives. Each Portfolio may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived from--or based upon--the performance of underlying assets, interest or currency exchange rates, or indices. Derivatives include structured debt obligations such as collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments.

     Investment strategy. A Portfolio will invest in derivatives only if the potential risks and rewards are consistent with the Portfolio's objective, strategies and overall risk profile.

     Special risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

Diversification. Diversifying its holdings can help a Portfolio reduce the risks of investing. In accordance with current SEC regulations, each Portfolio will not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Portfolio may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three Business Days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Statement of Additional Information.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Portfolio may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Portfolio and its shareholders.

Foreign Securities. The Diversified Assets Portfolio may invest in the obligations of foreign governments, or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks and foreign branches of U.S. banks. It may also invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and

                         1999 Money Market Prospectus (Shares) 10/23/98, Page 30

Development (also known as the World Bank)) and international banking institutions and related government agencies.

     Investment strategy. Investments by the Diversified Assets Portfolio in foreign issuer obligations will not exceed 50% of the Portfolio's total assets measured at the time of purchase.

     Special risks. Foreign securities involve special risks and costs. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

     Investment in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, possible seizure or nationalization of foreign holdings or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

     Investment strategy. Each Portfolio may invest up to 10% of its net assets in securities that are illiquid. A domestically traded security which is not registered under the 1933 Act will not be considered illiquid if the Investment Adviser determines that an adequate trading market exists for that security. If otherwise consistent with their investment objectives and policies, the Portfolios may purchase commercial paper issued pursuant to
     Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as Northern determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.

     Special risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in commercial paper available to qualified institutional buyers could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

                         1999 Money Market Prospectus (Shares) 10/23/98, Page 31

Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Portfolio for a set time period.

     Investment strategy. The Diversified Assets Portfolio may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

     Special risks. IFAs are not insured by a government agency--they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, an active secondary market in IFAs does not currently exist. This means that it may be difficult to sell an IFA at an appropriate price.

Investment Companies. In connection with the management of their daily cash positions, the Portfolios may invest in shares of other money market funds which invest in short-term, high quality debt securities and securities issued by other investment companies consistent with their investment objectives and policies.

     Investment strategy. Investments by a Portfolio in other money market funds will be subject to the limitations of the Investment Company Act of 1940. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in an open-end investment company that has the same investment objective, policies and fundamental restrictions as the Portfolio.

     Special risks. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. It would also bear a proportionate share of any fees or expenses paid by that company. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

Municipal and Related Instruments. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds are also payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed.

Municipal instruments also include "moral obligation" bonds, which are supported by a moral commitment but not a legal obligation of a state or municipality, as well as custodial receipts and certificates of participation that represent interests in a pool of municipal instruments held by a trustee.

     Investment strategy. In connection with its investments in municipal instruments, the Tax-Exempt Portfolio may invest more than 25% of its total assets in (a) municipal instruments the interest upon which is paid solely from revenues of similar projects, and (b) industrial development obligations. The Tax-Exempt Portfolio may also invest more than 25% of the value of its total assets in municipal instruments whose issuers are in the same state. However, the Portfolio does not intend to invest more than 25% of the value of its total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

     The Diversified Assets Portfolio may invest up to 5% of its net assets in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable

                         1999 Money Market Prospectus (Shares) 10/23/98, Page 32 investments. Dividends paid by the Diversified Assets Portfolio on such investments will be taxable to shareholders.

     Special risks. Municipal instruments purchased by the Tax-Exempt Portfolio may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. If the credit quality of these banks and financial institutions declines, the Portfolio could suffer a loss to the extent that the Portfolio is relying upon this credit support. Certain risks relating to foreign banks and financial institutions are described above under "Foreign Securities."

Repurchase Agreements. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

     Investment strategy. Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Portfolio acquires the securities.

     Special risks. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio's costs associated with delay and enforcement of the repurchase agreement.
     In addition, in the event of bankruptcy, a Portfolio could suffer losses if a court determines that the Portfolio's interest in the collateral is not enforceable.

Securities Lending. In order to generate additional income, the Portfolios may lend securities on a short-term basis to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

     Investment strategy. Securities lending may represent no more than one-third the value of a Portfolio's total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in U.S. Government securities and other liquid high-grade debt obligations.

     Special risks. The main risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Portfolio could experience delays in recovering its securities and may possibly incur a capital loss. In addition, a Portfolio may incur a loss in investing the cash collateral it receives.

Stripped Obligations. These securities are issued by the U.S. Government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

     Investment strategy. Each of the Portfolios may purchase stripped securities.

     Special risks. Stripped securities are very sensitive to interest rates changes and to the rate of principal prepayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect the Portfolios' total returns.

United States Government Obligations. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

                         1999 Money Market Prospectus (Shares) 10/23/98, Page 33

     Investment strategy. To the extent consistent with its investment objective, each Portfolio may invest in a variety of U.S. Treasury obligations and obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

     Special risks. Not all U.S. Government obligations carry the same guarantees. Some, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate.

     Investment strategy. Each Portfolio may invest in rated and unrated variable and floating rate instruments to the extent consistent with its investment objective. Unrated instruments may be purchased by a Portfolio if they are determined by the Investment Adviser to be of comparable quality to rated instruments eligible for purchase by the Portfolio. The Portfolios may invest in variable amount master demand notes.

     Special risks. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

     Investment strategy. Each Portfolio may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Although the Portfolios would generally purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

     Special risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the securities may decrease in value by the time they are actually issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase before the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

                         1999 Money Market Prospectus (Shares) 10/23/98, Page 34

                                   APPENDIX B
                                   ----------


                         PORTFOLIO FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Diversified Assets Portfolio's Service Shares for the period July 1, 1998 (Service Shares issuance date) to November 30, 1998. Certain information reflects financial results for a single Service Share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in Service Shares of the Diversified Assets Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report is included in the Portfolios' annual report along with the Portfolios' financial statements. The annual report is available upon request and without charge.

Financial Highlights
For the Period Ended November 30,
Diversified Assets Portfolio (Service Shares)



                                                                        1998 (c)
                                                                        --------
Net asset value, beginning
 of year                                                                  $1.00
Income from investment
 operations:
 Net investment income                                                     0.02
Total income from
 investment operations                                                     0.02
Distributions to
 shareholders from:
 Net investment income                                                    (0.02)
Total distributions to
 shareholders                                                             (0.02)
Net asset value, end of year                                              $1.00
Total return (a)                                                           1.76%
Ratio to average net assets
 of: (b)
 Expenses, net of waivers
  and reimbursements                                                       0.69%
 Expenses, before waivers
  and reimbursements                                                       0.72%
 Net investment income,
  net of waivers and
  reimbursements                                                           4.94%
 Net investment income,
  before waivers and
  reimbursements                                                           4.91%
Net assets at end of year
 (in thousands)                                                          $7,060

(a) Assumes investment at net asset value at the beginning of the year reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized.
(b) Ratios are annualized.
(c) For the period July 1, 1998 (Service Shares issue date) through November 30, 1998.

                         1999 Money Market Prospectus (Shares) 10/23/98, Page 35

                         NORTHERN INSTITUTIONAL FUNDS
                                 SERVICE SHARES
                                   PROSPECTUS

For More Information

ANNUAL/SEMIANNUAL REPORT

Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Portfolios and their policies is also available in the Portfolios' Statement of Additional Information ("SAI"). The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolios' annual and semiannual reports and the SAI are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:
By telephone - Call 1-800-637-1380
By mail - Northern Institutional Funds
    P.O. Box 75943
    Chicago, IL  60675
On the Internet - Text-only versions of the Portfolios are available on the SEC's website at http://www.sec.gov

You may review and obtain copies of Trust documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Trust documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. The Trust's investment company registration number is 811-3605.


                                     [LOGO]

                         1999 Money Market Prospectus (Shares) 10/23/98, Page 36

Northern Institutional Funds
Money Market Portfolios
Premier Shares

 .   Government Select Portfolio
 .   Government Portfolio
 .   Diversified Assets Portfolio
 .   Tax-Exempt Portfolio

Prospectus dated April 1, 1999




An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. It is a criminal offense to represent otherwise.

                            1999 Money Market Prospectus (Premier Shares) Page 1

Contents

                                                                                                                Page
-----------------------------------------------------------------------------------------------------------------------
About the Portfolios                                  Portfolios At A Glance                                       1
Information about the objectives, principal           .  Government Select Portfolio
strategies and risk characteristics of each           .  Government Portfolio
Portfolio                                             .  Diversified Assets Portfolio
                                                      .  Tax-Exempt Portfolio

                                                      Principal Investment Risks

                                                      Portfolio Performance
                                                      .  Government Select Portfolio
                                                      .  Government Portfolio
                                                      .  Diversified Assets Portfolio
                                                      .  Tax-Exempt Portfolio

                                                      Portfolio Fees and Expenses

Management of the Portfolios                          Investment Adviser
Details that apply to the Portfolios as a group       Advisory Agreements and Fees
                                                      Portfolio Management
                                                      Other Portfolio Services


About Your Account                                    Purchasing Premier Shares
How to open, maintain and close an account            .  Investors
                                                      .  Share Classes
                                                      .  Opening of An Account

                                                      Selling Premier Shares
                                                      Account Policies and Other Information
                                                      .  Automatic Investment Arrangements
                                                      .  Registered Owners
                                                      .  Purchase and Redemption Minimums
                                                      .  Calculating Share Price
                                                      .  Timing of Purchase Requests
                                                      .  Tax Identification Number
                                                      .  In-Kind Purchases and Redemptions
                                                      .  Miscellaneous Purchase Information
                                                      .  Timing of Redemption and Exchange Requests
                                                      .  Miscellaneous Redemption Information
                                                      .  Exchange Privileges
                                                      .  Telephone Transactions
                                                      .  Advance Notification of Large Transactions
                                                      .  Making Changes to Your Account Information
                                                      .  Business Day
                                                      .  Early Closings
                                                      .  Authorized Intermediaries
-----------------------------------------------------------------------------------------------------------------------

                           1999 Money Market Prospectus (Premier Shares)  Page 2

--------------------------------------------------------------------------------
                                     . Information About Institutions

                                     Distributions and Taxes
                                     .  Distributions
                                     .  Taxes
                                     .  Other Tax Information

                                     Year 2000 Issues

Appendices                           A - Additional Information on Portfolio
                                         Risks, Securities and Techniques

                                     B - Portfolio Financial Highlights

For More Information                 Semi-Annual/Annual Reports
                                     Statement of Additional Information
--------------------------------------------------------------------------------






                           1999 Money Market Prospectus (Premier Shares)  Page 3

                             ABOUT THE PORTFOLIOS
                             --------------------

Portfolios At A Glance
----------------------

Northern Institutional Funds (the "Trust") offers four money market portfolios (each a "Portfolio") to institutional investors. Each Portfolio is authorized to offer three classes of shares: Premier Shares, Service Shares and Shares. Service Shares and Shares are described in separate prospectuses.

The descriptions on the following pages may help you choose the Portfolio that best fits your investment needs. Keep in mind, however, that no Portfolio can guarantee it will meet its investment objective and no Portfolio should be relied upon as a complete investment program. The Trust's six fixed income, one balanced and six equity portfolios are described in a separate prospectus.


------------------------------------------------------------------------------------------------------------------------------------
  Portfolio                              Principal Goals                     Principal Investments          Principal Risks
------------------------------------------------------------------------------------------------------------------------------------
 Government Select Portfolio             Maximize current income             Short-term U.S.                Interest rate and
                                         consistent with capital             Government obligations         government
                                         preservation and liquidity          that are generally exempt      securities risk
                                                                             from state income taxes

 Government Portfolio                    Maximize current income             Short-term U.S.                Interest rate, credit
                                         consistent with capital             Government obligations         and government
                                         preservation and liquidity          and related repurchase         securities risk
                                                                             agreements

 Diversified Assets Portfolio            Maximize current income             Money market                   Interest rate, credit
                                         consistent with capital             obligations of both U.S.       and foreign
                                         preservation and liquidity          and foreign issuers            securities risk

 Tax-Exempt Portfolio                    Provide high current income         Short-term municipal           Interest rate and
                                         exempt from Federal                 instruments the interest       credit risk
                                         income tax consistent with          on which is exempt from
                                         capital preservation                Federal income tax
------------------------------------------------------------------------------------------------------------------------------------



                           1999 Money Market Prospectus (Premier Shares)  Page 4

The Portfolios seek to maintain a stable net asset value of $1.00 per share. Consistent with this policy, each of the Portfolios:

     . Limits its dollar-weighted average portfolio maturity to 90 days or less;

     . Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

     . Invests only in U.S. dollar-denominated securities that represent minimal credit risks.

In addition, each Portfolio limits its investments to "Eligible Securities" as defined by the Securities and Exchange Commission ("SEC"). Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories or (b) are issued or guaranteed by, or otherwise allow a Portfolio to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if determined to be of comparable quality by The Northern Trust Company. Securities that are in the highest short-term rating category (and comparable unrated securities) are called "First Tier Securities." Under normal circumstances, the Government Select, Government and Diversified Assets Portfolios intend to limit purchases of securities to First Tier Securities. Securities in which the Portfolios may invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

In addition to the instruments described below, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and related risks by reading Appendix A to this Prospectus and the Statement of Additional Information. For information on a Portfolio's recent techniques and holdings, please see the current annual/semi-annual report.




                           1999 Money Market Prospectus (Premier Shares)  Page 5

Government Select Portfolio

Investment Objective

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.


Principal Investment Strategies

The Portfolio seeks its objective by investing in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Under normal market conditions, the Portfolio will seek to acquire only those U.S. Government securities the interest upon which is generally exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. Government agencies and instrumentalities, such as the Federal Home Loan Bank and the Federal Farm Credit Banks Funding Corp.

When appropriate exempt securities are unavailable, the Portfolio may also invest in non-exempt U.S. Government securities and cash equivalents and hold uninvested cash.

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.




                           1999 Money Market Prospectus (Premier Shares)  Page 6

Government Portfolio


Investment Objective

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.


Principal Investment Strategies

The Government Portfolio seeks its objective by investing exclusively in marketable securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements backed by such securities. The Portfolio may also hold custodial receipts representing interests in U.S. Government securities.

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.




                           1999 Money Market Prospectus (Premier Shares)  Page 7

Diversified Assets Portfolio

Investment Objective

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

Principal Investment Strategies

The Diversified Assets Portfolio seeks its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets, including:

     . U.S. dollar-denominated obligations of U.S. banks with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

     . U.S. dollar-denominated obligations of foreign commercial banks where such banks have total assets in excess of $5 billion;

     . High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

     . Corporate bonds, notes, paper and other instruments that are of high quality;

     .   Asset-backed securities;

     . Securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and custodial receipts with respect thereto;

     . U.S. dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

     .   Repurchase agreements relating to the above instruments; and

     .   Securities issued or guaranteed by state or local governmental bodies.

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.





                           1999 Money Market Prospectus (Premier Shares)  Page 8

Tax-Exempt Portfolio

Investment Objective

The Portfolio seeks to provide its shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from Federal income tax by investing primarily in municipal instruments.


Principal Investment Strategies

The Portfolio seeks to achieve its objective by investing primarily in high-quality short-term instruments, the interest on which is exempt from Federal income tax ("municipal instruments"). These may include:

     .   Fixed and variable rate notes and similar debt instruments;

     .   Tax-exempt commercial paper;

     .   Rated and unrated municipal bonds, notes, paper or other instruments;
         and

     . Municipal bonds and notes which are guaranteed as to principal and interest or backed by the U.S. Government or its agencies or instrumentalities.

Under normal market conditions, at least 80% of the Portfolio's annual gross income will be derived from municipal instruments. Interest earned by the Portfolio on "private activity bonds" (if any) that is treated as an item of tax preference under the Federal alternative minimum tax ("AMT obligations") will not be deemed to have been derived from municipal instruments for the purposes of determining whether the Portfolio meets this policy. During extraordinary circumstances, however, the Portfolio may take a temporary defensive posture and hold uninvested cash or invest in AMT obligations and taxable short-term securities without limitation. Taxable investments will consist exclusively of those instruments that may be purchased by the Diversified Assets Portfolio.

More information on the Portfolio's investment strategies and techniques is provided in Appendix A to this Prospectus.



                           1999 Money Market Prospectus (Premier Shares)  Page 9

Principal Investment Risks
--------------------------

All investments carry some degree of risk which will affect the value of a Portfolio's investments, investment performance, yield and the price of its shares. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios. The following summarizes the principal risks that may affect the Portfolios.


Risks that apply to ALL Portfolios:

 .   Money market risk is the risk that a Portfolio will not be able to maintain a net asset value per share of $1.00 at all times.

 .   Interest rate risk is the risk that during periods of rising interest rates, a Portfolio's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Portfolio's yield (and the market value of its securities) will tend to be higher.

 .   Credit (or default) risk  is the risk that an issuer of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations, or the risk that changes in credit quality of a bank or other financial institution could cause a Portfolio's investments in securities backed by letters of credit or other credit enhancements issued by such bank or institution to decline in value.

 .   Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.

 .   Liquidity risk is the risk that a Portfolio will not be able to pay redemption proceeds on the same Business Day that shares are redeemed, because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

 .   Year 2000 risk is the risk that a Portfolio's operations or value will be adversely affected by the "Year 2000 Problem."

Risk that applies primarily to the Government Select and Government Portfolios:

 .   Government securities risk is the risk that the U.S. Government will not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risk that applies to the Diversified Assets Portfolio:

 .   Foreign securities risk is the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.

Risks that apply to the Tax-Exempt Portfolio:

 .   Concentration risk is the risk that the Portfolio may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in the municipal instruments of issuers in the same state, in municipal instruments the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

 .   Tax risk is the risk that future legislative or administrative changes or court decisions may materially affect the ability of the Portfolio to pay tax-exempt dividends.

                          1999 Money Market Prospectus (Premier Shares)  Page 10

More information about the risks of investing in the Portfolios is provided in Appendix A to this Prospectus. You should carefully consider the risks discussed in this section and Appendix A before investing in a Portfolio.

Portfolio Performance
---------------------

Premier Shares of the Portfolios have less than one calendar year's performance. For this reason, the performance information shown below is for another class of shares ("Shares") that is not offered in this Prospectus because both Premier Shares and Shares will be invested in the same portfolio of securities. In reviewing this performance information, however, you should be aware that Premier Shares have a .58% (annualized) Service Fee and a .02% (annualized) transfer agency fee, while Shares have neither of these fees. If the expenses of the Premier Shares were reflected, performance would be substantially lower.

The bar charts and tables (annualized) below are provided to indicate the risks of investing in a Portfolio by showing changes in the performance of a Portfolio's Shares from year to year. The bar chart and table assume reinvestment of dividends and distributions. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects certain expense limitations that were in effect during the periods presented. If expense limitations were not in place, a Portfolio's performance would have been reduced.

                          1999 Money Market Prospectus (Premier Shares)  Page 11

Government Select Portfolio
---------------------------

                                  [Bar Chart]

                      Calendar Year Total Return (Shares)
                      -----------------------------------

                                1991:    5.95%
                                1992:    3.68%
                                1993:    3.04%
                                1994:    4.09%
                                1995:    5.82%
                                1996:    5.29%
                                1997:    5.44%
                                1998:    5.40%

Best Quarter:        Q2 `95              +1.47%
Worst Quarter:       Q2 `93              +0.74%

Average Annual Total Return (Shares) (for the periods ending December 31, 1998)
---------------------------

                            1 Year         5 Year         Since Inception
                            ------         ------         ---------------
     Shares (Inception       5.40%          5.21%              4.86%
     11/7/90)

The 7-day yield for Shares of the Portfolio as of December 31, 1998: 4.86%. You may call 1-800-637-1380 to obtain the current 7-day yield for Premier Shares of the Portfolio.


                          1999 Money Market Prospectus (Premier Shares)  Page 12

Government Portfolio
--------------------

                                  [Bar Chart]

                      Calendar Year Total Return (Shares)
                      -----------------------------------

                                1988:    7.09%
                                1989:    9.00%
                                1990:    8.13%
                                1991:    6.10%
                                1992:    3.84%
                                1993:    2.94%
                                1994:    3.93%
                                1995:    5.65%
                                1996:    5.17%
                                1997:    5.34%
                                1998:    5.30%

Best Quarter:       Q2 `89              +2.32%
Worst Quarter:      Q4 `93              +0.72%

Average Annual Total Return (Shares) (for the periods ending December 31, 1998)
---------------------------

                        1 Year     5 Year     10 Year     Since Inception
                        ------     ------     -------     ---------------
     Shares (Inception   5.30%      5.08%      5.53%           5.83%
        10/29/85)

The 7-day yield for Shares of  the Portfolio as of December 31, 1998:  4.81%.

                          1999 Money Market Prospectus (Premier Shares)  Page 13

Diversified Assets Portfolio
----------------------------

                                  [Bar Chart]

                      Calendar Year Total Return (Shares)
                      ------------------------------------

                                1988:    7.53%
                                1989:    9.35%
                                1990:    8.27%
                                1991:    6.14%
                                1992:    3.71%
                                1993:    3.02%
                                1994:    4.05%
                                1995:    5.79%
                                1996:    5.28%
                                1997:    5.45%
                                1998:    5.40%

Best Quarter:      Q4 `89               +2.12%
Worst Quarter:     Q2 `93               +0.74%


Average Annual Total Return (Shares) (for the periods ending December 31, 1998)
---------------------------


                         1 Year      5 Year      10 Year      Since Inception
                         ------      ------      -------      ---------------
     Shares (Inception    5.40%       5.19%       5.63%            6.12%
             7/27/82)

The 7-day yield for Shares of  the Portfolio as of December 31, 1998:  5.00%.

                          1999 Money Market Prospectus (Premier Shares)  Page 14

Tax-Exempt Portfolio
--------------------

                                  [Bar Chart]

                      Calendar Year Total Return (Shares)
                      -----------------------------------

                                 1988:    5.09%
                                 1989:    6.23%
                                 1990:    5.86%
                                 1991:    4.54%
                                 1992:    2.91%
                                 1993:    2.27%
                                 1994:    2.61%
                                 1995:    3.73%
                                 1996:    3.33%
                                 1997:    3.45%
                                 1998:    3.29%

Best Quarter:       Q2 `89               +1.64%
Worst Quarter:      Q1 `94               +0.52%

Average Annual Total Return (Shares) (for the periods ending December 31, 1998)
---------------------------

                    1 Year        5 Year        10 Year        Since Inception
                    ------        ------        -------        ---------------
Shares (Inception    3.29%         3.28%         3.81%              4.08%
         8/12/83)

The 7-day yield for Shares of  the Portfolio as of December 31, 1998: 3.37%.

                          1999 Money Market Prospectus (Premier Shares)  Page 15

Portfolio Fees and Expenses
---------------------------

This table describes the fees and expenses that you may pay if you buy and hold Premier Shares of the Portfolios. Please note that it does not reflect any charges which may be imposed by The Northern Trust Company, its affiliates, correspondent banks and other institutions on their Customers (as defined below). (For more information, please see "Account Policies and Other Information" below.)


                                                                Government Select    Government   Diversified Assets    Tax-Exempt
                                                                -----------------    ----------   ------------------   ------------
Shareholder Fees (fees paid directly from your investment)
    Sales Charge (Load) Imposed on Purchases................      None                None          None                None
    Deferred Sales Charge (Load)............................      None                None          None                None
    Sales Charge (Load) Imposed on Reinvested
      Distributions.........................................      None                None          None                None
    Redemption Fees.........................................      None                None          None                None
    Exchange Fees...........................................      None                None          None                None

Annual Portfolio Operating Expenses (expenses that are
     deducted from Portfolio assets)/1/
    Management Fees/2/......................................      0.25%               0.25%         0.25%               0.25%
    Distribution (12b-1) Fees...............................      None                None          None                None
    Other Operating Expenses................................
      Servicing Agent Fees..................................               .50%            .50%              .50%              .50%
      Transfer Agency Fees..................................               .02%            .02%              .02%              .02%
      Other Expenses/3/.....................................               .22%            .23%              .21%              .22%
    Total Other Operating Expenses..........................       .74%                .75%          .73%                .74%
                                                                   ----                ----          ----                ----

    Total Annual Portfolio Operating Expenses/4/............       .99%               1.00%          .98%                .99%
                                                                   ====               =====          ====                ====

                          1999 Money Market Prospectus (Premier Shares)  Page 16

________________________________

1 The Portfolio's annual operating expenses are based on current fees and estimated expenses for the fiscal year.

2 The Northern Trust Company voluntarily waived a portion of its management fees for the Government Select Portfolio. As a result of the fee waiver, actual management fees paid by the Government Select Portfolio were .10% of the Portfolio's average daily net assets.


3 "Other Expenses" include (1) administration fees and all other ordinary operating expenses of the Portfolios not listed above and (2) the payment of a fee to Northern, Goldman Sachs & Co. ("Goldman Sachs") or other institutions under a Service Plan (described below) equal to .08% of the average daily net asset value of the Premier Shares. Goldman Sachs is entitled to an administration fee from each Portfolio at an annual rate of 0.10% of each Portfolio's average daily net assets. Beginning April 1, 1998, Goldman Sachs reimbursed expenses (including fees payable to Goldman Sachs as administrator, but excluding management fees, transfer agency fees, payments under the Service Plan for Premier Shares and Service Shares and extraordinary expenses) which exceeded on an annualized basis .10% of each Portfolio's average daily net assets. As a result of the expense reimbursement, estimated "Other Expenses" paid by the Government Select Portfolio was .18% of the Portfolio's average daily net assets. As a result of the expense reimbursement, estimated "Other Expenses" paid by the Government, Diversified Assets and Tax-Exempt Portfolios would have been .18% of each Portfolio's average daily net assets.

4 As a result of the fee waivers and expense reimbursements, estimated total annual operating expenses for the Portfolios were as set forth below. Fee waivers and expense reimbursements may be terminated at any time at the option of Northern or Goldman Sachs. If this occurs, "Other Operating Expenses" may increase without shareholder approval.


                                                 Total Annual Operating Expenses
                                                 -------------------------------
   Government Select Portfolio.................               .80%
   Government Portfolio........................               .95%
   Diversified Assets Portfolio................               .95%
   Tax-Exempt Portfolio........................               .95%

                          1999 Money Market Prospectus (Premier Shares)  Page 17

Example

The following Example is intended to help you compare the cost of investing in Premier Shares of a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your Premier Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year  3 Years
                                ------  -------
Government Select Portfolio
  Premier Shares..............    $101     $315

Government Portfolio
  Premier Shares..............    $102     $318

Diversified Assets Portfolio
  Premier Shares..............    $100     $312

Tax-Exempt Portfolio
  Premier  Shares.............    $101     $315

                         1999 Money Market Prospectus (Premier Shares)  Page 18

                          MANAGEMENT OF THE PORTFOLIOS
                          ----------------------------

Investment Adviser

The Northern Trust Company ("Northern" or the "Investment Adviser"), an Illinois state-chartered bank and member of the Federal Reserve System, serves as investment adviser for the Portfolios. The Investment Adviser is located at 50 LaSalle Street, Chicago, Illinois 60675 and is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. As of December 31, 1998, Northern Trust Corporation and its subsidiaries had approximately $27.9 billion in assets, $18.2 billion in deposits and employed over 8,150 persons.

Northern and its affiliates administrated in various capacities (including as master trustee, investment manager or custodian) approximately $1.26 trillion of assets as of December 31, 1998, including approximately $236 billion of assets for which Northern and its affiliates had investment management responsibility.

Advisory Agreement and Fees

Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities. As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Portfolios, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios as a percentage of net assets for the fiscal year ended November 30, 1998.

                                                                                   Advisory Fee Paid
                                                                                    For Fiscal Year
                                                         Contractual Rate           Ended 11/30/98
                                                      -----------------------  -----------------------
Government Select Portfolio........................                      .25%                       .10%
Government Portfolio...............................                      .25%                       .25%
Diversified Assets Portfolio.......................                      .25%                       .25%
Tax-Exempt Portfolio...............................                      .25%                       .25%

The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the advisory fees to which it would have been entitled. The Investment Adviser may discontinue or modify its voluntary limitations in the future at its discretion.

Portfolio Management

The Investment Adviser employs a team approach to the investment management of the Portfolios, relying upon investment professionals under the leadership of James M. Snyder, Chief Investment Officer and Executive Vice President of Northern.

Other Portfolio Services

Northern also serves as transfer agent ("Transfer Agent") and custodian for each Portfolio. As Transfer Agent, Northern performs various administrative servicing functions, and any shareholder inquiries should be directed to it. Goldman Sachs serves as the Portfolios' administrator and distributor. In addition, Northern and its affiliates, banks, trust companies and other institutions and organizations may enter into agreements for the provision of administrative support services and personal and account maintenance services for Premier Share investors. Northern, Goldman Sachs and other institutions may provide consulting, technology and systems support services and receive fees relating to cash management or sweep account services under a Service Plan described under "Account Policies and Other Information - Servicing Agents" below.
Goldman Sachs does not receive any

                         1999 Money Market Prospectus (Premier Shares)  Page 19
compensation from the Trust for its distribution services. Pursuant to an SEC order, the Portfolios may engage in portfolio securities transactions with Goldman Sachs in the ordinary course of business.


                               ABOUT YOUR ACCOUNT
                               ------------------

Purchasing Shares

Investors

Institutional investors, which are acting on behalf of their customers, clients, employees, participants and others ("Customers") and have agreed to provide administrative support and shareholder liaison services to Customers under a servicing agreement with the Trust ("Servicing Agreement"), may invest in the Portfolios through their institutional accounts at Northern or an affiliate. They may also establish accounts directly with the Trust. There is no sales charge imposed on investments. Institutional investors ("Institutions") include:

 .   Northern and its affiliates
 .   Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million
 .   Other institutions and organizations

Share Classes

Each Portfolio offers three classes of shares: Premier Shares, Service Shares and Shares. Service Shares and Shares are described in separate prospectuses.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except amounts payable under the Service Plan that has been adopted for the Portfolios' Premier Shares and Service Shares and transfer agency fees. Because of these class-specific expenses, the performance of the Premier Shares of a Portfolio described in this Prospectus is expected to be lower than the performance of both the Service Shares and Shares of the same Portfolio, and the performance of a Portfolio's Service Shares is expected to be lower than the performance of the same Portfolio's Shares.

Opening an Account

You can purchase Premier Shares of the Portfolios through your institutional account at Northern (or an affiliate) or you may open an account directly with the Trust.

Through an Institutional Account. If you are opening an institutional account at Northern, a Northern representative can assist you with all phases of your investment. The Trust does not require a minimum initial investment for Institutions that invest through their accounts at Northern. To purchase Premier Shares through your account, contact your Northern representative for further information.

Directly from the Trust. An Institution may open a shareholder account and purchase Premier Shares directly from the Trust with an aggregate minimum initial investment of at least $5 million in one or more Portfolios. There is no minimum for subsequent investments.

  By Mail.
          .   Read this Prospectus carefully.
          .   Complete and sign the new account application.
          .   Include a certified corporate resolution (or other acceptable evidence of authority).
          .   Enclose a check or Federal Reserve draft payable to the specific
              Portfolio. If investing in more than one Portfolio, please include a separate check for each.

                         1999 Money Market Prospectus (Premier Shares)  Page 20

          . Mail your check, corporate resolution and completed application to:
                    Northern Institutional Funds, c/o The Northern Trust Company P.O. Box 75943
                    Chicago, Illinois 60675-5943

          All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

     By Telephone.
          .    Read this Prospectus carefully.
          .    Call the Transfer Agent at 1-800-637-1380.
          .    To open a new account please provide:
             .    The name of the Portfolio in which you'd like to invest
             .    The number of Premier Shares or dollar amount to be invested
             .    The method of payment
          .    To add to an existing account, please provide:
             .    The Institution's name
             .    Your Account Number

     By Wire or ACH Transfer.
          .    To open a new account:
          .    Call the Transfer Agent at 1-800-637-1380 for instructions
          .    To add to an existing account:
          .    Have your bank wire Federal funds or effect an ACH Transfer to:

                         The Northern Trust Company
                         Chicago, Illinois
                         ABA Routing No. 0710-00152
                         (Reference 10 Digit Portfolio Account Number) (Reference Shareholder's Name)

For more information about the purchase of Premier Shares, call the Transfer Agent at 1-800-637-1380.

Selling Premier Shares

Through an Institutional Account. Institutions may sell (redeem) Premier Shares through their institutional account by contacting their Northern account representative.

Directly through the Trust. Institutions that purchase Premier Shares directly from the Trust may redeem their Premier Shares through the Transfer Agent in one of the following ways:

     By Mail.
          .    Send a written request to:
                    Northern Institutional Funds
                    c/o The Northern Trust Company
                    P.O. Box 75943
                    Chicago, Illinois 60675-5943.
          .    The letter of instruction must include:
                 .    The signature of a duly authorized person
                 .    Your account number
                 .    The name of the Portfolio
                 .    The number of Premier Shares or the dollar amount to be
                      redeemed.

                           1999 Money Market Prospectus (Premier Shares) Page 21

     By Telephone.
          .    Call the Transfer Agent at 1-800-637-1380 for instructions.
          .    During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Premier Shares By Mail."

     By Wire.
          .    Call the Transfer Agent at 1-800-637-1380 for instructions.
          .    You must first have authorization for expedited wire redemption.
          .    The minimum amount that may be redeemed by this method is
               $10,000.


Account Policies and Other Information

Automatic Investment Arrangements. Institutions may purchase Premier Shares through their institutional accounts at Northern either by directing automatic investment of cash balances in excess of certain agreed upon amounts or by directing investments from time to time on a non-automatic basis. Northern will place a purchase order generated under an automatic investment direction either on the Business Day that funds are available in the account or on the next Business Day, depending upon the terms of the automatic investment arrangement. Similarly, Northern will place a redemption order generated under an automatic investment direction either on the Business Day Northern calculates the redemption amount needed to bring the account balance up to the agreed upon amount or on the next Business Day, depending upon the terms of the automatic investment arrangement. If a redemption order is placed on the next Business Day, Northern will normally provide funds by provisionally crediting the Institution's account on the day the calculation is made. Institutions should contact Northern for more information about their automatic investment arrangements.

Purchase and Redemption Minimums. There is no purchase minimum for Institutions purchasing Premier Shares through their institutional account at Northern. For Institutions opening an account directly with the Trust, there is a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

Calculating Share Price. The Trust issues Premier Shares and redeems Premier Shares at net asset value ("NAV"). The NAV for each share class of a Portfolio is calculated by dividing the value of net assets attributed to that class by the number of outstanding shares of the class. The NAV for each Portfolio and class is calculated as of 3:00 p.m., Chicago time, each Business Day. The NAV used in determining the price of your Premier Shares is the one calculated after your purchase, exchange or redemption order is received or accepted as described below.

Each Portfolio seeks to maintain an NAV of $1.00 per share by valuing the obligations held by it at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value.

Timing of Purchase Requests. Requests accepted by the Transfer Agent or other authorized intermediary by 1:00 p.m., Chicago time, on any Business Day will be executed the same day, provided that either:

          . The Transfer Agent receives the purchase price in Federal or other immediately available funds prior to 1:00 p.m., Chicago time, the same Business Day;
          . The order is accepted by an authorized intermediary and payment is to be made by the close of the same Business Day in Federal or other immediately available funds according to procedures authorized by the Trust; or
          . Payment in Federal or other immediately available funds is received by the close of the same Business Day in an institutional account maintained with Northern or an affiliate.

                           1999 Money Market Prospectus (Premier Shares) Page 22

Orders received by the Transfer Agent or other authorized intermediary on a non-Business Day or after 1:00 p.m. on a Business Day will be executed on the next Business Day, provided that payment is made as noted above. We consider requests to be in "good order" when all required documents are properly completed, signed and received, including a certified corporate resolution or other acceptable evidence of authority. If an Institution pays for Premier Shares by check, Federal funds generally will become available within two Business Days after a purchase order is received.

If payment is not received as described above from an authorized intermediary on the same Business Day of acceptance of an order by the authorized intermediary, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" below.

Tax Identification Number. Federal regulations require you to provide to the Transfer Agent a taxpayer identification number when you open an account. Purchase orders without such a number or an indication that a number has been applied for will not be accepted. If you have applied for a number, you must provide it to the Transfer Agent within 60 days of the date of the order.

In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for Premier Shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Portfolio. See the Statement of Additional Information for further information about the terms of these purchases and redemptions.

Miscellaneous Purchase Information.

 .   Institutions are responsible for transmitting purchase orders to the
    Transfer Agent and delivering required funds on a timely basis.

 .   Institutions are responsible for all losses and expenses of a Portfolio in the event of any failure to make payment according to the procedures outlined in this Prospectus. Northern may redeem shares from any account it maintains to protect the Portfolios and Northern against loss. In addition, a $20 charge will be imposed if a check does not clear.

 .   Premier Shares of a Portfolio are entitled to the dividends declared by the
    Portfolio beginning on the Business Day the purchase order is executed.

 .   The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

Timing of Redemption and Exchange Requests. The redemption or exchange will be effected at the NAV next determined after your exchange or redemption order is received in good order. If either the Transfer Agent or Northern (with respect your institutional account) receives a redemption order by 1:00 p.m., Chicago Time, on a Business Day, redemption proceeds will normally be paid in Federal funds or other immediately available funds wired or sent by check to you or, if you so choose, to your institutional account with Northern, on the same Business Day.

Redemption orders received after 1:00 p.m. will be executed the next Business Day. Proceeds for redemption orders received on a non-Business Day will normally be sent on the next Business Day after receipt in good order.

In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" below.

                          1999 Money Market Prospectus (Premier Shares)  Page 23

Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed new account application, including a corporate resolution or other acceptable evidence of authority.

 .   The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

 .   If you are redeeming recently purchased Premier Shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 15 days.

 .   Institutions are responsible for transmitting redemption orders to the
    Transfer Agent and crediting their Customers' accounts with redemption proceeds on a timely basis.

 .   Redemption requests by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

 .   Dividends on Premier Shares are earned through and including the day prior to the day on which they are redeemed.

 .   The Trust reserves the right to redeem Premier Shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders.

 .   The Trust may require any information reasonably necessary to ensure that a redemption request has been duly authorized.

 .   The Trust reserves the right to change or discontinue any of its redemption procedures.

Exchange Privileges. Institutions and their Customers (to the extent permitted by their account agreements) may exchange Premier Shares of a Portfolio for Premier Shares of another Portfolio. The registration of both accounts involved must be identical. A $1,000 minimum investment applies. An exchange is a redemption of shares you own and the purchase of shares you are acquiring. It is considered a taxable event and may result in a gain or loss.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the prospectus for the shares you are acquiring.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.

                        1999 Money Market Prospectus (Premier Shares)  Page 24

Advance Notification of Large Transactions. The Trust requests that an Institution give advance notice to the Transfer Agent by 11:00 a.m., Chicago time, if it intends to place a purchase or redemption order of $5 million or more on a Business Day.

Making Changes to Your Account Information. You may make changes to wiring instructions, address of record, or other account information only in writing. These instructions must be accompanied by a certified corporate resolution, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

Business Day. A "Business Day" is each Monday through Friday when Northern is open for business. A "Business Day" does not include a holiday observed by Northern. In 1999 these holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas Day.

Early Closings. The Portfolios reserve the right to cease, or to advance the time for, accepting purchase, redemption or exchange orders for same Business Day credit when Northern or the New York Stock Exchange closes early as a result of unusual weather or other conditions. They also reserve this right when The Bond Market Association recommends that securities markets close or close early.

Authorized Intermediaries. The Trust may authorize certain financial intermediaries (including banks, trust companies, brokers and investment advisers), which provide recordkeeping, reporting and processing services, to accept purchase, redemption and exchange orders from their Customers on behalf of the Trust. They may also designate other intermediaries to accept such orders, if approved by the Trust. Authorized intermediaries are responsible for transmitting orders and delivering funds on a timely basis. A Portfolio will be deemed to have received an order when the order is accepted in proper form by the authorized intermediary on a Business Day, and the order will be priced at the Portfolio's per share NAV next determined.

Service Agents. Institutions perform (or arrange to have performed) administrative support services and personal and account maintenance services for Customers who are the beneficial owners of Premier Shares through Servicing Agreements with the Trust ("Servicing Agents"). These Servicing Agreements are permitted under the Trust's Service Plan ("Service Plan"). These services may include:

          .  establishing and maintaining individual accounts and records;

          .  processing purchase, redemption and exchange orders;

          . placing net purchase and redemption orders with Northern acting as the Trust's Transfer Agent; and

          . providing cash management or sweep accounts and similar programs and services.

Servicing Agents will receive fees from the Portfolios for these services at an annual rate of up to .25% of the average daily net asset value of the Premier Shares beneficially owned by their Customers.

Personal and account maintenance services provided under the Service Plan may include:

          . providing information to investors regarding the Portfolios or relating to the status of their accounts; and

          .  acting as liaison between investors and the Trust.

Servicing Agents will receive additional fees from the Portfolios for these services at an annual rate of up to .25% of the average daily net asset value of Premier Shares beneficially owned by their Customers. The Service Plan also

                        1999 Money Market Prospectus (Premier Shares) Page 25 provides for the payment of fees to Northern, Goldman Sachs or other Institutions at an annual rate of up to .08% of the average daily net asset value of Premier Shares serviced by Institutions for ongoing consulting, technology and systems support services relating to cash management or sweep account services. All fees payable under the Service Plan are borne solely by Premier Shares and not by the Portfolios' other share classes.

Northern may provide additional compensation to certain dealers and other financial intermediaries who provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of Premier Shares of a Portfolio. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by Northern as Investment Adviser (after adjustments). This compensation will be paid by Northern or its affiliates and will not represent an additional expense to the Trust or its shareholders.

You should read your account agreement with your Institution carefully. Your Institution's requirements may differ from those listed in this Prospectus. An Institution may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If you have agreed to maintain a minimum balance with your Institution and the balance falls below this minimum, you may be required to redeem all or a part of your investment in a Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation from the Trust by an Institution in connection with the investment of fiduciary funds in Premier Shares of a Portfolio. Banks and other institutions regulated by the Office of Comptroller of the Currency, Board of Governors of the Federal Reserve System and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into Servicing Agreements.

State securities laws regarding the registration of dealers may differ from Federal law. As a result, Institutions investing in the Portfolios on behalf of their Customers may be required to register as dealers.


Distributions and Taxes

Distributions

Dividends from net income are declared daily and paid monthly by each Portfolio to its shareholders. Net income includes the interest accrued on a Portfolio's assets less estimated expenses. Each Portfolio's net realized short-term capital gains, if any, are distributed at least annually. The Portfolios do not expect to realize net long-term capital gains.

Dividends are paid as soon as practicable following the end of each month, except in the case of a total redemption of Premier Shares in an account that is not subject to a standing order for the purchase of additional Premier Shares. In that event, dividends will be paid promptly along with the redemption proceeds.

All distributions are paid by each Portfolio in cash or are automatically reinvested (without any sales charge) in additional Premier Shares of the same Portfolio. You may make arrangements to credit these distributions to your account with Northern, its affiliates or its correspondent banks.

There are no fees or sales charges on reinvestments.

Taxes

Each Portfolio intends to qualify as a regulated investment company for Federal tax purposes, and to distribute substantially all of its net income to shareholders each year. Except for exempt-interest dividends paid by the Tax-Exempt Portfolio, dividends and other distributions will be taxable as ordinary income, unless you have a tax-

                         1999 Money Market Prospectus (Premier Shares)  Page 26
advantaged account. This is true whether dividends and distributions are received in cash or reinvested in Portfolio Premier Shares.

There are certain tax requirements that the Portfolios must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Portfolios may have to limit their investment activity in some types of instruments.

The Tax-Exempt Portfolio intends to pay substantially all of its dividends as "exempt-interest dividends." Exempt-interest dividends must, however, be reported on your Federal income tax return. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that exempt-interest dividends will be taken into account in determining the taxability of their benefit payments.

In certain instances, dividends paid by the Tax-Exempt Portfolio, while exempt from regular Federal income tax, may be subject to the alternative minimum tax. In addition, the Portfolio may invest a portion of its assets in securities that generate income that is not exempt from Federal tax. Any dividends paid by the Tax-Exempt Portfolio that are derived from taxable interest or from capital gains will be subject to Federal income tax.

The Tax-Exempt Portfolio will determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which are fully taxable. It will apply these percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

Other Tax Information

Dividends and distributions from each Portfolio will generally be reportable by you in the tax year in which they are paid with one exception. Dividends and distributions declared by a Portfolio in October, November or December and paid in January are taxed as though they were paid by December 31.

Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Your investment in the Portfolios could have additional tax consequences. You should consult your tax professional for information regarding all the tax consequences applicable to your investments in the Portfolios. More information is provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

In particular, although the Government Select Portfolio intends to invest primarily in U.S. Government securities the interest on which is generally exempt from state income taxation, you should consult your own tax professional to determine whether this is true in your own situation. Similarly, dividends paid by the Portfolios (including the Tax-Exempt Portfolio) may be taxable under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes.

Year 2000 Issues

Like every other business dependent upon computerized information processing, Northern Trust Corporation ("Northern Trust") must deal with "Year 2000" issues.

Many computer systems use two digits rather than four to identify the year. Unless adapted, these systems may not be able to correctly distinguish the Year 2000 from the Year 1900. As the Year 2000 approaches, many systems may be unable to accurately process certain date-based information, which could cause a variety of operational problems for businesses. This could have a negative effect on the companies in which the Portfolios invest, thus hurting the Portfolios' investment returns.

                        1999 Money Market Prospectus (Premier Shares)  Page 27

Northern Trust has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. It has established a dedicated Year 2000 Project Team whose members have significant systems development and maintenance experience. Northern Trust's Year 2000 project includes a comprehensive testing plan. Northern Trust has advised the Trust that it expects work on its critical systems to be substantially completed on or about December 31, 1998, so that testing with outside parties may be conducted during 1999.

Northern Trust also will have a program to monitor and assess the efforts of other parties. However, it cannot control the success of those efforts. Contingency plans are being established to provide Northern Trust with alternatives in case these entities experience significant Year 2000 difficulties that impact Northern Trust.

Furthermore, even if the actions taken by Northern Trust are successful, the Portfolios may nevertheless suffer losses if the issuers of securities held by them experience Year 2000 difficulties. Also, it is possible that the normal operations of the Portfolios will, in any event, be disrupted significantly by the failure of communications and public utility companies, governmental entities, financial processors or others to perform their services as a result of Year 2000 problems.

                        1999 Money Market Prospectus (Premier Shares)  Page 28

                                   APPENDIX A
                                   ----------

      ADDITIONAL INFORMATION ON PORTFOLIO RISKS, SECURITIES AND TECHNIQUES


This Appendix takes a closer look at some of the types of securities in which the Portfolios may invest and their related risks. It also explores the various investment techniques that may be used by the investment management team. The Portfolios may invest in other securities and are subject to further restrictions and risks which are described in the Statement of Additional Information.

Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other financial assets. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution, or other credit enhancements.

     Investment strategy. The Diversified Assets Portfolio and Tax-Exempt Portfolio may purchase various types of asset-backed securities. The Government Portfolio may only purchase mortgage-backed securities that are guaranteed by the U.S. Government, its agencies or instrumentalities.

     Special risks. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. In the event of default, the Portfolio will have recourse only to the collateral, not to the sponsor, except to the extent that the security is guaranteed. In the event of a default, a Portfolio may suffer a loss if it cannot sell collateral quickly and receive the amount it is owned.

Borrowings and Reverse Repurchase Agreements. The Portfolios may borrow money from banks and the Government Select, Government and Diversified Assets Portfolios may enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of money market securities held by a Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest).

     Investment strategy. Each Portfolio may borrow in amounts not exceeding one-third of its total assets. Each of the Government Select, Government and Diversified Assets Portfolios may enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets. These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

                           1999 Money Market Prospectus (Premier Shares) Page 29

     Special risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the net asset value of the Portfolios' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

Custodial Receipts for Treasury Securities. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.

     Investment strategy. The Government, Diversified Assets and Tax-Exempt Portfolios may purchase custodial receipts. Investments by the Government Portfolio in custodial receipts will not exceed 35% of the value of its total assets.

     Special risks. Like other stripped obligations, custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Derivatives. Each Portfolio may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived from--or based upon--the performance of underlying assets, interest or currency exchange rates, or indices. Derivatives include structured debt obligations such as collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments.

     Investment strategy. A Portfolio will invest in derivatives only if the potential risks and rewards are consistent with the Portfolio's objective, strategies and overall risk profile.

     Special risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

Diversification. Diversifying its holdings can help a Portfolio reduce the risks of investing. In accordance with current SEC regulations, each Portfolio will not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Portfolio may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three Business Days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Statement of Additional Information.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Portfolio may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Portfolio and its shareholders.

                           1999 Money Market Prospectus (Premier Shares) Page 30

Foreign Securities. The Diversified Assets Portfolio may invest in the obligations of foreign governments, or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks and foreign branches of U.S. banks. It may also invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development (also known as the World
Bank)) and international banking institutions and related government agencies.

     Investment strategy. Investments by the Diversified Assets Portfolio in foreign issuer obligations will not exceed 50% of the Portfolio's total assets measured at the time of purchase.

     Special risks. Foreign securities involve special risks and costs. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

     Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, possible seizure or nationalization of foreign holdings or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

     Investment strategy. Each Portfolio may invest up to 10% of its net assets in securities that are illiquid. A domestically traded security which is not registered under the of 1933 Act will not be considered illiquid if the Investment Adviser determines that an adequate trading market exists for that security. If otherwise consistent with their investment objectives and policies, the Portfolios may purchase commercial paper issued pursuant to
     Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as Northern determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.

     Special risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in commercial paper available to qualified institutional buyers could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Portfolio for a set time period.

     Investment strategy. The Diversified Assets Portfolio may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

                           1999 Money Market Prospectus (Premier Shares) Page 31

     Special risks. IFAs are not insured by a government agency--they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, an active secondary market in IFAs does not currently exist. This means that it may be difficult to sell an IFA at an appropriate price.

Investment Companies. In connection with the management of their daily cash positions, the Portfolios may invest in shares of other money market funds which invest in short-term, high quality debt securities and securities issued by other investment companies consistent with their investment objectives and policies.

     Investment strategy. Investments by a Portfolio in other money market funds will be subject to the limitations of the Investment Company Act of 1940. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in an open-end investment company that has the same investment objective, policies and fundamental restrictions as the Portfolio.

     Special risks. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. It would also bear a proportionate share of any fees or expenses paid by that company. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

Municipal and Related Instruments. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds are also payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed.

Municipal instruments also include "moral obligation" bonds, which are supported by a moral commitment but not a legal obligation of a state or municipality, as well as custodial receipts and certificates of participation that represent interests in a pool of municipal instruments held by a trustee.

     Investment strategy. In connection with its investments in municipal instruments, the Tax-Exempt Portfolio may invest more than 25% of its total assets in (a) municipal instruments the interest upon which is paid solely from revenues of similar projects, and (b) industrial development obligations. The Tax-Exempt Portfolio may also invest more than 25% of the value of its total assets in municipal instruments whose issuers are in the same state. However, the Portfolio does not intend to invest more than 25% of the value of its total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

     The Diversified Assets Portfolio may invest up to 5% of its net assets in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Diversified Assets Portfolio on such investments will be taxable to shareholders.

     Special risks. Municipal instruments purchased by the Tax-Exempt Portfolio may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. If the credit quality of these banks and financial institutions declines, the Portfolio could suffer a loss to the extent that the Portfolio is relying upon this credit support. Certain risks relating to foreign banks and financial institutions are described above under "Foreign Securities."

                           1999 Money Market Prospectus (Premier Shares) Page 32

Repurchase Agreements. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

     Investment strategy. Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Portfolio acquires the securities.

     Special risks. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Portfolio could suffer losses if a court determines that the Portfolio's interest in the collateral is not enforceable.

Securities Lending. In order to generate additional income, the Portfolios may lend securities on a short-term basis to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

     Investment strategy. Securities lending may represent no more than one-third the value of a Portfolio's total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in U.S. Government securities and other liquid high-grade debt obligations.

     Special risks. The main risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Portfolio could experience delays in recovering its securities and may possibly incur a capital loss. In addition, a Portfolio may incur a loss in investing the cash collateral it receives.

Stripped Obligations. These securities are issued by the U.S. Government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

     Investment strategy. Each of the Portfolios may purchase stripped securities.

     Special risks. Stripped securities are very sensitive to interest rates changes and to the rate of principal prepayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect the Portfolios' total returns.

United States Government Obligations. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

     Investment strategy. To the extent consistent with its investment objective, each Portfolio may invest in a variety of U.S. Treasury obligations and obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

     Special risks. Not all U.S. Government obligations carry the same guarantees. Some, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the

                           1999 Money Market Prospectus (Premier Shares) Page 33

     United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate.

          Investment strategy. Each Portfolio may invest in rated and unrated variable and floating rate instruments to the extent consistent with its investment objective. Unrated instruments may be purchased by a Portfolio if they are determined by the Investment Adviser to be of comparable quality to rated instruments eligible for purchase by the Portfolio. The Portfolios may invest in variable amount master demand notes.

          Special risks. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

          Investment strategy. Each Portfolio may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Although the Portfolios would generally purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

          Special risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the securities may decrease in value by the time they are actually issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase before the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.



                          1999 Money Market Prospectus (Premier Shares)  Page 34

                                   APPENDIX B
                                   ----------


                         PORTFOLIO FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Government Select Portfolio's Premier Shares for the period November 23, 1998 (Premier Shares issuance date) to November 30, 1998. Certain information reflects financial results for a single Premier Share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in Premier Shares of the Government Select Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report is included in the Portfolios' annual report along with the Portfolios' financial statements. The annual report is available upon request and without charge.

Financial Highlights
For the Period Ended November 30,
Government Select Portfolio (Premier Shares)


                                                                               1998(c)
                                                                              --------
Net asset value, beginning of year                                             $ 1.00
Income from investment operations:
 Net investment income                                                           0.00
Total income from investment operations                                          0.00
Distributions to shareholders from:                                             (0.00)
 Net investment income
Total distributions to shareholders                                             (0.00)
Net asset value, end of year                                                   $ 1.00
Total return (a)                                                                 0.10%
Ratio to average net assets of:(b)
 Expenses, net of waivers and
  reimbursements                                                                 0.80%
 Expenses, before waivers and
  reimbursements                                                                 0.99%
 Net investment income, net of waivers
  and reimbursements                                                             4.71%
 Net investment income, before waivers
  and reimbursements                                                             4.52%
Net assets at end of year (in thousands)                                       $  108

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized.

(b)  Ratios are annualized.

(c) For the period November 23, 1998 (Premier Share issue date) through November 30, 1998. Per share amounts from net investment income and distributions from net investment income are less than $0.01 per share.



                        1999 Money Market Prospectus (Shares) 10/23/98,  Page 35

                         NORTHERN INSTITUTIONAL FUNDS
                                PREMIER SHARES
                                  PROSPECTUS

For More Information

ANNUAL/SEMIANNUAL REPORT

Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Portfolios and their policies is also available in the Portfolios' Statement of Additional Information ("SAI"). The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolios' annual and semiannual reports and the SAI are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:
By telephone - Call 1-800-637-1380
By mail - Northern Institutional Funds
          P.O. Box 75943
          Chicago, IL  60675

On the Internet - Text-only versions of the Portfolios are available on the SEC's website at http://www.sec.gov

You may review and obtain copies of Trust documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Trust documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. The Trust's investment company registration number is 811-3605.

                                     [LOGO]

                         1999 Money Market Prospectus (Shares) 10/23/98, Page 36

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                          NORTHERN INSTITUTIONAL FUNDS
                                4900 SEARS TOWER
                            CHICAGO, ILLINOIS 60606

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                       SHORT-INTERMEDIATE BOND PORTFOLIO
                         U.S. TREASURY INDEX PORTFOLIO
                                 BOND PORTFOLIO
                          INTERMEDIATE BOND PORTFOLIO
                          INTERNATIONAL BOND PORTFOLIO

         This Statement of Additional Information dated April 1, 1999 (the "Additional Statement") is not a prospectus. Copies of the prospectus dated April 1, 1999 for the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond and International Bond Portfolios (the "Portfolios") of Northern Institutional Funds (the "Prospectus") may be obtained without charge by calling Goldman, Sachs & Co. ("Goldman Sachs") toll-free at 1-800-621-2550 (outside Illinois) or by writing to the address stated above. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

         The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1998 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling Goldman Sachs toll-free at 800-621-2550 (outside Illinois) or at ________________ (within Illinois).

                                     INDEX

                                                                     Page
                                                                     ----
ADDITIONAL INVESTMENT INFORMATION..................................   B-3
         Classification and History................................   B-3
         Investment Objectives, Strategies and Risks...............   B-3
         Investment Restrictions...................................  B-18
ADDITIONAL TRUST INFORMATION.......................................  B-20
         Trustees and Officers.....................................  B-20
         Investment Advisers, Transfer Agent and Custodian.........  B-26
         Portfolio Transactions....................................  B-32
         Portfolio Valuation.......................................  B-33
         Administrator and Distributor.............................  B-33
         Shareholder Servicing Plan................................  B-36
         Counsel and Auditors......................................  B-37
         In-Kind Purchases and Redemptions.........................  B-38
PERFORMANCE INFORMATION............................................  B-38
TAXES    B-47
         General...................................................  B-47
         Foreign Investors.........................................  B-48
         Conclusion................................................  B-49
DESCRIPTION OF SHARES..............................................  B-49
OTHER INFORMATION..................................................  B-54
FINANCIAL STATEMENTS...............................................  B-55
APPENDIX A.........................................................   1-A
APPENDIX B.........................................................   1-B

                                ----------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

AN INVESTMENT IN A PORTFOLIO IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                       ADDITIONAL INVESTMENT INFORMATION

                           CLASSIFICATION AND HISTORY

         Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

         Each Portfolio is a series of the Trust, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust, formerly known as The Benchmark Funds, changed its name to Northern Institutional Funds on July 15, 1998. The Portfolios were formerly series of The Benchmark Funds, a Massachusetts business trust, and were reorganized into the Trust on March 31, 1998.

                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

         The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectus. The investment objective of the Intermediate Bond Portfolio may be changed without shareholder approval. The investment objective of each other Portfolio may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment policies may be changed without shareholder approval.

         U.S. Government Obligations. Examples of the types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, and the Maritime Administration.

         Supranational Bank Obligations. Each Portfolio (other than the U.S. Treasury Index Portfolio) may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

         Stripped Securities. Each Portfolio may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Each Portfolio may purchase securities registered in the STRIPS program. Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         In addition, each Portfolio (other than the U.S. Treasury Index Portfolio) may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

         To the extent consistent with its investment objectives, each Portfolio may purchase stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

         Asset-Backed Securities. The U.S. Government Securities Portfolio may purchase securities that are secured or backed by mortgages and issued by an agency of the U.S. Government, and the Short-Intermediate Bond, Bond, Intermediate Bond and International Bond Portfolios may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

         If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the U.S. Government Securities, Short-Intermediate Bond, Bond, Intermediate Bond and International Bond Portfolios, the maturity of asset-backed securities will be based on estimates of average life.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

         Asset-backed securities acquired by a Portfolio may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolios will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage

Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, the FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

         Foreign Securities. The end of the Cold War, the reunification of Germany, the accession of new Western European members to the European Economic and Monetary Union and the aspirations of Eastern European states to join and other political and social events in Europe have caused considerable economic, social and political dislocation. In addition, events in the Japanese economy, as well as political and social developments there have affected Japanese securities and currency markets, and the relationship of the Japanese yen with other currencies and with the U.S. dollar. Future political, economic and social developments in Japan and in the Asia/Pacific regional context can be expected to produce continuing effects on securities and currency markets.

         Unanticipated political, economic or social developments may affect the value of a Portfolio's investments in emerging market countries and the availability to the Portfolio of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Investors should understand that the expense ratio of the International Bond Portfolio can be expected to be higher than those of funds investing in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities. Countries in which the Portfolio may invest include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.

         Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Short-Intermediate Bond, Bond, Intermediate Bond and International Bond Portfolios are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.

         When entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         When the investment management team anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Similarly, when the obligations held by a Portfolio create a short position in a foreign currency, the Portfolio may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. A Portfolio's net long and short foreign currency exposure will not exceed its total asset value. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Portfolio may also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

         In addition, the International Bond Portfolio may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes. The Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

         The International Bond Portfolio may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministries of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Portfolio may invest in securities denominated in other currency "baskets."

         Liquid assets equal to the amount of a Portfolio's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Portfolio. A forward contract to sell a foreign currency is "covered" if a Portfolio owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the Portfolio's price to sell the currency or (ii) greater than the Portfolio's price to sell the currency provided the Portfolio segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Portfolio holds a forward contract (or call option) permitting the Portfolio to sell the same currency at a price that is (i) as high as or higher than the Portfolio's price to buy the currency or (ii) lower than the Portfolio's price to buy the currency provided the Portfolio segregates liquid assets in the amount of the difference.

         Interest Rate Swaps, Floors and Caps and Currency Swaps. The Portfolios (other than the U.S. Treasury Index Portfolio) may enter into interest rate swaps or purchase interest rate floors or caps for hedging purposes and not for speculation. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. A Portfolio will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The Portfolios will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis; i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

         The International Bond Portfolio may enter into currency swaps, which involve the exchange of the rights of the Portfolio and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

         Inasmuch as interest rate and currency swaps are entered into for good faith hedging purposes, the Trust and The Northern Trust Company ("Northern") believe that such transactions do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to interest rate or currency swaps will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess will be segregated by the Portfolio.

         The Portfolios will not enter into an interest rate or currency swap or interest rate floor or cap transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P, Duff or Fitch, or A or P-1 or better by Moody's. If there is a default by the other party to such transaction, the Portfolios will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

         Options. Each Portfolio may buy put options and call options and write covered call and secured put options. Such options may relate to particular securities, financial instruments, foreign currencies, foreign or domestic securities indices or (in the case of the International Bond Portfolio) the yield differential between two securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange (an "Exchange") or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

         The Portfolios will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities or instruments held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian, a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference. The Portfolios will write put options only if they are "secured" by segregated liquid assets in an amount not less than the exercise price of the option at all times during the option period.

         With respect to yield curve options, a call (or put) option is covered if the International Bond Portfolio holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Portfolio's net liability under the two options. Therefore, the Portfolio's liability for such a covered option is generally limited to the difference between the amount of the Portfolio's liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

         A Portfolio's obligation to sell a security or currency subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Portfolio's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security or currency from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security or currency during such period.

         When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

         There are several risks associated with transactions in certain options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an Exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         Futures Contracts and Related Options. Each Portfolio may invest in futures contracts and interest rate futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, for speculative purposes (to seek to increase total return), or for liquidity management purposes. When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Portfolio may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

         Securities Lending. Collateral for loans of portfolio securities made by a Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and/or interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

         Forward Commitments, When-Issued Securities and Delayed Delivery Transactions. When a Portfolio purchases securities on a when-issued, delayed delivery or forward commitment basis, the Portfolio will segregate liquid assets until three days prior to the settlement date having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments, or will otherwise cover its position. In the case of a forward commitment to sell portfolio securities, the Portfolio will segregate the portfolio securities themselves. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed delivery transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

         Commercial Paper, Bankers' Acceptances, Certificates of Deposit, Time Deposits and Bank Notes. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Some states have "depositor preference" laws that give depositors of their state chartered banks priority over holders of bank notes and other general creditors. In addition, the U.S. Congress has adopted legislation which creates a Federal "depositor preference" law providing the claims of certain creditors of an insured depository institution (including its depositors) with priority over the claims of that institution's unsecured creditors (including holders of its notes), in the event of that institution's insolvency or other resolution. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation to the extent of $100,000 per depositor per bank.

         A Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S.

dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

         Commercial paper and other short-term obligations acquired by a Portfolio will be rated A-2 or higher by S&P, P-2 or higher by Moody's, D-2 or higher by Duff, or F-2 or higher by Fitch at the time of purchase or, if unrated, determined to be of comparable quality by the Investment Advisers.

         Insurance Funding Agreements. The Short-Intermediate Bond, Bond and Intermediate Bond Portfolios may invest in insurance funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist.

         Zero Coupon, Pay-in-Kind and Capital Appreciation Bonds. To the extent consistent with their respective investment objectives, each Portfolio may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

         PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

         Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Portfolios are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Portfolio.

         Variable and Floating Rate Instruments. With respect to the variable and floating rate instruments that may be acquired by the Portfolios, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Portfolios' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

         Variable and floating rate instruments eligible for purchase by the Portfolios include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the charge in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Portfolios may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features, subject to applicable SEC regulations. Unrated variable and floating rate instruments will be determined by Northern to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Portfolios.

         Variable and floating rate instruments including inverse floaters held by a Portfolio will be subject to the Portfolio's 15% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days absent a reliable trading market.

         Investment Companies. With respect to the investments of the Portfolios in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act); or (b)(i) not more than 5% of the value of the total assets of a Portfolio will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio.

         Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

         If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

         A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust.

         Repurchase Agreements. Each Portfolio may enter into repurchase agreements with financial institutions, such as banks and broker/dealers, as are deemed creditworthy by Northern and Northern Trust Quantitative Advisors, Inc. ("NTQA" and collectively with Northern, the "Investment Advisers") under guidelines approved by the Trust's Board of Trustees. The repurchase price under the repurchase agreements will generally equal the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Trust's custodian (or subcustodian), in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Portfolio in an amount that exceeds the agreed upon repurchase price (including accrued interest). Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

         Reverse Repurchase Agreements. Each Portfolio may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios will use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

         Risks Related to Lower-Rated Securities. While any investment carries some risk, certain risks associated with lower-rated securities are different than those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Portfolio's net asset value per share.

         There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the markets for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in a portfolio of investments.

         The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

         If an issuer of a security defaults, a Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as a Portfolio's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

         In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Portfolio's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by the Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

         The rating assigned by a rating agency evaluates the safety of a lower-rated security's principal and interest payments, but does not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Advisers perform their own analysis of the issuers whose lower-rated securities the Portfolios hold. Because of this, the Portfolios' performance may depend more on their own credit analysis than in the case of mutual funds investing in higher-rated securities.

         In selecting lower-rated securities, the Investment Advisers consider factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Portfolio's investment portfolio. The Investment Advisers continuously monitor the issuers of lower-rated securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

         Yields and Ratings. The yields on certain obligations, including the instruments in which the Portfolios may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, Duff, Fitch and TBW represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

         Subject to the limitations stated in the Prospectus, if a security held by a Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Advisers determine such retention is warranted.

         Tracking Variance. As discussed in the Prospectus, the U.S. Treasury Index Portfolio is subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the Portfolio and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform the Portfolio's holdings with its investment objective. Tracking variance may also occur due to factors such as the size of the Portfolio, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Portfolio's designated Index or the manner in which the Index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Portfolio. In the event the performance of the Portfolio is not comparable to the performance of its designated Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in the Portfolio's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Portfolio's investment objective.

         Calculation of Portfolio Turnover Rate. The portfolio turnover rate for the Portfolios is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Portfolios to receive favorable tax treatment.

                            INVESTMENT RESTRICTIONS

         Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

         (1) Make loans, except (a) through the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

         (2) Mortgage, pledge or hypothecate any assets (other than pursuant to reverse repurchase agreements) except to secure permitted borrowings.

         (3) Purchase or sell real estate, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

         (4) Purchase or sell commodities or commodity contracts or oil or gas or other mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, enter into futures contracts and related options, and enter into forward currency contracts in accordance with its investment objective and policies.

         (5) Invest in companies for the purpose of exercising control.

         (6) Act as underwriter of securities, except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

         (7) Write puts, calls or combinations thereof, except for transactions in options on securities, financial instruments, currencies and indices of securities (and in the case of the International Bond Portfolio, yield curve options); futures contracts; options on futures contracts; forward currency contracts; short sales of securities against the box; interest rate swaps (and in the case of the International Bond Portfolio, currency swaps); and pair-off transactions (except in the case of the International Bond Portfolio).

         (8) Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry.

For the purposes of this restriction, as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

         (9) Borrow money (other than pursuant to reverse repurchase agreements), except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Portfolio's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Portfolio do not exceed one-third of the Portfolio's total assets. No purchases of securities will be made if borrowings subject to this restriction exceed 5% of the value of the Portfolio's assets. The exceptions in (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Portfolios by enabling the Trust to meet redemption requests when the liquidation of Portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act.

         (10) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may
(a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and
(b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

IN ADDITION, WITH RESPECT TO THE U.S. GOVERNMENT SECURITIES, SHORT-INTERMEDIATE, U.S. TREASURY INDEX, BOND AND INTERMEDIATE BOND PORTFOLIOS:

         (11) The Portfolio may not make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act, provided that this restriction does not apply to the International Bond Portfolio.

         In applying Restriction No. 8 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

         Except to the extent otherwise provided in Investment Restriction No. 8 for the purpose of such restriction, in determining industry classification the Trust intends to use the industry classification titles in the Standard Industrial Classification Manual (except that the International Bond Portfolio will use the Morgan Stanley Capital International industry classification titles). Securities held in escrow or separate accounts in connection with a Portfolio's investment practices described in this Additional Statement and in the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing Investment Restrictions.

         In addition, as a matter of fundamental policy, the International Bond Portfolio will not issue senior securities except as stated in the Prospectus or this Additional Statement.

         As a non-fundamental investment restriction that can be changed without shareholder approval, the International Bond Portfolio may not, at the end of any tax quarter, hold more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the total value of the assets of the Portfolio may be invested in any securities without regard to this 10% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except the U.S. Government). In addition, the International Bond Portfolio may not, at the end of any tax quarter, invest more than 5% of the total value of its assets in the securities of any one issuer (except U.S. Government securities), except that up to 50% of the total value of the Portfolio's assets may be invested in any securities without regard to this 5% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except U.S. Government securities).

         Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.


                          ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

NAME                                          POSITION(S)                        PRINCIPAL OCCUPATION(S)
AND ADDRESS                          AGE      WITH TRUST                           DURING PAST 5 YEARS
-----------                          ---      -----------                           -------------------
William H. Springer                   69      Chairman             Director, Walgreen Co. (a retail drug store business)
701 Morningside Drive                         and                  since 1988; Director of Baker, Fentress & Co. (a
Lake Forest, IL 60045                         Trustee              closed-end, non-diversified management investment company)
                                                                   since 1992; Trustee, Goldman Sachs Trust since 1989.

Richard Gordon Cline                  64      Trustee              Chairman and Director, Hussman International Inc.
4200 Commerce Court, Suite 300                                     (commercial refrigeration company) since January 1998; and
Lisle, IL 60532                                                    Chairman, Hawthorne Inc. (a management advisory services and private investment company) since January 1996; Chairman,
                                                                   President and CEO of NICOR Inc. (a diversified public utility holding company) from 1985 to 1996; Chairman and Director,
                                                                   Federal Reserve Bank of Chicago from 1992 to 1995; Director:
                                                                   Central DuPage Health System; Pet Incorporated; Whitman
                                                                   Corporation (a diversified holding company); Kmart Corporation (a retailing company); Ryerson Tull, Inc. (a metals distribution company); and University of Illinois Foundation.

Edward J. Condon, Jr.                 58      Trustee              Chairman and CEO of The Paradigm Group, Ltd. (a financial
Sear Tower, Suite 9650                                             advisor) since July 1993; within the last five years he
233 S. Wacker Drive                                                has served as:  Vice Chairman and Director of Energenics
Chicago, IL 60606                                                  L.L.C.; Director of Financial Pacific Company; Member of the
                                                                   Board of Managers of The Liberty Hampshire Company, LLC; Member
                                                                   of Advisory Board of Real-Time USA, Inc.; Member of the Board of
                                                                   Directors of University Eldercare, Inc.; Member of the Board of
                                                                   Directors of the Girl Scouts of Chicago; and Member of the Board
                                                                   of Trustees of Dominican University.




NAME                                          POSITION(S)                        PRINCIPAL OCCUPATION(S)
AND ADDRESS                          AGE      WITH TRUST                           DURING PAST 5 YEARS
-----------                          ---      -----------                           -------------------
John W. English                       66      Trustee              Private Investor since 1993; Vice President and Chief
50-H New England Ave.                                              Investment Officer of The Ford Foundation (a charitable
P.O. Box 640                                                       trust) from 1981 to 1993; Trustee:  The China Fund, Inc.;
Summit, NJ 07902-0640                                              American Red Cross in Greater New York; Mote Marine
                                                                   Laboratory; State Street's Select Sector SPDR Trust;
                                                                   Washington Mutual's WM Funds; and United Board for
                                                                   Christian Higher Education in Asia. Director: University
                                                                   of Iowa Foundation; Blanton-Peale Institutes of Religion
                                                                   and Health; Community Foundation of Sarasota County; and
                                                                   Duke Management Company.

Sandra Polk Guthman                   55      Trustee              President and CEO of Polk Bros. Foundation (an Illinois
420 N. Wabash Avenue                                               not-for-profit corporation) from 1993 to present; Director
Suite 204                                                          of Business Transformation from 1992-1993, and Midwestern
Chicago, IL 60611                                                  Director of Marketing from 1988-1992, IBM Corporation; Director:
                                                                   MBIA Insurance Corporation of Illinois (bank holding company)
                                                                   since 1994 and Avondale Financial Corporation (a stock savings and loan holding company) since 1995.

Frederick T. Kelsey                   71      Trustee              Consultant to Goldman Sachs from December 1985 through
3133 Laughing Gull Court                                           February 1988; Director of Goldman Sachs Funds Group and
Johns Island, SC  29455                                            Vice President of Goldman Sachs from May 1981 until his
                                                                   retirement in November 1985; President and Treasurer of the Trust
                                                                   and other investment companies affiliated with Goldman Sachs through August 1985; President from 1983 to 1985, and Trustee from 1983 to 1994, The Centerland Funds and its successor, The
                                                                   Pilot Funds; Trustee, various management investment companies affiliated with Zurich Kemper Investments.

NAME                                          POSITION(S)                        PRINCIPAL OCCUPATION(S)
AND ADDRESS                          AGE      WITH TRUST                           DURING PAST 5 YEARS
-----------                          ---      -----------                           -------------------
Richard P. Strubel                    59      Trustee              Managing Director, Tandem Partners, Inc. (a privately held
737 N. Michigan Avenue                                             management services firm) since 1990; President and CEO,
Suite 1405                                                         Microdot, Inc. (a privately held manufacturing firm) from
Chicago, IL 60611                                                  January 1984 to October 1994; Trustee, Goldman Sachs Trust from
                                                                   1987 to present; Director of Kaynar Technologies Inc. (a leading manufacturer of aircraft fasteners) since March 1997; Trustee of the University of Chicago; Director of Children's Memorial
                                                                   Medical Center.

Gordon F. Linke                       42      President            Vice President, Goldman Sachs Funds Group (sine March
555 California Street                                              1992); Corporate Finance Officer of Bank of America (prior
San Francisco, CA  94104                                           thereto).

James A. Fitzpatrick                  39      Vice                 Vice President, GSAM (since April 1997); Vice President
4900 Sears Tower                              President            and General Manager, First Data Corporation - Investors
Chicago, IL 60606                                                  Services Group prior thereto.

Nancy L. Mucker                        49     Vice                 Vice President, Goldman Sachs (since April 1985);
4900 Sears Tower                              President            Co-Manager, Shareholder Servicing of GSAM (since November
Chicago, IL 60606                                                  1989).

John Perlowski                         34     Treasurer            Vice President, Goldman Sachs (since July 1995); Director,
One New York Plaza                                                 Investors Bank and Trust Company (November 1993 to July
New York, NY 10004                                                 1995); Audit Manager of Arthur Andersen, LLP (prior thereto).




NAME                                          POSITION(S)                        PRINCIPAL OCCUPATION(S)
AND ADDRESS                          AGE      WITH TRUST                           DURING PAST 5 YEARS
-----------                          ---      -----------                           -------------------
Michael J. Richman                     38     Secretary            General Counsel of the Funds Group, GSAM (since December
85 Broad Street                                                    1997); Associate General Counsel of GSAM (February 1994 to
New York, NY 10004                                                 December 1997); Vice President of Goldman Sachs (since June
                                                                   1992); Associate General Counsel of Goldman Sachs (since December

                                                                   1998); Counsel to the Funds Group of GSAM (since June 1992);
                                                                   Partner of Hale and Dorr, September 1991 to June 1992).

Deborah A. Farrell                     27     Assistant            Legal Assistant, Goldman Sachs (since January 1996);
85 Broad Street                               Secretary            Executive Secretary, Goldman Sachs (January 1994 to
New York, NY 10004                                                 January 1996); Legal Secretary, Cleary, Gottlieb, Steen &
                                                                   Hamilton (September 1990 to January 1994).

Steven E. Hartstein                    35     Assistant            Associate, Goldman Sachs (since December 1998); Legal
85 Broad Street                               Secretary            Products Analyst, Goldman Sachs (June 1993 to December
New York, NY 10004                                                 1998).

Howard B. Surloff                      33     Assistant            Assistant General Counsel, GSAM and Associate General
85 Broad Street                               Secretary            Counsel to the Funds Group (since December 1997); Vice
New York, NY 10004                                                 President and Assistant General Counsel, Goldman Sachs (since
                                                                   November 1993 and May 1994, respectively); Counsel to the Funds
                                                                   Group, GSAM (since November 1993); Associate of Shereff,
                                                                   Friedman, Hoffman & Goodman, LLP (prior thereto).

Valerie A. Zondorak,                   33     Assistant            Assistant General Counsel, GSAM and the Funds Group (since
85 Broad Street                               Secretary            December 1997); Vice President and Assistant General
New York, NY 10004                                                 Counsel, Goldman Sachs (since December 1997) and Vice
                                                                   President and Counsel to Goldman Sachs (since March 1997);
                                                                   Associate of Shereff, Friedman, Hoffman & Goodman, LLP
                                                                   (prior thereto).

         Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with the Investment Advisers, Goldman Sachs and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. Springer, Kelsey, Strubel, Perlowski, Fitzpatrick, Richman, Surloff and Hartstein and Mmes. Farrell, Mucker and Zondorak hold similar positions with one or more investment companies that are advised by Goldman Sachs. As a result of the responsibilities assumed by the Investment Advisers under the Advisory Agreements with the Trust, by Northern under its Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement with the Trust and by Goldman Sachs under its Administration Agreement and Distribution Agreement with the Trust, the Trust itself requires no employees.

         Each officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

         Each Trustee earns a quarterly retainer of $6,750 and the Chairman of the Board earns a quarterly retainer of $10,125. Each Trustee, including the Chairman of the Board, earns an additional fee of $2,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

         In addition, the Trustees established an Audit Committee consisting of three members including a Chairman of the Committee. Each member earns a fee of $2,500 for each meeting attended and the Chairman earns a quarterly retainer of $1,500.

         Each Trustee will hold office for an indefinite term until the earliest of (1) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (2) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (3) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the fiscal year of the Trust in which he or she attains the age of 72 years.

         The Trust's officers do not receive fees from the Trust for services in such capacities, although Goldman Sachs, of which they are also officers, receives fees from the Trust for administrative services.

         The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 1998:

                                                                            Pension or
                                                     Aggregate          Retirement Benefits     Total Compensation
                                               Compensation from the    Accrued as Part of          from Trust
Name of Trustee                                        Trust             Trust's Expenses        Paid to Trustees
---------------                                ---------------------    -------------------     ------------------
William H. Springer                                   $46,750                   $0                    $46,750

Richard G. Cline                                      $34,000                   $0                    $34,000

Edward J. Condon, Jr.                                 $37,000                   $0                    $37,000

John W. English                                       $32,500                   $0                    $32,500

Sandra Polk Guthman                                   $34,000                   $0                    $34,000

Frederick T. Kelsey                                   $37,000                   $0                    $37,000

Richard P. Strubel                                    $42,250                   $0                    $42,250

               INVESTMENT ADVISERS, TRANSFER AGENT AND CUSTODIAN

         Northern, a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company, is one of the nation's leading providers of trust and investment management services. Northern is one of the strongest banking organizations in the United States. Northern believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees, (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of federal regulations, (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs, and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives. NTQA, also a wholly-owned subsidiary of Northern Trust Corporation, serves as investment adviser principally to defined benefit and defined contribution plans and manages over 60 equity and bond commingled and common trust funds. As of December 31, 1998, the Investment Advisers and their affiliates had approximately $236 billion in assets under management for clients including public and private retirement funds, endowments, foundations, trusts, corporations, other investment companies and individuals.

         Subject to the general supervision of the Board of Trustees, the Investment Advisers make decisions with respect to, and place orders for, all purchases and sales of portfolio securities for each Portfolio. The Advisory Agreements with the Trust provide that in selecting brokers or dealers to place orders for transactions, the Investment Advisers shall attempt to obtain best net price and execution or, with respect to the International Bond and Intermediate Bond Portfolios, their best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers may consider the brokerage and research services provided to the Portfolios and/or other accounts over which the Investment Advisers or an affiliate of Northern exercise investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.

         Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolios will engage in this practice, however, only when the Investment Advisers believe such practice to be in the Portfolios' interests.

         On occasions when the Investment Advisers deem the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by them (including any other Portfolio, investment company or account for which the Investment Advisers act as adviser), the Advisory Agreements provide that the Investment Advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisers in the manner they consider to be most equitable and consistent with their fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreements permit the Investment Advisers, at their discretion but subject to applicable law, to select the executing broker or dealer on the basis of their opinion of the reliability and quality of such broker or dealer.

         The Advisory Agreements provide that the Investment Advisers may render similar services to others so long as their services under such Agreements are not impaired thereby. The Advisory Agreements also provide that the Trust will indemnify the Investment Advisers against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreements) or, in lieu thereof, contribute to resulting losses.

         Under its Transfer Agency Agreement with the Trust, with respect to shares held by Institutions, Northern has undertaken to perform some or all of the following services: (1) establish and maintain an omnibus account in the name of each Institution; (2) process purchase orders and redemption requests from an Institution, and furnish confirmations and disburse redemption proceeds;
(3) act as the income disbursing agent of the Trust; (4) answer inquiries from Institutions; (5) provide periodic statements of account to each Institution;
(6) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (7) if required by law, prepare and forward to Institutions shareholder communications (such as proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices); (8) preserve all records; and (9) furnish necessary office space, facilities and personnel. Under the Transfer Agency Agreement, with respect to shares held by investors, Northern has also undertaken to perform some or all of the following services: (1) establish and maintain separate accounts in the name of the investors; (2) process purchase orders and redemption requests, and furnish confirmations in accordance with applicable law; (3) disburse redemption proceeds; (4) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (5) act as income disbursing agent of the Trust in accordance with the terms of the Prospectus and instructions from the Trust or its administrator; (6) provide periodic statements of account; (7) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions);
(8) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts; (9) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors; (10) furnish the Trust with all pertinent Blue Sky information;
(11) perform all required tax withholding; (12) preserve records; and (13) furnish necessary office space, facilities and personnel. Northern may appoint one or more sub-transfer agents in the performance of its services.

         As compensation for the services rendered by Northern under the Transfer Agency Agreement and the assumption by Northern of related expenses, Northern is entitled to a fee from the Trust, payable monthly, at an annual rate of .01%, .10% and .15% of the average daily net asset value of the Class A, C and D Shares, respectively, in the Portfolios.

         Under its Custodian Agreement (and in the case of the International Bond Portfolio, its Foreign Custody Agreement) with the Trust, Northern (1) holds each Portfolio's cash and securities, (2) maintains such cash and securities in separate accounts in the name of the Portfolio, (3) makes receipts and disbursements of funds on behalf of the Portfolio, (4) receives, delivers and releases securities on behalf of the Portfolio, (5) collects and receives all income, principal and other payments in respect of the Portfolio's investments held by Northern under the Agreement, and (6) maintains the accounting records of the Trust. Northern may employ one or more subcustodians, provided that Northern, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern and that the responsibility or liability of the subcustodian to Northern shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between Northern and such subcustodian to which such resolution relates). In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that Northern shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and
(iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. Northern may also appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as Northern may from time to time direct, provided that the appointment of an agent shall not relieve Northern of any of its responsibilities under either Agreement. Northern has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Portfolios' foreign securities.

         As compensation for the services rendered to the Trust by Northern as custodian to the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond and Intermediate Bond Portfolios, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that Northern as Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by Northern as custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment.

         As compensation for the services rendered to the Trust under the Foreign Custody Agreement with respect to the International Bond Portfolio, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $35,000 annually for the International Bond Portfolio, plus (ii) 9/100th of 1% annually of the Portfolio's average daily net assets, plus (iii) reimbursement for fees incurred by Northern as foreign custodian for telephone, postage, courier fees, office supplies and duplicating.

         Northern's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

         Unless sooner terminated, the Advisory Agreements, the Custodian Agreement (or in the case of the International Bond Portfolio, the Foreign Custody Agreement) and the Transfer Agency Agreement will continue in effect with respect to a particular Portfolio until April 30, 1999 and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) on 60 days' written notice to Northern or NTQA and by Northern or NTQA on 60 days' written notice to the Trust.

         Prior to April 1, 1998, Northern served as investment adviser to the U.S. Treasury Index Portfolio on the same terms as those described above. For the fiscal years or periods ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (after fee waivers) was as follows:

                                                                  1998                  1997                 1996
                                                                  ----                  ----                 ----
U.S. Government Securities
Portfolio                                                       $ 123,385              $214,637             $219,457
Short-Intermediate Bond
Portfolio                                                         498,090               428,876              421,548
U.S. Treasury Index Portfolio                                      37,969                43,880               26,172
Bond Portfolio                                                  1,454,684             1,086,221              830,217
Intermediate Bond Portfolio (1)                                    55,413                 8,743                  N/A
International Bond Portfolio                                      185,420               200,976              224,098

--------------
(1)      Commenced investment operations on July 31, 1997.

         For the fiscal years or periods ended November 30 as indicated, the Investment Advisers waived advisory fees as follows:

                                                                 1998                 1997                 1996
                                                                 ----                 ----                 ----
U.S. Government Securities
Portfolio                                                       $172,740             $300,491             $307,297
Short-Intermediate Bond
Portfolio                                                        697,327              600,427              589,702
U.S. Treasury Index Portfolio                                     63,282               73,133               43,719
Bond Portfolio                                                 2,036,562            1,520,709            1,162,601
Intermediate Bond Portfolio (1)                                   77,578               12,240                  N/A
International Bond Portfolio                                      52,977               57,422               63,958

--------------
(1)      Commenced investment operations on July 31, 1997.

         For the fiscal years or periods ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio was as follows:

                                                                 1998                 1997                 1996
                                                                 ----                 ----                 ----
U.S. Government Securities
Portfolio                                                        $ 9,110              $12,116              $12,058
Short-Intermediate Bond
Portfolio                                                         21,373               17,908               16,929
U.S. Treasury Index Portfolio                                      5,260                4,802                2,414
Bond Portfolio                                                   112,476               74,971               39,420
Intermediate Bond Portfolio (1)                                    2,226                  347                  N/A
International Bond Portfolio                                       2,837                2,957                3,220

--------------
(1)      Commenced investment operations on July 31, 1997.

         For the fiscal years or periods ended November 30 as indicated, the amount of custodian fees (and, in the case of the International Bond Portfolio, the foreign custodian fees) incurred by each Portfolio was as follows:

                                                                   1998                 1997                 1996
                                                                   ----                 ----                 ----
U.S. Government Securities
Portfolio                                                        $21,756              $21,569              $19,709
Short-Intermediate Bond
Portfolio                                                         28,255               29,972               28,060
U.S. Treasury Index Portfolio                                     21,321               21,465               20,242
Bond Portfolio                                                    76,339               48,245               46,249
Intermediate Bond Portfolio (1)                                   17,589                7,200                  N/A
International Bond Portfolio                                      54,780               67,525               67,555

--------------
(1)      Commenced investment operations on July 31, 1997.

         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Northern and NTQA believe that they may perform the services contemplated by their agreements with the Trust without violation of such banking laws or regulations, which are applicable to them. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Northern and NTQA from continuing to perform such services for the Trust.

         Should future legislative, judicial or administrative action prohibit or restrict the activities of Northern or NTQA in connection with the provision of services on behalf of the Trust, the Trust might be required to alter materially or discontinue its arrangements with Northern or NTQA and change its method of operations. It is not anticipated, however, that any change in the Trust's method of operations would affect the net asset value per share of any Portfolio or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, the Trust expects that Northern and its affiliates would consider the possibility of offering to perform some or all of the services now provided by Goldman Sachs. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Northern and its affiliates might offer to provide services for consideration by the Trustees.

         Goldman Sachs is also an active investor, dealer and/or underwriter in many types of stocks, bonds and other instruments. Its activities in this regard could have some effect on the market for those instruments which the Portfolios acquire, hold or sell.

         Under a Service Mark License Agreement with the Trust, Northern Trust Corporation agrees that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds." (This undertaking by the Trust may be subject to certain legal limitations.)

PORTFOLIO TRANSACTIONS

         To the extent that a Portfolio effects brokerage transactions with Goldman Sachs or any broker/dealer affiliated directly or indirectly with the Investment Advisers, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker/dealer effecting such transactions, will be fair and reasonable to the shareholders of the Portfolio.

         For the fiscal years ended November 30, 1998, 1997 and 1996, all portfolio transactions for the Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolios. Purchases by the Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.

         During the fiscal year ended November 30, 1998, the Short-Intermediate Bond Portfolio did not acquire or sell any securities of its regular broker/dealers or their parents. At November 30, 1998, the Short-Intermediate Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
Donaldson, Lufkin & Jenrette, Inc., with an approximate aggregate market value of $13,474,000; and Lehman Brothers, Inc., with an approximate aggregate market value of $1,130,000.

         During the fiscal year ended November 30, 1998, the Bond Portfolio did not acquire or sell any securities of its regular broker/dealers or their parents. At November 30, 1998, the Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule

10b-1 under the 1940 Act, or their parents: Donaldson, Lufkin & Jenrette, Inc., with an approximate aggregate market value of $3,996,000; Lehman Brothers, Inc., with an approximate aggregate market value of $14,123,000; and Morgan Stanley Group, Inc., with an approximate aggregate market value of $20,502,000.

         During the fiscal year ended November 30, 1998, the Intermediate Bond Portfolio did not acquire or sell any securities of its regular broker/dealers or their parents. At November 30, 1998, the Intermediate Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Morgan Stanley Group, Inc., with an approximate aggregate market value of $364,000.

         During the fiscal year ended November 30, 1998, neither the U.S. Government Securities Portfolio, U.S. Treasury Index Portfolio nor International Bond Portfolio acquired, sold or owned any securities of their regular broker/dealers or their parents.

PORTFOLIO VALUATION

         U.S. and foreign investments held by a Portfolio are valued at the last quoted sales price on the exchange on which such securities are primarily traded, except that securities listed on an exchange in the United Kingdom are valued at the average of the closing bid and ask prices. If any securities listed on a U.S. securities exchange are not traded on a valuation date, they will be valued at the last quoted bid price. If securities listed on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted trade price. Securities which are traded in the U.S. over-the-counter markets are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are valued at the last sales price, except that such securities traded in the United Kingdom are valued at the average of the closing bid and ask prices. Shares of investment companies held by the Portfolios will be valued at their respective net asset values. Any securities, including restricted securities, for which current quotations are not readily available are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Short-term investments are valued at amortized cost which the Investment Adviser has determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

ADMINISTRATOR AND DISTRIBUTOR

         Goldman Sachs, 85 Broad Street, New York, New York 10004, acts as administrator and distributor for the Portfolios. Under its Administration Agreement with the Trust, Goldman Sachs, subject to the general supervision of the Trust's Board of Trustees, acts as the Trust's Administrator. In this capacity, Goldman Sachs (1) provides supervision of certain aspects of the Trust's non-investment advisory operations (the parties giving recognition to the fact that certain of such operations are performed by Northern pursuant to the Trust's agreements with Northern), (2) provides the Trust, to the extent not provided pursuant to such agreements, with such personnel as are reasonably necessary for the conduct of the Trust's affairs, (3) arranges, to the extent not provided pursuant to such agreements, for the preparation at the Trust's expense of its tax returns, reports to shareholders, periodic updating of the prospectuses issued by the Trust, and reports filed with the SEC and other regulatory authorities (including qualification under state securities or Blue Sky laws of the Trust's shares), and (4) provides the Trust, to the extent not provided pursuant to such agreements, with adequate office space and equipment and certain related services in Chicago.

         Subject to the limitations described below, as compensation for its administrative services and the assumption of related expenses, Goldman Sachs is entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of .15% of the average daily net assets of the International Bond Portfolio, and .10% of the average daily net assets of each other Portfolio. For the fiscal years or periods ended November 30 as indicated, Goldman Sachs received fees under the Administration Agreement (after fee waivers) in the amount of:

                                                                       1998               1997                1996
                                                                       ----               ----                ----
U.S. Government Securities
Portfolio                                                             $49,354            $ 85,432           $ 87,782
Short-Intermediate Bond
Portfolio                                                             199,235             171,514            168,616
U.S. Treasury Index Portfolio                                          25,313              29,247             17,448
Bond Portfolio                                                        581,869             434,500            332,084
Intermediate Bond Portfolio (1)                                        22,165               3,470                N/A
International Bond Portfolio                                           39,733              36,801             32,014

--------------
(1)      Commenced investment operations on July 31, 1997.


         For the fiscal years or periods ended November 30 as indicated and prior to May 1, 1997, Goldman Sachs voluntarily agreed to waive a portion of its administration fee for each Portfolio then in existence resulting in an effective fee of .10% of the average daily net assets for each Portfolio. The effect of these waivers by Goldman Sachs was to reduce administration fees by the following amounts:

                                                                       1998               1997                1996
                                                                       ----               ----                ----
U.S. Government Securities
Portfolio                                                             $0                 $52,820               $131,975
Short-Intermediate Bond
Portfolio                                                              0                  72,454                185,161
U.S. Treasury Index Portfolio                                          0                  17,382                 26,353
Bond Portfolio                                                         0                  94,064                243,306
Intermediate Bond Portfolio (1)                                        0                     N/A                    N/A
International Bond Portfolio                                           0                  18,779                 48,221

--------------
(1)      Commenced investment operations on July 31, 1997.

         In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceed a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during the current fiscal year, Goldman Sachs will waive a portion of its administration fees during the following fiscal year. This undertaking may be terminated by Goldman Sachs at any time without the consent of the Trust or the shareholders. There have been no waivers pursuant to this agreement during the last three fiscal years.

         Goldman Sachs has agreed for the current fiscal year to reimburse each Portfolio for its expenses (including fees payable to Goldman Sachs as administrator, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis .25% of the International Bond Portfolio's average daily net assets and .10% of each other Portfolio's average daily net assets. Prior to May 1, 1997, this undertaking was voluntary with respect to the Portfolios. As of May 1, 1997, this undertaking is contractual with respect to all Portfolios. The effect of these reimbursements by Goldman Sachs for the fiscal years or periods ended November 30 as indicated were to reduce the expenses of each Portfolio by:

                                                                  1998                 1997                 1996
                                                                  ----                 ----                 ----
U.S. Government Securities
Portfolio                                                        $72,267              $70,879              $68,799
Short-Intermediate Bond
Portfolio                                                        103,011              102,005               97,056
U.S. Treasury Index Portfolio                                     66,821               71,652               67,218
Bond Portfolio                                                   222,213              165,969              142,673
Intermediate Bond Portfolio (1)                                   83,211               54,096                  N/A
International Bond Portfolio                                      95,507               82,249               87,159

--------------
(1)      Commenced investment operations on July 31, 1997.

         Unless sooner terminated, the Administration Agreement will continue in effect with respect to a particular Portfolio until April 30, 1999, and thereafter for successive 12-month periods, provided that the agreement is approved annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined by the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). The Administration Agreement is terminable at any time without penalty by the Trust (upon specified Trustee or shareholder action) on 60 days' written notice to Goldman Sachs and by Goldman Sachs on 60 days' written notice to the Trust.

         The Trust has entered into a Distribution Agreement under which Goldman Sachs, as agent, sells shares of each Portfolio on a continuous basis. Goldman Sachs pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of all other sales presentations, mailings, advertising and other distribution efforts. No compensation is payable by the Trust to Goldman Sachs for such distribution services.

         The Administration Agreement and the Distribution Agreement provide that Goldman Sachs may render similar services to others so long as its services under such Agreements are not impaired thereby. The Administration Agreement provides that the Trust will indemnify Goldman Sachs against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Administration Agreement and Distribution Agreement) or, in lieu thereof, contribute to resulting losses.

SHAREHOLDER SERVICING PLAN

         As stated in the Portfolios' Prospectus, Service Agents may enter into servicing agreements with the Trust under which they provide (or arrange to have provided) support services to their Customers or other investors who beneficially own such shares in consideration of the Portfolios' payment of not more than .15% and .25% (on an annualized basis) of the average daily net asset value of the Class C and D Shares, respectively, beneficially owned by such Customers or investors.

         For the fiscal years or periods ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of each Portfolio then in existence was as follows:

                                                                1998                 1997              1996
                                                                ----                 ----              ----
U.S. Government Securities Portfolio
         Class C (1)                                          $ 5,132              $ 5,225           $ 5,040
         Class D                                                1,955                  710               452
Short-Intermediate Bond Portfolio
         Class C                                                  N/A                  N/A               N/A
         Class D                                                2,584                1,349               127
U.S. Treasury Index Portfolio
         Class C (2)                                               25                  N/A               N/A
         Class D                                                4,846                3,353             1,198
Bond Portfolio
         Class C                                               86,693               51,720             6,686
         Class D                                                4,050                  887               397
Intermediate Bond Portfolio
         Class C                                                  N/A                  N/A               N/A
         Class D (3)                                               17                  N/A               N/A
International Bond Portfolio
         Class C                                                  N/A                  N/A               N/A
         Class D                                                  334                  154                30

-----------------
(1)      Class C Shares were issued on December 29, 1995.
(2)      Class C Shares were issued on October 7, 1998.
(3)      Class D Shares were issued on October 5, 1998.

         Services provided by or arranged to be provided by Service Agents under their servicing agreements may include: (1) establishing and maintaining separate account records of Customers or other investors; (2) providing Customers or other investors with a service that invests their assets in shares of certain classes pursuant to specific or pre-authorized instructions, and assistance with new account applications; (3) aggregating and processing purchase and redemption requests for shares of certain classes from Customers or other investors, and placing purchase and redemption orders with the Transfer Agent; (4) issuing confirmations to Customers or other investors in accordance with applicable law; (5) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds; (6) processing dividend payments on behalf of Customers or other investors; (7) providing information periodically to Customers or other investors showing their positions in shares; (8) responding to Customer or other investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the Service Agents; (9) acting as liaison with respect to all inquiries and complaints from Customers and other investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (10) providing or arranging for another person to provide subaccounting with respect to shares of certain classes beneficially owned by Customers or other investors; (11) if required by law, forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers and other investors; (12) providing such office space, facilities and personnel as may be required to perform their services under the servicing agreements; (13) maintaining appropriate management reporting and statistical information; (14) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (15) developing and monitoring investment programs; and (16) providing such other similar services as the Trust may reasonably request to the extent the Service Agents are permitted to do so under applicable statutes, rules and regulations.

         The Trust's agreements with Service Agents are governed by a Plan (called the "Shareholder Servicing Plan") which has been adopted by the Board of Trustees. Pursuant to the Shareholder Servicing Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Service Agents and the purposes for which the expenditures were made. In addition, the arrangements with Service Agents must be approved annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

         The Board of Trustees has approved the arrangements with Service Agents based on information provided by the Trust's service contractors that there is a reasonable likelihood that the arrangements will benefit the Portfolios and their shareholders by affording the Portfolios greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

COUNSEL AND AUDITORS

         Drinker Biddle & Reath LLP, with offices at 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serve as counsel to the Trust.

         Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

IN-KIND PURCHASES AND REDEMPTIONS

         Payment for shares of a Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

         Although each Portfolio generally will redeem shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in kind of securities (instead of cash) from such Portfolio. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.


                            PERFORMANCE INFORMATION

         The performance of a class of shares of a Portfolio may be compared to those of other mutual funds with similar investment objectives and to bond, stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by Lipper Analytical Services, Inc. or other independent mutual fund reporting services. In addition, the performance of a class may be compared to the Lehman Brothers Government/Corporate Bond Index (or its components, including the Treasury Bond Index), S&P 500 Index, S&P/Barra Growth Index, the Russell 2000 Index, the EAFE Index or other unmanaged stock and bond indices, including, but not limited to, the Merrill Lynch 1-5 Year Government Bond Index, the Merrill Lynch 1-5 Year Corporate/Government Bond Index, the 3-month LIBOR Index, the 91-day Treasury Bill Rate, the Composite Index, the J.P. Morgan Non-U.S. Government Bond Index, and the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industry companies listed on the New York Stock Exchange. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

         The Portfolios calculate their total returns for each class of shares on an "average annual total return" basis for various periods from the dates the respective Portfolios commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Portfolio with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Portfolios may also advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

         Each Portfolio that advertises an "average annual total return" for a class of shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:
                                           1
                          T     =     (ERV)-
                                      (---)n   -  1
                                      ( P )

         Where:           T     =     average annual total return;

                          ERV   =     ending redeemable value at the end of
                                      the applicable period (or fractional
                                      portion thereof) of a hypothetical $1,000
                                      payment made at the beginning of the 1, 5 or 10 year (or other) period;

                          P     =     hypothetical initial payment of $1,000;
                                      and


                          n     =     period covered by the computation,
                                      expressed in terms of years.

         Each Portfolio that advertises an "aggregate total return" for a class of shares computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


                                    [(ERV)]
                          T     =   [(---)]  -  1
                                    [( P )]


         The calculations set forth below are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date and (2) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

         The average annual total returns and aggregate total returns shown below for the Short-Intermediate Bond, U.S. Treasury Index and Bond Portfolios include, for periods prior to the commencement of the Portfolios' operations, the performance of predecessor collective funds adjusted to reflect the higher estimated fees and expenses applicable to such Portfolios' Class A Shares at the time of their inception. Although all such predecessor collective funds were managed by Northern for the periods stated in a manner and pursuant to investment objectives that were equivalent in all material respects to the management and investment objectives of the corresponding Portfolios, such predecessor collective funds were not registered under the 1940 Act and were not subject to certain investment restrictions imposed by the 1940 Act. If they had been registered under the 1940 Act, performance might have been adversely affected. The average annual total returns and aggregate total returns shown for the Portfolios for their Class C and/or Class D Shares also include, for the periods prior to the inception of such classes, the performance of the Portfolios' Class A Shares. Because the fees and expenses of Class C and Class D Shares are, respectively, 0.24% and 0.39% higher than those of Class A Shares, actual performance for periods prior to the inception of Class C and Class D Shares would have been lower if such higher fees and expenses had been taken into account.

         Following commencement of operations of the Portfolios, Goldman Sachs reimbursed expenses to the Portfolios and voluntarily agreed to reduce a portion of its administration fee for each Portfolio pursuant to the undertaking described above under "Additional Trust Information - Administrator and Distributor" and "Investment Advisers, Transfer Agent and Custodian," and Northern waived a portion of its investment advisory fees with respect to the Portfolios. The average annual total returns and aggregate total returns of each Portfolio with respect to Class A, Class C and Class D Shares, as applicable, are shown below with and without such fee waivers and expense reimbursements.

                                                     FOR PERIODS ENDED NOVEMBER 30, 1998

                                                       AVERAGE ANNUAL TOTAL RETURNS (%)
                                                                                      SINCE
                                                1 YEAR      5 YEAR     10 YEAR      INCEPTION
BOND(1)
CLASS A
  with fee waivers and                          10.31        8.00        9.71           -
  expense reimbursements

  without fee waivers and                        9.89        7.51        9.19           -
  expense reimbursements

CLASS C
  with fee waivers and                          10.04        7.82        9.62           -
  expense reimbursements

  without fee waivers and                        9.63        7.33        9.10           -
  expense reimbursements

CLASS D
  with fee waivers and                           9.89        7.64        9.53           -
  expense reimbursements

  without fee waivers and                        9.47        7.16        9.01           -
  expense reimbursements

INTERMEDIATE BOND(2)
CLASS A
  with fee waivers and                           7.55         -           -            6.53
  expense reimbursements

  without fee waivers and                        6.73         -           -            5.15
  expense reimbursements

CLASS D
  with fee waivers and                           7.40         -           -            6.42
  expense reimbursements

  without fee waivers and                        6.58         -           -            5.09
  expense reimbursements

                                                     FOR PERIODS ENDED NOVEMBER 30, 1998

                                                          AGGREGATE TOTAL RETURNS (%)
                                                                                      SINCE
                                                1 YEAR      5 YEAR     10 YEAR      INCEPTION
BOND(1)
CLASS A
  with fee waivers and                          10.31       46.93       152.62           -
  expense reimbursements

  without fee waivers and                        9.89       43.63       140.90           -
  expense reimbursements

CLASS C
  with fee waivers and                          10.04       45.71       150.55           -
  expense reimbursements

  without fee waivers and                        9.63       42.43       138.92           -
  expense reimbursements

CLASS D
  with fee waivers and                           9.89       44.50       148.50           -
  expense reimbursements

  without fee waivers and                        9.47       41.31       136.95           -
  expense reimbursements

INTERMEDIATE BOND(2)
CLASS A
  with fee waivers and                           7.55         -           -            8.81
  expense reimbursements

  without fee waivers and                        6.73         -           -            7.29
  expense reimbursements

CLASS D
  with fee waivers and                           7.40         -           -            8.65
  expense reimbursements

  without fee waivers and                        6.58         -           -            7.14
  expense reimbursements

                                                     FOR PERIODS ENDED NOVEMBER 30, 1998

                                                       AVERAGE ANNUAL TOTAL RETURNS (%)
                                                                             SINCE
                                                1 YEAR      5 YEAR     10 YEAR      INCEPTION
SHORT-INTERMEDIATE BOND(3)
CLASS A
  with fee waivers and                           7.50        6.25        7.37           -
  expense reimbursements

  without fee waivers and                       11.41        6.56        7.22           -
  expense reimbursements

CLASS D
  with fee waivers and                           7.08       5.90         7.19            -
  expense reimbursements

  without fee waivers and                        6.66       5.35         6.61            -
  expense reimbursements

U.S. TREASURY INDEX(4)
CLASS A
  with fee waivers and                           10.92      7.10         8.98            -
  expense reimbursements

  without fee waivers and                        10.41      6.46         8.32            -
  expense reimbursements

CLASS C
  with fee waivers and                           10.94      7.10         8.98            -
  expense reimbursements

  without fee waivers and                        10.43      6.47         8.32            -
  expense reimbursements

CLASS D
  with fee waivers and                           10.50      6.77         8.81            -
  expense reimbursements

  without fee waivers and                        9.99       6.13         8.15            -
  expense reimbursements

                                                     FOR PERIODS ENDED NOVEMBER 30, 1998

                                                          AGGREGATE TOTAL RETURNS (%)
                                                                                    SINCE
                                              1 YEAR      5 YEAR     10 YEAR      INCEPTION
SHORT-INTERMEDIATE BOND(3)
CLASS A
  with fee waivers and                           7.50      35.41       103.62            -
  expense reimbursements

  without fee waivers and                       11.41      37.40       100.79            -
  expense reimbursements

CLASS D
  with fee waivers and                           7.08      33.19       100.24            -
  expense reimbursements

  without fee waivers and                        6.66      29.77        89.66            -
  expense reimbursements

U.S. TREASURY INDEX(4)
CLASS A
  with fee waivers and                          10.92      40.91       136.30            -
  expense reimbursements

  without fee waivers and                       10.41      36.75       122.38            -
  expense reimbursements

CLASS C
  with fee waivers and                          10.94      40.91       136.30            -
  expense reimbursements

  without fee waivers and                       10.43      36.82       122.38            -
  expense reimbursements

CLASS D
  with fee waivers and                          10.50      38.75       132.64            -
  expense reimbursements

  without fee waivers and                       9.99       34.65       118.91            -
  expense reimbursements

                                                     FOR PERIODS ENDED NOVEMBER 30, 1998

                                                       AVERAGE ANNUAL TOTAL RETURNS (%)
                                                                                      SINCE
                                                1 YEAR      5 YEAR     10 YEAR      INCEPTION
U.S. GOVERNMENT SECURITIES(5)
CLASS A
  with fee waivers and                           7.36       5.74          -            5.60
  expense reimbursements

  without fee waivers and                        6.84       5.09          -            4.94
  expense reimbursements

CLASS C
  with fee waivers and                           7.10       5.59          -            5.47
  expense reimbursements

  without fee waivers and                        6.58       4.94          -            4.82
  expense reimbursements

CLASS D
  with fee waivers and                           6.96       5.38          -            5.28
  expense reimbursements

  without fee waivers and                        6.44       4.73          -            4.62
  expense reimbursements

INTERNATIONAL BOND(6)
CLASS A
  with fee waivers and                           11.85        -           -            8.42
  expense reimbursements

  without fee waivers and                        11.18        -           -            7.81
  expense reimbursements

CLASS D
  with fee waivers and                           11.43        -           -            8.16
  expense reimbursements

  without fee waivers and                        10.76        -           -            7.54
  expense reimbursements

                                                     FOR PERIODS ENDED NOVEMBER 30, 1998

                                                          AGGREGATE TOTAL RETURNS (%)
                                                                                    SINCE
                                                1 YEAR    5 YEAR     10 YEAR      INCEPTION
U.S. GOVERNMENT SECURITIES(5)
CLASS A
  with fee waivers and                            7.36     32.19          -           36.16
  expense reimbursements

  without fee waivers and                         6.84     28.18          -           31.40
  expense reimbursements

CLASS C
  with fee waivers and                            7.10     31.25          -           35.19
  expense reimbursements

  without fee waivers and                         6.58     27.26          -           30.53
  expense reimbursements

CLASS D
  with fee waivers and                            6.96     29.95          -           33.82
  expense reimbursements

  without fee waivers and                         6.44     26.00          -           29.14
  expense reimbursements

INTERNATIONAL BOND(6)
CLASS A
  with fee waivers and                           11.85       -            -           46.02
  expense reimbursements

  without fee waivers and                        11.18       -            -           42.18
  expense reimbursements

CLASS D
  with fee waivers and                           11.43       -            -           44.35
  expense reimbursements

  without fee waivers and                        10.76       -            -           40.53
  expense reimbursements

----------------------

1. For Class A, C and D Shares, performance data prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class C and D Shares, performance data from January 11, 1993 to July 3, 1995 (commencement of Class C Shares) and September 14, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because the fees and expenses of Class C and Class D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance data of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

2. For Class D Shares, performance data from August 1, 1997 to October 5, 1998 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations on August 1, 1997. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

3. For Class A and D Shares, performance data prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance data from January 11, 1993 to September 14, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance data of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

4. For Class A, C and D Shares, performance data prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class C and D Shares, performance data from January 11, 1993 to October 7, 1998 (commencement of Class C Shares) and November 16, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because the fees and expenses of Class C and Class D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. Performance data of the predecessor collective fund is shown from January 1, 1987, the date from which the predecessor fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio. The performance data of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

5. For Class C and D Shares, performance data prior to December 29, 1995 (commencement of Class C Shares), and September 15, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations April 5, 1993. Because fees and expenses of Class C and D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

6. For Class D Shares, performance data prior to November 20, 1995 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations on March 28, 1994. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

         The yield of a class of shares in the Portfolios is computed based on the net income of such class during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, a Portfolio's yield for a class of shares is computed by dividing the per share net income for the class during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.


         The Portfolios' 30-day (or one month) standard yield is calculated for each class of the Portfolios in accordance with the method prescribed by the SEC for mutual funds:


                              [( a-b      )6      ]
                    Yield = 2 [( ---  + 1 )   - 1 ]
                              [( cd       )       ]

              Where:    a = dividends and interest earned by a Portfolio during
                            the period;

                        b = expenses accrued for the period (net of
                            reimbursements);

                        c = average daily number of shares outstanding during
                            the period entitled to receive dividends; and

                        d = net asset value per share on the last day of the
                            period.

         For the 30-day period ended November 30, 1998, the annualized yields for the Class A, Class C and Class D Shares of the Portfolios were as follows:

                                                             30-Day Yield
                                                             ------------
U.S. Government Securities
  Portfolio
           Class A                                                 5.14%
           Class C                                                 4.89
           Class D                                                 4.74

Short-Intermediate Bond
  Portfolio
           Class A                                                 5.31
           Class C                                                 N/A
           Class D                                                 4.92

U.S. Treasury Index Portfolio
           Class A                                                 4.85
           Class C                                                 4.64
           Class D                                                 4.51


Bond Portfolio
           Class A                                                 5.47
           Class C                                                 5.23
           Class D                                                 5.08

Intermediate Bond Portfolio
           Class A                                                 5.29
           Class C                                                 N/A
           Class D                                                 4.90

International Bond Portfolio
           Class A                                                 3.17
           Class C                                                 N/A
           Class D                                                 2.78

         The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Investment Advisers, Transfer Agent and Custodian" and "Administrator and Distributor" under "Additional Trust Information." In the absence of such fee reductions and expense limitations, the annualized 30-day yields of each Portfolio with respect to Class A, Class C and Class D Shares would have been as follows:

                                                             30-Day Yield
                                                             ------------
U.S. Government Securities
  Portfolio
           Class A                                                 4.64%
           Class C                                                 4.39
           Class D                                                 4.24

Short-Intermediate Bond Portfolio
           Class A                                                 4.91
           Class C                                                 N/A
           Class D                                                 4.52

U.S. Treasury Index Portfolio
           Class A                                                 4.34
           Class C                                                 4.13
           Class D                                                 4.00

Bond Portfolio
           Class A                                                 5.08
           Class C                                                 4.84
           Class D                                                 4.69


Intermediate Bond Portfolio
           Class A                                                 4.56
           Class C                                                 N/A
           Class D                                                 4.17

International Bond Portfolio
           Class A                                                 2.61
           Class C                                                 N/A
           Class D                                                 2.22

         Because of the different servicing fees and transfer agency fees payable with respect to Class A, C and D Shares in a Portfolio, performance quotations for shares of Class C and D of the Portfolio will be lower than the quotations for Class A Shares of the Portfolio, which will not bear any fees for shareholder support services and will bear minimal transfer agency fees.

         The performance of each class of shares of the Portfolios is based on historical earnings, will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that when redeemed, shares may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Total return data should also be considered in light of the risks associated with a Portfolio's composition, quality, maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their Customer accounts in connection with investments in a Portfolio will not be included in calculations of performance data.

                                     TAXES

         The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

GENERAL

         Each Portfolio will elect to be taxed separately as a regulated investment company (a "RIC"). To qualify as a RIC, each Portfolio generally must distribute an amount equal to at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for each year (the "Distribution Requirement") and satisfy certain other requirements. Each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities or currencies. Also, at the close of each quarter of the taxable year, it is generally required that at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other RICs, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses. Each Portfolio intends to comply with these RIC requirements.

         If for any taxable year any Portfolio were not to qualify as a RIC, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions by the Portfolio would be taxable to shareholders as ordinary income to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

         The Internal Revenue Code imposes a nondeductible 4% excise tax on RICs that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax. Each Portfolio also intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax.

         The Trust will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for prior failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he is not subject to backup withholding or that he is an "exempt recipient."

FOREIGN INVESTORS

         Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Portfolio), provided such shareholder submits a statement, signed under penalties of perjury, attesting to such shareholder's exempt status. Different tax consequences apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

CONCLUSION

         The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

         Although each Portfolio expects to qualify as a RIC and to be relieved of all or substantially all Federal taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.

                             DESCRIPTION OF SHARES

         The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees may hereafter create series in addition to the Trust's seventeen existing series, which represent interests in the Trust's seventeen respective portfolios, six of which are discussed in this Additional Statement. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Trust's non-money market portfolios: Class A, C and D Shares.

         Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account -- Selling Shares" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Portfolios are not issued.

         The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

         Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

         The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

         The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

         The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

         The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

         The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

         Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the applicable series of the Trust is unable to meet its obligations.

         The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

         The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

         In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

         The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (b) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (c) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

         As of January 5, 1999, substantially all of the Portfolios' outstanding shares were held of record by Northern for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, Northern possessed sole or shared voting and/or investment power for its customer accounts with respect to less than 10% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Portfolio. Northern has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolios as of January 5, 1999:

                                                                                    NUMBER              PERCENTAGE
                                                                                   OF SHARES            OF SHARES
                                                                                   ----------           ----------
BOND PORTFOLIO
         CLASS A
                  Northern Trust Thrift Incentive Plan                              2,231,292                7.58%
                  North Trust Pension Plan                                          2,185,139                7.42%
                  Lannan Foundation                                                 1,708,186                5.80%
         CLASS C
                  Phycor-Benchmark                                                  2,412,365               81.23%
                  Tuthill 401K Plan                                                   230,551                7.76%
                  Kitch Profit Sharing Plan                                           168,076                5.66%
         CLASS D
                  Bank of Illinois Trust Company                                       73,345               77.26%
                  First National Bank of La Grange                                     13,563               14.29%
                  Westport Bank & Trust                                                 5,800                6.11%

INTERMEDIATE BOND PORTFOLIO
         CLASS A
                  Masco                                                             2,999,105               64.51%
                  Illinois Masonic                                                    331,783                7.14%
         CLASS D
                  Peoples National Bank & Trust                                         2,040              100.00%

INTERNATIONAL BOND PORTFOLIO
         CLASS A
                  Northern Trust Pension Plan                                         904,832               65.58%
                  Doe Run Resources                                                   226,477               16.41%
         CLASS D
                  Fort Wayne National Corporation                                       2,399               77.61%
                  Citizens Bank                                                           692               22.39%

SHORT-INTERMEDIATE BOND PORTFOLIO
         CLASS A
                  Emerson                                                             575,630                6.24%

                                                                                     NUMBER              PERCENTAGE
                                                                                    OF SHARES            OF SHARES
                                                                                    ---------            ----------
U.S. TREASURY INDEX PORTFOLIO
         CLASS A
                  Moody Bible Institute                                               351,577               31.92%
                  Herget National Bank                                                123,391               11.17%
                  Hubbell Incorporated Defined Contribution Master Trust
                                                                                       98,529                8.91%
                  Old Second National Bank                                             92,582                8.38%
                  Accreditation Council for Graduate Medical Education
         CLASS C                                                                       79,637                7.21%
                  Wilson Sporting Goods                                                 8,480              100.00%

U.S. GOVERNMENT SECURITIES PORTFOLIO
         CLASS A
                  Electrical Insurance Trustees Sub Fund                              590,235               24.51%
                  Sheet Metal Workers' Health & Welfare Plan                          529,112               21.97%
                  MCG Rabbi                                                           396,086               16.44%
                  Illinois State Painters Welfare Plan                                298,239               12.38%
         CLASS D
                  First Bankers Trust                                                  33,353               58.63%
                  Westport Bank & Trust                                                 9,042               15.89%
                  First National Bank of La Grange                                      8,616               15.15%
                  Enjayco fbo Schlueter Company                                         5,877               10.33%


                               OTHER INFORMATION

         The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern, NTQA and Goldman Sachs, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, servicing fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

         The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

         STATEMENTS CONTAINED IN THE PROSPECTUS OR IN THIS ADDITIONAL STATEMENT AS TO THE CONTENTS OF ANY CONTRACT OR OTHER DOCUMENTS REFERRED TO ARE NOT NECESSARILY COMPLETE, AND IN EACH INSTANCE REFERENCE IS MADE TO THE COPY OF SUCH CONTRACT OR OTHER DOCUMENT FILED AS AN EXHIBIT TO THE REGISTRATION STATEMENT OF WHICH THE PROSPECTUS AND THIS ADDITIONAL STATEMENT FORM A PART, EACH SUCH STATEMENT BEING QUALIFIED IN ALL RESPECTS BY SUCH REFERENCE.


                              FINANCIAL STATEMENTS

         The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1998 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Annual Report may be obtained by writing to Goldman, Sachs & Co., Funds Group, 4900 Sears Tower, Chicago, Illinois 60606, or by calling Goldman Sachs toll-free at 800-621-2550.

                                   APPENDIX A


DESCRIPTION OF BOND RATINGS

The following summarizes the highest six ratings used by Standard & Poor's Ratings Group, Inc., a division of McGraw Hill ("S&P") for corporate and municipal debt:

         AAA: Debt rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA: Debt rated AA differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB AND B: Debt rated BB and B is regarded as having significant speculative characteristics. Debt rated BB is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Debt rated B is more vulnerable to non-payment than debt rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the ratings AA and lower may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

S&P may attach the rating "r" to highlight risks to principal or volatility of expected returns which are not addressed in the credit rating.

The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal long-term debt:

         AAA: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the

                                      1-A
         various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         BAA: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         BA AND B: Bonds that possess one of these ratings provide questionable protection of interest and principal. Ba indicates some speculative elements. B indicates a general lack of characteristics of desirable investment.

The foregoing ratings for corporate and municipal long-term debt are sometimes presented in parenthesis preceded with a "con", indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of some act or the fulfillment of some condition.

The following summarizes the highest six ratings used by Duff & Phelps Credit Rating Co. ("D&P") for corporate and municipal long-term debt:

         AAA: Debt rated AAA is of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA: Debt rated AA is of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A: Debt rated A has protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

         BBB: Debt rated BBB has below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.


                                      2-A

         BB AND B: Debt rated BB or B is considered to be below investment grade. Debt rated BB is deemed likely to meet obligations when due. Debt rated B possesses the risk that obligations will not be met when due.

To provide more detailed indications of credit quality, the ratings AA and lower may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

The following summarizes the highest six ratings used by Fitch IBCA, Inc. ("Fitch") for corporate and municipal bonds:

         AAA: Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected by reasonably foreseeable events.

         AA: Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A: Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB: Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

         BB: Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B: Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

To provide more detailed indications of credit quality, the Fitch ratings "AA" and lower may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                                      3-A

DESCRIPTION OF MUNICIPAL NOTE RATINGS

The following summarizes the two highest ratings by S&P for short-term municipal notes:

         SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

         SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

         MIG-1/VMIG-1: Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2: Obligations bearing these designations are of high quality with margins of protection ample although not as large as in the preceding group.

The two highest rating categories of D&P for short-term debt are D-1 and D-2. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D&P uses the fixed-income ratings described above under "Description of Bond Ratings" for tax-exempt notes and other short-term obligations. Fitch uses the short-term ratings described below under "Description of Commercial Paper Ratings" for municipal notes.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A-1 by S&P indicates that the obligor's capacity to meet its financial commitment is strong. Those issues for which the obligor's capacity to meet its financial commitment on the obligation is extremely strong are denoted in A-1+. The obligor's capacity to meet its financial commitment on commercial paper rated A-2 is satisfactory but these obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.


                                      4-A

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers or supporting institutions rated Prime-1 are considered to have a superior capacity for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers or supporting institutions rated Prime-2 are considered to have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest ratings used by Fitch for short-term obligations:

         F1 securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments and may have an added + to denote any exceptionally strong credit feature.

         F2 securities possess good credit quality. Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

D&P uses the short-term ratings described above under "Description of Note Ratings" for commercial paper.


                                      5-A

                                   APPENDIX B

As stated in their Prospectus, the Portfolios may enter into futures transactions and options thereon. Such transactions are described more fully in this Appendix.

I.  INTEREST RATE FUTURES CONTRACTS

         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within three business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio could use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this could include the use of futures contract sales to protect against expected increases in interest rates and the use of futures contract purchases to offset the impact of interest rate declines.

         A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Portfolio, through using futures contracts.

         Interest rate futures contracts can also be used by a Portfolio for nonhedging (speculative) purposes to increase total return.

         Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.


                                      1-B

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before a settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of a sale exceeds the price of the offsetting purchase, a Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, a Portfolio realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges--principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the -New York Futures Exchange. A Portfolio would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. A Portfolio may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.  INDEX FUTURES CONTRACTS

GENERAL. A bond index assigns relative values to the bonds included in the index which fluctuates with changes in the market values of the bonds included.

         A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

                                      2-B

         Index futures contracts may also be used by a Portfolio for non-hedging (speculative) purposes, to increase total return.

III.     FUTURES CONTRACTS ON FOREIGN CURRENCIES (INTERNATIONAL BOND PORTFOLIO)

         A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Portfolio for hedging purposes in anticipation of fluctuations in exchange rates between the U.S. dollars and other currencies arising from multinational transactions.

         The International Bond Portfolio may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.


IV.  MARGIN PAYMENTS

         Unlike purchases or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Custodian or a sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Portfolio's adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

         There are several risks in connection with the use of futures by the Portfolios. In connection with the use of futures for hedging purposes, one risk arises because of the imperfect

                                      3-B
correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Advisers. Conversely, the Portfolios may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Advisers. It is also possible that, where a Portfolio had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

         When futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Advisers may still not result in a successful hedging transaction over a short time frame.

                                      4-B

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will generally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by the Portfolios is also subject to the Investment Advisers' ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolios may have to sell securities at a time when they may be disadvantageous to do so.

         Futures purchased or sold by the International Bond Portfolio (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the

                                      5-B

Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the investments of the International Bond Portfolio in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI.  OPTIONS ON FUTURES CONTRACTS

         The Portfolios may purchase and write (sell) call and put options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of any underlying instruments, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may, unlike futures contracts where the risk of loss is potentially unlimited, frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.  OTHER MATTERS

         Each Portfolio intends to comply with the regulations of the CFTC exempting it from registration as a "commodity pool operator." Accounting for futures contracts will be in accordance with generally accepted accounting principles.


                                      6-B

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION


                         NORTHERN INSTITUTIONAL FUNDS
                               4900 Sears Tower
                            Chicago, Illinois 60606


                              BALANCED PORTFOLIO
                            EQUITY INDEX PORTFOLIO
                         DIVERSIFIED GROWTH PORTFOLIO
                           FOCUSED GROWTH PORTFOLIO
                         SMALL COMPANY INDEX PORTFOLIO
                     INTERNATIONAL EQUITY INDEX PORTFOLIO
                        INTERNATIONAL GROWTH PORTFOLIO


     This Statement of Additional Information dated April 1, 1999 (the "Additional Statement") is not a prospectus. Copies of the prospectus dated April 1, 1999 for the Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Index, International Equity Index and International Growth Portfolios (the "Portfolios") of Northern Institutional Funds (the "Prospectus") may be obtained without charge by calling Goldman, Sachs & Co. ("Goldman Sachs") toll-free at 1-800-621-2550 (outside Illinois) or by writing to the address stated above. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

     The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1998 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling Goldman Sachs toll-free at 800-621-2550 (outside Illinois) or at ________________ (within Illinois).

                                     INDEX

                                                                           Page
                                                                           ----
ADDITIONAL INVESTMENT INFORMATION ......................................    B-3
    Classification and History .........................................    B-3
    Investment Objectives, Strategies and Risks ........................    B-3
    Investment Restrictions ............................................   B-20
ADDITIONAL TRUST INFORMATION ...........................................   B-23
    Trustees and Officers ..............................................   B-23
    Investment Advisers, Transfer Agent and Custodian ..................   B-28
    Portfolio Transactions .............................................   B-35
    Portfolio Valuation ................................................   B-40
    Administrator and Distributor ......................................   B-40
    Shareholder Servicing Plan .........................................   B-42
    Counsel and Auditors ...............................................   B-44
    In-Kind Purchases and Redemptions ..................................   B-44
PERFORMANCE INFORMATION ................................................   B-45
TAXES ..................................................................   B-55
    General ............................................................   B-55
    Foreign Investors ..................................................   B-56
    Conclusion .........................................................   B-56
DESCRIPTION OF SHARES ..................................................   B-57
OTHER INFORMATION ......................................................   B-62
FINANCIAL STATEMENTS ...................................................   B-63
APPENDIX A .............................................................    1-A
APPENDIX B .............................................................    1-B

                                ----------------


No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Portfolio involves investment risks, including possible loss of principal.

                       ADDITIONAL INVESTMENT INFORMATION

                          Classification and History

     Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

     Each Portfolio is a series of the Trust, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust, formerly known as The Benchmark Funds, changed its name to Northern Institutional Funds on July 15, 1998. The Portfolios were formerly series of The Benchmark Funds, a Massachusetts business trust, and were reorganized into the Trust on March 31, 1998.


                  Investment Objectives, Strategies and Risks

     The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectus. The investment objective of each Portfolio may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment policies may be changed without shareholder approval.

     Warrants. The Balanced, Diversified Growth, Focused Growth, Small Company Index, International Equity Index and International Growth Portfolios may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Portfolio will not invest more than 5% of its total assets, taken at market value, in warrants. Warrants acquired by a Portfolio in shares or attached to other securities are not subject to this restriction.

     U.S. Government Obligations. Examples of the types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, and the Maritime Administration.

     Foreign Securities. The end of the Cold War, the reunification of Germany, the accession of new Western European members to the European Economic and Monetary Union and the aspirations of Eastern European states to join and other political and social events in Europe have caused considerable economic, social and political dislocation. In addition, events in the Japanese economy, as well as political and social developments there have affected Japanese securities and currency markets, and the relationship of the Japanese yen with other currencies and with the U.S. dollar. Future political, economic and social developments in Japan and in the Asia/Pacific regional context can be expected to produce continuing effects on securities and currency markets.

     Unanticipated political, economic or social developments may affect the value of a Portfolio's investments in emerging market countries and the availability to a Portfolio of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     Investors should understand that the expense ratios of the International Equity Index and International Growth Portfolios can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.


     As noted in the Prospectus, the International Equity Index Portfolio invests primarily in the equity securities included in the EAFE Index. As of November 30, 1998, fifteen European countries (Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom) constitute approximately 73% of the EAFE Index. Five Asian/Pacific countries (Australia, Hong Kong, Japan, New Zealand and Singapore) account for the remaining 27%.

     Countries in which the International Growth Portfolio may invest include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.

     Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Balanced, Diversified Growth, Focused

Growth, International Equity Index and International Growth Portfolios are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.

     When entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.


     When the investment management team anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Similarly, when the securities held by a Portfolio create a short position in a foreign currency, the Portfolio may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. A Portfolio's net long and short foreign currency exposure will not exceed its total asset value. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Portfolio may also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     In addition, the International Growth Portfolio may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes. The Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.


     Liquid assets equal to the amount of a Portfolio's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Portfolio. A forward contract to sell a foreign currency is "covered" if a Portfolio owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the Portfolio's price to sell the currency or (ii) greater than the Portfolio's price to sell the currency provided the Portfolio segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Portfolio holds a forward contract (or call option) permitting the Portfolio to sell the same currency at a price that is (i) as high as or higher than the Portfolio's price to buy the currency or (ii) lower than the Portfolio's price to buy the currency provided the Portfolio segregates liquid assets in the amount of the difference.


     Options. Each Portfolio may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, or foreign currencies and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     The Portfolios will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference. The Portfolios will write put options only if they are "secured" by segregated liquid assets in an amount not less than the exercise price of the option at all times during the option period.

     A Portfolio's obligation to sell a security subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Portfolio's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security or currency from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security or currency during such period.

     When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

     There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Supranational Bank Obligations. The Balanced Portfolio may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World
Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

     Stripped Securities. The Balanced Portfolio may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Portfolio may purchase securities registered in the STRIPS program. Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     In addition, the Balanced Portfolio may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

     The Prospectus discusses other types of stripped securities that may be purchased by the Balanced Portfolio, including stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

     Asset-Backed Securities. The Balanced Portfolio may purchase asset backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the fixed income portion of the Balanced Portfolio, the maturity of asset-backed securities will be based on estimates of average life.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

     Asset-backed securities acquired by the Balanced Portfolio may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolio will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, the FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.


     Interest Rate Swaps, Floors and Caps and Currency Swaps. The Balanced Portfolio may enter into interest rate swaps or purchase interest rate floors or caps for hedging purposes and not for speculation. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The Portfolio will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The Portfolio will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis; i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

     The International Equity Index and International Growth Portfolios may enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

     Inasmuch as interest rate and currency swaps are entered into for good faith hedging purposes, the Trust, The Northern Trust Company ("Northern") and Northern Trust Quantitative Advisors, Inc. ("NTQA" and, collectively with Northern, the "Investment Advisers") believe that such transactions do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Portfolios' borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to interest rate or currency swaps will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess will be segregated by the Portfolio.


     The Balanced Portfolio will not enter into an interest rate swap, floor or cap transaction, and the International Equity Index and International Growth Portfolios will not enter into currency swap transactions unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-l or better by S&P, Duff or Fitch, or A or P-1 or better by Moody's. If there is a default by the other party to such transaction, the Portfolios will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

     Equity Swaps. Each Portfolio may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     A Portfolio will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, a Portfolio's risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Portfolio's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Portfolios and the Investment Advisers believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market.

     The Portfolios will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by S&P, Duff or Fitch, or A or P-1 or better by Moody's. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

     The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Advisers are incorrect in their forecasts of market values, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

     Futures Contracts and Related Options. Each Portfolio may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, for speculative purposes (to seek to increase total return), or for liquidity management purposes. When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Portfolio may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

     Real Estate Investment Trusts. The Small Company Index Portfolio may invest in equity real estate investment trusts ("REITs") that constitute a part of the Russell 2000 Small Stock Index. REITs pool investors' funds for investment primarily in commercial real estate properties. Investments in REITs may subject the Portfolio to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trust. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the 1940 Act. As a shareholder in a REIT, the Portfolio would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses the Portfolio bears directly in connection with its own operations.


     Securities Lending. Collateral for loans of portfolio securities made by a Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

     Forward Commitments, When-Issued Securities and Delayed Delivery Transactions. When a Portfolio purchases securities on a when-issued, delayed delivery or forward commitment basis, the Portfolio will segregate liquid assets until three days prior to the settlement date having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments, or will otherwise cover its position. In the case of a forward commitment to sell portfolio securities, the Portfolio will segregate the portfolio securities themselves. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed delivery transactions.

     Commercial Paper, Bankers' Acceptances, Certificates of Deposit, Time Deposits and Bank Notes. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank.

Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

     Each Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.


     Commercial paper and other short-term obligations acquired by a Portfolio will be rated A-2 or higher by S&P, P-2 or higher by Moody's, D-2 or higher by Duff, or F-2 or higher by Fitch at the time of purchase or, if unrated, determined to be of comparable quality by the Investment Advisers.

     Insurance Funding Agreements. The Balanced Portfolio may invest in insurance funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist.

     Zero Coupon, Pay-in-Kind and Capital Appreciation Bonds. To the extent consistent with its investment objective, the Balanced Portfolio may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Portfolio is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy Federal tax distribution requirements applicable to the Portfolio.

     Variable and Floating Rate Instruments. With respect to the variable and floating rate instruments that may be acquired by the Portfolios, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Portfolios' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

     Variable and floating rate instruments eligible for purchase by the Portfolios include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage interest in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Portfolios may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features, subject to applicable SEC regulations. Unrated variable and floating rate instruments will be determined by the Investment Advisers to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Portfolios.

     Variable and floating rate instruments including inverse floaters held by a Portfolio will be subject to the Portfolio's 15% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days absent a reliable trading market.

     Repurchase Agreements. Each Portfolio may enter into repurchase agreements with financial institutions, such as banks and broker/dealers, as are deemed creditworthy by the Investment Advisers under guidelines approved by the Trust's Board of Trustees. The repurchase price under the repurchase agreements will generally equal the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Trust's custodian (or subcustodian), in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Portfolio in an amount that exceeds the agreed upon repurchase price (including accrued interest). Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

     Reverse Repurchase Agreements. Each Portfolio may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios will use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.


     Investment Companies.


     With respect to the investments of the Portfolios in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act); or
(b) (i) not more than 5% of the value the total assets of a Portfolio will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio.

     Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

     If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

     A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust.


World Equity Benchmark Shares ("WEBS") and Standard & Poor's Depository Receipts ("SPDRs")

     As noted in the Prospectus, the International Equity Index Portfolio may invest in WEBS, SPDRs and similar securities of investment companies.

     WEBS are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of WEBS on the AMEX. To date WEBS have traded at relatively modest discounts and premiums to their net asset values. However, WEBS have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of the International Equity Index Portfolio's shares could also be substantially and adversely affected, and the Portfolio's ability to provide investment results approximating the performance of securities in the EAFE Index could be impaired. If such disruptions were to occur, the Portfolio could be required to reconsider the use of WEBS as part of its investment strategy.

    SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the AMEX). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the International Equity Index Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks involved in the writing of options on securities.

     Risks Related to Lower-Rated Securities. While any investment carries some risk, certain risks associated with lower-rated securities are different than those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Portfolio's net asset value per share.

     There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the portfolio of investments.

     The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

     If an issuer of a security defaults, a Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as a Portfolio's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

     In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Portfolio's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by a Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

     The ratings of S&P, Moody's, Duff and Fitch evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Advisers perform their own analysis of the issuers whose lower-rated securities the Portfolios purchase. Because of this, a Portfolio's performance may depend more on their own credit analysis than is the case of mutual funds investing in higher-rated securities.


     In selecting lower-rated securities, the Investment Advisers consider factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Portfolio's investment portfolio. The Investment Advisers continuously monitor the issuers of lower-rated securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.


     Yields and Ratings. The yields on certain obligations, including the instruments in which the Portfolios may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, Duff, Fitch and TBW represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

     Subject to the limitations stated in the Prospectus, if a security held by a Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Advisers determine such retention is warranted.

     Tracking Variance. As discussed in the Prospectus, the Equity Index, Small Company Index and International Equity Index Portfolios are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Portfolio and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform the Portfolio's holdings with its investment objective. Tracking variance may also occur due to factors such as the size of a Portfolio, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Portfolio's designated Index or the manner in which the Index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Portfolio. In the event the performance of a Portfolio is not comparable to the performance of its designated Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in a Portfolio's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Portfolio's investment objective.

     The Small Company Index and International Equity Index Portfolios require the payment of an additional transaction fee on purchases of shares of the Portfolios. The purpose of the fee is to indirectly allocate transaction costs associated with new purchases to investors making those purchases, thus protecting existing shareholders. These costs include: (1) brokerage costs; (2) market impact costs--i.e., the increase in market prices which may result when the Portfolios purchase thinly traded stocks; (3) sales charges relating to the purchase of shares in certain unaffiliated investment companies; and, most importantly; (4) the effect of the "bid-ask" spread in the over-the-counter market. (Securities in the over-the-counter market are bought at the "ask" or purchase price, but are valued in the Portfolios at the last quoted bid price). The additional transaction fees represent the Investment Adviser's estimate of the brokerage and other transaction costs which may be incurred by the Small Company Index and International Equity Index Portfolios in acquiring stocks of small capitalization or foreign companies. Without the additional transaction fee, the Portfolios would generally be selling their shares at a price less than the cost to the Portfolios of acquiring the portfolio securities necessary to maintain their investment characteristics, thereby resulting in reduced investment performance for all shareholders in the Portfolios. With the additional transaction fee, the transaction costs of acquiring additional stocks are not borne by all existing shareholders, but are defrayed by the transaction fees paid by those investors making additional purchases of shares.

     Calculation of Portfolio Turnover Rate. The portfolio turnover rate for the Portfolios is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Portfolios to receive favorable tax treatment.

                            Investment Restrictions

     Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

     (1) Make loans, except (a) through the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

     (2) Mortgage, pledge or hypothecate any assets (other than pursuant to reverse repurchase agreements) except to secure permitted borrowings.

     (3) Purchase or sell real estate, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

     (4) Purchase or sell commodities or commodity contracts or oil or gas or other mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, enter into futures contracts and related options, and enter into forward currency contracts in accordance with its investment objective and policies.

     (5)  Invest in companies for the purpose of exercising control.

     (6) Act as underwriter of securities, except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

     (7) Write puts, calls or combinations thereof, except for transactions in options on securities, financial instruments, currencies and indices of securities (and in the case of the International Growth Portfolio, yield curve options); futures contracts; options on futures contracts; forward currency contracts; short sales of securities against the box; interest rate swaps; and pair-off transactions (except in the case of the International Growth Portfolio).

     (8) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

     (9) Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, in the case of the International Equity Index Portfolio, securities of other investment companies) if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry. For the purposes of this restriction, as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     (10) Borrow money (other than pursuant to reverse repurchase agreements), except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Portfolio's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Portfolio do not exceed one-third of the Portfolio's total assets. No purchases of securities will be made if borrowings subject to this restriction exceed 5% of the value of the Portfolio's assets. The exceptions in (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Portfolios by enabling the Trust to meet redemption requests when the liquidation of Portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act.

     (11) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and each Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

                                 *     *     *

     In applying Restriction No. 9 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

     Except to the extent otherwise provided in Investment Restriction No. 9 for the purpose of such restriction, in determining industry classification the Trust intends to use the industry classification titles in the Standard Industrial Classification Manual (except that the International Growth Portfolio and the International Equity Index Portfolio will use the Morgan Stanley Capital International industry classification titles). Securities held in escrow or separate accounts in connection with a Portfolio's investment practices described in this Additional Statement and in the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing Investment Restrictions.

     In addition, as a matter of fundamental policy, the International Equity Index and International Growth Portfolios will not issue senior securities except as stated in the Prospectus or this Additional Statement.

     Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.

                         ADDITIONAL TRUST INFORMATION

Trustees and Officers


The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

Name                                    Position(s)                 Principal Occupation(s)
and Address                   Age        with Trust                   During Past 5 Years
---------------------------  ------  ------------------  ----------------------------------------------
William H. Springer           69      Chairman            Director, Walgreen Co. (a retail drug store
701 Morningside Drive                 and                 business) since 1988; Director of Baker,
Lake Forest, IL 60045                 Trustee             Fentress & Co. (a closed-end, non-diversified
                                                          management investment company) since 1992;
                                                          Trustee, Goldman Sachs Trust since 1989.

Richard Gordon Cline          64      Trustee             Chairman and Director, Hussman International
4200 Commerce Court,                                      Inc. (commercial refrigeration company) since
Suite 300                                                 January 1998; and Chairman, Hawthorne Inc. (a
Lisle, IL 60532                                           management advisory services and private
                                                          investment company) since January 1996;
                                                          Chairman, President and CEO of NICOR Inc. (a
                                                          diversified public utility holding company)
                                                          from 1985 to 1996; Chairman and Director,
                                                          Federal Reserve Bank of Chicago from 1992 to
                                                          1995; Director:  Central DuPage Health
                                                          System; Pet Incorporated; Whitman Corporation
                                                          (a diversified holding company); Kmart
                                                          Corporation (a retailing company); Ryerson
                                                          Tull, Inc. (a metals distribution company);
                                                          and University of Illinois Foundation.

Edward J. Condon, Jr.         58      Trustee             Chairman and CEO of The Paradigm Group, Ltd.
Sears Tower, Suite 9650                                   (a financial advisor) since July 1993; within
233 S. Wacker Drive                                       the last five years he has served as: Vice
Chicago, IL 60606                                         Chairman and Director of Energenics L.L.C.;
                                                          Director of Financial Pacific Company; Member
                                                          of the Board of Managers of The Liberty
                                                          Hampshire Company, LLC; Member of Advisory
                                                          Board of Real-Time USA, Inc.; Member of the
                                                          Board of Directors of University Eldercare,

Name                                    Position(s)                 Principal Occupation(s)
and Address                   Age        with Trust                   During Past 5 Years
---------------------------  ------  ------------------  ----------------------------------------------
                                                          Inc.; Member of the Board of Directors of the
                                                          Girl Scouts of Chicago; and Member of the
                                                          Board of Trustees of Dominican University.

John W. English               66      Trustee             Private Investor since 1993; Vice President
50-H New England Ave.                                     and Chief Investment Officer of The Ford
P.O. Box 640                                              Foundation (a charitable trust) from 1981 to
Summit, NJ 07902-0640                                     1993; Trustee:  The China Fund, Inc.;
                                                          American Red Cross in Greater New York; Mote
                                                          Marine Laboratory; State Street's Select
                                                          Sector SPDR Trust; Washington Mutual's WM
                                                          Funds; and United Board for Christian Higher
                                                          Education in Asia. Director: University  of
                                                          Iowa Foundation; Blanton-Peale Institutes of
                                                          Religion and Health; Community Foundation of
                                                          Sarasota County; and Duke Management Company.

Sandra Polk Guthman           55      Trustee             President and CEO of Polk Bros. Foundation
420 N. Wabash Avenue                                      (an Illinois not-for-profit corporation) from
Suite 204                                                 1993 to present; Director of Business
Chicago, IL 60611                                         Transformation from 1992-1993, and Midwestern
                                                          Director of Marketing from 1988-1992, IBM
                                                          Corporation; Director: MBIA Insurance
                                                          Corporation of Illinois (bank holding
                                                          company) since 1994 and Avondale Financial
                                                          Corporation (a stock savings and loan holding
                                                          company) since 1995.

Name                                    Position(s)                 Principal Occupation(s)
and Address                   Age        with Trust                   During Past 5 Years
---------------------------  ------  ------------------  ----------------------------------------------
Frederick T. Kelsey           71      Trustee             Consultant to Goldman Sachs from December
3133 Laughing Gull Court                                  1985 through February 1988; Director of
Johns Island, SC  29455                                   Goldman Sachs Funds Group and Vice President
                                                          of Goldman Sachs from May 1981 until his
                                                          retirement in November 1985;  President and
                                                          Treasurer of the Trust and other investment
                                                          companies affiliated with Goldman Sachs
                                                          through August 1985; President from 1983 to
                                                          1985, and Trustee from 1983 to 1994, The
                                                          Centerland Funds and its successor, The Pilot
                                                          Funds; Trustee, various management investment
                                                          companies affiliated with Zurich Kemper
                                                          Investments.

Richard P. Strubel            59      Trustee             Managing Director, Tandem Partners, Inc. (a
737 N. Michigan Avenue                                    privately held management services firm)
Suite 1405                                                since 1990; President and CEO, Microdot, Inc.
Chicago, IL 60611                                         (a privately held manufacturing firm) from
                                                          January 1984 to October 1994; Trustee,
                                                          Goldman Sachs Trust from 1987 to present;
                                                          Director of Kaynar Technologies Inc. (a
                                                          leading manufacturer of aircraft fasteners)
                                                          since March 1997; Trustee of the University
                                                          of Chicago; Director of Children's Memorial
                                                          Medical Center.

Gordon F. Linke               42      President           Vice President, Goldman Sachs Funds Group
555 California Street                                     (since March 1992); Corporate Finance Officer
San Francisco, CA  94104                                  of Bank of America (prior thereto).

James A. Fitzpatrick          39      Vice                Vice President, GSAM (since April 1997); Vice
4900 Sears Tower                      President           President and General Manager, First Data
Chicago, IL 60606                                         Corporation - Investors Services Group prior
                                                          thereto.

Nancy L. Mucker               49      Vice                Vice President, Goldman Sachs (since April
4900 Sears Tower                      President           1985); Co-Manager, Shareholder Servicing of
Chicago, IL 60606                                         GSAM (since November 1989).

John Perlowski                34      Treasurer           Vice President, Goldman Sachs (since July
One New York Plaza                                        1995); Director, Investors Bank and Trust
New York, NY 10004                                        Company (November 1993 to July 1995);



Name                                    Position(s)                 Principal Occupation(s)
and Address                   Age        with Trust                   During Past 5 Years
---------------------------  ------  ------------------  ----------------------------------------------
                                                          Audit Manager of Arthur Andersen, LLP (prior
                                                          thereto).

Michael J. Richman            38      Secretary           General Counsel of the Funds Group, GSAM
85 Broad Street                                           (since December 1997); Associate General
New York, NY 10004                                        Counsel of GSAM (February 1994 to December
                                                          1997); Vice President of Goldman Sachs (since
                                                          June 1992); Associate General Counsel of
                                                          Goldman Sachs (since December 1998); Counsel
                                                          to the Funds Group of GSAM (since June 1992);
                                                          Partner of Hale and Dorr, September 1991 to
                                                          June 1992).

Deborah A. Farrell            27      Assistant           Legal Assistant, Goldman Sachs (since January
85 Broad Street                       Secretary           1996); Executive Secretary, Goldman Sachs
New York, NY 10004                                        (January 1994 to January 1996); Legal
                                                          Secretary, Cleary, Gottlieb, Steen & Hamilton
                                                          (September 1990 to January 1994).

Steven E. Hartstein           35      Assistant           Associate, Goldman Sachs (since December
85 Broad Street                       Secretary           1998); Legal Products Analyst, Goldman Sachs
New York, NY 10004                                        (June 1993 to December 1998).

Howard B. Surloff             33      Assistant           Assistant General Counsel, GSAM and Associate
85 Broad Street                       Secretary           General Counsel to the Funds Group (since
New York, NY 10004                                        December 1997); Vice President and Assistant
                                                          General Counsel, Goldman Sachs (since
                                                          November 1993 and May 1994, respectively);
                                                          Counsel to the Funds Group, GSAM (since
                                                          November 1993); Associate of Shereff,
                                                          Friedman, Hoffman & Goodman, LLP (prior
                                                          thereto).

Valerie A. Zondorak           33      Assistant           Assistant General Counsel, GSAM and the Funds
85 Broad Street                       Secretary           Group (since December 1997); Vice President
New York, NY 10004                                        and Assistant General Counsel, Goldman Sachs
                                                          (since December 1997) and Vice President and
                                                          Counsel to Goldman Sachs (since March 1997);
                                                          Associate of Shereff, Friedman, Hoffman &
                                                          Goodman, LLP (prior thereto).

     Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with the Investment Advisers, Goldman Sachs and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. Springer, Kelsey, Strubel, Richman, Perlowski, Fitzpatrick, Surloff and Hartstein and Mmes. Farrell, Mucker and Zondorak hold similar positions with one or more investment companies that are advised by Goldman Sachs. As a result of the responsibilities assumed by the Investment Advisers under the Advisory Agreements with the Trust, by Northern under its Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement with the Trust and by Goldman Sachs under its Administration Agreement and Distribution Agreement with the Trust, the Trust itself requires no employees.

     Each officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.


     Each Trustee earns a quarterly retainer of $6,750 and the Chairman of the Board earns a quarterly retainer of $10,125. Each Trustee, including the Chairman of the Board, earns an additional fee of $2,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

     In addition, the Trustees established an Audit Committee consisting of three members including a Chairman of the Committee. Each member earns a fee of $2,500 for each meeting attended and the Chairman earns a quarterly retainer of $1,500.

     Each Trustee will hold office for an indefinite term until the earliest of
(1) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (2) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust, or (3) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the fiscal year of the Trust in which he or she attains the age of 72 years.

     The Trust's officers do not receive fees from the Trust for services in such capacities, although Goldman Sachs, of which they are also officers, receives fees from the Trust for administrative services.


     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 1998:

                                                   Pension or
                                                   Retirement
                                Aggregate           Benefits             Total
                               Compensation        Accrued as         Compensation
                                 from the        Part of Trust's       from Trust
   Name of Trustee                Trust             Expenses        Paid to Trustees
   ---------------             ------------      ---------------    ----------------
William H. Springer              $46,750               $0               $46,750
Richard G. Cline                 $34,000               $0               $34,000
Edward J. Condon, Jr.            $37,000               $0               $37,000
John W. English                  $32,500               $0               $32,500
Sandra Polk Guthman              $34,000               $0               $34,000
Frederick T. Kelsey              $37,000               $0               $37,000
Richard P. Strubel               $42,250               $0               $42,250


Investment Advisers, Transfer Agent and Custodian

     Northern, a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company, is one of the nation's leading providers of trust and investment management services. Northern is one of the strongest banking organizations in the United States. Northern believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees, (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of federal regulations, (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs, and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives. NTQA, also a wholly-owned subsidiary of Northern Trust Corporation, serves as investment adviser principally to defined benefit and defined contribution plans and manages over 60 equity and bond commingled and common trust funds. As of December 31, 1998, the Investment Advisers and their affiliates had approximately $236 billion in assets under management for clients including public and private retirement funds, endowments, foundations, trusts, corporations, other investment companies and individuals.

     Subject to the general supervision of the Board of Trustees, the Investment Advisers make decisions with respect to, and place orders for, all purchases and sales of portfolio securities for each Portfolio. The Advisory Agreements with the Trust provide that in selecting brokers or dealers to place orders for transactions (a) on common and preferred stocks, the Investment

Advisers shall use their best judgment to obtain the best overall terms available, and (b) on bonds and other fixed income obligations, the Investment Advisers shall attempt to obtain best net price and execution. In assessing the best overall terms available for any transaction, the Investment Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers may consider the brokerage and research services provided to the Portfolios and/or other accounts over which the Investment Advisers or an affiliate of Northern exercise investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolios will engage in this practice, however, only when the Investment Advisers believe such practice to be in the Portfolios' interests.

     On occasions when the Investment Advisers deem the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by them (including any other Portfolio, investment company or account for which the Investment Advisers act as adviser), the Advisory Agreements provide that the Investment Advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain best overall terms available with respect to common and preferred stock, and best net price and execution with respect to bonds and other fixed income obligations. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisers in the manner they consider to be most equitable and consistent with their fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreements permit the Investment Advisers, at their discretion but subject to applicable law, to select the executing broker or dealer on the basis of their opinion of the reliability and quality of such broker or dealer.

     The Advisory Agreements provide that the Investment Advisers may render similar services to others so long as their services under such Agreements are not impaired thereby. The Advisory Agreements also provide that the Trust will indemnify the Investment Advisers against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreements) or, in lieu thereof, contribute to resulting losses.

     At a meeting held on September 2, 1997, shareholders of the International Growth Portfolio approved a new advisory agreement with Northern and another wholly-owned subsidiary of Northern Trust Corporation (The Northern Trust Company of Connecticut, formerly, RCB Trust Company, which has principal offices at 300 Atlantic Street, Stamford, Connecticut 06901) that would permit the Portfolio to implement a "manager-of-managers" structure. The new advisory agreement would be identical in all material respects to the current Advisory Agreement for the International Growth Portfolio, except that the new agreement would appoint both Northern and The Northern Trust Company of Connecticut as the advisers of the Portfolio and would allow the advisers to (1) delegate their duties to sub-advisers, (2) implement a manager-of-managers structure and (3) enter into sub-advisory agreements in the future without further shareholder approval. Fees payable to the sub-advisers would be payable by Northern and The Northern Trust Company of Connecticut and not by the Portfolio, and the current investment advisory fee rate payable by the Portfolio would not change.
Although the Securities and Exchange Commission (the "SEC") has granted an exemption permitting the Portfolio to implement a manager-of-managers structure, the new advisory agreement will not become effective until the Trust's Board of Trustees acts to effectuate the structure with respect to the Portfolio. At present, it is uncertain when, or if, the manager-of-managers structure will become effective.

     Under its Transfer Agency Agreement with the Trust, with respect to shares held by Institutions, Northern has undertaken to perform some or all of the following services: (1) establish and maintain an omnibus account in the name of each Institution; (2) process purchase orders and redemption requests from an Institution, and furnish confirmations and disburse redemption proceeds; (3) act as the income disbursing agent of the Trust; (4) answer inquiries from Institutions; (5) provide periodic statements of account to each Institution;
(6) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (7) if required by law, prepare and forward to Institutions shareholder communications (such as proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices); (8) preserve all records; and (9) furnish necessary office space, facilities and personnel. Under the Transfer Agency Agreement, with respect to shares held by investors, Northern has also undertaken to perform some or all of the following services: (1) establish and maintain separate accounts in the name of the investors; (2) process purchase orders and redemption requests, and furnish confirmations in accordance with applicable law; (3) disburse redemption proceeds; (4) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (5) act as income disbursing agent of the Trust in accordance with the terms of the Prospectus and instructions from the Trust or its administrator; (6) provide periodic statements of account; (7) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions); (8) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts; (9) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors; (10) furnish the Trust with all pertinent Blue Sky information; (11) perform all required tax withholding;
(12) preserve records; and (13) furnish necessary office space, facilities and personnel. Northern may appoint one or more sub-transfer agents in the performance of its services.

     As compensation for the services rendered by Northern under the Transfer Agency Agreement and the assumption by Northern of related expenses, Northern is entitled to a fee from the Trust, payable monthly, at an annual rate of .01%,
 .10% and .15% of the average daily net asset value of the Class A, C and D Shares, respectively, in the Portfolios.

     Under its Custodian Agreement (and in the case of the International Growth Portfolio and International Equity Index Portfolio, its Foreign Custody Agreement) with the Trust, Northern (1) holds each Portfolio's cash and securities, (2) maintains such cash and securities in separate accounts in the name of the Portfolio, (3) makes receipts and disbursements of funds on behalf of the Portfolio, (4) receives, delivers and releases securities on behalf of the Portfolio, (5) collects and receives all income, principal and other payments in respect of the Portfolio's investments held by Northern under the Agreement, and (6) maintains the accounting records of the Trust. Northern may employ one or more subcustodians, provided that Northern, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern and that the responsibility or liability of the subcustodian to Northern shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between Northern and such subcustodian to which such resolution relates). In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that Northern shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. Northern may also appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as Northern may from time to time direct, provided that the appointment of an agent shall not relieve Northern of any of its responsibilities under either Agreement. Northern has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Portfolio's foreign securities.

     As compensation for the services rendered to the Trust by Northern as custodian with respect to each Portfolio except the International Growth Portfolio and International Equity Index Portfolio, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1%
annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that Northern as Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by Northern as custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment.

     As compensation for the services rendered to the Trust under the Foreign Custody Agreement with respect to the International Growth Portfolio and International Equity Index Portfolio, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows:
(i) $35,000 annually for the International Growth Portfolio and International Equity Index Portfolio, plus (ii) 9/100th of 1% annually of the Portfolios' average daily net assets, plus (iii) reimbursement for fees incurred by Northern as foreign custodian for telephone, postage, courier fees, office supplies and duplicating.

     Northern's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

     Unless sooner terminated, the Advisory Agreements, the Custodian Agreement (or in the case of the International Growth Portfolio and International Equity Index Portfolio, the Foreign Custody Agreement) and the Transfer Agency Agreement will continue in effect with respect to a particular Portfolio until April 30, 1999 and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) on 60 days' written notice to Northern or NTQA and by Northern or NTQA on 60 days' written notice to the Trust.

     Prior to April 1, 1998, Northern served as investment adviser to the Equity Index, Small Company Index and International Equity Index Portfolios on the same terms as those described above.

     For the fiscal years or periods ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (after fee waivers) was as follows:

                                               1998       1997        1996
                                            ----------  ---------  ----------

Balanced Portfolio                          $  297,879   $270,536  $  226,872
Equity Index Portfolio                       1,136,850    830,952     603,016
Diversified Growth Portfolio                   905,091    795,346     768,689
Focused Growth Portfolio                     1,045,682    934,052     811,643
Small Company Index Portfolio                  248,736    242,421     212,150
International Growth Portfolio                 869,641    993,121   1,089,874
International Equity Index Portfolio (1)       117,326     44,662         N/A

__________________
(1)  Commenced investment operations on April 1, 1997.

     For the fiscal years or periods ended November 30 as indicated, the Investment Advisers waived advisory fees as follows:

                                               1998        1997        1996
                                            ----------  ----------  ----------

Balanced Portfolio                          $  178,727  $  162,322  $  136,185
Equity Index Portfolio                       2,273,722   1,661,904   1,206,801
Diversified Growth Portfolio                   411,405     361,521     349,197
Focused Growth Portfolio                       392,131     350,269     304,447
Small Company Index Portfolio                  248,733     242,421     212,148
International Growth Portfolio                 217,410     248,280     272,159
International Equity Index Portfolio (1)       117,319      44,662         N/A

__________________
(1)  Commenced investment operations on April 1, 1997.


     For the fiscal years or periods ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio was as follows:

                                              1998      1997     1996
                                            --------  --------  -------

Balanced Portfolio                          $ 11,754  $ 10,622  $ 8,853
Equity Index Portfolio                       249,731   172,360   92,186
Diversified Growth Portfolio                  17,453    15,280   14,368
Focused Growth Portfolio                      23,773    19,546   12,738
Small Company Index Portfolio                 13,858    12,676   11,706
International Growth Portfolio                11,469    12,624   13,559
International Equity Index Portfolio (1)       4,696     1,780      N/A

__________________
(1)  Commenced investment operations on April 1, 1997.


     For the fiscal years or periods ended November 30 as indicated, the amount of custodian fees (and, in the case of the International Growth Portfolio and International Equity Index Portfolio, the foreign custodian fees) incurred by each Portfolio was as follows:

                                              1998      1997      1996
                                            --------  --------  --------

Balanced Portfolio                          $ 22,993  $ 24,371  $ 21,294
Equity Index Portfolio                       268,057   142,960   154,259
Diversified Growth Portfolio                  28,035    27,587    26,634
Focused Growth Portfolio                      28,583    23,050    21,498
Small Company Index Portfolio                227,658    66,695    67,319
International Growth Portfolio               122,373   158,611   170,117
International Equity Index Portfolio (1)      67,398    49,999       N/A


___________________
(1)  Commenced investment operations on April 1, 1997.

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Northern and NTQA believe that they may perform the services contemplated by their agreements with the Trust without violation of such banking laws or regulations, which are applicable to them. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Northern and NTQA from continuing to perform such services for the Trust.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of Northern or NTQA in connection with the provision of services on behalf of the Trust, the Trust might be required to alter materially or discontinue its arrangements with Northern or NTQA and change its method of operations. It is not anticipated, however, that any change in the Trust's method of operations would affect the net asset value per share of any Portfolio or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, the Trust expects that Northern and its affiliates would consider the possibility of offering to perform some or all of the services now provided by Goldman Sachs. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Northern and its affiliates might offer to provide services for consideration by the Trustees.

     Goldman Sachs is also an active investor, dealer and/or underwriter in many types of stocks, bonds and other instruments. Its activities in this regard could have some effect on the market for those instruments which the Portfolios acquire, hold or sell.

     Under a Service Mark License Agreement with the Trust, Northern Trust Corporation agrees that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The

Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds." (This undertaking by the Trust may be subject to certain legal limitations.)

Portfolio Transactions

     To the extent that a Portfolio effects brokerage transactions with Goldman Sachs or any broker/dealer affiliated directly or indirectly with the Investment Advisers, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker/dealer effecting such transactions, will be fair and reasonable to the shareholders of the Portfolio.

     During the fiscal year ended November 30, 1998, the Balanced Portfolio acquired and sold securities of Lehman Brothers, Inc. and Merrill Lynch & Co., Inc., each a regular broker/dealer. At November 30, 1998, the Balanced Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
Donaldson Lufkin & Jenrette Securities, Inc., with an approximate aggregate market value of $202,000; Lehman Brothers, Inc., with an approximate aggregate market value of $837,000; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $90,000; and Salomon Brothers, Inc., with an approximate aggregate market value of $667,000.

     During the fiscal year ended November 30, 1998, the Equity Index Portfolio acquired and sold securities of Bankers Trust, Bear Stearns & Co., Lehman Brothers, Inc., J.P. Morgan Securities, Inc., Merrill Lynch & Co., Inc. and Morgan Stanley Group, Inc., each a regular broker/dealer. At November 30, 1998, the Equity Index Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bankers Trust, with an approximate aggregate market value of $1,166,000; Bear Stearns & Co., with an approximate aggregate market value of $664,000; Lehman Brothers, Inc., with an approximate aggregate market value of $824,000; J.P. Morgan Securities, Inc., with an approximate aggregate market value of $2,629,000; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $3,637,000; and Morgan Stanley Group, Inc., with an approximate aggregate market value of 5,681,000.

     During the fiscal year ended November 30, 1998, the Diversified Growth Portfolio acquired and sold securities of Merrill Lynch & Co., Inc., a regular broker/dealer. At November 30, 1998, the Diversified Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Merrill Lynch & Co., Inc., with an approximate aggregate market value of $510,000.

     During the fiscal year ended November 30, 1998, the Focused Growth Portfolio acquired and sold securities of Merrill Lynch & Co., Inc., a regular broker/dealer. At November 30, 1998, the Focused Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Merrill Lynch & Co., Inc., with an approximate aggregate market value of $1,826,000.

     During the fiscal year ended November 30, 1998, the Small Company Index Portfolio acquired and sold securities of Everen Capital Corp. and Hambrecht and Quist, each a regular broker/dealer. At November 30, 1998, the Small Company Index Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
Everen Capital Corp., with an approximate aggregate market value of $47,000; and Hambrecht and Quist, with an approximate aggregate market value of $63,000.

     During the fiscal year ended November 30, 1998, the International Equity Index Portfolio acquired and sold securities of ABN-AMRO, HSBC Securities, Inc., Nomura Securities Co. and UBS Securities, each a regular broker/dealer. At November 30, 1998, the International Equity Index Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: ABN-AMRO, with an approximate aggregate market value of $204,000; HSBC Securities, Inc., with an approximate aggregate market value of $424,000; Nomura Securities Co., with an approximate aggregate market value of $117,000; and UBS Securities, with an approximate aggregate market value of $421,000.

     During the fiscal year ended November 30, 1998, the International Growth Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parents.

     For the fiscal years ended November 30 as indicated, each Portfolio paid brokerage commissions as follows:

                                  Total          Total         Brokerage
   Fiscal                       Brokerage      Amount of      Commissions
    Year           Total       Commissions    Transactions       Paid
   Ended         Brokerage       Paid to        On Which      to Brokers
November 30,    Commissions    Affiliated     Commissions      Providing
    1998           Paid        Brokers/1/         Paid         Research/4/
------------    -----------    -----------    ------------    ------------

Balanced
Portfolio        $ 33,693        $ 2,794      $ 24,707,706     $ 25,032
                                   (8.29%)/2/        (1.91%)/3/

Equity
Index
Portfolio         148,670              0       590,431,860      125,498

Focused
Growth
Portfolio         257,630         12,648       178,606,124      208,872
                                   (4.91%)/2/        (0.12%)/3/

Diversified
Growth
Portfolio         148,788         19,748       116,674,485      122,744
                                  (13.27%)/2/        (2.23%)/3/

Small Company
Index
Portfolio          98,346              0       139,815,827       97,942

International
Growth
Portfolio         933,041         23,687       325,994,274      581,629
                                   (2.54%)/2/        (3.32%)/3/

International
Equity Index
Portfolio          72,801              0        43,852,342       61,732


----------
/1/ Goldman Sachs was the only affiliated broker utilized by the Trust during the fiscal year.
/2/  Percentage of total commissions paid.
/3/ Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
/4/ The amounts of the transactions involving commissions paid to brokers providing research were $18,453,666, $537,682,036, $145,818,514,
     $94,871,574, $139,042,814, $198,366,763 and $36,469,237 for the Balanced,
     Equity Index, Focused Growth, Diversified Growth, Small Company Index, International Growth and International Equity Index Portfolios, respectively.

                                  Total          Total         Brokerage
   Fiscal                       Brokerage      Amount of      Commissions
    Year           Total       Commissions    Transactions       Paid
   Ended         Brokerage       Paid to        On Which      to Brokers
November 30,    Commissions    Affiliated     Commissions      Providing
    1997           Paid        Brokers/1/         Paid         Research
------------    -----------    -----------    ------------    -----------

Balanced
Portfolio        $   32,642     $    0        $ 20,396,168      $ 25,974

Equity
Index
Portfolio           131,385          0         254,772,161

Focused
Growth
Portfolio           300,436      1,484         226,791,529      260,384
                                 (0.49%)/2/          (0.59%)/3/

Diversified
Growth
Portfolio           202,193          0         132,628,487      186,656

Small Company
Index
Portfolio            73,241          0          93,889,780       73,173

International
Growth
Portfolio         1,163,242          0         374,185,022      644,392

International
Equity Index
Portfolio            56,347          0          26,892,453       56,347


----------
/1/ Goldman Sachs was the only affiliated broker utilized by the Trust during the fiscal year.
/2/  Percentage of total commissions paid.
/3/ Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.

                                  Total          Total         Brokerage
   Fiscal                       Brokerage      Amount of      Commissions
    Year           Total       Commissions    Transactions       Paid
   Ended         Brokerage       Paid to        On Which      to Brokers
November 30,    Commissions    Affiliated     Commissions      Providing
    1996           Paid        Brokers/1/         Paid         Research
------------    -----------    -----------    ------------    -----------

Balanced
Portfolio        $   53,002      $    0       $ 33,133,354     $ 34,545

Equity
Index
Portfolio            86,325           0        176,685,003       71,053

Focused
Growth
Portfolio           325,022       5,623        189,320,203      248,133
                                  (1.73%)/2/      (1.10%)/3/
Diversified
Growth
Portfolio           266,884           0        170,853,039      228,062

Small Company
Index
Portfolio            90,057           0         74,698,179       44,761

International
Growth
Portfolio         1,797,065           0        531,192,806      636,028


----------
/1/ Goldman Sachs was the only affiliated broker utilized by the Trust during the fiscal year.
/2/  Percentage of total commissions paid.
/3/ Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.

Portfolio Valuation

     U.S. and foreign investments held by a Portfolio are valued at the last quoted sales price on the exchange on which such securities are primarily traded, except that securities listed on an exchange in the United Kingdom are valued at the average of the closing bid and ask prices. If any securities listed on a U.S. securities exchange are not traded on a valuation date, they will be valued at the last quoted bid price. If securities listed on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted trade price. Securities which are traded in the U.S. over-the-counter markets are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are valued at the last sales price, except that such securities traded in the United Kingdom are valued at the average of the closing bid and ask prices. Shares of investment companies held by the Portfolios will be valued at their respective net asset values. Any securities, including restricted securities, for which current quotations are not readily available are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Short-term investments are valued at amortized cost which the Investment Adviser has determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.


Administrator and Distributor


     Goldman Sachs, 85 Broad Street, New York, New York 10004, acts as administrator and distributor for the Portfolios. Under its Administration Agreement with the Trust, Goldman Sachs, subject to the general supervision of the Trust's Board of Trustees, acts as the Trust's Administrator. In this capacity, Goldman Sachs (1) provides supervision of certain aspects of the Trust's non-investment advisory operations (the parties giving recognition to the fact that certain of such operations are performed by Northern pursuant to the Trust's agreements with Northern), (2) provides the Trust, to the extent not provided pursuant to such agreements, with such personnel as are reasonably necessary for the conduct of the Trust's affairs, (3) arranges, to the extent not provided pursuant to such agreements, for the preparation at the Trust's expense of its tax returns, reports to shareholders, periodic updating of the prospectuses issued by the Trust, and reports filed with the SEC and other regulatory authorities (including qualification under state securities or Blue Sky laws of the Trust's shares), and (4) provides the Trust, to the extent not provided pursuant to such agreements, with adequate office space and equipment and certain related services in Chicago.

     Subject to the limitations described below, as compensation for its administrative services and the assumption of related expenses, Goldman Sachs is entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of .15% of the average daily net assets of each of the International Equity Index and International Growth Portfolios, and .10% of the average daily net assets of each other Portfolio. For the fiscal years or periods ended November 30 as indicated, Goldman Sachs received fees under the Administration Agreement (after fee waivers) in the amount of:

                                               1998         1997         1996
                                            ----------    --------     --------
Balanced Portfolio                          $   59,575    $ 54,096     $ 45,373
Equity Index Portfolio                       1,136,850     830,785      603,816
Diversified Growth Portfolio                   164,560     144,576      139,259
Focused Growth Portfolio                       130,709     116,431      101,553
Small Company Index Portfolio                  124,365     121,184      106,073
International Growth Portfolio                 163,058     159,139      136,235
International Equity Index Portfolio (1)        70,396      26,233          N/A

---------------
(1)  Commenced investment operations on April 1, 1997.


     For the fiscal years or periods ended November 30 as indicated and prior to May 1, 1997, Goldman Sachs voluntarily agreed to waive a portion of its administration fee for each Portfolio resulting in an effective fee of .10% of the average daily net assets for each Portfolio. The effect of these waivers by Goldman Sachs was to reduce administration fees by the following amounts:

                                                1998       1997          1996
                                                ----      -------      --------
Balanced Portfolio                               $0       $32,260      $ 68,595
Equity Index Portfolio                            0        52,050       176,462
Diversified Growth Portfolio                      0        68,234       170,691
Focused Growth Portfolio                          0        63,979       148,402
Small Company Index Portfolio                     0        65,061       152,457
International Growth Portfolio                    0        68,541       168,984
International Equity Index Portfolio (1)          0         1,460           N/A

---------------
(1)  Commenced investment operations on April 1, 1997.

     In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceed a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during the current fiscal year, Goldman Sachs will waive a portion of its administration fees during the following fiscal year. This undertaking may be terminated by Goldman Sachs at any time without the consent of the Trust or the shareholders. There have been no waivers pursuant to this agreement during the last three fiscal years.

     Goldman Sachs has agreed for the current fiscal year to reimburse each Portfolio for its expenses (including fees payable to Goldman Sachs as administrator, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis .25% of the International Equity Index and International Growth Portfolios' respective average daily net assets and .10% of each other Portfolio's average daily net assets. Prior to May 1, 1997, this undertaking was voluntary with respect to the Portfolios. As of May 1, 1997, this undertaking is contractual with respect to all Portfolios. The effect of these reimbursements by Goldman Sachs for the fiscal years or periods ended November 30 as indicated were to reduce the expenses of each Portfolio by:


                                               1998         1997         1996
                                             --------     --------     --------
Balanced Portfolio                           $ 78,916     $ 74,341     $ 65,547
Equity Index Portfolio                        504,482      304,060      306,865
Diversified Growth Portfolio                   82,995       89,069       98,425
Focused Growth Portfolio                       83,616       79,410       80,020
Small Company Index Portfolio                 282,541      128,881      134,838
International Growth Portfolio                 49,890       67,398       55,347
International Equity Index Portfolio (1)       98,328       56,393          N/A

---------------
(1)  Commenced investment operations on April 1, 1997.

     Unless sooner terminated, the Administration Agreement will continue in effect with respect to a particular Portfolio until April 30, 1999, and thereafter for successive 12-month periods, provided that the agreement is approved annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined by the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). The Administration Agreement is terminable at any time without penalty by the Trust (upon specified Trustee or shareholder action) on 60 days' written notice to Goldman Sachs and by Goldman Sachs on 60 days' written notice to the Trust.


     The Trust has entered into a Distribution Agreement under which Goldman Sachs, as agent, sells shares of each Portfolio on a continuous basis. Goldman Sachs pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of all other sales presentations, mailings, advertising and other distribution efforts. No compensation is payable by the Trust to Goldman Sachs for such distribution services.

     The Administration Agreement and the Distribution Agreement provide that Goldman Sachs may render similar services to others so long as its services under such Agreements are not impaired thereby. The Administration Agreement provides that the Trust will indemnify Goldman Sachs against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Administration Agreement and Distribution Agreement) or, in lieu thereof, contribute to resulting losses.


Shareholder Servicing Plan


     As stated in the Portfolios' Prospectus, Service Agents may enter into servicing agreements with the Trust under which they provide (or arrange to have provided) support services to their Customers or other investors who beneficially own such shares in consideration of the Portfolios' payment of not more than .15% and .25% (on an annualized basis) of the average daily net asset value of the Class C and D Shares, respectively, beneficially owned by such Customers or investors.

  For the fiscal years or periods ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of each Portfolio then in existence was as follows:

                                             1998          1997          1996
                                           --------       -------       -------
Balanced Portfolio
    Class C (1)                            $  7,927       $ 8,026       $ 7,123
    Class D (2)                               1,860           710            61
Equity Index Portfolio
    Class C                                 148,096        99,924        46,497
    Class D                                  84,248        52,360         7,257
Diversified Growth Portfolio
    Class C                                     N/A           N/A           N/A
    Class D                                   2,669         1,466           703
Focused Growth Portfolio
    Class C (3)                              13,754        11,222         3,028
    Class D                                   4,375         2,037         1,224
Small Company Index Portfolio
    Class C (4)                                 338           N/A           N/A
    Class D                                   2,173           993           252
International Growth Portfolio
    Class C                                     N/A           N/A           N/A
    Class D                                     825           379           201
International Equity Index Portfolio
    Class D (5)                                   5           N/A           N/A

---------------
(1)  Class C Shares were issued on December 29, 1995.
(2)  Class D Shares were issued on February 20, 1996.
(3)  Class C Shares were issued on June 14, 1996.
(4)  Class C Shares were issued on January 8, 1998.
(5)  Class D Shares were issued on October 5, 1998.

     Services provided by or arranged to be provided by Service Agents under their servicing agreements may include: (1) establishing and maintaining separate account records of Customers or other investors; (2) providing Customers or other investors with a service that invests their assets in shares of certain classes pursuant to specific or pre-authorized instructions, and assistance with new account applications; (3) aggregating and processing purchase and redemption requests for shares of certain classes from Customers or other investors, and placing purchase and redemption orders with the Transfer Agent; (4) issuing confirmations to Customers or other investors in accordance with applicable law; (5) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds; (6) processing dividend payments on behalf of Customers or other investors; (7) providing information periodically to Customers or other investors showing their positions in shares; (8) responding to Customer or other investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the Service Agents; (9) acting as liaison with respect to all inquiries and complaints from Customers and other investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (10) providing or arranging for another person to provide subaccounting with respect to shares of certain classes beneficially owned by Customers or other investors; (11) if required by law, forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers and other investors; (12) providing such office space, facilities and personnel as may be required to perform their services under the servicing agreements; (13) maintaining appropriate management reporting and statistical information; (14) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (15) developing and monitoring investment programs; and (16) providing such other similar services as the Trust may reasonably request to the extent the Service Agents are permitted to do so under applicable statutes, rules and regulations.

     The Trust's agreements with Service Agents are governed by a Plan (called the "Shareholder Servicing Plan"), which has been adopted by the Board of Trustees. Pursuant to the Shareholder Servicing Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Service Agents and the purposes for which the expenditures were made. In addition, the arrangements with Service Agents must be approved annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

     The Board of Trustees has approved the arrangements with Service Agents based on information provided by the Trust's service contractors that there is a reasonable likelihood that the arrangements will benefit the Portfolios and their shareholders by affording the Portfolios greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.


Counsel and Auditors

     Drinker Biddle & Reath LLP, with offices at 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serve as counsel to the Trust.


     Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


In-Kind Purchases and Redemptions

     Payment for shares of a Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

     The additional transaction fee described in the Prospectus with respect to the Small Company Index Portfolio and the International Equity Index Portfolio does not apply to in-kind purchases of shares that are structured to minimize the related brokerage, market impact costs and other transaction costs to such Portfolios as described in the Prospectus.


     Although each Portfolio generally will redeem shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in kind of securities (instead of cash) from such Portfolio. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.


                            PERFORMANCE INFORMATION


     The performance of a class of shares of a Portfolio may be compared to those of other mutual funds with similar investment objectives and to bond, stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by Lipper Analytical Services, Inc. or other independent mutual fund reporting services. In addition, the performance of a class may be compared to the Lehman Brothers Government/Corporate Bond Index (or its components, including the Treasury Bond Index), S&P 500 Index, S&P/Barra Growth Index, the Russell 2000 Index, the EAFE Index or other unmanaged stock and bond indices, including, but not limited to, the Merrill Lynch 1-5 Year Government Bond Index, the Merrill Lynch 1-5 Year Corporate/Government Bond Index, the 3-month LIBOR Index, the 91-day Treasury Bill Rate, the Composite Index, the J.P. Morgan Non-U.S. Government Bond Index, and the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industry companies listed on the New York Stock Exchange. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

     The Portfolios calculate their total returns for each class of shares on an "average annual total return" basis for various periods from the dates the respective Portfolios commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Portfolio with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Portfolios may also advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

     Each Portfolio that advertises an "average annual total return" for a class of shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                          1/n
                                      ERV
                                 T = (---)  -1
                                       P

Where:    T =  average annual total return;

          ERV = ending redeemable value at the end of the applicable period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the period;

          P =  hypothetical initial payment of $1,000; and

          n =  period covered by the computation, expressed in terms of years.

     Each Portfolio that advertises an "aggregate total return" for a class of shares computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                       ERV
                                 T = [(---)]-1
                                        P

     The Small Company Index and International Equity Index Portfolios may advertise total return data without reflecting the .50% and 1.00% portfolio transaction fee in accordance with the rules of the SEC. Quotations which do not reflect the fee will, of course, be higher than quotations which do.

     The calculations set forth below are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) the portfolio transaction fee is taken into account for purchases of shares of the Small Company Index Portfolio and the International Equity Index Portfolio. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. Total return calculations excluding the transaction fee are also provided for the Small Company Index Portfolio and the International Equity Index Portfolio.

     The average annual total returns and aggregate total returns shown below for the Diversified Growth, Equity Index, Small Company Index and International Growth Portfolios include, for periods prior to the commencement of the Portfolios' operations, the performance of predecessor collective funds adjusted to reflect the higher estimated fees and expenses applicable to such Portfolios' Class A Shares at the time of their inception. Although all such predecessor collective funds were managed by Northern for the periods stated in a manner and pursuant to investment objectives that were equivalent in all material respects to the management and investment objectives of the corresponding Portfolios, such predecessor collective funds were not registered under the 1940 Act and were not subject to certain investment restrictions imposed by the 1940 Act. If they had been registered under the 1940 Act, performance might have been adversely affected. The average annual total returns and aggregate total returns shown for the Portfolios for their Class C and/or Class D Shares also include, for the periods prior to the inception of such classes, the performance of the Portfolios' Class A Shares. Because the fees and expenses of Class C and Class D Shares are, respectively, 0.24% and 0.39% higher than those of Class A Shares, actual performance for periods prior to the inception of Class C and Class D Shares would have been lower if such higher fees and expenses had been taken into account.

     Following commencement of operations of the Portfolios, Goldman Sachs reimbursed expenses to the Portfolios and voluntarily agreed to reduce a portion of its administration fee for each Portfolio pursuant to the undertaking described above under "Additional Trust Information--Administrator and Distributor" and "--Investment Advisers, Transfer Agent and Custodian," and Northern waived a portion of its investment advisory fees with respect to the Portfolios. The average annual total returns and aggregate total returns of each Portfolio with respect to Class A, Class C and Class D Shares, as applicable, are shown below with and without such fee waivers and expense reimbursements.

                                                                 For Periods Ended November 30, 1998

                                          Average Annual Total Returns (%)              Aggregate Total Returns (%)
                                                                    Since                                       Since
                                         1 Year  5 Year  10 Year  Inception          1 Year  5 Year  10 Year  Inception
                                         ------  ------  -------  ---------          ------  ------  -------  ---------
Diversified Growth/1/
Class A
  with fee waivers and                    25.22   17.37    16.17      -               25.22  122.73   347.65      -
  expense reimbursements

  without fee waivers and                 24.85   16.91    15.70      -               24.85  118.40   329.87      -
  expense reimbursements

Class D
  with fee waivers and                    24.73   17.02    16.00      -               24.73  119.43   341.14      -
  expense reimbursements

  without fee waivers and                 24.36   16.56    15.52      -               24.36  115.15   323.23      -
  expense reimbursements

Focused Growth/2/
Class A
  with fee waivers and                    24.03   17.47      -      16.92             24.03  123.68     -       133.38
  expense reimbursements

  without fee waivers and                 23.58   24.25      -      21.46             23.58  196.13     -       186.93
  expense reimbursements

Class C
  with fee waivers and                    23.73   17.34      -      16.80             23.73  122.45     -       132.08
  expense reimbursements

  without fee waivers and                 23.28   16.75      -      16.19             23.28  116.91     -       125.60
  expense reimbursements

Class D
  with fee waivers and                    23.60   17.12      -      16.59             23.60  120.37     -       129.87
  expense reimbursements

  without fee waivers and                 23.15   16.53      -      15.97             23.15  114.88     -       123.31
  expense reimbursements


                                                                 For Periods Ended November 30, 1998
                                          Average Annual Total Returns (%)                Aggregate Total Returns (%)

                                                                    Since                                         Since
                                         1 Year  5 Year  10 Year  Inception            1 Year  5 Year  10 Year  Inception
                                         ------  ------  -------  ---------            ------  ------  -------  ---------
Equity Index/3/
Class A
  with fee waivers and                    23.39   22.64   18.42       -                23.39   177.43   442.31      -
  expense reimbursements

  without fee waivers and                 23.09   22.29   18.04       -                23.09   173.50   425.16      -
  expense reimbursements

Class C
  with fee waivers and                    23.09   22.46   18.33       -                23.09   175.40   438.20      -
  expense reimbursements

  without fee waivers and                 22.79   22.11   17.96       -                22.79   171.49   421.61      -
  expense reimbursements

Class D
  with fee waivers and                    22.90   22.30   18.25       -                22.90   173.61   434.58
  expense reimbursements

  without fee waivers and                 22.59   21.96   17.89       -                22.59   169.83   418.53      -
  expense reimbursements

Small Company Index/4/
Class A
  with fee waivers and                    -7.48   10.68   12.20       -                -7.48    66.09   216.18      -
  expense reimbursements
  and portfolio transaction fee

  with fee waivers and                    -7.02   10.79   12.26       -                -7.02    66.92   217.87      -
  expense reimbursements
  but without portfolio
  transaction fee

  without fee waivers and                 -7.88   10.17   11.65       -                -7.88    62.30   201.01      -
  expense reimbursements
  but with portfolio
  transaction fee

  without fee waivers and                 -7.42   10.28   17.71       -                -7.42    63.11   202.64      -
  expense reimbursements
  and portfolio transaction fee

                                                                 For Periods Ended November 30, 1998
                                          Average Annual Total Returns (%)                Aggregate Total Returns (%)

                                                                    Since                                         Since
                                         1 Year  5 Year  10 Year  Inception            1 Year  5 Year  10 Year  Inception
                                         ------  ------  -------  ---------            ------  ------  -------  ---------
Small Company Index/4/
Class C
  with fee waivers and                   -7.79    10.60   12.17       -                -7.79    65.49   215.33      -
  expense reimbursements and
  portfolio transaction fee

  with fee waivers and expense           -7.33    10.71   12.22       -                -7.33    66.32   216.74      -
  reimbursements but without
  portfolio transaction fee

  without fee waivers and                -8.18    10.10   11.61       -                -8.18    61.78   199.94      -
  expense reimbursements but
  with portfolio transaction fee

  without fee waivers and                -7.72    10.28   11.67       -                -7.72    63.11   201.55      -
  expense reimbursements and
  portfolio transaction fee

Class D
  with fee waivers and                   -8.04    10.46   12.51       -                -8.04    64.45   225.02
  expense reimbursements and
  portfolio transaction fee

  with fee waivers and expense           -7.58    10.57   12.15       -                -7.58    65.27   214.77      -
  reimbursements but without
  portfolio transaction fee

  without fee waivers and                -7.97     9.82   11.47       -                -7.97    59.74   196.20      -
  expense reimbursements but
  with portfolio transaction fee

  without fee waivers and                -5.40    10.43   11.78       -                -5.40    64.22   204.54      -
  expense reimbursements and
  portfolio transaction fee

                                                                 For Periods Ended November 30, 1998
                                          Average Annual Total Returns (%)                Aggregate Total Returns (%)

                                                                    Since                                         Since
                                         1 Year  5 Year  10 Year  Inception            1 Year  5 Year  10 Year  Inception
                                         ------  ------  -------  ---------            ------  ------  -------  ---------
International Growth/5/
Class A
  with fee waivers and                   20.52    9.43      -         6.94              20.52   56.92      -      75.97
  expense reimbursements

  without fee waivers and                20.25    9.06      -         6.58              20.25   54.29      -      71.11
  expense reimbursements

Class D
  with fee waivers and                   19.96    9.06      -         6.79              19.96   54.29      -      72.97
  expense reimbursements

  without fee waivers and                19.69    8.70      -         6.37              19.69   51.76      -      68.27
  expense reimbursements

Balanced/6/
Class A
  with fee waivers and                   16.90   12.36      -        11.98              16.90   79.08      -      84.66
  expense reimbursements

  without fee waivers and                16.44   11.67      -        11.26              16.44   73.65      -      78.35
  expense reimbursements

Class C
  with fee waivers and                   16.61   12.19      -        11.82              16.61   77.73      -      83.30
  expense reimbursements

  without fee waivers and                16.15   11.51      -        11.13              16.15   72.41      -      77.18
  expense reimbursements

Class D
  with fee waivers and                   16.45   12.12      -        11.76              16.45   77.18      -      82.69
  expense reimbursements

  without fee waivers and                15.99   11.43      -        11.06              15.99   71.80      -      76.59
  expense reimbursements

                                                                 For Periods Ended November 30, 1998
                                          Average Annual Total Returns (%)                Aggregate Total Returns (%)
                                                                    Since                                         Since
                                         1 Year  5 Year  10 Year  Inception            1 Year  5 Year  10 Year  Inception
                                         ------  ------  -------  ---------            ------  ------  -------  ---------
International Equity Index/7/
Class A
  with fee waivers and                   14.36      -       -        11.90              14.36     -       -        20.59
  expense reimbursements
  and portfolio transaction fee

  with fee waivers and expense           15.50      -       -        12.57              15.50     -       -        21.80
  reimbursements but without
  portfolio transaction fee

  without fee waivers and                13.87      -       -        10.94              13.87     -       -        18.88
  expense reimbursements but with
  portfolio transaction fee

  without fee waivers and                15.01      -       -        11.60              15.01     -       -        20.07
  expense reimbursements
  and portfolio transaction fee

Class D
  with fee waivers and                   15.30      -       -        11.85              15.30     -       -        20.50
  expense reimbursements
  and portfolio transaction fee

  with fee waivers and expense           15.42      -       -        12.52              15.42     -       -        21.71
  reimbursements but without
  portfolio transaction fee

  without fee waivers and                13.79      -       -        10.89              13.79     -       -        18.79
  expense reimbursements but with
  portfolio transaction fee

  without fee waivers and                14.93      -       -        11.56              14.93     -       -        19.98
  expense reimbursements
  and portfolio transaction fee

1. For Class A and D Shares, performance data prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance data from January 11, 1993 to September 14, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance data of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

2. For Class C and Class D Shares, performance from July 1, 1993 to June 14, 1996 (commencement of Class C Shares) and December 8, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations on July 1, 1993. Because the fees and expenses of Class C and Class D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher expenses been taken into account.

3. For Class A, C and D Shares, performance data prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class C and D Shares, performance data from January 11, 1993 to September 28, 1995 (commencement of Class C Shares) and September 14, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because the fees and expenses of Class C and Class D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance data of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

4. For Class A, C and D Shares, performance data prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class C and D Shares, performance data from January 11, 1993 to January 8, 1998 (commencement of Class C Shares) and December 8, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because the fees and expenses of Class C and Class D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. Performance data of the predecessor collective fund is shown from August 1, 1988 (the date such collective fund was first managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio) and is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

5. For Class A and Class D Shares, performance data prior to March 28, 1994 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance data from March 28, 1994 to November 16, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. Performance data of the predecessor collective fund is shown from July 1, 1990 (the date such fund was first managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio) and is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

6. For Class C and Class D Shares, performance from July 1, 1993 to December 29, 1995 (commencement of Class C Shares) and February 20, 1996 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations on July 1, 1993. Because the fees and expenses of Class C and Class D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

7. For Class D Shares, performance from April 1, 1997 to October 5, 1998 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations on April 1, 1997. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

     The yield of a class of shares in the Balanced Portfolio is computed based on the net income of such class during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, the Portfolio's yield for a class of shares is computed by dividing the per share net income for the class during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

     The Balanced Portfolio calculates its 30-day (or one month) standard yield for a class of shares in accordance with the method prescribed by the SEC for mutual funds:


                                    [(a-b    )/6/   ]
                          Yield = 2 [(--- + 1)   - 1]
                                    [(cd     )      ]


Where:      a = dividends and interest earned during the period;

            b = expenses accrued for the period (net of reimbursements);


            c = average daily number of shares outstanding during the period entitled to receive dividends; and

            d = net asset value per share on the last day of the period.

     For the 30-day period ended November 30, 1998, the annualized yields for the Class A, Class C and Class D Shares of the Balanced Portfolio was 2.52%, 2.35% and 2.21%, respectively. During such period, Goldman Sachs reimbursed expenses to the Portfolio and voluntarily agreed to reduce a portion of its administration fees under "Additional Trust Information - Administrator and Distributor," and Northern waived a portion of its investment advisory fees with respect to the Portfolio. In the absence of such advisory and administration fee reductions and expense limitations, the 30-day yield for Class A, Class C and Class D Shares would have been 2.16%, 1.92% and 1.78%, respectively.

     Because of the different servicing fees and transfer agency fees payable with respect to Class A, C and D Shares in a Portfolio, performance quotations for shares of Class C and D of the Portfolio will be lower than the quotations for Class A Shares of the Portfolio, which will not bear any fees for shareholder support services and will bear minimal transfer agency fees.

     The performance of each class of shares of the Portfolios is based on historical earnings, will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that when redeemed, shares may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Total return data should also be considered in light of the risks associated with a Portfolio's composition, quality, maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their Customer accounts in connection with investments in a Portfolio will not be included in calculations of performance data.

                                     TAXES

     The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

General

     Each Portfolio will elect to be taxed separately as a regulated investment company (a "RIC"). To qualify as a RIC, each Portfolio generally must distribute an amount equal to at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for each year (the "Distribution Requirement") and satisfy certain other requirements. Each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities or currencies. Also, at the close of each quarter of the taxable year, it is generally required that at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses. Each Portfolio intends to comply with these RIC requirements.

     If for any taxable year any Portfolio were not to qualify as a RIC, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions by the Portfolio would be taxable to shareholders as ordinary income to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

     The Internal Revenue Code imposes a nondeductible 4% excise tax on RICs that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax. Each Portfolio also intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax.

     The Trust will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for prior failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he is not subject to backup withholding or that he is an "exempt recipient."

Foreign Investors

     Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Portfolio), provided such shareholder submits a statement, signed under penalties of perjury, attesting to such shareholder's exempt status. Different tax consequences apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

Conclusion

     The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.


     Although each Portfolio expects to qualify as a RIC and to be relieved of all or substantially all Federal taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.

                             DESCRIPTION OF SHARES

     The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees may hereafter create series in addition to the Trust's seventeen existing series, which represent interests in the Trust's seventeen respective portfolios, seven of which are discussed in this Additional Statement. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Trust's non-money market portfolios: Class A, C and D Shares.

     Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account -- Selling Shares" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Portfolios are not issued.

     The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

     The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

     The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

     The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

     The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the applicable series of the Trust is unable to meet its obligations.

     The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

     In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (b) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (c) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

     As of January 5, 1999, substantially all of the Portfolios' outstanding shares were held of record by Northern for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, Northern possessed sole or shared voting and/or investment power for its customer accounts with respect to less than 10% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Portfolio. Northern has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolios as of January 5, 1999:

                                                                Number     Percentage
                                                               of Shares   of Shares
                                                               ---------   ----------
BALANCED PORTFOLIO
    Class A
        Northern Trust Thrift Incentive Plan                   1,625,049     35.83%
        Tetra Pak Salaried Trust                                 834,419     18.40%
        Sealed Air Corporation                                   562,114     12.39%
    Class C
        Kitch Profit Sharing Plan                                 55,330       100%
    Class D
        First National Bank of La Grange                          28,241       100%

DIVERSIFIED GROWTH PORTFOLIO
    Class A
        Northern Trust Pension Plan                            4,949,085     44.84%

EQUITY INDEX PORTFOLIO
    Class A
        Northern Trust Thrift Incentive Plan                   8,563,920     15.39%
        Meadows Fund                                           4,807,521      8.64%
        Libby-Owens-Ford Company                               3,842,565      6.90%
    Class  C
        AMA 401K Plan                                          1,548,489     33.07%
        Wilson Sporting Goods                                  1,114,577     23.81%
        U.S. Silica                                              521,520     11.14%
        Sierra Technology                                        433,871      9.27%
        Children's Hospital San Diego                            413,455      8.83%
        Clark - Schwebel Retirement Partnership                  333,305      7.12%
    Class D
        Marquette Trust Company                                1,122,854     75.28%
        Citizens Bank                                            102,684      6.88%
        Midwest Trust Company                                     96,988      6.50%

FOCUSED GROWTH PORTFOLIO
    Class C
        Northern Trust Thrift Incentive Plan                   4,336,190     54.90%
        Doe Run Resources                                        767,398      9.72%

SMALL COMPANY INDEX PORTFOLIO
    Class A
        Masco In-House                                         7,859,290     44.33%
        Doe Run Resources                                        949,832      5.36%
    Class C
        Amcol International Savings Plan Trust                    45,810       100%

INTERNATIONAL EQUITY INDEX PORTFOLIO
    Class A
        Northern Trust Pension Plan                            1,258,392     31.27%
        Nigas Savings Investment & Thrift International Fund     869,017     21.59%
        Felpro 401K Plan                                         785,013     19.51%
        Northern Trust Thrift Incentive Plan                     594,403     14.77%
        Sisters of The Precious Blood Foundation                 214,776      5.34%

INTERNATIONAL GROWTH PORTFOLIO
    Class A
        Northern Trust Pension Plan                            1,134,142     11.57%
        White Cap                                                735,131      7.50%
        Doe Run Resources                                        724,094      7.38%
        Global Industrial Technology                             678,822      6.92%
        Tuthill Pension                                          643,992      6.57%
        Northwestern Medical Mission                             521,376      5.32%
    Class D
        Fort Wayne National Corporation                           15,083     95.78%

                               OTHER INFORMATION

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern, NTQA and Goldman Sachs, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, servicing fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

     The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.


                              FINANCIAL STATEMENTS


     The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1998 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Annual Report may be obtained by writing to Goldman, Sachs & Co., Funds Group, 4900 Sears Tower, Chicago, Illinois 60606, or by calling Goldman Sachs toll-free at 800-621-2550.

                                   APPENDIX A

Description of Bond Ratings

The following summarizes the highest six ratings used by Standard & Poor's Ratings Group, Inc., a division of McGraw Hill ("S&P") for corporate and municipal debt:

     AAA: Debt rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: Debt rated AA differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB and B: Debt rated BB and B is regarded as having significant speculative characteristics. Debt rated BB is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Debt rated B is more vulnerable to non-payment than debt rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the ratings AA and lower may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

S&P may attach the rating "r" to highlight risks to principal or volatility of expected returns which are not addressed in the credit rating.

The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal long-term debt:

     Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      1-A

     Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba and B: Bonds that possess one of these ratings provide questionable protection of interest and principal. Ba indicates some speculative elements. B indicates a general lack of characteristics of desirable investment.

The foregoing ratings for corporate and municipal long-term debt are sometimes presented in parenthesis preceded with a "con", indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of some act or the fulfillment of some condition.

The following summarizes the highest six ratings used by Duff & Phelps Credit Rating Co. ("D&P") for corporate and municipal long-term debt:

     AAA: Debt rated AAA is of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Debt rated AA is of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Debt rated A has protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

     BBB: Debt rated BBB has below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                                      2-A

     BB and B: Debt rated BB or B is considered to be below investment grade. Debt rated BB is deemed likely to meet obligations when due. Debt rated B possesses the risk that obligations will not be met when due.

To provide more detailed indications of credit quality, the ratings AA and lower may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

The following summarizes the highest six ratings used by Fitch IBCA, Inc. ("Fitch") for corporate and municipal bonds:

     AAA: Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

     BB: Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

To provide more detailed indications of credit quality, the Fitch ratings "AA" and lower may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                                      3-A

Description of Municipal Note Ratings

The following summarizes the two highest ratings by S&P for short-term municipal notes:

     SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1: Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2: Obligations bearing these designations are of high quality with margins of protection ample although not as large as in the preceding group.

The two highest rating categories of D&P for short-term debt are D-1 and D-2. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D&P uses the fixed-income ratings described above under "Description of Bond Ratings" for tax-exempt notes and other short-term obligations. Fitch uses the short-term ratings described below under "Description of Commercial Paper Ratings" for municipal notes.

Description of Commercial Paper Ratings

Commercial paper rated A-1 by S&P indicates that the obligor's capacity to meet its financial commitment is strong. Those issues for which the obligor's capacity to meet its financial commitment on the obligation is extremely strong are denoted in A-1+. The obligor's capacity to meet its financial commitment on commercial paper rated A-2 is satisfactory but these obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

                                      4-A

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers or supporting institutions rated Prime-1 are considered to have a superior capacity for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers or supporting institutions rated Prime-2 are considered to have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest ratings used by Fitch for short-term obligations:

     F1 securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments and may have an added + to denote any exceptionally strong credit feature.

     F2 securities possess good credit quality. Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

D&P uses the short-term ratings described above under "Description of Note Ratings" for commercial paper.

                                      5-A

                                   APPENDIX B

As stated in their Prospectus, the Portfolios may enter into futures transactions and options thereon. Such transactions are described more fully in this Appendix.

I.   Interest Rate Futures Contracts

     Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within three business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio could use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this could include the use of futures contract sales to protect against expected increases in interest rates and the use of futures contract purchases to offset the impact of interest rate declines.

     A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Portfolio, through using futures contracts.

     Interest rate futures contracts can also be used by a Portfolio for nonhedging (speculative) purposes to increase total return.

     Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                                      1-B

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before a settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of a sale exceeds the price of the offsetting purchase, a Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, a Portfolio realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Portfolio would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. A Portfolio may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.  Index Futures Contracts

     General. A stock or bond index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities included.

     A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

                                      2-B

     Index futures contracts may also be used by a Portfolio for non-hedging (speculative) purposes to increase total return.

III. Futures Contracts on Foreign Currencies (International Equity Index and International Growth Portfolios)

     A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Portfolio for hedging purposes in anticipation of fluctuations in exchange rates between the U.S. dollars and other currencies arising from multinational transactions.

IV.  Margin Payments

     Unlike purchases or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Custodian or a sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Portfolio's adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V.   Risks of Transactions in Futures Contracts

     There are several risks in connection with the use of futures by the Portfolios. In connection with the use of futures for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price

                                      3-B
of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Advisers. Conversely, the Portfolios may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Advisers. It is also possible that, where a Portfolio had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

     When futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Advisers may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell

                                      4-B
futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will generally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Portfolios is also subject to the Investment Advisers' ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolios may have to sell securities at a time when they may be disadvantageous to do so.

     Futures purchased or sold by the International Growth and International Equity Portfolios (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by

                                      5-B
the National Futures Association or any domestic futures exchange. In particular, the investments of the International Growth Portfolio and International Equity Index Portfolio in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI.  Options on Futures Contracts

     The Portfolios may purchase and write (sell) call and put options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of any underlying instruments, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may, unlike futures contracts where the risk of loss is potentially unlimited, frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.  Other Matters

     Each Portfolio intends to comply with the regulations of the CFTC exempting it from registration as a "commodity pool operator." Accounting for futures contracts will be in accordance with generally accepted accounting principles.


                                      6-B

                         NORTHERN INSTITUTIONAL FUNDS

                      FIXED INCOME AND EQUITY PORTFOLIOS














                                                                NOVEMBER 30 1998
                                 ANNUAL REPORT

Northern Institutional Funds
Fixed Income and Equity Portfolios

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Management's Discussion of Portfolio Performance...........................   2
Fixed Income Portfolios
  Statements of Investments
    Bond Portfolio.........................................................  23
    Intermediate Bond Portfolio............................................  25
    International Bond Portfolio...........................................  27
    Short-Intermediate Bond Portfolio......................................  28
    U.S. Government Securities Portfolio...................................  30
    U.S. Treasury Index Portfolio..........................................  31
  Statements of Assets and Liabilities.....................................  32
  Statements of Operations.................................................  33
  Statements of Changes in Net Assets......................................  34
  Financial Highlights.....................................................  36
Equity Portfolios
  Statements of Investments
    Balanced Portfolio.....................................................  42
    Diversified Growth Portfolio...........................................  45
    Equity Index Portfolio.................................................  47
    Focused Growth Portfolio...............................................  54
    International Equity Index Portfolio...................................  56
    International Growth Portfolio.........................................  68
    Small Company Index Portfolio..........................................  70
  Statements of Assets and Liabilities.....................................  92
  Statements of Operations.................................................  93
  Statements of Changes in Net Assets......................................  94
  Financial Highlights.....................................................  96
Notes to the Financial Statements.......................................... 103
Report of Independent Auditors............................................. 109

--------------------------------------------------------------------------------

Northern Institutional Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance

Northern Institutional Bond Portfolio

  Investors became increasingly risk-averse during the fiscal year, emphasizing liquidity at the expense of yield. This phenomenon was driven by the global financial distress that began in Asia and by Japan's inability to overcome its recession. Treasury securities already were benefiting from benign inflation and a growing government budget surplus when the flight-to-quality emerged. This demand for Treasuries set off a rally that pushed interest rates down by more than 1 percentage point across the yield curve.

  Not surprisingly, Treasuries outpaced sectors that exposed investors to greater risk. Specifically, corporate securities suffered because of credit concerns, lack of liquidity, and supply and demand factors. Likewise, the mortgage-backed security market underperformed, as prepayment and credit fears affected even the most protected securities.

  Later in the fiscal year, after the Federal Reserve began its first of three rate cuts, a greater degree of normalcy returned to the markets. Treasury securities started losing their safe-haven appeal, and investors re-engaged in risk-taking.

  The Portfolio's total return from commencement of operations to the fiscal year ended was ahead of its benchmark. While the Portfolio's concentration in non-Treasury securities, marginally greater interest rate sensitivity throughout most of the period offset the effects of the non-Treasury overweight. Security selection also contributed positively to the Portfolio's performance.

  Recently, we have moved the Portfolio's interest rate sensitivity closer to that of its benchmark, reflecting our current views toward rates. We also believe spread sectors offer attractive long-term value, so we have selectively increased exposure to these areas.

Mark Wirth
Portfolio Manager

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NORTHERN INSTITUTIONAL
     BOND PORTFOLIO VS. THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

         Bond Portfolio      Lehman Brothers
--------------------------------------------
 1/11/93        $10,000             $10,000
--------------------------------------------
11/30/93        $11,060             $11,052
--------------------------------------------
11/30/94        $10,613             $10,641
--------------------------------------------
11/30/95        $12,900             $12,587
--------------------------------------------
11/30/96        $13,619             $13,291
--------------------------------------------
11/30/97        $14,732             $14,275
--------------------------------------------
11/30/98        $16,250             $15,752
--------------------------------------------

                                                                         Lehman Brothers
 Average Annual Total Returns                                              Government/
      For Periods Ended                    Class A                          Corporate
      November 30, 1998:                   Shares                          Bond Index
One Year:                                  10.31%                            10.35%
----------------------------------------------------------------------------------------
Five Year:                                  8.00%                             7.34%
----------------------------------------------------------------------------------------
Since Commencement on 1/11/93:              8.59%                             8.02%

            Bond Portfolio      Lehman Brothers
-----------------------------------------------
 7/ 3/95           $10,000             $10,000
-----------------------------------------------
11/30/95           $11,608             $10,499
-----------------------------------------------
11/30/96           $11,174             $11,086
-----------------------------------------------
11/30/97           $12,054             $11,907
-----------------------------------------------
11/30/98           $13,265             $13,139
-----------------------------------------------

                                                                         Lehman Brothers
 Average Annual Total Returns                                              Government/
       For Periods Ended                   Class C                          Corporate
      November 30, 1998:                   Shares                          Bond Index
 One Year:                                 10.04%                            10.35%
----------------------------------------------------------------------------------------
 Since Commencement on 7/3/95:              8.63%                             8.32%

--------------------------------------------------------------------------------
 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NORTHERN INSTITUTIONAL
     BOND PORTFOLIO VS. THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

----------------------------------------------------------
__.__    Bond Portfolio --.-- Lehman Brothers Government/
                              Corporate Bond Index
----------------------------------------------------------

-----------------------------------------
         Bond Portfolio   Lehman Brothers
-----------------------------------------
 9/14/94        $10,000          $10,000
-----------------------------------------
11/30/94        $ 9,906          $ 9,891
-----------------------------------------
11/30/95        $11,992          $11,700
-----------------------------------------
11/30/96        $12,612          $12,354
-----------------------------------------
11/30/97        $13,588          $13,269
-----------------------------------------
11/30/98        $14,932          $14,641
-----------------------------------------

                                                                         Lehman Brothers
 Average Annual Total Returns                                              Government/
      For Periods Ended                    Class D                          Corporate
      November 30, 1998:                   Shares                          Bond Index
One Year:                                   9.89%                            10.35%
----------------------------------------------------------------------------------------
Since Commencement on 9/14/94:              9.98%                             9.47%

Northern Institutional Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance
Northern Institutional Intermediate Bond Portfolio

As global uncertainty intensified early in the fiscal year, investors sought refuge in the safety and liquidity of government bonds. Such activity helped yields decline by up to 1.25 percentage points for two-year Treasuries and 1 percentage point for 30-year Treasury bonds.
  Performance was not as good among non-Treasury sectors. The additional yield available in the corporate bond sector was swamped by price losses resulting from excess supply, earnings concerns and Asian weakness. Likewise, the mortgage-backed security market experienced some relative losses as prepayment risks affected even the most protected securities.
  The Portfolio experienced solid absolute total returns, as the generous "real yields" available in the bond market kept us fully invested. But the Portfolio's performance trailed that of its benchmark due to the Portfolio's overweight in non-Treasury sectors.
  Thanks primarily to the Federal Reserve's three recent interest rate cuts, which brought short-term interest rates down by 0.75 percentage points, spread sectors have seen some improvement. With a more "normal" environment returning to the fixed-income markets, Treasury securities have lost their safe-haven appeal, and investors have returned to corporate and mortgage-backed bonds. From a longer-term perspective, the risk/reward trade-off in these sectors appears quite favorable.

Steve Schafer
Portfolio Manager
 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NORTHERN INSTITUTIONAL
  INTERMEDIATE BOND PORTFOLIO VS. THE LEHMAN BROTHERS INTERM. GOV'T/CORP INDEX

---------------------------------------------------
__.__    Intermediate Bond Portfolio
--.--    Lehman Brother's Interm. Gov't/Corp. Index
---------------------------------------------------

------------------------------------------------------------------------------------
         Intermediate Bond Portfolio     Lehman Brother's Interm. Gov't/Corp. Index
------------------------------------------------------------------------------------
  8/1/97                     $10,000                                        $10,000
------------------------------------------------------------------------------------
11/30/97                     $10,117                                        $10,200
------------------------------------------------------------------------------------
11/30/98                     $10,881                                        $11,102
------------------------------------------------------------------------------------

 Average Annual Total Returns                                                     Lehm. Int.
       For Periods Ended                      Class A                             Gov't/Corp
      November 30, 1998:                      Shares                                Index
 One Year                                      7.55%                                8.85%
 Since Commencement on 8/1/97:                 6.53%                                8.15%

------------------------------------------------------------------------------------
         Intermediate Bond Portfolio     Lehman Brother's Interm. Gov't/Corp. Index
------------------------------------------------------------------------------------
 10/5/98                     $10,000                                       $10,000
------------------------------------------------------------------------------------
11/30/98                     $ 9,989                                       $ 9,998
------------------------------------------------------------------------------------

 Aggregate Total Return                                                              Lehm. Int.
    For Period Ended                       Class D                                   Gov't/Corp
   November 30, 1998:                      Shares                                      Index
Commencement on 10/5/98:                   -0.70%                                      -0.11%

--------------------------------------------------------------------------------
Northern Institutional International Bond Portfolio

The Portfolio generated a substantial positive return over the 12 months ending November 30, 1998. This primarily was due to the continued fallout from the Asian crisis and its "spread" to Eastern Europe and Latin America. These events caused new fears of a sharp global economic slowdown. They also spawned a flight from risky financial assets and a rush by investors into the safety of high-quality government bonds. In response, yields on longer-dated industrialized government bonds declined sharply.
  Currency factors also played a role in the Portfolio's performance. Because most of the Portfolio's assets are denominated in foreign currencies, shareholders benefited from the general weakness in the U.S. dollar. However, the Portfolio underperformed its benchmark index due to the Portfolio's overweighted positions in U.S. dollars and British pounds.
  Looking forward, much of the good news that goes along with slower economic growth and low inflation is reflected in global interest rates. We continue to slightly overweight the United States and United Kingdom at the expense of an underweight in Japan. Given the nature of the Portfolio, the majority of the bonds are denominated in foreign currencies. As such, returns will continue to be very sensitive to the direction of the U.S. dollar.

Michael Lannan and Steven M. Schafer
Portfolio Managers
 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NORTHERN INSTITUTIONAL INTERNATIONAL BOND PORTFOLIO VS. THE J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX

--------------------------------------------------------------------------------
__.__    International Bond Portfolio
--.--    J.P. Morgan Non-U.S. Government Bond Index
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
         International Bond Portfolio    J.P. Morgan Non-U.S. Government Bond Index
------------------------------------------------------------------------------------
 3/25/94                      $10,000                                       $10,000
------------------------------------------------------------------------------------
11/30/94                      $10,403                                       $10,521
------------------------------------------------------------------------------------
11/30/95                      $12,296                                       $12,589
------------------------------------------------------------------------------------
11/30/96                      $13,461                                       $13,487
------------------------------------------------------------------------------------
11/30/97                      $13,055                                       $13,022
------------------------------------------------------------------------------------
11/30/98                      $14,602                                       $14,850
------------------------------------------------------------------------------------

                                                                                     J.P.
                                                                                    Morgan
 Average Annual Total Returns                                                      Non-U.S.
      For Periods Ended                       Class A                             Government
      November 30, 1998:                      Shares                              Bond Index
One Year:                                     11.85%                                14.04%
--------------------------------------------------------------------------------------------
Since Commencement on 3/28/94:                 8.42%                                 8.81%


------------------------------------------------------------------------------------
         International Bond Portfolio    J.P. Morgan Non-U.S. Government Bond Index
------------------------------------------------------------------------------------
11/20/95                      $10,000                                       $10,000
------------------------------------------------------------------------------------
11/30/95                      $ 9,970                                       $ 9,912
------------------------------------------------------------------------------------
11/30/96                      $10,872                                       $10,619
------------------------------------------------------------------------------------
11/30/97                      $10,504                                       $10,253
------------------------------------------------------------------------------------
11/30/98                      $11,704                                       $11,692
------------------------------------------------------------------------------------

                                                                                   J.P.
                                                                                  Morgan
 Average Annual Total Returns                                                    Non-U.S.
       For Periods Ended                      Class D                           Government
      November 30, 1998:                      Shares                            Bond Index
One Year:                                     11.43%                              14.04%
------------------------------------------------------------------------------------------
Since Commencement on 11/20/95:                5.33%                               5.30%

Northern Institutional Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance
Northern Institutional Short-Intermediate Bond Portfolio

The Asian financial crisis and Japan's ongoing recession set the tone for a fiscal year in which investors became increasingly risk-averse, emphasizing liquidity at the expense of yield. With Treasury securities already benefiting from low inflation and a growing government budget surplus, the resultant flight to quality set off a rally that pushed interest rates down by more than 1 percentage point across the yield curve.
  In this environment, Treasuries outpaced spread sectors. For example, corporate securities suffered because of credit concerns, lack of liquidity, and comparatively worse supply and demand factors. Likewise, the mortgage-backed security market experienced some relative underperformance because prepayment and credit fears affected even the most protected securities.
  By the end of the year, the market began to improve, primarily because the Federal Reserve cut interest rates three times, bringing short-term rates down by 0.75 percentage points. With a greater degree of normalcy returning to the markets, Treasury securities have lost their safe-haven appeal as investors have re-engaged in risk taking.
  The Portfolio experienced solid absolute total returns for the fiscal year, as the generous "real yields" available in the bond market kept us fully invested. But the Portfolio slightly lagged its benchmark due to the Portfolio's overweight in non-Treasury securities.
  The Portfolio's interest rate sensitivity is currently positioned close to the benchmark, reflecting our views on the market. We believe that the risk/reward trade-off in spread sectors is now favorable, especially over the long term, and we have selectively increased the Portfolio's exposure to non-Treasury securities.

Mark Wirth
Portfolio Manager
 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NORTHERN INSTITUTIONAL
            SHORT-INTERMEDIATE BOND PORTFOLIO VS. THE MERRILL LYNCH
                         1-5 CORPORATE/GOVERNMENT INDEX

------- Short-Intermediate Bond Portfolio
__.__   Merrill Lynch 1-5 Corporation/Government Bond Index

--------------------------------------------------------------------------------------------------
                    Short-Intermediate Bond Portfolio Merrill Lynch 1-5 Corporate/Government Index
--------------------------------------------------------------------------------------------------
 1/11/93                                     $10,000                                    $10,000
--------------------------------------------------------------------------------------------------
11/30/93                                     $10,590                                    $10,641
--------------------------------------------------------------------------------------------------
11/30/94                                     $10,679                                    $10,596
--------------------------------------------------------------------------------------------------
11/30/95                                     $11,916                                    $11,893
--------------------------------------------------------------------------------------------------
11/30/96                                     $12,592                                    $12,582
--------------------------------------------------------------------------------------------------
11/30/97                                     $13,341                                    $13,348
--------------------------------------------------------------------------------------------------
11/30/98                                     $14,342                                    $14,423
--------------------------------------------------------------------------------------------------

                                                                            Merrill Lynch
     Average Annual Total                                                   1-5 Corporate/
  Returns For Periods Ended                 Class A                           Government
      November 30, 1998:                    Shares                            Bond Index
One Year:                                    7.50%                              8.05%
------------------------------------------------------------------------------------------
Five Year:                                   6.25%                              6.27%
------------------------------------------------------------------------------------------
Since Commencement on 1/11/93:               6.31%                              6.42%

---------------------------------------------------------------------------------------------------
Label               Short-Intermediate Bond Portfolio  Merrill Lynch 1-5 Corporate/Government Index
---------------------------------------------------------------------------------------------------
 9/14/94                                     $10,000                                     $10,000
---------------------------------------------------------------------------------------------------
11/30/94                                     $ 9,970                                     $ 9,928
---------------------------------------------------------------------------------------------------
11/30/95                                     $11,076                                     $11,143
---------------------------------------------------------------------------------------------------
11/30/96                                     $11,654                                     $11,788
---------------------------------------------------------------------------------------------------
11/30/97                                     $12,300                                     $12,507
---------------------------------------------------------------------------------------------------
11/30/98                                     $13,171                                     $13,514
---------------------------------------------------------------------------------------------------

                                                                            Merrill Lynch
     Average Annual Total                                                   1-5 Corporate/
  Returns For Periods Ended                 Class D                           Government
      November 30, 1998:                    Shares                            Bond Index
One Year:                                    7.08%                              8.05%
------------------------------------------------------------------------------------------
Since Commencement on 9/14/94:               6.75%                              7.41%

--------------------------------------------------------------------------------

Northern Institutional U.S. Government Securities Portfolio

At the onset of 1998, the Federal Reserve had an asymmetric bias toward higher interest rates. As the year drew to a close, though, the Fed had adopted a formal directive toward lower interest rates, cutting rates three times for a total of 0.75 percentage points.

  Clearly, expectations have changed. The inflation that was to accompany strong U.S. economic growth never materialized. Instead, Asian economic problems spread throughout the world, bringing slower worldwide growth, deflationary fears and a flight to quality. In this environment, the U.S. Treasury market was the best performing bond sector. Yields on two-year Treasuries, for example, declined 1.25 percentage points over the fiscal year.

  The Portfolio's performance was close to being in line with its benchmark, as the generous "real yields" available in the bond market kept us fully invested during most of the period. The Portfolio's position in mortgage-backed securities provided mixed returns due to prepayment risks, which caused even the most protected securities to experience some relative price losses.

  Because a more "normal" environment recently has returned to the fixed income markets, Treasury securities have lost their safe-haven status. Yields on intermediate-term Treasuries have increased modestly, and the yield curve has regained an upwardly sloping shape. We recently shifted the Portfolio to a more neutral interest rate posture, reflecting our views on economic growth and inflation.

Steve Schafer
Portfolio Manager

                        COMPARISON OF CHANGE IN VALUE OF
    $10,000 INVESTMENT IN NORTHERN INSTITUTIONAL U.S. GOVERNMENT SECURITIES
              PORTFOLIO VS. THE MERRILL LYNCH 1-5 GOVERNMENT INDEX


            ___.___ U.S.Government Securities Portfolio
            ---.--- Merrill Lynch 1-5 Government Index

---------------------------------------------------------------------------------------------------
                         U.S. Government Securities Portfolio  Merrill Lynch 1-5 Government Index
---------------------------------------------------------------------------------------------------
4/4/93                                              $10,000                                 $10,000
---------------------------------------------------------------------------------------------------
11/30/93                                            $10,300                                 $10,346
---------------------------------------------------------------------------------------------------
11/30/04                                            $10,241                                 $10,295
---------------------------------------------------------------------------------------------------
11/30/95                                            $11,386                                 $11,538
---------------------------------------------------------------------------------------------------
11/30/96                                            $11,972                                 $12,192
---------------------------------------------------------------------------------------------------
11/30/97                                            $12,682                                 $12,929
---------------------------------------------------------------------------------------------------
11/30/98                                            $13,615                                 $13,976
---------------------------------------------------------------------------------------------------

 Average Annual Total Returns                                               Merrill Lynch
       For Periods Ended                    Class A                         1-5 Government
      November 30, 1998:                    Shares                              Index
 One Year:                                   7.36%                              8.10%
------------------------------------------------------------------------------------------
 Five Year:                                  5.74%                              6.20%
------------------------------------------------------------------------------------------
 Since Commencement on 4/5/93:               5.60%                              6.09%

-----------------------------------------------------------------------------------------------
                          U.S. Gov Sec Port           Merrill 1-5 Gov
-----------------------------------------------------------------------------------------------
12/29/95                                    $10,000                        $10,000
-----------------------------------------------------------------------------------------------
11/30/96                                    $10,405                        $10,476
-----------------------------------------------------------------------------------------------
11/30/97                                    $10,995                        $11,109
-----------------------------------------------------------------------------------------------
11/30/98                                    $11,775                        $12,009
-----------------------------------------------------------------------------------------------

 Average Annual Total Returns                                             Merrill Lynch
       For Periods Ended                    Class C                       1-5 Government
      November 30, 1998:                    Shares                            Index
One Year:                                    7.10%                            8.10%
----------------------------------------------------------------------------------------
Since Commencement on 12/29/95:              5.75%                            6.46%

Northern Institutional Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance
Northern Institutional U.S. Government Securities Portfolio--Continued

                        COMPARISON OF CHANGE IN VALUE OF
    $10,000 INVESTMENT IN NORTHERN INSTITUTIONAL U.S. GOVERNMENT SECURITIES
              PORTFOLIO VS. THE MERRILL LYNCH 1-5 GOVERNMENT INDEX

---------------------------------------------
__.__    U.S. Government Securities Portfolio
--.--    Merrill Lynch 1-5 Government Index
---------------------------------------------

------------------------------------------------------------------------------------
         U.S. Government Securities Portfolio    Merrill Lynch 1-5 Government Index
------------------------------------------------------------------------------------
 9/15/94                              $10,000                               $10,000
------------------------------------------------------------------------------------
11/30/94                              $ 9,910                               $ 9,913
------------------------------------------------------------------------------------
11/30/95                              $10,966                               $11,110
------------------------------------------------------------------------------------
11/30/96                              $11,490                               $11,740
------------------------------------------------------------------------------------
11/30/97                              $12,123                               $12,450
------------------------------------------------------------------------------------
11/30/98                              $12,967                               $13,458
------------------------------------------------------------------------------------

 Average Annual Total Returns                                             Merrill Lynch
       For Periods Ended                    Class D                       1-5 Government
      November 30, 1998:                    Shares                           Index
One Year:                                    6.96%                            8.10%
----------------------------------------------------------------------------------------
Since Commencement on  9/15/94:              6.36%                            7.31%

--------------------------------------------------------------------------------
Northern Institutional U.S. Treasury Index Portfolio

Several important factors influenced the Treasury market during the fiscal year: the flight to quality as investors replaced stocks with less-volatile bonds; the anticipation of the Federal Reserve lowering interest rates; the Fed actually lowering rates--three times; and continued low inflation.
  These factors caused yields to decline by more than 1 percentage point in the two- to 10-year range and by about 1 percentage point on the long end. U.S. Treasuries outpaced investment-grade corporate bonds, mortgage- and asset-backed securities and U.S. agency securities, returning close to 11% for the one-year period ending November 30, 1998.
  As designed, the Portfolio's fiscal-year performance was in line with the Lehman U.S. Treasury Bond Index. We will continue to pursue a passive investment strategy by investing in securities represented by the Index. Our ongoing goal is to seek returns that closely approximate those of the Index.

Kenneth R. Duetsch II
Portfolio Manager
 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NORTHERN INSTITUTIONAL U.S. TREASURY INDEX PORTFOLIO VS. THE LEHMAN BROTHERS U.S. TREASURY BOND INDEX

--------------------------------------------------------------------------------
__.__    U.S. Treasury Index Portfolio
--.--    Lehman Brothers Treasury Bond Index
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
         U.S. Treasury Index Portfolio   Lehman Brothers Treasury Bond Index
-------------------------------------------------------------------------------------
 1/11/93                      $10,000                                        $10,000
-------------------------------------------------------------------------------------
11/30/93                      $10,994                                        $11,019
-------------------------------------------------------------------------------------
11/30/94                      $10,576                                        $10,625
-------------------------------------------------------------------------------------
11/30/95                      $12,369                                        $12,473
-------------------------------------------------------------------------------------
11/30/96                      $13,000                                        $13,127
-------------------------------------------------------------------------------------
11/30/97                      $13,697                                        $14,088
-------------------------------------------------------------------------------------
11/30/98                      $15,492                                        $15,634
-------------------------------------------------------------------------------------

     Average Annual Total                                                Lehman Brothers
  Returns For Periods Ended                Class A                        U.S. Treasury
      November 30, 1998:                   Shares                          Bond Index
One Year:                                  10.92%                            10.98%
----------------------------------------------------------------------------------------
Five Year:                                  7.10%                             7.25%
----------------------------------------------------------------------------------------
Since Commencement on 1/11/93:              7.71%                             7.88%

-------------------------------------------------------------------------------------
         U.S. Treasury Index Portfolio   Lehman Brothers Treasury Bond Index
-------------------------------------------------------------------------------------
 10/7/98                      $10,000                                        $10,000
-------------------------------------------------------------------------------------
11/30/98                      $ 9,979                                        $ 9,995
-------------------------------------------------------------------------------------

     Aggregate Total                                                         Lehman Brothers
 Return For Period Ended                 Class C                              U.S. Treasury
    November 30, 1998:                   Shares                                Bond Index
 Commencement on 10/7/98:                -1.39%                                  -0.34%

Northern Institutional Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance
Northern Institutional U.S. Treasury Index Portfolio--Continued

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NORTHERN INSTITUTIONAL U.S. TREASURY INDEX PORTFOLIO VS. THE LEHMAN BROTHERS U.S. TREASURY BOND INDEX

--------------------------------------------------------------------------------
__.__    U.S. Treasury Index Portfolio
--.--    Lehman Brothers Treasury Bond Index
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
         U.S. Treasury Index Portfolio   Lehman Brothers Treasury Bond Index
-------------------------------------------------------------------------------------
11/16/94                      $10,000                                        $10,000
-------------------------------------------------------------------------------------
11/30/94                      $10,037                                        $10,069
-------------------------------------------------------------------------------------
11/30/95                      $11,687                                        $11,821
-------------------------------------------------------------------------------------
11/30/96                      $12,239                                        $12,441
-------------------------------------------------------------------------------------
11/30/97                      $13,099                                        $13,352
-------------------------------------------------------------------------------------
11/30/98                      $14,474                                        $14,817
-------------------------------------------------------------------------------------

  Average Annual
  Total Returns                                                                Lehman Brothers
For Periods Ended                    Class D                                    U.S. Treasury
November 30, 1998:                   Shares                                      Bond Index
One Year:                            10.50%                                        10.98%
----------------------------------------------------------------------------------------------
Since Commencement
 on 11/16/94:                         9.58%                                        10.22%

--------------------------------------------------------------------------------
Northern Institutional Balanced Portfolio

The Portfolio posted strong results for the fiscal year, slightly outperformed by its benchmark index for the 12 months ending November 30, 1998. We attribute this to several factors. We maintained a neutral-to-overweight position in equities. Within the equity class, we focused on large-cap stocks and those with a high degree of earnings consistency. We avoided companies with a high degree of foreign exposure. We stayed away from economically sensitive issues. We kept a slightly longer duration in the fixed income component, versus the index. We continued to implement a low-turnover strategy.
  Despite the rich valuations within the large-cap sector, we felt that the heightened uncertainty in the world markets would create a general flight to quality, which would benefit this sector.
  A key strategy during the year was to lower the Portfolio's risk profile. We accomplished this by slightly trimming the equity weighting and by increasing the equity diversification. In the bond portfolio, we recently reduced the Portfolio's interest rate sensitivity (duration) to a neutral position. Earlier in the year, the Portfolio's duration was greater than that of the index, which helped the Portfolio's performance.
  Going forward, the Portfolio is positioned for a continued slowing economy and lower interest rates. Our belief is that high-quality companies will continue to be the preferred haven for most investors, and we are finding some opportunities outside the large-cap arena. In the bond market, we continue to favor corporate and mortgage-backed bonds over Treasuries.

Jon Brorson and Monty Memler
Portfolio Managers
 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NORTHERN INSTITUTIONAL
   BALANCED PORTFOLIO VS. THE S&P 500 COMPOSITE STOCK PRICE INDEX, THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX AND THE COMPOSITE INDEX

--------------------------------------------------------------------------------
__.__    Balanced Portfolio
--.--    S&P 500
 .-.x.    Lehman Brothers Intermediate Government/Corporate Bond Index
 ..+--    Composite Index*
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
         Balanced Portfolio  S&P 500     Lehman Brothers Intermediate Government Corp  Composite Index
---------------------------------------------------------------------------------------------------------
  7/1/93           $10,000     $10,000                                        $10,000            $10,000
---------------------------------------------------------------------------------------------------------
11/30/93           $10,312     $10,372                                        $10,195            $10,290
---------------------------------------------------------------------------------------------------------
11/30/94           $ 9,821     $10,485                                        $10,009            $10,304
---------------------------------------------------------------------------------------------------------
11/30/95           $11,807     $14,365                                        $11,462            $12,981
---------------------------------------------------------------------------------------------------------
11/30/96           $13,468     $18,369                                        $12,130            $15,261
---------------------------------------------------------------------------------------------------------
11/30/97           $15,797     $23,607                                        $12,897            $18,052
---------------------------------------------------------------------------------------------------------
11/30/98           $18,466     $29,178                                        $14,038            $21,166
---------------------------------------------------------------------------------------------------------

  Average Annual
  Total Returns
For Periods Ended        Class A           S&P 500            Lehman            Composite
November 30, 1998:       Shares             Index            Brothers             Index
One Year:                16.90%            23.60%             8.85%              17.25%
-----------------------------------------------------------------------------------------
Five Year:               12.36%            17.12%             6.61%              15.52%
-----------------------------------------------------------------------------------------
Since Commencement
 on 7/1/93:              11.98%            21.84%             6.46%              14.83%

----------------------------------------------------------------------------
         Balanced Portfolio    S&P 500   Composite Index    Lehman Brothers
----------------------------------------------------------------------------
  1/2/96           $10,000     $10,000           $10,000            $10,000
----------------------------------------------------------------------------
11/30/96           $11,272     $12,546           $11,582            $10,473
----------------------------------------------------------------------------
11/30/97           $13,188     $16,124           $13,701            $11,135
----------------------------------------------------------------------------
11/30/98           $15,317     $19,968           $16,086            $12,120
----------------------------------------------------------------------------

  Average Annual
  Total Returns
For Periods Ended        Class C           S&P 500            Lehman            Composite
November 30, 1998:       Shares             Index            Brothers             Index
One Year:                16.61%            23.60%             8.85%              17.25%
-----------------------------------------------------------------------------------------
Since Commencement
  on 12/29/95:           15.86%            26.69%             6.81%              17.66%

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance
Northern Institutional Balanced Portfolio--Continued

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NORTHERN INSTITUTIONAL
   BALANCED PORTFOLIO VS. THE S&P 500 COMPOSITE STOCK PRICE INDEX, THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX AND THE COMPOSITE INDEX


-------  Balanced Portfolio
___.___  S&P 500

---X---  Lehman Brothers Intermediate Government/Corporate
         Bond Index
---+---  Composite Index

------------------------------------------------------------------------------------------------------------------
                          Balanced Portfolio   Lehman Brothers       S&P 500      Composite Index
------------------------------------------------------------------------------------------------------------------
        2/20/96                    $10,000            $10,000       $10,000           $10,000
------------------------------------------------------------------------------------------------------------------
       11/30/96                    $11,055            $10,455       $12,026           $11,227
------------------------------------------------------------------------------------------------------------------
       11/30/97                    $12,914            $11,116       $15,456           $13,281
------------------------------------------------------------------------------------------------------------------
       11/30/98                    $15,038            $12,100       $19,103           $15,572
------------------------------------------------------------------------------------------------------------------

  Average Annual
  Total Returns                                S&P
For Periods Ended         Class D              500                Lehman              Composite
November 30, 1998:        Shares              Index              Brothers               Index
One Year:                 16.45%              23.60%              8.85%                17.25%
-----------------------------------------------------------------------------------------------
Since Commencement
 on 2/20/96:              15.82%              26.24%              7.10%                17.28%

*The Composite Index consists of 55%, 40% and 5% of the S&P 500, The Lehman Brothers Intermediate Government/Corporate Bond Index and 91-Day Treasury Bills, respectively.

--------------------------------------------------------------------------------
Northern Institutional Diversified Growth Portfolio

The Portfolio posted solid results for the fiscal year, outperforming the S&P 500 Index. This strong performance primarily was due to overweighted positions in large-cap and high-quality securities and those with a high degree of earnings consistency. We expected that the growing uncertainty in world markets would create a general flight to quality, which would favor these securities.
  In addition, we avoided companies with a high degree of foreign exposure and those sensitive to economic factors, which helped performance. We also maintained our low turnover strategy, which proved successful given the heightened market volatility.
  As the year progressed, we lowered the Portfolio's risk profile by increasing diversification. This offered better insulation from specific losses in any one issue.
  Going forward, the Portfolio will continue to emphasize consistent growth areas, such as healthcare. The Portfolio is positioned for a slowing economy and lower interest rates--an environment in which high-quality companies will continue to be the preferred haven for most investors. We are, however, finding some of these opportunities in areas other than the large-cap companies that have dominated the performance scene for the past few years.

Jon Brorson
Portfolio Manager
 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NORTHERN INSTITUTIONAL
    DIVERSIFIED GROWTH PORTFOLIO VS. THE S&P 500 COMPOSITE STOCK PRICE INDEX

         --.-- Diversified Growth Portfolio    - - . - - S&P 500 Index

-----------------------------------------------------------------------
                  Diversified Growth Portfolio       S&P 500
-----------------------------------------------------------------------
      1/11/93                         $10,000             $10,000
-----------------------------------------------------------------------
     11/30/93                         $10,738             $11,041
-----------------------------------------------------------------------
     11/30/94                          $9,988             $11,161
-----------------------------------------------------------------------
     11/30/95                         $12,441             $15,291
-----------------------------------------------------------------------
     11/30/96                         $15,032             $19,554
-----------------------------------------------------------------------
     11/30/97                         $19,100             $25,130
-----------------------------------------------------------------------
     11/30/98                         $23,918             $31,060
-----------------------------------------------------------------------

     Average Annual Total
  Returns For Periods Ended                    Class A                               S&P 500
      November 30, 1998:                       Shares                                 Index
One Year:                                      25.22%                                23.60%
--------------------------------------------------------------------------------------------
Five Year:                                     17.37%                                22.98%
--------------------------------------------------------------------------------------------
Since Commencement on 1/11/93:                 15.96%                                21.22%

-------------------------------------------------------------------
                  Diversified Growth Portfolio       S&P 500
-------------------------------------------------------------------
     9/14/94                            $10,000             $10,000
-------------------------------------------------------------------
    11/30/94                             $9,486              $9,738
-------------------------------------------------------------------
    11/30/95                            $11,781             $13,341
-------------------------------------------------------------------
    11/30/96                            $14,183             $17,060
-------------------------------------------------------------------
    11/30/97                            $17,956             $21,925
-------------------------------------------------------------------
    11/30/98                            $22,396             $27,099
-------------------------------------------------------------------


                                       la

     Average Annual Total
  Returns For Periods Ended                    Class D                               S&P 500
      November 30, 1998:                       Shares                                 Index
One Year:                                      24.73%                                23.60%
--------------------------------------------------------------------------------------------
Since Commencement on 9/14/94:                 21.09%                                26.69%

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance
Northern Institutional Equity Index Portfolio

For the fiscal year ending November 30, 1998, large-capitalization stocks, as represented by the S&P 500 Index, returned 23.60%. Large-cap stocks continued to outperform small-cap stocks, as measured by the Russell 2000 Index. For the fiscal year, the Russell 2000 Index declined 6.56%.
  As designed, the Portfolio's fiscal-year return closely tracked that of the S&P 500 Index. The slight difference was due primarily to expenses charged to the Portfolio and the restriction against investing each day's net admissions until the following morning.
  There were 48 additions and deletions to the Index during the fiscal year, all of which were incorporated into the Portfolio (with the exception of Northern Trust Corporation).
  Going forward, we will continue to follow a passive strategy designed to provide returns that closely track those of the S&P 500 Index.

Susan French
Portfolio Manager
 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NORTHERN INSTITUTIONAL
       EQUITY INDEX PORTFOLIO VS. THE S&P 500 COMPOSITE STOCK PRICE INDEX

           --.-- Equity Index Portfolio     - - . - - S&P 500 Index


-----------------------------------------------------------
                         Equity Index Portfolio     S&P 500
-----------------------------------------------------------
 1/11/93                      $10,000               $10,000
-----------------------------------------------------------
11/30/93                      $11,008               $11,041
-----------------------------------------------------------
11/30/94                      $11,104               $11,161
-----------------------------------------------------------
11/30/95                      $15,168               $15,291
-----------------------------------------------------------
11/30/96                      $19,344               $19,554
-----------------------------------------------------------
11/30/97                      $24,747               $25,130
-----------------------------------------------------------
11/30/98                      $30,536               $31,060
-----------------------------------------------------------

     Average Annual Total
  Returns For Periods Ended                    Class A                               S&P 500
      November 30, 1998:                       Shares                                 Index
One Year:                                      23.39%                                23.60%
--------------------------------------------------------------------------------------------
Five Year:                                     22.64%                                22.98%
--------------------------------------------------------------------------------------------
Since Commencement on 1/11/93:                 20.87%                                21.62%

-----------------------------------------------------------
                         Equity Index Portfolio     S&P 500
-----------------------------------------------------------
 1/11/93                     $10,000                $10,000
-----------------------------------------------------------
11/30/95                      $10,394               $10,402
-----------------------------------------------------------
11/30/96                      $13,225               $13,302
-----------------------------------------------------------
11/30/97                      $16,881               $17,095
-----------------------------------------------------------
11/30/98                      $20,779               $21,129
-----------------------------------------------------------



                    [LEHMAN PERFORMANCE GRAPH APPEARS HERE]

     Average Annual Total
  Returns For Periods Ended                    Class C                               S&P 500
      November 30, 1998:                       Shares                                 Index
One Year:                                      23.09%                                23.60%
--------------------------------------------------------------------------------------------
Since Commencement on 9/28/95:                 25.90%                                26.62%

--------------------------------------------------------------------------------
Northern Institutional Equity Index Portfolio--Continued

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NORTHERN INSTITUTIONAL
    FUND EQUITY INDEX PORTFOLIO VS. THE S&P 500 COMPOSITE STOCK PRICE INDEX

------------------------------------------------------
--.--  Equity Index Portfolio     --.-- S&P 500 Index
------------------------------------------------------

--------------------------------------------------------------
         Equity Index Portfolio     S&P 500
--------------------------------------------------------------
 9/14/94                $10,000                       $10,000
--------------------------------------------------------------
11/30/94                $ 9,732                       $ 9,738
--------------------------------------------------------------
11/30/95                $13,255                       $13,341
--------------------------------------------------------------
11/30/96                $16,860                       $17,060
--------------------------------------------------------------
11/30/97                $21,488                       $21,925
--------------------------------------------------------------
11/30/98                $26,408                       $27,099
--------------------------------------------------------------

     Average Annual Total
  Returns For Periods Ended                    Class D                               S&P 500
      November 30, 1998:                       Shares                                 Index
One Year:                                      22.90%                                23.60%
--------------------------------------------------------------------------------------------
Since Commencement on 9/14/94:                 25.92%                                26.69%

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance
Northern Institutional Focused Growth Portfolio

Throughout the fiscal year, we remained focused on owning the largest-cap stocks that fit our quality growth philosophy. We had determined that the market was likely to continue favoring these stocks, so we continued to emphasize them in the Portfolio. This strategy resulted in a fiscal-year return that exceeded that of the S&P 500 Index.
  Among the Portfolio's top performers were Home Depot, Walgreen's, Staples, Cisco, and Warner Lambert--holdings that fit our focus on large, domestic, defensive stocks. In addition, our emphasis on health care and consumer non-durables and our shift away from cyclical industries contributed to the strong performance.
  We maintained a relatively stable portfolio composition throughout the year. The most significant changes involved reducing the Portfolio's concentration in technology and financials to more neutral positions and increasing exposure to health care and consumer stocks. In addition, we recently increased our exposure to mid-cap stocks, as we believe there are attractive opportunities in this market segment.

Jon Brorson
Portfolio Manager
 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NORTHERN INSTITUTIONAL
      FOCUSED GROWTH PORTFOLIO VS. THE S&P 500 COMPOSITE STOCK PRICE INDEX

-----------------------------------------------------------
___.___ Focused Growth Portfolio     ---.--- S&P 500 Index
-----------------------------------------------------------

-------------------------------------------------
                Focused Growth       S&P 500
-------------------------------------------------
      7/1/93       $10,000              $10,000
-------------------------------------------------
    11/30/93       $10,433              $10,372
-------------------------------------------------
    11/30/94       $ 9,791              $10,485
-------------------------------------------------
    11/30/95       $12,570              $14,365
-------------------------------------------------
    11/30/06       $14,811              $18,369
-------------------------------------------------
    11/30/97       $18,816              $23,607
-------------------------------------------------
    11/30/98       $23,338              $29,179
-------------------------------------------------

    Average Annual Total
  Returns For Periods Ended                    Class A                                 S&P 500
     November 30, 1998:                        Shares                                   Index
One Year:                                      24.03%                                  23.60%
----------------------------------------------------------------------------------------------
Five Year:                                     17.47%                                  22.98%
----------------------------------------------------------------------------------------------
Since Commencement on 7/1/93:                  16.92%                                  21.84%


--------------------------------------------------------------
                   Focused Growth         S&P 500 Index
--------------------------------------------------------------
     6/14/96          $10,000                $10,000
--------------------------------------------------------------
    11/30/96          $10,751                $11,481
--------------------------------------------------------------
    11/30/97          $13,627                $14,756
--------------------------------------------------------------
    11/30/98          $16,860                $18,237
--------------------------------------------------------------

     Average Annual Total
  Returns For Periods Ended                    Class C                               S&P 500
      November 30, 1998:                       Shares                                 Index
One Year:                                      23.73%                                23.60%
--------------------------------------------------------------------------------------------
Since Commencement on 6/14/96:                 23.63%                                27.60%

--------------------------------------------------------------------------------
Northern Institutional Focused Growth Portfolio--Continued

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                      INVESTMENT IN NORTHERN INSTITUTIONAL
                      FOCUSED GROWTH PORTFOLIO VS. THE S&P
                        500 COMPOSITE STOCK PRICE INDEX

__.__ Focused Growth Portfolio          --.-- S&P 500 Index

-----------------------------------------------------------
                   Focused Growth             S&P 500
-----------------------------------------------------------
     12/8/94            $10,000                $10,000
-----------------------------------------------------------
    11/30/95            $13,097                $13,767
-----------------------------------------------------------
    11/30/96            $15,378                $17,605
-----------------------------------------------------------
    11/30/97            $19,458                $22,626
-----------------------------------------------------------
    11/30/98            $24,050                $27,966
-----------------------------------------------------------


     Average Annual Total
  Returns For Periods Ended                    Class D                               S&P 500
      November 30, 1998:                       Shares                                 Index
One Year:                                      23.60%                                23.60%
--------------------------------------------------------------------------------------------
Since Commencement on 12/8/94:                 24.66%                                29.48%

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance
Northern Institutional International Equity Index Portfolio

International stocks, represented by the Morgan Stanley Capital International Europe, Australia, and Far East (EAFE) Index, returned 16.45% (in U.S. dollars, net of foreign withholding taxes) for the fiscal year. After a significant correction of -10.63% during the third fiscal quarter ending in August, the EAFE Index rebounded during the fourth quarter by returning 12.59%. Compared to large-capitalization domestic stocks, represented by the S&P 500 Index, the EAFE Index underperformed by 6.29 percentage points.
  As designed, the Portfolio's performance closely tracked that of the EAFE Index during the fiscal year. To the extent that cash flows and market conditions allow, each security of the Index is held in its proper weight in the Portfolio in an attempt to achieve the total return of the Index (after expenses). The Portfolio is rebalanced when needed and is realigned annually in tandem with the Index.
  A significant change occurred on September 30, 1998, when Morgan Stanley Capital International removed Malaysia from the EAFE Index in response to the Malaysian government's capital restrictions imposed earlier in the month. After this was announced, we made the corresponding changes to the Portfolio.
  Going forward, we will continue to practice a passive investment strategy as we seek returns that approximate those of the EAFE Index.

Andrew C. Buchner
Portfolio Manager
 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NORTHERN INSTITUTIONAL
      INTERNATIONAL EQUITY INDEX PORTFOLIO VS. THE MORGAN STANLEY CAPITAL
           INTERNATIONAL EUROPE, AUSTRALIA, AND FAR EAST (EAFE) INDEX

___.___ International Equity Index        ---.--- EAFE Index


--------------------------------------------------------------------------------
                      International Equity Index    EAFE
--------------------------------------------------------------------------------
       4/1/97                             $10,000                   $10,000
------------------------------------------------------------------------------
     11/30/97                             $10,545                   $10,440
------------------------------------------------------------------------------
     11/30/98                             $12,180                   $12,157
--------------------------------------------------------------------------------

    Average Annual Total
  Returns For Periods Ended                    Class A                                  EAFE
     November 30, 1998:                        Shares                                  Index
One Year:                                      15.50%                                  16.45%
---------------------------------------------------------------------------------------------
Since Commencement on 4/1/97:                  12.57%                                  12.44%


-----------------------------------------------------------------------------
                      International Equity Index    EAFE
-----------------------------------------------------------------------------
     10/5/98                              $10,000                   $10,000
-----------------------------------------------------------------------------
    11/30/98                              $10,236                   $10,304
-----------------------------------------------------------------------------


     Aggregate Total
 Return For Period Ended                     Class D                                      EAFE
    November 30, 1998:                       Shares                                      Index
 Commencement on 10/5/98:                    21.15%                                      16.14%

--------------------------------------------------------------------------------
Northern Institutional International Growth Portfolio

Our cautious stance toward the Asian markets helped push the Portfolio's performance well ahead of the benchmark for the fiscal year. We believed that the real magnitude of the Asian financial crisis was much greater than the consensus believed. As a result, we kept the Portfolio heavily underweighted in Asia and the emerging markets and overweighted in Europe.
  Within the European markets, we focused on financial, pharmaceutical and telecommunications stocks. We expected these sectors to benefit from lower interest rates and a flight to safety and high-quality growth stocks.
  In the second half of the fiscal year, we shifted our focus toward a more defensive stance in Europe. We also modestly increased the Portfolio's weighting in Japan and Southeast Asia to take advantage of some attractively priced stocks.
  We believe that the consensus outlook for economic growth in 1999 is too pessimistic considering that the world's central bankers have cut short-term interest rates more than 50 times in less than three months. As such, we plan to remain overweighted in Europe and maintain below-average exposure to Asia. In Europe, we favor large-capitalized, high-quality stocks in the pharmaceutical, telecommunications and technology sectors. In Japan, our focus is on defensive domestic issues and technology stocks.

Robert LaFleur
Portfolio Manager
 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NORTHERN INSTITUTIONAL
  INTERNATIONAL GROWTH PORTFOLIO VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
                  EUROPE, AUSTRALIA, AND FAR EAST (EAFE) INDEX

__.__ International Growth Portfolio
--.-- EAFE Index

-----------------------------------------------------------------------------------------
               International Growth Portfolio     Lehman Brother's Interm. Gov't/Corp.
-----------------------------------------------------------------------------------------
 3/25/94                             $10,000                                      $10,000
-----------------------------------------------------------------------------------------
11/30/94                             $10,211                                      $10,204
-----------------------------------------------------------------------------------------
11/30/95                             $ 9,974                                      $10,976
-----------------------------------------------------------------------------------------
11/30/96                             $10,967                                      $12,267
-----------------------------------------------------------------------------------------
11/30/97                             $11,429                                      $12,218
-----------------------------------------------------------------------------------------
11/30/98                             $13,774                                      $14,228
-----------------------------------------------------------------------------------------

     Average Annual Total
  Returns For Periods Ended                     Class A                                  EAFE
      November 30, 1998:                        Shares                                  Index
One Year:                                       20.44%                                  16.45%
----------------------------------------------------------------------------------------------
Since Commencement on 3/28/94:                   7.08%                                   7.82%

-----------------------------------------------------------------------------------------
               International Growth Portfolio     EAFE Index
-----------------------------------------------------------------------------------------
11/16/94                              $10,000                                     $10,000
-----------------------------------------------------------------------------------------
11/30/94                              $ 9,744                                     $ 9,823
-----------------------------------------------------------------------------------------
11/30/95                              $ 9,474                                     $10,567
-----------------------------------------------------------------------------------------
11/30/96                              $10,382                                     $11,809
-----------------------------------------------------------------------------------------
11/30/97                              $10,776                                     $11,762
-----------------------------------------------------------------------------------------
11/30/98                              $12,926                                     $13,696
-----------------------------------------------------------------------------------------

     Average Annual Total
   Returns For Periods Ended                    Class D                                EAFE
      November 30, 1998:                        Shares                                Index
One Year:                                        19.91%                               16.45%
--------------------------------------------------------------------------------------------
Since Commencement on 11/16/94:                   6.56%                                8.10%

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance
Northern Institutional Small Company Index Portfolio

After falling 25.78% during the third fiscal quarter ending in August, small company stocks, as represented by the Russell 2000 Index, rebounded during the fourth fiscal quarter with an 18.11% return. For the fiscal year ended November 30, 1998, the Index declined 6.56%, assuming dividend reinvestment. Compared to large-capitalization stocks, as represented by the S&P 500 Index, the Russell 2000 Index underperformed for the fiscal year by 30.16 percentage points.
  As designed, the Portfolio's performance closely tracked that of the Russell 2000 Index. To the extent that cash flows and market conditions allow, each security of the Index is held in its proportionate weight in the Portfolio in an attempt to achieve the total return of the Index (after expenses). The limited use of futures contracts facilitates cost-efficient, short-term equity exposure that allows the Portfolio to be fully invested with minimal cash balances at all times. The Portfolio is rebalanced when needed and is realigned during the annual Index reconstitution at the beginning of every July.
  Looking ahead, we will continue to manage the Portfolio in an attempt to provide small-stock returns that closely track those of the Russell 2000 Index.

Andrew C. Buchner
Portfolio Manager
 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NORTHERN INSTITUTIONAL
               SMALL COMPANY PORTFOLIO VS. THE RUSSELL 2000 INDEX

__.__ Small Company Portfolio
--.-- Russell 2000 Index

-------------------------------------------------------------------------------
               Small Company Portfolio       Lehman Brother's Interm. Gov/Corp.
-------------------------------------------------------------------------------
 1/11/93                       $10,000                                 $10,000
-------------------------------------------------------------------------------
11/30/93                       $11,409                                 $11,515
-------------------------------------------------------------------------------
11/30/94                       $11,233                                 $11,363
-------------------------------------------------------------------------------
11/30/95                       $14,352                                 $14,576
-------------------------------------------------------------------------------
11/30/96                       $16,642                                 $16,976
-------------------------------------------------------------------------------
11/30/97                       $20,480                                 $20,921
-------------------------------------------------------------------------------
11/30/98                       $19,042                                 $19,549
-------------------------------------------------------------------------------

     Average Annual Total
  Returns For Periods Ended                  Class A                           Russell 2000
      November 30, 1998:                     Shares                               Index
One Year:                                    -7.02%                               -6.56%
-------------------------------------------------------------------------------------------
Five Year:                                   10.79%                               11.16%
-------------------------------------------------------------------------------------------
Since Commencement on 1/11/93:               11.55%                               12.05%

-------------------------------------------------------------------------------
               Small Company Portfolio       Russell 2000
-------------------------------------------------------------------------------
  1/8/98                       $10,000                                 $10,000
-------------------------------------------------------------------------------
11/30/98                       $ 9,409                                 $ 9,259
-------------------------------------------------------------------------------

       Aggregate Total
   Return For Period Ended                  Class C                           Russell 2000
     November 30, 1998:                     Shares                               Index
Since Commencement on 1/8/98:               -6.54%                               -8.23%

--------------------------------------------------------------------------------
Northern Institutional Small Company Index Portfolio--Continued

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NORTHERN INSTITUTIONAL
               SMALL COMPANY PORTFOLIO VS. THE RUSSELL 2000 INDEX


          ___.___ Small Company Portfolio
          ---.--- Russell 2000 Index

-------------------------------------------------------------------------------------------
                           Small Company Portfolio        Russell 2000
-------------------------------------------------------------------------------------------
12/30/94                                     $10,000                          $10,000
-------------------------------------------------------------------------------------------
11/30/95                                     $13,162                          $13,263
-------------------------------------------------------------------------------------------
11/30/96                                     $15,295                          $15,447
-------------------------------------------------------------------------------------------
11/30/97                                     $18,764                          $19,036
-------------------------------------------------------------------------------------------
11/30/98                                     $17,342                          $17,787
-------------------------------------------------------------------------------------------

  Average Annual
  Total Returns
For Periods Ended                      Class D                                       Russell 2000
November 30, 1998:                     Shares                                           Index
One Year:                              -7.58%                                           -6.56%
-------------------------------------------------------------------------------------------------
Since Commencement
 on 12/8/94:                           14.83%                                           15.56%

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Northern Institutional Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
Statements of Investments
November 30, 1998
(All amounts in thousands)

           Description
-------------------------------------------------------------------
 Principal                             Maturity
  Amount   Rate                          Date        Value
-------------------------------------------------------------------
                  Bond Portfolio
 ASSET-BACKED SECURITIES--12.0%
 Automotive--5.1%
           Banc One Auto
            Grantor Trust,
           Series 1997-B, Class
            A
 $10,329     6.29%                      7/20/04     $10,455
           WFS Financial Owner
            Trust,
           Series 1997-A, Class
            A-3
   7,680     6.50                       9/20/01       7,766
           Series 1997-D, Class
            A-3
  16,000     6.25                       3/20/02      16,140
                                                    -------
                                                     34,361
                                                    -------
 Home Equity Loans--4.5%
           Contimortgage Home
           Equity Loan Trust,
           Interest Only
           Stripped Security,
           Series 1998-1, Class
           A10I
   --        6.50                       9/15/00      10,550
           Contimortgage Net
           Interest Margin
           Notes, Series 1998-
           A, Class A(/1/)
   6,851     7.92                       3/16/28       6,740
           IMC Excess Cashflow
           Securities Trust,
           Series 1997-A, Class
           A(/1/)
   9,333     7.41                      11/26/28       8,889
           The Money Store
           Trust, Series 1997-
           1(/1/)
   3,744     7.36                       5/16/01       3,743
                                                    -------
                                                     29,922
                                                    -------
 Other--2.4%
           California
            Infrastructure &
            Economic
            Development, Series
            1997-1, Class A4
  15,785     6.22                       3/25/04      16,258
-------------------------------------------------------------------
 TOTAL ASSET-BACKED SECURITIES
  (Cost $84,124)                                    $80,541
-------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--
  7.9%
           American Southwest
           Financial Securities
           Corp., Series 1996
           FHA-1, Class A-1
 $    41     6.675%                    11/25/38     $    41
           Delta Funding Corp.,
           Interest Only
           Stripped Security,
           Series 1991-1, Class
           A-4(/1/)
   --       18.00                        1/1/06           9
           Donaldson, Lufkin, &
           Jenrette
           Mortgage Acceptance
           Corp.,
           Adjustable Rate,
           Interest Only
           Stripped Security,
           Series 1995-QE10
   --       6.814                      11/25/25         445
           Donaldson, Lufkin, &
           Jenrette
           Mortgage Acceptance
           Corp.,
           Series 1994-Q8,
           Class 2-A1
   3,505     7.25                       5/25/24       3,551

           Description
-------------------------------------------------------------------
Principal                                   Maturity
 Amount    Rate                               Date       Value
-------------------------------------------------------------------
           First Union-Lehman
           Brothers-Bank of
           America Commercial
           Mortgage Trust,
           Series 1998-C2,
            Class A-2
$  11,840    6.50%                           5/15/07    $ 12,225
           Lehman FHA Title
           Loan Trust,
           Interest Only
           Stripped Security,
           Series 1996-2, Class
           S
     --     0.586                            5/25/17       1,898
           Morgan Stanley
           Capital I,
           Series 1998-WF1,
           Class A2
   20,000    6.55                           12/15/07      20,502
           PNC Mortgage
            Securities Corp.,
           Series 1996-PR1,
            Class A(/1/)
    7,387    5.85                            4/28/27       7,673
           Residential Asset
            Securitization
            Trust,
           Series 1997-A8,
            Class A-3
    6,354    7.00                           10/25/27       6,354
-------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS (Cost $52,619)                             $ 52,698
-------------------------------------------------------------------
CORPORATE AND FOREIGN GOVERNMENT
 BONDS--17.3%
Beverages--2.5%
           Coca-Cola Co.
$  14,935    6.70%                          10/15/36    $ 16,421
                                                        --------
Insurance--3.3%
           Anthem
            Insurance(/1/)
    6,000    9.00                             4/1/27       6,485
           Lumberman's Mutual Casualty
            Co.
    7,050    9.15                             7/1/26       8,300
    4,830    8.30                            12/1/37       5,153
    1,960    8.45                            12/1/97       2,007
                                                        --------
                                                          21,945
                                                        --------
Retail--2.3%
           Penney (J.C.) & Co.,
            Inc.
   15,000    6.90                            8/15/26      15,507
                                                        --------
Sanitary Services--2.4%
           WMX Technologies,
            Inc.(/1/)
   15,300    7.10                            8/01/26      16,241
                                                        --------
Sovereign--6.0%
           Asian Development
            Bank
   20,360    6.375                            10/1/28      22,126
           Quebec (Province
            of), Canada
            Medium-Term Note
   15,450    7.22                             7/22/36      17,907
                                                         --------
                                                           40,033
                                                         --------
Transportation Services--0.8%
           Burlington Northern
            Santa Fe Corp.
    5,000    6.53                             7/15/37       5,121
-------------------------------------------------------------------
TOTAL CORPORATE AND FOREIGN
 GOVERNMENT BONDS (Cost
 $110,560)                                               $115,268
-------------------------------------------------------------------

See accompanying notes to financial statements.

Northern Institutional Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
Statements of Investments
November 30, 1998
(All amounts in thousands)

           Description
-------------------------------------------------------

 Principal                         Maturity
  Amount   Rate                      Date       Value
-------------------------------------------------------
                  Bond Portfolio--Continued
 U.S. GOVERNMENT AGENCIES--10.9%
 COLLATERALIZED MORTGAGE OBLIGATIONS--
  1.1%
 Fannie Mae REMIC Trust--0.8%
           Series 1996-M4,
            Class A
 $  2,277    7.75%                 3/17/17    $  2,343
           Series 1992-73,
            Class G
    3,111    7.50                  4/25/21       3,128
                                              --------
 Fannie Mae REMIC Trust                          5,471
                                              --------
  Interest Only Stripped Securi-
  ties--0.3%
           Series 278, Class 2
       --    1.252                 8/01/25         462
           Series 1997-20,
            Class IO
       --    1.84                  3/25/27       1,532
                                              --------
                                                 1,994
                                              --------
 Fannie Mae REMIC Trust
  Principal Only Stripped Secu-
  rities--0.0%
           Series 1994-9, Class
            G
      215    5.15                 11/25/23         207
                                              --------
 MORTGAGE-BACKED SECURITIES--
  9.8%
 Fannie Mae--4.8%
           Pool #452480
 $ 32,623    6.00%                 11/1/28    $ 32,195
                                              --------
 Freddie Mac--5.0%
           Pool #252649
        1    6.50                   6/1/04           1
           Pool #C18118
   16,004    6.00                  11/1/28      15,804
           Pool #G00767
   16,970    7.50                   8/1/27      17,426
                                              --------
                                                33,231
-------------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCIES
  (Cost $75,573)                              $ 73,098
-------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--
  40.2%
 U.S. Treasury Bonds--19.7%
 $ 92,600    7.125%                2/15/23    $114,983
   15,000    6.00                  2/15/26      16,477
                                              --------
                                               131,460
                                              --------
 U.S. Treasury Inflation Index
  Notes--5.0%
   33,555    3.625                 1/15/08      33,702
                                              --------
 U.S. Treasury Notes--15.5%
   34,415    6.625                 7/31/01      36,120
   58,795    7.50                  2/15/05      67,348
                                              --------
                                               103,468
-------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGA-
  TIONS
  (Cost $256,297)                             $268,630
-------------------------------------------------------

           Description
--------------------------------------------------------
  Shares/
 Principal                         Maturity
  Amount   Rate                      Date       Value
--------------------------------------------------------
 PREFERRED STOCKS--2.8%
 Agency--2.2%
  15,000   Home Ownership
            Funding Corp.                     $ 14,614
 Real Estate--0.6%
   4,600   Tier One Properties,
            Inc.                                 4,411
--------------------------------------------------------
 TOTAL PREFERRED STOCKS (Cost
  $19,600)                                    $ 19,025
--------------------------------------------------------
 FLOATING RATE BANK NOTES--3.9%
           Lloyds Bank PLC
 $14,950     6.00%                12/15/98    $ 12,355
           Midland Bank PLC
   2,500     6.00                 12/29/98       1,914
           National Westminster
            Bank
  15,300     5.375                 2/26/99      12,113
--------------------------------------------------------
 TOTAL FLOATING RATE BANK NOTES
  (Cost $28,032)                              $ 26,382
--------------------------------------------------------
 SHORT-TERM INVESTMENT--3.6%
           Societe Generale,
            Paris
 $23,771     5.375%                12/1/98    $ 23,771
--------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $23,771)                              $ 23,771
--------------------------------------------------------
 TOTAL INVESTMENTS--98.6%
  (Cost $650,576)                             $659,413
--------------------------------------------------------
 Other assets, less liabili-
  ties--1.4%                                     9,593
--------------------------------------------------------
 NET ASSETS--100.0%                           $669,006
--------------------------------------------------------
--------------------------------------------------------

(/1/)At November 30, 1998, the Portfolio owned restricted securities valued at approximately $49,780 (7.4% of net assets), with an aggregate cost basis of $49,357. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in accordance with procedures established by the Trustees.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
-------------------------------------------------------------------
 Principal                               Maturity
  Amount   Rate                            Date         Value
-------------------------------------------------------------------
           Intermediate Bond Portfolio
 ASSET-BACKED SECURITIES--12.8%
 Automotive--7.0%
           Chevy Chase
           Automobile
           Receivables Trust,
           Series 1997-4, Class
           A
 $  377      6.25%                       6/15/04      $   380
           Olympic Automobile
           Receivables Trust,
           Series 1996-D, Class
           A-4
    500      6.05                        8/15/02          504
           Western Financial
           Owner Trust,
           Series 1997-D, Class
           A-3
    500      6.25                        3/20/02          504
           Series 1998-B, A-3
    750      5.95                        7/20/02          754
                                                      -------
                                                        2,142
                                                      -------
 Financial--2.3%
           California
           Infrastructure &
           Economic
           Development, Series
           1997-1, Class A-4
    690      6.22                        3/25/04          711
                                                      -------
 Home Equity Loans--3.5%
           Advanta Mortgage
           Loan Trust, Interest
           Only Stripped
           Security,
           Series 1998-1 Class
           AI0
     --      5.00                       10/25/00          403
           Contimortgage Net
           Interest Margin
           Notes, Series 1998-
           A, Class A(/1/)
    208      7.92                        3/16/28          205
           IMC Excess Cashflow
           Securities Trust,
           Series 1997-A, Class
           A
    364      7.41                       11/26/28          347
           The Money Store
           Trust, Series 1997-
           1(/1/)
     84      7.36                        5/16/01           85
                                                      -------
                                                        1,040
-------------------------------------------------------------------
 TOTAL ASSET-BACKED SECURITIES
  (Cost $4,016)                                       $ 3,893
-------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--
  7.2%
           First Union-Lehman
           Brothers-Bank of
           America Commercial
           Mortgage Trust,
           Series 1998-C1,
           Class A-2
 $  500      6.56%                      11/18/08      $   516
           GE Capital Mortgage
           Services, Inc.,
           Series 1997-5, Class
           A2
    500      7.50                        6/25/27          509
           Morgan Stanley
           Capital I,
           Series 1998-WF1,
           Class A2
    355      6.55                       12/15/07          364
           Mortgage Capital
           Funding,
           Series 1998-MC1,
           Class A2
    540      7.00                        1/18/08          567
           Residential Asset
           Securitization
           Trust,
           Series 1997-A8,
           Class A-3
    258      7.00                       10/25/27          258
-------------------------------------------------------------------
 TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS (Cost $2,169)                           $ 2,214
-------------------------------------------------------------------

           Description
--------------------------------------------------------------------
 Principal                               Maturity
  Amount   Rate                            Date          Value
--------------------------------------------------------------------
 CORPORATE BONDS--16.0%
 Beverages--4.0%
           Coca-Cola (The) Co.
  $1,100        6.70%                   10/15/36       $  1,209
                                                       --------
 Diversified Financial Servic-
  es--3.3%
           CIT Group Holdings,
           Inc.
   1,000        5.85                     5/26/00          1,006
                                                       --------
 Environmental Control--1.5%
           WMX Technologies,
           Inc.
     440        7.10                      8/1/26            467
                                                       --------
 Insurance--2.4%
           Lumberman's Mutual
           Casualty Co.(/1/)
     545        9.15                      7/1/26            642
     105        8.45                     12/1/97            108
                                                       --------
                                                            750
                                                       --------
 Retail--1.4%
           Penney (J.C.) & Co.,
           Inc.
     400        7.40                      4/1/37            443
                                                       --------
 Transportation--3.4%
           Burlington Northern
           Santa Fe Corp.
   1,000        6.53                     7/15/37          1,024
-------------------------------------------------------------------
 TOTAL CORPORATE BONDS (Cost
  $4,835)                                              $  4,899
-------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES--8.7%
 Fannie Mae--4.4%
           Pool #440700
 $ 1,364      6.00%                     11/01/28       $  1,346
                                                       --------
 Freddie Mac--4.3%
           Pool #G00767
     676      7.50                       8/01/27            694
           Pool #C18079
     618      6.00                       11/1/28            610
                                                       --------
                                                          1,304
-------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCIES
  (Cost $2,649)                                        $  2,650
-------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--
  42.0%
 U.S. Treasury Inflation Index--
  4.4%
 $ 1,350      3.625%                     1/15/08       $  1,356
                                                       --------
 U.S. Treasury Notes--37.6%
   1,250      5.75                       8/15/03          1,307
   3,350      7.50                       2/15/05          3,837
   6,000      6.625                      7/31/01          6,297
                                                       --------
                                                         11,441
-------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGA-
  TIONS
  (Cost $12,785)                                       $ 12,797
-------------------------------------------------------------------

See accompanying notes to financial statements.

Northern Institutional Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
Statements of Investments
November 30, 1998
(All amounts in thousands)

           Description
-----------------------------------------------------------
 Principal                        Maturity
  Amount   Rate                     Date        Value
-----------------------------------------------------------
                    Intermediate Bond Portfolio (Continued)
 FLOATING RATE BANK NOTES--4.0%
           Lloyds Bank PLC
 $   750     6.00%                12/15/98     $   620
           National Westminster
           Bank
     750     5.375                11/30/49         594
------------------------------------------------------------
 TOTAL FLOATING RATE BANK NOTES
  (Cost $1,359)                                $ 1,214
------------------------------------------------------------
 SHORT-TERM INVESTMENTS--12.1%
           Federal Home Loan
           Bank
 $ 2,457     5.45%                12/1/98      $ 2,457
           Societe Generale,
           Paris
   1,213     5.375                12/1/98        1,213
-------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENTS
  (Cost $3,670)                                $ 3,670
-----------------------------------------------------------
 TOTAL INVESTMENTS--102.8%
  (Cost $31,483)                               $31,337
-----------------------------------------------------------
 Liabilities, less other as-
  sets--(2.8)%                                    (857)
-----------------------------------------------------------
 NET ASSETS--100.0%                            $30,480
===========================================================

(/1/)At November 30, 1998, the Portfolio owned restricted securities valued at approximately $1,040 (3.4% of net assets), with an aggregate cost basis of $1,064. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in accordance with procedures established by the Trustees.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           Description
------------------------------------------------------
   Local
 Currency/
 Principal                       Maturity
  Amount   Rate                    Date      Value
------------------------------------------------------
                   International Bond Portfolio
 DEBT OBLIGATIONS--96.7%
 Australian Dollar--2.5%
           Commonwealth of
           Australia
       980     10.00%            10/15/02    $   731
                                             -------
 Belgian Franc--2.3%
           Kingdom of Belgium
    18,275      7.50              7/29/08        657
                                             -------
 British Pound Sterling--16.4%
           Abbey National PLC
       825      6.00              8/10/99      1,356
           BAA PLC
       525      7.875             2/10/07        975
           Lloyds Bank PLC
       800      7.375             3/11/04      1,396
           Treasury of Great
           Britain
       400      8.00               6/7/21        979
                                             -------
                                               4,706
                                             -------
 Canadian Dollar--2.6%
           Province of Ontario
     1,050      7.25              9/27/05        752
                                             -------
 Danish Krone--6.7%
           Kingdom of Denmark
    10,100      8.00              3/15/06      1,926
                                             -------
 European Currency Unit--4.9%
           Electricite de
           France
     1,214      3.75             10/28/03      1,406
                                             -------
 German Mark--15.6%
           Federal Republic of
           Germany
     1,795      6.25               1/4/24      1,275
           LKB Global Bond
     1,500      6.00              5/10/99        896
           Republic of Austria
     1,670      8.00              1/30/02      1,114
           Republic of Finland
     1,920      5.50               2/9/01      1,184
                                             -------
                                               4,469
                                             -------
 Italian Lira--10.2%
           Republic of Italy
 4,000,000      8.50               4/1/04      2,917
                                             -------
 Japanese Yen--14.5%
           Asian Development
           Bank
    90,000      5.00               2/5/03        863
           European Bank for
           Reconstruction and
           Development
    95,000      5.875            11/26/99        817

           Description
------------------------------------------------------
   Local
 Currency/
 Principal                         Maturity
  Amount   Rate                      Date    Value
------------------------------------------------------
           International Bank
           for Reconstruction
           and Development
 100,000       4.50%              3/20/03  $   950
           Japan Development
           Bank
 160,000       6.50               9/20/01    1,521
                                           -------
                                             4,151
                                           -------
 Netherlands Guilder--1.4%
           Kingdom of the
           Netherlands
     700       5.75               2/15/07      411
                                           -------
 Spanish Peseta--4.7%
           Kingdom of Spain
 120,000      11.30               1/15/02    1,022
  35,000      10.00               2/28/05      323
                                           -------
                                             1,345
                                           -------
 Swedish Krona--2.0%
           Kingdom of Sweden
   3,700      10.25                5/5/03      571
                                           -------
 United States Dollar--12.9%
           U.S. Treasury Bond
   2,150       7.125              2/15/23    2,670
           U.S. Treasury Note
     900       7.50               2/15/05    1,031
                                           -------
                                             3,701
------------------------------------------------------
 TOTAL DEBT OBLIGATIONS (Cost
  $26,597)                                 $27,743
------------------------------------------------------
 SHORT-TERM INVESTMENT--0.4%
 United States Dollar
           Societe Generale,
           Paris, France
 $   111       5.375%             12/1/98  $   111
------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $111)                              $   111
------------------------------------------------------
 TOTAL INVESTMENTS--97.1%
  (Cost $26,708)                           $27,854
------------------------------------------------------
 Other assets, less liabili-
  ties--2.9%                                   846
------------------------------------------------------
 NET ASSETS--100.0%                        $28,700
------------------------------------------------------
------------------------------------------------------

See accompanying notes to financial statements.

Northern Institutional Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
Statements of Investments
November 30, 1998
(All amounts in thousands)

           Description
--------------------------------------------------------
 Principal                         Maturity
  Amount   Rate                      Date    Value
--------------------------------------------------------
                  Short-Intermediate Bond Portfolio
 ASSET-BACKED SECURITIES--31.8%
 Automotive--9.8%
           Chevy Chase
           Automobile
           Receivables Trust,
           Series 1991-4, Class
           A
 $ 3,212       6.25%               6/15/04 $  3,235
           Olympic Automobile
           Receivables Trust,
           Interest Only
           Stripped Security,
           Series 1995-D, Class
           I
      --       7.187               1/15/99       25
           Olympic Automobile
           Receivables Trust,
           Series 1995-A, Class
           A
     833       7.875               7/15/01      839
           Series 1996-D, Class
           A-4
   4,075       6.05                8/15/02    4,111
           Western Financial
           Automobile Loan
           Trust, Series 1994-
           4, Class A-1
     248       7.10                 1/1/00      249
           WFS Financial Owner
           Trust,
           Series 1997-A, Class
           A-3
   4,454       6.50                9/20/01    4,504
           Series 1997-D, Class
           A-3
   5,000       6.25                3/20/02    5,044
                                           --------
                                             18,007
                                           --------
 Home Equity Loans--5.8%
           Contimortgage Home
           Equity Loan Trust,
           Interest Only
           Stripped Security,
           Series 1998-1, Class
           A10I
      --       6.50                9/15/00    3,709
           Contimortgage Net
           Interest Margin
           Notes, Series 1998-
           A, Class A(/1/)
   2,583       7.92                3/16/28    2,541
           Delta Funding Home
           Equity Loan Trust,
           Interest Only
           Stripped Security,
           Series 1997-2, Class
           AIO
      --       6.50                5/25/12    1,920
           Lehman FHA Title I
           Loan Trust,
           Interest Only
           Stripped Security,
           Series 1995-6, Class
           S
      --       0.493              11/25/16    1,130
           The Money Store
           Trust, Series 1997-
           1(/1/)
   1,377       7.36                5/16/01    1,377
                                           --------
                                             10,677
                                           --------
 Financial--16.2%
           Associates Corp.
   5,000       5.85                1/15/01    5,045
           California Infrastructure
           Pacific Gas & Electric,
           Series 1997-1, Class A-3
   7,250       6.15                6/25/02    7,354
           California Infrastructure &
           Economic
           Development, Series 1997-1,
           Class A-4
   5,925       6.22                3/25/04    6,102

           Description
--------------------------------------------------------
 Principal                         Maturity
  Amount   Rate                      Date    Value
--------------------------------------------------------
           IMC Excess Cashflow
           Securities Trust
           Series 1997-A, Class A
 $ 3,098       7.41%              11/26/28 $  2,951
           MBNA Master Credit
           Card Trust
   5,800       5.25                2/15/06    5,798
           Southern Pacific
           Secured Asset Corp.,
           Series 1997-2, Class
           AIO
  95,800       1.784               7/25/00    2,545
                                           --------
                                             29,795
--------------------------------------------------------
 TOTAL ASSET-BACKED SECURITIES
  (Cost $63,214)                           $ 58,479
--------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--
  20.5%
           AAMES Mortgage
           Trust,
           Interest Only
           Stripped Security,
           Series 1997-B, Class
           AIO
 $    --       5.50%               7/15/00 $  1,472
           BA Mortgage
           Securities, Inc.
   8,250       6.50                8/25/28    8,310
           Donaldson, Lufkin &
           Jenrette
           Mortgage Acceptance
           Corp.,
           Interest Only
           Stripped Security,
           Series 1997-CF2,
           Class CP
      --       7.43               11/15/04    5,545
           Series 1994-Q8,
           Class 2A1
      --       7.25                5/25/24    1,527
           Financial Asset
           Securitization,
           Inc.,
           Series 1997-NAMC,
           Class FXA-3
   1,619       7.35                4/25/27    1,616
           GE Capital Mortgage
           Services, Inc.,
           Series 1994-15,
           Class A-16
   4,789       6.00                4/25/09    4,738
           PNC Mortgage
           Securities Corp.,
           Series 1996-PR1,
           Class A(/1/)
   2,183       5.847               4/28/27    2,268
           Prudential Home
           Mortgage Securities
           Co.,
           Series 1994-1, Class
           A-3
   6,963       6.00                2/25/09    6,889
           Residential Asset
           Securitization
           Trust,
           Series 1997-A8,
           Class A-3
   2,577       7.00               10/25/27    2,577
           Series 1998-A1,
           Class A-6
   2,970       0.00                 1/1/28    2,732
--------------------------------------------------------
 TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS (Cost $39,574)               $ 37,674
--------------------------------------------------------
 CORPORATE BONDS--8.9%
 Brokerage Services--3.5%
           Donaldson, Lufkin &
           Jenrette, Inc.
           Medium Term Note
 $ 6,500       5.625%              2/15/16 $  6,402
                                           --------
 Electrical Utility--2.1%
           Tenaga Nasional
           Berhad
   4,800       7.20                4/29/07    3,958
                                           --------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
-------------------------------------------------------------------
 Principal                                Maturity
  Amount   Rate                             Date        Value
-------------------------------------------------------------------
 Telecommunications--3.3%
           Worldcom, Inc.
 $ 5,900     6.125%                       8/15/01     $  6,008
-------------------------------------------------------------------
 TOTAL CORPORATE BONDS (Cost
  $17,177)                                            $ 16,368
-------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES--1.0%
 COLLATERALIZED MORTGAGE OBLIGATIONS--
  1.0%
 Fannie Mae REMIC Trust--0.9%
           Series 1996-M4,
           Class A
 $ 1,518     7.75%                        3/17/17     $  1,562
                                                      --------
 Fannie Mae REMIC Trust
 Principal Only Stripped Security--0.1%
           Series 1994-9, Class
           G
      215    5.15                        11/25/23          207
-------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCIES
  (Cost $1,710)                                       $  1,769
-------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--
  34.9%
 U.S. Treasury Notes--34.9%
 $ 9,500     3.63%                        1/15/08     $  9,542
  41,000     5.75                        10/31/02       42,550
  11,500     6.25                         1/31/02       12,032
-------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGA-
  TIONS
  (Cost $62,760)                                      $ 64,124
-------------------------------------------------------------------
 SHORT-TERM INVESTMENT--1.7%
           Societe Generale,
           Paris
 $ 3,200     5.375%                       12/1/98     $  3,200
-------------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $3,200)                                       $  3,200
-------------------------------------------------------------------
 TOTAL INVESTMENTS--98.8%
  (Cost $187,635)                                     $181,614
-------------------------------------------------------------------
 Other assets, less liabili-
  ties--1.2%                                             2,209
-------------------------------------------------------------------
 NET ASSETS--100.0%                                   $183,823
-------------------------------------------------------------------
-------------------------------------------------------------------

(/1/)At November 30, 1998, the Portfolio owned restricted securities valued at approximately $6,186 (3.4% of net assets), with an aggregate cost basis of $6,183. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in accordance with procedures established by the Trustees.

See accompanying notes to financial statements.

Northern Institutional Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
Statements of Investments
November 30, 1998
(All amounts in thousands)

           Description
----------------------------------------------------------
 Principal                         Maturity
  Amount   Rate                      Date    Value
----------------------------------------------------------
                  U.S. Government Securities Portfolio
 U.S. GOVERNMENT AGENCIES--62.0%
 COLLATERALIZED MORTGAGE OBLIGATIONS--
  27.7%
 Fannie Mae REMIC Trust--15.5%
           Series 1998-M2,
           Class CPI,
           Interest Only
           Stripped Security
 $   --      6.25%                 2/17/02 $    513
           Series 1997-M1,
           Class A
  2,582      6.78                  1/17/03    2,657
           Series 1998-14,
           Class F
     64      9.20                 12/25/17       65
           Series 1993-133,
           Class EZ
  3,262      5.85                  2/25/17    3,259
           Series 1996-M4,
           Class A
  1,012      7.75                  3/17/17    1,041
           Series 1992-2000,
           Class E
    473      6.25                  6/25/17      472
           Series 1997-20,
           Class IO,
           Interest Only
           Stripped Security
     --     6.15                   3/25/27      249
                                           --------
                                              8,256
                                           --------
 Freddie Mac--12.2%
           Series 1227, Class G
  2,311     10.40                  5/15/99    2,373
           Series 1296, Class H
  1,432     11.61                  7/15/99    1,488
           Series 1520, Class F
    414      5.65                  9/15/04      413
           Series 2028, Class
           PE
  2,250      6.00                 11/15/21    2,266
                                           --------
                                              6,540
                                           --------
                                             14,796
                                           --------
 MORTGAGE-BACKED SECURITIES--17.5%
 Fannie Mae--8.8%
           Pool #124945
 $2,020      7.49%                 12/1/98 $  2,056
           Pool #452480
  2,727      6.00                  11/1/28    2,691
                                           --------
                                              4,747
                                           --------
 Freddie Mac--8.7%
           Pool #410092
    214      7.57                  11/1/24      218
           Pool #G00767
  2,282      7.50                   8/1/27    2,343
           Pool #C18079
  2,101      6.00                  11/1/28    2,074
                                           --------
                                              4,635
                                           --------
                                           $  9,382
                                           --------

           Description
----------------------------------------------------------
 Principal                         Maturity
  Amount   Rate                      Date    Value
----------------------------------------------------------
 AGENCY OBLIGATIONS--16.8%
 Fannie Mae--9.5%
 $ 2,250     5.625%               3/15/01  $  2,286
   2,750     5.25                 1/15/03     2,777
                                           --------
                                              5,063
                                           --------
 Freddie Mac--4.3%
   2,250     5.75                 7/15/03     2,317
                                           --------
 Tennessee Valley Authority--3.0%
   1,500     6.24                 7/15/45     1,576
                                           --------
                                           $  8,956
----------------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCIES
  (Cost $33,097)                           $ 33,134
----------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--31.6%
 U.S. Treasury Notes--26.5%
 $ 9,000     6.63%                7/31/01  $  9,446
   1,250     6.25                 1/31/02     1,308
   3,000     7.50                 2/15/05     3,436
                                           --------
                                             14,190
                                           --------
 U.S. Treasury Inflationary In-
  dex--5.1%
   2,700     3.63%                1/15/08     2,712
----------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGA-
  TIONS
  (Cost $16,864)                           $ 16,902
----------------------------------------------------------
 SHORT-TERM INVESTMENT--7.2%
           Federal Home Loan
           Bank Discount Note
 $ 3,866     5.150%               12/1/98  $  3,866
----------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $3,866)                            $  3,866
----------------------------------------------------------
 TOTAL INVESTMENTS--100.8%
  (Cost $53,827)                           $ 53,902
----------------------------------------------------------
 Liabilities, less other as-
  sets--(0.8)%                                 (419)
----------------------------------------------------------
 NET ASSETS--100.0%                        $ 53,483
----------------------------------------------------------
----------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
------------------------------------------------------
 Principal                         Maturity
  Amount   Rate                      Date    Value
------------------------------------------------------
                  U.S. Treasury Index Portfolio
 U.S. GOVERNMENT OBLIGATIONS--
  98.4%
 U.S. Treasury Notes--48.8%
 $2,300       7.75%                1/31/00 $ 2,379
  1,450       4.50                 9/30/00   1,448
  1,900       6.50                 5/31/01   1,983
  1,400       6.25                 2/15/03   1,483
  1,000       6.50                 8/15/05   1,101
  1,525       6.25                 2/15/07   1,674
  1,500       5.75                 8/15/23   1,568
                                           -------
                                            11,636
                                           -------
 U.S. Treasury Bonds--49.6%
  1,000      11.75                 2/15/01   1,148
  1,400       7.50                11/15/01   1,510
  1,000       6.00                 7/31/02   1,046
     65      13.875                5/15/11     101
    660      14.00                11/15/11   1,048
    490      13.25                 5/15/14     812
  1,450       7.25                 5/15/16   1,774
  1,025       8.125                5/15/21   1,395
    700       8.00                11/15/21     944
  1,400       6.25                 8/15/23   1,577
    400       6.50                11/15/26     469
                                           -------
                                            11,824
------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGA-
  TIONS
  (Cost $22,076)                           $23,460
------------------------------------------------------
 SHORT-TERM INVESTMENT--1.5%
           Federal Home Loan
           Bank Discount Note
 $  353      5.15%                 12/1/98 $   353
------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $353)                              $   353
------------------------------------------------------
 TOTAL INVESTMENTS--99.9%
  (Cost $22,429)                           $23,813
------------------------------------------------------
 Other assets, less liabili-
  ties--0.1%                                    10
------------------------------------------------------
 NET ASSETS--100.0%                        $23,823
------------------------------------------------------
------------------------------------------------------

See accompanying notes to financial statements.

Northern Institutional Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
November 30, 1998
(All amounts in thousands, except net asset value per share)

                                                                  Short-       U.S.      U.S.
                                    Intermediate International Intermediate Government Treasury
                            Bond        Bond         Bond          Bond     Securities   Index
                          Portfolio  Portfolio     Portfolio    Portfolio   Portfolio  Portfolio
------------------------------------------------------------------------------------------------
Assets:
Investments in securi-
ties, at cost             $650,576    $31,483       $26,708      $187,635    $53,827    $22,429
------------------------------------------------------------------------------------------------
Investments in securi-
ties, at value            $659,413    $31,337       $27,854      $181,614    $53,902    $23,813
Cash and foreign curren-
cies                           654         --            46           274         --          1
Receivables:
 Interest                    9,391        412           805         2,099        651        254
 Fund shares sold              738          5            --            83        126          3
 Investment securities
  sold                          --         --            --            --          8        977
 Foreign tax reclaims           --         --            17            --         --         --
 Administrator                  60         26             6            12         17         15
Deferred organization
costs, net                      --         --             5            --         --         --
Other assets                     6         --             2             1         --         --
------------------------------------------------------------------------------------------------
Total assets               670,262     31,780        28,735       184,083     54,704     25,063
------------------------------------------------------------------------------------------------
Liabilities:
Due to custodian                --      1,269            --            --      1,166         --
Payable for:
 Fund shares redeemed          873         --            --           188         24         13
 Investment securities
  purchased                     --         --            --            --         --      1,212
Accrued expenses:
 Advisory fees                 135          6            17            38         11          3
 Administration fees            54          2             4            15          4          2
 Transfer agent fees            10         --            --             2          1         --
 Custodian fees                  3          2             6            --          2          1
Other liabilities              181         21             8            17         13          9
------------------------------------------------------------------------------------------------
Total liabilities            1,256      1,300            35           260      1,221      1,240
------------------------------------------------------------------------------------------------
Net assets                $669,006    $30,480       $28,700      $183,823    $53,483    $23,823
------------------------------------------------------------------------------------------------
Analysis of net assets:
Paid-in capital           $637,446    $30,290       $26,988      $186,617    $52,652    $22,739
Accumulated undistrib-
 uted net investment in-
 come                        1,259         33           354           702         37         23
Accumulated net realized
 gains (losses) on
 investments and foreign
 currency transactions      21,464        303           197         2,525        719       (323)
Net unrealized
 appreciation
 (depreciation) on
 investments and foreign
 currency transactions       8,837       (146)        1,146        (6,021)        75      1,384
Net unrealized gain on
 translation of other
 assets and liabilities
 denominated in foreign
 currencies                     --         --            15            --         --         --
------------------------------------------------------------------------------------------------
Net assets                $669,006    $30,480       $28,700      $183,823    $53,483    $23,823
------------------------------------------------------------------------------------------------
Total shares outstanding
(no par value), unlim-
ited shares authorized
 Class A                    28,021      1,511         1,338         9,137      2,384      1,014
 Class C                     2,845         --            --            --        195          1
 Class D                        94          2             6            41         60         79
------------------------------------------------------------------------------------------------
Net asset value, offer-
ing and redemption price
per share
 Class A                  $  21.61    $ 20.15       $ 21.35      $  20.03    $ 20.27    $ 21.77
 Class C                  $  21.60         --            --            --    $ 20.26    $ 21.81
 Class D                  $  21.58    $ 20.13       $ 21.26      $  19.97    $ 20.22    $ 21.74
------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Northern Institutional Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 1998
(All amounts in thousands)

                                                                  Short-       U.S.      U.S.
                                    Intermediate International Intermediate Government Treasury
                            Bond        Bond         Bond          Bond     Securities   Index
                          Portfolio  Portfolio     Portfolio    Portfolio   Portfolio  Portfolio
------------------------------------------------------------------------------------------------
INTEREST INCOME            $43,266     $1,453       $1,651(a)    $19,862      $3,143    $1,516
------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees     3,491        133          238         1,195         296       101
Administration fees            582         22           40           199          49        25
Transfer agent fees            112          2            3            22           9         5
Shareholder servicing
 fees                           91         --           --             3           7         5
Custodian fees                  76         18           55            28          22        21
Registration fees               71         40           28            40          22        21
Professional fees               32          4            7            11           7         6
Trustee fees and ex-
 penses                         14          1            3             5           3         3
Amortization of deferred
 organization costs              2          3           16             2           5         2
Other                           28         18           13            16          14        14
------------------------------------------------------------------------------------------------
TOTAL EXPENSES               4,499        241          403         1,521         434       203
Less voluntary waivers
 of investment advisory
 fees                       (2,037)       (78)         (53)         (697)       (173)      (63)
Less expenses reimburs-
 able by Administrator        (222)       (83)         (95)         (103)        (72)      (67)
------------------------------------------------------------------------------------------------
Net expenses                 2,240         80          255           721         189        73
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME       41,026      1,373        1,396        19,141       2,954     1,443
Net realized gains
 (losses) on:
 Investment transactions    21,659        324          271         1,538         786       732
 Foreign currency trans-
  actions                       --         --          (51)           --          --        --
Net change in unrealized
 appreciation (deprecia-
 tion) on investments,
 forward foreign cur-
 rency contracts and
 foreign currency
 transactions               (6,108)       (85)       1,365        (6,078)       (228)      445
Net change in unrealized
 gains on translation of
 other assets and lia-
 bilities denominated in
 foreign currencies             --         --           17            --          --        --
------------------------------------------------------------------------------------------------
NET INCREASE IN NET AS-
 SETS RESULTING FROM OP-
 ERATIONS                  $56,577     $1,612       $2,998       $14,601      $3,512    $2,620
------------------------------------------------------------------------------------------------

(a) Net of $7 in non-reclaimable foreign withholding taxes.

See accompanying notes to financial statements.

Northern Institutional Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended November 30, 1998 and 1997
(All amounts in thousands)

                                                               Intermediate
                                               Bond                Bond
                                             Portfolio          Portfolio
                                         ------------------  -----------------
                                           1998      1997     1998    1997 (a)
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income                   $ 41,026  $ 28,861  $ 1,373  $   204
 Net realized gains (losses) on
  investments, forward foreign currency
  contracts and foreign currency
  transactions                             21,659     3,869      324      (21)
 Net change in unrealized appreciation
  (depreciation) on investments, forward
  foreign currency contracts and foreign
  currency transactions                    (6,108)    4,710      (85)     (61)
 Net change in unrealized gains on
  translations of other assets and
  liabilities denominated in foreign
  currencies                                   --        --       --       --
------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                  56,577    37,440    1,612      122
------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS
FROM:
 Net investment income                    (35,543)  (25,700)  (1,358)    (185)
 Net realized gain on investment
 transactions                              (2,645)       --       --       --
------------------------------------------------------------------------------
Total distributions to Class A
shareholders                              (38,188)  (25,700)  (1,358)    (185)
------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
FROM:
 Net investment income                     (3,794)   (2,140)      --       --
 Net realized gain on investment
 transactions                                (295)       --       --       --
------------------------------------------------------------------------------
Total distributions to Class C
shareholders                               (4,089)   (2,140)      --       --
------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS
FROM:
 Net investment income                       (107)      (23)      (1)      --
 Net realized gain on investment
 transactions                                  (6)       --       --       --
------------------------------------------------------------------------------
Total distributions to Class D
shareholders                                 (113)      (23)      (1)      --
------------------------------------------------------------------------------
CLASS A SHARE TRANSACTIONS:
 Proceeds from the sale of shares         217,204   155,583   27,967   11,875
 Reinvested distributions                  32,297    22,888    1,346      185
 Cost of shares redeemed                 (117,228)  (92,369) (11,125)      --
------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from
 Class A share transactions               132,273    86,102   18,188   12,060
------------------------------------------------------------------------------
CLASS C SHARE TRANSACTIONS:
 Proceeds from the sale of shares          30,139    60,626       --       --
 Reinvested distributions                   4,089     2,140       --       --
 Cost of shares redeemed                  (24,755)  (21,561)      --       --
------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from Class C share
transactions                                9,473    41,205       --       --
------------------------------------------------------------------------------
CLASS D SHARE TRANSACTIONS:
 Proceeds from the sale of shares           2,529       657       41       --
 Reinvested distributions                     113        22        1       --
 Cost of shares redeemed                   (1,238)     (306)      --       --
------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from Class D share
transactions                                1,404       373       42       --
------------------------------------------------------------------------------
Net increase (decrease)                   157,337   137,257   18,483   11,997
Net assets--beginning of year             511,669   374,412   11,997       --
------------------------------------------------------------------------------
NET ASSETS--END OF YEAR                  $669,006  $511,669  $30,480  $11,997
------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME      $  1,259  $    338  $    33  $    19
------------------------------------------------------------------------------

(a) For the period August 1, 1997 (commencement of operations) through November 30, 1997.


See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                       Short-          U.S. Government
 International      Intermediate         Securities         U.S. Treasury
Bond Portfolio     Bond Portfolio         Portfolio        Index Portfolio
----------------  ------------------  ------------------  ------------------
 1998     1997      1998      1997     1998      1997       1998      1997
-----------------------------------------------------------------------------
$ 1,396  $ 1,608  $ 19,141  $ 13,180  $ 2,954  $   5,026  $  1,443  $  1,856
    220       97     1,538      (623)     786         76       732       (56)

  1,365   (2,827)   (6,078)   (2,110)    (228)       (46)      445       382

     17        3        --        --       --         --        --        --
-----------------------------------------------------------------------------
  2,998   (1,119)   14,601    10,447    3,512      5,056     2,620     2,182
-----------------------------------------------------------------------------
 (1,024)  (1,390)  (17,379)  (12,516)  (2,583)    (4,820)   (1,370)   (1,746)
   (385)    (520)     (267)     (414)      --         --        --        --
-----------------------------------------------------------------------------
 (1,409)  (1,910)  (17,646)  (12,930)  (2,583)    (4,820)   (1,370)   (1,746)
-----------------------------------------------------------------------------
     --       --        --        --     (188)      (204)       (1)       --
     --       --        --        --       --         --        --        --
-----------------------------------------------------------------------------
     --       --        --        --     (188)      (204)       (1)       --
-----------------------------------------------------------------------------
     (5)      (3)      (87)      (39)     (42)       (17)     (105)      (79)
     (2)      (1)       (1)       (1)      --         --        --        --
-----------------------------------------------------------------------------
     (7)      (4)      (88)      (40)     (42)       (17)     (105)      (79)
-----------------------------------------------------------------------------
  2,261    1,168   125,815   121,515   12,721     68,991    15,301    20,990
  1,217    1,525    14,872    11,648    2,336      4,525       458     1,197
 (2,867)  (7,465) (156,030)  (82,865) (10,457)  (122,819)  (28,575)  (14,944)
-----------------------------------------------------------------------------
    611   (4,772)  (15,343)   50,298    4,600    (49,303)  (12,816)    7,243
-----------------------------------------------------------------------------
     --       --        --        --    1,687      1,328       184        --
     --       --        --        --      188        204         1        --
     --       --        --        --   (1,094)    (1,940)     (164)       --
-----------------------------------------------------------------------------
     --       --        --        --      781       (408)       21        --
-----------------------------------------------------------------------------
     65       47       454       638    1,026        111       445     1,106
      6        4        75        27       29          6        53        40
    (38)      (7)     (578)     (110)    (155)       (29)     (570)     (321)
-----------------------------------------------------------------------------
     33       44       (49)      555      900         88       (72)      825
-----------------------------------------------------------------------------
  2,226   (7,761)  (18,525)   48,330    6,980    (49,608)  (11,723)    8,425
 26,474   34,235   202,348   154,018   46,503     96,111    35,546    27,121
-----------------------------------------------------------------------------
$28,700  $26,474  $183,823  $202,348  $53,483  $  46,503  $ 23,823  $ 35,546
-----------------------------------------------------------------------------
$   354  $    38  $    702  $     56  $    37  $      --  $     23  $     56
-----------------------------------------------------------------------------

Northern Institutional Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
Financial Highlights
For the Years Ended November 30,
Bond Portfolio

                                                Class A
                              ------------------------------------------------
                                1998      1997      1996      1995      1994
--------------------------------------------------------------------------------
Net asset value, beginning
 of year                      $  21.08  $  20.77  $  20.96  $  18.29  $  20.70
Income (loss) from invest-
 ment operations:
 Net investment income            1.47      1.34      1.29      1.17      1.42
 Net realized and unrealized
  gain (loss)                     0.62      0.29     (0.19)     2.66     (2.21)
--------------------------------------------------------------------------------
Total income (loss) from in-
 vestment operations              2.09      1.63      1.10      3.83     (0.79)
--------------------------------------------------------------------------------
Distributions to sharehold-
 ers from:
 Net investment income           (1.44)    (1.32)    (1.26)    (1.14)    (1.46)
 Net realized gain               (0.12)      --        --        --      (0.15)
 Return of capital                 --        --      (0.03)    (0.02)    (0.01)
--------------------------------------------------------------------------------
Total distributions to
 shareholders                    (1.56)    (1.32)    (1.29)    (1.16)    (1.62)
--------------------------------------------------------------------------------
Net increase (decrease)           0.53      0.31     (0.19)     2.67     (2.41)
--------------------------------------------------------------------------------
Net asset value, end of year  $  21.61  $  21.08  $  20.77  $  20.96  $  18.29
--------------------------------------------------------------------------------
Total return (c)                 10.31%     8.17%     5.57%    21.55%    (4.04)%
Ratio to average net assets
 of (d):
 Expenses, net of waivers
  and reimbursements              0.36%     0.36%     0.36%     0.36%     0.36%
 Expenses, before waivers
  and reimbursements              0.75%     0.77%     0.84%     0.84%     0.87%
 Net investment income, net
  of waivers and reimburse-
  ments                           7.07%     6.66%     6.39%     5.94%     7.31%
 Net investment income, be-
  fore waivers and reim-
  bursements                      6.68%     6.25%     5.91%     5.46%     6.80%
Portfolio turnover rate          84.80%    76.30%   101.38%    74.19%   103.09%
Net assets at end of year
 (in thousands)               $605,517  $460,514  $366,850  $286,301  $257,391
--------------------------------------------------------------------------------

                                      Class C                                Class D
                          ----------------------------------  -----------------------------------------
                           1998     1997     1996    1995(a)   1998    1997    1996     1995   1994 (b)
--------------------------------------------------------------------------------------------------------
Net asset value, begin-
 ning of year             $ 21.07  $ 20.78  $ 20.96  $20.21   $21.05  $20.76  $ 20.94  $18.29  $ 18.74
Income (loss) from in-
 vestment operations:
 Net investment income       1.42     1.29     1.25    0.47     1.38    1.24     1.22    1.08     0.28
 Net realized and
  unrealized gain (loss)     0.62     0.28    (0.18)   0.74     0.63    0.30    (0.18)   2.66    (0.45)
--------------------------------------------------------------------------------------------------------
Total income from in-
 vestment operations         2.04     1.57     1.07    1.21     2.01    1.54     1.04    3.74    (0.17)
--------------------------------------------------------------------------------------------------------
Distributions to share-
 holders from:
 Net investment income      (1.39)   (1.28)   (1.22)  (0.45)   (1.36)  (1.25)   (1.19)  (1.09)   (0.28)
 Net realized gain          (0.12)     --       --      --     (0.12)    --       --      --       --
 Return of capital            --       --     (0.03)  (0.01)     --      --     (0.03)    --       --
--------------------------------------------------------------------------------------------------------
Total distributions to
 shareholders               (1.51)   (1.28)   (1.25)  (0.46)   (1.48)  (1.25)   (1.22)  (1.09)   (0.28)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)      0.53     0.29    (0.18)   0.75     0.53    0.29    (0.18)   2.65    (0.45)
--------------------------------------------------------------------------------------------------------
Net asset value, end of
 year                     $ 21.60  $ 21.07  $ 20.78  $20.96   $21.58  $21.05  $ 20.76  $20.94  $ 18.29
--------------------------------------------------------------------------------------------------------
Total return (c)            10.04%    7.88%    5.33%   6.08%    9.89%   7.74%    5.17%  21.06%   (0.94)%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements     0.60%    0.60%    0.60%   0.60%    0.75%   0.75%    0.75%   0.75%    0.75%
 Expenses, before waiv-
  ers and reimbursements     0.99%    1.01%    1.08%   1.08%    1.14%   1.16%    1.23%   1.23%    1.26%
 Net investment income,
  net of waivers and
  reimbursements             6.83%    6.39%    6.09%   5.59%    6.70%   6.27%    5.99%   5.48%    6.31%
 Net investment income,
  before waivers and
  reimbursements             6.44%    5.98%    5.61%   5.11%    6.31%   5.86%    5.51%   5.00%    5.80%
Portfolio turnover rate     84.80%   76.30%  101.38%  74.19%   84.80%  76.30%  101.38%  74.19%  103.09%
Net assets at end of
 year (in thousands)      $61,450  $50,554  $ 7,342  $3,704   $2,039  $  601  $   220  $  120  $    15
--------------------------------------------------------------------------------------------------------

(a) For the period July 3, 1995 (Class C shares issue date) through November 30, 1995.
(b) For the period September 14, 1994 (Class D shares issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

See accompanying notes to financial statements.

Northern Institutional Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
Financial Highlights
For the Year Ended November 30,
Intermediate Bond Portfolio

                                                     Class A          Class D
                                                 ------------------   --------
                                                  1998     1997 (a)   1998 (b)
-------------------------------------------------------------------------------
Net asset value, beginning of year               $ 19.89   $ 20.00     $20.46
Income (loss) from investment operations:
 Net investment income                              1.19      0.38       0.18
 Net realized and unrealized gain (loss)            0.27     (0.15)     (0.32)
-------------------------------------------------------------------------------
Total income from investment operations             1.46      0.23      (0.14)
-------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                             (1.20)    (0.34)     (0.19)
-------------------------------------------------------------------------------
Total distributions to shareholders                (1.20)    (0.34)     (0.19)
-------------------------------------------------------------------------------
Net increase (decrease)                          $  0.26   $ (0.11)    $(0.33)
-------------------------------------------------------------------------------
Net asset value, end of year                     $ 20.15   $ 19.89     $20.13
-------------------------------------------------------------------------------
Total return (c)                                    7.55%     1.17%     (0.70)%
Ratio to average net assets of (d):
 Expenses, net of waivers and reimbursements        0.36%     0.36%      0.75%
 Expenses, before waivers and reimbursements        1.09%     2.28%      1.48%
 Net investment income, net of waivers and reim-
  bursements                                        6.19%     5.87%      5.69%
 Net investment income, before waivers and reim-
  bursements                                        5.46%     3.95%      4.96%
Portfolio turnover rate                            93.40%    56.99%     93.40%
Net assets at end of year (in thousands)         $30,439   $11,997     $   41
-------------------------------------------------------------------------------

(a) For the period August 1, 1997 (commencement of operations) through November 30, 1997.
(b) For the period October 5, 1998 (Class D share issue date) through November 30, 1998.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

See accompanying notes to financial statements.

Northern Institutional Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
Financial Highlights
For the Years Ended November 30,
International Bond Portfolio

                                                   Class A
                                   --------------------------------------------
                                    1998     1997      1996     1995    1994(a)
--------------------------------------------------------------------------------
Net asset value, beginning of
 year                              $ 20.13  $ 22.16   $ 21.74  $ 19.93  $ 20.00
Income (loss) from investment op-
 erations:
 Net investment income                0.98     1.02      1.54     1.26     0.79
 Net realized and unrealized gain
  (loss)                              1.33    (1.70)     0.43     2.28     0.01
--------------------------------------------------------------------------------
Total income (loss) from invest-
 ment operations                      2.31    (0.68)     1.97     3.54     0.80
--------------------------------------------------------------------------------
Distributions to shareholders
 from:
 Net investment income (c)           (0.79)   (1.01)    (1.55)   (1.73)   (0.87)
 Net realized gain                   (0.30)   (0.34)      --       --       --
--------------------------------------------------------------------------------
Total distributions to sharehold-
 ers                                 (1.09)   (1.35)    (1.55)   (1.73)   (0.87)
--------------------------------------------------------------------------------
Net increase (decrease)               1.22    (2.03)     0.42     1.81    (0.07)
--------------------------------------------------------------------------------
Net asset value, end of year       $ 21.35  $ 20.13   $ 22.16  $ 21.74  $ 19.93
--------------------------------------------------------------------------------
Total return (d)                     11.85%   (3.02)%    9.47%   18.20%    4.03%
Ratio to average net assets of
 (e):
 Expenses, net of waivers and re-
  imbursements                        0.96%    0.96%     0.96%    0.96%    0.96%
 Expenses, before waivers and re-
  imbursements                        1.52%    1.52%     1.58%    1.47%    1.49%
 Net investment income, net of
  waivers and reimbursements          5.27%    5.61%     5.91%    5.92%    5.93%
 Net investment income, before
  waivers and reimbursements          4.71%    5.05%     5.29%    5.41%    5.40%
Portfolio turnover rate              23.76%   29.29%    33.89%   54.46%   88.65%
Net assets at end of year (in
 thousands)                        $28,568  $26,383   $34,183  $32,673  $26,947
--------------------------------------------------------------------------------

                                                       Class D
                                             --------------------------------
                                              1998    1997     1996   1995(b)
------------------------------------------------------------------------------
Net asset value, beginning of year           $20.06  $22.14   $21.74  $22.17
Income (loss) from investment operations:
 Net investment income                         0.93    0.97     1.37    0.02
 Net realized and unrealized gain (loss)       1.29   (1.72)    0.51   (0.08)
------------------------------------------------------------------------------
Total income (loss) from investment opera-
 tions                                         2.22   (0.75)    1.88   (0.06)
------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income (c)                    (0.72)  (0.99)   (1.48)  (0.37)
 Net realized gain                            (0.30)  (0.34)     --      --
------------------------------------------------------------------------------
Total distributions to shareholders           (1.02)  (1.33)   (1.48)  (0.37)
------------------------------------------------------------------------------
Net increase (decrease)                        1.20   (2.08)    0.40   (0.43)
------------------------------------------------------------------------------
Net asset value, end of year                 $21.26  $20.06   $22.14  $21.74
------------------------------------------------------------------------------
Total return (d)                              11.43%  (3.38)%   9.04%  (0.30)%
Ratio to average net assets of (e):
 Expenses, net of waivers and reimbursements   1.35%   1.35%    1.35%   1.35%
 Expenses, before waivers and reimbursements   1.91%   1.91%    1.97%   1.86%
 Net investment income, net of waivers and
  reimbursements                               4.90%   5.36%    5.67%   3.26%
 Net investment income, before waivers and
  reimbursements                               4.34%   4.80%    5.05%   2.75%
Portfolio turnover rate                       23.76%  29.29%   33.89%  54.46%
Net assets at end of year (in thousands)     $  132  $   91   $   52  $    9
------------------------------------------------------------------------------

(a) For the period March 28, 1994 (commencement of operations) through November 30, 1994.
(b) For the period November 20, 1995 (Class D shares issue date) through November 30, 1995.
(c) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for Federal income tax purposes.
(d) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.

See accompanying notes to financial statements.

Northern Institutional Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
Financial Highlights
For the Years Ended November 30,
Short-Intermediate Bond Portfolio

                                                  Class A
                                -----------------------------------------------
                                  1998      1997      1996      1995     1994
--------------------------------------------------------------------------------
Net asset value, beginning of
 year                           $  20.36  $  20.70  $  20.73  $  19.53  $ 20.33
Income (loss) from investment
 operations:
 Net investment income              1.84      1.46      1.14      1.02     0.97
 Net realized and unrealized
  gain (loss)                      (0.36)    (0.29)    (0.01)     1.19    (0.80)
--------------------------------------------------------------------------------
Total income from investment
 operations                         1.48      1.17      1.13      2.21     0.17
--------------------------------------------------------------------------------
Distributions to shareholders
from:
 Net investment income             (1.78)    (1.46)    (1.16)    (1.01)   (0.97)
 Net realized gain                 (0.03)    (0.05)      --        --       --
--------------------------------------------------------------------------------
Total distributions to share-
 holders                           (1.81)    (1.51)    (1.16)    (1.01)   (0.97)
--------------------------------------------------------------------------------
Net increase (decrease)            (0.33)    (0.34)    (0.03)     1.20    (0.80)
--------------------------------------------------------------------------------
Net asset value, end of year    $  20.03  $  20.36  $  20.70  $  20.73  $ 19.53
--------------------------------------------------------------------------------
Total return (b)                    7.50%     5.95%     5.68%    11.58%    0.84%
Ratio to average net assets of
 (c):
 Expenses, net of waivers and
  reimbursements                    0.36%     0.36%     0.36%     0.36%    0.36%
 Expenses, before waivers and
  reimbursements                    0.76%     0.81%     0.88%     0.91%    0.95%
 Net investment income, net of
  waivers and reimbursements        9.61%     7.68%     5.83%     5.14%    4.84%
 Net investment income, before
  waivers and reimbursements        9.21%     7.23%     5.31%     4.59%    4.25%
Portfolio turnover rate            89.97%    48.49%    47.68%    54.68%   48.67%
Net assets at end of year (in
 thousands)                     $182,999  $201,457  $153,675  $158,678  $96,209
--------------------------------------------------------------------------------

                                                     Class D
                                       ---------------------------------------
                                        1998    1997    1996    1995   1994 (a)
-------------------------------------------------------------------------------
Net asset value, beginning of year     $20.31  $20.66  $20.71  $19.53  $19.82
Income (loss) from investment opera-
 tions:
 Net investment income                   1.78    1.43    1.07    0.94    0.23
 Net realized and unrealized gain
  (loss)                                (0.40)  (0.34)  (0.02)   1.18   (0.29)
-------------------------------------------------------------------------------
Total income (loss) from investment
 operations                              1.38    1.09    1.05    2.12   (0.06)
-------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                  (1.69)  (1.39)  (1.10)  (0.94)  (0.23)
 Net realized gain                      (0.03)  (0.05)    --      --      --
-------------------------------------------------------------------------------
Total distributions to shareholders     (1.72)  (1.44)  (1.10)  (0.94)  (0.23)
-------------------------------------------------------------------------------
Net increase (decrease)                 (0.34)  (0.35)  (0.05)   1.18   (0.29)
-------------------------------------------------------------------------------
Net asset value, end of year           $19.97  $20.31  $20.66  $20.71  $19.53
-------------------------------------------------------------------------------
Total return (b)                         7.08%   5.54%   5.22%  11.09%  (0.30)%
Ratio to average net assets of (c):
 Expenses, net of waivers and reim-
  bursements                             0.75%   0.75%   0.75%   0.75%   0.75%
 Expenses, before waivers and reim-
  bursements                             1.15%   1.20%   1.27%   1.30%   1.34%
 Net investment income, net of waivers
  and reimbursements                     9.31%   7.48%   4.96%   4.85%   4.42%
 Net investment income, before waivers
  and reimbursements                     8.91%   7.03%   4.44%   4.30%   3.83%
Portfolio turnover rate                 89.97%  48.49%  47.68%  54.68%  48.67%
Net assets at end of year (in thou-
 sands)                                $  824  $  891  $  343  $   13  $    1
-------------------------------------------------------------------------------

(a) For the period September 14, 1994 (Class D shares issue date) through November 30, 1994.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Annualized for periods less than a full year.

See accompanying notes to financial statements.

Northern Institutional Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
Financial Highlights
For the Years Ended November 30,
U.S. Government Securities Portfolio

                                              Class A
                            --------------------------------------------------
                             1998       1997       1996       1995      1994
--------------------------------------------------------------------------------
Net asset value, beginning
 of year                    $ 19.99    $ 20.07    $ 20.08    $ 19.05   $ 20.07
Income (loss) from invest-
 ment operations:
 Net investment income         1.17       1.21       1.02       1.05      0.91
 Net realized and
  unrealized gain (loss)       0.26      (0.07)     (0.01)      1.02     (1.02)
--------------------------------------------------------------------------------
Total income (loss) from
 investment operations         1.43       1.14       1.01       2.07     (0.11)
--------------------------------------------------------------------------------
Distributions to share-
 holders from:
 Net investment income        (1.15)     (1.22)     (1.02)     (1.04)    (0.91)
--------------------------------------------------------------------------------
Total distributions to
 shareholders                 (1.15)     (1.22)     (1.02)     (1.04)    (0.91)
--------------------------------------------------------------------------------
Net increase (decrease)        0.28      (0.08)     (0.01)      1.03     (1.02)
--------------------------------------------------------------------------------
Net asset value, end of
 year                       $ 20.27    $ 19.99    $ 20.07    $ 20.08   $ 19.05
--------------------------------------------------------------------------------
Total return (c)               7.36%      5.93%      5.15%     11.18%    (0.57)%
Ratio to average net as-
 sets of (d):
 Expenses, net of waivers
  and reimbursements           0.36%      0.36%      0.36%      0.36%     0.36%
 Expenses, before waivers
  and reimbursements           0.86%      0.85%      0.94%      1.09%     1.12%
 Net investment income,
  net of waivers and reim-
  bursements                   6.01%      5.86%      5.22%      5.43%     4.62%
 Net investment income,
  before waivers and reim-
  bursements                   5.51%      5.37%      4.64%      4.70%     3.86%
Portfolio turnover rate      115.55%     95.73%    119.75%    141.14%    45.55%
Net assets at end of year
 (in thousands)             $48,317    $43,073    $92,351    $56,329   $25,293
--------------------------------------------------------------------------------

                                 Class C                           Class D
                          -------------------------  ----------------------------------------
                           1998     1997    1996 (a)  1998     1997    1996    1995   1994 (b)
----------------------------------------------------------------------------------------------
Net asset value, begin-
 ning of year             $19.98   $20.06   $ 20.13  $ 19.94  $20.03  $20.04  $19.05  $19.43
Income (loss) from in-
 vestment operations:
 Net investment income      1.12     1.14      0.91     1.08    1.16    0.96    0.96    0.22
 Net realized and
  unrealized gain (loss)    0.26    (0.04)    (0.12)    0.28   (0.10)  (0.03)   1.00   (0.38)
----------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations      1.38     1.10      0.79     1.36    1.06    0.93    1.96   (0.16)
----------------------------------------------------------------------------------------------
Distributions to share-
 holders from:
 Net investment income     (1.10)   (1.18)    (0.86)   (1.08)  (1.15)  (0.94)  (0.97)  (0.22)
----------------------------------------------------------------------------------------------
Total distributions to
 shareholders              (1.10)   (1.18)    (0.86)   (1.08)  (1.15)  (0.94)  (0.97)  (0.22)
----------------------------------------------------------------------------------------------
Net increase (decrease)     0.28    (0.08)    (0.07)    0.28   (0.09)  (0.01)   0.99   (0.38)
----------------------------------------------------------------------------------------------
Net asset value, end of
 year                     $20.26   $19.98   $ 20.06  $ 20.22  $19.94  $20.03  $20.04  $19.05
----------------------------------------------------------------------------------------------
Total return (c)            7.10%    5.67%     4.05%    6.96%   5.52%   4.77%  10.66%  (0.90)%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements    0.60%    0.60%     0.60%    0.75%   0.75%   0.75%   0.75%   0.75%
 Expenses, before waiv-
  ers and reimbursements    1.10%    1.09%     1.18%    1.25%   1.24%   1.33%   1.48%   1.51%
 Net investment income,
  net of waivers and re-
  imbursements              5.77%    5.63%     4.97%    5.55%   5.50%   4.83%   5.08%   4.65%
 Net investment income,
  before waivers and re-
  imbursements              5.27%    5.14%     4.39%    5.05%   5.01%   4.25%   4.35%   3.89%
Portfolio turnover rate   115.55%   95.73%   119.75%  115.55%  95.73% 119.75% 141.14%  45.55%
Net assets at end of
 year (in thousands)      $3,942   $3,118   $ 3,535  $ 1,224  $  312  $  225  $   67  $   13
----------------------------------------------------------------------------------------------

(a) For the period December 29, 1995 (Class C shares issue date) through November 30, 1996.
(b) For the period September 15, 1994 (Class D shares issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

See accompanying notes to financial statements.

Northern Institutional Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
Financial Highlights
For the Years Ended November 30,
U.S. Treasury Index Portfolio

                                                   Class A
                                   -------------------------------------------
                                    1998     1997     1996     1995     1994
--------------------------------------------------------------------------------
Net asset value, beginning of
 year                              $ 20.81  $ 20.60  $ 20.78  $ 18.77  $ 21.05
Income (loss) from investment op-
 erations:
 Net investment income                1.23     1.26     1.19     1.11     1.15
 Net realized and unrealized gain
  (loss)                              0.97     0.20    (0.18)    2.01    (1.93)
--------------------------------------------------------------------------------
Total income (loss) from invest-
 ment operations                      2.20     1.46     1.01     3.12    (0.78)
--------------------------------------------------------------------------------
Distributions to shareholders
 from:
 Net investment income               (1.24)   (1.25)   (1.19)   (1.11)   (1.14)
 Net realized gain                      --       --       --       --    (0.36)
--------------------------------------------------------------------------------
Total distributions to sharehold-
 ers                                 (1.24)   (1.25)   (1.19)   (1.11)   (1.50)
--------------------------------------------------------------------------------
Net increase (decrease)               0.96     0.21    (0.18)    2.01    (2.28)
--------------------------------------------------------------------------------
Net asset value, end of year       $ 21.77  $ 20.81  $ 20.60  $ 20.78  $ 18.77
--------------------------------------------------------------------------------
Total return (c)                     10.92%    7.44%    5.10%   16.95%   (3.80)%
Ratio to average net assets of
 (d):
 Expenses, net of waivers and re-
  imbursements                        0.26%    0.26%    0.26%    0.26%    0.26%
 Expenses, before waivers and re-
  imbursements                        0.77%    0.82%    1.04%    0.89%    0.79%
 Net investment income, net of
  waivers and reimbursements          5.73%    6.36%    5.93%    5.09%    5.60%
 Net investment income, before
  waivers and reimbursements          5.22%    5.80%    5.15%    4.46%    5.07%
Portfolio turnover rate              69.84%   72.61%   42.49%   80.36%   52.80%
Net assets at end of year (in
 thousands)                        $22,085  $33,839  $26,273  $17,674  $37,305
--------------------------------------------------------------------------------

                           Class C                   Class D
                           --------   -----------------------------------------
                           1998 (a)    1998     1997    1996    1995   1994 (b)
-------------------------------------------------------------------------------
Net asset value, begin-
 ning of year              $ 22.28    $ 20.77  $20.57  $20.75  $18.77   $18.80
Income (loss) from in-
 vestment operations:
 Net investment income        0.21       1.13    1.20    1.17    1.00     0.09
 Net realized and
  unrealized gain (loss)     (0.52)      1.00    0.18   (0.24)   2.03    (0.03)
-------------------------------------------------------------------------------
Total income from invest-
 ment operations             (0.31)      2.13    1.38    0.93    3.03     0.06
-------------------------------------------------------------------------------
Distributions to share-
 holders from:
 Net investment income       (0.16)     (1.16)  (1.18)  (1.11)  (1.05)   (0.09)
-------------------------------------------------------------------------------
Total distributions to
 shareholders                (0.16)     (1.16)  (1.18)  (1.11)  (1.05)   (0.09)
-------------------------------------------------------------------------------
Net increase (decrease)      (0.47)      0.97    0.20   (0.18)   1.98    (0.03)
-------------------------------------------------------------------------------
Net asset value, end of
year                       $ 21.81    $ 21.74  $20.77  $20.57  $20.75   $18.77
-------------------------------------------------------------------------------
Total return (c)             (1.39)%    10.50%   7.03%   4.72%  16.43%    0.37%
Ratio to average net as-
 sets of (d):
 Expenses, net of waivers
  and reimbursements          0.50%      0.65%   0.65%   0.65%   0.65%    0.65%
 Expenses, before waivers
  and reimbursements          1.01%      1.16%   1.21%   1.43%   1.28%    1.18%
 Net investment income,
  net of waivers and
  reimbursements              5.22%      5.35%   6.07%   5.57%   5.41%    6.05%
 Net investment income,
  before waivers and
  reimbursements              4.71%      4.84%   5.51%   4.79%   4.78%    5.52%
Portfolio turnover rate      69.84%     69.84%  72.61%  42.49%  80.36%   52.80%
Net assets at end of year
 (in thousands)            $    17    $ 1,721  $1,707  $  848  $  286   $   --
-------------------------------------------------------------------------------

(a) For the period October 7, 1998 (Class C shares issue date) through November 30, 1998.
(b) For the period November 16, 1994 (Class D shares issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

See accompanying notes to financial statements.

The Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
Statements of Investments
November 30, 1998
(All amounts in thousands, except shares)


 Shares  Description                              Value
--------------------------------------------------------
                               Balanced Portfolio
 COMMON STOCKS--54.6%
 Advertising--0.6%
  11,000 Snyder Communications, Inc.             $   391
                                                 -------
 Banking--1.1%
   5,000 Banc One Corp.                              257
   3,500 First Union Corp.                           213
   2,400 State Street Corp.                          165
   4,000 Wells Fargo Co.                             145
                                                 -------
                                                     780
                                                 -------
 Beverages--2.1%
   2,000 Anheuser-Busch Companies, Inc.              121
   5,000 Coca-Cola (The) Co.                         350
  14,400 PepsiCo, Inc.                               557
   8,200 Starbucks Corp.*                            378
                                                 -------
                                                   1,406
                                                 -------
 Chemicals--0.3%
   3,700 Du Pont (E.I.) de Nemours & Co.             217
                                                 -------
 Commercial Services--0.9%
  12,000 Paychex, Inc.                               597
                                                 -------
 Communications--0.5%
   5,500 AT&T Corp.                                  342
                                                 -------
 Computers--3.5%
   8,925 Cisco Systems, Inc.*                        673
  11,600 Computer Sciences Corp.*                    663
   4,500 Dell Computer Corp.*                        274
   2,000 EMC Corp.*                                  145
   3,800 International Business Machines Corp.       627
                                                 -------
                                                   2,382
                                                 -------
 Cosmetics and Personal Care--1.5%
   7,000 Gillette Co.                                322
   7,800 Procter & Gamble Co.                        683
                                                 -------
                                                   1,005
                                                 -------
 Diversified Financial Services--4.5%
   2,100 American Express Co.                        210
  14,900 Fannie Mae                                1,084
  12,500 Freddie Mac                                 756
   6,000 MBNA Corp.                                  136
   1,200 Merrill Lynch & Co.                          90
   5,000 Price (T. Rowe) Associates                  179
  11,000 Schwab (Charles) Corp.                      620
                                                 -------
                                                   3,075
                                                 -------
 Electric--0.5%
   4,000 Cinergy Corp.                               138
   3,500 Duke Energy Corp.                           219
                                                 -------
                                                     357
                                                 -------
 Electrical Components and Equipment--0.7%
   7,500 Emerson Electric Co.                        488
                                                 -------
 Electronics--0.7%
   7,000 Solectron Corp.*                            463
                                                 -------


 Shares  Description                                     Value
---------------------------------------------------------------
 Food--0.3%
   3,000 Albertson's Inc.                               $   171
                                                        -------
 Health Care--3.2%
   6,000 Becton, Dickinson & Co.                            255
   1,000 Guidant Corp.                                       86
  28,725 Health Management Associates, Inc., Class A*       623
   6,200 Johnson & Johnson Co.                              504
  10,400 Medtronic, Inc.                                    703
                                                        -------
                                                          2,171
                                                        -------
 Housewares--0.6%
  10,000 Newell Co.                                         443
                                                        -------
 Insurance--2.3%
   3,200 Allstate Corp.                                     130
  10,650 American International Group, Inc.               1,001
   4,900 MBIA, Inc.                                         317
   2,000 Nationwide Financial Services                       96
                                                        -------
                                                          1,544
                                                        -------
 Leisure Time--0.7%
  13,000 Carnival Corp., Class A                            449
                                                        -------
 Media--1.0%
   4,900 Disney (Walt) Co.                                  158
   8,300 Fox Entertainment Group, Inc.*                     196
  30,200 Time Warner, Inc.                                  338
                                                        -------
                                                            692
                                                        -------
 Miscellaneous Manufacturing--2.1%
  12,400 General Electric Co.                             1,121
   5,000 Tyco International Ltd.                            329
                                                        -------
                                                          1,450
                                                        -------
 Office and Business Equipment--1.3%
  14,000 Pitney Bowes, Inc.                                 784
   1,200 Xerox Corp.                                        129
                                                        -------
                                                            913
                                                        -------
 Oil and Gas Producers--3.9%
   6,000 Chevron Corp.                                      502
  14,000 Conoco, Inc.*                                      332
  11,400 Exxon Corp.                                        856
   3,700 Mobil Corp.                                        319
  13,800 Royal Dutch Petroleum Co.                          649
                                                        -------
                                                          2,658
                                                        -------
 Oil and Gas Services--0.6%
   9,600 Schlumberger Ltd. ADR                              429
                                                        -------
 Pharmaceuticals--5.9%
   2,800 Bristol-Myers Squibb Co.                           343
   9,000 Cardinal Health, Inc.                              618
   6,000 Elan Corp. PLC ADR*                                409
   3,700 Eli Lilly & Co.                                    332
   4,900 Merck & Co., Inc.                                  759
   4,900 Pfizer, Inc.                                       547
   1,700 Schering-Plough Corp.                              181
  10,800 Warner-Lambert Co.                                 815
                                                        -------
                                                          4,004
                                                        -------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

  Shares/
 Principal
  Amount   Description                                                   Value
-------------------------------------------------------------------------------
 Retail--6.7%
  6,300    Dayton Hudson Corp.                                          $   284
  2,500    Gap, Inc.                                                        184
 19,300    Home Depot (The), Inc.                                           960
  4,100    Kohls Corp.*                                                     202
 21,050    Staples, Inc.*                                                   735
 19,000    Walgreen Co.                                                   1,020
 15,500    Wal-Mart Stores, Inc.                                          1,167
                                                                        -------
                                                                          4,552
                                                                        -------
 Semiconductors--1.4%
  5,900    Intel Corp.                                                      635
  2,500    Motorola, Inc.                                                   155
  1,800    Texas Instruments, Inc.                                          137
                                                                        -------
                                                                            927
                                                                        -------
 Software--1.9%
  9,500    Microsoft Corp.*                                               1,159
  4,000    Oracle Corp.*                                                    137
                                                                        -------
                                                                          1,296
                                                                        -------
 Telecommunication Equipment--1.5%
  6,000    Lucent Technologies, Inc.                                        516
  1,000    Nokia OYJ                                                         98
  8,000    Tellabs, Inc.*                                                   433
                                                                        -------
                                                                          1,047
                                                                        -------
 Telephone--2.4%
 10,200    Ameritech Corp.                                                  552
  5,400    Bell Atlantic Corp.                                              300
  2,000    Bellsouth Corp.                                                  175
  5,000    MCI WORLDCOM, Inc.*                                              295
  7,000    SBC Communications, Inc.                                         336
                                                                        -------
                                                                          1,658
                                                                        -------
 Textiles--0.5%
  6,400    Cintas Corp.                                                     352
                                                                        -------
 Tobacco--1.4%
 12,700    Phillip Morris Co., Inc.                                         710
  6,000    UST, Inc.                                                        209
                                                                        -------
                                                                            919
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (Cost $23,107)                                     $37,178
-------------------------------------------------------------------------------
 PREFERRED STOCK--1.4%
 Agency--1.4%
  1,000    Home Ownership Funding Corp.                                 $   974
-------------------------------------------------------------------------------
 TOTAL PREFERRED STOCK (Cost $1,000)                                    $   974
-------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES--4.4%
 Automotive--2.7%
           Chevy Chase Auto Receivables Trust, Series 1997-4, Class A
 $  686      6.25%Due 6/15/04                                           $   691

 Principal
  Amount   Description                                                  Value
------------------------------------------------------------------------------
           Olympic Automobile Receivable Trust, Series 1996-D, Class
           A-4
 $  600      6.05%Due 8/15/02                                          $   605
           Western Financial Grantor Trust, Series 1994-4, Class A-1
     25      7.10Due 1/11/00                                                25
           Series 1995-5, Class A-1
    182      5.875Due 3/1/02                                               183
           Western Financial Owner Trust, Series 1997-A, Class A-3
    307      6.50Due 9/20/01                                               311
                                                                       -------
                                                                         1,815
                                                                       -------
 Credit Card--1.5%
           Circuit City Credit Card Master Trust, Series 1994-2,
           Class A
  1,000      8.00Due 11/15/03                                            1,026
                                                                       -------
 Home Equity Loans--0.2%
           The Money Store Trust, Series 1997-1
    161      7.36Due 5/16/01                                               161
------------------------------------------------------------------------------
 TOTAL ASSET-BACKED SECURITIES (Cost $2,988)                           $ 3,002
------------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--2.4%
           Donaldson, Lufkin & Jenrette
           Mortgage Acceptance Corp.,
           Series 1994-Q8, Class 2-A1
 $  199      7.25%Due 5/25/24                                          $   202
           Financial Asset Securitization, Inc.,
           Series 1997-NAMC, Class FXA-3
    240      7.35Due 4/25/27                                               239
           First Union-Lehman Brothers-Bank of America Commercial
           Mortgage Trust, Series 1998-C2, Class A2
    510      6.56Due 5/15/07                                               527
           Mortgage Capital Funding, Inc. Commercial Mortgage Backed
           Security, Series 1998-MC1, Class A2
    605      7.00Due 1/18/08                                               636
------------------------------------------------------------------------------
 TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS (Cost $1,562)                                             $1,604
------------------------------------------------------------------------------
 CORPORATE AND FOREIGN GOVERNMENT BONDS--8.7%
 Financial--3.6%
           Lehman Brothers Holdings, Inc.
           Medium Term Note
 $  305      6.90%Due 1/29/01                                          $   310
           Lumbermens Mutual Casualty Co.
    460      9.15Due 7/1/26                                                542
     90      8.45Due 12/1/97                                                92
           Ford Motor Credit Co.
    800      6.00Due 1/14/03                                               812
           Salomon, Inc. Medium Term Note
    650      6.65Due 7/15/01                                               667
                                                                       -------
                                                                         2,423
                                                                       -------

See accompanying notes to financial statements.

The Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
Statements of Investments
November 30, 1998
(All amounts in thousands, except shares)

 Principal
  Amount   Description                                       Value
-------------------------------------------------------------------
                         Balanced Portfolio--Continued
 Industrial--1.2%
           Penney (J.C.), Inc.
 $  830      6.90%Due 8/15/26, putable 08/15/03             $   858
                                                            -------
 Sanitary Services--1.7%
           WMX Technologies, Inc.
    285      8.25Due 11/15/99                                   292
    800      7.10Due 8/1/26, putable 08/01/03                   849
                                                            -------
                                                              1,141
                                                            -------
 Sovereign--1.0%
           Quebec Province, Canada Medium Term Note
    600      7.22Due 7/22/36, putable 7/22/06 and 7/22/16       695
                                                            -------
 Utility--1.2%
           Tenaga Nasional Berhad
  1,000      7.20Due 4/29/07, putable 4/29/02                   825
-------------------------------------------------------------------
 TOTAL CORPORATE AND FOREIGN GOVERNMENT  BONDS (Cost
 $5,943)                                                    $ 5,942
-------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES--4.3%
 Fannie Mae REMIC Trust--2.5%
           Series 1991-37, Class G
 $   27      8.15%Due 8/25/05                               $    27
           Series 1996-M4, Class A
    190      7.75Due 3/17/17                                    195
           Series 92-200, Class E
    236      6.25Due 6/25/17                                    236
           Pool #440700
  1,313      6.00Due 11/1/28                                  1,296
                                                            -------
                                                              1,754
                                                            -------
 Freddie Mac REMIC Trust--1.8%
           Pool #G00767
    620      7.50Due 8/1/27                                     636
           Pool #C18079
    571      6.00Due 11/1/28                                    564
                                                            -------
                                                              1,200
-------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCIES (Cost $2,938)               $ 2,954
-------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--13.1%
 U.S. Treasury Notes--13.1%
 $  700      5.625%Due 10/31/99                             $   706
    500      7.75Due 1/31/00                                    517
  1,925      7.75Due 2/15/01                                  2,050
  1,470      6.625Due 7/31/01                                 1,542
  2,475      7.50Due 2/15/05                                  2,835
  1,300      3.625Due 1/15/08                                 1,306
-------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $8,849)                                             $ 8,956
-------------------------------------------------------------------

 Principal
  Amount   Description                  Value
----------------------------------------------
 FLOATING RATE BANK NOTES--1.9%
           Lloyds Bank PLC
 $  800      6.00%Due 12/15/98         $   661
           National Westminster Bank
    800      5.375Due 11/30/98             633
----------------------------------------------
 TOTAL FLOATING RATE BANK NOTES
  (Cost $1,417)                        $ 1,294
----------------------------------------------
 SHORT-TERM INVESTMENT--8.5%
           Societe Generale, Paris
 $5,828      5.375%Due 12/1/98         $ 5,828
----------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost
  $5,828)                              $ 5,828
----------------------------------------------
 TOTAL INVESTMENTS--99.3%
  (Cost $53,632)                       $67,732
----------------------------------------------
 Other assets, less liabilities--0.7%      448
----------------------------------------------
 NET ASSETS--100.0%                    $68,180
----------------------------------------------
----------------------------------------------

*Non-income producing security.

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1998
(All amounts in thousands, except shares)


 Shares  Description                              Value
--------------------------------------------------------
                          DIVERSIFIED GROWTH PORTFOLIO
 COMMON STOCKS--94.6%
 ADVERTISING--1.4%
  14,000 Interpublic Group of Cos., Inc.         $   963
  44,100 Snyder Communications, Inc.               1,567
                                                 -------
                                                   2,530
                                                 -------
 BANKING--2.4%
  23,000 Banc One Corp.                            1,180
   6,000 Fifth Third Bancorp                         398
  17,500 First Union Corp.                         1,063
   9,200 State Street Corp.                          631
  26,000 Wells Fargo & Co.                           936
                                                 -------
                                                   4,208
                                                 -------
 BEVERAGES--3.5%
  14,000 Anheuser-Busch Cos., Inc.                   849
  28,000 Coca-Cola (The) Co.                       1,962
  40,800 PepsiCo, Inc.                             1,578
  42,000 Starbucks Corp.*                          1,936
                                                 -------
                                                   6,325
                                                 -------
 CHEMICALS--0.6%
  18,000 du Pont (E.I.) de Nemours & Co.           1,058
                                                 -------
 COMMERCIAL SERVICES--2.0%
  33,400 Cintus Corp.                              1,837
  35,000 Paycheck, Inc.                            1,741
                                                 -------
                                                   3,578
                                                 -------
 COMPUTERS--5.9%
  41,175 Cisco Systems, Inc.*                      3,104
  44,800 Computer Sciences Corp.*                  2,559
  21,600 Dell Computer Corp.*                      1,314
  10,500 EMC Corp.                                   761
  17,500 International Business Machines Corp.     2,888
                                                 -------
                                                  10,626
                                                 -------
 CONSUMER PRODUCTS--2.5%
  64,000 Philip Morris Cos., Inc.                  3,580
  28,000 UST, Inc.                                   973
                                                 -------
                                                   4,553
                                                 -------
 COSMETICS AND PERSONAL CARE--2.2%
  26,000 Gillette Co.                              1,194
  31,500 Procter & Gamble Co.                      2,759
                                                 -------
                                                   3,953
                                                 -------
 DIVERSIFIED FINANCIAL SERVICES--7.3%
  12,600 American Express Co.                      1,261
  65,700 Fannie Mae                                4,779
  56,000 Freddie Mac                               3,388
  23,000 MBNA Corp.                                  522
   6,800 Merrill Lynch & Co.                         510
  18,000 Price (T. Rowe) Associates, Inc.            644
  34,000 Schwab (Charles) Corp.                    1,917
                                                 -------
                                                  13,021
                                                 -------
 ELECTRIC--1.0%
  22,000 Cinergy Corp.                               760
  17,000 Duke Energy Corp.                         1,064
                                                 -------
                                                   1,824
                                                 -------


 Shares  Description                                     Value
---------------------------------------------------------------
 ELECTRICAL COMPONENTS AND EQUIPMENT--0.9%
  25,000 Emerson Electric Co.                           $ 1,625
                                                        -------
 ELECTRONICS--0.8%
  22,000 Solectron Corp.*                                 1,456
                                                        -------
 HEALTH CARE--4.6%
  34,000 Becton Dickinson & Co.                           1,445
   5,500 Guidant Corp.                                      472
  87,800 Health Management Associates, Inc., Class A*     1,904
  30,000 Johnson & Johnson Co.                            2,438
  28,000 Medtronic, Inc.                                  1,895
                                                        -------
                                                          8,154
                                                        -------
 HOUSEWARES--0.9%
  36,700 Newell Co.                                       1,624
                                                        -------
 INSURANCE--4.2%
  20,000 Allstate Corp.                                     815
  48,775 American International Group, Inc.               4,584
  26,800 MBIA, Inc.                                       1,735
   8,000 Nationwide Financial Services, Class A             385
                                                        -------
                                                          7,519
                                                        -------
 LEISURE TIME--1.0%
  53,800 Carnival Corp., Class A                          1,856
                                                        -------
 MEDIA--2.2%
  38,000 Disney (The Walt) Co.                            1,223
  50,200 Fox Entertainment Group, Inc.*                   1,186
  15,000 Time Warner, Inc.                                1,586
                                                        -------
                                                          3,995
                                                        -------
 MISCELLANEOUS MANUFACTURING--3.9%
  61,500 General Electric Co.                             5,566
  21,800 Tyco International Ltd.                          1,435
                                                        -------
                                                          7,001
                                                        -------
 OFFICE AND BUSINESS EQUIPMENT--0.4%
   6,500 Xerox Corp.                                        699
                                                        -------
 OIL AND GAS PRODUCERS--10.5%
  32,000 Chevron Corp.                                    2,676
  72,000 Conoco, Inc.*                                    1,706
  60,800 Exxon Corp.                                      4,564
  54,700 Mobil Corp.                                      4,714
  63,800 Royal Dutch Petroleum Co. ADR                    2,999
  48,800 Schlumberger Ltd. ADR                            2,181
                                                        -------
                                                         18,840
                                                        -------
 PHARMACEUTICALS--10.0%
  19,000 Bristol-Myers Squibb Co.                         2,329
  27,000 Cardinal Health, Inc.                            1,853
  31,000 Elan Corp. PLC*                                  2,112
  24,000 Lilly (Eli) & Co.                                2,153
  24,400 Merck & Co., Inc.                                3,779
  27,000 Pfizer, Inc.                                     3,014
  11,800 Schering-Plough Corp.                            1,255
  18,000 Warner-Lambert Co.                               1,359
                                                        -------
                                                         17,854
                                                        -------

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
Statements of Investments
November 30, 1998
(All amounts in thousands, except shares)


 Shares  Description                  Value
-----------------------------------------------------------
                    Diversified Growth Portfolio--Continued
 Retail--9.9%
  14,000 Albertson's, Inc.           $    799
  34,000 Dayton-Hudson Corp.            1,530
  14,000 Gap (The), Inc.                1,030
  72,100 Home Depot (The), Inc.         3,587
  36,000 Kohl's Corp.*                  1,771
  53,775 Staples, Inc.*                 1,879
  48,000 Walgreen Co.                   2,577
  62,700 Wal-Mart Stores, Inc.          4,722
                                     --------
                                       17,895
                                     --------
 Semiconductors--2.7%
  32,800 Intel Corp.                    3,530
  11,000 Motorola, Inc.                   682
   7,500 Texas Instruments, Inc.          573
                                     --------
                                        4,785
                                     --------
 Software--3.6%
  47,000 Microsoft Corp.*               5,734
  19,000 Oracle Corp.*                    651
                                     --------
                                        6,385
                                     --------
 Telecommunication Equipment--2.6%
  30,000 Lucent Technologies, Inc.      2,582
   4,000 Nokia OYJ                        392
  30,000 Tellabs, Inc.*                 1,622
                                     --------
                                        4,596
                                     --------
 Telephone--7.6%
  48,000 Ameritech Corp.                2,598
  32,700 AT&T Corp.                     2,037
  28,600 Bell Atlantic Corp.            1,591
  34,000 BellSouth Corp.                2,967
  33,000 MCI WORLDCOM, Inc.*            1,947
  50,000 SBC Communications, Inc.       2,397
                                     --------
                                       13,537
-----------------------------------------------------------
 TOTAL COMMON STOCKS (Cost
  $101,757)                          $169,497
-----------------------------------------------------------

 Principal
  Amount   Description                                               Value
-----------------------------------------------------------------------------
 OTHER INVESTMENT--0.9%
 $14,000   Standard and Poor's 500 Depository Receipt Unit Trust,
           Series I                                                    1,626
-----------------------------------------------------------------------------
 TOTAL OTHER INVESTMENT
  (Cost $1,557)                                                     $  1,626
-----------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATION--0.2%
    $365   U.S. Treasury Bill #
           4.57% Due 1/28/99                                        $    362
-----------------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATION (Cost $361)                       $    362
-----------------------------------------------------------------------------
 SHORT-TERM INVESTMENT--4.3%
  $7,649   Societe Generale, Paris, France
           5.375% Due 12/1/98                                       $  7,649
-----------------------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $7,649)                                                     $  7,649
-----------------------------------------------------------------------------
 TOTAL INVESTMENTS--100.0%
  (Cost $111,324)                                                   $179,134
-----------------------------------------------------------------------------
 Liabilities, less other assets--0.0%                                    (65)
-----------------------------------------------------------------------------
 NET ASSETS--100.0%                                                 $179,069
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

 OPEN FUTURES CONTRACTS:
        Number
          of     Contract Contract  Contract  Unrealized
 Type  Contracts  Amount  Position Expiration    Gain
--------------------------------------------------------
 S&P
 500      24     $ 6,975    Long    12/18/98    $ 348
--------------------------------------------------------

*Non-income producing security.

#Security pledged to cover margin requirements for open futures contracts.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                          Value
-----------------------------------------------------
                             EQUITY INDEX PORTFOLIO
 COMMON STOCKS--98.9%
 ADVERTISING--0.2%
  18,900 Interpublic Group Cos., Inc.        $  1,299
  23,600 Omnicom Group, Inc.                    1,261
                                             --------
                                                2,560
                                             --------
 AEROSPACE AND DEFENSE--1.5%
  78,100 AlliedSignal, Inc.                     3,436
 140,600 Boeing (The) Co.                       5,712
  17,600 General Dynamics Corp.                 1,022
  10,300 Goodrich (B.F.) Co.                      391
  27,254 Lockheed Martin Corp.*                 2,828
   9,600 Northrop Grumman Corp.                   780
  47,100 Raytheon Co., Class B                  2,608
  31,700 United Technologies Corp.              3,398
                                             --------
                                               20,175
                                             --------
 AIRLINES--0.3%
  25,400 AMR Corp.*                             1,675
  21,100 Delta Air Lines, Inc.                  1,133
  46,675 Southwest Airlines Co.                 1,004
  13,100 U.S. Airways Group, Inc.*                681
                                             --------
                                                4,493
                                             --------
 APPAREL--0.2%
  10,000 Fruit of the Loom, Inc., Class A*        147
   9,200 Liz Clairborne, Inc.                     312
  40,000 Nike, Inc. Class B                     1,600
   7,900 Reebok International Ltd.*               126
   5,000 Russell Corp.                            119
  16,900 VF Corp.                                 829
                                             --------
                                                3,133
                                             --------
 AUTO MANUFACTURERS--1.2%
 168,600 Ford Motor Co.                         9,315
  91,000 General Motors Corp.                   6,370
   9,320 Navistar International Corp.*            241
  10,920 PACCAR, Inc.                             497
                                             --------
                                               16,423
                                             --------
 AUTO PARTS AND EQUIPMENT--0.3%
  10,800 Cooper Tire & Rubber Co.                 211
  22,984 Dana Corp.                               896
  24,875 Genuine Parts Co.                        819
  21,800 Goodyear Tire & Rubber (The) Co.       1,237
  17,000 TRW, Inc.                                936
                                             --------
                                                4,099
                                             --------
 BANKS--6.9%
 104,000 Bank of New York Co., Inc.             3,562
 162,942 Bank One Corp.                         8,361
 241,786 BankAmerica Corp.                     15,761
  40,900 BankBoston Corp.                       1,702
  13,400 Bankers Trust Corp.                    1,166
  39,800 BB&T Corp.                             1,470

 Shares  Description                            Value
-------------------------------------------------------
 119,192 Chase Manhattan Corp.                 $  7,561
  21,600 Comerica, Inc.                           1,393
  37,275 Fifth Third Bancorp                      2,474
 134,856 First Union Corp.                        8,192
  79,002 Fleet Financial Group, Inc.              3,293
  29,450 Huntington Bancshares, Inc.                872
  61,200 KeyCorp                                  1,878
  36,300 Mellon Bank Corp.                        2,285
  21,100 Mercantile Bancorp, Inc.                   930
  24,600 Morgan (J.P.) & Co., Inc.                2,629
  45,900 National City Corp.                      3,087
  42,000 PNC Bank Corp.                           2,166
  29,800 Regions Financial Corp.                  1,155
  15,000 Republic New York Corp.                    701
  22,500 State Street Corp.                       1,544
  24,200 Summit Bancorp                           1,012
  29,100 SunTrust Banks, Inc.                     2,032
  36,600 Synovus Financial Corp.                    807
 103,417 U.S. Bancorp                             3,807
  17,700 Union Planters Corp.                       843
  28,800 Wachovia Corp.                           2,515
 225,060 Wells Fargo & Co.*                       8,102
                                               --------
                                                 91,300
                                               --------
 BEVERAGES--3.0%
  67,100 Anheuser-Busch Cos., Inc.                4,068
   9,600 Brown-Forman Corp., Class B                698
 343,100 Coca-Cola (The) Co.                     24,038
  56,300 Coca-Cola Enterprises                    2,129
   5,100 Coors (Adolph) Co., Class B                254
 204,900 PepsiCo, Inc.                            7,927
                                               --------
                                                 39,114
                                               --------
 BIOTECHNOLOGY--0.6%
  35,300 Amgen, Inc.                              2,656
  83,600 Monsanto Co.                             3,788
  33,600 Pioneer Hi-Bred International, Inc.      1,006
                                               --------
                                                  7,450
                                               --------
 BUILDING MATERIALS--0.2%
   5,600 Armstrong World Industries, Inc.           373
  47,300 Masco Corp.                              1,366
   7,500 Owens Corning Corp.                        280
                                               --------
                                                  2,019
                                               --------
 CHEMICALS--1.5%
  32,200 Air Products & Chemicals, Inc.           1,228
  31,200 Dow Chemical Co.                         3,038
 157,500 Du Pont (E.I.) de Nemours & Co.          9,253
  11,075 Eastman Chemical Co.                       642
  20,087 Engelhard Corp.                            388
   8,200 Great Lakes Chemical Corp.                 327
  13,200 Hercules, Inc.                             434
  18,100 Morton International Inc.                  533
   9,200 Nalco Chemical Co.                         308
  22,000 Praxair, Inc.                              840

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
Statements of Investments
November 30, 1998
(All amounts in thousands, except shares)

 Shares  Description                                 Value
----------------------------------------------------------------
                       Equity Index Portfolio--Continued
  24,800 Rohm & Haas Co.                            $    866
  24,100 Sherwin-Williams Co.                            684
  14,000 Sigma-Aldrich Corp.                             450
  18,800 Union Carbide Corp.                             841
  10,600 W.R. Grace & Company*                           175
                                                    --------
                                                      20,007
                                                    --------
 Commercial Services--0.6%
  14,000 H & R Block, Inc.                               629
 119,411 Cendant Corp.*                                2,269
  11,200 Deluxe Corp.                                    389
  23,800 Dun & Bradstreet (The) Corp.                    718
  18,000 Ecolab, Inc.                                    557
  20,600 Equifax, Inc.                                   855
  22,700 Paychex, Inc.                                 1,129
  35,800 Service Corp. International                   1,338
                                                    --------
                                                       7,884
                                                    --------
 Computers--6.6%
  49,900 3Com Corp.*                                   1,931
  18,700 Apple Computer, Inc.*                           597
  30,000 Ascend Communications, Inc.*                  1,686
  22,900 Cabletron Systems, Inc.*                        321
  10,100 Ceridian Corp.*                                 657
 216,375 Cisco Systems, Inc.*                         16,309
 232,557 Compaq Computer Corp.                         7,558
  22,000 Computer Sciences Corp.*                      1,257
   6,900 Data General Corp.*                             125
 176,100 Dell Computer Corp.*                         10,709
  68,500 Electronic Data Systems Corp.                 2,671
  69,500 EMC Corp.*                                    5,039
  21,700 Gateway 2000, Inc.*                           1,218
 144,600 Hewlett-Packard Co.                           9,074
 129,800 International Business Machines Corp.        21,417
  33,800 Seagate Technology, Inc.*                       997
  26,300 Silicon Graphics, Inc.*                         322
  52,700 Sun Microsystems, Inc.*                       3,903
  35,400 Unisys Corp.*                                 1,009
                                                    --------
                                                      86,800
                                                    --------
 Cosmetics and Personal Care--2.5%
   7,700 Alberto-Culver Co., Class B                     197
  36,600 Avon Products, Inc.                           1,487
  41,100 Colgate-Palmolive Co.                         3,519
 156,200 Gillette Co.                                  7,175
  14,900 International Flavors & Fragrances, Inc.        624
  76,184 Kimberly-Clark Corp.                          4,009
 186,600 Procter & Gamble Co.                         16,351
                                                    --------
                                                      33,362
                                                    --------
 Diversified Financial Services--5.0%
  63,500 American Express Co.                          6,354
  48,207 Associates First Capital Corp., Class A       3,754
  15,800 Bear Stearns Cos., Inc.                         664
   9,200 Capital One Financial Corp.                   1,012

 Shares  Description                                  Value
-------------------------------------------------------------
 318,087 Citigroup, Inc.*                            $ 15,964
  15,500 Countrywide Credit Industries, Inc.              767
 144,300 Fannie Mae                                    10,498
  35,200 Franklin Resources, Inc.                       1,505
  94,400 Freddie Mac                                    5,711
  68,499 Household International, Inc.                  2,680
  16,500 Lehman Brothers Holdings, Inc.                   824
 104,630 MBNA Corp.                                     2,374
  48,500 Merrill Lynch & Co., Inc.                      3,637
  81,449 Morgan Stanley, Dean Witter & Co.              5,681
  13,200 Providian Financial Corp.                      1,212
  37,150 Schwab (Charles) Corp.                         2,094
  23,300 SLM Holding Corp.                              1,025
                                                     --------
                                                       65,756
                                                     --------
 Electric--2.5%
  24,500 AES Corp.*                                     1,121
  19,100 Ameren Corp.                                     787
  26,600 American Electric Power Co.                    1,234
  20,700 Baltimore Gas & Electric Co.                     635
  21,100 Carolina Power & Light Co.                       979
  29,600 Central & South West Corp.                       814
  22,010 Cinergy Corp.                                    761
  32,500 Consolidated Edison Co. of New York, Inc.      1,651
  27,300 Dominion Resources, Inc.                       1,261
  20,200 DTE Energy Co.                                   881
  50,243 Duke Energy Corp.                              3,143
  49,200 Edison International                           1,353
  34,300 Entergy Corp.                                  1,005
  33,000 FirstEnergy Corporation                        1,021
  25,200 FPL Group, Inc.                                1,544
  17,800 GPU, Inc.                                        780
  41,218 Houston Industries, Inc.                       1,304
  15,500 New Century Energies, Inc.                       745
  26,100 Niagara Mohawk Power Corp.*                      401
  21,100 Northern States Power Co.                        574
  41,400 PacifiCorp                                       776
  31,000 Peco Energy Co.                                1,244
  53,200 PG&E Corp.                                     1,646
  21,000 PP&L Resources, Inc.                             574
  32,300 Public Service Enterprise Group, Inc.          1,260
  97,100 Southern Co.                                   2,864
  38,912 Texas Utilities Co.                            1,734
  30,200 Unicom Corp.                                   1,138
                                                     --------
                                                       33,230
                                                     --------
 Electrical Components and Equipment--0.3%
  61,300 Emerson Electric Co.                           3,985
                                                     --------
 Electronics--0.4%
  30,456 AMP, Inc.                                      1,473
   6,400 EG&G, Inc.                                       179
  17,600 Honeywell, Inc.                                1,407
  11,800 Johnson Controls, Inc.                           683
   6,100 Millipore Corp.                                  172
  15,425 Parker Hannifin Corp.                            536
   6,800 Perkin-Elmer Corp.                               634

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                               Value
----------------------------------------------------------
   6,600 Tektronix, Inc.                          $    177
   7,900 Thomas & Betts Corp.                          342
                                                  --------
                                                     5,603
                                                  --------
 Engineering and Construction--0.0%
  11,000 Fluor Corp.                                   471
   5,700 Foster Wheeler Corp.                           98
                                                  --------
                                                       569
                                                  --------
 Entertainment--0.0%
  14,100 Harrah's Entertainment, Inc.*                 219
  25,000 Mirage Resorts, Inc.*                         372
                                                  --------
                                                       591
                                                  --------
 Environmental Control--0.3%
  24,200 Browning-Ferris Industries, Inc.              714
  79,585 Waste Management, Inc.                      3,412
                                                  --------
                                                     4,126
                                                  --------
 Food--2.8%
  34,200 Albertson's, Inc.                           1,952
  38,200 American Stores Co.                         1,282
  83,370 Archer-Daniels-Midland Co.                  1,532
  40,000 Bestfoods                                   2,325
  62,500 Campbell Soup Co.                           3,570
  67,900 ConAgra, Inc.                               2,135
  21,500 General Mills, Inc.                         1,623
   5,300 Great Atlantic & Pacific Tea Co., Inc.        145
  50,400 Heinz (H.J.) Co.                            2,939
  19,900 Hershey Foods Corp.                         1,338
  56,600 Kellogg Co.                                 2,073
  35,700 Kroger Co.*                                 1,894
  19,900 Quaker Oats Co.                             1,166
  43,400 Ralston-Ralston Purina Group                1,511
  67,700 Safeway, Inc.*                              3,575
  65,000 Sara Lee Corp.                              3,794
  16,800 Supervalu, Inc.                               434
  47,000 Sysco Corp.                                 1,266
  20,700 Winn-Dixie Stores, Inc.                       834
  16,200 Wrigley (W.M.) Jr. Co.                      1,428
                                                  --------
                                                    36,816
                                                  --------
 Forest Products and Paper--0.7%
   7,800 Boise Cascade Corp.                           247
  13,300 Champion International Corp.                  553
  30,700 Fort James Corp.                            1,201
  13,000 Georgia-Pacific Corp.                         738
  42,735 International Paper Co.                     1,856
  15,300 Louisiana-Pacific Corp.                       260
  14,400 Mead Corp.                                    437
   4,000 Potlatch Corp.                                151
     396 Smurfit-Stone Container Corp.                   6
   7,700 Temple-Inland, Inc.                           413
   9,600 Union Camp Corp.                              621
  14,050 Westvaco Corp.                                395
  27,700 Weyerhaeuser Co.                            1,388
  15,500 Willamette Industries, Inc.                   542
                                                  --------
                                                     8,808
                                                  --------

 Shares  Description                          Value
-----------------------------------------------------
 Gas--0.1%
   3,100 Eastern Enterprises                 $    126
   6,600 NICOR, Inc.                              278
   4,400 ONEOK, Inc.                              153
   4,900 Peoples Energy Corp.                     185
  33,493 Sempra Energy*                           839
                                             --------
                                                1,581
                                             --------
 Hand and Machine Tools--0.2%
  12,900 Black & Decker Corp.                     699
  13,600 Grainger (W.W.), Inc.                    575
   5,500 Milacron, Inc.                           111
   8,200 Snap-On, Inc.                            279
  12,400 Stanley Works (The)                      379
                                             --------
                                                2,043
                                             --------
 Health Care--2.7%
   9,100 Allergan, Inc.                           554
   7,800 Bard (C.R.), Inc.                        357
   7,800 Bausch & Lomb, Inc.                      433
  39,700 Baxter International, Inc.             2,523
  34,400 Becton, Dickinson & Co.                1,462
  15,600 Biomet, Inc.                             597
  27,200 Boston Scientific Corp.*               1,346
  89,795 Columbia/HCA Healthcare Corp.          2,211
  21,000 Guidant Corp.                          1,802
  58,800 HEALTHSOUTH Corp.*                       790
  23,200 Humana, Inc.*                            460
 187,100 Johnson & Johnson                     15,202
  10,200 Mallinckrodt, Inc.                       330
  15,050 Manor Care, Inc.*                        478
  65,300 Medtronic, Inc.                        4,420
  11,700 St. Jude Medical, Inc.*                  340
  42,900 Tenet Healthcare Corp.*                1,268
  27,200 United Healthcare Corp.                1,227
                                             --------
                                               35,800
                                             --------
 Holding Companies--Diversified--0.1%
  48,200 Seagram (The) Co. Ltd.                 1,654
                                             --------
 Home Builders--0.1%
   8,300 Centex Corp.                             296
   4,800 Fleetwood Enterprises Inc.               162
   5,500 Kaufman & Broad Home Corp.               139
   6,000 Pulte Corp.                              153
                                             --------
                                                  750
                                             --------
 Home Furnishings--0.1%
  12,700 Maytag Corp.                             687
  10,600 Whirlpool Corp.                          594
                                             --------
                                                1,281
                                             --------
 Household Products and Wares--0.9%
   9,800 American Greetings Corp., Class A        415
  16,300 Avery-Dennison Corp.                     781
  14,500 Clorox Co.                             1,610
  24,000 Fortune Brands, Inc.                     818
   5,100 Jostens, Inc.                            120

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
Statements of Investments
November 30, 1998
(All amounts in thousands, except shares)

 Shares  Description                                Value
---------------------------------------------------------------
                       Equity Index Portfolio--Continued
  12,300 Moore Corp. Ltd.                          $    135
  20,900 Rubbermaid, Inc.                               691
   8,000 Tupperware Corp.                               140
  89,100 Unilever N.V., New York Shares               6,889
                                                   --------
                                                     11,599
                                                   --------
 Housewares--0.1%
  22,600 Newell Co.                                   1,000
                                                   --------
 Insurance--3.9%
  20,057 Aetna, Inc.                                  1,551
 115,330 Allstate Corp.                               4,700
  35,170 American General Corp.                       2,477
 146,068 American International Group, Inc.          13,730
  23,500 AON Corp.                                    1,354
  23,000 Chubb (The) Corp.                            1,611
  29,500 CIGNA Corp.                                  2,295
  23,300 Cincinnati Financial Corp.                     910
  43,463 Conseco, Inc.                                1,440
  10,500 General Re Corp.                             2,452
  32,500 Hartford Financial Services Group, Inc.      1,794
  14,737 Jefferson-Pilot Corp.                        1,006
  14,000 Lincoln National Corp.                       1,172
  16,000 Loews Corp.                                  1,600
  35,550 Marsh & McLennan Cos., Inc.                  2,069
  13,800 MBIA, Inc.                                     894
  15,800 MGIC Investment Corp.                          694
  10,100 Progressive Corp.                            1,499
  18,800 Provident Companies, Inc.                      723
  19,600 SAFECO Corp.                                   842
  32,844 St. Paul Cos., Inc.                          1,158
  28,800 SunAmerica, Inc.                             2,282
  19,500 Torchmark Corp.                                741
   8,700 Transamerica Corp.                             924
  19,200 UNUM Corp.                                   1,034
                                                   --------
                                                     50,952
                                                   --------
 Iron and Steel--0.1%
  27,427 Allegheny Teledyne, Inc.                       564
     500 Armco, Inc.                                      2
  18,000 Bethlehem Steel Corp.*                         149
  12,300 Nucor Corp.                                    517
  12,300 USX-U.S. Steel Group, Inc.                     301
                                                   --------
                                                      1,533
                                                   --------
 Leisure Time--0.0%
  13,800 Brunswick Corp.                                304
                                                   --------
 Lodging--0.1%
  36,300 Hilton Hotels Corp.                            790
  34,800 Marriott International, Inc.                 1,022
                                                   --------
                                                      1,812
                                                   --------
 Machinery--Construction and Mining--0.2%
  10,400 Case Corp.                                     252
  50,800 Caterpillar, Inc.                            2,511
   6,600 Harnischfeger Industries, Inc.                  66
                                                   --------
                                                      2,829
                                                   --------

 Shares  Description                                      Value
-----------------------------------------------------------------
 Machinery--Diversified--0.3%
   3,400 Briggs & Stratton Corp.                         $    171
   5,400 Cummins Engine Co., Inc.                             200
  34,100 Deere & Co.                                        1,191
  31,000 Dover Corp.                                        1,104
  22,950 Ingersoll-Rand Co.                                 1,074
   8,200 McDermott International, Inc.                        220
   1,100 NACCO Industries, Inc., Class A                       96
  23,100 Thermo Electron Corp.*                               390
                                                         --------
                                                            4,446
                                                         --------
 Media--3.3%
  99,600 CBS Corp.*                                         2,969
  34,600 Clear Channel Communications, Inc.*                1,618
  51,400 Comcast Corp., Class A                             2,499
 285,100 Disney (The Walt) Co.                              9,177
  19,400 Donnelley (R.R.) & Sons Co.                          823
  13,000 Dow Jones & Co., Inc.                                622
  39,600 Gannett Co., Inc.                                  2,557
  10,200 King World Productions, Inc.*                        278
  11,000 Knight-Ridder, Inc.                                  566
  13,800 McGraw-Hill Cos., Inc.                             1,235
  84,800 MediaOne Group, Inc.*                              3,434
   7,300 Meredith Corp.                                       283
  26,400 New York Times Co., Class A                          820
  72,800 Tele-Communications, Inc., Class A                 3,076
  83,400 Time Warner, Inc.                                  8,820
  12,100 Times Mirror Co., Class A                            709
  17,000 Tribune Co.                                        1,090
  49,800 Viacom, Inc., Class B*                             3,315
                                                         --------
                                                           43,891
                                                         --------
 Metal Fabricate and Hardware--0.0%
   8,700 Timken (The) Co.                                     167
  13,475 Worthington Industries, Inc.                         164
                                                         --------
                                                              331
                                                         --------
 Metals--Diversified--0.4%
  31,700 Alcan Aluminium Ltd.                                 844
  26,000 Aluminum Co. of America                            1,927
   5,500 ASARCO, Inc.                                         107
  25,000 Freeport-McMoRan Copper & Gold, Inc., Class B        327
  23,100 Inco Ltd.                                            267
   8,200 Phelps Dodge Corp.                                   465
  34,800 Placer Dome, Inc.                                    507
  10,000 Reynolds Metals Co.                                  549
                                                         --------
                                                            4,993
                                                         --------
 Mining--0.2%
  51,900 Barrick Gold Corp.                                 1,038
  32,000 Battle Mountain Gold Co.                             150
  13,050 Cyprus Amax Minerals Co.                             148
  29,400 Homestake Mining Co.                                 316
  23,297 Newmont Mining Corp.                                 463
                                                         --------
                                                            2,115
                                                         --------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                             Value
--------------------------------------------------------
 Miscellaneous Manufacturing--5.1%
   3,900 Aeroquip-Vickers, Inc.                 $    142
  16,200 Cooper Industries, Inc.                     796
  32,300 Corning, Inc.                             1,296
   9,600 Crane Co.                                   310
  18,600 Danaher Corp.                               849
  44,900 Eastman Kodak Co.                         3,258
   9,900 Eaton Corp.                                 676
   4,800 FMC Corp.*                                  279
 452,700 General Electric Co.                     40,969
  34,800 Illinois Tool Works, Inc.                 2,212
  16,500 ITT Industries, Inc.                        594
  56,200 Minnesota Mining & Manufacturing Co.      4,514
   5,800 National Service Industries, Inc.           224
  17,266 Pall Corp.                                  401
   6,100 Polaroid Corp.                              130
  24,600 PPG Industries, Inc.                      1,505
  11,700 Raychem Corp.                               399
  23,600 Tenneco, Inc.                               841
  22,800 Textron, Inc.                             1,771
  89,644 Tyco International Ltd.                   5,900
                                                --------
                                                  67,066
                                                --------
 Office and Business Equipment--0.6%
  11,100 Harris Corp.                                421
  38,200 Pitney Bowes, Inc.                        2,139
  45,700 Xerox Corp.                               4,913
                                                --------
                                                   7,473
                                                --------
 Oil and Gas Producers--6.2%
  12,700 Amerada Hess Corp.                          705
 132,800 Amoco Corp.                               7,827
  16,700 Anadarko Petroleum Corp.                    471
  13,700 Apache Corp.                                315
  10,600 Ashland, Inc.                               515
  44,700 Atlantic Richfield Co.                    2,973
  24,652 Burlington Resources, Inc.                  878
  91,100 Chevron Corp.                             7,618
  29,600 Coastal Corp.                             1,032
 339,300 Exxon Corp.                              25,469
   7,000 Helmerich & Payne, Inc.                     121
   6,600 Kerr-McGee Corp.                            261
 108,800 Mobil Corp.                               9,377
  49,100 Occidental Petroleum Corp.                  994
  14,800 Oryx Energy Co.*                            204
   6,600 Pennzoil Co.                                245
  36,000 Phillips Petroleum Co.                    1,512
  11,900 Rowan Cos., Inc.*                           117
 298,400 Royal Dutch Petroleum Co.                14,025
  13,000 Sunoco, Inc.                                440
  74,600 Texaco, Inc.                              4,294
  34,976 Union Pacific Resources Group, Inc.         391
  33,600 Unocal Corp.                              1,138
  42,800 USX-Marathon Group, Inc.                  1,214
                                                --------
                                                  82,136
                                                --------

 Shares  Description                           Value
------------------------------------------------------
 Oil and Gas Services--0.5%
  44,240 Baker Hughes, Inc.                   $    810
  61,100 Halliburton Co.                         1,795
  75,700 Schlumberger Ltd.                       3,383
                                              --------
                                                 5,988
                                              --------
 Packaging and Containers--0.2%
   4,200 Ball Corp.                                180
   7,400 Bemis Co.                                 280
  17,300 Crown Cork & Seal Co., Inc.               584
  21,600 Owens-Illinois, Inc.*                     694
  11,606 Sealed Air Corp.*                         512
                                              --------
                                                 2,250
                                              --------
 Pharmaceuticals--9.3%
 214,300 Abbott Laboratories                    10,286
  12,000 ALZA Corp.*                               627
 183,100 American Home Products Corp.            9,750
 138,400 Bristol-Myers Squibb Co.               16,963
  27,850 Cardinal Health, Inc.                   1,911
 153,196 Lilly (Eli) & Co.                      13,740
 165,700 Merck & Co., Inc.                      25,663
 181,800 Pfizer, Inc.                           20,293
  70,720 Pharmacia & Upjohn, Inc.                3,682
 102,100 Schering-Plough Corp.                  10,861
 114,200 Warner-Lambert Co.                      8,622
                                              --------
                                               122,398
                                              --------
 Pipelines--0.5%
  11,600 Columbia Energy Group                     658
  13,300 Consolidated Natural Gas Co.              722
  45,800 Enron Corp.                             2,407
  15,300 Sonat, Inc.                               454
  59,100 Williams (The) Cos., Inc.               1,703
                                              --------
                                                 5,944
                                              --------
 Retail--6.1%
  21,300 Autozone, Inc.*                           642
  13,900 Circuit City Stores, Inc.                 503
  15,200 Consolidated Stores Corp.*                327
  30,103 Costco Cos., Inc.*                      1,889
  54,200 CVS Corp.                               2,676
  19,400 Darden Restaurants, Inc.                  307
  61,100 Dayton-Hudson Corp.                     2,750
  15,400 Dillards, Inc., Class A                   529
  25,700 Dollar General                            612
  29,300 Federated Department Stores, Inc.*      1,221
  21,400 Fred Meyer, Inc.*                       1,089
  54,700 Gap (The), Inc.                         4,024
   9,900 Harcourt General, Inc.                    512
 204,500 Home Depot (The), Inc.                 10,174
  18,900 IKON Office Solutions, Inc.               184
  68,500 KMart Corp.*                            1,045
  22,000 Kohl's Corp.*                           1,082
  31,700 Limited (The), Inc.                       917
   5,400 Longs Drug Stores, Inc.                   192
  48,900 Lowe's Cos., Inc.                       2,066

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
Statements of Investments
November 30, 1998
(All amounts in thousands, except shares)

 Shares  Description                                Value
-----------------------------------------------------------
                       Equity Index Portfolio--Continued
  32,100 MAY Department Stores Co.                 $  1,936
  95,300 McDonald's Corp.                             6,677
  20,700 Nordstrom, Inc.                                771
  35,200 Penney (J.C.) Co., Inc.                      1,936
   8,900 Pep Boys-Manny, Moe & Jack                     126
  36,000 Rite Aid Corp.                               1,670
  54,600 Sears, Roebuck & Co.                         2,590
  40,000 Staples, Inc.*                               1,398
  14,000 Tandy Corp.                                    631
  44,100 TJX Cos., Inc.                               1,130
  36,400 Toys "R" Us, Inc.*                             719
  21,230 Tricon Global Restaurants*                     967
  18,800 Venator Group, Inc*                            148
  69,200 Walgreen Co.                                 3,715
 311,100 Wal-Mart Stores, Inc.                       23,430
  17,700 Wendy's International, Inc.                    354
                                                   --------
                                                     80,939
                                                   --------
 Savings and Loans--0.3%
   8,000 Golden West Financial Corp.                    758
  82,461 Washington Mutual, Inc.                      3,195
                                                   --------
                                                      3,953
                                                   --------
 Semiconductors--3.1%
  20,000 Advanced Micro Devices, Inc.*                  554
  51,000 Applied Materials, Inc.*                     1,976
 233,800 Intel Corp.                                 25,163
  12,100 KLA-Tencor Corp.*                              412
  19,600 LSI Logic Corp.*                               304
  29,600 Micron Technology, Inc.*                     1,223
  83,200 Motorola, Inc.                               5,158
  22,900 National Semiconductor Corp.*                  329
  26,600 Rockwell International Corp.                 1,302
  54,300 Texas Instruments, Inc.                      4,147
                                                   --------
                                                     40,568
                                                   --------
 Software--4.7%
   9,400 Adobe Systems, Inc.                            421
   6,500 Autodesk, Inc.                                 236
  41,900 Automatic Data Processing, Inc.              3,226
  28,700 BMC Software, Inc.*                          1,465
  78,125 Computer Associates International, Inc.      3,457
  62,200 First Data Corp.                             1,660
  60,000 HBO & Co.                                    1,496
  23,100 IMS Health, Inc.                             1,533
 342,900 Microsoft Corp.*                            41,834
  49,200 Novell, Inc.*                                  815
 135,400 Oracle Corp.*                                4,637
  37,900 Parametric Technology Corp.*                   644
  32,100 Peoplesoft, Inc.*                              660
   3,700 Shared Medical Systems Corp.                   194
                                                   --------
                                                     62,278
                                                   --------

 Shares   Description                           Value
-------------------------------------------------------
 Telecommunication Equipment--1.7%
  12,030  Andrew Corp.*                        $    192
  21,000  General Instrument Corp.*                 591
 182,928  Lucent Technologies, Inc.              15,743
  90,760  Northern Telecom Ltd.                   4,237
  10,400  Scientific-Atlanta, Inc.                  202
  27,000  Tellabs, Inc.*                          1,460
                                               --------
                                                 22,425
                                               --------
 Telecommunications--0.6%
  79,800  AirTouch Communications, Inc.*          4,564
  23,900  Frontier Corp.                            720
  39,800  Nextel Communications, Inc., Class A      856
  57,450  Sprint Corp. (PCS Group)*                 919
                                               --------
                                                  7,059
                                               --------
 Telephone--7.2%
  38,100  Alltel Corp.                            2,019
 153,400  Ameritech Corp.                         8,303
 251,300  AT&T Corp.                             15,659
 216,160  Bell Atlantic Corp.                    12,024
 136,900  Bellsouth Corporation                  11,945
 134,100  GTE Corp.                               8,314
 247,170  MCI WORLDCOM, Inc.*                    14,583
 272,312  SBC Communications, Inc.               13,054
  59,800  Sprint Corp. (FON Group)                4,350
  69,832  U.S. West, Inc.                         4,347
                                               --------
                                                 94,598
                                               --------
 Textiles--0.0%
   2,600  Springs Industries, Inc.                  101
                                               --------
 Tobacco--1.6%
 338,400  Philip Morris Companies, Inc.          18,929
  45,200  RJR Nabisco Holdings Corp.              1,302
  25,800  UST, Inc.                                 897
                                               --------
                                                 21,128
                                               --------
 Toys, Games and Hobbies--0.2%
  18,275  Hasbro, Inc.                              641
  40,745  Mattel, Inc.                            1,408
                                               --------
                                                  2,049
                                               --------
 Transportation--0.6%
  65,795  Burlington Northern Santa Fe Corp.      2,237
  30,400  CSX Corp.                               1,267
  20,560  FDX Corp.*                              1,334
  45,900  Laidlaw, Inc.                             456
  52,700  Norfolk Southern Corp.                  1,601
  34,400  Union Pacific Corp.                     1,673
                                               --------
                                                  8,568
                                               --------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

  Shares/
 Principal
  Amount   Description                 Value
----------------------------------------------------------------
 Trucking and Leasing--0.0%
  10,200   Ryder System, Inc.        $      291
----------------------------------------------------------------
 TOTAL COMMON STOCKS
  (Cost $856,202)                    $1,304,429
----------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATION--0.1%
           U.S. Treasury Bill #
 $ 1,710   4.37% Due 01/07/99         $   1,691
----------------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATION
  (Cost $1,691)                      $    1,691
----------------------------------------------------------------
 SHORT-TERM INVESTMENT--4.6%
           Societe Generale, Paris
 $60,575   5.375%, 12/01/98          $   60,575
----------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $60,575)                     $   60,575
----------------------------------------------------------------
 TOTAL INVESTMENTS--103.6%
  (Cost $918,468)                    $1,366,695
----------------------------------------------------------------
 Liabilities, less other assets--
  (3.6)%                                (47,889)
----------------------------------------------------------------
 NET ASSETS--100.0%                  $1,318,806
----------------------------------------------------------------
----------------------------------------------------------------

OPEN FUTURES CONTRACTS:

           Number of     Contract     Contract        Contract        Unrealized
 Type      Contracts      Amount      Position       Expiration          Gain
--------------------------------------------------------------------------------
S&P 500       47         $13,397        Long       December, 1998        $262
--------------------------------------------------------------------------------

*Non-income producing security.

#Securities pledged to cover margin requirements for open futures contracts.

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
Statements of Investments
November 30, 1998
(All amounts in thousands, except shares)

 Shares  Description                              Value
---------------------------------------------------------
                            Focused Growth Portfolio
 COMMON STOCKS--99.8%
 Advertising--1.0%
  40,400 Snyder Communications, Inc.             $  1,437
                                                 --------
 Airlines--0.4%
  25,000 Southwest Airlines Co.                       538
                                                 --------
 Banks--2.3%
  29,200 State Street Corp.                         2,004
  31,650 Wells Fargo Co.                            1,139
                                                 --------
                                                    3,143
                                                 --------
 Beverages--3.2%
   9,750 Anheuser-Busch Cos., Inc.                    591
  24,350 Coca-Cola (The) Co.                        1,706
  19,100 PepsiCo, Inc.                                739
  26,800 Starbucks Corp.*                           1,236
                                                 --------
                                                    4,272
                                                 --------
 Biotechnology--0.6%
  12,200 Genentech, Inc.*                             855
                                                 --------
 Commercial Services--3.5%
  10,000 Ceridian Corp.                               650
  29,200 Cintas Corp.                               1,606
  14,600 H & R Block, Inc.                            656
  35,000 Paychex, Inc.                              1,741
                                                 --------
                                                    4,653
                                                 --------
 Computers--5.7%
  35,050 Cisco Systems, Inc.*                       2,642
  29,200 Computer Sciences Corp.*                   1,668
  12,200 Dell Computer Corp.*                         742
   9,750 EMC Corp.                                    707
   8,750 International Business Machines Corp.      1,444
  10,000 Synopsys, Inc.*                              474
                                                 --------
                                                    7,677
                                                 --------
 Consumer Products--2.3%
  36,900 Philip Morris Cos., Inc.                   2,065
  29,200 UST, Inc.                                  1,015
                                                 --------
                                                    3,080
                                                 --------
 Cosmetics and Personal Care--1.1%
  17,550 Procter & Gamble Co.                       1,538
                                                 --------
 Diversified Financial Services--8.8%
   9,750 Capital One Financial Corp.                1,072
  36,250 Fannie Mae                                 2,637
  34,750 Freddie Mac                                2,102
  80,350 MBNA Corp.                                 1,823
  24,350 Merrill Lynch & Co.                        1,826
  40,000 Schwab (Charles) Corp.                     2,255
                                                 --------
                                                   11,715
                                                 --------
 Electrical Components and Equipment--0.5%
  20,000 Molex, Inc.                                  721
                                                 --------

 Shares  Description                                    Value
---------------------------------------------------------------
 Electronics--1.3%
  10,000 Honeywell, Inc.                               $    799
  14,600 Solectron Corp.*                                   966
                                                       --------
                                                          1,765
                                                       --------
 Health Care--5.8%
  30,200 Becton, Dickinson & Co.                          1,284
  18,100 Guidant Corp.                                    1,553
  97,400 Health Management Associates, Inc., Class A      2,112
   9,750 Johnson & Johnson                                  792
  30,200 Medtronic, Inc.                                  2,044
                                                       --------
                                                          7,785
                                                       --------
 Housewares--1.3%
  38,950 Newell Co.                                       1,724
                                                       --------
 Insurance--4.3%
  29,200 American International Group, Inc.               2,745
  22,700 MBIA, Inc.                                       1,470
  10,250 Progressive Corp.                                1,521
                                                       --------
                                                          5,736
                                                       --------
 Leisure Time--1.0%
  38,950 Carnival Corp., Class A                          1,344
                                                       --------
 Media--3.8%
  12,200 Clear Channel Communications, Inc.*                570
  20,000 Disney (The Walt) Co.                              644
  53,200 Fox Entertainment Group, Inc.*                   1,257
  29,200 MediaOne Group, Inc.*                            1,183
  13,150 Time Warner, Inc.                                1,391
                                                       --------
                                                          5,045
                                                       --------
 Miscellaneous Manufacturing--4.4%
  48,700 General Electric Co.                             4,407
  22,400 Tyco International Ltd.                          1,474
                                                       --------
                                                          5,881
                                                       --------
 Office and Business Equipment--1.3%
  11,700 Pitney Bowes, Inc.                                 655
   9,750 Xerox Corp.                                      1,048
                                                       --------
                                                          1,703
                                                       --------
 Oil and Gas Producers--4.7%
  43,850 Conoco, Inc.*                                    1,039
  36,550 Exxon Corp.                                      2,744
  29,200 Mobil Corp.                                      2,517
                                                       --------
                                                          6,300
                                                       --------
 Oil and Gas Services--0.4%
  12,800 Schlumberger Ltd.                                  572
                                                       --------
 Pharmaceuticals--11.6%
  29,250 Cardinal Health, Inc.                            2,007
  34,350 Elan Corp. PLC ADR*                              2,340
  24,350 Lilly (Eli) & Co.                                2,184
  16,550 Merck & Co., Inc.                                2,563
  24,350 Omnicare, Inc.                                     697
  14,100 Pfizer, Inc.                                     1,574
  22,900 Schering-Plough Corp.                            2,436
  21,900 Warner-Lambert Co.                               1,653
                                                       --------
                                                         15,454
                                                       --------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

  Shares/
 Principal
  Amount   Description                            Value
----------------------------------------------------------
                     Focused Growth Portfolio -- Continued
 Pipelines--1.2%
  31,650   Enron Corp.                           $  1,664
                                                 --------
 Retail--11.7%
  16,550   Albertson's, Inc.                          944
  24,350   Dayton-Hudson Corp.                      1,096
  65,000   Home Depot (The), Inc.                   3,234
  43,850   Kohl's Corp.*                            2,157
  75,000   Staples, Inc.*                           2,620
  29,200   Walgreen Co.                             1,568
  53,550   Wal-Mart Stores, Inc.                    4,033
                                                 --------
                                                   15,652
                                                 --------
 Semiconductors--2.4%
  14,600   Intel Corp.                              1,571
  12,650   Linear Technology Corp.                    886
  12,500   Motorola, Inc.                             775
                                                 --------
                                                    3,232
                                                 --------
 Software--6.6%
   9,700   America Online, Inc.*                      849
  19,500   BMC Software*                              996
  14,600   Fiserv, Inc.*                              645
  33,100   Microsoft Corp.*                         4,038
  34,100   Oracle Corp.*                            1,168
  29,200   Sterling Commerce, Inc.*                 1,059
                                                 --------
                                                    8,755
                                                 --------
 Telecommunication Equipment--2.4%
  19,500   Lucent Technologies, Inc.                1,678
  25,000   Newbridge Networks Corp.*                  731
  13,400   Tellabs, Inc.*                             724
                                                 --------
                                                    3,133
                                                 --------
 Telecommunications--1.7%
  19,500   Qwest Communications International*        780
   9,750   Vodafone Group PLC ADR                   1,440
                                                 --------
                                                    2,220
                                                 --------
 Telephone--4.5%
  34,100   Ameritech Corp.                          1,846
  23,400   Bellsouth Corp.                          2,042
  35,000   MCI WORLDCOM, Inc.*                      2,065
                                                 --------
                                                    5,953
----------------------------------------------------------
 TOTAL COMMON STOCKS (Cost $91,612)              $133,547
----------------------------------------------------------
 SHORT-TERM INVESTMENT--0.2%
           Societe Generale, Paris, France
    $278   5.375%Due 12/1/98                     $    278
----------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost $278)         $    278
----------------------------------------------------------
 TOTAL INVESTMENTS--100.0%
  (Cost $91,890)                                 $133,825
----------------------------------------------------------
 Other assets, less liabilities--0.0%                  53
----------------------------------------------------------
 NET ASSETS--100.0%                              $133,878
----------------------------------------------------------
----------------------------------------------------------

*Non-income producing security.

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1998
(All amounts in thousands, except shares)

 Shares Description                            Value
----------------------------------------------------------
                      INTERNATIONAL EQUITY INDEX PORTFOLIO
 COMMON STOCKS--96.7%
 AUSTRALIA--2.2%
    600 Aberfoyle Ltd.                        $     1
  4,400 Amcor Ltd.                                 19
  1,800 Ashton Mining Ltd.                          1
  2,282 Australian Gas Light Co. Ltd.              17
  5,100 Australian National Industries Ltd.         3
  7,999 Boral Ltd.                                 12
  1,600 Brambles Industries Ltd.                   39
 14,420 Broken Hill Proprietary Co. Ltd.          115
  3,500 Burns Philp & Co. Ltd.                      0
  5,872 Coca-Cola Amatil Ltd.                      20
  8,052 Coles Myer Ltd.                            42
  6,400 Crown Ltd.*                                 2
  7,200 CSR Ltd.                                   17
  2,600 David Jones Ltd.                            3
  1,300 Delta Gold NL                               2
  2,001 Email Ltd.                                  3
  1,022 Faulding (F.H.) & Co. Ltd.                  5
 11,900 Foster's Brewing Group Ltd.                31
  3,209 Futuris Corp. Ltd.                          4
  9,134 General Property Trust Units               18
  4,416 Gio Australia Holdings Ltd.                14
  8,917 Goodman Fielder Ltd.                       10
  1,911 Great Central Mines Ltd.                    1
  2,800 Hardie (James) Industries Ltd.              5
    408 Homestake Mining Co.                        5
  1,700 Leighton Holdings Ltd.                      7
  1,750 Lend Lease Corp. Ltd.                      43
 11,497 M.I.M. Holdings Ltd.                        6
  1,200 Metal Manufactures Ltd.                     2
  9,900 National Australia Bank                   148
  1,600 Newcrest Mining Ltd.                        2
 13,646 News Corp. Ltd.                            96
 11,570 Normandy Mining Ltd.                       11
  5,230 North Ltd.                                 10
  1,885 Orica Ltd.                                 10
  7,100 Pacific Dunlop Ltd.                        13
  6,200 Pioneer International Ltd.                 13
  2,698 QBE Insurance Group Ltd.                   12
  4,315 QCT Resources Ltd.                          3
  1,400 Resolute Ltd.                               1
  1,400 RGC Ltd.                                    3
  2,300 Rio Tinto Ltd.                             30
    800 Rothmans Holdings Ltd.                      5
  4,200 Santos Ltd.                                12
  2,800 Schroders Property Fund                     5
  1,300 Smith (Howard) Ltd.                         8
    724 Sons of Gwalia Ltd.                         2
  4,326 Southcorp Holdings Ltd.                    14
  2,599 Stockland Trust Group                       6
     89 Stockland Trust Group (New)*                0
  2,100 TABCORP Holdings Ltd.                      14
  8,916 Westfield Trust                            21

 Shares  Description                                            Value
----------------------------------------------------------------------
  13,169 Westpac Banking Corp. Ltd.                            $    88
   7,855 WMC Ltd.                                                   25
     260 Zimbabwe Platinum Mines Ltd.                                0
                                                               -------
                                                                   999
                                                               -------
 AUSTRIA--0.3%
      19 Austria Mikro Systeme International A.G.                    1
     168 Austrian Airlines Osterreichische LuftverkehrsA.G.*         5
     639 Bank Austria A.G.                                          33
      63 Bank Austria A.G. (Partial Certificates)                    3
      30 Bau Holdings A.G.                                           1
      70 Bohler-Uddeholm A.G.                                        3
      12 BWT A.G.                                                    3
     135 Flughafen Wien A.G.                                         6
      45 Generali Holding Vienna A.G.                               10
      26 Lenzing                                                     2
      78 Mayr-Melnhof Karton A.G.                                    4
      58 Oesterreichische Brau-Beteiligungs A.G.                     3
     200 Oesterreichische Elektrizitaetswirtschafts A.G.            31
     175 OMV A.G.                                                   17
      90 Radex-Heraklith Industriebeteiligungs A.G.                  2
      72 Steyr-Daimler-Puch A.G.                                     2
      33 Universale-Bau A.G.                                         1
      97 VA Technologies A.G.                                        8
      56 Wienerberger Baustoffindustrie A.G.                        11
                                                               -------
                                                                   146
                                                               -------
 BELGIUM--1.6%
     100 Barco Industries                                           27
      18 Bekaert N.V.                                               10
     220 Cimenteries CBR Cementbedrisven                            19
     100 Compagnie Maritime Belge S.A.                               5
     435 Delhaize-Le Lion                                           36
     400 Electrabel S.A.                                           155
     300 Fortis A.G.                                                95
     100 Generale de Banque S.A.                                    37
     100 Gevaert N.V. Warrants*                                      1
      50 Glaverbel S.A.                                              6
     200 Groupe Bruxelles Lambert S.A.                              38
     970 KBC Bancassurance Holding                                  70
     160 Petrofina S.A.                                             65
     118 Royale Belge                                               19
     625 Solvay S.A.                                                44
     625 Tractebel                                                 105
     150 Union Miniere Group                                         7
                                                               -------
                                                                   739
                                                               -------
 DENMARK--0.9%
      12 Aarhus Oliefabrik A/S, Class A                              1
      12 Aarhus Oliefabrik A/S, Class B, Limited Voting              1
      20 Aktieselskabet Korn-OG Foderstof KompagnietA/S              0
      64 Bang & Olufsen Holdings A/S, Class B                        4
     231 Carlsberg A/S, Class A                                     13
     178 Carlsberg A/S, Class B                                     10

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                      Value
---------------------------------------------------------------
      7 Dampskibsselskabet af 1912 A/S, Class B         $    48
      5 Dampskibsselskabet Svendborg A/S, Class B            47
    385 Danisco A/S                                          20
    300 Den Danske Bank                                      40
     85 Det Ostasiatiske Kompagni A/S*                        0
    280 FLS Industries A/S, Class B                           6
    206 GN Store Nord A/S                                     7
    156 International Service System A/S, Class B            10
      6 Lauritzen (J.) Holding A/S                            0
     29 NKT Holdings A/S                                      2
    471 Novo-Nordisk A/S, Class B                            54
     45 Radiometer A/S, Class B                               2
    257 SAS Danmark A/S                                       3
    164 Superfos A/S                                          2
    799 Tele Danmark A/S                                     90
    342 Unidanmark A/S, Class A                              28
                                                        -------
                                                            388
                                                        -------
 FINLAND--1.2%
    200 Amer Group Ltd.                                       2
    300 Cultor Oy                                             3
    100 Instrumentarium Group, Class A                        4
    100 Instrumentarium Group, Class A Rights*                1
    900 Kemira Oy                                             6
    700 Kesko                                                 9
  5,700 Merita Ltd., Class A                                 33
    100 Metra Oy, Class A                                     2
    300 Metra Oy, Class B                                     5
  3,100 Nokia AB, Class A                                   304
    900 Nokia AB, Class K                                    88
  1,000 Outokumpu Oy, Class A                                10
    100 Pohjola Insurance Group, Class A                      5
    100 Pohjola Insurance Group, Class B                      5
    400 Sampo Insurance Co. Ltd., Class A                    14
    200 Stockman AB, Class A                                  5
    200 Stockman AB, Class B                                  4
  1,800 Upm-Kymmene Corp.                                    47
                                                        -------
                                                            547
                                                        -------
 FRANCE--9.5%
    200 Accor S.A.                                           44
  1,080 Air Liquide                                         184
  1,170 Alcatel Alsthom                                     155
     27 Assurances Generales de France S.A. Warrants*         0
  2,100 AXA-UAP                                             272
  1,321 Banque Nationale de Paris                           101
     10 Bongrain S.A.                                         4
    150 Bouygues                                             28
    190 Canal Plus                                           44
    400 Cap Gemini S.A.                                      59
    235 Carrefour S.A.                                      167
     50 Chargeurs S.A.                                        3
    100 Club Mediterranee*                                    8
     50 Coflexip Stena Offshore                               4
    557 Compagnie de Saint Gobain                            83

 Shares Description                                                      Value
-------------------------------------------------------------------------------
    100 Compagnie Francaise d'Etudes et de Construction Technip         $     8
     50 Compagnie Generale de Geophysique S.A.*                               3
     75 Compagnie Parisienne de Reescompte                                    4
    455 Danone                                                              133
    600 Dassault Systemes S.A.                                               24
  1,700 Elf Aquitaine S.A.                                                  213
    165 Eridania Beghin-Say S.A.                                             31
     60 Essilor International S.A.                                           23
    450 Etablissements Economiques du Casino Guichard-Perrachon S.A.         43
  4,925 France Telecom S.A.                                                 343
  4,925 France Telecom S.A. Rights*                                           0
    100 Groupe GTM                                                           11
    100 Imetal S.A.                                                           9
    410 L'OREAL                                                             256
  1,300 Lafarage S.A.                                                       122
    750 Lagardere S.C.A.                                                     31
    170 Legrand S.A.                                                         46
    540 LVMH Moet Hennessy Louis Vuitton                                    105
    848 Michelin, Class B                                                    37
    100 Natexis                                                               6
    100 Nord-Est S.A.                                                         3
  1,000 Paribas                                                              89
     50 Pathe                                                                11
    300 Pechiney S.A.                                                        10
    350 Pernod-Ricard                                                        23
    725 Pinault Printemps-Redoute S.A.                                      124
    150 Primagaz Cie                                                         14
    120 Promodes                                                             79
    300 PSA Peugeot Citroen                                                  48
  2,300 Rhone-Poulenc, Class A                                              115
     30 Sagem S.A.                                                           21
    650 Sanofi S.A.                                                         116
    950 Schneider S.A.                                                       59
     50 SEB S.A.                                                              5
    300 SEITA                                                                17
    200 Sidel S.A.                                                           15
    125 Simco S.A.                                                           11
    100 Skis Rossignol S.A.                                                   1
    350 Societe BIC S.A.                                                     22
     25 Societe Eurafrance S.A.                                              16
     50 Societe Francaise d'Investissements Immobiliers et de Gestion         3
    640 Societe Generale, Class A                                           101
    210 Sodexho Alliance S.A.                                                41
    150 Sommer-Allibert                                                       4
    942 Suez Lyonnaise des Eaux                                             187
  1,500 Total S.A., Class B                                                 186
    900 Thomson CSF                                                          34
     50 Union du Credit-Bail Immobilier                                       7
     50 Union du Immobiliere de France                                        5
  1,600 Usinor Sacilor                                                       18
    454 Valeo S.A.                                                           39
    970 Vivendi                                                             220

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
Statements of Investments
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                                Value
-------------------------------------------------------------------------
                International Equity Index Portfolio--Continued
 France--Continued
    300 Vivendi Warrants*                                         $     1
     20 Zodiac S.A.                                                     5
                                                                  -------
                                                                    4,254
                                                                  -------
 Germany--9.6%
    300 Adidas-Salomon A.G.                                            33
    250 AGIV A.G.                                                       6
  1,510 Allianz A.G.                                                  545
     50 AMB Aachener & Muenchener Beteilgungs-A.G. (Bearer)             6
    250 AMB Aachener & Muenchener Beteilgungs-A.G. (Registered)        39
    150 Axa Colonia Konzern A.G.                                       18
  3,900 BASF A.G.                                                     148
  4,550 Bayer A.G.                                                    187
  2,587 Bayerische HypoVereinsbank A.G.                               225
    500 Beiersdorf A.G.                                                33
    250 Bilfinger & Berger Bau A.G.                                     6
     50 Brau Und Brunnen A.G.                                           4
    700 Continental A.G.                                               17
  3,568 DaimlerChrysler A.G.                                          336
    550 Degussa A.G.                                                   27
  3,300 Deutsche Bank A.G.                                            204
  2,350 Deutsche Lufthansa A.G. (Registered)                           52
 13,650 Deutsche Telekom A.G.                                         384
    400 Deutz A.G.*                                                     4
    200 Douglas Holdings A.G.                                          13
  3,200 Dresdner Bank A.G.                                            144
    400 FAG Kugelfischer Georg Schaefer A.G.                            4
    320 Heidelbergerzement A.G.                                        24
    450 Hochtief A.G.                                                  17
     70 Karstadt A.G.                                                  33
     70 Linde A.G.                                                     40
     50 Man A.G.                                                       14
  2,400 Mannesmann A.G.                                               260
  1,050 Merck KGaA                                                     43
  1,360 Metro A.G.                                                     85
  1,510 Metro A.G. Rights*                                              3
    500 Muenchener Ruckversicherungs-Gesellschaft A.G.                231
    120 Preussag A.G.                                                  44
    100 Rheinmetall A.G.                                                2
  2,350 RWE A.G.                                                      125
    400 SAP A.G.                                                      182
    400 Schering A.G.                                                  50
    150 SGL Carbon A.G.                                                 9
  3,550 Siemens A.G.                                                  248
    210 Thyssen A.G.                                                   38
  3,100 VEBA A.G.                                                     172
    150 Viag A.G.                                                      93
  1,950 Volkswagen A.G.                                               159
                                                                  -------
                                                                    4,307
                                                                  -------

 Shares Description                                Value
---------------------------------------------------------
 Hong Kong--2.3%
 10,000 Applied International Holdings*            $    0
  9,200 Bank of East Asia Ltd.*                        17
 23,000 Cathay Pacific Airways                         22
 15,000 Cheung Kong Holdings Ltd.                     108
 16,000 China Light & Power Co. Ltd.                   84
 12,000 Chinese Estates Holdings                        2
  2,400 Chinese Estates Holdings Warrants*              0
  2,000 Dickson Concepts International Ltd              2
  5,000 Elec & Eltek International Holdings Ltd.        1
  6,000 Giordano International Ltd.                     1
  9,000 Hang Lung Development Co.                      11
 12,600 Hang Seng Bank Ltd.                           111
  7,500 Hong Kong & Shanghai Hotels Ltd.                6
  1,200 Hong Kong Aircraft Engineering Co. Ltd.         2
 28,720 Hong Kong China Gas Co. Ltd.                   38
  1,260 Hong Kong China Gas Co. Ltd. Warrants*          0
 78,400 Hong Kong Telecommunications Ltd.             150
 28,000 Hopewell Holdings Ltd.                          4
 25,000 Hutchinson Whampoa Ltd.                       179
  7,083 Hysan Development Co. Ltd.                     10
    700 Hysan Development Co. Ltd. Warrants*            0
  6,800 Johnson Electric Holdings Ltd.                 15
  3,000 Kumagai Gum Ltd.                                1
    600 Kumagai Gum Ltd. Warrants*                      0
  4,000 Miramar Hotel & Investment Ltd.                 4
 12,879 New World Development Co. Ltd.                 31
 12,000 Oriental Press Group                            1
  2,000 Playmates Toys Holdings                         0
 26,400 Regal Hotels International                      4
 13,000 Shangri-La Asia Ltd.                           12
 12,000 Shun Tak Holdings Ltd.                          2
 20,741 Sino Land Co.                                  11
 12,000 South China Morning Post Holdings Ltd.          7
  2,000 Stelux Holdings                                 0
 16,000 Sun Hung Kai Properties Ltd.                  115
 10,000 Swire Pacific Ltd.                             45
  5,000 Tai Cheung Holdings Ltd.                        1
 12,000 Tan Chong International Ltd.*                   1
  3,000 Television Broadcasts Ltd.                      8
  2,000 Varitronix International Ltd.                   4
 15,000 Wharf Holdings Ltd.                            24
    750 Wharf Holdings Ltd. Warrants*                   0
  1,500 Wing Lung Bank                                  5
                                                   ------
                                                    1,039
                                                   ------
 Ireland--0.5%
  5,837 Allied Irish Banks PLC                         90
    272 Clondalkin Group PLC Units                      2
    293 Crean (James) PLC Units                         0
  2,626 CRH PLC                                        40
    540 DCC PLC                                         5
  1,912 Fyffes PLC                                      4
  1,245 Greencore Group PLC                             6
  1,696 Independent Newspapers PLC                      6
    168 Irish Continental Group PLC                     2

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                 Value
----------------------------------------------------------
  2,175 Irish Life PLC                             $    19
    611 Irish Permanent PLC                              8
    564 Jurys Hotel Group PLC                            4
  1,118 Kerry Group PLC, Class A                        16
  1,300 Ryanair Holdings PLC*                            7
  7,532 Smurfit (Jefferson) Group PLC                   15
  1,489 Tullow Oil PLC*                                  1
  4,995 Waterford Wedgewood PLC Units                    5
                                                   -------
                                                       230
                                                   -------
 Italy--5.0%
  7,000 Assicurazioni Generali*                        262
 12,000 Banca Commerciale Italiana                      82
 11,000 Banca Intesa S.p.A.                             62
  5,000 Banca Intesa-RNC S.p.A.                         15
  2,000 Banco Popolare di Milano                        18
 10,000 Benetton Group S.p.A.                           18
  2,000 Bulgari S.p.A.                                  11
  1,000 Burgo (Cartiere) S.p.A.                          6
  2,000 Cementir S.p.A.                                  2
  4,000 Edison S.p.A.                                   40
 52,000 ENI S.p.A.                                     324
  1,000 Falck Acciaierie & Ferriere Lombarde             8
 24,400 Fiat S.p.A.                                     75
  5,300 Fiat-RNC S.p.A.                                 10
  4,000 Impregilo S.p.A.                                 3
 26,000 Istituto Nationale Assicurazioni                69
  1,000 Italcementi S.p.A.                              10
  1,000 Italcementi-RNC S.p.A.                           5
  5,000 Italgas S.p.A.                                  25
  1,000 La Rinascente S.p.A.                            10
  4,200 Magneti Marelli                                  7
  8,000 Mediaset S.p.A.                                 57
  4,000 Mediobanca S.p.A.                               49
  1,000 Mondadori (Arnoldo) Editore S.p.A.              13
 33,000 Montedison S.p.A.                               40
  6,000 Montedison-RNC S.p.A.                            5
 18,240 Olivetti Group*                                 48
 10,000 Parmalat Finanziaria S.p.A.                     19
 13,000 Pirelli S.p.A.                                  41
  1,000 Pirelli-RNC S.p.A.                               2
  1,000 Reno de Medici S.p.A.                            3
  3,000 Riunione Adriatic di Sicurta S.p.A.             40
  1,000 Riunione Adriatica di Sicurta-RNC S.p.A.        10
  9,180 San Paolo-IMI S.p.A.                           151
  1,000 Sirti S.p.A.                                     6
  5,000 Snia BPD S.p.A.                                  7
  1,000 Snia BPD-RNC S.p.A.                              1
  1,000 Societa Assicuratrice Industriale S.p.A.        11
 43,000 Telecom Italia Mobile S.p.A.                   283
 10,000 Telecom Italia Mobile-RNC S.p.A.                42
 24,111 Telecom Italia S.p.A.                          196
  5,488 Telecom Italia-RNC S.p.A.                       34
 19,000 Unicredito Italiano S.p.A.                     108
 26,000 Unione Immobiliare S.p.A.                       13
                                                   -------
                                                     2,241
                                                   -------

 Shares Description                            Value
-----------------------------------------------------
 Japan--20.6%
  2,000 77 Bank                               $    19
    900 Acom Co. Ltd.                              55
    600 Advantest Corp.                            40
  4,000 Ajinomoto Co.                              36
  1,000 Alps Electric Co. Ltd.                     16
  2,000 Amada Co. Ltd.                             10
  1,000 Amano Corp.                                 9
  3,000 Aoki Corp.*                                 2
    100 Aoyama Trading                              3
    400 Arabian Oil Co.                             5
 14,000 Asahi Bank Ltd.                            54
  3,000 Asahi Breweries Ltd.                       43
  9,000 Asahi Chemical Industry Co. Ltd.           37
  7,000 Asahi Glass Co. Ltd.                       41
  4,000 Ashikaga Bank Ltd.                          7
    300 Autobacs Seven Co. Ltd.                     9
 27,000 Bank of Tokyo-Mitsubishi Ltd.             294
  8,000 Bank of Yokohama Ltd.                      17
  5,000 Bridgestone Corp.                         117
  2,000 Brother Industries Ltd.                     6
  5,000 Canon, Inc.                               111
  2,000 Casio Computer Co. Ltd.                    15
  5,000 Chiba Bank Ltd.                            19
  1,000 Chiyoda Corp.                               2
  1,000 Chugai Pharmaceutical Co. Ltd.              9
  2,000 Citizen Watch Co. Ltd.                     13
  4,000 Cosmo Oil Co. Ltd.                          6
  1,000 Credit Saison Co. Ltd.                     23
    500 CSK Corp.                                  12
  5,000 Dai Nippon Ink & Chemicals, Inc.           13
  5,000 Dai Nippon Printing Co. Ltd.               73
  1,000 Dai Nippon Screen MFG Co. Ltd.              3
  3,000 Daicel Chemical Industry Ltd.               7
  3,000 Daido Steel Co. Ltd.                        5
  5,000 Daiei, Inc.                                13
  1,000 Daifuku Co. Ltd.                            5
  2,000 Daiichi Pharmaceutical                     31
  2,000 Daikin Industries Ltd.                     18
  1,000 Daikyo, Inc.                                1
  2,000 Daimaru, Inc.                               5
  1,100 Daito Trust Construction Co.                9
  3,000 Daiwa House Industry Co. Ltd.              32
  1,000 Daiwa Kosho Lease Co. Ltd.                  4
  9,000 Daiwa Securities Co. Ltd.                  32
  3,000 Denki Kagaku Kogyo Kabushiki Kaisha         5
  5,000 Denso Corp.                                97
     24 East Japan Railway Co.                    140
  2,000 Ebara Corp.                                17
  2,000 Eisai Co. Ltd.                             31
  1,000 Ezaki Glico Co. Ltd.                        5
  1,400 Fanuc                                      44
 18,000 Fuji Bank Ltd.                             71
  3,000 Fuji Photo Film Co.                       112
  2,000 Fujikura Ltd.                              11

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1998
(All amounts in thousands, except shares)

 Shares Description                                 Value
---------------------------------------------------------------
                INTERNATIONAL EQUITY INDEX PORTFOLIO--CONTINUED
 JAPAN--Continued
  3,000 Fujita Corp.                               $     2
  1,000 Fujita Kanko, Inc.                              10
 11,000 Fujitsu Ltd.                                   127
  4,000 Furukawa Electric Co. Ltd.                      14
  1,000 Gakken Co. Ltd.                                  1
  3,000 Gunma Bank                                      22
  2,000 Gunze Ltd.                                       4
  6,000 Hankyu Corp.                                    24
  1,000 Hankyu Department Stores, Inc.                   7
  3,000 Haseko                                           2
  2,000 Hazama Corp.                                     1
  2,000 Higo Bank                                        8
    200 Hirose Electric                                 13
 20,000 Hitachi Ltd.                                   121
  7,000 Hitachi Zosen Corp.                             11
  5,000 Hokuriku Bank                                    9
  6,000 Honda Motor Co. Ltd.                           216
  1,000 House Foods Corp.                               15
  1,000 Hoya Corp.                                      42
  2,000 Inax                                            11
 16,000 Industrial Bank of Japan                        87
  1,000 Isetan                                          10
  2,000 Ishihara Sangyo Kaisha                           3
  3,000 Ito-Yokado Co.                                 184
 10,000 Itochu Corp.                                    19
  2,000 Itoham Foods                                    10
  2,000 Iwataini International Corp.                     4
  1,000 JACCS Co., Ltd.                                  4
 11,000 Japan Airlines                                  28
  8,000 Japan Energy Corp.                               8
  1,000 Japan Metals & Chemicals*                        2
  3,000 Japan Steel Works                                4
  1,000 JGC Corp.                                        3
  6,000 Joyo Bank                                       22
  2,000 JUSCO Co.                                       38
  6,000 Kajima Corp.                                    16
  1,000 Kaken Pharmaceutical Co.                         3
  2,000 Kamigumi Co. Ltd.                                9
  1,000 Kandenko Co. Ltd.                                7
  4,000 Kanebo Ltd.*                                     4
  2,000 Kaneka Corp.                                    14
  6,000 Kansai Electric Power Co., Inc.                121
  2,000 Kansai Paint                                     5
  4,000 Kao Corp.                                       76
  8,000 Kawasaki Heavy Industries Ltd.                  20
  4,000 Kawasaki Kisen Kaisha Ltd.                       6
 21,000 Kawasaki Steel Corp.                            32
  3,000 Keihin Electric Expesss Railway Co. Ltd.         9
  1,000 Kikkoman Corp.                                   6
  2,000 Kinden Corp.                                    27
 10,000 Kinki Nippon Railway                            50
  6,000 Kirin Brewery Co. Ltd.                          62
  1,000 Kokuyo Co. Ltd.                                 14

 Shares Description                                    Value
-------------------------------------------------------------
  6,000 Komatsu Ltd.                                  $    31
    300 Konami Co. Ltd.                                     8
  2,000 Konica Corp.                                        9
  1,000 Koyo Seiko Co.                                      6
  9,000 Kubota Corp.                                       21
  5,000 Kumagai Gumi Co. Ltd.                               4
  2,000 Kurabo Industries                                   2
  2,000 Kurary Co. Ltd.                                    21
  1,000 Kureha Chemical Industry                            3
  1,000 Kurita Water Industries Ltd.                       14
  1,100 Kyocera Corp.                                      52
  3,000 Kyowa Hakko Kogyo                                  15
  2,000 Lion Corp.                                          8
  1,000 Maeda Road Construction Co. Ltd.                    6
  1,000 Makino Milling Machine Co. Ltd.                     6
  1,000 Makita Corp.                                       11
 10,000 Marubeni Corp.                                     18
  2,000 Maruha Corp.                                        2
  2,000 Marui Co. Ltd.                                     36
 13,000 Matsushita Electric Industrial Co. Ltd.           209
  2,000 Meiji Milk Products Co. Ltd.                        6
  3,000 Meiji Seika                                        11
  2,000 Minebea Co. Ltd.                                   22
  1,000 Misawa Homes Co. Ltd.                               3
 14,000 Mitsubishi Chemical Corp.                          26
 10,000 Mitsuibishi Corp.                                  64
 14,000 Mitsubishi Electric Corp.                          36
  8,000 Mitsubishi Estate Co. Ltd.                         77
  3,000 Mitsubishi Gas Chemical Co.                         8
 21,000 Mitsubishi Heavy Industries Ltd.                   79
  1,000 Mitsubishi Logistics Corp.                         11
  8,000 Mitsubishi Materials Corp.                         14
  3,000 Mitsubishi Oil Co. Ltd.                             5
  2,000 Mitsubishi Paper Mills                              4
  4,000 Mitsubishi Rayon Co.                               11
  8,000 Mitsubishi Trust & Banking Corp.                   58
 10,000 Mitsui & Co.                                       57
  6,000 Mitsui Engineering & Shipbuilding Co. Ltd.*         6
  5,000 Mitsui Fudosan Co. Ltd.                            38
  5,000 Mitsui Marine & Fire Insurance Co. Ltd.            25
  3,000 Mitsui Mining & Smelting                           14
  8,000 Mitsui O.S.K. Lines Ltd.                           13
  1,000 Mitsui Soko Co. Ltd.                                4
  8,000 Mitsui Trust & Banking Co. Ltd.                    11
  3,000 Mitsukoshi Ltd.                                     8
  1,000 Mori Seiki Co. Ltd.                                11
  1,000 Murata Manufacturing Co. Ltd.                      39
  2,000 Mycal Corp.                                        13
  1,000 Nagase & Co. Ltd.                                   3
  5,000 Nagoya Railroad Co. Ltd.                           17
    400 Namco Ltd.                                          8
  3,000 Nankai Electric Railway                            13
 10,000 NEC Corp.                                          85
  2,000 NGK Insulators Ltd.                                22
  1,000 NGK Spark Plug Co.                                  9

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                 Value
----------------------------------------------------------
  3,000 Nichido Fire & Marine Insurance            $    15
  2,000 Nichirei Corp.                                   5
  2,000 Niigata Engineering Co. Ltd.*                    2
  2,000 Nikon Corp.                                     19
  1,000 Nippon Beet Sugar Manufacturing Co. Ltd.         2
  1,000 Nippon Comsys Corp.                             13
  7,000 Nippon Express Co. Ltd.                         36
  4,000 Nippon Fire & Marine Insurance                  14
  4,000 Nippon Light Metal Co.                           4
  1,000 Nippon Meat Packers, Inc.                       14
  8,000 Nippon Oil Co. Ltd.                             26
  6,000 Nippon Paper Industries Co.                     26
  1,000 Nippon Sharyo Ltd.                               3
  3,000 Nippon Sheet Glass Co. Ltd.                      7
  2,000 Nippon Shinpan Co.                               4
  1,000 Nippon Shokubai K.K. Co.                         6
 42,000 Nippon Steel Corp.                              77
  2,000 Nippon Suisan Kaisha Ltd.*                       2
     73 Nippon Telegraph & Telephone Corp.             546
  8,000 Nippon Yusen Kabushiki Kaisha                   24
  2,000 Nishimatsu Construction                         11
 15,000 Nissan Motor Co. Ltd.                           46
  2,000 Nisshinbo Industries, Inc.                       7
  1,000 Nissin Food Products                            20
  1,000 Nitto Denko Corp.                               15
 25,000 NKK Corp.                                       18
  1,000 NOF Corp.                                        2
 12,000 Nomura Securities Co. Ltd.                     117
  1,000 Noritake Co. Ltd.                                5
  4,000 NSK Ltd.                                        16
  3,000 NTN Corp.                                        9
  5,000 Obayashi Corp.                                  23
  5,000 Odakyu Electric Railway                         16
  6,000 Oji Paper Co. Ltd.                              27
  1,000 Okamoto Industries Inc.                          2
  1,000 Okuma Corp.                                      5
  2,000 Okumura Corp.                                    7
  2,000 Olympus Optical Co. Ltd.                        22
  2,000 Omron Corp.                                     24
  1,000 Onward Kasiyama Co. Ltd.                        12
  2,000 Orient Corp.                                     5
    400 Orix Corp.                                      29
 15,000 Osaka Gas Co. Ltd.                              44
    300 Oyo Corp.                                        4
  2,000 Penta-Ocean Construction                         4
  1,000 Pioneer Electronic Corp.                        16
  1,000 Q.P. Corp.                                       7
  2,000 Renown, Inc.*                                    1
  1,000 Rohm Co. Ltd.                                   85
 24,000 Sakura Bank Ltd.                                61
  1,000 Sanden Corp.                                     6
  2,000 Sankyo Aluminium Industry Co.                    2
  3,000 Sankyo Co. Ltd.                                 68
  2,000 Sanwa Shutter Corp.                              9
 12,000 Sanyo Electric Co.                              34

 Shares Description                          Value
---------------------------------------------------
  2,000 Sapporo Breweries Ltd.              $     9
  2,000 Sato Kogyo                                2
  1,000 Secom Co. Ltd.                           74
    700 Sega Enterprises                         17
  1,000 Seino Transportation Co. Ltd.             6
  1,000 Seiyu Ltd.                                3
  3,000 Sekisui Chemical Co. Ltd.                18
  4,000 Sekisui House Ltd.                       39
  7,000 Sharp Corp.                              62
    300 Shimachu Co., Ltd.                        6
  1,000 Shimano Inc.                             26
  5,000 Shimizu Corp.                            16
  2,000 Shin-Etsu Chemical Co. Ltd.              45
  2,000 Shionogi & Co.                           14
  3,000 Shiseido Co. Ltd.                        34
  5,000 Shizuoka Bank                            54
  7,000 Showa Denko K.K.                          6
  1,000 Skylark Co. Ltd.                         12
    400 SMC Corp.                                30
  2,000 Snow Brand Milk Products                  8
  2,500 Sony Corp.                              183
 19,000 Sumitomo Bank Ltd.                      212
 10,000 Sumitomo Chemicals Co.                   35
  7,000 Sumitomo Corp.                           38
  4,000 Sumitomo Electric Industries             44
  1,000 Sumitomo Forestry Co. Ltd.                7
  4,000 Sumitomo Heavy Industries Ltd.            8
  4,000 Sumitomo Marine & Fire Insurance         24
 21,000 Sumitomo Metal Industries                25
  4,000 Sumitomo Metal Mining Co.                14
  3,000 Sumitomo Osaka Cement Co. Ltd.            6
  6,400 Taiheiyo Cement Corp.                    15
  6,000 Taisei Corp.                             11
  2,000 Taisho Pharmaceutical Co.                50
  1,000 Taiyo Yuden Co. Ltd.                     11
  1,000 Takara Shuzo                              5
  1,000 Takara Standard Co. Ltd.                  7
  2,000 Takashimaya Co. Ltd.                     17
  5,000 Takeda Chemical Industries              169
  6,000 Teijin Ltd.                              22
  2,000 Teikoku Oil Co. Ltd.                      6
  1,000 Toa Corp.                                 2
  6,000 Tobu Railway Co.                         17
  1,000 Toei Co. Ltd.                             3
    100 Toho Co.                                 12
  3,100 Tohoku Electric Power                    50
 12,000 Tokai Bank                               61
  9,000 Tokio Marine & Fire Insurance Co.       102
  1,000 Tokyo Broadcasting System Inc.           10
  1,000 Tokyo Dome Corp.                          5
  8,300 Tokyo Electric Power Co.                190
  1,000 Tokyo Electron Ltd.                      37
 18,000 Tokyo Gas Co. Ltd.                       42
  1,200 Tokyo Steel Manufacturing                 5
  1,000 Tokyo Style Co. Ltd.                     11

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
Statements of Investments
November 30, 1998
(All amounts in thousands, except shares)

 Shares Description                           Value
---------------------------------------------------------------
                International Equity Index Portfolio--Continued
 Japan--Continued
  2,000 Tokyo Tatemono Co. Ltd.              $     4
  2,000 Tokyotokeiba                               3
  7,000 Tokyu Corp.                               18
  4,000 Toppan Printing Co. Ltd.                  48
  9,000 Toray Industries, Inc.                    43
  4,000 Tosoh Corp.                                6
  1,000 Tostem Corp.                              17
  2,000 Toto Ltd.                                 15
  1,000 Toyo Engineering Corp.                     1
  1,000 Toyo Seikan Kaisha                        17
  5,000 Toyobo Ltd.                                6
  2,000 Toyoda Automatic Loom Works               34
 22,000 Toyota Motor Corp.                       558
    200 Trans Cosmos Inc.                          5
  1,000 Tsubakimoto Chain                          2
  6,000 Ube Industries Ltd.                        8
    500 Uni-Charm Corp.                           21
  3,000 Unitika Ltd.*                              2
  1,000 Uny Co. Ltd.                              17
  1,000 Wacoal Corp.                              11
  1,000 Yamaguchi Bank                             9
  1,000 Yamaha Corp.                              11
  5,000 Yamaichi Securities Co. Ltd.               0
  2,000 Yamanouchi Pharmaceutical Co. Ltd.        59
  3,000 Yamato Transport Co. Ltd.                 37
  1,000 Yamazaki Baking Co. Ltd.                  12
  8,000 Yasuda Trust & Banking                     8
  2,000 Yokogawa Electric                         10
                                             -------
                                               9,237
                                             -------
 Malaysia--0.4%
  2,200 AMMB Holdings Berhad                       2
  8,000 Amsteel Corp. Berhad                       1
  2,000 Antah Holdings Berhad                      0
  2,000 Aokam Perdana Berhad*                      0
  6,000 Berjaya Group Berhad                       1
  4,000 Berjaya Land Berhad                        1
  5,000 Commerce Asset Holdings Berhad             2
  2,000 Edaran Otomobil Nasional Berhad            2
  4,000 Ekran Berhad*                              1
  6,000 Golden Hope Plantations Berhad             3
  1,000 Golden Plus Holdings Berhad                0
  2,000 Guinness Anchor Berhad                     1
  4,000 Highlands & Lowlands Berhad                2
  2,000 Hong Leong Industries Berhad               1
  4,000 Hong Leong Properties Berhad               1
  2,000 Hume Industries Berhad                     1
  4,000 Idris Hydraulic Berhad*                    1
  3,000 IGB Corp. Berhad                           1
  5,000 IOI Corp. Berhad                           2
  2,000 Jaya Tiasa Holdings Berhad                 2
  2,000 Johan Holdings Berhad                      0
  3,000 Kedah Cement Holdings Berhad               1
  1,000 Kelanamas Industries Berhad*               0

 Shares Description                               Value
--------------------------------------------------------
  3,000 Kemayan Corp. Berhad                     $     0
  1,000 Kian Joo Can Factory Berhad                    1
  5,000 Kuala Lumpur Kepong Berhad                     5
  3,000 Land and General Berhad                        1
  3,000 Landmarks Berhad                               0
  3,000 Leader Universal Holdings Berhad               1
  9,000 Magnum Corp. Berhad                            3
 13,200 Malayan Banking Berhad                        15
  3,000 Malayan Cement Berhad                          1
 12,000 Malayan United Industries Berhad               2
  1,500 Malayawata Steel Berhad                        0
 24,000 Malaysia International Shipping Berhad        20
  5,000 Malaysia Mining Corp. Berhad                   2
  5,000 Malaysian Airline System Berhad                2
  2,000 Malaysian Mosaics Berhad                       1
  1,000 Malaysian Oxygen Berhad                        1
  2,000 Malaysian Pacific Industries                   2
  5,666 Malaysian Resources Corp. Berhad               2
  5,000 MBF Capital Berhad                             1
  5,000 Metroplex Berhad                               1
  6,000 Mulpha International Berhad                    1
  5,000 Multi-Purpose Holdings                         1
  3,000 Mycom Berhad                                   0
  2,000 Nestle Berhad                                  5
  2,000 New Straits Times Press Berhad                 1
  2,600 Oriental Holdings Berhad                       2
  1,000 Palmco Holdings Berhad                         0
  5,000 Pan-Malaysia Cement Works Berhad               1
  3,000 Perlis Plantations Berhad                      2
  4,000 Perusahaan Otomolbil Nasional Berhad           4
  2,000 Petaling Garden Berhad                         1
  2,000 Pilecon Engineering Berhad                     0
  4,000 Promet Berhad*                                 0
  3,600 Public Bank Berhad                             1
 25,600 Public Bank Berhad (Foreign Market)            8
  2,000 R.J. Reynolds Berhad                           1
  3,000 Rashid Hussain Berhad                          2
  7,000 Resorts World Berhad                           5
 12,000 RHB Capital Berhad                             4
  1,800 Rothmans of Pall Mall Berhad                   7
  2,000 Selangor Properties Berhad                     1
  2,000 Shell Refining Co. Berhad                      2
    280 Silverstone Berhad*                            0
 14,000 Sime Darby Berhad                              9
  3,000 Sungei Way Holdings Berhad                     1
  5,000 Ta Enterprise Berhad                           1
  4,000 Tan Chong Motor Holdings Berhad                1
  5,000 Technology Resources Industries Berhad         2
 17,500 Telekom Malaysia Berhad                       24
 18,000 Tenaga Nasional Berhad                        17
  5,000 Time Engineering Berhad                        1
  2,000 UMW Holdings Berhad                            1
  5,000 United Engineers (Malaysia) Ltd.               3
  8,000 YTL Corp. Berhad                               6
                                                 -------
                                                     202
                                                 -------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                          Value
---------------------------------------------------
 NETHERLANDS--5.1%
  9,888 ABN AMRO Holdings N.V.              $   204
  1,856 Akzo Nobel                               76
    233 ASR Verzekeringsgroep N.V.               19
    540 Buhrmann N.V.                             9
  4,334 Elsevier N.V.                            57
    558 Getronics N.V.                           25
  2,037 Heineken N.V.                           104
    215 Hollandsche Beton Groep N.V.              3
     78 IHC Caland N.V.                           3
  6,121 ING Groep N.V.                          351
    479 KLM N.V.                                 13
  1,681 Koninklijke Ahold N.V.                   58
    241 Koninklijke Hoogovens N.V.                8
  3,422 Koninklijke KPN N.V.                    148
    148 Koninklijke Nedlloyd N.V.                 2
    209 Koninklijke Pakhoed N.V.                  5
    530 Oce-Van Der Grinten N.V.                 19
  2,371 Philips Electronics N.V.                150
 12,440 Royal Dutch Petroleum Co.               598
    199 Stork N.V.                                5
  1,422 TNT Post Group N.V.                      36
  4,162 Unilever N.V.                           326
    449 Wolters Kluwer N.V.                      86
                                            -------
                                              2,305
                                            -------
 NEW ZEALAND--0.2%
 17,500 Brierley Investments Ltd.                 4
 11,200 Carter Holt Harvey Ltd.                  11
    800 Fisher & Paykel Industries Ltd.           2
  2,218 Fletcher Challenge Building               3
  2,292 Fletcher Challenge Energy                 5
  5,317 Fletcher Challenge Forests                2
  4,200 Fletcher Challenge Paper                  3
  3,600 Lion Nathan Ltd.                          9
 11,400 Telecom Corp. of New Zealand Ltd.        49
                                            -------
                                                 88
                                            -------
 NORWAY--0.4%
    400 Aker RGI ASA                              5
    140 Aker RGI ASA, Class B                     1
    300 ASK ASA*                                  2
    300 Bergesen d.y. ASA, Class A                4
    100 Bergesen d.y. ASA, Class B                1
  3,600 Christiania Bank Og Kreditkasse          13
  4,200 Den norske Bank ASA                      16
    200 Dyno Industrier ASA                       3
    300 Elkem ASA                                 3
    500 Hafslund ASA, Class A                     3
    200 Hafslund ASA, Class B                     1
    100 Helicopter Services Group ASA             1
    200 Kvaerner ASA                              3
    100 Kvaerner ASA, Class B                     1
    200 Leif Hoegh & Co. ASA                      3
    600 Merkantildata ASA                         7

 Shares Description                                                     Value
------------------------------------------------------------------------------
  1,600 NCL Holdings ASA*                                              $     3
  1,500 Norsk Hydro ASA                                                     56
    200 Norske Skogindustrier ASA, Class A                                   6
    100 Norske Skogindustrier ASA, Class B                                   2
  1,000 Orkla ASA, Class A                                                  17
    300 Orkla ASA, Class B                                                   4
    600 Petroleum Geo-Services ASA*                                          9
    300 SAS Norge ASA, Class B                                               3
    400 Schibsted ASA                                                        5
    200 Smedvig, Class A                                                     1
    100 Smedvig, Class B                                                     1
  1,800 Storebrand ASA*                                                     13
    300 Tomra System ASA                                                     9
    100 Unitor ASA                                                           1
                                                                       -------
                                                                           197
                                                                       -------
 PORTUGAL--0.6%
  1,200 Banco Comercial Portugues S.A. (Registered)                         37
    600 Banco Espirito Santo e Comercial de Lisboa S.A. (Registered)        19
    400 Banco Totta & Acores S.A. (Registered)                              10
    500 BPI-SGPS S.A. (Registered)                                          16
    500 Brisa-Auto Estradas de Portugal S.A.                                27
    500 Cimpor-Cimentos de Portugal SGPS S.A.                               16
    100 Colep-Companhia Portuguesa de Embalagens*                            1
    100 Companhia de Seguros Tranquilidade (Registered)                      3
    100 Corticeira Amorim S.A.                                               1
  2,300 EDP-Electricidade de Portugal S.A.                                  51
    100 EFACEC-Empresa Fabril de MaquinasElectricas S.A.                     1
    100 Engil-SGPS                                                           1
    100 INAPA Investimentos Participacoes e Gestao S.A.                      1
    100 INAPA Investimentos Participacoes e Gestao S.A. Rights*              0
    400 Jeronimo Martins SGPS S.A.                                          20
    700 Portucel Industral-Empresa Produtora deCelulose S.A.                 5
  1,200 Portugal Telecom S.A. (Registered)                                  52
    100 Sociedade de Construcoes Soares da Costa S.A.                        0
    100 Sociedade de Construcoes Soares da Costa S.A. Bonus Rights*          0
    100 Somague-SGPS S.A.                                                    1
    200 Sonae Investmentos-SGPS S.A.                                        10
    100 UNICER-Uniao Cervejeira S.A.                                         2
                                                                       -------
                                                                           274
                                                                       -------
 SINGAPORE--0.9%
  1,000 Chuan Hup Holdings Ltd.                                              0
  3,000 City Developments Ltd.                                              14
  2,000 Comfort Group Ltd.                                                   1
  1,000 Cycle & Carriage Ltd.                                                3
  3,000 DBS Land Ltd.                                                        4
 10,900 Development Bank of Singapore Ltd.*                                 83
  1,000 First Capital Corp. Ltd.                                             1

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1998
(All amounts in thousands, except shares)

 Shares Description                                                   Value
----------------------------------------------------------------------------
                INTERNATIONAL EQUITY INDEX PORTFOLIO--CONTINUED
 SINGAPORE--Continued
  1,000 Fraser & Neave Ltd.                                          $     3
  2,000 Goldtron Ltd.                                                      0
  2,000 Hai Sun Hup Group Ltd.                                             1
  1,000 Haw Par Brothers International Ltd.                                1
  1,000 Hotel Properties Ltd.                                              1
  1,000 Inchcape Marketing Services Ltd.*                                  1
  1,000 Inchape Motors Ltd.                                                1
  6,000 IPC Corp.                                                          0
  2,250 Keppel Corp. Ltd.                                                  6
  2,400 Lum Chang Holdings Ltd.                                            1
  1,000 NatSteel Ltd.                                                      1
  3,000 Neptune Orient Lines Ltd.                                          1
 16,600 Overseas Chinese Banking Corp. Ltd. (Foreign)                    102
  1,000 Overseas Union Enterprise Ltd.                                     2
  1,000 Parkways Holdings Ltd.                                             2
  1,000 Sembawang Marine and Logistics                                     1
  5,494 Sembcorp Industries Ltd.*                                          7
 10,000 Singapore Airlines Ltd.                                           70
  1,893 Singapore Press Holdings Ltd.                                     20
 17,000 Singapore Telecommunications Ltd.                                 28
  1,000 Straits Trading Co. Ltd.                                           1
  4,000 United Industrial Corp. Ltd.                                       2
  8,000 United Overseas Bank Ltd. (Foreign)                               46
  2,000 United Overseas Land Ltd.                                          1
                                                                     -------
                                                                         405
                                                                     -------
 SPAIN--3.3%
    375 Acerinox S.A.                                                      9
  3,050 Argentaria, Caja Postal y Banco Hipotecario de Espana S.A.        71
  1,550 Autopistas Concesionaria ESP                                      24
 12,656 Banco Bilbao Vizcaya S.A.                                        200
  6,840 Banco Central Hispanoamericano                                    79
  8,384 Banco Santander S.A.                                             172
     75 Corporacion Financiera Alba                                       10
    393 Corporacion Mapfre                                                11
    372 Dragados & Construcciones S.A.                                    12
    400 Ebro Agricolas Compania de Alimentacion S.A.*                      9
    200 El Aguila S.A.*                                                    2
    150 Empresa Nacional de Celulosas S.A.                                 2
  6,100 Empresa Nacional de Electricidad S.A.                            160
    900 Ercros S.A.*                                                       1
    375 Fomenta de Construcciones S.A.                                    22
    925 Gas Natural SDG S.A., Class E                                     78
  5,601 Iberdrola S.A.                                                    93
    250 Inmobiliaria Urbis S.A.*                                           4
    300 Metrovacesa S.A.                                                   8
    125 Portland Valderrivas S.A.                                          5
    400 Prosegur CIA de Seguridad S.A. (Registered)                        5
  1,875 Repsol S.A.                                                      107
    453 Sarrio S.A.                                                        2
    275 Sociedade General de Aguas de Barcelona S.A.                      16
  1,175 Tabacalera S.A., Class A                                          29

 Shares Description                                                  Value
---------------------------------------------------------------------------
  6,279 Telefonica de Espana                                        $   296
  1,884 Union Electrica Fenosa S.A.                                      28
    350 Uralita S.A.                                                      4
    825 Vallehermoso S.A.                                                10
    150 Viscofan Industria Navarra de Envolturas Celulosicas S.A.         5
    350 Zardoya Otis S.A.                                                11
                                                                    -------
                                                                      1,485
                                                                    -------
 SWEDEN--3.0%
  4,400 ABB AB, Class A                                                  48
  1,800 ABB AB, Class B                                                  19
    900 AGA AB, Class A                                                  11
    700 AGA AB, Class B                                                   8
    250 Asticus AB*                                                       2
  8,766 Astra AB, Class A                                               161
  2,000 Astra AB, Class B                                                36
    800 Atlas Copco AB, Class A                                          18
    400 Atlas Copco AB, Class B                                           9
    400 Diligentia AB                                                     3
    700 Drott AB, Class B*                                                5
  2,440 Electrolux AB, Class B                                           37
    100 Esselte AB, Class A                                               1
    100 Esselte AB, Class B                                               2
  2,300 ForeningsSparbanken AB                                           65
    192 Granges AB                                                        3
  1,400 Hennes & Mauritz AB, Class B                                    104
    700 Netcom Systems AB, Class B*                                      27
    500 Om Gruppen AB                                                     7
  1,200 Sandvik AB, Class A                                              22
    500 Sandvik AB, Class B                                               9
  2,000 Securitas AB, Class B                                            30
  3,405 Skandia Forsakrings AB                                           48
  3,900 Skandinaviska Enskilda Banken, Class A                           44
    700 Skanska AB, Class B                                              20
    300 SKF AB, Class A                                                   4
    411 SKF AB, Class B                                                   5
  1,700 Stora Kopparbergs Bergslags Aktiebolag,
        Class A                                                          21
    400 Stora Kopparbergs Bergslags Aktiebolag,
        Class B                                                           5
  1,300 Svenska Cellulosa AB, Class B                                    29
  1,400 Svenska Handelsbanken, Class A                                   57
    100 Svenska Handelsbanken, Class B                                    4
    500 Svenskt Stal AB, Class A                                          4
    200 Svenskt Stal AB, Class B                                          2
  2,800 Swedish Match AB                                                  9
 12,800 Telefonaktiebolaget LM Ericsson, Class B                        357
    800 Trelleborg AB, Class B                                            7
    900 Volvo AB, Class A                                                20
  2,000 Volvo AB, Class B                                                47
    500 Wm-Data AB, Class B                                              21
                                                                    -------
                                                                      1,331
                                                                    -------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                                    Value
-----------------------------------------------------------------------------
 SWITZERLAND--8.0%
     55 ABB A.G. (Bearer)*                                            $    69
     25 ABB A.G. (Registered)                                               6
    110 Adecco S.A.                                                        48
     40 Alusuisse-Lonza Holdings A.G. (Registered)                         50
  1,745 Credit Suisse Group (Registered)                                  301
     15 Fischer (Georg) A.G. (Registered)                                   5
     30 Holderbank Financiere Glarus A.G., (Bearer)                        35
     50 Holderbank Financiere Glarus A.G. (Registered)                     12
      2 Kuoni Reisen A.G., Category B (Registered)                          8
    265 Nestle S.A. (Registered)                                          552
     50 Novartis A.G. (Bearer)                                             93
    360 Novartis A.G. (Registered)                                        678
     10 Roche Holdings A.G. (Bearer)                                      180
     47 Roche Holdings A.G. (Genusss)                                     554
    100 Sairgroup (Registered)                                             22
     10 Schindler Holding A.G. (Registered)                                17
    100 Schweizerische Reuckversicherungs-Gesellschaft (Registered)       254
     15 SGS Societe Generale de Surveillance Holdings S.A (Bearer)         12
     10 SGS Societe Generale de Surveillance Holdings S.A
        (Registered)                                                        2
     20 Sulzer (Registered)                                                11
     20 Swatch Group A.G. (Bearer)                                         11
    100 Swatch Group A.G. (Registered)                                     13
  1,394 Union Bank of Switzerland (Registered)                            421
     25 Valora Holding A.G.                                                 7
    300 Zurich Allied A.G.                                                215
                                                                      -------
                                                                        3,576
                                                                      -------
 UNITED KINGDOM--21.1%
  9,000 Abbey National PLC                                                182
  9,205 Allied Zurich PLC*                                                132
  1,031 AMEC PLC                                                            3
    439 Amstrad PLC                                                         0
  1,929 Anglian Water PLC                                                  28
  2,067 Anglian Water PLC, Class B*                                         2
  5,000 Arjo Wiggins Appleton PLC                                           9
  6,000 Associated British Foods PLC                                       61
  6,000 BAA PLC                                                            66
  9,361 Barclays PLC                                                      213
  1,000 Barratt Developments PLC                                            4
  4,855 Bass PLC                                                           67
  3,062 BBA Group PLC                                                      17
  1,000 Berkeley Group PLC                                                  8
 24,294 BG PLC                                                            167
  3,113 BICC Group PLC                                                      3
  5,219 Blue Circle Industries PLC                                         26
  2,987 BOC Group PLC                                                      43
  5,587 Boots Co. PLC                                                      90
  1,015 Bowthorpe PLC                                                       7
  3,000 BPB PLC                                                            10
 11,177 British Aerospace PLC                                              96
  6,120 British Airways PLC                                                41

 Shares Description                           Value
----------------------------------------------------
  9,205 British American Tobacco PLC         $    84
  3,035 British Land Co. PLC                      26
 33,795 British Petroleum Co. PLC                527
 10,000 British Sky Broadcasting Group PLC        83
 12,000 British Steel PLC                         19
 39,250 British Telecommunications PLC           538
 20,610 BTR PLC                                   42
  3,000 Bunzl PLC                                 13
  1,000 Burmah Castrol PLC                        15
 15,000 Cable & Wireless PLC                     191
  6,224 Cadbury Schweppes PLC                     94
  2,900 Caradon PLC                                5
  4,044 Carlton Communications PLC                33
 27,000 Centrica PLC*                             56
  5,000 Coats Viyella PLC                          2
  1,000 Cobham PLC                                14
  5,872 Coca-Cola Beverages PLC*                  12
  8,114 CGU PLC                                  129
  4,000 Compass Group PLC                         42
  1,000 Courtaulds Textiles PLC                    3
  1,000 De La Rue PLC                              3
  1,000 Delta PLC                                  2
 21,594 Diageo PLC                               242
  3,000 Electrocomponents PLC                     21
  3,057 Elementis PLC                              4
  5,137 EMI Group PLC                             31
  2,020 English China Clays PLC                    6
  4,000 FKI PLC                                   10
 16,653 General Electric Co. PLC                 136
  4,596 GKN PLC                                   51
 22,000 Glaxo Wellcome PLC                       696
  5,078 Granada Group PLC                         79
  2,000 Great Portland Estates PLC                 6
  6,000 Great Universal Stores PLC                62
  5,857 Guardian Royal Exchange PLC               32
 15,300 Halifax PLC                              218
  2,040 Hammerson PLC                             13
  4,000 Hanson PLC                                30
  2,000 Hepworth PLC                               5
 11,235 HSBC Holdings PLC                        285
  5,117 HSBC Holdings PLC (75P)                  139
  1,000 Hyder PLC                                 13
  2,000 IMI PLC                                    9
  4,000 Imperial Chemical Industries PLC          37
  1,000 Jarvis PLC                                11
  1,000 Johnson Matthey PLC                        7
  8,176 Kingfisher PLC                            78
  7,117 Ladbroke Group PLC                        28
  1,000 Laird Group PLC                            2
  3,363 Land Securities Group PLC                 45
  6,000 LASMO PLC                                 14
  8,000 Legal & General Group PLC                 98
  1,000 Lex Service PLC                            7
 35,076 Lloyds TSB Group PLC                     488
  1,286 Lonrho PLC                                 6

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1998
(All amounts in thousands, except shares)


 Shares Description                                     Value
---------------------------------------------------------------
                INTERNATIONAL EQUITY INDEX PORTFOLIO--CONTINUED
 UNITED KINGDOM--Continued
  8,070 LucasVarity PLC                                $    28
 17,515 Marks & Spencer PLC                                119
  1,714 Marley PLC                                           3
  2,251 MEPC PLC                                            15
  1,000 Meyer International PLC                              6
  4,000 Misys PLC                                           28
  9,050 National Grid Group PLC                             72
  7,302 National Power PLC                                  62
  2,000 Next PLC                                            16
  1,000 Ocean Group PLC                                     12
  3,699 Pearson PLC                                         67
  3,896 Peninsular and Oriental Steam Navigation Co.        47
  6,742 Pilkington PLC                                       7
  1,929 Provident Financial PLC                             29
 12,000 Prudential Corp. PLC                               175
  2,000 Racal Electronics PLC                               10
  3,000 Railtrack Group PLC                                 82
  4,215 Rank Group PLC                                      15
  6,832 Reed International PLC                              54
 16,000 Rentokil Initial PLC                               103
  9,400 Reuters Holdings PLC                                91
  2,379 Rexam PLC                                            8
  1,437 Rexam PLC, Class B*                                  2
  6,562 Rio Tinto PLC (Registered)                          77
  2,000 RMC Group PLC                                       26
 10,133 Rolls-Royce PLC                                     41
 10,093 Royal & Sun Alliance Insurance Group PLC            84
  5,749 Royal Bank Scotland Group PLC                       87
  4,000 Rugby Group PLC                                      5
  6,261 Safeway PLC                                         31
 12,679 Sainsbury (J) PLC                                  106
  1,500 Schroders PLC                                       31
  4,000 Scottish & Newcastle PLC                            51
  3,000 Scottish Hydro-Electric                             35
  8,000 Scottish Power PLC                                  85
    993 Sears PLC                                            4
    993 Selfridges PLC                                       4
 12,000 Siebe PLC                                           43
  3,000 Slough Estates PLC                                  13
 34,178 SmithKline Beecham PLC                             420
  2,000 Smiths Industries PLC                               28
  3,000 St. James Place Capital PLC                         14
  5,000 Stagecoach Holdings PLC                             19
  6,194 Tarmac PLC                                          12
  3,000 Tate & Lyle PLC                                     19
  3,046 Taylor Woodrow PLC                                   8
 44,153 Tesco PLC                                          130
  1,833 Thames Water PLC                                    35
  2,000 Thames Water PLC, Class B*                           3
  3,000 TI Group PLC                                        17
    565 Transport Development Group PLC                      2

  Shares/
 Principal
  Amount   Description                                                   Value
-------------------------------------------------------------------------------
  1,000    Transport Development Group PLC, Class B*                          1
  1,556    Unigate PLC                                                       12
 19,868    Unilever PLC                                                 $   207
  3,067    United Biscuits Holdings PLC                                      12
  3,451    United Biscuits Holdings PLC, Class B*                             1
  3,000    United Utilities PLC                                              44
  1,333    Vickers PLC                                                        4
  1,000    Viglen Technology PLC                                              0
 19,190    Vodafone Group PLC                                               283
  4,307    Williams PLC                                                      27
  4,666    Williams PLC, Class B*                                             2
  1,000    Wilson (Connolly) Holdings PLC                                     2
   2,000   Wimpey (George) PLC                                                4
   4,000   Wolseley PLC                                                      25
   6,000   Zeneca Group PLC                                                 250
                                                                        -------
                                                                          9,472
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (Cost $40,786)                                     $43,462
-------------------------------------------------------------------------------
 PREFERRED STOCKS--0.7%
 AUSTRALIA--0.2%
  12,422   News Corp. Ltd.                                              $    78
   3,600   Star City Holdings Ltd.*                                           3
                                                                        -------
                                                                             81
                                                                        -------
 AUSTRIA--0.0%
      12   Bau Holdings A.G.--Vorzug                                          0
       4   Generali Holding Vienna A.G.--Vorzug                               1
                                                                        -------
                                                                              1
                                                                        -------
 FRANCE--0.0%
     100   Etablissements Econonmiques du Casino Guichard-Perrachon
           S.A.                                                               6
                                                                        -------
 GERMANY--0.5%
      50   Axa Colonia Konzern A.G.--Non Voting                               5
      50   MAN A.G.--Vorzug                                                  10
     150   Metro A.G.--Vorzug                                                 6
     550   RWE A.G.--Non Voting                                              19
     250   SAP A.G.--Vorzug                                                 131
     500   Volkswagen A.G.--Non Voting                                       26
                                                                        -------
                                                                            197
                                                                        -------
 ITALY--0.0%
  7,300    Fiat S.p.A.                                                       13
                                                                        -------
 UNITED KINGDON--0.0%
   2,726   MEPC PLC, Class B                                                  4
-------------------------------------------------------------------------------
 TOTAL PREFERRED STOCKS (Cost $225)                                     $   301
-------------------------------------------------------------------------------
 CORPORATE BONDS--0.0%
 UNITED KINGDOM--0.0%
           Viglen Technology PLC
     $2    6.938% Due 9/1/00                                            $     3
           Viglen Technology PLC Letters of Entitlement to Litigation
           Notes
      1    4.12% Due 1/1/01                                                   0
                                                                        -------
                                                                              3
-------------------------------------------------------------------------------
 TOTAL CORPORATE BONDS (Cost $4)                                        $     3
-------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

  Shares/
 Principal
  Amount   Description                                            Value
------------------------------------------------------------------------
 OTHER--1.5%
 AUSTRALIA--0.2%
 10,500    World Equity Benchmark Shares (WEBS) Index Series--
           Australia                                             $   101
                                                                 -------
 BELGIUM--0.2%
  5,500    WEBS Index Series--Belgium                                106
                                                                 -------
 FRANCE--0.1%
  2,500    WEBS Index Series--France                                  52
                                                                 -------
 GERMANY--0.7%
 14,300    WEBS Index Series--Germany                                308
                                                                 -------
 JAPAN--0.2%
  7,500    WEBS Index Series--Japan                                   75
                                                                 -------
 SWITZERLAND--0.1%
  1,200    WEBS Index Series--Switzerland                             20
------------------------------------------------------------------------
 TOTAL OTHER (Cost $650)                                         $   662
------------------------------------------------------------------------
 SHORT-TERM INVESTMENT--0.6%
           Societe Generale, Paris, France
   $298    5.375%Due 12/1/98                                     $   298
------------------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost $298)                         $   298
------------------------------------------------------------------------
 TOTAL INVESTMENTS--99.5%
  (Cost $41,963)                                                 $44,726
------------------------------------------------------------------------
 Other assets, less liabilities--0.5%                                226
------------------------------------------------------------------------
 NET ASSETS--100.0%                                              $44,952
------------------------------------------------------------------------
------------------------------------------------------------------------

*Non-income producing security.

At November 30, 1998 the Portfolio's investments, excluding the short-term investment, were diversified as follows:

Industry/Sector
------------------------------
Banks                    14.6%
Business Services       10.4
Capital Goods            6.5
Consumer Goods          13.3
Consumer Services        3.6
Energy/Utilities         4.8
Financial Services      10.4
Pharmaceuticals/Health   8.8
Multi-Industry           3.0
Raw Materials            6.4
Retail                   4.2
Technology               4.2
Transportation           2.4
Utilities                7.4
------------------------------
Total                   100.0%
------------------------------

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
Statements of Investments
November 30, 1998
(All amounts in thousands, except shares)

 Shares Description   Value
---------------------------

                         International Growth Portfolio

 COMMON STOCKS--94.4%
 Australia--2.4%
 145,000 Broken Hill Proprietary Co. Ltd.               $  1,153
  55,000 News Corp. Ltd. ADR                               1,540
                                                        --------
                                                           2,693
                                                        --------
 Finland--0.4%
   5,000 Nokia Oyj                                           490
                                                        --------
 France--14.9%
  18,000 Axa-UAP                                           2,333
  12,000 Castorama Dubois Investisse                       2,433
  18,000 Elf Aquitaine S.A.                                2,250
   5,500 Groupe Danone S.A.                                1,610
   6,000 LVMH Moet-Hennessy Louis Vuitton                  1,163
   7,500 Societe Generale                                  1,185
  14,000 Suez Lyonnaise des Eaux                           2,772
   9,000 Total S.A.                                        1,119
  21,000 Valeo S.A.                                        1,803
                                                        --------
                                                          16,668
                                                        --------
 Germany--10.5%
   3,500 Allianz A.G.                                      1,264
  20,000 Deutsche Bank A.G.                                1,239
  45,000 Hoechst A.G.                                      1,938
   2,900 Karstadt A.G.                                     1,364
   3,400 Muenchener Rueckversicherungse                    1,568
  22,000 Siemens A.G.                                      1,535
  25,000 VEBA A.G.                                         1,390
  18,000 Volkswagen A.G.                                   1,469
                                                        --------
                                                          11,767
                                                        --------
 Greece--0.9%
  40,000 Hellenic Telecommunication Organization S.A.      1,001
                                                        --------
 India--0.6%
  60,000 Mahanagar Telephone Nigam Ltd.                      635
                                                        --------
 Ireland--1.5%
  25,000 Elan Corp. PLC ADR*                               1,703
                                                        --------
 Italy--6.0%
  60,000 Assicurazioni Generali*                           2,247
 225,000 ENI S.p.A.                                        1,400
 220,000 Telecom Italia S.p.A.                             1,788
 225,000 Unicredito Italiano S.p.A.                        1,283
                                                        --------
                                                           6,718
                                                        --------
 Japan--15.9%
     440 DDI Corp.                                         1,432
  20,000 Hirose Electric Co. Ltd.                          1,342
  25,000 Jafco Co. Ltd.                                      714
  35,000 Jusco Co. Ltd.                                      668
 180,000 Kirin Brewery Co. Ltd.                            1,871
 130,000 Mitsubishi Estate Co. Ltd.                        1,244
 135,000 Mitsubishi Heavy Industries Ltd.                    506
 150,000 Nikon Corp.                                       1,440
 105,000 Pioneer Electronic Corp.                          1,730
 130,000 Sanwa Bank                                        1,179

 Shares  Description                           Value
----------------------------------------------------------
 135,000 Shiseido Co. Ltd.                    $  1,539
 150,000 Sumitomo Electric Industries            1,635
 330,000 Toshiba Corp.                           1,852
  35,000 Uny Co. Ltd.                              587
                                              --------
                                                17,739
                                              --------
 Netherlands--6.8%
  12,000 Equant N.V.*                              677
  15,000 Getronics N.V.                            658
  23,000 ING Groep N.V.                          1,321
  10,000 Philips Electronics N.V.                  633
  21,000 Unilever N.V.                           1,624
  50,000 Vedior N.V.                             1,023
   8,500 Wolters Kluwer N.V.                     1,625
                                              --------
                                                 7,561
                                              --------
 Singapore--0.7%
 100,000 Development Bank of Singapore Ltd.        759
                                              --------
 South Korea--1.2%
     368 Daewoo Corp.                                1
  15,000 Samsung Display Devices Co.               545
  15,000 Samsung Electronics                       802
                                              --------
                                                 1,348
                                              --------
 Spain--2.8%
  50,000 Argentaria, Caja Postal y Banco         1,168
 115,000 Iberdrola S.A.                          1,910
                                              --------
                                                 3,078
                                              --------
 Sweden--1.7%
 105,000 Astra AB, A Shares                      1,929
                                              --------
 Switzerland--6.7%
   1,500 Novartis A.G.                           2,824
     130 Roche Holding A.G. (Genusss)            1,532
   6,000 Swisscom A.G.*                          2,026
   3.800 UBS A.G.                                1,147
                                              --------
                                                 7,529
                                              --------
 Taiwan--0.7%
 110,000 Acer, Inc.*                               729
                                              --------
 United Kingdom--20.7%
 105,000 Allied Zurich PLC*                      1,508
 100,000 Bass PLC                                1,380
  75,000 BOC Group PLC                           1,090
 260,000 British Sky Broadcasting Group PLC      2,150
 220,000 Diageo PLC                              2,466
  30,000 Glaxo Wellcome PLC                      1,905
 215,000 Marks & Spencer PLC                     1,462
 110,000 Orange PLC*                             1,126
 110,000 Pearson PLC                             1,979
 110,000 PowerGen PLC                            1,521
  55,000 SEMA Group PLC                            449
 590,000 Shell Transport & Trading Co.           3,559
  20,000 Smithkline Beecham PLC*                 1,219
   9,000 Vodafone Group PLC                      1,329
                                              --------
                                                23,143
----------------------------------------------------------
 TOTAL COMMON STOCKS (Cost $92,120)           $105,490
----------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

  Shares/
 Principal
  Amount   Description                                  Value
-------------------------------------------------------------------
 PREFERRD STOCK--0.3%
 Germany
    700    SAP A.G.                                    $    365
-------------------------------------------------------------------
 TOTAL PREFERRED STOCK (Cost $467)                     $    365
-------------------------------------------------------------------
 SHORT-TERM INVESTMENT--3.4%
           Societe Generale, Paris, France
 $3,861      5.375%Due 12/1/98                         $  3,861
-------------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost $3,861)             $  3,861
-------------------------------------------------------------------
 WARRANTS--0.0%
    192    Muenchener Rueckversicherungs-New Shares*   $      8
-------------------------------------------------------------------
 TOTAL WARRANTS (Cost $6)                              $      8
-------------------------------------------------------------------
 TOTAL INVESTMENTS--98.1%
  (Cost $96,454)                                       $109,724
-------------------------------------------------------------------
 Other assets, less liabilities--1.9%                     2,073
-------------------------------------------------------------------
 NET ASSETS--100.0%                                    $111,797
===================================================================

*Non-income producing security.

At November 30, 1998 the Portfolio's investments, excluding the short-term investment, were diversified as follows:

Industry/Sector
-----------------------------------
Auto                           1.3%
Basic Industry                12.9
Capital Goods                  6.6
Consumer Goods                32.2
Financial Services            16.9
Pharmaceuticals/Health Care    1.5
Real Estate                    1.1
Technology                    18.4
Utilities                      1.5
Other                          7.6
-----------------------------------
Total                        100.0%
-----------------------------------

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
Statements of Investments
November 30, 1998
(All amounts in thousands, except shares)

 Shares  Description                             Value
--------------------------------------------------------
                         Small Company Index Portfolio
 COMMON STOCK--83.7%
 Advertising--0.4%
   3,325 Advo, Inc.*                            $     86
   2,700 Catalina Marketing Corp.*                   158
   1,400 CKS Group, Inc.*                             47
   3,200 Getty Images, Inc.*                          55
     100 Grey Advertising, Inc.                       36
   3,200 Ha-Lo Industries, Inc.*                     102
   5,500 Sitel Corp.*                                 14
   1,600 TMP Worldwide, Inc.*                         51
                                                --------
                                                     549
                                                --------
 Aerospace and Defense--0.6%
   4,100 AAR Corp.                                   104
   1,300 Alliant Techsystems, Inc.*                   99
     900 Banner Aerospace, Inc.*                       8
   4,100 BE Aerospace, Inc.*                          97
     700 Curtiss-Wright Corp.                         26
   1,250 Ducommun, Inc.*                              21
   2,000 Fairchild Corp. (The)*                       32
   5,000 GenCorp., Inc.                              123
     900 Heico Corp.*                                 22
   3,400 Kaman Corp.                                  55
   1,700 Kellstrom Industry, Inc.*                    42
     800 L-3 Communications Holdings, Inc.*           37
   1,650 Nichols Research Corp.*                      35
     600 Primex Technologies, Inc.                    24
   2,900 Remec, Inc.*                                 40
     900 Sequa Corp.*                                 57
                                                --------
                                                     822
                                                --------
 Agriculture--0.1%
   5,700 Agribiotech, Inc.*                           74
   1,600 Agribrands International, Inc.*              49
   4,900 Cadiz, Inc.*                                 44
   1,300 Tejon Ranch Co.*                             26
                                                --------
                                                     193
                                                --------
 Airlines--0.5%
   8,200 Airtran Holdings, Inc.*                      33
   3,800 Alaska Airgroup, Inc.*                      142
   6,130 America West Holding Corp., Class B*         87
     400 Amtran, Inc.*                                 9
   3,200 ASA Holdings, Inc.                          109
   1,800 Atlantic Coast Airlines Holdings*            46
   3,700 Mesa Air Group, Inc.*                        30
   1,750 Mesaba Holdings, Inc.*                       33
   2,025 Midwest Express Holdings*                    56
   3,000 Skywest, Inc.                                81
   8,400 Trans World Airlines*                        43
                                                --------
                                                     669
                                                --------

 Shares  Description                                Value
-----------------------------------------------------------
 Apparel--0.6%
   2,800 Authentic Fitness Corp.*                  $     45
   9,000 Burlington Industries, Inc.                     94
     900 Columbia Sportswear Co.*                        20
   2,700 Cone Mills Corp.*                               12
   1,600 Donna Karan International, Inc.*                12
   1,700 Galey & Lord, Inc.*                             18
     900 Guess ?, Inc.*                                   3
   3,900 Hartmarx Corp.*                                 23
   3,150 Kellwood Co.                                    85
   4,900 Nautica Enterprises, Inc.*                      96
   3,700 Nine West Group, Inc.*                          46
   1,800 Oshkosh B'gosh, Inc.                            43
     900 Oxford Industries, Inc.                         26
   3,400 Phillips-Van Heusen Corp.                       24
   2,000 Quiksilver, Inc.*                               49
   4,500 Russell Corp.                                  107
   2,400 St. John Knits, Inc.                            48
   6,800 Stride Rite Corp.                               60
     800 Timberland Co.*                                 33
   6,000 Wolverine World Wide, Inc.*                     82
                                                   --------
                                                        926
                                                   --------
 Auto Manufacturers--0.0%
   3,400 Wabash National Corp.                           64
                                                   --------
 Auto Parts and Equipment--0.8%
   2,400 Aftermarket Technology Corp.*                   14
   3,400 Arvin Industries, Inc.                         143
   2,000 Bandag, Inc.                                    71
   3,200 Borg-Warner Automotive, Inc.*                  160
   2,300 Breed Technologies, Inc.*                       16
   3,100 Delco Remy International, Inc.*                 34
   1,200 Detroit Diesel Corp.*                           25
   1,600 Excel Industries, Inc.                          28
   2,500 Exide Corp.*                                    44
   2,600 Hayes Lemmerz International, Inc.*              82
   5,800 Miller Industries, Inc.*                        28
   2,400 OEA, Inc.*                                      31
   2,500 Simpson Industries                              26
   1,500 Standard Motor Products, Inc.                   34
   2,425 Standard Products Co.                           45
   3,000 Superior Industries International, Inc.         78
   2,525 Titan International, Inc.*                      25
   6,800 Tower Automotive, Inc.*                        155
   2,143 Wynn's International, Inc.                      48
                                                   --------
                                                      1,087
                                                   --------
 Banks--5.7%
   1,000 Alabama National BanCorp.                       26
   4,250 Amcore Financial, Inc.                         100
   1,400 Area Bancshares Corp.                           38
     500 Bancfirst Corp.                                 20
   1,000 Bancfirst Ohio Corp.                            30
   7,300 BancorpSouth, Inc.                             140
   2,400 Bancwest Corp.                                 104

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                           Value
------------------------------------------------------
   1,727 Bank of Granite Corp.                $     49
   2,200 Banknorth Group, Inc.                      73
     808 BOK Financial Corp.                        38
   1,845 Brenton Banks, Inc.                        33
   1,000 BSB BanCorp., Inc.                         29
   1,860 BT Financial Corp.                         52
     500 Capital City Bank Group, Inc.              15
   2,700 Carolina First Corp.                       67
   1,100 Cathay BanCorp., Inc.                      42
   2,285 Centennial BanCorp.*                       41
   1,300 Century South Banks, Inc.                  38
   1,583 Chemical Financial Corp.                   67
   2,108 Chittenden Corp.                           64
   3,650 Citizens Banking Corp.                    118
   1,000 City Holding Co.                           34
   4,576 CNB Bancshares, Inc.                      198
   1,500 Columbia Banking Systems, Inc.*            29
   3,273 Commerce BanCorp., Inc.                   156
   1,100 Community Bank System, Inc.                32
   6,900 Community First Bankshares, Inc.          147
   1,430 Community Trust BanCorp.                   33
   1,200 Corus Bankshares, Inc.                     44
   3,880 Cullen/Frost Bankers, Inc.                208
   1,450 CVB Financial Corp.                        35
   1,300 Evergreen BanCorp., Inc.                   38
     940 F & M BanCorp.                             32
   1,606 F & M BanCorp., Inc.                       51
   3,255 F & M National Corp.                       98
   2,442 F.N.B. Corp.                               69
   1,000 Farmers Capital Bank Corp.                 35
   3,750 First BanCorp. of Puerto Rico             103
   1,200 First Charter Corp.                        21
     900 First Citizens Bancshares, Inc.            77
   1,800 First Commerce Bancshares, Inc.            52
   3,200 First Commonwealth Financial Corp.         78
   3,834 First Financial BanCorp.                  129
   1,389 First Financial Bankshares, Inc.           51
     952 First Financial Corp.                      42
   1,500 First Merchants Corp.                      43
   3,813 First Midwest BanCorp., Inc.              148
   1,400 First Republic Bank Corp.*                 36
   1,574 First Source Corp.                         51
   3,100 First United Bancshares, Inc.              61
   1,632 First Western BanCorp.                     51
     900 Frontier Financial Corp.*                  44
   2,100 GBC BanCorp.                               52
   1,200 Gold Banc Corp., Inc.*                     20
   2,170 Grand Premier Financial, Inc.              28
   1,300 Greater Bay BanCorp.                       45
   1,200 Hamilton BanCorp., Inc.*                   30
   1,410 Hancock Holding Co.                        63
   1,068 Harleysville National Corp.                39
   1,200 Horizon BanCorp., Inc.                     44
   4,012 Hubco, Inc.                               108
   4,981 Imperial BanCorp.*                         77

 Shares  Description                                Value
-----------------------------------------------------------
   1,800 Independent Bank Corp.                    $     28
   1,600 International Bancshares Corp.                  86
   1,000 Investors Financial Services Co.                56
   1,700 Irwin Financial Corp.                           49
   1,533 Jeffbanks, Inc.                                 35
     900 Mahoning National BanCorp.                      29
   2,100 MainStreet Financial Corp.                      90
   1,100 Merchants New York BanCorp.                     39
     400 Michigan Financial Corp.                        14
   1,170 Mid-America BanCorp.                            30
     900 Mississippi Valley Bancshares, Inc.             33
   1,883 N B T BanCorp., Inc.                            47
   2,300 National BanCorp. of Alaska                     71
     800 National City BanCorp.*                         21
   1,769 National City Bancshares, Inc.                  67
   1,885 National Penn Bancshares, Inc.                  61
   4,019 Old National BanCorp.                          209
   1,300 Omega Financial Corp.                           39
   4,831 One Valley BanCorp., Inc.                      159
   1,600 Oriental Financial Group                        49
   1,200 Park National Corp.                            115
     900 Peoples Holding Co. (The)                       29
     600 Pinnacle Banc Group, Inc.                       17
   2,500 Premier Bancshares, Inc.                        58
     600 Prime Banchsares, Inc.                          10
   1,400 Prime BanCorp., Inc.                            27
   3,552 Provident Bankshares Corp.                      95
     600 Republic Banchsares, Inc.*                      11
   3,112 Republic BanCorp.                               52
   1,000 Republic Banking Corp.                          11
   6,916 Republic Security Finl Corp.                    77
   2,800 Riggs National Corp. of Washington D.C.         59
   4,100 S & T BanCorp., Inc.                           109
   1,400 Sandy Springs BanCorp., Inc.                    46
   2,300 Santa Barbara BanCorp.                          58
   1,000 Shoreline Financial Corp.                       26
   1,375 Signal Corp.                                    47
   2,800 Silicon Valley Bancshares*                      70
     800 Simmons First National Corp.                    32
   5,733 Sky Financial Group, Inc.                      174
   3,000 Southwest BanCorp. of Texas                     54
   1,200 Sterling BanCorp.                               25
   3,150 Sterling Bancshares, Inc.                       50
     800 Sterling Financial Corp.                        33
   4,993 Susquehanna Bancshares, Inc.                   111
   2,150 Texas Regional Bancshares                       59
   3,200 Triangle BanCorp., Inc.                         61
   2,400 Trust Co. of New Jersey                         58
   3,955 Trustco Bank Corp.                             111
   2,163 UMB Financial Corp.                             96
   5,700 United Bankshares, Inc.                        163
   1,510 United National BanCorp.                        35
   2,000 US BanCorp., Inc.                               39
   1,000 USB Holding Co., Inc.                           16

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1998
(All amounts in thousands, except shares)

 Shares  Description                              Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 BANKS--Continued
   6,228 UST Corp.                               $    154
   1,900 Vermont Financial Services Corp.              45
   1,500 Washington Trust BanCorp.                     32
   3,050 Wesbanco, Inc.                                84
   2,050 West Coast BanCorp. of Oregon                 44
   6,200 Westamerica BanCorp.                         224
   2,300 Western BanCorp.                              75
   6,200 Westernbank Puerto Rico                       82
   3,275 Whitney Holding Corp.                        121
                                                 --------
                                                    8,023
                                                 --------
 BEVERAGES--0.4%
   5,100 Adolph Coors Co.                             254
   2,600 Beringer Wine Estates Holdings*               95
   2,100 Boston Beer Co., Inc.*                        18
   2,300 Canandaigua Brands, Inc.*                    114
     300 Coca-Cola Bottling Co. Consolidated           17
      98 Farmer Bros. Co.                              19
   1,200 Robert Mondavi*                               44
                                                 --------
                                                      561
                                                 --------
 BIOTECHNOLOGY--1.0%
   4,200 Advanced Tissue Sciences, Inc.*               12
   2,200 Affymetrix, Inc.*                             55
   1,900 Aviron*                                       41
   1,500 Bio-Rad Laboratories, Inc.*                   32
   7,100 Bio-Technology General Corp.*                 48
   3,400 Cell Genesys, Inc.*                           17
   1,500 Entremed, Inc.*                               37
   3,194 Enzo Biochem, Inc.*                           42
   3,300 Human Genome Sciences, Inc.*                 103
   5,100 Icos Corp.*                                  111
   2,600 Idec Pharmaceuticals Corp.*                   87
   3,300 Incyte Pharmaceuticals, Inc.*                103
   2,300 Inhale Therapeutic Systems, Inc.*             74
     300 Lab One, Inc.                                  4
   5,600 Liposome Co., Inc.*                           51
   4,100 Millennium Pharmaceuticals, Inc.*             84
   1,700 Neurogen Corp.*                               29
   4,356 Organogenesis, Inc.*                          58
   2,700 Protein Design Labs, Inc.*                    59
   3,300 Regeneron Pharmaceutical, Inc.*               27
   3,500 Serologicals Corp.*                          103
   1,500 Sugen, Inc.*                                  21
   2,500 Transkaryotic Therapies, Inc.*                56
   2,300 Vical, Inc.*                                  38
                                                 --------
                                                    1,292
                                                 --------
 BUILDING MATERIALS--1.1%
   2,100 Advanced Lighting Technologies, Inc.*         18
     600 Ameron International Corp.                    22
   4,100 Apogee Enterprises, Inc.                      51
     750 Butler MFG Co.                                17
   2,900 Calmat Co.                                    89

 Shares  Description                           Value
------------------------------------------------------
   1,400 Centex Construction Products, Inc.   $     50
   4,500 Comfort Systems USA, Inc.*                 84
   5,100 Dal-Tile International, Inc.*              44
   1,800 Deltic Timber Corp.                        36
   1,950 Elcor Corp.                                60
   2,000 Florida Rock Industries, Inc.              59
   1,800 Genlyte Group, Inc.*                       34
   1,400 Giant Cement Holding, Inc.*                34
   1,600 Holophane Corp.*                           37
   5,600 Homebase, Inc.*                            32
   7,500 Hussmann International, Inc.*             124
   2,600 Juno Lighting, Inc.                        61
   1,500 Lone Star Industries, Inc.                114
   3,200 Modine Manufacturing Co.                  117
   2,600 NCI Building Systems, Inc.*                64
   1,400 Nortek, Inc.*                              38
     600 Puerto Rican Cement Co., Inc.              22
   4,100 Rayonier, Inc.                            174
   1,300 Republic Group, Inc.                       22
     600 Simpson Manufacturing Co., Inc.*           23
   2,350 Thomas Industries, Inc.                    41
   1,900 TJ International, Inc.                     45
   2,200 Universal Forest Products, Inc.*           44
                                              --------
                                                 1,556
                                              --------
 CHEMICALS--1.4%
   9,100 Airgas, Inc.*                              92
   3,100 Albemarle Corp.                            58
     900 Bush Boake Allen, Inc.*                    31
   3,392 Cambrex Corp.                              95
   1,300 Carbide/Graphite Group*                    17
   2,800 Chemfirst, Inc.                            53
   9,100 Ethyl Corp.                                53
   5,400 Ferro Corp.                               151
   1,900 Fuller (H. B.) Co.                         83
   1,300 General Chemical Group, Inc.               22
   3,400 Geon Co.                                   76
   4,500 Georgia Gulf Corp.                         84
   6,500 Hanna (M.A.) Co.                           91
   3,700 Lawter International, Inc.                 31
   1,300 Learonal, Inc.                             29
   3,375 Lilly Industries, Inc.                     63
   2,100 Macdermid, Inc.                            77
   1,200 Mcwhorter Technologies, Inc.*              28
   2,900 Minerals Technologies, Inc.               127
   3,868 Mississippi Chemical Corp.                 61
   3,100 NL Industries, Inc.                        41
   2,200 Octel Corp.*                               32
   3,500 OM Group, Inc.                            127
     900 Penford Corp.                              14
   5,100 Schulman (A.), Inc.                       109
   2,700 Scotts Co. (The)*                          98
   1,900 Spartech Corp.                             38
   1,000 Stepan Co.                                 28
   4,800 Terra Industries, Inc.                     26
   1,600 Tetra Technologies, Inc.*                  20

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                               Value
----------------------------------------------------------
   1,100 Valhi, Inc.                              $     12
   5,000 Wellman, Inc.                                  61
                                                  --------
                                                     1,928
                                                  --------
 COMMERCIAL SERVICES--4.8%
   2,200 Aaron Rents, Inc.*                             34
   1,200 Abacus Direct Corp.*                           69
   2,420 ABM Industries, Inc.                           81
   4,200 ABR Information Services, Inc.*                71
   3,000 Access Health, Inc.*                          108
     900 Administaff, Inc.*                             24
     800 AHL Services, Inc.*                            26
   2,100 Alternative Resources Corp.*                   20
   4,000 American Oncology Resources, Inc.*             45
   2,200 Ameripath, Inc.*                               10
   4,200 Avis Rent A Car, Inc.*                         88
     600 Bacou USA, Inc.*                               11
     347 Berlitz International, Inc.*                   10
   2,500 Big Flower Holdings, Inc.*                     61
   5,000 Billing Concepts Corp.*                        64
   1,900 Borg-Warner Security Corp.*                    35
   1,500 Boron Lepore & Associates, Inc.*               46
   4,000 Budget Group, Inc.*                            50
   5,300 Building One Services Corp.*                   90
   3,500 Caribiner International, Inc.*                 33
   1,300 Carriage Services, Inc.*                       33
   1,700 CDI Corp.*                                     46
   1,700 Central Parking Corp.*                         50
   6,700 Century Business Services, Inc.*               90
   1,300 Chemed Corp.                                   44
   1,900 Coinmach Laundry Corp.*                        31
   2,600 Computer Learning Centers*                     17
   6,907 Concentra Managed Care, Inc.*                  82
   1,900 Cort Business Service Corp.*                   43
   5,150 Crawford & Co.                                 79
   1,200 Crescent Operating, Inc.*                       5
     700 Data Processing Resources, Inc.*               17
   1,400 Data Transmission Network Corp.*               38
   1,100 DBT Online, Inc.*                              19
   8,800 Devry, Inc.*                                  232
   1,000 Diamond Technology Partners, Inc.*             14
   3,500 Dollar Thrifty Automotive Group, Inc.*         44
     700 Duff & Phelps Credit Rating, Inc.              36
   1,300 Education Management, Inc.*                    59
     400 Edutreck International, Inc.*                   3
   3,100 Envoy Corp.*                                  124
   3,000 Equity Corp. International, Inc.*              78
   1,400 F.Y.I., Inc.*                                  44
   1,600 First Consulting Group, Inc.*                  38
     300 Forrester Research, Inc.*                       9
   3,400 Franklin Covey Co.*                            64
   3,600 Group Maintenance American Corp.*              48
   1,000 Hagler Bailly, Inc.*                           18
   1,043 Healthplan Services Corp.                      10
   1,800 Home Choice Holdings, Inc.*                    29
   2,100 Hooper Holmes, Inc.*                           49

 Shares  Description                                 Value
------------------------------------------------------------
   2,900 Horizon Software, Inc.                     $     18
   2,100 Inacom Corp.*                                    44
   2,600 Integrated Electrical Services, Inc.*            50
   6,900 Interim Services, Inc.*                         143
   1,800 International Telcomm Data Systems, Inc.         44
   2,550 Iron Mountain, Inc.*                             75
   2,550 ITT Educational Services, Inc.*                  84
   1,100 Kendle International, Inc.*                      25
   1,300 Kroll-O'Gara Co.*                                40
   3,400 Labor Ready, Inc.*                               74
   1,200 Landauer, Inc.                                   34
   1,700 Lason, Inc.*                                    104
   1,300 Learning Tree International, Inc.*               11
     700 Leasing Solutions, Inc.*                          3
   1,100 Maximus, Inc.*                                   34
   1,100 Mcgrath RentCorp.                                22
  11,500 Medaphis Corp.*                                  33
   3,400 Medquist, Inc.*                                 103
   1,800 Memberworks, Inc.*                               44
   1,200 Meta Group, Inc.*                                30
   4,300 Metamor Worldwide, Inc.*                        102
   1,500 Metzler Group, Inc.*                             62
   2,500 Midas, Inc.                                      78
     900 National Processing, Inc.*                        5
   1,250 NCO Group, Inc.*                                 46
   2,550 NFO Worldwide, Inc.*                             32
   2,300 Norrell Corp.                                    37
   9,690 Nova Corp.*                                     308
   4,100 Novacare Employee Services, Inc.*                25
   9,900 Olsten Corp.                                     74
   1,600 On Assignment, Inc.*                             57
   5,300 Orthodontic Centers of America*                 101
     228 Panavision, Inc.*                                 4
   3,600 Parexel International Corp.*                     94
   2,300 Paymentech, Inc.*                                37
   2,200 Pediatrix Medical Group, Inc.*                  118
   4,800 Personnel Group of America, Inc.*                79
   2,445 Pharmaceutical Product Development*              70
  11,500 Phycor, Inc.*                                    70
   2,500 Phymatrix, Inc.*                                  7
   4,100 Physician Reliance Network, Inc.*                38
   1,100 Pierce Leahy Corp.*                              27
   1,050 Pinkertons, Inc.*                                21
   2,800 Prepaid Legal Services, Inc.*                    73
   3,300 Primark Corp.*                                   83
   1,600 Probusiness Services, Inc.*                      70
   1,600 Profit Recovery Group International*             54
   3,200 Protection One, Inc.*                            31
     600 Remedytemp, Inc.*                                 9
   2,060 Renaissance Worldwide, Inc.*                     15
   3,400 Rental Services Corp.*                           72
   2,200 Renters Choice, Inc.*                            53
   1,400 Rent-Way, Inc.*                                  38
   2,800 Rollins, Inc.                                    48
   5,113 Romac International, Inc.*                       71

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1998
(All amounts in thousands, except shares)

 Shares  Description                            Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 COMMERCIAL SERVICES--Continued
   4,000 Ruddick Corp.                         $     78
   2,100 Rural/Metro Corp.*                          22
     400 S M & A Corp.*                               5
   2,100 Service Experts, Inc.*                      62
   1,200 SOS Staffing Services, Inc.*                 9
   5,900 Sotheby's Holdings, Inc.                   165
   2,400 Staff Leasing, Inc.*                        22
   2,500 Staffmark, Inc.*                            58
   1,050 Strayer Education, Inc.                     39
   1,000 Superior Consultant Holdings, Inc.*         37
   5,575 Sylvan Learning Systems, Inc.*             162
   3,000 Teletech Holdings, Inc.*                    27
   3,000 Trico Marine Services, Inc.*                17
   2,000 Trico Marine Services, Inc.                 52
   3,055 United Rentals, Inc.*                       80
   6,300 USWeb Corp.*                               143
   1,000 Vincam Group, Inc.*                         15
   1,200 Volt Information Sciences, Inc.*            28
   1,500 Wackenhut Corrections Corp.*                41
   1,397 Wackhenut Corp.                             34
     800 Westaff, Inc.*                               5
                                               --------
                                                  6,694
                                               --------
 COMPUTERS--3.6%
   1,700 Anacomp, Inc.*                              24
   3,111 Analysts International Corp.                52
   3,900 Anixter International, Inc.*                64
     500 AnswerThink Consulting Group, Inc.*         10
     700 Apex PC Solutions, Inc.*                    18
     700 ARIS Corp.*                                 11
   1,500 Aspec Technology, Inc.*                      3
   4,175 Avant! Corp.*                               70
   3,600 Axent Technologies, Inc.*                   94
   2,700 BA Merchant Services, Inc.*                 45
   3,066 Banctec, Inc.*                              40
   2,200 Bell & Howell Co.*                          74
   3,400 Bisys Group, Inc.*                         164
   6,300 Checkfree Holdings Corp.*                  102
   1,400 Complete Business Solutions*                34
   2,600 Compucom Systems, Inc.*                     10
   4,500 Computer Horizons Corp.*                   101
     275 Computer Management Sciences*                5
   2,500 Computer Task Group, Inc.*                  68
   1,800 Cotelligent, Inc.*                          33
   2,300 Cylink Corp.*                               19
   7,300 Data General Corp.*                        132
   1,500 DecisionOne Holdings Corp.*                 11
   5,200 Diamond Multimedia Systems*                 34
   7,700 Electronics for Imaging, Inc.*             206
   1,500 Evans & Sutherland CMP Corp.*               29
     800 Factset Research Systems, Inc.*             33
   1,850 Henry (Jack) & Associates                   93
   5,600 HMT Technology Corp.*                       64

 Shares  Description                           Value
------------------------------------------------------
   2,900 Hutchinson Technology*               $     90
   1,300 Hypercom Corp.*                            15
     800 Icon CMT Corp.*                            11
     500 Intelligroup, Inc.*                         8
   6,200 Intergraph Corp.*                          40
   2,900 International Network Services*           158
     700 ISS Group, Inc.*                           26
   7,800 Komag, Inc.*                               57
   1,200 Kronos, Inc.*                              52
     400 Manhattan Associates, Inc.*                 7
   2,900 Mastech Corp.*                             77
   9,000 Mentor Graphics Corp.*                     78
   5,100 Micron Electronics, Inc.*                 116
   2,400 Micros Systems, Inc.*                      68
   4,300 MMC Networks, Inc.*                        56
   3,700 MTI Technology Corp.*                      15
   2,700 MTS Systems Corp.                          35
   4,100 National Computer Systems, Inc.           135
   2,900 Neomagic Corp.*                            55
   4,500 Network Appliance, Inc.*                  338
   1,300 Pomeroy Computer Resources*                25
   1,100 QRS Corp.*                                 46
     800 Radiant Systems, Inc.*                      6
   2,100 Rambus, Inc.*                             186
   6,600 Read-Rite Corp.*                           89
     500 RWD Technologies, Inc.*                    10
   7,500 S3, Inc.*                                  40
   4,100 Safeguard Scientifics, Inc.*              116
   2,800 Sandisk Corp.*                             33
   1,700 SCM Microsystems, Inc.*                   101
   5,600 Security Dynamics Technologies*            85
   6,400 Sequent Computer Systems, Inc.*            82
   3,800 Smart Modular Technologies*                79
   2,000 Splash Technology Holdings*                17
     900 SPR, Inc.*                                 16
   2,500 Sykes Enterprises, Inc.*                   51
     700 Syntel, Inc.*                               9
   5,000 Systems & Computer Technology Co.*         91
   6,025 Technology Solutions Co.*                  56
   2,400 Telxon Corp.*                              65
   3,800 Tyler Corp.*                               25
   6,500 Vanstar Corp.*                             78
     500 Verisign, Inc.*                            20
   2,900 Visual Networks, Inc.*                    101
   6,800 Wang Laboratories*                        173
   4,200 Whittman-Hart, Inc.*                       93
   3,400 Xircom, Inc.*                             103
   5,000 Xylan Corp.*                               91
   2,700 Zebra Technologies Corp.*                  91
                                              --------
                                                 5,058
                                              --------
 CONSUMER PRODUCTS--0.2%
     400 800-Jr Cigar, Inc.*                         6
   1,500 Consolidated Cigar Holdings, Inc.*         17
   6,500 Dimon, Inc.                                53

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                              Value
---------------------------------------------------------
   1,300 General Cigar Holdings, Inc.*           $     13
   5,000 Universal Corp.                              176
                                                 --------
                                                      265
                                                 --------
 COSMETICS AND PERSONAL CARE--0.1%
   1,400 Chattem, Inc.*                                60
   1,000 French Fragrances, Inc.*                       7
   2,123 Natures Sunshine Products, Inc.               33
   4,800 Playtex Products, Inc.*                       74
                                                 --------
                                                      174
                                                 --------
 DISTRIBUTION AND WHOLESALE--0.8%
   2,800 Anicom, Inc.                                  29
   2,800 Aviall, Inc.*                                 34
   1,000 Aviation Sales Co.*                           37
   7,624 Brightpoint, Inc.*                           114
   1,000 CDW Computer Centers, Inc.*                   81
   4,900 Cellstar Corp.*                               32
   4,600 CHS Electronics, Inc.*                        68
   1,600 Daisytek International Corp.*                 25
   2,750 Insight Enterprises, Inc.*                   116
     600 JLK Direct Distribution, Inc.*                 7
   2,300 Keystone Automotive Industries, Inc.*         44
  11,800 Merisel, Inc.*                                34
   2,950 Microage, Inc.*                               52
   2,900 Owens & Minor, Inc. Holding Co.               50
   1,600 Tristar Aerospace Co.*                        12
   1,700 U.S.A. Floral Products, Inc.*                 20
  10,300 Unisource Worldwide, Inc.                     81
   5,400 United Stationers, Inc.*                     143
   2,100 VWR Scientific Products Corp.*                66
   2,800 Watsco, Inc.                                  50
                                                 --------
                                                    1,095
                                                 --------
 DIVERSIFIED FINANCIAL SERVICES--1.4%
   3,150 Aames Financial Corp.*                         6
   3,400 Advanta Corp.                                 35
   1,100 Advest Group, Inc.                            26
   2,600 Affiliated Managers Group*                    70
   9,100 Americredit Corp.*                           126
   1,500 Ameritrade Holding Corp.*                     37
     500 Amplicon, Inc.                                 8
     300 Capital Factors Holdings, Inc.                 5
   3,000 Charter Municipal Mortgage Acceptance         38
   2,500 Cityscape Financial Corp.                      0
   1,900 Conning Corp.                                 33
   1,400 Contifinancial Corp.*                          8
   3,300 Credit Acceptance Corp.*                      22
   1,800 Dain Rauscher Corp.                           67
     600 Delta Financial Corp.*                         3
   4,600 Doral Financial Corp.                         82
   1,700 DVI, Inc.*                                    30
   5,300 E*trade Group, Inc.*                         143
   4,200 Eaton Vance Corp.                            102
   1,900 Everen Capital Corp.                          47
     400 Federal Agricultural Mortgage Co.*            15

 Shares  Description                               Value
----------------------------------------------------------
   1,350 Financial Federal Corp.*                 $     36
   1,600 First Sierra Financial, Inc.*                  14
     600 Firstcity Financial Corp.*                      8
   1,200 Franchise Mortgage Acceptance Corp.*           12
   1,900 Freedom Securities Corp.                       34
   3,500 Friedman, Billings, Ramsey Group*              21
     800 Fund American Enterprise Holdings, Inc        113
   2,600 Hambrecht & Quist, Inc.*                       63
   2,900 Headlands Mortgage Co.*                        48
   1,700 Healthcare Financial Partners*                 56
   3,700 IMC Mortgage Co.*                               2
   4,364 Imperial Credit Industries*                    44
     500 Investment Technology Group*                   26
   2,000 Jefferies Group, Inc.                          93
     900 John Nuveen Co.                                33
   3,200 Long Beach Financial Corp.*                    25
   1,600 Medallion Financial Corp.                      25
   2,846 Metris Cos., Inc.*                             95
   4,037 Morgan Keegan, Inc.                            81
   6,450 Phoenix Investment Partners Ltd.               55
   3,200 Pioneer Group, Inc.*                           58
   3,000 Resource America, Inc.                         36
   2,196 Resource Bancshares MTG Group                  30
      91 Search Financial Services                       0
   1,100 Southern Pacific Funding Corp.                  0
   1,560 Southwest Securities Group                     31
     600 Student Loan Corp.                             27
   6,500 UniCapital Corp.*                              54
   3,020 United Cos. Financial Corp.*                   12
                                                  --------
                                                     2,035
                                                  --------
 ELECTRIC--2.3%
   3,150 Black Hills Corp.                              78
   3,000 Calpine Corp.*                                 72
   2,500 Central Hudson Gas & Electric                 101
   2,000 CilCorp., Inc.                                121
   3,300 Cleco Corp.                                   113
   4,800 CMP Group, Inc.                                86
   2,700 Commonwealth Energy System                    104
   3,000 Eastern Utilities Associates                   74
   8,100 EL Paso Electric Co.*                          75
   2,500 Empire District Electric Co.                   55
   4,650 Hawaiian Electric Industries                  181
   5,500 IdaCorp., Inc.                                192
   2,350 Madison Gas & Electric Co.                     54
   7,775 MDU Resources Group, Inc.                     197
   5,000 Minnesota Power, Inc.                         209
   7,500 Nevada Power Co.                              178
   3,078 Northwestern Corp.                             73
   2,000 Orange & Rockland Utilities                   113
   1,700 Otter Tail Power Co.                           68
   6,100 Public Service Co. of New Mexico              119
   5,700 Rochester Gas & Electric Corp.                175
   4,500 Sierra Pacific Resources                      162
   3,450 Southern Indiana Gas & Electric               116
   1,600 TNP Enterprises, Inc.                          61

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1998
(All amounts in thousands, except shares)

 Shares  Description                             Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 ELECTRIC--Continued
   4,680 Unisource Energy Corp. Holding*        $     70
   2,100 United Illuminating Co.                     105
   8,250 Washington Water Power                      151
   3,500 WPS Resources Corp.                         118
                                                --------
                                                   3,221
                                                --------
 ELECTRICAL COMPONENTS AND EQUIPMENT--1.2%
   1,075 AFC Cable Systems, Inc.*                     32
   2,500 Alpine Group, Inc.*                          39
   4,800 Ametek, Inc.                                100
   4,896 Artesyn Technologies, Inc.*                  82
   2,200 Barnes Group, Inc.                           68
   3,800 Belden, Inc.                                 64
   1,800 C&D Technologies, Inc.                       52
   4,375 Cable Design Technologies Corp.*             81
   4,900 C-Cube Microsystems, Inc.*                  128
   2,168 Electro Rent Corp.*                          26
   1,900 Encore Wire Corp.*                           25
   4,300 Essex International, Inc.*                  139
   3,400 FSI International, Inc.*                     27
   5,400 General Cable Corp.                         103
   3,100 Jabil Circuit, Inc.*                        180
   3,400 Kulicke & Soffa Industries*                  58
   2,900 Littelfuse, Inc.*                            68
   4,000 Royavac Corp.                                93
   1,600 Scotsman Industries, Inc.                    33
   2,175 SLI, Inc.*                                   48
     700 Special Devices, Inc.*                       23
   2,800 Tecumseh Products Co.                       139
   2,900 Vicor Corp.*                                 26
                                                --------
                                                   1,634
                                                --------
 ELECTRONICS--2.2%
   1,000 Aavid Thermal Technologies*                  18
   2,300 Amphenol Corp.*                              75
     900 Analogic Corp.                               32
   1,500 Benchmark Electronics, Inc.*                 38
   3,900 BMC Industries, Inc.*                        24
   4,500 Checkpoint Systems, Inc.*                    60
   3,500 Coherent, Inc.*                              44
   1,400 Cohu, Inc.                                   32
   3,200 Credence Systems Corp.*                      63
   1,609 CTS Corp.                                    57
     676 Cubic Corp.                                  14
   4,200 Cymer, Inc.*                                 63
   3,600 DII Group, Inc.*                             75
   3,300 Dionex Corp.*                               102
   1,100 Dynatech Corp.                                3
   1,700 Electro Scientific Industries, Inc.*         51
   5,900 Fisher Scientific International             109
   5,778 Flowserve Corp.                             103
   4,200 Genrad, Inc.*                                68
  10,500 Gentex Corp.*                               193

 Shares  Description                            Value
-------------------------------------------------------
   2,000 Hadco Corp.*                          $     70
   1,500 Harmon Industries, Inc.                     38
   2,200 Innovex, Inc.                               35
  12,000 Integrated Device Technology, Inc.*         71
   1,300 ITI Technologies, Inc.*                     35
   1,400 Itron, Inc.*                                 9
   5,600 Kemet Corp.*                                79
   4,000 Kent Electronics Corp.*                     57
   2,600 Lo-Jack Corp.*                              24
   5,250 Methode Electronics                         72
   5,600 Mettler Toledo International*              147
   2,000 Micrel, Inc.*                               81
   7,500 Microchip Technology, Inc.*                261
   1,000 Moog, Inc.*                                 29
   2,640 OAK Industries, Inc.*                       82
   1,398 Park Electrochemical Corp.                  27
   5,232 Paxar Corp.*                                55
      57 Perkin-Elmer Corp.                           0
   1,500 Recoton Corp.*                              28
   1,100 Rogers Corp.*                               30
   1,800 Sawtek, Inc.*                               39
   9,800 Sensormatic Electronics Corp.*              80
   2,600 Sipex Corp.*                                84
   1,300 Spectra-Physics Lasers, Inc.*               12
   1,700 Stoneridge, Inc.*                           31
   3,200 Tava Technologies, Inc.*                    18
   2,100 Technitrol, Inc.                            63
   2,300 Thermedics, Inc.*                           24
     400 Thermo Optek Corp.*                          4
     400 Thermoquest Corp.*                           4
   3,300 Trimble Navigation Ltd.*                    29
   1,700 Triumph Group, Inc.*                        57
   1,300 Veeco Instruments, Inc.*                    47
   7,600 Vishay Intertechnology, Inc.*              108
   2,400 Watts Industries                            45
   1,300 Woodward Governor Co.                       33
   2,500 X-Rite, Inc.                                22
                                               --------
                                                  3,154
                                               --------
 ENGINEERING AND CONSTRUCTION--0.4%
   2,400 Dames & Moore Group                         31
   1,800 Dycom Industries, Inc.*                     71
   6,000 Foster Wheeler Corp.                       103
   2,775 Granite Construction, Inc.                  90
   3,100 Insituform Technologies, Inc.*              41
   3,200 Jacobs Engineering Group, Inc.*            121
   4,891 Morrison Knudsen Corp.*                     47
   1,000 Stone & Webster, Inc.                       34
   1,800 URS Corp.*                                  37
                                               --------
                                                    575
                                               --------
 ENTERTAINMENT--1.0%
     900 AMC Entertainment, Inc.*                    15
   1,100 Anchor Gaming*                              56
   4,400 Ascent Entertainment Group*                 35
   6,600 Aztar Corp.*                                33

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                          Value
-----------------------------------------------------
   5,300 Boyd Gaming Corp.*                  $     19
   1,100 Carmike Cinemas, Inc.*                    22
   1,500 Championship Auto Racing Teams*           42
   1,100 Churchill Downs, Inc.                     33
   1,500 Dover Downs Entertainment                 17
     800 GC Companies, Inc.*                       32
   5,900 Grand Casinos, Inc.*                      56
   6,100 Gtech Holdings Corp.*                    153
     900 Harveys Casinos Resorts                   24
   2,900 Hollywood Park, Inc.*                     28
   2,700 International Speedway Corp.*             96
     900 Penske Motorsports, Inc.*                 21
   9,200 Premier Parks, Inc.*                     250
     600 Primadonna Resorts, Inc.*                  5
   2,500 RIO Hotel And Casino, Inc.*               39
   1,500 Scientific Games Holdings, Inc.*          29
   3,400 SFX Entertainment, Inc.*                 170
     500 Silverleaf Resorts, Inc.*                  6
   1,800 Speedway Motorsports, Inc.*               51
   3,100 Station Casinos, Inc.*                    26
   1,300 Steinway Musical Instruments*             30
   4,000 Sunterra Corp.*                           47
     500 Trendwest Resorts, Inc.*                   7
   3,900 Vail Resorts, Inc.*                       98
     900 Vistana, Inc.*                            13
                                             --------
                                                1,453
                                             --------
 ENVIRONMENTAL CONTROL--0.6%
  27,100 Aqua Alliance, Inc., Class A*             54
   5,100 Calgon Carbon Corp.                       37
     900 Casella Waste Systems, Inc.*              28
   7,000 Catalytica, Inc.*                        126
   4,400 Eastern Environmental Services*           96
   2,200 Imco Recycling, Inc.                      33
   2,400 Ionics, Inc.*                             75
   3,900 Metal Management, Inc.*                   12
     500 Mine Safety Appliances Co.                33
  17,220 Safety Kleen Corp.*                       59
   3,300 Superior Services, Inc.*                  61
   3,300 Syntroleum Corp.*                         28
   4,197 Tetra Tech, Inc.*                         88
     750 Thermo Ecotek Corp.*                       8
     400 Waste Industries, Inc.*                    7
  18,400 Wastemasters, Inc.*                       10
                                             --------
                                                  755
                                             --------
 FOOD--1.3%
   2,600 American Italian Pasta Co.*               66
   5,500 Chiquita Brands International             62
   5,200 Corn Products International, Inc.        146
   3,100 Dreyer's Grand Ice Cream, Inc.            42
   6,300 Earthgrains Co.                          202
   5,600 Fleming Companies, Inc.*                  56
   2,600 Great Atlantic & Pacific Tea Co.          71
   2,000 Hain Food Group, Inc.*                    41
   2,200 Imperial Holly Corp.                      19

 Shares  Description                             Value
--------------------------------------------------------
   1,400 Ingles Markets, Inc.                   $     17
   2,500 International Multifoods Corp.               64
   3,300 Lance, Inc.                                  65
   2,000 Michael Foods, Inc.                          50
   1,850 Performance Food Group Co.*                  45
     499 Pilgrims Pride Corp.*                        12
   4,800 RalCorp. Holdings, Inc.*                     84
   7,000 Richfood Holdings, Inc.                     130
   1,100 Riviana Foods, Inc.                          22
     100 Seaboard Corp.                               43
   4,900 Smithfield Foods, Inc.*                     130
   3,800 Smucker (J.M.) Co.                           88
     600 United Natural Foods, Inc.*                  15
   7,500 Universal Foods Corp.                       186
   3,700 Vlasic Foods International*                  80
   1,600 Wild Oats Markets, Inc.*                     46
   2,300 Zapata Corp.                                 18
                                                --------
                                                   1,800
                                                --------
 FOREST PRODUCTS AND PAPER--0.5%
   3,500 Buckeye Technologies, Inc.*                  68
   3,700 Caraustar Industries, Inc.                   98
   2,800 Chesapeake Corp.*                            97
   3,700 Glatfelter (P.H.) Co.                        48
   4,300 Potlatch Corp.                              163
   1,770 Rock-Tenn Co.                                29
   2,100 Schweitzer-Mauduit International             38
   8,491 Wausau-Mosinee Paper Corp.                  143
                                                --------
                                                     684
                                                --------
 GAS--1.7%
   8,400 AGL Resources, Inc.                         181
   4,450 Atmos Energy Corp.                          136
   2,000 Bay State Gas                                79
   1,300 Colonial Gas Co.                             45
   1,500 Connecticut Energy Corp.                     42
   3,000 Eastern Enterprises                         122
   3,800 Energen Corp.                                68
   4,433 Indiana Energy, Inc.                        100
   2,600 Laclede Gas Co.                              65
   2,600 New Jersey Resources                        101
   1,450 North Carolina Natural Gas                   47
   3,600 Northwest Natural Gas Co.                   102
   1,900 NUI Corp.                                    46
   4,600 Oneok, Inc.                                 160
   1,500 Pennsylvania Enterprises, Inc.               37
   5,200 Peoples Energy Corp.                        196
   4,476 Piedmont Natural Gas Co.                    157
   2,950 Public Service Co. of North Carolina         72
   2,087 SEMCO Energy, Inc.                           34
   1,120 South Jersey Industries                      29
   2,619 Southern Union Co.*                          53
   4,400 Southwest Gas Corp.                         105
   3,600 Southwestern Energy Co.                      27
   4,800 UGI Corp.                                   117
   6,400 Washington Gas Light Co.                    163

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1998
(All amounts in thousands, except shares)

 Shares  Description                        Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 GAS--Continued
   5,500 Wicor, Inc.                       $    120
   1,550 Yankee Energy Systems, Inc.             45
                                           --------
                                              2,449
                                           --------
 HAND AND MACHINE TOOLS--0.6%
   5,875 Applied Power, Inc.*                   209
   4,893 Baldor Electric                         98
     668 Franklin Electric Co., Inc.             44
   1,400 Hardinger, Inc.                         27
   7,200 Lincoln Electric Holdings, Inc.        169
   5,700 Milacron, Inc.                         115
   3,100 Regal Beloit                            78
   1,800 SPX Corp.*                             104
   1,000 Starrett (L.S.) Co.                     31
                                           --------
                                                875
                                           --------
 HEALTH CARE--3.1%
   3,200 Acuson Corp.*                           45
   2,900 Adac Laboratories*                      75
   6,600 Alaris Medical, Inc.*                   35
   2,300 Alternative Living Services*            62
   1,300 American Homepatient, Inc.*              3
   2,500 American Retirement Corp.*              39
   6,100 Apria Healthcare Group, Inc.*           43
   2,000 Arrow International, Inc.               57
   2,200 Assisted Living Concepts, Inc.*         28
   4,500 Ballard Medical Products                98
   1,400 Brookdale Living Communities*           24
   1,600 Capital Senior Living Corp.*            20
   1,400 Carematrix Corp.*                       39
   1,700 Centennial HealthCare Corp.*            26
     800 Closure Medical Corp.*                  18
   2,800 Columbia Laboratories, Inc.*            11
   2,250 Conmed Corp.*                           61
   2,200 Cooper Companies, Inc.*                 47
   8,550 Covance, Inc.*                         214
   8,600 Coventry Health Care, Inc.*             64
   1,900 Curative Health Services, Inc.*         55
   2,300 Cytyc Corp.*                            46
   1,900 Datascope Corp.*                        42
   1,700 Diagnostic Products Corp.               44
   4,900 Express Scripts, Inc.*                 270
   5,200 Genesis Health Ventures*                50
   3,400 Haemonetics Corp.*                      77
   2,700 Hanger Orthopedic Group, Inc.*          65
   3,300 Henry Schein, Inc.*                    117
   2,000 Hologic, Inc.*                          26
   5,200 Idexx Laboratories, Inc.*              135
   1,600 Igen International, Inc.*               43
   1,200 Impath, Inc.*                           46
   3,500 Invacare Corp.*                         84
   5,700 Laboratory Corp. of America*             7
   1,571 Life Technologies, Inc.                 58
   1,200 Lifecore Biomedical, Inc.*              10

 Shares  Description                        Value
---------------------------------------------------
     330 LTC Healthcare, Inc.              $      1
   4,600 Magellan Health Services*               43
  10,427 Mariner Post-Acute Network*             45
   2,100 Maxxim Medical, Inc.*                   57
     135 MEDIQ, Inc.                              1
   3,464 Mentor Corp.                            64
   7,000 MID Atlantic Medical Services*          62
   1,100 Minimed, Inc.*                          78
   1,100 National Healthcare Corp.*              17
   9,200 Novacare, Inc.*                         29
   1,200 Novoste Corp.*                          20
   4,600 Oakley, Inc.*                           45
   1,400 Ocular Sciences, Inc.*                  32
   1,800 OEC Medical, Inc.*                      50
  11,800 Oxford Health Plans*                   131
   1,000 Perclose, Inc.*                         27
   1,200 Province Healthcare Co.*                38
  10,325 PSS World Medical, Inc.*               214
   4,400 Quest Diagnostics, Inc.*                79
   5,950 Renal Care Group, Inc.*                160
   1,750 Res-Care, Inc.*                         42
   2,100 Resmed, Inc.*                           72
   4,055 Respironics, Inc.*                      77
   1,600 Sabratek Corp.*                         27
   3,500 Sierra Health Services*                 80
   3,600 Sola International, Inc.*               57
   7,880 Sun Healthcare Group, Inc.*             41
   2,100 Sunrise Assisted Living, Inc.*          91
   2,900 Sunrise Medical, Inc.*                  37
   2,800 Techne Corp.*                           53
     600 Thermo Bioanalysis Corp.*                6
   2,700 Thermo Cardiosystems, Inc.*             31
   1,600 Thermolase Corp.*                        8
   1,350 Thermotrex Corp.*                       14
     800 Trex Medical Corp.*                      8
   1,900 United Wisconsin Services, Inc.         14
   8,800 Vencor, Inc.*                           40
   2,000 Ventana Medical Systems*                43
   2,000 Visx, Inc.*                            146
     700 Vital Signs, Inc.                       12
   1,600 Wesley Jessen Visioncare*               38
   1,823 West Co., Inc.                          55
   1,200 Xomed Surgical Products, Inc.*          53
                                           --------
                                              4,422
                                           --------
 HOLDING COMPANIES--DIVERSIFIED--0.1%
   2,320 Triarc Companies, Inc.*                 37
   6,000 Walter Industries, Inc.*                86
                                           --------
                                                123
                                           --------
 HOME BUILDERS--1.0%
   1,812 American Homestar Corp.*                30
   2,900 Cavalier Homes, Inc.                    31
   6,004 Champion Enterprises, Inc.*            134
   2,600 Coachmen Industries, Inc.               59
   1,100 Crossmann Cmntys, Inc.*                 28

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                           Value
------------------------------------------------------
   5,158 DR Horton, Inc.                      $     97
   6,700 Fairfield Communities, Inc.*               72
   5,800 Kaufman & Broad Home Corp.                146
   2,700 MDC Holdings, Inc.                         50
   1,200 Monaco Coach Corp.*                        36
   1,500 National RV Holdings, Inc.*                40
   1,400 NVR L.P.*                                  55
   6,850 Oakwood Homes*                            102
   2,820 Palm Harbor Homes, Inc.*                   73
   3,600 Pulte Corp.                                92
   2,200 Ryland Group, Inc.                         58
   1,100 Skyline Corp.                              36
   3,700 Standard-Pacific Corp.                     36
     983 Thor Industries, Inc.                      23
   3,500 Toll Brothers, Inc.*                       85
   1,979 U S Home Corp.*                            63
   2,100 Webb (DEL E.) Corp.                        56
   1,900 Winnebago Industries                       23
                                              --------
                                                 1,425
                                              --------
 HOME FURNISHINGS--0.4%
   1,900 Bassett Furniture Industries               48
   1,500 Bush Industries                            25
   4,800 Fedders Corp.                              27
   2,710 Harman International                      116
   5,300 Kimball International                     102
   7,800 La-Z-Boy, Inc.                            131
     400 Meadowcraft, Inc.*                          4
   2,400 O'Sullivan Industries Holdings*            24
     900 Parkervision, Inc.*                        22
   2,200 Polycom, Inc.*                             39
   3,200 Windmere-Durable Holdings*                 20
                                              --------
                                                   558
                                              --------
 HOUSEHOLD PRODUCTS AND WARES--0.6%
   2,350 American Business Products, Inc.           52
   3,080 Brady Corp.                                79
   4,300 Central Garden and Pet Co.*                69
   2,700 Church & Dwight, Inc.                      93
     900 CSS Industries, Inc.*                      27
   1,100 DAY Runner, Inc.*                          24
   1,200 Fossil, Inc.*                              33
   2,400 Gibson Greetings, Inc.*                    26
   4,600 Harland (John H.) Co.                      70
   1,300 Hunt Corp.                                 18
   5,400 Jostens, Inc.                             127
   1,900 New England Business Service, Inc.         61
   1,600 Russ Berrie & Co., Inc.                    36
   1,900 Standard Register Co.                      56
   6,200 Wallace Computer Services, Inc.           139
                                              --------
                                                   910
                                              --------
 HOUSEWARES--0.2%
   2,400 Enesco Group, Inc.                         58
   2,600 Libbey, Inc.                               80
   7,757 Metromedia International Group *           34

 Shares  Description                               Value
----------------------------------------------------------
   1,090 Mikasa, Inc.                             $     12
   1,000 National Presto Industries, Inc.               41
   2,050 Oneida Ltd.                                    37
   1,900 Toro Co.                                       50
                                                  --------
                                                       312
                                                  --------
 INSURANCE--3.3%
   1,700 Acceptance Insurance Companies, Inc.*          33
   3,600 Alfa Corp.                                     79
   1,124 American Annuity Group, Inc.                   26
   2,400 American Heritage Life Investment Corp         59
   1,200 American Medical Security Group                17
   3,400 Amerin Corp.*                                  84
   2,549 Amerus Life Holdings, Inc.                     56
   2,600 Argonaut Group, Inc.                           65
   3,400 ARM Financial Group, Inc.                      73
   1,700 Baldwin & Lyons, Inc.                          36
   1,900 Blanch (EW) Holdings, Inc.                     76
   3,200 Capital Re Corp.                               63
   1,200 Capitol Transamerica Corp.                     21
   1,200 Chartwell RE Corp.                             33
   2,000 Chicago Title Corp.                            94
     900 Citizens Corp.                                 30
   3,300 Cmac Investment Corp.                         159
   2,400 CNA Surety Corp.*                              35
   3,800 Commerce Group, Inc.                          130
   2,181 Delphi Financial Group*                       102
   3,600 Enhance Financial Services Group              106
   1,500 Executive Risk, Inc.*                          81
   4,600 FBL Financial Group, Inc.                     113
   2,783 Fidelity National Financial, Inc.              91
   7,250 First American Financial                      222
   2,600 Foremost Corp. of America                      53
   1,400 Fpic Insurance Group, Inc.*                    51
   5,134 Frontier Insurance Group, Inc.                 73
   2,500 Gallagher, Arthur J. & Co.                    116
   1,400 Guarantee Life Companies, Inc.                 26
   1,700 Harleysville Group, Inc.                       37
   5,500 HCC Insurance Holdings, Inc.                  102
   1,900 Highlands Insurance Group*                     24
   1,800 Hilb, Rogal & Hamilton Co.                     34
   4,350 HSB Group, Inc.                               180
     500 Kansas City Life Insurance Co.                 41
   2,200 Landamerica Financial Group, Inc.             135
   1,600 Liberty Corp.                                  78
   1,700 Life RE Corp.                                 160
   3,100 Life USA Holding, Inc.                         40
     600 Markel Corp.*                                 100
     700 Meadowbrook Insurance Group                    11
   3,175 Medical Assurance, Inc.*                       96
     600 Midland Co.                                    15
   2,400 MMI Companies, Inc.                            39
   2,200 NAC Re Corp.                                  105
     300 National Western Life Insurance*               36
     500 Nymagic, Inc.                                  11
   2,200 Pennsylvania Manufacturers Corp.               42

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1998
(All amounts in thousands, except shares)

 Shares  Description                            Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 INSURANCE--Continued
     900 Penn Treaty American Corp.*           $     25
   2,900 PennCorp. Financial Group, Inc.*             3
     900 Philadelphia Consolidated Holdings*         19
   1,525 POE & Brown, Inc.                           53
   3,300 Presidential Life Corp.                     59
   1,751 Pxre Corp.                                  39
   3,700 Reinsurance Group of America               242
   1,900 Risk Capital Holdings, Inc.*                41
   1,181 RLI Corp.                                   43
   1,800 Scpie Holdings, Inc.                        55
   4,300 Selective Insurance Group                   81
   1,900 State Auto Financial Corp.                  23
   1,000 Stewart Information Services                49
   6,300 TIG Holdings, Inc.                          89
   1,650 Trenwick Group, Inc.                        52
   2,000 Triad Guaranty, Inc.*                       45
   5,500 UICI*                                      109
   1,050 United Fire & Casualty Co.                  39
   1,500 Vesta Insurance Group, Inc.                  9
   3,300 W.R. Berkley Corp.                         111
   1,400 Zenith National Insurance Corp.             34
                                               --------
                                                  4,709
                                               --------
 INVESTMENT COMPANIES--0.0%
     700 PEC Israel Economic Corp.*                  17
                                               --------
 IRON AND STEEL--0.9%
   6,700 AK Steel Holding Corp.                     129
   2,700 Arch Coal, Inc.                             52
  13,300 Armco, Inc.*                                52
  19,006 Bethlehem Steel Corp.*                     157
   4,100 Birmingham Steel Corp.                      20
   2,900 Carpenter Technology                       102
   1,600 Citation Corp.*                             22
   1,700 Cleveland-Cliffs, Inc.                      65
     900 Gibraltar Steel Corp.*                      18
   7,200 Inland Steel Industries, Inc.              132
   1,700 J & L Specialty Steel, Inc.                 11
   3,300 Lone Star Technologies*                     32
  14,600 LTV Corp.                                   80
   3,100 National Steel Corp.                        23
   3,200 Oregon Steel Mills, Inc.                    41
   1,550 Reliance Steel & Aluminum                   47
   1,600 Roanoke Electric Steel Corp.                23
   1,000 Rouge Industries, Inc.                       8
     600 Schnitzer Steel Industries, Inc.            11
     600 Shiloh Industries, Inc.*                     9
   5,200 Steel Dynamics, Inc.*                       71
   3,100 Texas Industries, Inc.                      90
   2,400 WHX Corp.*                                  25
                                               --------
                                                  1,220
                                               --------

 Shares  Description                             Value
--------------------------------------------------------
 LEISURE TIME--0.3%
     500 Ambassadors International, Inc.*       $      9
   1,000 American Classic Voyager*                    15
   2,200 American Skiing Co.*                         20
   3,500 Bally Total Fitness Holding*                 83
   1,400 Coleman Co., Inc.*                           13
   2,850 Family Golf Centers, Inc.*                   59
   1,617 K2, Inc.                                     18
   1,800 North Face, Inc.*                            23
   1,500 Pegasus Systems, Inc.*                       33
   3,400 Polaris Industries, Inc.                    119
   1,200 Travel Services International, Inc.*         27
                                                --------
                                                     419
                                                --------
 LODGING--0.3%
   5,600 Choice Hotels International, Inc.*           64
  10,500 Extended Stay America, Inc.*                105
   3,800 Florida Panthers Holdings*                   43
   2,600 Homestead Village, Inc.*                     17
   3,359 Marcus Corp.                                 51
   7,700 Prime Hospitality Corp.*                     67
   4,100 RED Roof Inns, Inc.*                         70
   2,500 Servico, Inc.*                               16
   1,300 Suburban Lodges of America*                  10
                                                --------
                                                     443
                                                --------
 MACHINERY--CONSTRUCTION AND MINING--0.3%
   1,100 Astec Industries, Inc.*                      57
   1,850 Commercial Intertech Corp.                   29
   3,200 Global Industries Technologies*              27
   5,900 Global Industries Technologies*              97
   2,500 Kuhlman Corp.                                70
   2,525 Manitowoc Co.                               100
   2,600 Terex Corp.*                                 73
                                                --------
                                                     453
                                                --------
 MACHINERY--DIVERSIFIED--1.2%
     900 Advanced Energy Industries*                  16
   2,623 Albany International Corp.                   50
   1,200 Allied Products                               9
   3,200 Applied Industrial Technology, Inc.          45
   3,500 Briggs & Stratton                           177
   2,450 Chart Industries, Inc.                       19
   5,000 Cognex Corp.*                                83
   1,700 Columbus Mckinnon Corp.                      31
   1,300 DT Industries, Inc.*                         24
   2,500 Esterline Technologies Corp.*                52
   2,050 Gardner Denver Machinery, Inc.*              33
   2,900 Gerber Scientific, Inc.                      73
   1,300 Gleason Corp.                                25
   2,145 Graco, Inc.                                  60
   2,800 Helix Technology Corp.                       34
   4,325 Idex Corp.                                  117
   6,000 Imation Corp.*                               98
   2,600 Integrated Process Equipment*                27
   1,800 Iteq, Inc.*                                   4

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                             Value
--------------------------------------------------------
   1,850 Lindsay Manufacturing Co.              $     28
   3,900 Magnetek, Inc.*                              44
   2,600 Motivepower Industries, Inc.*                79
   1,000 Nacco Industries                             87
   2,000 Nordson Corp.                                96
   1,500 Omniquip International, Inc.*                20
   4,000 Presstek, Inc.*                              31
   2,500 PRI Automation, Inc.*                        60
   1,148 Robbins & Myers, Inc.                        23
   1,100 Sauer, Inc.                                  10
   1,700 Specialty Equipment Companies, Inc.*         40
   2,000 Speedfam International, Inc.*                30
   4,100 Stewart & Stevenson Services                 41
   1,400 Tennant Co.                                  48
   1,200 Thermo Fibertek, Inc.*                        7
   5,300 Unova, Inc.*                                 90
                                                --------
                                                   1,711
                                                --------
 MEDIA--2.0%
   1,100 Entertainment, Inc.                           8
   2,200 Ackerley Group, Inc.*                        39
   2,500 Adelphia Communications*                     87
   6,200 American Media, Inc.*                        29
   4,300 Banta Corp.                                 114
   5,400 Bowne & Co., Inc.                            90
   1,600 CD Radio, Inc.*                              61
   4,600 Century Communications*                     112
   1,600 Consolidated Graphics, Inc.*                 92
   1,300 COX Radio, Inc.*                             50
   1,700 Emmis Communications Corp.*                  59
   3,000 Gaylord Entertainment Co.*                   88
     700 Gray Communication System*                   12
   5,600 Hollinger International, Inc.                72
   3,600 Houghton Mifflin Co.                        151
   2,100 Jones Intercable, Inc.*                      65
   1,600 Journal Register Co.*                        26
   6,500 LEE Enterprises                             182
   4,900 Mail-Well, Inc.*                             63
   3,275 Mcclatchy Co.                               108
   3,400 Media General, Inc.                         161
   2,008 Merrill Corp.                                34
   1,100 Metro Networks, Inc.*                        42
   1,200 On Command Corp.*                            10
   2,700 Paxson Communications Corp.*                 20
   1,200 Pegasus Communications Corp.*                20
   2,600 Petersen Cos., Inc.*                         62
   2,500 Playboy Enterprises*                         39
   1,900 Scholastic Corp.*                            90
   3,400 Spelling Entertainment Group*                25
   7,400 TCI Satellite Entmnt Group*                   8
   5,800 United International Holdings, Inc.*         98
     600 United Television, Inc.                      66
   5,400 Valassis Communications, Inc.*              232
     300 Value Line, Inc.                             12
   3,300 Westwood One, Inc.*                          87
   3,800 Wiley (John) & Sons                         131

 Shares  Description                        Value
---------------------------------------------------
   5,600 World Color Press, Inc.*          $    167
   1,400 Young Broadcasting Corp.*               50
                                           --------
                                              2,862
                                           --------
 METAL FABRICATE AND HARDWARE--0.6%
   1,656 Castle (A.M.) & Co.                     32
   2,100 Chase Industries, Inc.*                 25
   1,966 Commercial Metals Co.                   50
   2,800 Intermet Corp.                          38
   4,800 Kaydon Corp.                           170
   1,800 Ladish Co., Inc.*                       18
     800 Lawson Products                         18
   1,800 Maverick Tube Corp.*                    10
   4,100 Metals USA, Inc.*                       38
   5,200 Mueller Industries, Inc.*              119
   2,500 NS Group, Inc.*                         14
   3,600 Precision Castparts Corp.              159
   2,100 Quanex Corp.                            38
   2,800 ROHN Industries, Inc.                    8
     600 Ryerson Tull, Inc.*                      7
     800 Shaw Group, Inc. (The)*                  7
     500 Special Metals Corp.*                    5
   2,900 Valmont Industries                      47
   2,100 Wolverine Tube, Inc.                    47
   2,900 Wyman-Gordon Co.*                       45
                                           --------
                                                895
                                           --------
 METALS--DIVERSIFIED--0.4%
   5,400 Asarco, Inc.                           105
   2,400 Brush Wellman, Inc.                     39
   1,800 Century Aluminum Co.                    15
   1,400 Commonwealth Industries, Inc.           13
   8,100 Hecla Mining Co.*                       34
   4,300 Kaiser Aluminum Corp.*                  28
     500 Maxxam, Inc.*                           24
   2,100 RTI International Metals, Inc.*         32
   3,700 Southern Peru Limited                   43
   3,000 Stillwater Mining Co.*                 110
   3,200 Titanium Metals Corp.                   32
     500 Tremont Corp.                           18
                                           --------
                                                493
                                           --------
 MINING--0.2%
   3,500 Amcol International Corp.               37
  33,700 Battle Mountain Gold Co.*              158
   4,517 Getchell Gold Corp.*                    74
                                           --------
                                                269
                                           --------
 MISCELLANEOUS MANUFACTURER--1.5%
   2,100 ACX Technologies, Inc.*                 27
   4,500 Aptargroup, Inc.                       126
   3,050 Arctic Cat, Inc.                        32
  12,600 Aura Systems, Inc.*                     17
   3,600 Blount International, Inc.              83
   3,550 Clarcor, Inc.                           67
   1,500 CPI Corp.                               32

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1998
(All amounts in thousands, except shares)

 Shares  Description                     Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 MISCELLANEOUS MANUFACTURER--Continued
   2,350 Cuno, Inc.*                    $     35
   3,400 Dexter Corp.                        109
   5,600 Donaldson Co., Inc.                 112
   6,700 Federal Signal Corp.                164
   2,100 Foamex International, Inc.*          24
   2,700 Furon Co.                            46
     711 General Electric Co.                 64
   4,500 Griffon Corp.*                       43
   2,100 Heska Corp.*                         13
   2,200 Hexcel Corp.*                        20
   2,500 Justin Industries                    32
   2,300 Lydall, Inc.*                        29
   8,000 Mark IV Industries, Inc.            135
   5,400 Mascotech, Inc.                      87
   2,400 Matthews International Corp.         72
   2,694 Myers Industries, Inc.               61
     300 NCH Corp.                            17
   3,900 Polymer Group, Inc.*                 41
   4,600 Roper Industries, Inc.               85
   1,200 Samsonite Corp.*                      8
   2,700 Scott Technologies, Inc.*            42
   2,100 Smith (A.O.) Corp.                   52
   1,528 SPS Technologies, Inc.*              87
   1,700 Standex International Corp.          40
   2,900 Sturm Ruger & Co., Inc.              37
   2,700 Synetic, Inc.*                      114
   3,000 Tredegar Industries, Inc.            70
   2,500 Westinghouse Air Brake Co.*          55
   1,600 Zoltek Cos., Inc.*                   17
                                        --------
                                           2,095
                                        --------
 OFFICE FURNISHINGS--0.1%
   2,100 Knoll, Inc.*                         57
     660 Virco Manufacturing                  14
                                        --------
                                              71
                                        --------
 OFFICE AND BUSINESS EQUIPMENT--0.0%
     900 General Binding Corp.                34
                                        --------
 OIL AND GAS PRODUCERS--1.5%
   1,500 Atwood Oceanics, Inc.*               28
   4,640 Barrett Resources Corp.*            113
     800 Belco Oil & Gas Corp.*                5
   4,300 Benton Oil & Gas Co.*                16
   2,700 Berry Petroleum                      35
   3,900 Brown (Tom), Inc.                    39
   3,300 Cabot Oil & Gas Corp.                51
   7,154 Chesapeake Energy Corp.              10
   2,300 Cliffs Drilling Co.                  36
   2,900 Comstock Resources, Inc.*            11
   5,700 Cross Timbers Oil Co.                65
   3,300 Devon Energy Corp.                  109
  18,600 Enserch Exploration, Inc.            66
   1,900 Forcenergy, Inc.*                     8

 Shares  Description                            Value
-------------------------------------------------------
   4,900 Forest Oil Corp.*                     $     42
   4,100 Frontier Oil Corp.*                         23
  21,400 Grey Wolf, Inc.*                            21
  19,600 Harken Energy Corp.*                        55
   7,400 Helmerich & Payne                          128
     678 Holly Corp.                                 11
   1,200 Houston Exploration Co.*                    21
   2,500 HS Resources, Inc.*                         22
   3,700 KCS Energy, Inc.*                           15
  18,400 Kelley Oil & Gas Corp.*                     17
   2,856 Louis Dreyfus Natural Gas*                  37
   7,800 Marine Drilling Co., Inc.*                  68
   4,776 Meridian Resource Corp.*                    19
   3,000 Mitchell Energy & Development               39
   4,700 Newfield Exploration Co.*                   92
   2,900 Nuevo Energy Co.*                           43
   9,100 Parker Drilling Co.*                        34
   4,600 Patterson Energy, Inc.*                     22
     800 Penn Virginia Corp.                         17
   2,500 Plains Resources, Inc.*                     44
   5,500 Pogo Producing Co.                          64
   7,400 Pride International, Inc.*                  56
   5,300 Quaker State Corp.                          76
   2,600 Range Resources Corp.                       11
     800 Rutherford-Moran Oil Corp.*                  2
  15,000 Santa Fe Energy Resources*                 115
   9,200 Seagull Energy Corp.*                       75
   4,900 Snyder Oil Corp.                            63
   1,600 St. Mary Land & Exploration                 30
   2,000 Stone Energy Corp.*                         60
   2,220 Swift Energy Co.*                           21
   4,700 Tesoro Petroleum Corp.*                     63
   5,300 Titan Exploration, Inc.*                    39
   1,400 Transtexas Gas Corp.*                        3
   5,400 Vintage Petroleum, Inc.                     56
   2,030 Wd-40 Co.                                   63
                                               --------
                                                  2,159
                                               --------
 OIL AND GAS SERVICES--0.5%
     600 CAL Dive International, Inc.*               10
     400 Carbo Ceramics, Inc.                         8
   2,100 Daniel Industries                           23
   1,800 Friede Goldman International, Inc.*         23
     900 Gulf Island Fabrication, Inc.*               7
   4,200 Hanover Compressor Co.*                     95
   5,900 Input/Output, Inc.*                         48
   1,900 IRI International Corp.*                     8
   2,700 KEY Energy Group*                           17
   1,000 Lufkin Industries, Inc.                     20
   9,860 Newpark Resources*                          73
   3,400 Oceaneering International, Inc.*            42
     500 Omni Energy Services Corp.*                  5
   3,100 Pool Energy Services Co.*                   35
   2,000 RPC, Inc.                                   16
   1,900 Seacor Smit, Inc.*                          91
   3,300 Seitel, Inc.*                               44

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                        Value
---------------------------------------------------
   2,600 Superior Energy Services*         $      8
   6,700 Tuboscope, Inc.*                        56
   1,500 UTI Energy Corp.*                       13
   3,100 Veritas DGC, Inc.*                      45
                                           --------
                                                687
                                           --------
 PACKAGING AND CONTAINERS--0.6%
   4,500 Ball Corp.                             192
     900 Bway Corp.*                             15
   3,900 Earthshell Corp.*                       53
   5,700 First Brands Corp.                     213
   7,500 Gaylord Container Corp.                 39
   2,100 Greif Brothers Corp.                    68
   2,700 Ivex Packaging Corp.*                   53
   7,600 Longview Fibre Co.                      86
   3,150 Shorewood Packaging Corp.*              47
   1,700 Silgan Holdings, Inc.*                  47
                                           --------
                                                813
                                           --------
 PHARMACEUTICALS--2.9%
   1,200 Advance Paradigm, Inc.*                 38
   4,600 Agouron Pharmaceuticals, Inc.*         201
   1,500 Algos Pharmaceuticals Corp.*            41
   2,800 Alkermes, Inc.*                         51
      76 Alpha 1 Biomedicals, Inc.                0
   2,500 Alpharma, Inc., Class A                 90
   3,100 Amerisource Health Corp.*              198
   1,000 Andrx Corp.*                            40
   4,400 AxyS Pharmaceuticals, Inc.*             25
   1,300 Barr Laboratories, Inc.*                55
   2,333 Bindley Western Industries*             90
   1,000 Biomatrix, Inc.*                        49
   2,080 Block Drug Co.                          78
   3,200 Carter-Wallace, Inc.                    57
   3,900 Cephalon, Inc.*                         29
   1,600 Chirex, Inc.*                           29
   3,500 COR Therapeutics, Inc.*                 41
   2,000 Coulter Pharmaceutical, Inc.*           57
   6,800 Dura Pharmaceuticals, Inc.*             88
   2,700 Fuisz Technologies Ltd.*                33
   1,900 Geltex Pharmaceuticals, Inc.*           45
  11,600 Gensia Sicor, Inc.*                     54
   4,500 Gilead Sciences, Inc.*                 140
   2,400 Guilford Pharmaceuticals, Inc.*         34
   1,766 Herbalife International, Inc.           21
   3,600 Imclone Systems*                        38
   3,400 Immune Response Corp.*                  44
   3,900 Isis Pharmaceuticals, Inc.*             44
  14,400 Ivax Corp.*                            137
   3,400 Jones Pharma, Inc.                     122
   1,950 KV Pharmaceutical Co.*                  42
   5,458 Ligand Pharmaceuticals, Inc.*           54
   2,700 Macrochem Corp.*                        21
   2,700 Medicis Pharmaceutical*                170
   3,400 Medimmune, Inc.*                       227
     900 Miravant Medical Technologies*          14

 Shares  Description                          Value
-----------------------------------------------------
   7,800 Nbty, Inc.*                         $     48
   2,000 NCS Healthcare, Inc.*                     41
   4,200 Nexstar Pharmaceuticals, Inc.*            42
   1,000 Omega Protein Corp.*                       9
   2,400 Pathogensis Corp.*                       115
   3,150 Patterson Dental Co.*                    131
   9,400 Perrigo Co.*                              79
   1,800 Pharmacyclics, Inc.*                      31
  10,000 PharMerica, Inc.*                         41
   1,800 Priority Healthcare Corp.*                66
   3,700 Roberts Pharmaceutical Corp.*             91
   2,400 Sangstat Medical Corp.*                   58
     600 Schein Pharmaceutical, Inc.*               8
   5,600 Scios, Inc.*                              42
   3,900 Sepracor, Inc.*                          324
   4,600 Sequus Pharmaceuticals, Inc.*             91
   1,400 Supergen, Inc.*                            9
   3,800 Theragenics Corp.*                        52
   2,800 Triangle Pharmaceuticals, Inc.*           31
   3,200 Twinlab Corp.*                            53
   3,600 US Bioscience, Inc.*                      27
   3,700 Vertex Pharmaceuticals, Inc.*             88
   3,000 Veterinary Centers of America*            55
   1,400 Viropharma, Inc.*                         16
   4,000 Vivus, Inc.*                              12
   1,100 Weider Nutrition International             7
   5,100 Zila Pharmaceuticals, Inc.*               38
   1,700 Zonagen, Inc.*                            33
                                             --------
                                                4,135
                                             --------
 PIPELINES--0.2%
     600 Aquila Gas Pipeline Corp.*                 5
   5,400 Equitable Resources, Inc.                159
   3,200 Transmontaigne, Inc.*                     48
   3,100 Western Gas Resources, Inc.               29
                                             --------
                                                  241
                                             --------
 REAL ESTATE--0.5%
     700 Avatar Holdings, Inc.*                    11
   1,800 Castle & Cooke, Inc.*                     28
   1,900 CB Richard Ellis Services, Inc.*          34
   2,000 Forest City Enterprises, Class A          49
     962 Getty Realty Corp.                        13
   2,900 Grubb & Ellis Co.*                        24
   1,933 Insignia Financial Group, Inc.*           26
   2,400 Lasalle Partners, Inc.                    68
   3,800 LNR Property Corp.*                       74
     265 Merry Land Properties, Inc.                1
     344 Reckson Services Industries, Inc.          1
   5,900 Security Capital Group, Inc.*             87
   4,200 Trammell Crow Co.*                       101
   8,000 Ventas, Inc.*                             96
   2,500 Wellsford Real Properties, Inc.*          23
                                             --------
                                                  636
                                             --------

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1998
(All amounts in thousands, except shares)

 Shares  Description                              Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 REITS--6.1%
     470 Alexander's, Inc.*                      $     37
   1,600 Alexandria Real Estate Equities               49
   3,400 American Health Properties                    77
   2,000 Amli Residential Properties                   43
   2,600 Anthracite Capital, Inc.                      19
     759 Apartment Investment & Management Co.         30
     200 Archstone Communities Trust                    4
   2,500 Associated Estates Realty                     32
   3,300 Bedford Property Investors                    59
   5,400 Berkshire Realty Co.                          51
   2,500 Boykin Lodging Co.                            33
   3,503 Bradley Real Estate Trust                     72
   4,900 Brandywine Realty Trust                       88
   6,424 Bre Properties, Inc., Class A                155
   4,700 Burnham Pacific Property, Inc.                61
   2,700 Cabot Industrial Trust                        57
   6,533 Camden Property Trust                        168
   3,100 Capital Automotive                            41
   8,975 Capstead Mortgage Corp.*                      30
   3,300 CBL & Associates Properties                   83
   3,200 CCA Prison Realty Trust                       78
   2,600 Centerpoint Properties Corp.                  88
   2,800 Centertrust Retail Properties                 33
   3,100 Chateau Communities, Inc.                     89
   2,300 Chelsea GCA Realty, Inc.                      78
   3,800 Colonial Properties Trust                    103
   4,300 Commercial NET Lease Realty                   61
   6,300 Cornerstone Realty Income Trust               67
   3,700 Cousins Properties, Inc.                     114
   5,900 Criimi MAE, Inc.                              22
   3,400 Crown American Realty                         27
   8,400 Developers Divers Realty                     162
   6,400 Dynex Capital, Inc.                           30
   2,400 Eastgroup Properties                          45
   2,000 Entertainment Properties Trust                37
   5,300 Equity Inns, Inc.                             54
   2,100 Essex Property Trust, Inc.                    65
   5,800 Federal Realty Investment Trust              139
   9,433 Felcor Lodging Trust, Inc.                   225
   5,500 First Industrial Realty Trust                133
   4,600 First Union Real Estate                       27
   7,200 Franchise Finance Corp. of America           177
   3,700 Gables Residential Trust                      92
   5,300 General Growth Propeties                     201
   4,600 Glenborough Realty Trust, Inc.                98
   3,500 Glimcher Realty Trust                         59
   1,100 Golf Trust of America, Inc.                   29
   2,600 Great Lakes Reit, Inc.                        41
   4,500 Health Care Property Investors               142
   4,100 Health Care Reit, Inc.                        93
   6,099 Healthcare Realty Trust, Inc.                140
   2,300 Home Properties of NY, Inc.                   57
     299 Horizon Group Properties, Inc.                 1

 Shares  Description                                  Value
-------------------------------------------------------------
   5,300 Hospitality Properties Trust                $    138
   3,000 IMPAC Mortgage Holdings, Inc.                     15
   5,100 Imperial Credit Commerical Mortgage               50
   4,700 Innkeepers USA Trust                              52
   4,600 IRT Property Co.                                  46
   2,700 Irvine Apartment Communities                      72
   4,650 JDN Realty Corp.                                  96
   1,900 JP Realty, Inc.                                   42
   4,100 Kilroy Realty Corp.                               92
   3,900 Koger Equity, Inc.                                62
   1,700 LaSalle Hotel Properties                          23
   2,400 Laser Mortgage Management, Inc.                   14
   2,500 Lexington Corporate Properties                    33
   4,100 LTC Properties, Inc.                              69
   4,300 Macerich Co. (The)                               114
   3,100 Manufactured Home Communities                     76
   4,600 Meridian Industrial Trust                        111
   6,742 Meristar Hospitality Corp.*                      131
   2,000 MGI Properties, Inc.                              56
   2,800 Mid-America Apartment Communities                 68
   2,100 Mills Corp.                                       45
   1,800 National Golf Properties, Inc.                    52
   3,400 National Health Investors                         90
   6,400 Nationwide Health Properties, Inc.               143
  12,880 New Plan Excel Realty Trust                      282
   2,600 Ocwen Asset Investment Corp.                      14
   2,918 Omega Healthcare Investors                        89
   2,600 Pacific Gulf Properties, Inc.                     50
   1,500 PAN Pacific Retail Properties, Inc.               30
   1,600 Parkway Properties, Inc.                          48
   1,700 Pennsylvania Real Estate Investment Trust         34
   5,800 Prentiss Properties Trust                        126
     309 Price Enterprises, Inc.                            2
     500 Prime Group Realty Trust                           8
   6,197 Prime Retail, Inc.                                65
   3,500 PS Business Parks, Inc.                           81
   3,900 Realty Income Corp.                               98
   5,900 Reckson Associates Realty                        136
   1,800 Redwood Trust, Inc.                               26
   2,000 Regency Realty Corp.                              47
   3,300 RFS Hotel Investors, Inc.                         47
   4,200 Shurgard Storage Centers, Inc.                   111
   3,500 SL Green Realty Corp.                             75
   2,500 Charles E. Smith Residential Realty, Inc.         74
   1,800 Sovran Self Storage, Inc.                         46
   2,100 Storage Trust Realty                              47
   4,100 Storage USA, Inc.                                130
   3,100 Summit Properties, Inc.                           54
   2,500 Sun Communities, Inc.                             81
   5,500 Sunstone Hotel Investors, Inc.                    58
     700 Tanger Factory Outlet Centers, Inc.               16
   5,700 Taubman Centers, Inc.                             79
   3,200 Thornburg Mortgage Asset Corp.                    28
   2,500 Tower Reallty Trust, Inc                          47
   2,300 Town & Country Trust                              35

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                             Value
--------------------------------------------------------
   3,300 Trinet Corporate Realty Trust          $     88
  15,200 United Dominion Realty Trust                164
   1,400 Urban Shopping Centers, Inc.                 46
   2,500 Walden Residential Props, Inc.               52
   5,200 Washington Reit                              91
   2,900 Weeks Corp.                                  83
   3,900 Weingarten Realty Investment                177
   2,500 Western Investment Real Estate Trust         29
   4,400 Westfield America, Inc.                      77
                                                --------
                                                   8,557
                                                --------
 RETAIL--4.3%
   1,168 99 Cents Only Stores*                        50
   5,900 Advantica Restaurant Group, Inc.*            38
   2,000 American Eagle Outfitters*                  120
   3,400 Ames Department Stores, Inc.*                81
   2,900 Ann Taylor Stores Corp.*                     96
   3,700 Applebees International, Inc.                76
   4,112 Avado Brands, Inc.*                          32
   1,100 Barnett, Inc.*                               14
   1,000 Blair Corp.                                  18
   6,100 BOB Evans Farms                             148
   1,800 Boise Cascade Corp.*                         20
   2,600 Brown Group, Inc.                            47
     700 Brylane, Inc.*                               11
   1,000 Buckle, Inc.*                                26
   6,740 Buffets, Inc.*                               79
   2,880 Burlington Coat Factory Warehouses*          42
   7,700 Casey's General Stores, Inc.*               107
   3,700 Cash America Investments, Inc.*              62
   2,400 Cato Corp.                                   33
   1,300 CDnow, Inc.*                                 31
   2,650 CEC Entertainment, Inc.*                     79
  14,700 Charming Shoppes*                            61
   2,400 Cheesecake Factory (The)*                    62
   1,900 Childrens Place*                             35
   5,950 Claire's Stores, Inc.                       101
   1,500 Coldwater Creek, Inc.*                       18
   2,000 Cole National Corp.*                         31
   2,428 Consolidated Products, Inc.*                 50
   1,400 Copart, Inc.*                                32
  15,400 Corporate Express, Inc.*                     90
   1,300 Cost Plus, Inc.*                             43
   2,800 CSK Auto, Inc.*                              78
   1,900 Dave & Buster's, Inc.*                       37
     300 Delia*s, Inc.*                                2
   1,300 Discount Auto Parts*                         32
   2,800 Dress Barn, Inc.*                            41
   2,500 Duane Reade, Inc.*                          100
   3,700 Eagle Hardware & Garden*                    104
   1,900 Elder-Beerman Stores Corp.*                  27
   6,900 Fingerhut Cos., Inc.                         77
   2,600 Finish Line*                                 24
     800 Finlay Enterprises*                           6
   5,100 Foodmaker, Inc.*                             99

 Shares  Description                         Value
----------------------------------------------------
   3,600 Footstar, Inc.*                    $     88
   1,300 Fred's, Inc.                             18
   1,400 Friedman's, Inc.*                        14
   1,100 Gadzooks, Inc.*                           8
   1,800 Garden Ridge Corp.*                      14
   3,800 Genesco, Inc.*                           21
   1,300 Genesis Direct, Inc.*                     9
     440 Genovese Drug Stores                     13
   2,500 Global Directmail Corp.*                 49
   2,700 Goody's Family Clothing, Inc.*           30
   1,800 Group 1 Automotive, Inc.*                31
   2,500 Guitar Center, Inc.*                     57
   3,500 Gymboree Corp.*                          23
   3,000 Hancock Fabrics, Inc.                    25
   4,600 Handleman Co.*                           55
  17,100 Hanover Direct, Inc.*                    42
   1,300 Haverty Furniture                        25
   8,800 Heilig-Meyers Co.                        62
   3,700 Hollywood Entertainment Corp.*           89
   4,200 Host Marriott Services Corp.*            46
   3,300 Hughes Supply, Inc.                      92
   1,400 Ihop Corp.*                              56
   2,500 Jo-Ann Stores, Inc.*                     39
   3,550 Just For Feet, Inc.*                     80
     700 K & G Men's Center, Inc.*                 7
   1,100 Kenneth Cole Productions, Inc.*          20
   3,800 Landry's Seafood Restaurant*             31
   2,100 Land's End, Inc.*                        47
   5,700 Linens 'N Things, Inc.*                 175
   5,700 Lone Star Steakhouse & Saloon*           43
   4,500 Longs Drug Stores, Inc.                 160
   3,400 Luby's Cafeterias, Inc.                  54
   2,800 Maxim Group, Inc. (The)*                 55
   3,012 Men's Wearhouse, Inc.*                   76
   3,700 Michaels Stores, Inc.*                   67
   5,100 Micro Warehouse, Inc.*                  140
   1,300 Movado Group, Inc.                       26
   5,200 Musicland Stores Corp.*                  88
   1,700 N2K, Inc.*                               28
   1,100 NPC International, Inc.*                 13
     500 Onsale, Inc.*                            31
   2,000 O'Reilly Automotive, Inc.*               91
   3,075 Pacific Sunwear of California*           46
   2,950 Papa John's International, Inc.*        124
   1,200 Party City Corp.*                        20
   3,050 Petco Animal Supplies, Inc.*             31
  17,000 Petsmart, Inc.*                         146
     500 PJ America, Inc.*                        10
   5,400 Planet Hollywood International*          16
   3,450 Rainforest Cafe, Inc.*                   24
   2,600 Regis Corp.                              87
   4,200 Ruby Tuesday, Inc.*                      78
   6,100 Ryan's Family STK Houses, Inc.*          69
   1,950 Sbarro, Inc.*                            51
   3,800 Shopko Stores, Inc.*                    123

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1998
(All amounts in thousands, except shares)

 Shares  Description                          Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 RETAIL--Continued
   1,200 Smart & Final, Inc.                 $     13
   2,750 Sonic Corp.*                              54
  21,000 Southland Corp.*                          43
   3,400 Spiegel, Inc.*                            13
   4,700 Spiegel, Inc.                             31
   3,900 Stage Stores, Inc.*                       45
   4,000 Stein Mart, Inc.*                         34
   6,200 Sunglass HUT International, Inc.*         37
   1,000 Syms Corp.*                               10
   1,700 Talbots, Inc.                             43
   1,500 Tcby Enterprises, Inc.                    12
   2,250 Trans World Entertainment                 52
   2,300 United Auto Group, Inc.*                  31
   1,400 Urban Outfitters, Inc.*                   20
   1,700 Value City Dept Stores, Inc.*             17
   1,400 West Marine, Inc.*                        16
   1,600 Wet Seal, Inc.*                           44
   1,600 Wilmar Industries, Inc.*                  28
   5,400 Zale Corp.*                              155
                                             --------
                                                6,021
                                             --------
 SAVINGS AND LOANS--1.9%
   1,980 Albank Financial Corp.                   134
   2,600 Anchor BanCorp. Wisconsin, Inc.           52
     900 Andover BanCorp., Inc.                    29
   5,700 Arcadia Financial Ltd.*                   20
   2,300 Bank Plus Corp.*                          10
   5,400 Bankatlantic BanCorp. Inc                 43
   1,800 Bankunited Financial Corp.*               15
   3,000 Bay View Capital Corp.                    63
   2,000 Brookline BanCorp., Inc.                  24
   1,200 CFSB BanCorp., Inc.                       28
   8,894 Commercial Federal Corp.                 204
   2,254 Commonwealth BanCorp., Inc.               34
   1,300 D & N Financial Corp.                     30
   1,700 Dime Community Bancshares                 46
   3,006 Downey Financial Corp.                    78
   2,300 First Federal Capital Corp.               38
   2,000 First Financial Holdings, Inc.            38
   1,357 First Indiana Corp.                       26
   1,600 First Liberty Financial Corp.             35
   4,695 First Source BanCorp., Inc.               38
   1,720 First Washington BanCorp., Inc.           36
   2,900 Firstfed Financial Corp.*                 51
     700 Flagstar BanCorp., Inc.                   17
   2,106 Harbor Florida Bancshares, Inc.           23
   1,200 Harris Financial, Inc.                    18
   1,300 Haven BanCorp., Inc.                      22
  11,100 Independence Community Bank              157
   3,050 Interwest BanCorp., Inc.                  74
   1,300 Jefferson Savings BanCorp., Inc.          19
   1,200 JSB Financial, Inc.                       63
   3,000 Local Financial Corp.*                    26
   4,988 MAF BanCorp., Inc.                       128

 Shares  Description                           Value
------------------------------------------------------
   2,100 Northwest BanCorp., Inc.             $     21
   1,600 Ocean Financial Corp.                      25
   2,000 PBOC Holdings, Inc.*                       22
   5,200 Peoples BanCorp., Inc.                     52
   2,400 PFF BanCorp., Inc.*                        37
   2,650 Queens County BanCorp., Inc.               80
   1,200 Reliance BanCorp., Inc.                    35
   3,900 Richmond County Financial Corp.            64
   6,100 Roslyn BanCorp., Inc.                     114
   1,000 SIS BanCorp., Inc.                         47
   5,919 St. Paul BanCorp., Inc.                   125
   6,600 Staten Island BanCorp., Inc.              137
   2,300 TR Financial Corp.                         86
   5,600 Webster Financial Corp.                   155
   1,118 WestCorp.                                  10
     400 Wilshire Financial Services Group*          0
   1,500 WSFS Financial Corp.                       25
                                              --------
                                                 2,654
                                              --------
 SEMICONDUCTORS--1.9%
   2,800 Actel Corp.*                               47
   5,400 Amkor Technologies, Inc.*                  34
   3,400 Applied Micro Circuits Corp.*             114
     900 Artisan Components, Inc.*                  10
   2,200 ATMI, Inc.*                                42
   2,875 Burr-Brown Corp.*                          68
   9,700 Cirrus Logic, Inc.*                       119
  13,300 Cypress Semiconductor Corp.*              135
   4,100 Dallas Semiconductor Corp.                155
     700 Dupont Photomasks, Inc.*                   26
   2,900 Electroglas, Inc.*                         42
   3,100 Etec Systems, Inc.*                       102
   4,100 General Semiconductor, Inc.                42
   7,600 International Rectifier Corp.*             71
   1,500 Kopin Corp.*                               21
   5,600 Lam Research Corp.*                       100
   3,300 Lattice Semiconductor Corp.*              122
   5,200 Level One Communications, Inc.*           161
   2,400 Marshall Industries*                       62
   2,900 MEMC Electronics Materials*                27
   5,000 Novellus Systems, Inc.*                   248
   5,300 OAK Technology, Inc.*                      21
   3,100 Photronics, Inc.*                          62
   3,837 Pioneer Standard Electronics               42
   2,200 Plexus Corp.*                              66
   4,500 PMC-Sierra, Inc.*                         242
   1,300 Qlogic Corp.*                             133
   1,800 SDL, Inc.*                                 40
   1,800 Semtech Corp.*                             53
   4,800 Silicon Valley Group, Inc.*                59
   1,500 Siliconix, Inc.*                           29
   3,100 Ultratech Stepper, Inc.*                   58
   3,600 Unitrode Corp.*                            61
   6,400 Vlsi Technology, Inc.*                     73
                                              --------
                                                 2,687
                                              --------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                          Value
-----------------------------------------------------
 SHIPBUILDING--0.2%
   1,400 Avondale Industries, Inc.*          $     39
   4,250 Halter Marine Group, Inc.*                29
   5,200 Newport News Shipbuilding                146
                                             --------
                                                  214
                                             --------
 SOFTWARE--5.7%
   2,200 3Dfx Interactive, Inc.*                   28
   6,200 Acclaim Entertainment, Inc.*              59
   7,120 Acxiom Corp.*                            168
     600 Advantage Learning Systems, Inc.*         33
     800 Advent Software, Inc.*                    31
   1,200 Alydaar Software Corp.*                   11
   6,200 American Management Systems*             183
   1,340 Applied Graphics Technologies*            17
   2,500 Aspect Development, Inc.*                 84
   3,600 Aspen Technology, Inc.*                   51
   3,400 Avid Technology, Inc.*                    81
   1,300 Avt Corp. Communication*                  30
   1,600 Barra, Inc.*                              42
   7,500 BEA Systems, Inc.*                        90
   2,400 Black Box Corp.*                          84
   4,176 Boole & Babbage, Inc.*                   132
   2,500 Broadvision, Inc.*                        67
   1,700 Business Records Holding                  32
   3,700 CCC Information Services Group*           41
   3,800 Cerner Corp.*                            100
   2,100 Choicepoint, Inc.*                       122
   3,200 Clarify, Inc.*                            58
   2,600 CMG Information Services, Inc.*          202
   1,300 CNET, Inc.*                               69
   2,100 Concentric Network Corp.*                 60
   1,900 Concord Communications, Inc.*             84
   3,800 CSG Systems International*               238
   2,300 Datastream Systems, Inc.*                 23
   1,700 Dataworks Corp.*                          13
   1,100 Deltek Systems, Inc.*                     19
   2,700 Dendrite International, Inc.*             52
   1,400 Dialogic Corp.*                           31
   1,800 Digi International, Inc.*                 23
   1,700 Documentum, Inc.*                         72
   2,100 Doubleclick, Inc.*                        85
   2,000 Earthlink Network, Inc.*                 122
   1,000 Engineering Animation, Inc.*              39
   3,900 Excite, Inc.*                            191
   1,800 Exodus Communications, Inc.*              61
   1,500 Fair Issac & Co., Inc.*                   60
   4,300 Filenet Corp.*                            37
   4,400 General Magic, Inc.*                      23
   1,300 Genesys Telecomm Labs, Inc.               37
   1,200 Great Plains Software, Inc.*              47
   3,800 Gt Interactive Software Corp.*            23
   1,400 H.T.E., Inc.*                             13
   4,375 Harbinger Corp.*                          38
   3,800 HNC Software*                            125

 Shares  Description                           Value
------------------------------------------------------
   4,385 Hyperion Solutions Corp.*            $    142
   1,400 IDX Systems Corp.*                         57
   1,700 IMRglobal Corp.*                           36
   4,500 Indus International, Inc.*                 22
   3,900 Industri-Matematik International*          24
   4,300 Information Resources, Inc.*               36
  22,500 Informix Corp.*                           122
   3,600 Infoseek Corp.*                           123
   4,100 InfoUSA, Inc.*                             23
   7,500 Inprise Corp.*                             42
   1,550 Inspire Insurance Solutions, Inc.*         52
   2,700 Integrated Systems, Inc.*                  27
   3,100 Inter-Tel, Inc.*                           74
   2,900 JDA Software Group, Inc.*                  23
   5,400 Legato Systems, Inc.*                     258
   5,650 Lycos, Inc.*                              333
   5,000 Macromedia, Inc.*                         140
   2,900 Manugistics Group, Inc.*                   25
   2,200 Mapics, Inc.*                              43
   1,500 Medical Manager Corp.*                     42
   2,200 Mercury Interactive Corp.*                101
     900 Metro Information Services, Inc.*          23
   1,500 Micromuse, Inc.*                           34
   4,173 Midway Games, Inc.*                        42
   2,300 Mindspring Enterprises, Inc.*             148
     400 Mobius Management Systems, Inc.*            5
   5,000 National Data Corp.                       187
   2,150 National Instruments Corp.*                62
     600 Network Solutions, Inc.*                   39
   1,000 New ERA of Networks, Inc.*                 74
   1,400 Objective Systems Integrator*               6
   3,300 Open Market, Inc.*                         57
     800 Pegasystems, Inc.*                          5
   1,100 Peregrine Systems, Inc.*                   41
   1,200 Pinnacle Systems, Inc.*                    40
   3,500 Platinum Software Corp.*                   37
   1,800 Preview Travel, Inc.*                      34
   2,500 Progress Software Corp.*                   63
   1,000 Project Software & Development*            30
   6,300 Psinet, Inc.*                             118
   1,000 QAD, Inc.*                                  4
   2,500 Quadramed Corp.                            60
  12,685 Rational Software Corp.*                  288
   1,300 RealNetworks, Inc.*                        50
   3,300 Remedy Corp.*                              34
     900 Sanchez Computer Associates*               27
   1,400 Sapient Corp.*                             65
   1,600 SCB Computer Technology, Inc.*             13
   1,500 Schawk, Inc.                               21
   1,900 SEI Investments Co.                       175
   4,000 Shiva Corp.*                               23
   4,400 Software AG Systems, Inc.*                 85
   1,900 Sportsline USA, Inc.*                      33
   1,400 SS&C Technologies, Inc.*                   16
   5,300 Structural Dynamics Research*              92

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1998
(All amounts in thousands, except shares)

 Shares  Description                              Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 SOFTWARE--Continued
  11,800 Sybase, Inc.*                           $     85
   8,100 Symantec Corp.*                              162
   4,850 System Software Associates, Inc.*             33
   4,000 Transaction Systems Architects, Inc.*        152
   2,600 Transition Systems, Inc.*                     26
   2,800 Uscs International, Inc.*                     90
   3,800 Vantive Corp.*                                32
     700 Verio, Inc.*                                  13
   2,300 Viasoft, Inc.*                                17
   3,600 Visio Corp.*                                 127
   2,400 Wavephore, Inc.*                              19
   3,125 Wind River Systems*                          146
                                                 --------
                                                    8,009
                                                 --------
 TELECOMMUNICATION EQUIPMENT--1.6%
   2,800 Adtran, Inc.*                                 69
   4,000 Allen Telecom, Inc.*                          28
  13,690 American Tower Corp.*                        316
   3,400 Antec Corp.*                                  63
   7,400 Aspect Telecommunications*                   140
   4,100 Associated Group, Inc.*                      154
   5,200 Cellnet Data Systems, Inc.*                   30
     500 Com21, Inc.*                                   9
   5,600 Commscope, Inc.*                              85
   1,250 Davox Corp.*                                   9
   6,800 Digital Microwave Corp.*                      40
   5,900 DSP Communications, Inc.*                     88
     800 Excel Switching Corp.*                        21
   2,700 Geotel Communications Corp.*                  74
   9,100 Glenayre Technologies, Inc.*                  56
   7,100 Interdigital Communications Corp.*            34
   1,800 Metromedia Fiber Network, Inc.*               93
   1,300 Natural Microsystems Corp.*                   14
   3,200 Network Equipment Technologies*               36
   2,200 North Pittsburgh Systems, Inc.                31
     900 OmniAmerica, Inc.*                            22
     300 Optical Cable Corp.*                           4
   5,000 Pagemart Wireless, Inc.*                      30
  10,300 Pairgain Technologies, Inc.*                 104
   6,400 P-Com, Inc.*                                  24
   5,600 Picturetel Corp.*                             40
   2,400 Plantronics, Inc.*                           158
     500 Powerwave Technologies, Inc.*                  7
   3,700 Premisys Communications, Inc.*                55
   8,700 SkyTel Communications, Inc.*                 182
   1,175 Superior Telecom, Inc.                        51
   5,000 Tekelec*                                      77
   1,600 Westell Technologies, Inc.*                   10
   3,300 World Access, Inc.*                           67
                                                 --------
                                                    2,221
                                                 --------

 Shares  Description                               Value
----------------------------------------------------------
 TELECOMMUNICATIONS--1.6%
   1,500 Aerial Communications, Inc.*             $      6
   2,100 American Mobile Satellite Corp.*               10
   3,300 APAC Telecommunications, Corp.*                21
   1,700 California Microwave*                          21
   2,350 Cellular Communications International,        146
   1,600 Cellular Communications of Puerto Rico         24
   2,200 Centennial Cellular Corp.*                     88
   3,000 Commnet Cellular, Inc.*                        31
   1,166 Commonwealth Telephone Enterprise*             32
   1,300 CoreComm Limited                               19
   1,800 Echostar Communications Corp.*                 70
   1,000 Electric Lightwave, Inc.*                       6
   5,300 General Communication*                         21
   6,700 ICG Communications, Inc.*                     154
   2,400 IDT Corp.*                                     46
   7,500 ITC Deltacom, Inc.*                           118
   3,900 IXC Communications, Inc.*                     107
   1,900 LCC International, Inc.*                        8
   1,800 Mastec, Inc.                                   42
   4,000 Metrocall, Inc.*                               18
     400 MGC Communications, Inc.*                       2
   3,400 MRV Communications, Inc.*                      22
   1,400 Norstan, Inc.*                                 21
   6,033 NTL, Inc.*                                    336
   4,500 Omnipoint Corp.*                               40
   1,200 Pacific Gateway Exchange, Inc.*                54
   2,400 PLD Telekom, Inc.*                              6
   2,200 Powertel, Inc.*                                30
   4,900 Premiere Technologies, Inc.*                   24
   4,900 RCN Corp.*                                     83
   2,100 Smartalk Teleservices, Inc.*                   10
   3,100 Star Telecommunications, Inc.*                 42
     900 Telegroup, Inc.*                                2
   5,900 Tel-Save, Inc.*                                70
   1,350 Transaction Network Services, Inc.*            32
     700 US LEC Corp.*                                   8
   5,100 US Satellite Broadcasting Co.*                 39
   3,800 Vanguard Cellular Systems, Inc.*               87
   2,600 West Teleservices Corp.*                       29
  11,100 Western Wireless Corp., Class A *             201
   5,800 Winstar Communications, Inc.*                 162
                                                  --------
                                                     2,288
                                                  --------
 TELEPHONE--0.2%
   5,200 Aliant Communications, Inc.                   148
   1,900 CFW Communications Co.                         40
   7,000 E.spire Communications, Inc.*                  56
   3,100 Primus Telecommunications*                     39
   2,600 USN Communications, Inc.*                       1
                                                  --------
                                                       284
                                                  --------
 TEXTILES--0.3%
   8,900 Collins & Aikman Corp.*                        47
   1,000 Culp, Inc.                                      9
   2,100 DAN River, Inc.*                               17
   2,750 G & K Services, Inc.*                         139

See accompanying notes to financial statements.

--------------------------------------------------------------------------------


 Shares  Description                                    Value
---------------------------------------------------------------
   2,797 Guilford Mills, Inc.                          $     40
   6,800 Interface, Inc.                                     85
   1,100 Pillowtex Corp.                                     37
   1,500 Quaker Fabric Corp.*                                10
   1,700 Springs Industries, Inc.                            66
   1,300 Unifirst Corp.                                      29
                                                       --------
                                                            479
                                                       --------
 Toys, Games and Hobbies--0.1%
   2,100 Action Performance Companies, Inc.*                 77
   2,600 Department 56*                                      89
     800 Marvel Enterprises, Inc.*                            5
     600 Media Arts Group, Inc.*                              9
                                                       --------
                                                            180
                                                       --------
 Transportation Services--1.4%
   5,050 Air Express International Corp.                    112
   1,200 Airnet Systems, Inc.*                               18
   5,800 Alexander & Baldwin, Inc.                          133
   3,100 American Freightways Corp.*                         28
   3,000 Arnold Industries, Inc.                             43
   1,300 Atlas Air, Inc.*                                    60
   6,000 C.H. Robinson Worldwide, Inc.                      135
   1,900 Circle International Group                          33
   3,500 Coach USA, Inc.*                                    99
   3,100 Consolidated Freightways Corp.*                     39
   1,000 Covenant Transport, Inc.*                           17
   1,200 Dispatch Management Services Co.*                    7
   1,200 Eagle USA Airfreight, Inc.*                         23
   3,600 Expeditors International of Washington Inc.        139
   1,700 Florida East Coast Industries                       58
   3,400 Fritz Cos., Inc.*                                   33
   8,800 Greyhound Lines, Inc.*                              53
     900 Gulfmark offshore, Inc.*                            14
   2,539 Heartland Express, Inc.*                            43
   1,600 Hvide Marine, Inc.*                                 10
   3,200 J.B. Hunt Transport Services, Inc.                  61
   3,100 Kirby Corp.*                                        62
   2,500 Kitty Hawk, Inc.*                                   26
     900 Knight Transportation, Inc.*                        17
   1,600 Landstar System, Inc.*                              66
   1,300 MS Carriers, Inc.*                                  32
   3,200 offshore Logistics*                                 40
   4,000 Overseas Shipholding Group                          63
   2,900 Pittston Bax Group                                  25
   2,300 Roadway Express, Inc.                               34
   3,650 Swift Transportation Co., Inc.*                     80
     900 US Xpress Enterprises, Inc.*                        14
   3,850 Usfreightways Corp.                                103
   4,212 Werner Enterprises, Inc.                            69
   7,500 Wisconsin Central Transport*                       136
   3,400 Yellow Corp.*                                       55
                                                       --------
                                                          1,980
                                                       --------

  Shares/
 Principal
  Amount   Description                                       Value
--------------------------------------------------------------------
 Trucking and Leasing--0.2%
    1,200  Amerco, Inc.*                                    $     28
      700  Greenbrier Cos., Inc.                                  10
    2,000  Interpool, Inc.                                        29
    7,100  Rollins Truck Leasing Corp.                            85
    2,500  Varlen Corp.                                           66
    2,300  Xtra Corp.                                            109
                                                            --------
                                                                 327
                                                            --------
 Water Supply--0.2%
    1,100  Aquarion Co.                                           41
    1,726  California Water Service Group                         45
    1,200  E'Town Corp.                                           50
    3,433  Philadelphia Suburban Corp.                            87
    3,952  United Water Resources, Inc.                           82
                                                            --------
                                                                 305
--------------------------------------------------------------------
 TOTAL COMMON STOCKS (Cost $120,743)                        $117,909
--------------------------------------------------------------------
 PREFERRED STOCKS--0.1%
 Oil & Gas Services--0.0%
      700  Dril-Quip*                                       $     10
                                                            --------
 REITs--0.1%
    1,500  Price Enterprises, Inc.                                20
    1,800  US Restaurants Properties, Inc.                        44
                                                            --------
                                                                  64
--------------------------------------------------------------------
 TOTAL PREFERRED STOCKS (Cost $82)                          $     74
--------------------------------------------------------------------
 WARRANTS--0.0%
      248  Corarm Healthcare Corp., Exp. 7-11-99            $      0
      350  Milicom American Satellite Corp., Exp. 6/30/99          0
--------------------------------------------------------------------
 TOTAL WARRANTS (Cost $0)                                   $      0
--------------------------------------------------------------------
 OTHER INVESTMENTS--0.0%
    2,000  Escrow CFS Group, Inc.*                          $      0
    1,400  Escrow Millicom, Inc.*                                  0
      900  Escrow Northeast Bancorp, Inc.*                         0
    2,790  Escrow Statesman Group, Inc.*                           0
    1,420  Escrow Strawbridge & Clothier*                          0
    1,700  Escrow Takecare, Inc.*                                  0
    1,000  Escrow WCI Steel, Inc.*                                 0
--------------------------------------------------------------------
 TOTAL OTHER INVESTMENTS (Cost $0)                          $      0
--------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATION--0.2%
           U.S. Treasury Bill #
 $340,000  3.970% Due 1/7/99                                $    337
--------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATION--0.2% (Cost $337)         $    337
--------------------------------------------------------------------
 SHORT-TERM INVESTMENT--14.4%
           Societe Generale, Paris
  $20,249  5.375% Due 12/1/98                               $ 20,249
--------------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT--14.4%
  (Cost $20,249)                                            $ 20,249
--------------------------------------------------------------------

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
Statements of Investments
November 30, 1998
(All amounts in thousands, except shares)

 Shares Description    Value
------------------------------------------------------------
                    Small Company Index Portfolio--Concluded
------------------------------------------------------------
 TOTAL INVESTMENTS--
  98.4%
  (Cost $141,411)     $138,569
------------------------------------------------------------
 Other assets, less
  liablilites--1.6%      2,256
------------------------------------------------------------
 NET ASSETS--100.0%   $140,825
============================================================

OPEN FUTURES CONTRACTS:

                Number of     Contract     Contract      Contract      Unrealized
Type            Contracts      Amount      Position     Expiration        Gain
---------------------------------------------------------------------------------
Russell 2000       38          $7,555        Long        12/18/98         $32
---------------------------------------------------------------------------------

*Non-income producing security.

#Security pledged to cover margin requirements for open futures contracts.

See accompanying notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
November 30, 1998
(All amounts in thousands, except net asset value per share)

                                                                                                    Small
                                    Diversified   Equity    Focused   International International  Company
                          Balanced    Growth      Index     Growth    Equity Index     Growth       Index
                          Portfolio  Portfolio  Portfolio  Portfolio    Portfolio     Portfolio   Portfolio
-----------------------------------------------------------------------------------------------------------
Assets:
Investments in
 securities, at cost       $53,632   $111,324   $  918,468 $ 91,890      $41,963      $ 96,454    $141,411
-----------------------------------------------------------------------------------------------------------
Investments in
 securities, at value      $67,732   $179,134   $1,366,695 $133,825      $44,726      $109,724    $138,569
Cash and foreign
 currencies                     --          1       16,300       --          119            --           1
Receivables:
 Dividends and interest        384        170        1,736       98           66           104          90
 Foreign tax reclaims           --         --           --       --           47           172          --
 Fund shares sold              115         --          476       40           --           179      14,984
 Investment securities
  sold                          --         94           68      962           40         3,956          --
 Administrator                  22         13           73       16           25            --          29
Deferred organization
 costs, net                     --         --           --       --           11             5          --
Other assets                    --          2           13       --           --             1           2
-----------------------------------------------------------------------------------------------------------
Total assets                68,253    179,414    1,385,361  134,941       45,034       114,141     153,675
-----------------------------------------------------------------------------------------------------------
Liabilities:
Due to Custodian                --         --           --       --           --         1,204          --
Payable for:
 Fund shares redeemed           22         45        7,579      249            9            18          63
 Investment securities
  purchased                     --        190       58,574       --           41         1,006      12,746
Accrued expenses:
 Advisory fees                  27         79           99       86            9            72          16
 Administration fees             5         14           99       11            5            14           8
 Custodian fees                  2          2           16        2            6            12           8
 Transfer agent fees             1          2           22        2           --             1           1
Other liabilities               16         13          166      713           12            17           8
-----------------------------------------------------------------------------------------------------------
Total liabilities               73        345       66,555    1,063           82         2,344      12,850
-----------------------------------------------------------------------------------------------------------
Net assets                 $68,180   $179,069   $1,318,806 $133,878      $44,952      $111,797    $140,825
-----------------------------------------------------------------------------------------------------------
Analysis of net assets:
Paid-in capital            $47,851   $ 91,504     $789,141 $ 81,959      $40,101      $ 92,519    $119,053
Accumulated
 undistributed
 net investment income
 (loss)                        366        716        1,602     (110)         242           117       1,349
Accumulated net realized
 gains on investments,
 options, futures and
 foreign currency
 transactions                5,863     18,691       79,574   10,094        1,845         5,851      23,233
Net unrealized
 appreciation
 (depreciation) on
 investments, options,
 futures and foreign
 currency transactions      14,100     68,158      448,489   41,935        2,763        13,270      (2,810)
Net unrealized gain on
 translation of other
 assets and liabilities
 denominated in foreign
 currencies                     --         --           --       --            1            40          --
-----------------------------------------------------------------------------------------------------------
Net assets                 $68,180   $179,069   $1,318,806 $133,878      $44,952      $111,797    $140,825
-----------------------------------------------------------------------------------------------------------
Total shares outstanding
 (no par value),
 unlimited shares
 authorized
 Class A                     4,146     10,021       51,782    7,529        3,752         9,470      10,680
 Class C                       366         --        4,947      533           --            --          67
 Class D                        51         64        1,404      110            1            17          66
-----------------------------------------------------------------------------------------------------------
Net asset value,
 offering and redemption
 price per share
 Class A                   $ 14.95   $  17.76   $    22.69 $  16.39      $ 11.98      $  11.78    $  13.02
 Class C                   $ 14.91         --   $    22.64 $  16.34           --            --    $  12.98
 Class D                   $ 14.88   $  17.53   $    22.58 $  16.14      $ 11.97      $  11.60    $  12.94
-----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended November 30, 1998
(All amounts in thousands)

                                                                                                   Small
                                    Diversified  Equity     Focused  International International  Company
                          Balanced    Growth      Index     Growth   Equity Index     Growth       Index
                          Portfolio  Portfolio  Portfolio  Portfolio  Portfolio      Portfolio   Portfolio
----------------------------------------------------------------------------------------------------------
Investment income:
Dividend                   $  329     $ 1,662   $ 16,896    $ 1,082     $  865        $ 1,750     $ 1,694
Interest                    1,720         165        975         67         29            363         171
----------------------------------------------------------------------------------------------------------
Total income                2,049       1,827     17,871      1,149        894(a)       2,113(b)    1,865
----------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees      477       1,316      3,411      1,438        235          1,087         497
Administration fees            59         165      1,137        131         70            163         124
Custodian fees                 23          28        268         29         68            122         228
Registration fees              27          24        103         23         59              5          28
Amortization of deferred
 organization costs             7           1          1         10          4             14           1
Transfer agent fees            12          18        250         24          5             11          14
Shareholder servicing
 fees                          10           3        232         18         --              1           3
Professional fees               7          14         60          6          5              4           9
Trustee fees and ex-
 penses                         3           3         30          3          2              2           3
Other                          12          15         68         30         24             12          18
----------------------------------------------------------------------------------------------------------
Total expenses                637       1,587      5,560      1,712        472          1,421         925
Less voluntary waivers
 of investment advisory
 fees                        (179)       (411)    (2,274)      (392)      (118)          (217)       (248)
Less expenses reimburs-
 able by Administrator        (79)        (83)      (504)       (84)       (98)           (50)       (282)
----------------------------------------------------------------------------------------------------------
Net expenses                  379       1,093      2,782      1,236        256          1,154         395
----------------------------------------------------------------------------------------------------------
Net investment income
 (loss)                     1,670         734     15,089        (87)       638            959       1,470
Net realized gains
 (losses) on:
 Investment transactions    5,868      18,516     79,906     10,129      1,850          9,914      22,988
 Futures transactions          --         266      3,115         37         --             --        (143)
 Foreign currency trans-
  actions                      --          --         --         --        (32)           (89)         --
Net change in unrealized
 appreciation
 (depreciation) on
 investments, options,
 futures, and foreign
 currency transactions      2,033      17,053    132,779     17,953      4,011          8,909     (28,927)
Net change in unrealized
 gains on translation of
 other assets and
 liabilities denominated
 in foreign currencies         --          --         --         --          4             46          --
----------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets resulting
 from operations           $9,571     $36,569   $230,889    $28,032     $6,471        $19,739     $(4,612)
----------------------------------------------------------------------------------------------------------

(a) Net of $88 in non-reclaimable foreign withholding taxes.
(b) Net of $159 in non-reclaimable foreign withholding taxes.

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Years Ended November 30, 1998 and 1997
(All amounts in thousands)

                                              Balanced          Diversified
                                             Portfolio       Growth Portfolio
                                          -----------------  ------------------
                                            1998     1997      1998      1997
--------------------------------------------------------------------------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)             $  1,670  $ 1,606  $    734  $  1,090
 Net realized gains (losses) on invest-
  ments, options, futures and foreign
  currency transactions                      5,868    2,227    18,782    18,135
 Net change in unrealized appreciation
  (depreciation) on investments,
  options, futures and foreign currency
  transactions                               2,033    4,839    17,053    14,940
 Net change in unrealized gains (losses)
  on translations of other assets and
  liabilities denominated in foreign
  currencies                                    --       --        --        --
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                   9,571    8,672    36,569    34,165
--------------------------------------------------------------------------------
Distributions to Class A shareholders
 from:
 Net investment income                      (1,247)  (1,436)   (1,086)   (1,369)
 Net realized gains                         (1,990)  (1,132)  (18,075)  (14,420)
--------------------------------------------------------------------------------
Total distributions to Class A share-
 holders                                    (3,237)  (2,568)  (19,161)  (15,789)
--------------------------------------------------------------------------------
Distributions to Class C shareholders:
 Net investment income                        (107)    (151)       --        --
 Net realized gains                           (174)    (152)       --        --
--------------------------------------------------------------------------------
Total distributions to Class C share-
 holders                                      (281)    (303)       --        --
--------------------------------------------------------------------------------
Distributions to Class D shareholders:
 Net investment income                         (14)      (8)       (4)       (4)
 Net realized gains                            (29)      (6)     (104)      (45)
--------------------------------------------------------------------------------
Total distributions to Class D share-
 holders                                       (43)     (14)     (108)      (49)
--------------------------------------------------------------------------------
Class A share transactions:
 Proceeds from the sale of shares           19,629    7,638    13,164    13,555
 Reinvested distributions                    3,204    2,538    18,263    14,520
 Cost of shares redeemed                   (17,773)  (9,103)  (29,056)  (29,982)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from Class A share transac-
 tions                                       5,060    1,073     2,371    (1,907)
--------------------------------------------------------------------------------
Class C share transactions:
 Proceeds from the sale of shares            1,465    1,106        --        --
 Reinvested distributions                      281      303        --        --
 Cost of shares redeemed                    (1,386)  (3,329)       --        --
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from Class C share transac-
 tions                                         360   (1,920)       --        --
--------------------------------------------------------------------------------
Class D share transactions:
 Proceeds from the sale of shares              618      140       511       215
 Reinvested distributions                       43       14       108        49
 Cost of shares redeemed                      (295)     (96)     (300)      (93)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from Class D share transac-
 tions                                         366       58       319       171
--------------------------------------------------------------------------------
Net increase (decrease)                     11,796    4,998    19,990    16,591
Net assets--beginning of year               56,384   51,386   159,079   142,488
--------------------------------------------------------------------------------
Net assets--end of year                   $ 68,180  $56,384  $179,069  $159,079
--------------------------------------------------------------------------------
Accumulated undistributed net investment
 income (loss)                            $    366  $    60  $    716  $  1,072
--------------------------------------------------------------------------------

(a) For the period April 1, 1997 (commencement of operations) through November 30, 1997.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                            International
    Equity Index        Focused Growth       Equity Index       International       Small Company
     Portfolio             Portfolio          Portfolio       Growth Portfolio     Index Portfolio
---------------------  ------------------  -----------------  ------------------  ------------------
   1998       1997       1998      1997      1998    1997 (a)   1998      1997      1998      1997
-----------------------------------------------------------------------------------------------------
$   15,089  $  13,574  $    (87) $    327  $    638  $   312  $    959  $  1,206  $  1,470  $  1,478
    83,021     72,933    10,166    23,396     1,818       (3)    9,825     4,368    22,845     9,968
   132,779    119,879    17,953     4,216     4,011   (1,248)    8,909       138   (28,927)   13,285
        --         --        --        --         4       (3)       46       (21)       --        --
-----------------------------------------------------------------------------------------------------
   230,889    206,386    28,032    27,939     6,471     (942)   19,739     5,691    (4,612)   24,731
-----------------------------------------------------------------------------------------------------
   (12,617)   (12,212)     (321)     (130)     (678)      --    (1,630)   (1,022)   (1,365)   (1,364)
   (64,765)   (32,814)  (20,346)  (12,039)       --       --    (5,679)   (5,790)   (8,892)  (13,019)
-----------------------------------------------------------------------------------------------------
   (77,382)   (45,026)  (20,667)  (12,169)     (678)      --    (7,309)   (6,812)  (10,257)  (14,383)
-----------------------------------------------------------------------------------------------------
    (1,037)    (1,052)       (5)       (4)       --       --        --        --        --        --
    (5,908)    (2,679)   (1,471)     (811)       --       --        --        --        --        --
-----------------------------------------------------------------------------------------------------
    (6,945)    (3,731)   (1,476)     (815)       --       --        --        --        --        --
-----------------------------------------------------------------------------------------------------
      (298)      (313)       (1)       --        --       --        (3)       (1)       (5)       (1)
    (2,272)      (399)     (270)      (79)       --       --       (15)       (4)      (43)      (13)
-----------------------------------------------------------------------------------------------------
    (2,570)      (712)     (271)      (79)       --       --       (18)       (5)      (48)      (14)
-----------------------------------------------------------------------------------------------------
   512,427    340,805    20,270    21,470    22,035   36,436     9,817    11,482    99,274    46,673
    68,757     41,881    19,625    11,306       649       --     6,291     5,984     9,261    13,462
  (376,883)  (354,580)  (37,427)  (37,017)  (17,779)  (1,250)  (23,669)  (47,748) (102,546)  (35,376)
-----------------------------------------------------------------------------------------------------
   204,301     28,106     2,468    (4,241)    4,905   35,186    (7,561)  (30,282)    5,989    24,759
-----------------------------------------------------------------------------------------------------
    44,422     41,164       178       171        --       --        --        --     2,017        --
     6,945      3,733     1,476       814        --       --        --        --        --        --
   (35,066)   (28,213)   (1,678)     (623)       --       --        --        --    (1,148)       --
-----------------------------------------------------------------------------------------------------
    16,301     16,684       (24)      362        --       --        --        --       869        --
-----------------------------------------------------------------------------------------------------
    10,633     22,852       770       491        10       --       162       200       544       583
     2,526        561       271        79        --       --        17         4        48        14
   (16,644)    (5,161)     (558)     (133)       --       --      (241)      (64)     (285)     (238)
-----------------------------------------------------------------------------------------------------
    (3,485)    18,252       483       437        10       --       (62)      140       307       359
-----------------------------------------------------------------------------------------------------
   361,109    219,959     8,545    11,434    10,708   34,244     4,789   (31,268)   (7,752)   35,452
   957,697    737,738   125,333   113,899    34,244       --   107,008   138,276   148,577   113,125
-----------------------------------------------------------------------------------------------------
$1,318,806  $ 957,697  $133,878  $125,333  $ 44,952  $34,244  $111,797  $107,008  $140,825  $148,577
-----------------------------------------------------------------------------------------------------
$    1,602  $     465  $   (110) $    304  $    242  $   314  $    117  $    880  $  1,349  $  1,272
-----------------------------------------------------------------------------------------------------

Northern Institutional Funds
Equity Portfolios
-------------------------------------------------------------------------------
Financial Highlights
For the Years Ended November 30,
Balanced Portfolio

                                                   Class A
                                   -------------------------------------------
                                    1998     1997     1996     1995     1994
--------------------------------------------------------------------------------
Net asset value, beginning of
 year                              $ 13.59  $ 12.24  $ 11.05  $  9.50  $ 10.22
Income (loss) from investment op-
 erations:
 Net investment income                0.38     0.38     0.34     0.34     0.24
 Net realized and unrealized gain
  (loss)                              1.81     1.66     1.19     1.55    (0.72)
--------------------------------------------------------------------------------
Total income (loss) from invest-
 ment operations                      2.19     2.04     1.53     1.89    (0.48)
--------------------------------------------------------------------------------
Distributions to shareholders
 from:
 Net investment income               (0.32)   (0.38)   (0.34)   (0.34)   (0.22)
 Net realized gain                   (0.51)   (0.31)      --       --    (0.02)
--------------------------------------------------------------------------------
Total distributions to sharehold-
 ers                                 (0.83)   (0.69)   (0.34)   (0.34)   (0.24)
--------------------------------------------------------------------------------
Net increase (decrease)               1.36     1.35     1.19     1.55    (0.72)
--------------------------------------------------------------------------------
Net asset value, end of year       $ 14.95  $ 13.59  $ 12.24  $ 11.05  $  9.50
--------------------------------------------------------------------------------
Total return (c)                     16.90%   17.29%   14.07%   20.22%   (4.76)%
Ratio to average net assets of
 (d):
 Expenses, net of waivers and re-
  imbursements                        0.61%    0.61%    0.61%    0.61%    0.61%
 Expenses, before waivers and re-
  imbursements                        1.04%    1.11%    1.20%    1.28%    1.50%
 Net investment income, net of
  waivers and reimbursements          2.83%    2.99%    3.03%    3.36%    2.56%
 Net investment income, before
  waivers and reimbursements          2.40%    2.49%    2.44%    2.69%    1.68%
Portfolio turnover rate              67.16%   59.06%  104.76%   93.39%   75.69%
Net assets at end of year (in
 thousands)                        $61,969  $51,475  $45,157  $38,897  $31,462
--------------------------------------------------------------------------------

                                      Class C                  Class D
                               ------------------------ ------------------------
                                1998    1997   1996 (a)  1998    1997   1996 (b)
--------------------------------------------------------------------------------
Net asset value, beginning of
 year                          $13.56  $12.24   $11.12  $13.54  $12.23   $11.34
Income from investment opera-
 tions:
 Net investment income           0.37    0.36     0.29    0.40    0.34     0.22
 Net realized and unrealized
  gain                           1.78    1.64     1.12    1.72    1.64     0.96
--------------------------------------------------------------------------------
Total income from investment
 operations                      2.15    2.00     1.41    2.12    1.98     1.18
--------------------------------------------------------------------------------
Distributions to shareholders
 from:
 Net investment income          (0.29)  (0.37)   (0.29)  (0.27)  (0.36)   (0.29)
 Net realized gain              (0.51)  (0.31)      --   (0.51)  (0.31)      --
--------------------------------------------------------------------------------
Total distributions to share-
 holders                        (0.80)  (0.68)   (0.29)  (0.78)  (0.67)   (0.29)
--------------------------------------------------------------------------------
Net increase                     1.35    1.32     1.12    1.34    1.31     0.89
--------------------------------------------------------------------------------
Net asset value, end of year   $14.91  $13.56   $12.24  $14.88  $13.54   $12.23
--------------------------------------------------------------------------------
Total return (c)                16.61%  17.00%   12.72%  16.45%  16.82%   10.55%
Ratio to average net assets
 of (d):
 Expenses, net of waivers and
  reimbursements                 0.85%   0.85%    0.85%   1.00%   1.00%    1.00%
 Expenses, before waivers and
  reimbursements                 1.28%   1.35%    1.44%   1.43%   1.50%    1.59%
 Net investment income, net
  of waivers and reimburse-
  ments                          2.58%   2.75%    2.80%   2.44%   2.60%    2.78%
 Net investment income, be-
  fore waivers and reimburse-
  ments                          2.15%   2.25%    2.21%   2.01%   2.10%    2.19%
Portfolio turnover rate         67.16%  59.06%  104.76%  67.16%  59.06%  104.76%
Net assets at end of year (in
 thousands)                    $5,459  $4,587   $5,997  $  752  $  322   $  232
--------------------------------------------------------------------------------

(a) For the period December 29, 1995 (Class C shares issue date) through November 30, 1996.
(b) For the period February 20, 1996 (Class D shares issue date) through November 30, 1996.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.



See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
-------------------------------------------------------------------------------
Financial Highlights
For the Years Ended November 30,
Diversified Growth Portfolio

                                                Class A
                              ------------------------------------------------
                                1998      1997      1996      1995      1994
--------------------------------------------------------------------------------
Net asset value, beginning
 of year                      $  16.20  $  14.36  $  12.20  $   9.88  $  10.65
Income (loss) from
 investment operations:
 Net investment income            0.07      0.11      0.14      0.15      0.09
 Net realized and unrealized
  gain (loss)                     3.46      3.33      2.33      2.26     (0.83)
--------------------------------------------------------------------------------
Total income (loss) from
 investment operations            3.53      3.44      2.47      2.41     (0.74)
--------------------------------------------------------------------------------
Distributions to sharehold-
 ers from:
 Net investment income           (0.11)    (0.14)    (0.15)    (0.09)    (0.01)
 Net realized gain               (1.86)    (1.46)    (0.16)       --     (0.02)
--------------------------------------------------------------------------------
Total distributions to
 shareholders                    (1.97)    (1.60)    (0.31)    (0.09)    (0.03)
--------------------------------------------------------------------------------
Net increase (decrease)           1.56      1.84      2.16      2.32     (0.77)
--------------------------------------------------------------------------------
Net asset value, end of year  $  17.76  $  16.20  $  14.36  $  12.20  $   9.88
--------------------------------------------------------------------------------
Total return (b)                 25.22%    27.06%    20.83%    24.55%    (6.98)%
Ratio to average net assets
 of (c):
 Expenses, net of waivers
  and reimbursements              0.66%     0.67%     0.66%     0.69%     0.67%
 Expenses, before waivers
  and reimbursements              0.96%     1.03%     1.10%     1.12%     1.08%
 Net investment income, net
  of waivers and
  reimbursements                  0.45%     0.76%     0.98%     1.16%     0.77%
 Net investment income,
  before waivers and
  reimbursements                  0.15%     0.40%     0.54%     0.73%     0.35%
Portfolio turnover rate          37.74%    45.53%    59.99%    81.65%    78.94%
Net assets at end of year
 (in thousands)               $177,947  $158,383  $142,055  $146,731  $164,963
--------------------------------------------------------------------------------

                                                   Class D
                                     -----------------------------------------
                                      1998     1997    1996    1995   1994 (a)
-------------------------------------------------------------------------------
Net asset value, beginning of year   $16.03   $14.26  $12.16  $ 9.88   $10.41
Income (loss) from investment
 operations:
 Net investment income                 0.03     0.09    0.11    0.11     0.01
 Net realized and unrealized gain
  (loss)                               3.40     3.27    2.29    2.25    (0.54)
-------------------------------------------------------------------------------
Total income (loss) from investment
 operations                            3.43     3.36    2.40    2.36    (0.53)
-------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                (0.07)   (0.13)  (0.14)  (0.08)      --
 Net realized gain                    (1.86)   (1.46)  (0.16)     --       --
-------------------------------------------------------------------------------
Total distributions to shareholders   (1.93)   (1.59)  (0.30)  (0.08)      --
-------------------------------------------------------------------------------
Net increase (decrease)                1.50     1.77    2.10    2.28    (0.53)
-------------------------------------------------------------------------------
Net asset value, end of year         $17.53   $16.03  $14.26  $12.16   $ 9.88
-------------------------------------------------------------------------------
Total return (b)                      24.73%   26.60%  20.39%  24.19%   (5.14)%
Ratio to average net assets of (c):
 Expenses, net of waivers and
  reimbursements                       1.05%    1.06%   1.05%   1.08%    1.05%
 Expenses, before waivers and
  reimbursements                       1.35%    1.42%   1.49%   1.51%    1.46%
 Net investment income, net of
  waivers and reimbursements           0.06%    0.37%   0.59%   0.73%    0.94%
 Net investment income (loss),
  before waivers and reimbursements   (0.24)%   0.01%   0.15%   0.30%    0.53%
Portfolio turnover rate               37.74%   45.53%  59.99%  81.65%   78.94%
Net assets at end of year (in thou-
 sands)                              $1,122   $  696  $  433  $  221   $   40
-------------------------------------------------------------------------------

(a) For the period September 14, 1994 (Class D shares issued date) through November 30, 1994.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Annualized for periods less than a full year.

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
-------------------------------------------------------------------------------
Financial Highlights
For the Years Ended November 30,
Equity Index Portfolio

                                                Class A
                             --------------------------------------------------
                                1998       1997      1996      1995      1994
--------------------------------------------------------------------------------
Net asset value, beginning
 of year                     $    20.09  $  16.79  $  13.86  $  10.60  $  10.78
 Income (loss) from
  investment operations:
 Net investment income             0.28      0.30      0.31      0.30      0.27
 Net realized and
  unrealized gain (loss)           4.02      4.13      3.36      3.47     (0.18)
--------------------------------------------------------------------------------
Total income from
 investment operations             4.30      4.43      3.67      3.77      0.09
--------------------------------------------------------------------------------
Distributions to
 shareholders from:
 Net investment income            (0.26)    (0.30)    (0.31)    (0.30)    (0.27)
 Net realized gain                (1.44)    (0.83)    (0.43)    (0.21)       --
--------------------------------------------------------------------------------
Total distributions to
 shareholders                     (1.70)    (1.13)    (0.74)    (0.51)    (0.27)
--------------------------------------------------------------------------------
Net increase (decrease)            2.60      3.30      2.93      3.26     (0.18)
--------------------------------------------------------------------------------
Net asset value, end of
 year                        $    22.69  $  20.09  $  16.79  $  13.86  $  10.60
--------------------------------------------------------------------------------
Total return (c)                  23.39%    27.93%    27.53%    36.60%     0.87%
Ratio to average net assets
 of (d):
 Expenses, net of waivers
  and reimbursements               0.21%     0.22%     0.22%     0.22%     0.23%
 Expenses, before waivers
  and reimbursements               0.46%     0.46%     0.50%     0.54%     0.59%
 Net investment income, net
  of waivers and
  reimbursements                   1.36%     1.66%     2.12%     2.54%     2.62%
 Net investment income,
  before waivers and
  reimbursements                   1.11%     1.42%     1.84%     2.22%     2.25%
Portfolio turnover rate           15.26%    18.96%    18.02%    15.27%    71.98%
Net assets at end of year
 (in thousands)              $1,175,112  $844,065  $675,804  $479,763  $281,817
--------------------------------------------------------------------------------

                                       Class C                                 Class D
                          ------------------------------------  ------------------------------------------
                            1998     1997     1996    1995 (a)   1998     1997     1996    1995   1994 (b)
-----------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of year        $  20.05  $ 16.79  $ 13.86  $ 13.43   $ 20.00  $ 16.77  $13.83  $10.60   $10.96
 Income (loss) from
  investment operations:
 Net investment income        0.24     0.26     0.28     0.05      0.21     0.26    0.27    0.25     0.02
 Net realized and
  unrealized gain (loss)      4.01     4.11     3.35     0.45      4.00     4.07    3.36    3.47    (0.31)
-----------------------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations        4.25     4.37     3.63     0.50      4.21     4.33    3.63    3.72    (0.29)
-----------------------------------------------------------------------------------------------------------
Distributions to
 shareholders from:
 Net investment income       (0.22)   (0.28)   (0.27)   (0.07)    (0.19)   (0.27)  (0.26)  (0.28)   (0.07)
 Net realized gain           (1.44)   (0.83)   (0.43)      --     (1.44)   (0.83)  (0.43)  (0.21)      --
-----------------------------------------------------------------------------------------------------------
Total distributions to
 shareholders                (1.66)   (1.11)   (0.70)   (0.07)    (1.63)   (1.10)  (0.69)  (0.49)   (0.07)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)       2.59     3.26     2.93     0.43      2.58     3.23    2.94    3.23    (0.36)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of
 year                     $  22.64  $ 20.05  $ 16.79  $ 13.86   $ 22.58  $ 20.00  $16.77  $13.83   $10.60
-----------------------------------------------------------------------------------------------------------
Total return (c)             23.09%   27.64%   27.24%    3.94%    22.90%   27.45%  27.20%  36.20%   (2.68)%
Ratio to average net
 assets of (d):
 Expenses, net of
  waivers and
  reimbursements              0.45%    0.46%    0.46%    0.46%     0.60%    0.61%   0.61%   0.61%    0.60%
 Expenses, before
  waivers and
  reimbursements              0.70%    0.70%    0.74%    0.78%     0.85%    0.85%   0.89%   0.93%    0.96%
 Net investment income,
  net of waivers and
  reimbursements              1.12%    1.42%    1.89%    2.29%     0.97%    1.27%   1.78%   2.07%    2.67%
 Net investment income,
  before waivers and
  reimbursements              0.87%    1.18%    1.61%    1.97%     0.71%    1.03%   1.50%   1.75%    2.31%
Portfolio turnover rate      15.26%   18.96%   18.02%   15.27%    15.26%   18.96%  18.02%  15.27%   71.98%
Net assets at end of
 year (in thousands)      $111,991  $82,982  $53,929  $18,390   $31,703  $30,650  $8,005  $  810   $    3
-----------------------------------------------------------------------------------------------------------

(a) For the period September 28, 1995 (Class C shares issue date) through November 30, 1995.
(b) For the period September 14, 1994 (Class D shares issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
-------------------------------------------------------------------------------
Financial Highlights
For the Years Ended November 30,
Focused Growth Portfolio

                                            Class A
                           --------------------------------------------------
                             1998       1997       1996      1995      1994
-------------------------------------------------------------------------------
Net asset value,
 beginning of year         $  16.20   $  14.48   $  12.53   $  9.79   $ 10.43
Income (loss) from
 investment operations:
 Net investment income
  (loss)                      (0.01)      0.05       0.02      0.05      0.02
 Net realized and
  unrealized gain (loss)       3.10       3.37       2.17      2.71     (0.66)
-------------------------------------------------------------------------------
Total income (loss) from
 investment operations         3.09       3.42       2.19      2.76     (0.64)
-------------------------------------------------------------------------------
Distributions to share-
 holders from:
 Net investment income        (0.05)     (0.02)     (0.05)    (0.02)       --
 Net realized gain            (2.85)     (1.68)     (0.19)       --        --
-------------------------------------------------------------------------------
Total distributions to
 shareholders                 (2.90)     (1.70)     (0.24)    (0.02)       --
-------------------------------------------------------------------------------
Net increase (decrease)        0.19       1.72       1.95      2.74     (0.64)
-------------------------------------------------------------------------------
Net asset value, end of
 year                      $  16.39   $  16.20   $  14.48   $ 12.53   $  9.79
-------------------------------------------------------------------------------
Total return (c)              24.03%     27.05%     17.82%    28.38%    (6.15)%
Ratio to average net as-
 sets of (d):
 Expenses, net of waivers
  and reimbursements           0.92%      0.92%      0.91%     0.91%     0.91%
 Expenses, before waivers
  and reimbursements           1.29%      1.34%      1.43%     1.47%     1.55%
 Net investment income
  (loss), net of waivers
  and reimbursements          (0.04)%     0.30%      0.12%     0.46%     0.24%
 Net investment loss,
  before waivers and
  reimbursements              (0.41)%    (0.12)%    (0.40)%   (0.10)%   (0.39)%
Portfolio turnover rate       79.11%    108.29%    116.78%    85.93%    74.28%
Net assets at end of year
 (in thousands)            $123,380   $115,802   $106,250   $86,099   $57,801
-------------------------------------------------------------------------------

                                  Class C                            Class D
                          ----------------------------   --------------------------------------
                           1998      1997     1996 (a)    1998      1997      1996     1995 (b)
------------------------------------------------------------------------------------------------
Net asset value,
 beginning of year        $ 16.16   $ 14.47   $ 13.46    $ 16.01   $ 14.37   $ 12.48    $ 9.55
Income (loss) from
 investment operations:
 Net investment income
  (loss)                    (0.05)     0.01     (0.01)     (0.05)     0.03     (0.03)     0.02
 Net realized and
  unrealized gain            3.09      3.37      1.02       3.04      3.30      2.15      2.93
------------------------------------------------------------------------------------------------
Total income from in-
 vestment operations         3.04      3.38      1.01       2.99      3.33      2.12      2.95
------------------------------------------------------------------------------------------------
Distributions to share-
 holders from:
 Net investment income      (0.01)    (0.01)       --      (0.01)    (0.01)    (0.04)    (0.02)
 Net realized gain          (2.85)    (1.68)       --      (2.85)    (1.68)    (0.19)       --
------------------------------------------------------------------------------------------------
Total distributions to
 shareholders               (2.86)    (1.69)       --      (2.86)    (1.69)    (0.23)    (0.02)
------------------------------------------------------------------------------------------------
Net increase                 0.18      1.69      1.01       0.13      1.64      1.89      2.93
------------------------------------------------------------------------------------------------
Net asset value, end of
 year                     $ 16.34   $ 16.16   $ 14.47    $ 16.14   $ 16.01   $ 14.37    $12.48
------------------------------------------------------------------------------------------------
Total return (c)            23.73%    26.75%     7.51%     23.60%    26.52%    17.42%    30.97%
Ratio to average net as-
 sets of (d):
 Expenses, net of
  waivers and
  reimbursements             1.16%     1.16%     1.15%      1.31%     1.31%     1.30%     1.30%
 Expenses, before
  waivers and
  reimbursements             1.53%     1.58%     1.67%      1.68%     1.73%     1.82%     1.86%
 Net investment income
  (loss), net of waivers
  and reimbursements        (0.29)%    0.06%    (0.12)%    (0.44)%   (0.09)%   (0.28)%   (0.11)%
 Net investment loss,
  before waivers and
  reimbursements            (0.66)%   (0.36)%   (0.64)%    (0.81)%   (0.51)%   (0.80)%   (0.67)%
Portfolio turnover rate     79.11%   108.29%   116.78%     79.11%   108.29%   116.78%    85.93%
Net assets at end of
 year (in thousands)      $ 8,719   $ 8,325   $ 6,993    $ 1,779   $ 1,206   $   656    $  489
------------------------------------------------------------------------------------------------

(a) For the period June 14, 1996 (Class C shares issue date) through November 30, 1996.
(b) For the period December 8, 1994 (Class D shares issue date) through November 30, 1995.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
-------------------------------------------------------------------------------
Financial Highlights
For the Years Ended November 30,
International Equity Index Portfolio

                                                 Class A          Class D
                                             -----------------  -------------
                                              1998    1997 (a)  1998 (b)
-----------------------------------------------------------------------------
Net asset value, beginning of year           $ 10.55  $ 10.00    $ 9.88
Income from investment operations:
 Net investment income                          0.14     0.10        --
 Net realized and unrealized gain               1.46     0.45      2.09
-----------------------------------------------------------------------------
Total income from investment operations         1.60     0.55      2.09
-----------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                         (0.17)      --        --
 Net realized gain                                --       --        --
-----------------------------------------------------------------------------
Total distributions to shareholders            (0.17)      --        --
-----------------------------------------------------------------------------
Net increase                                    1.43     0.55      2.09
-----------------------------------------------------------------------------
Net asset value, end of year                 $ 11.98  $ 10.55    $11.97
-----------------------------------------------------------------------------
Total return (c)                               15.50%    5.45%    21.15 %
Ratio to average net assets of (d):
 Expenses, net of waivers and reimbursements    0.55%    0.51%     0.94 %
 Expenses, before waivers and reimbursements    1.00%    1.08%     1.39 %
 Net investment income, net of waivers and
  reimbursements                                1.36%    1.75%    (0.11)%
 Net investment income, before waivers and
  reimbursements                                0.91%    1.18%    (0.80)%
Portfolio turnover rate                        41.53%    8.16%    41.53 %
Net assets at end of year (in thousands)     $44,940  $34,244    $   12
-----------------------------------------------------------------------------

(a) For the period April 1, 1997 (commencement of operations) through November 30, 1997.
(b) For the period October 5, 1998 (Class D shares issue date) through November 30, 1998.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
-------------------------------------------------------------------------------
Financial Highlights
For the Years Ended November 30,
International Growth Portfolio

                                            Class A
                          -------------------------------------------------
                            1998      1997      1996      1995     1994(a)
---------------------------------------------------------------------------------
Net asset value, begin-
 ning of year             $  10.52  $  10.63  $   9.88  $  10.21   $  10.00
Income (loss) from in-
 vestment operations:
 Net investment income        0.09      0.11      0.10      0.12       0.05
 Net realized and
  unrealized gain (loss)      1.90      0.31      0.87     (0.36)      0.16
---------------------------------------------------------------------------------
Total income (loss) from
 investment operations        1.99      0.42      0.97     (0.24)      0.21
---------------------------------------------------------------------------------
Distributions to share-
 holders from:
 Net investment income       (0.16)    (0.08)    (0.22)    (0.05)        --
 Net realized gain           (0.57)    (0.45)       --     (0.04)        --
---------------------------------------------------------------------------------
Total distributions to
 shareholders                (0.73)    (0.53)    (0.22)    (0.09)        --
---------------------------------------------------------------------------------
Net increase (decrease)       1.26     (0.11)     0.75     (0.33)      0.21
---------------------------------------------------------------------------------
Net asset value, end of
 year                     $  11.78  $  10.52  $  10.63  $   9.88   $  10.21
---------------------------------------------------------------------------------
Total return (c)             20.44%     4.21%     9.96%    (2.32)%     2.11%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements      1.06%     1.06%     1.06%     1.06%      1.04%
 Expenses, before waiv-
  ers and reimbursements      1.31%     1.37%     1.43%     1.38%      1.47%
 Net investment income,
  net of waivers and re-
  imbursements                0.89%     0.97%     0.73%     1.22%      0.76%
 Net investment income,
  before waivers and re-
  imbursements                0.64%     0.66%     0.36%     0.90%      0.33%
Portfolio turnover rate     160.13%   154.62%   202.47%   215.31%     77.79%
Net assets at end of
 year (in thousands)      $111.594  $106,774  $138,182  $148,704   $133,212
---------------------------------------------------------------------------------
                                              Class D
                          -------------------------------------------------------
                            1998      1997      1996      1995     1994(b)
---------------------------------------------------------------------------------
Net asset value, begin-
 ning of year             $  10.39  $  10.54  $   9.83  $  10.21   $  10.47
Income (loss) from in-
 vestment operations:
 Net investment income        0.09      0.09      0.01      0.19         --
 Net realized and
  unrealized gain (loss)      1.83      0.29      0.92     (0.48)     (0.26)
---------------------------------------------------------------------------------
Total income (loss) from
 investment operations        1.92      0.38      0.93     (0.29)     (0.26)
---------------------------------------------------------------------------------
Distributions to share-
 holders from:
 Net investment income       (0.14)    (0.08)    (0.22)    (0.05)        --
 Net realized gain           (0.57)    (0.45)       --     (0.04)        --
---------------------------------------------------------------------------------
Total distributions to
 shareholders                (0.71)    (0.53)    (0.22)    (0.09)        --
---------------------------------------------------------------------------------
Net increase (decrease)       1.21     (0.15)     0.71     (0.38)     (0.26)
---------------------------------------------------------------------------------
Net asset value, end of
 year                     $  11.60  $  10.39  $  10.54  $   9.83   $  10.21
---------------------------------------------------------------------------------
Total return (c)             19.91%     3.79%     9.59%    (2.78)%    (2.56)%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements      1.45%     1.45%     1.45%     1.45%      1.35%
 Expenses, before waiv-
  ers and reimbursements      1.70%     1.76%     1.82%     1.77%      1.78%
 Net investment income,
  net of waivers and re-
  imbursements                0.59%     0.58%     0.44%     2.01%        --
 Net investment income
  (loss), before waivers
  and reimbursements          0.34%     0.27%     0.07%     1.69%     (0.43)%
Portfolio turnover rate     160.13%   154.62%   202.47%   215.31%     77.79%
Net assets at end of
 year (in thousands)      $    203  $    234  $     94  $     20   $     --
---------------------------------------------------------------------------------

(a) For the period March 28, 1994 (commencement of operations) through November 30, 1994.
(b) For the period November 16, 1994 (Class D shares issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

See accompanying notes to financial statements.

Northern Institutional Funds
Equity Portfolios
-------------------------------------------------------------------------------
Financial Highlights
For the Years Ended November 30,
Small Company Index Portfolio

                                                Class A
                               -----------------------------------------------
                                 1998       1997      1996     1995     1994
--------------------------------------------------------------------------------
Net asset value, beginning of
 year                          $  15.05   $  13.97  $  12.98  $ 10.86  $ 11.29
Income (loss) from investment
 operations:
 Net investment income             0.13       0.15      0.19     0.16     0.14
 Net realized and unrealized
  gain (loss)                     (1.13)      2.69      1.75     2.67    (0.30)
--------------------------------------------------------------------------------
Total income (loss) from
 investment operations            (1.00)      2.84      1.94     2.83    (0.16)
--------------------------------------------------------------------------------
Distributions to shareholders
 from:
 Net investment income            (0.14)     (0.17)    (0.14)   (0.15)   (0.02)
 Net realized gain                (0.89)     (1.59)    (0.81)   (0.56)   (0.25)
--------------------------------------------------------------------------------
Total distributions to
 shareholders                     (1.03)     (1.76)    (0.95)   (0.71)   (0.27)
--------------------------------------------------------------------------------
Net increase (decrease)           (2.03)      1.08      0.99     2.12    (0.43)
--------------------------------------------------------------------------------
Net asset value, end of year   $  13.02   $  15.05  $  13.97  $ 12.98  $ 10.86
--------------------------------------------------------------------------------
Total return (c)                  (7.02)%    23.06%    15.96%   27.76%   (1.54)%
Ratio to average net assets
 of (d):
 Expenses, net of waivers and
  reimbursements                   0.31%      0.32%     0.32%    0.32%    0.33%
 Expenses, before waivers and
  reimbursements                   0.74%      0.68%     0.79%    0.81%    0.86%
 Net investment income, net
  of waivers and
  reimbursements                   1.19%      1.22%     1.36%    1.31%    1.27%
 Net investment income,
  before waivers and
  reimbursements                   0.76%      0.86%     0.89%    0.82%    0.74%
Portfolio turnover rate           59.21%     42.66%    46.26%   38.46%   98.43%
Net assets at end of year (in
 thousands)                    $139,100   $147,887  $112,856  $94,899  $77,120
--------------------------------------------------------------------------------

                                    Class C              Class D
                                    --------  ---------------------------------
                                    1998 (a)   1998     1997    1996   1995 (b)
-------------------------------------------------------------------------------
Net asset value, beginning of year   $13.89   $15.01   $13.96  $12.95   $10.51
Income from investment operations:
 Net investment income                 0.03     0.11     0.17    0.13     0.18
 Net realized and unrealized gain
  (loss)                              (0.94)   (1.19)    2.62    1.83     2.96
-------------------------------------------------------------------------------
Total income (loss) from
 investment operations                (0.91)   (1.08)    2.79    1.96     3.14
-------------------------------------------------------------------------------
Distributions to shareholders
 from:
 Net investment income                   --    (0.10)   (0.15)  (0.14)   (0.14)
 Net realized gain                       --    (0.89)   (1.59)  (0.81)   (0.56)
-------------------------------------------------------------------------------
Total distributions to
 shareholders                            --    (0.99)   (1.74)  (0.95)   (0.70)
-------------------------------------------------------------------------------
Net increase (decrease)               (0.91)   (2.07)    1.05    1.01     2.44
-------------------------------------------------------------------------------
Net asset value, end of year         $12.98   $12.94   $15.01  $13.96   $12.95
-------------------------------------------------------------------------------
Total return (c)                      (6.54)%  (7.58)%  22.68%  16.20%   31.62%
Ratio to average net assets of
 (d):
 Expenses, net of waivers and
  reimbursements                       0.55%    0.70%    0.71%   0.71%    0.71%
 Expenses, before waivers and
  reimbursements                       0.98%    1.13%    1.07%   1.18%    1.20%
 Net investment income, net of
  waivers and reimbursements           0.98%    0.80%    0.76%   1.02%    0.90%
 Net investment income, before
  waivers and reimbursements           0.55%    0.37%    0.40%   0.55%    0.41%
Portfolio turnover rate               59.21%   59.21%   42.66%  46.26%   38.46%
Net assets at end of year (in
 thousands)                          $  870   $  855   $  690  $  269   $   44
-------------------------------------------------------------------------------

(a) For the period January 8, 1998 (Class C shares issue date) through November 30, 1998.
(b) For the period December 8, 1994 (Class D shares issue date) through November 30, 1995.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

See accompanying notes to financial statements.

Northern Institutional Funds
Fixed Income and Equity Portfolios
-------------------------------------------------------------------------------
Notes to Financial Statements
November 30, 1998

1. Organization
Northern Institutional Funds (the "Trust") is a Delaware business trust which was formed on July 1, 1997, and is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust, formerly known as The Benchmark Funds, changed its name effective July 15, 1998. The Trust includes seventeen portfolios, each with its own investment objective. Prior to March 31, 1998, each portfolio was a series of The Benchmark Funds, a Massachusetts business trust, which reorganized into the Trust at the close of business on that date. Each portfolio, other than the International Bond Portfolio, is classified as a diversified investment company. Except as noted below, the Northern Trust Company ("Northern") is the investment adviser for all actively managed portfolios and is the custodian and transfer agent for the Trust. Effective April 1, 1998, Northern Trust Quantitative Advisors, Inc. ("NTQA"), a wholly-owned subsidiary of Northern Trust Corporation, became the investment adviser for the U.S. Treasury Index, Equity Index, International Equity Index and Small Company Index Portfolios. Goldman, Sachs & Co. ("Goldman Sachs") acts as the Trust's administrator and distributor. Presented herein are the financial statements of the fixed income and equity portfolios (the "Portfolios").
 Each of the Portfolios has four separate classes: Class A, B, C and D. Each class is distinguished by the level of administrative support and transfer agent service provided. As of November 30, 1998, Class A, Class C and Class D shares are outstanding for certain Portfolios.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(a) Investment Valuation
Investments held by a Portfolio are valued at the last quoted sale price on the exchange on which such securities are primarily traded, or if any securities are not traded on a valuation date, at the last quoted bid price. Securities which are traded in the over-the-counter markets are valued at the last quoted bid price. Exchange traded futures and options are valued at the settlement price as established by the exchange on which they are traded. Index futures are marked to market on a daily basis. Any securities, including restricted securities, for which current quotations are not readily available are valued at fair value as determined in good faith by Northern under the supervision of the Board of Trustees ("the Board"). Short-term investments are valued at amortized cost which Northern has determined, pursuant to Board authorization, approximates market value.

(b) Investment Transactions and Investment Income
Investment transactions are recorded as of the trade date. Realized gains and losses on investment transactions are calculated on the identified-cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. The interest rates reflected in the Statements of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest only or principal only securities, the current effective yield. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-date, or as soon as the information is available.

(c) Deferred Organization Costs
Organization-related costs are being amortized on a straight-line basis over five years.

(d) Expenses
Expenses arising in connection with a specific Portfolio are allocated to that Portfolio. Certain expenses arising in connection with a class of shares are allocated to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios based on each Portfolio's relative net assets.

(e) Repurchase Agreements
During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in a customer-only account of Northern, as custodian for the Trust, at the Federal Reserve Bank of Chicago.

Northern Institutional Funds
Fixed Income and Equity Portfolios
-------------------------------------------------------------------------------
Notes to Financial Statements
November 30, 1998


(f) Futures Contracts
Each Portfolio may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Portfolios bear the market risk arising from changes in the value of these financial instruments. At the time a Portfolio enters into a futures contract it is required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recorded and payments are made, on a daily basis, between the Portfolio and the broker. The Statements of Operations reflect gains and losses as realized for closed futures contracts and as unrealized for open futures contracts.
 At November 30, 1998, the Diversified Growth, Equity Index and Small Company Index Portfolios had entered into long exchange traded futures contracts. The aggregate market value of assets pledged to cover margin requirements for open positions at November 30, 1998 was approximately $362,000, $1,691,000 and $337,000 for the Diversified Growth, Equity Index and Small Company Index Portfolios, respectively.

(g) Options Contracts
Each Portfolio may purchase and write (sell) put and call options on foreign and domestic stock indices, foreign currencies, and U.S. and foreign securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets. These transactions are for hedging (or cross-hedging) purposes or for the purposes of earning additional income.
 The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as Portfolio securities.
 The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.
 In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.
 The Portfolios did not write call or put options during the year ended November 30, 1998.

(h) Stripped Securities
Stripped securities represent the right to receive future interest payments (interest only stripped securities) or principal payments (principal only stripped securities). The value of variable rate interest only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest only securities and the value of principal only stripped securities vary inversely with changes in interest rates.

(i) Forward Foreign Currency Exchange Contracts
Certain Portfolios are authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. In addition, the International Bond and International Growth Portfolios may enter into foreign currency exchange contracts for speculative purposes. The objective of a Portfolio's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Portfolio's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency contracts are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Portfolio records realized gains or losses when the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
 The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
 At November 30, 1998, there were no outstanding forward foreign currency exchange contracts.

(j) Foreign Currency Translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Cost of purchases and proceeds from sales of investments, interest and dividend

-------------------------------------------------------------------------------
income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.
 The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) on investments.

(k) Federal Taxes
It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision is made for federal taxes.
 At November 30, 1998, the Portfolios had approximately the following amount of capital loss carryforwards for U.S. federal income tax purposes:

                         Amount     Year(s) of Expiration
---------------------------------------------------------
                     (in thousands)
U.S. Treasury Index       $323          2002 to 2005
---------------------------------------------------------

 This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

(l) Distributions
Dividends from net investment income are declared and paid as follows:

-------------------------------------
Bond                        Monthly
Intermediate Bond           Monthly
International Bond          Quarterly
Short-Intermediate Bond     Monthly
U.S. Government Securities  Monthly
U.S. Treasury Index         Monthly
Balanced                    Quarterly
Diversified Growth          Annually
Equity Index                Quarterly
Focused Growth              Annually
International Equity Index  Annually
International Growth        Annually
Small Company Index         Annually
-------------------------------------

 Each Portfolio's net realized capital gains are distributed at least annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with generally accepted accounting principles.

3. Advisory, Transfer Agency and Custodian Agreements
The Trust has an investment advisory agreement whereby each Portfolio pays Northern or NTQA, as the case may be, a fee, computed daily and payable monthly, based on a specified percentage of its average daily net assets. For the current period, Northern and NTQA each voluntarily agreed to waive a portion of the advisory fees as shown on the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the year ended November 30, 1998, are as follows:

                                              Net
                            Advisory Less:  Advisory
                              Fee    Waiver   Fee
----------------------------------------------------
Bond                           .60%   .35%    .25%
Intermediate Bond              .60    .35     .25
International Bond             .90    .20     .70
Short-Intermediate Bond        .60    .35     .25
U.S. Government Securities     .60    .35     .25
U.S. Treasury Index            .40    .25     .15
Balanced                       .80    .30     .50
Diversified Growth             .80    .25     .55
Equity Index                   .30    .20     .10
Focused Growth                1.10    .30     .80
International Equity Index     .50    .25     .25
International Growth          1.00    .20     .80
Small Company Index            .40    .20     .20
----------------------------------------------------

 As compensation for the services rendered as transfer agent, including the assumption by Northern of the expenses related thereto, Northern receives a fee, computed daily and payable monthly, at an annual rate of .01%, .05%, .10% and .15% of the average daily net asset value of the outstanding Class A, B, C and D shares, respectively, for the Portfolios.

4. Administration and Distribution Agreements
The Trust has an administration agreement with Goldman Sachs whereby each Portfolio pays the administrator a fee, computed daily and payable monthly, at an annual rate of .10% of the Portfolio's average daily net assets, except the International Bond, International Equity Index and International Growth Portfolios which pay the administrator a fee, computed daily and payable monthly, at an annual rate of .15% of their respective average daily net assets.
 In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the fees payable to Northern for its duties as investment

Northern Institutional Funds
Fixed Income and Equity Portfolios
-------------------------------------------------------------------------------
Notes to Financial Statements
November 30, 1998

adviser and Transfer agent, shareholder servicing fees and extraordinary expenses (such as taxes, interest and indemnification expenses), exceeds on an annualized basis .10% of a Portfolio's average daily net assets (0.25% for the International Bond, International Growth and International Equity Index Portfolios), Goldman Sachs will reimburse each Portfolio for the amount of the excess pursuant to the terms of the administration agreement.
 The expenses reimbursed during the year ended November 30, 1998, under such arrangements, are shown on the accompanying Statements of Operations. No administration fees were waived under this agreement during the year ended November 30, 1998.
 Goldman Sachs receives no compensation under the distribution agreement.

5. Shareholder Servicing Plan
The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain shareholder administrative support services for their customers or other investors who beneficially own Class B, C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to .10%, .15% and .25% of the average daily net asset value of the outstanding Class B, C and D shares, respectively.

6. Investment Transactions
Investment transactions for the year ended November 30, 1998 (excluding short-term investments) were as follows:

                                                    Proceeds
                                                   from sales   Proceeds
                                                       and        from
                             Purchases             maturities  sales and
                              of U.S.   Purchases    of U.S.   maturities
                            Government   of other  Government   of other
                            Obligations securities Obligations securities
-------------------------------------------------------------------------
                                           (in thousands)
Bond                         $374,882    $205,475   $344,907    $117,007
Intermediate Bond              24,234      10,004     15,220       2,456
International Bond                 --       6,730         --       6,007
Short-Intermediate Bond       111,674      61,032    152,920      31,131
U.S. Government Securities     57,557          --     53,320          --
U.S. Treasury Index            17,445          --     29,538          --
Balanced                       16,967      21,228     13,721      22,923
Diversified Growth                 --      60,615         --      76,974
Equity Index                       --     321,263         --     170,092
Focused Growth                     --     102,129         --     119,229
International Equity Index         --      26,187         --      18,914
International Growth               --     161,519         --     173,754
Small Company Index                --      72,775         --      84,983
-------------------------------------------------------------------------

 As of November 30, 1998, the composition of unrealized appreciation (depreciation) of investment securities (including the effects of foreign currency translation and excluding futures transactions) based on the aggregate cost of investments for federal income tax purposes were as follows:

                                                                     Cost for
                                                                     Federal
                                                           Net        Income
                                                      Appreciation     Tax
                            Appreciation Depreciation (Depreciation) Purposes
-----------------------------------------------------------------------------
                                             (in thousands)
Bond                          $ 19,048     $10,217      $  8,831     $650,582
Intermediate Bond                  268         414          (146)      31,483
International Bond               1,889         743         1,146       26,708
Short-Intermediate Bond          2,353       8,374        (6,021)     187,635
U.S. Government Securities         585         510            75       53,827
U.S. Treasury Index              1,410          27         1,383       22,430
Balanced                        14,668         568        14,100       53,632
Diversified Growth              68,475       1,013        67,462      111,672
Equity Index                   477,382      31,820       445,562      921,133
Focused Growth                  42,530         764        41,766       92,059
International Equity Index       6,431       4,195         2,236       42,490
International Growth            14,504       2,047        12,457       97,267
Small Company Index             16,241      19,261        (3,020)     141,589
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------
7. Bank Loans
Prior to January 16, 1998, the Trust maintained a $5,000,000 revolving bank credit line and a $15,000,000 conditional revolving credit line for liquidity and other purposes. As of January 16, 1998, the Trust maintains a $100,000,000 revolving bank credit line and a $15,000,000 conditional revolving credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at 1% above the federal funds rate and are secured by pledged securities equal to or exceeding 120% of the outstanding balance.
 Interest expense for the year ended November 30, 1998 was approximately $3,000, $27,000, $18,000, $16,000 and $6,000 for the Diversified Growth,
Equity Index, Focused Growth, International Equity Index and Small Company Index Portfolios, respectively. These amounts are included in "Other Expenses" on the Statements of Operations.
 As of November 30, 1998, the Focused Growth Portfolio had approximately $700,000 of outstanding borrowings which is included in "Other Liabilities" on the Statements of Assets and Liabilities. The interest rate in effect at November 30, 1998, was 5.875%, (current NIBOR rate plus 0.375%).

8. Share Transactions
Transactions in Class A shares for the year ended November 30, 1998 were as follows:

                                                                Net
                                    Reinvested                increase
                            Sales  distributions Redemptions (decrease)
-----------------------------------------------------------------------
                                          (in thousands)
Bond                        10,138     1,515        5,483      6,170
Intermediate Bond            1,392        67          551        908
International Bond             108        60          140         28
Short-Intermediate Bond      6,204       738        7,697       (755)
U.S. Government Securities     632       116          518        230
U.S. Treasury Index            724        21        1,357       (612)
Balanced                     1,380       239        1,260        359
Diversified Growth             812     1,322        1,887        247
Equity Index                24,202     3,689       18,131      9,760
Focused Growth               1,385     1,532        2,536        381
International Equity Index   1,984        63        1,540        507
International Growth           892       644        2,220       (684)
Small Company Index          7,425       673        7,245        853
-----------------------------------------------------------------------

 Transactions in Class A shares for the year ended November 30, 1997 were as follows:

                                                                Net
                                    Reinvested                increase
                            Sales  distributions Redemptions (decrease)
-----------------------------------------------------------------------
                                          (in thousands)
Bond                         7,554     1,111        4,475       4,190
Intermediate Bond              594         9           --         603
International Bond              56        74          363        (233)
Short-Intermediate Bond      5,953       572        4,056       2,469
U.S. Government Securities   3,473       227        6,148      (2,448)
U.S. Treasury Index          1,031        59          740         350
Balanced                       609       205          717          97
Diversified Growth             939     1,144        2,201        (118)
Equity Index                18,925     2,547       19,705       1,767
Focused Growth               1,481       905        2,575        (189)
International Equity Index   3,356        --          111       3,245
International Growth         1,116       606        4,566      (2,844)
Small Company Index          3,221     1,087        2,562       1,746
-----------------------------------------------------------------------

  Transactions in Class C shares for the year ended November 30, 1998 were as follows:

                                                               Net
                                  Reinvestment               increase
                            Sales distributions Redemptions (decrease)
----------------------------------------------------------------------
                                          (in thousands)
Bond                        1,409      192         1,156       445
U.S. Government Securities     84        9            54        39
U.S. Treasury Index             8       --             7         1
Balanced                      104       21            97        28
Equity Index                2,131      373         1,696       808
Focused Growth                 12      115           109        18
Small Company Index           153       --            86        67
----------------------------------------------------------------------

Northern Institutional Funds
Fixed Income and Equity Portfolios
-------------------------------------------------------------------------------
Notes to Financial Statements
November 30, 1998

 Transactions in Class C shares for the year ended November 30, 1997 were as follows:

                                                               Net
                                   Reinvested                increase
                            Sales distributions Redemptions (decrease)
----------------------------------------------------------------------
                                          (in thousands)
Bond                        2,988      104         1,045      2,047
U.S. Government Securities     67       10            97        (20)
Balanced                       89       25           266       (152)
Equity Index                2,220      226         1,520        926
Focused Growth                 12       65            45         32
----------------------------------------------------------------------

 Transactions in Class D shares for the year ended November 30, 1998 were as follows:

                                                               Net
                                   Reinvested               increase
                            Sales distributions Redemptions (decrease)
----------------------------------------------------------------------
                                         (in thousands)
Bond                         118         5           58         65
Intermediate Bond              2        --           --          2
International Bond             3        --            2          1
Short-Intermediate Bond       22         4           29         (3)
U.S. Government Securities    51         1            8         44
U.S. Treasury Index           21         3           27         (3)
Balanced                      45         3           21         27
Diversified Growth            32         8           20         20
Equity Index                 513       137          778       (128)
Focused Growth                52        21           38         35
International Equity Index     1        --           --          1
International Growth          15         1           22         (6)
Small Company Index           38         3           21         20
----------------------------------------------------------------------

 Transactions in Class D shares for the year ended November 30, 1997 were as follows:

                                                               Net
                                   Reinvested               increase
                            Sales distributions Redemptions (decrease)
----------------------------------------------------------------------
                                         (in thousands)
Bond                           32        1           15          18
International Bond              3       --           --           3
Short-Intermediate Bond        31        1            5          27
U.S. Government Securities      6       --            1           5
U.S. Treasury Index            55        2           16          41
Balanced                       12        1            8           5
Diversified Growth             16        4            6          14
Equity Index                1,302       34          281       1,055
Focused Growth                 32        6            9          29
International Growth           19       --            5          14
Small Company
 Index                         43        1           17          27
----------------------------------------------------------------------

9. Subsequent Event
On January 1, 1999, eleven European countries converted to a common currency referred to as the "Euro". Hereinafter, investments traded in the markets of these countries (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal, and Spain) will be denominated in Euro. Accordingly, the portfolio holdings of the International Bond, International Equity and International Growth Portfolios denominated in these countries' functional currency were converted.

Northern Institutional Funds
Fixed Income and Equity Portfolios
-------------------------------------------------------------------------------
Report of Independent Auditors


To the Shareholders and Trustees of
Northern Institutional Funds
Fixed Income and Equity Portfolios
We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Bond, Intermediate Bond, International Bond, Short-Intermediate Bond, U.S. Government Securities, U.S. Treasury Index, Balanced, Diversified Growth, Equity Index, Focused Growth, International Equity Index, International Growth and Small Company Index Portfolios, comprising the Fixed Income and Equity Portfolios of the Northern Institutional Funds, as of November 30, 1998, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of the investments owned at November 30, 1998 by physical examination of the securities held by the custodian and by correspondence with central depositories, unaffiliated subcustodian banks and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond, Intermediate Bond, International Bond, Short-Intermediate Bond, U.S. Government Securities, U.S. Treasury Index, Balanced, Diversified Growth, Equity Index, Focused Growth, International Equity Index, International Growth and Small Company Index Portfolios, comprising the Fixed Income and Equity Portfolios of the Northern Institutional Funds, at November 30, 1998, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Chicago, Illinois
January 15, 1999

Investment Advisers

The Northern Trust Company
Northern Trust Quantitative Advisors, Inc.
50 South LaSalle Street
Chicago, Illinois 60675

Transfer Agent and Custodian

The Northern Trust Company

Administrator and Distributor

Goldman, Sachs & Co.
4900 Sears Tower
Chicago, IL. 60606

Trustees

William H. Springer, Chairman
Richard Gordon Cline
Edward J. Condon, Jr.
John W. English
Sandra Polk Guthman
Frederick T. Kelsey
Richard P. Strubel

Officers

Frank J. Polefrone, President
James A. Fitzpatrick, Vice President
Gordon Linke, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Michael J. Richman, Secretary
Deborah A. Farrell, Assistant Secretary
Steven Hartstein, Assistant Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

Independent Auditors

Ernst & Young LLP
233 S. Wacker Drive
Chicago IL. 60606

Legal Counsel

Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA 19107

This Annual Report is authorized for distribution to prospective investors only when proceeded or accompanied by a Prospectus which contains facts concerning the objectives and policies management expenses and other information.

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                                    SHARES

                         NORTHERN INSTITUTIONAL FUNDS
                               4900 Sears Tower
                            Chicago, Illinois 60606

                          GOVERNMENT SELECT PORTFOLIO
                             GOVERNMENT PORTFOLIO
                         DIVERSIFIED ASSETS PORTFOLIO
                             TAX-EXEMPT PORTFOLIO


          This Statement of Additional Information dated April 1, 1999 (the "Additional Statement") is not a prospectus. Copies of the prospectus dated April 1, 1999 for the Shares of the Government Select, Government, Diversified Assets and Tax-Exempt Portfolios (the "Portfolios") of Northern Institutional Funds (the "Prospectus") may be obtained without charge by calling Goldman, Sachs & Co. ("Goldman Sachs") toll-free at 1-800-621-2550 (outside Illinois) or by writing to the address stated above. Each Portfolio also offers two additional share classes, Service Shares and Premier Shares, which are described in a separate statement of additional information. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

          The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1998 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling Goldman Sachs toll-free at 800-621-2550 (outside Illinois) or at (312) 655-______ (within Illinois).

                                     INDEX

                                                                      Page
                                                                      ----
     ADDITIONAL INVESTMENT INFORMATION...............................    0
          Classification and History.................................    0
          Investment Objectives, Strategies and Risks................    0
          Investment Restrictions....................................    0
     ADDITIONAL TRUST INFORMATION....................................    0
          Trustees and Officers......................................    0
          Investment Adviser, Transfer Agent and Custodian...........    0
          Portfolio Transactions.....................................    0
          Administrator and Distributor..............................    0
          Counsel and Auditors.......................................    0
          In-Kind Purchases and Redemptions..........................    0
          Third-Party Fees and Requirements..........................    0
     PERFORMANCE INFORMATION.........................................    0
     AMORTIZED COST VALUATION........................................    0
     DESCRIPTION OF SHARES...........................................    0
     ADDITIONAL INFORMATION CONCERNING TAXES.........................    0
          General....................................................    0
          Special Tax Considerations Pertaining to the
               Tax-Exempt Portfolio..................................    0
          Foreign Investors..........................................    0
          Conclusion.................................................    0
     OTHER INFORMATION...............................................    0
     FINANCIAL STATEMENTS............................................    0
     APPENDIX A......................................................  1-A

                                ----------------

No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering of Shares made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.


An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

                       ADDITIONAL INVESTMENT INFORMATION

Classification and History

     Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

     Each Portfolio is a series of the Trust, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust, formerly known as The Benchmark Funds, changed its name to Northern Institutional Funds on July 15, 1998. The Portfolios were formerly series of The Benchmark Funds, a Massachusetts business trust, and were reorganized into the Trust on March 31, 1998.

Investment Objectives, Strategies and Risks

     The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectus. The investment objective of each Portfolio may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment policies may be changed without shareholder approval.


Description of Commercial Paper, Bankers' Acceptances, Certificates of Deposit and Time Deposits

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party.

     As stated in the Prospectus, the Diversified Assets Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

     The Diversified Assets Portfolio may also invest in high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Group ("S&P"), Prime-2 or higher by Moody's
Investors Service, Inc. ("Moody's"), Duff 2 or higher by Duff & Phelps Credit Rating Co. ("D&P"), F-2 or higher by Fitch IBCA, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW").

Description of Asset-Backed Securities

     The Diversified Assets Portfolio may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments.

     If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

     For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired, as calculated under applicable SEC regulations, will be 397 days or less.

     Asset-backed securities acquired by the Diversified Assets Portfolio may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways.

The Portfolio will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

U.S. Government Obligations

     Examples of the types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, and the Maritime Administration.

Custodial Receipts for Treasury Securities

     The Portfolios (other than the Government Select Portfolio) may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

U.S. Treasury STRIPS

     The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. All Portfolios, including the Government Select Portfolio, may acquire securities registered under the STRIPS program.

Bank and Deposit Notes

     The Diversified Assets Portfolio may purchase bank and deposit notes. Bank notes rank junior to deposit liabilities of banks and pari passu with other
                                                      ---- -----
senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Variable and Floating Rate Instruments

     With respect to the variable and floating rate instruments that may be acquired by the Portfolios as described in the Prospectus, Northern will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is of "high quality," the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Portfolios will invest in variable and floating rate instruments only when Northern deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by Northern to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Portfolios. In determining weighted average portfolio maturity, an instrument may, subject to SEC regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument. Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio's 10% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days absent a reliable trading market.

Investment Companies

     With respect to the investments of the Portfolios in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act); or
(b)(i) not more than 5% of the value of the total assets of a Portfolio will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio.

     Unaffiliated money market funds whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of their total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

     If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

     A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust.

Repurchase Agreements

     Each Portfolio may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, as are deemed creditworthy by Northern under guidelines approved by the Trust's Board of Trustees. The repurchase price under the repurchase agreements will generally equal the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Trust's custodian (or subcustodian), in the Federal Reserve/Treasury
book-entry system or by another authorized securities depository.    The seller
under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Portfolio in an amount that exceeds the agreed upon repurchase price (including accrued interest). Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

Reverse Repurchase Agreements

     Each Portfolio (except the Tax-Exempt Portfolio) may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios will use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

Securities Lending

     Collateral for loans of portfolio securities made by a Portfolio may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

Forward Commitments and When-Issued Securities

     Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

     A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities.
If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

     When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Portfolio will segregate the portfolio securities themselves. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Insurance Funding Agreements

  The Diversified Assets Portfolio may invest in insurance funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist.

Yields and Ratings

     The yields on certain obligations, including the money market instruments in which the Portfolios invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, D&P, Fitch and TBW represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Municipal Instruments

     Municipal instruments are high quality, short-term instruments, the interest on which is, in the opinion of bond counsel to the issuers, exempt from Federal income tax. Opinions relating to the validity of municipal instruments and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Trust nor Northern will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

     Municipal instruments may be issued to obtain funds for various public purposes, including capital improvements, the refunding of outstanding obligations, general operating expenses, and lending to other public agencies. Among other instruments, the Tax-Exempt Portfolio may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

     Municipal instruments include industrial development bonds. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

     The Tax-Exempt Portfolio may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Municipal bonds with a series of maturity dates are called Serial Bonds. The Portfolio may purchase Serial Bonds and other long-term securities provided that they have a remaining maturity meeting the Tax-Exempt Portfolio's maturity requirements. The Portfolio may also purchase long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. Put Bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Portfolio might hold a long-term Put Bond on which a default occurs following its acquisition by the Portfolio.

     Municipal instruments purchased by the Tax-Exempt Portfolio may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause loss to a Portfolio that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

     Although the Tax-Exempt Portfolio does not expect to do so during normal market conditions, it may invest more than 25% of the value of its total assets in municipal instruments whose issuers are in the same state. When a substantial percentage of the Tax-Exempt Portfolio's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which are otherwise related, there is a possibility that an economic, business or political development affecting one such instrument would likewise affect the other related instruments.

     The Tax-Exempt Portfolio may also invest in fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, AA or higher by D&P or F-2 or higher by Fitch and tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, Duff 2 or higher by D&P or F-2 or higher by Fitch.

     The Tax-Exempt Portfolio may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Portfolio may also purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular Federal income tax. Certificates of participation are a type of floating or variable rate obligation that represents interests in a pool of municipal obligations held by a bank.

     As a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Tax-Exempt Portfolio, at least 80% of the Portfolio's annual gross income will be derived from municipal instruments except under extraordinary circumstances. During extraordinary circumstances, the Portfolio may adopt a temporary defensive posture by holding uninvested cash or invest in AMT obligations and taxable short-term securities. Taxable investments will consist exclusively of instruments that may be purchased by the Diversified Assets Portfolio. The risks associated with these investments are described in the Prospectus.

     An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

     From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the Federal income tax status of interest on municipal instruments. Future proposals could materially adversely affect the availability of municipal instruments for investment by the Tax-Exempt Portfolio and the liquidity and value of the Portfolio. In such an event the Board of Trustees would reevaluate the Portfolio's investment objective and policies and consider changes in its structure or possible dissolution.

     Interest earned by the Tax-Exempt Portfolio on private activity bonds (if any) that is treated as a specific tax preference item under the Federal alternative minimum tax will not be deemed to have been derived from municipal instruments for purposes of determining whether that Portfolio meets its fundamental policy that at least 80% of its annual gross income be derived from municipal instruments.

Standby Commitments

     The Tax-Exempt Portfolio may enter into standby commitments with respect to municipal instruments held by it. Under a standby commitment, a dealer agrees to purchase at the Portfolio's option a specified municipal instrument at its amortized cost value to the Portfolio plus accrued interest, if any. Standby commitments may be exercisable by the Portfolio at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

     The Tax-Exempt Portfolio expects that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each standby commitment is acquired.

     The Portfolio intends to enter into standby commitments only with dealers, banks and broker-dealers which, in Northern's opinion, present minimal credit risks. The Portfolio will acquire standby commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation or assumed maturity of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where the Portfolio pays directly or indirectly for a standby commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.


Illiquid or Restricted Securities

     The Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as Northern determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Foreign Securities

     None of the Portfolios will invest in instruments denominated in a foreign currency.

Investment Restrictions

     Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

     (1) Make loans, except (a) through the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

     (2) Mortgage, pledge or hypothecate any assets (other than pursuant to reverse repurchase agreements for the Diversified Assets, Government and Government Select Portfolios) except to secure permitted borrowings.

     (3) Purchase or sell real estate or securities issued by real estate investment trusts, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

     (4) Purchase or sell commodities or commodity contracts or oil or gas or other mineral exploration or development programs.

     (5) Invest in companies for the purpose of exercising control or management.

     (6) Act as underwriter of securities (except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies), purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities or maintain a short position, or write puts, calls or combinations thereof.

     (7) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

     (8) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     (9) Borrow money (other than pursuant to reverse repurchase agreements for the Portfolios described above), except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Portfolio's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Portfolio do not exceed one-third of the Portfolio's total assets. No purchases of securities will be made if borrowings subject to this restriction exceed 5% of the value of the Portfolio's assets. The exceptions in (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Trust's Portfolios by enabling the Trust to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act.

     (10) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

                                  *    *    *

     The freedom of action reserved in Restriction No. 8 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for "Eligible Securities" as described in the Prospectus.

     In addition, as matters of fundamental policy, the Government Select Portfolio, Government Portfolio and Diversified Assets Portfolio may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the applicable Portfolio's total assets; and the Tax-Exempt Portfolio may not acquire direct ownership of industrial development bonds if, as a result of such acquisition, more than 5% of the value of its total assets would be invested in industrial development bonds where payment of principal and interest is the responsibility of companies (including their predecessors) with less than three years of operating history and such bonds are not guaranteed as to principal and interest by companies (including their predecessors) with three years or more of operating history.

     Except to the extent otherwise provided in Investment Restriction No. 8, for the purpose of such restriction in determining industry classification the Trust intends to use the industry classification titles in the Standard Industrial Classification Manual. In applying Restriction No. 8 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

     Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.

     The Portfolios intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. Government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Portfolio's total assets at the time of purchase, except that 25% of the value of the total assets of each Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, a Portfolio may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Portfolio may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. Government or an agency thereof. In addition, the Tax-Exempt Portfolio will limit its investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two nationally recognized statistical rating organizations (each an "NRSRO") (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to First Tier Securities ("Second Tier Securities"), to 5% of its total assets, with investments in any one such issuer being limited to no more than 1% of the Portfolio's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are municipal instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Diversified Assets Portfolio will limit its investments in all Second Tier Securities (that are not subject to a Guarantee) in accordance with the foregoing percentage limitations.

     In addition to the foregoing, each Portfolio is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features.

                          ADDITIONAL TRUST INFORMATION

Trustees and Officers

     The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

Name                                 Position(s)              Principal Occupation(s)
and Address                Age       with Trust                 During Past 5 Years
-----------                ---       -----------                -------------------
William H. Springer         69        Chairman       Director, Walgreen Co. (a retail drug store
701 Morningside Drive                 and            business) since April 1988; Director of
Lake Forest, IL 60045                 Trustee        Baker, Fentress & Co. (a closed-end,
                                                     non-diversified management investment
                                                     company) from April 1992 to present; Trustee,
                                                     Goldman Sachs Trust from 1989 to present.

Richard Gordon Cline        64        Trustee        Chairman and Director, Hussman International
4200 Commerce Court,                                 Inc. (commercial refrigeration company) since
Suite 300                                            January 1998; and Chairman, Hawthorne Inc. (a
Lisle, IL 60532                                      management advisory services and private
                                                     investment company) since January 1996;
                                                     Chairman, President and CEO of NICOR Inc. (a
                                                     diversified public utility holding company)
                                                     from 1985 to 1996; Chairman and Director,
                                                     Federal Reserve Bank of Chicago from 1992 to
                                                     1995; Director:  Central DuPage Health
                                                     System; Pet Incorporated; Whitman Corporation
                                                     (a diversified holding company); Kmart
                                                     Corporation (a retailing company); Ryerson
                                                     Tull, Inc. (a metals distribution company);
                                                     and University of Illinois Foundation.

Edward J. Condon, Jr.       58        Trustee        Chairman and CEO of The Paradigm Group, Ltd.
Sear Tower, Suite 9650                               (a financial advisor) since July 1993; within
233 S. Wacker Drive                                  the last five years he has served as Vice
Chicago, IL 60606                                    Chairman and Director of Energenics L.L.C;
                                                     Director of Financial Pacific Company; Member
                                                     of the Board of Managers of The Liberty
                                                     Hampshire Company, LLC; Member of Advisory Board

Name                                 Position(s)              Principal Occupation(s)
and Address                Age       with Trust                 During Past 5 Years
-----------                ---       -----------                -------------------
                                                     of Real-Time U.S.A., Inc; Member of the
                                                     Board of Directors of University Elder Care,
                                                     Inc; Member of the Board of Directors of the
                                                     Girl Scouts of Chicago; Member of the Board
                                                     of Trustees of Dominican University.

John W. English             66        Trustee        Private Investor since 1993; Vice President
50-H New England Ave.                                and Chief Investment Officer of The Ford
P.O. Box 640                                         Foundation (a charitable trust) from 1981
Summit, NJ 07902-0640                                until 1993; Trustee:  The China Fund, Inc.;
                                                     American Red Cross in Greater New York; Mote
                                                     Marine Laboratory; State Street's Select
                                                     Sector SPDR Trust; Washington Mutual's WM
                                                     Funds and United Board for Christian Higher
                                                     Education in Asia. Director: University  of
                                                     Iowa Foundation; Blanton-Peale Institutes of
                                                     Religion and Health; Community Foundation of
                                                     Sarasota County; and Duke Management Company.

Sandra Polk Guthman         55        Trustee        President and CEO of Polk Bros. Foundation
420 N. Wabash Avenue                                 (an Illinois not-for-profit corporation) from
Suite 204                                            1993 to present; Director of Business
Chicago, IL 60611                                    Transformation from 1992-1993, and Midwestern
                                                     Director of Marketing from 1988-1992, IBM
                                                     Corporation; Director: MBIA Insurance
                                                     Corporation of Illinois (bank holding
                                                     company) since 1994 and Avondale Financial
                                                     Corporation (a stock savings and loan holding
                                                     company) since 1995.

Frederick T. Kelsey         71        Trustee        Consultant to Goldman Sachs from December
3133 Laughing Gull Court                             1985 through February 1988; Director of
Johns Island, SC  29455                              Goldman Sachs Funds Group and Vice President
                                                     of Goldman Sachs from May 1981 until his
                                                     retirement in November 1985;  President and
                                                     Treasurer of the Trust and other investment
                                                     companies affiliated with Goldman Sachs
                                                     through August 1985; President from 1983 to
                                                     1985, and Trustee from 1983 to 1994, The
                                                     Centerland Funds and its successor, The Pilot
                                                     Funds; Trustee,

Name                                 Position(s)              Principal Occupation(s)
and Address                Age       with Trust                 During Past 5 Years
-----------                ---       -----------                -------------------
                                                     various management investment companies
                                                     affiliated with Zurich Kemper Investments.

Richard P. Strubel          59        Trustee        Managing Director, Tandem Partners, Inc. (a
737 N. Michigan Avenue                               privately held management services firm)
Suite 1405                                           since 1990; President and CEO, Microdot, Inc.
Chicago, IL 60611                                    (a privately held manufacturing firm) from
                                                     January 1984 to October 1994; Trustee,
                                                     Goldman Sachs Trust from 1987 to present;
                                                     Director of Kaynar Technologies Inc. (a
                                                     leading manufacturer of aircraft fasteners)
                                                     since March 1997; Trustee of the University
                                                     of Chicago; Director of Children's Memorial
                                                     Medical Center.

Gordon F. Linke             42        Vice           Vice President, Goldman Sachs Funds Group
555 California Street                 President      (since March 1992); Corporate Finance Officer
San Francisco, CA  94104                             of Bank of America (prior thereto).

James A. Fitzpatrick        39        Vice           Vice President, GSAM (since April 1997); Vice President
4900 Sears Tower                      President      and General Manager, First Data Corporation -
Chicago, IL 60606                                    Investors Services Group prior thereto.

Nancy L. Mucker             49        Vice           Vice President, Goldman Sachs (since April
4900 Sears Tower                      President      1985); Co-Manager, Shareholder Servicing of
Chicago, IL 60606                                    GSAM (since November 1989).

John Perlowski              34        Treasurer      Vice President, Goldman Sachs (since July
One New York Plaza                                   1995); Director, Investors Bank and Trust
New York, NY 10004                                   Company (November 1993 to July 1995); Audit
                                                     Manager of Arthur Andersen, LLP (prior thereto).


Name                                 Position(s)              Principal Occupation(s)
and Address                Age       with Trust                 During Past 5 Years
-----------                ---       -----------                -------------------
Michael J. Richman          38        Secretary      General Counsel of the Funds Group, GSAM
85 Broad Street                                      (since December 1997); Associate General
New York, NY 10004                                   Counsel of GSAM (February 1994 to December
                                                     1997); Vice President of Goldman Sachs (since
                                                     1992) and Associate General Counsel of
                                                     Goldman Sachs (since December 1998); Counsel
                                                     to the Funds Group of GSAM (since June 1992);
                                                     Partner of Hale and Dorr, September 1991 to
                                                     June 1992).

Deborah A. Farrell          27        Assistant      Legal Assistant, Goldman Sachs (since January
85 Broad Street                       Secretary      1996); Executive Secretary, Goldman Sachs
New York, NY 10004                                   (January 1994--January 1996); Cleary,
                                                     Gottlieb, Steen & Hamilton (September 1990--
                                                     January 1994).

Steven E. Hartstein         35        Assistant      Associate, Goldman Sachs (December 1998--
85 Broad Street                       Secretary      present); Legal Products Analyst, Goldman
New York, NY 10004                                   Sachs (June 1993--December 1998).

Howard B. Surloff           33        Assistant      Assistant General Counsel, GSAM and Associate
85 Broad Street                       Secretary      General Counsel to the Funds Group (since
New York, NY 10004                                   December 1997); Vice President and Assistant
                                                     General Counsel, Goldman Sachs (since
                                                     November 1993 and May 1994, respectively);
                                                     Counsel to the Funds Group, GSAM (since
                                                     November 1993); Associate of Shereff,
                                                     Friedman, Hoffman & Goodman, LLP (prior thereto).

Valerie A. Zondorak         33        Assistant      Assistant General Counsel, GSAM and the Funds
85 Broad Street                       Secretary      Group (since December 1997); Vice President
New York, NY 10004                                   and Assistant General Counsel, Goldman Sachs
                                                     (since December 1997) and Vice President and
                                                     Counsel to Goldman Sachs (since March 1997);
                                                     Associate of Shereff, Friedman, Hoffman &
                                                     Goodman, LLP (prior thereto).

     Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern, Goldman Sachs and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. Springer, Kelsey, Strubel, Richman, Perlowski, Fitzpatrick, Surloff and Hartstein and Mmes. Farrell, Mucker and Zondorak hold similar positions with one or more investment companies that are advised by Goldman Sachs. As a result of the responsibilities assumed by Northern under its Advisory Agreement, Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement with the Trust and by Goldman Sachs under its Administration Agreement and Distribution Agreement with the Trust, the Trust itself requires no employees.

     Each officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

     Each Trustee earns a quarterly retainer of $6,750 and the Chairman of the Board earns a quarterly retainer of $10,125. Each Trustee, including the Chairman of the Board, earns an additional fee of $2,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

     In addition, the Trustees established an Audit Committee consisting of three members including a Chairman of the Committee. Each member earns a fee of $2,500 for each meeting attended and the Chairman earns a quarterly retainer of $1,500.

     Each Trustee will hold office for an indefinite term until the earliest of
(1) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (2) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust, or (3) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the fiscal year of the Trust in which he or she attains the age of 72 years.

     The Trust's officers do not receive fees from the Trust for services in such capacities, although Goldman Sachs, of which they are also officers, receives fees from the Trust for administrative services.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 1998:


                                                     Pension or             Retirement
                                 Aggregate        Benefits Accrued      Total Compensation
                               Compensation      as Part of Trust's     from Trust Paid to
Name of Trustee                 from Trust            Expenses               Trustees
---------------                ------------      ------------------     ------------------
William H. Springer               $46,750                $0                   $46,750

Richard G. Cline                  $34,000                $0                   $34,000

Edward J. Condon, Jr.             $37,000                $0                   $37,000

John W. English                   $32,500                $0                   $32,500

Sandra Polk Guthman               $34,000                $0                   $34,000

Frederick T. Kelsey               $37,000                $0                   $37,000

Richard P. Strubel                $42,250                $0                   $42,250


Investment Adviser, Transfer Agent and Custodian

     Northern, a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company, is one of the nation's leading providers of trust and investment management services. As of December 31, 1998, Northern and its affiliates had over $236 billion in assets under management for clients including public and private retirement funds, endowments, foundations, trusts, corporations, and individuals. Northern is one of the strongest banking organizations in the United States. Northern believes it has built its organization by serving clients with integrity, a commitment to quality and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees, (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of Federal regulations, (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs, and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives.

     Northern employs a team approach to the investment management of the Portfolios, relying upon investment professionals under the leadership of James
M. Snyder, Chief Investment Officer and Executive Vice President of Northern.


     Under its Advisory Agreement with the Trust, Northern, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for each Portfolio and placing purchase and sale orders for the portfolio transactions of the Portfolios. In connection with portfolio transactions for the Portfolios, which are generally done at a net price without a broker's commission, Northern's Advisory Agreement provides that Northern shall attempt to obtain the best net price and execution. To the extent the execution and price available from more than one broker, dealer or other such persons are believed to be comparable, Northern may, at its discretion but subject to applicable law, select the executing broker, dealer or such other persons on the basis of Northern's opinion of the reliability and quality of such broker, dealer or such other persons.


     Northern's investment advisory duties for the Trust are carried out through its Trust Department. On occasions when Northern deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by it (including any other Portfolio, investment company or account for which Northern acts as adviser), the Investment Advisory Agreement provides that Northern, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Northern in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Investment Advisory Agreement permits Northern, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of Northern's opinion of the reliability and quality of such broker or dealer.

     The Advisory Agreement provides that Northern may render similar services to others so long as its services under such Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify Northern against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.

     Under its Transfer Agency Agreement with the Trust, Northern has undertaken to (1) answer customer inquiries regarding the current yield of, and certain other matters (e.g. account status information) pertaining to, the Trust, (2) process purchase and redemption transactions, including transactions generated by any service provided outside of the Agreement by Northern, its affiliates or correspondent banks whereby customer account cash balances are automatically invested in shares of the Portfolios, and the disbursement of the proceeds of redemptions, (3) establish and maintain separate omnibus accounts with respect to shareholders investing through

Northern or any of its affiliates and correspondent banks and act as transfer agent and perform sub-accounting services with respect to each such account, (4) provide periodic statements showing account balances, (5) mail reports and proxy materials to shareholders, (6) provide information in connection with the preparation by the Trust of various regulatory reports and prepare reports to the Trustees and management, (7) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions), (8) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts, (9) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors,
(10) furnish the Trust all pertinent Blue Sky information, (11) perform all required tax withholding, (12) preserve records, and (13) furnish necessary office space, facilities and personnel. Northern may appoint one or more sub-transfer agents in the performance of its services.

     As compensation for the services rendered by Northern under the Transfer Agency Agreement with respect to the Shares described in this Additional Statement and the assumption by Northern of related expenses, Northern is entitled to a fee from the Trust, payable monthly, at an annual rate equal to $18 for each subaccount relating to such Shares of the Portfolios. This fee which is borne solely by the Shares described in this Additional Statement and not by the Portfolios' other share classes, is subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment. Different transfer agency fees are payable with respect to the Portfolios' different share classes. Northern's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that Northern would otherwise receive. Conflict-of-interest restrictions under state and Federal law (including the Employee Retirement Income Security Act of 1974) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Shares of the Portfolios.

     Under its Custodian Agreement with the Trust, Northern (1) holds each Portfolio's cash and securities, (2) maintains such cash and securities in separate accounts in the name of the Portfolio, (3) makes receipts and disbursements of funds on behalf of the Portfolio, (4) receives, delivers and releases securities on behalf of the Portfolio, (5) collects and receives all income, principal and other payments in respect of the Portfolio's securities held by Northern under the Custodian Agreement, and (6) maintains the accounting records of the Trust. Northern may employ one or more subcustodians, provided that Northern, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern and that the responsibility or liability of the subcustodian to Northern shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian. Northern may also appoint agents to carry out such of the provisions of the Custodian Agreement as Northern may from time to time direct, provided that the appointment of an agent shall not relieve Northern of any of its responsibilities under the Agreement.

     As compensation for the services rendered to the Trust by Northern as custodian, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that Northern as custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by Northern as custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment. Northern's fees under the Custodian Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

     Unless sooner terminated, each of the Advisory Agreement, Transfer Agency Agreement and Custodian Agreement between Northern and the Trust will continue in effect with respect to a particular Portfolio until April 30, 1999, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) on 60 days' written notice to Northern and by Northern on 60 days' written notice to the Trust.

     For the fiscal years ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (after fee waivers) was as follows:

                                        1998            1997           1996
                                        ----            ----           ----
Government Select Portfolio          $ 1,460,037     $1,018,270     $  772,113
Government Portfolio                   3,337,292      3,243,435      2,617,746
Diversified Assets Portfolio          10,271,332      8,945,126      7,832,358
Tax-Exempt Portfolio                   1,712,721      1,731,407      1,885,156


     In addition, for the fiscal years ended November 30, 1998, 1997 and 1996, Northern waived advisory fees with respect to the Government Select Portfolio in the amounts of $2,193,181, $1,527,701 and $1,157,788, respectively.

     For the fiscal years ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio was as follows:

                                      1998          1997          1996
                                      ----          ----          ----
Government Select Portfolio         $ 28,041      $ 30,361       $22,274
Government Portfolio                  51,087        35,042        31,048
Diversified Assets Portfolio         182,267       127,270        64,579
Tax-Exempt Portfolio                  28,191        22,028        14,883

     For the fiscal years ended November 30 as indicated, the amount of custodian fees incurred by each Portfolio was as follows:

                                     1998           1997           1996
                                     ----           ----           ----
Government Select Portfolio        $181,920       $ 97,683       $ 96,787
Government Portfolio                179,186        140,110        131,957
Diversified Assets Portfolio        425,371        412,075        360,387
Tax-Exempt Portfolio                 86,026        100,513        105,936

    Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Northern believes that it may perform the services contemplated by its agreements with the Trust without violation of such banking laws or regulations, which are applicable to it. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Northern from continuing to perform such services for the Trust.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of Northern in connection with the provision of services on behalf of the Trust, the Trust might be required to alter materially or discontinue its arrangements with Northern and change its method of operations. It is not anticipated, however, that any change in the Trust's method of operations would affect the net asset value per share of any Portfolio or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, the Trust expects that Northern and its affiliates would consider the possibility of offering to perform some or all of the services now provided by Goldman Sachs. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Northern and its affiliates might offer to provide services for consideration by the Trustees.


     Northern is active as an underwriter of municipal instruments. Under the 1940 Act, the Portfolios are precluded, subject to certain exceptions, from purchasing in the primary market those municipal instruments with respect to which Northern is serving as a principal underwriter. In the opinion of Northern, this limitation will not significantly affect the ability of the Portfolios to pursue their respective investment objectives.

     Goldman Sachs is also an active investor, dealer and/or underwriter in many types of money market instruments. Its activities in this regard could have some effect on the market for those instruments which the Portfolios acquire, hold or sell.

     Under a Service Mark License Agreement with the Trust, Northern Trust Corporation agrees that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds." (This undertaking by the Trust may be subject to certain legal limitations.)

Portfolio Transactions

     For the fiscal years ended November 30, 1998, 1997 and 1996, all portfolio transactions for the Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolios. Purchases by the Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.

     During the fiscal year ended November 30, 1998, the Government Portfolio acquired and sold securities of ABN-AMRO, Bear Stearns & Co., J.P. Morgan Securities, Inc., UBS Securities, SBC Warburg, Inc. and Warburg Dillon Read, each a regular broker/dealer. At November 30, 1998, the Government Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: ABN-AMRO, with an approximate aggregate market value of $200,000,000; Bear Stearns & Co., with an approximate aggregate market value of $350,000,000; J.P. Morgan Securities, Inc., with an approximate aggregate market value of $200,000,000; and Warburg Dillon Read, with an approximate aggregate market value of $50,000,000.

     During the fiscal year ended November 30, 1998, the Diversified Assets Portfolio acquired and sold securities of HSBC Securities, Inc., J.P. Morgan Securities, Inc., Lehman Brothers, Inc., Morgan Stanley Group, Inc., Salomon Brothers, Inc., UBS Securities and Warburg Dillon Read, each a regular broker/dealer. At November 30, 1998, the Diversified Assets Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bankers Trust & Co., with an approximate aggregate market value of $56,246,000; J.P. Morgan Securities, Inc., with an approximate aggregate market value of $78,001,000; Morgan Stanley Group, Inc., with an approximate aggregate market value of $24,832,000; and Warburg Dillon Read, with an approximate aggregate market value of $50,000,000.

     During the fiscal year ended November 30, 1998, neither the Government Select Portfolio nor the Tax-Exempt Portfolio acquired, sold or owned any securities of their regular broker/dealers or their parents.

Administrator and Distributor

     Goldman Sachs, 85 Broad Street, New York, New York 10004, acts as administrator and distributor for the Portfolios. Under its Administration Agreement with the Trust, Goldman Sachs, subject to the general supervision of the Trust's Board of Trustees, acts as the Trust's Administrator. In this capacity, Goldman Sachs (1) provides supervision of all aspects of the Trust's non-investment advisory operations (the parties giving due recognition to the fact that certain of such operations are performed by Northern pursuant to the Trust's agreements with Northern), (2) provides the Trust, to the extent not provided pursuant to such agreements, with such personnel as are reasonably necessary for the conduct of the Trust's affairs, (3) arranges, to the extent not provided pursuant to such agreements, for the preparation at the Trust's expense of its tax returns, reports to shareholders, periodic updating of the prospectuses issued by the Trust, and reports filed with the SEC and other regulatory authorities (including qualification under state securities or Blue Sky laws of the Trust's shares), and (4) provides the Trust, to the extent not provided pursuant to such agreements, with adequate office space and equipment and certain related services in Chicago.

     Subject to the limitations described below, as compensation for its administrative services and the assumption of related expenses, Goldman Sachs is entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of .10% of the average daily net assets of each Portfolio. For the fiscal years ended November 30 as indicated, Goldman Sachs received fees under the Administration Agreement (after fee waivers) in the amount of:

                                      1998           1997           1996
                                      ----           ----           ----
Government Select Portfolio        $1,460,037     $1,048,482     $  897,049
Government Portfolio                1,334,907      1,208,401      1,036,172
Diversified Assets Portfolio        4,108,503      3,082,370      2,079,083
Tax-Exempt Portfolio                  685,084        749,232        885,446

     In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceed a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during the current fiscal year, Goldman Sachs will waive a portion of its administration fees during the following fiscal year. This undertaking may be terminated by Goldman Sachs at any time without the consent of the Trust or the shareholders. There have been no waivers pursuant to this agreement during the last three fiscal years.

     Prior to April 1, 1998, Goldman Sachs voluntarily agreed to reimburse each Portfolio for its expenses (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as investment adviser and extraordinary expenses) which exceeded on an annualized basis .10% of each Portfolio's average daily net assets.

     For the fiscal years ended November 30 as indicated, the effect of these reimbursements by Goldman Sachs was to reduce other expenses by the following amounts:


                                     1998          1997         1996
                                     ----          ---          ----
Government Select Portfolio       $  544,124     $360,250     $364,826
Government Portfolio                 606,764      262,895      305,696
Diversified Assets Portfolio       1,328,789      477,791            0
Tax-Exempt Portfolio                 279,774      305,530      382,218

     Effective April 1, 1998, (upon the offering of the Service and Premier Shares), Goldman Sachs agreed to reimburse expenses of each Portfolio (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as adviser and transfer agent, payments under the service plan for Service and Premier Shares and certain extraordinary expenses) which exceed on an annualized basis .10% of each Portfolio's average daily net assets. Unless sooner terminated, the Administration Agreement will continue in effect with respect to a particular Portfolio until April 30, 1999, and thereafter for successive 12-month periods, provided that the agreement is approved annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined by the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). The Administration Agreement is terminable at any time without penalty by the Trust (upon specified Trustee or shareholder action) on 60 days' written notice to Goldman Sachs and by Goldman Sachs on 60 days' written notice to the Trust.

     The Trust has entered into a Distribution Agreement under which Goldman Sachs, as agent, sells shares of each Portfolio on a continuous basis. Goldman Sachs pays the cost of printing and distributing prospectuses to persons who are not shareholders of Trust shares (excluding preparation and typesetting expenses) and of all other sales presentations, mailings, advertising and other distribution efforts. No compensation is payable by the Trust to Goldman Sachs for such distribution services.

     The Administration Agreement and the Distribution Agreement provide that Goldman Sachs may render similar services to others so long as its services under such Agreements are not impaired thereby. The Administration Agreement provides that the Trust will indemnify Goldman Sachs against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Administration Agreement and Distribution Agreement) or, in lieu thereof, contribute to resulting losses.

Counsel and Auditors

     Drinker Biddle & Reath LLP, with offices at 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serve as counsel to the Trust.

     Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young

LLP reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


In-Kind Purchases and Redemptions

     Payment for shares of a Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

     Although each Portfolio generally will redeem shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in kind of securities (instead of cash) from such Portfolio. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

Third-Party Fees and Requirements

     Shares are sold and redeemed without any purchase or redemption charge imposed by the Trust, although Northern and other institutions may charge their customers for services provided in connection with their investments.

     The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read the Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

                            PERFORMANCE INFORMATION

     The performance of a class of shares of a Portfolio may be compared to those of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by IBC Financial Data, Inc. or other independent mutual fund reporting
services.   Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

     From time to time the Portfolios may advertise their "yields" and "effective yields" and the Government Select Portfolio and Tax-Exempt Portfolio may advertise their "tax-equivalent yields." These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Portfolio over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

     In arriving at such quotations as to "yield," the Trust first determines the net change during the period in the value of a hypothetical pre-existing account having a balance of one Share at the beginning of the period (such net change being inclusive of the value of any additional Shares issued in connection with distributions of net investment income as well as net investment income accrued on both the original Share and any such additional Shares, but exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation), then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

     "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "effective yield" with respect to the Shares of a Portfolio is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     The "tax-equivalent current yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free yield. It is calculated by taking that portion of the seven-day "yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent current yield" will always be higher than the Portfolio's yield.

     "Tax-equivalent current yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent current yield, if more than one stated income tax rate is used.

     The "tax-equivalent effective yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free effective yield. It is calculated by taking that portion of the seven-day "effective yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent effective yield" will always be higher than the Portfolio's effective yield.

     "Tax-equivalent effective yield" is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax-rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.

     Quotations of yield, effective yield, tax-equivalent current yield and tax-equivalent effective yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern, its affiliates or correspondent banks on their customers in connection with investments in Shares of the Portfolios are not reflected in the calculation of yields for the Portfolios.

     The annualized yield of each Portfolio with respect to Shares for the seven-day period ended November 30, 1998 was as follows/1/:


                                         Effective     Tax-Equivalent   Tax-Equivalent
                            Yield          Yield        Current Yield   Effective Yield
                          ---------   --------------   --------------   ---------------
Government Select
  Portfolio                 4.90%          5.01%             N/A              N/A
Government Portfolio        4.79%          4.90%             N/A              N/A
Diversified Assets
  Portfolio                 4.98%          5.11%             N/A              N/A
Tax-Exempt Portfolio        3.07%          3.12%            5.03%            5.11%

     The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information - Administrator and Distributor" and "--Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Shares for the same seven-day period would have been as follows/2/:


                                         Effective     Tax-Equivalent   Tax-Equivalent
                            Yield          Yield        Current Yield   Effective Yield
                          ---------   --------------   --------------   ---------------
Government Select
  Portfolio                 4.71%          4.81%             N/A              N/A
Government Portfolio        4.74%          4.85%             N/A              N/A
Diversified Assets
  Portfolio                 4.95%          5.08%             N/A              N/A
Tax-Exempt Portfolio        3.05%          3.10%             5.00%           5.08%

-----------------------
/1/ An income tax rate of 39% is used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

/2/ An income tax rate of 39% is used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

     The Portfolios' yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Each Portfolio's yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a Portfolio as compared to other money market funds and other investment vehicles. However, yields of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining yield.

     Each Portfolio may also quote from time to time its total return in accordance with SEC regulations.

     The yields and total returns of the Portfolios' Service Shares and Premier Shares are calculated separately from the calculations of the yield and total return of the Shares described in this Additional Statement.


                            AMORTIZED COST VALUATION

     As stated in the Prospectus, each Portfolio seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if the Portfolio sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

     Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to Northern, has established procedures that are intended, taking into account current market conditions and the Portfolios' investment objectives, to stabilize the net asset value of each Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Portfolio exceeds certain limits or Northern believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act and the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Portfolio, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Portfolio.

     Rule 2a-7 requires that each Portfolio limit its investments to instruments which Northern determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that each Portfolio maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Portfolio to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.


                             DESCRIPTION OF SHARES

     The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees may hereafter create series in addition to the Trust's seventeen existing series, which represent interests in the Trust's seventeen respective portfolios. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Portfolios: Shares, Service Shares and Premier Shares. This Additional Statement (and the related Prospectus) relates only to the Shares of the four Portfolios discussed herein. For information on the other share classes in the Portfolios and on the Trust's other investment portfolios, call Goldman Sachs at the toll-free number on page 1.

     Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account Selling Shares and Account Policies and Other Information" in the Prospectus and under "Amortized Cost Valuation" in this Additional Statement. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing Shares of the Portfolios are not issued.

     The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by the matter. A Portfolio is affected by a matter unless it is clear that the interests of each Portfolio in the matter are substantially identical or that the matter does not affect any interest of the Portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding shares of such Portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law. The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trustees will promptly call a meeting of shareholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding shares. To the extent required by law, the Trust will assist in shareholder communications in connection with such a meeting.

     The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

     The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

     The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

     The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the applicable series of the Trust is unable to meet its obligations.

     The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

     In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (b) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (c) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

     As of January 5, 1999, substantially all of the Portfolios' outstanding shares were held of record by Northern for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, Northern possessed sole or shared voting and/or investment power for its customer accounts with respect to less than 10% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Portfolio. Northern has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding Shares of the Portfolios as of January 5, 1999:

                                  Number of      Percentage of
                                    Shares           Shares
                                  ---------      -------------
TAX-EXEMPT PORTFOLIO:
   Tisch 401K Plan                50,904,790         6.62%
   EGAP & Company                 39,850,021         5.18%

GOVERNMENT SELECT PORTFOLIO:
     Arcadia Trust                89,540,557         5.19%

                    ADDITIONAL INFORMATION CONCERNING TAXES

General

     Each Portfolio will elect to be taxed separately as a regulated investment company (a "RIC"). To qualify as a RIC, each Portfolio generally must distribute an amount equal to at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for each year (the "Distribution Requirement") and satisfy certain other requirements.

     Each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities or currencies. Also, at the close of each quarter of the taxable year, it is generally required that at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.
Each Portfolio intends to comply with these RIC requirements.

     If for any taxable year any Portfolio were not to qualify as a RIC, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions by the Portfolio would be taxable to shareholders as ordinary income to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

     The Internal Revenue Code imposes a nondeductible 4% excise tax on RICs that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax. Each Portfolio also intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax.

     The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

Special Tax Considerations Pertaining to the Tax-Exempt Portfolio

     As described above and in the Prospectus, the Tax-Exempt Portfolio is designed to provide investors with current tax-exempt interest income.
Investors in the Portfolio should note that taxpayers are required to report the receipt of tax-exempt interest and "exempt-interest dividends" on their Federal income tax returns and that in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum taxes. First, tax-exempt interest and "exempt-interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Second, all tax-exempt interest and "exempt-interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes.

     The Portfolio is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Portfolio would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R.10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Portfolio's dividends being tax-exempt. In addition, the Portfolio may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders.

     In order for the Tax-Exempt Portfolio to pay Federal exempt-interest dividends for any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Portfolio must consist of tax-exempt obligations. The Tax-Exempt Portfolio intends to comply with this requirement.

     Income from the Tax-Exempt Portfolio may not be tax-exempt in its entirety and may be subject to taxes in certain jurisdictions.

     Interest on indebtedness incurred by a shareholder to purchase or carry Tax-Exempt Portfolio shares will generally not be deductible for Federal income tax purposes.

Foreign Investors

  Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. Different tax consequences may apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

Conclusion

     The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

     Although each Portfolio expects to qualify as a RIC and to be relieved of all or substantially all Federal taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.


                               OTHER INFORMATION

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern and Goldman Sachs, payments under the service plan for the Portfolios' Service Shares and Premier Shares, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of or claim for damages or other relief asserted against the Trust for violation of any law, legal, tax and auditing fees and expenses, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

     The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment restriction, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

     The audited financial statements and related report of Ernst & Young, LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1998 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Annual Report may be obtained by writing to Goldman, Sachs & Co., Funds Group, 4900 Sears Tower, Chicago, Illinois 60606, or by calling Goldman Sachs toll-free at 800-621-2550.

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

The following is a description of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, Inc., a division of McGraw Hill ("S&P"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA, Inc. ("Fitch") and Thomson BankWatch, Inc. ("TBW").

Long-Term Corporate and Tax-Exempt Debt Ratings

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. The notation (P) when applied to forward delivery bonds indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.


The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates that the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Bonds rated AA by S&P demonstrate that the obligor's capacity to meet its financial commitment on the obligation is strong, and differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. S&P may attach the rating "r" to highlight derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks.

The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.


The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is


                                      1-A
judged to have an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

The two highest ratings of TBW for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be extremely high. Bonds rated AA indicate a very strong ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. TBW does not rate tax-exempt bonds.

Tax-Exempt Note Ratings

Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade. MIG-1/VMIG-1 denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality. Margins of protection are ample although not so large as in the preceding group.


S&P describes its SP-1 rating of municipal notes as follows: "Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation." Municipal notes rated SP-2 are deemed to have satisfactory capacity to pay principal and interest.

D&P uses the fixed-income ratings described above under "Corporate and Tax-Exempt Bond Ratings" for tax-exempt notes and other short-term obligations.

Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper and municipal and investment notes. The highest ratings of Fitch for short-term securities are F1+, F1 and F2. F1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+. F2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F1+ and F1 ratings.

TBW does not rate tax-exempt notes.


                                      2-A

Short-Term Corporate and Tax-Exempt Debt Ratings

Short-term ratings, set forth below (except TBW's), are applied to tax-exempt as well as taxable debt.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. The A-1 designation indicates that the obligor's capacity to meet its financial commitment is strong. Those issues for which the obligor's capacity to meet its financial commitment is extremely strong will be denoted with a plus (+) sign designation. The A-2 designation indicates that the obligor's capacity to meet its financial commitment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


The two highest ratings of D&P for commercial paper are D-1 and D-2. D&P employs three designations, D-1 plus, D-1 and D-1 minus, within the highest rating category. D-1 plus indicates highest certainty of timely payment. Short-term liquidity including internal operating factors, and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. D-1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch uses the short-term ratings described above under "Tax-Exempt Note Ratings" for commercial paper.

TBW's short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated debt instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers and other financial institutions. The two highest short-term ratings of TBW are TBW-1 and TBW-2. Debt rated TBW-1 indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The TBW-2 designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.


                                      3-A

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                                 SERVICE SHARES
                                 PREMIER SHARES

                          NORTHERN INSTITUTIONAL FUNDS
                                4900 Sears Tower
                            Chicago, Illinois  60606

                          GOVERNMENT SELECT PORTFOLIO
                              GOVERNMENT PORTFOLIO
                          DIVERSIFIED ASSETS PORTFOLIO
                              TAX-EXEMPT PORTFOLIO

     This Statement of Additional Information dated April 1, 1999 (the "Additional Statement") is not a prospectus. Copies of the prospectuses dated April 1, 1999 for the Service Shares and Premier Shares of the Government Select, Government, Diversified Assets and Tax-Exempt Portfolios (the "Portfolios") of Northern Institutional Funds (each, a "Prospectus") may be obtained without charge by calling Goldman, Sachs & Co. ("Goldman Sachs") toll-free at 1-800-621-2550 (outside Illinois) or by writing to the address stated above. Each Portfolio also offers an additional share class, Shares, that is described in a separate statement of additional information. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

     The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1998 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling Goldman Sachs toll-free at 800-621-2550 (outside Illinois) or at (312) 655- _______ (within Illinois).

                                     INDEX
                                                            Page
                                                            ----
ADDITIONAL INVESTMENT INFORMATION..........................
     Classification and History............................
     Investment Objectives, Strategies and Risks...........
     Investment Restrictions...............................
ADDITIONAL TRUST INFORMATION...............................
     Trustees and Officers.................................
     Investment Adviser, Transfer Agent and Custodian......
     Portfolio Transactions................................
     Administrator and Distributor.........................
     Counsel and Auditors..................................
     In-Kind Purchases and Redemptions.....................
     Third-Party Fees and Requirements.....................
PERFORMANCE INFORMATION....................................
AMORTIZED COST VALUATION...................................
DESCRIPTION OF SERVICE SHARES AND PREMIER SHARES...........
ADDITIONAL INFORMATION CONCERNING TAXES....................
     General...............................................
     Special Tax Considerations Pertaining to the
       Tax-Exempt Portfolio................................
     Foreign Investors.....................................
     Conclusion............................................
SERVICE PLAN...............................................
OTHER INFORMATION..........................................
FINANCIAL STATEMENTS.......................................
APPENDIX A.................................................  1-A

                                 ----------------

No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering of Service Shares and Premier Shares made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

                       ADDITIONAL INVESTMENT INFORMATION


Classification and History

     Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

     Each Portfolio is a series of the Trust, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust, formerly known as The Benchmark Funds, changed its name to Northern Institutional Funds on July 15, 1998. The Portfolios were formerly series of The Benchmark Funds, a Massachusetts business trust, and were reorganized into the Trust on March 31, 1998.

Investment Objectives, Strategies and Risks

     The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectus. The investment objective of each Portfolio may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment policies may be changed without shareholder approval.


Description of Commercial Paper, Bankers' Acceptances, Certificates of Deposit and Time Deposits

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party.

     As stated in the Prospectus, the Diversified Assets Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee

Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

     The Diversified Assets Portfolio may also invest in high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Group ("S&P"), Prime-2 or higher by Moody's
Investors Service, Inc. ("Moody's"), Duff 2 or higher by Duff & Phelps Credit Rating Co. ("D&P"), F-2 or higher by Fitch IBCA, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW").

Description of Asset-Backed Securities

     The Diversified Assets Portfolio may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired, as calculated under applicable SEC regulations, will be 397 days or less.

     Asset-backed securities acquired by the Diversified Assets Portfolio may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolio will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

U.S. Government Obligations

     Examples of the types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, and the Maritime Administration.

Custodial Receipts for Treasury Securities

     The Portfolios (other than the Government Select Portfolio) may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

U.S. Treasury STRIPS

     The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. All Portfolios, including the Government Select Portfolio, may acquire securities registered under the STRIPS program.

Bank and Deposit Notes

     The Diversified Assets Portfolio may purchase bank and deposit notes. Bank notes rank junior to deposit liabilities of banks and pari passu with other
                                                      ---- -----
senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Variable and Floating Rate Instruments

     With respect to the variable and floating rate instruments that may be acquired by the Portfolios as described in the Prospectus, Northern will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is of "high quality," the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Portfolios will invest in variable and floating rate instruments only when Northern deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by Northern to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Portfolios. In determining weighted average portfolio maturity, an instrument may, subject to SEC regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument. Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio's 10% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days absent a reliable trading market.

Investment Companies

     With respect to the investments of the Portfolios in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act); or
(b)(i) not more than 5% of the value of the total assets of a Portfolio will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio.

     Unaffiliated money market funds whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of their total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

     If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

     A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust.

Repurchase Agreements

     Each Portfolio may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, as are deemed creditworthy by Northern under guidelines approved by the Trust's Board of Trustees. The repurchase price under the repurchase agreements will generally equal the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Trust's custodian (or subcustodian), in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Portfolio in an amount that exceeds the agreed upon repurchase price (including accrued interest). Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

Reverse Repurchase Agreements

     Each Portfolio (except the Tax-Exempt Portfolio) may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios will use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

Securities Lending

     Collateral for loans of portfolio securities made by a Portfolio may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

Forward Commitments and When-Issued Securities

     Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

     A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities.
If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

     When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Portfolio will segregate the portfolio securities themselves. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Insurance Funding Agreements

     The Diversified Assets Portfolio may invest in insurance funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist.

Yields and Ratings

     The yields on certain obligations, including the money market instruments in which the Portfolios invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, D&P, Fitch and TBW represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Municipal Instruments

     Municipal instruments are high quality, short-term instruments, the interest on which is, in the opinion of bond counsel to the issuers, exempt from Federal income tax. Opinions relating to the validity of municipal instruments and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Trust nor Northern will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

     Municipal instruments may be issued to obtain funds for various public purposes, including capital improvements, the refunding of outstanding obligations, general operating expenses, and lending to other public agencies. Among other instruments, the Tax-Exempt Portfolio may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

     Municipal instruments include industrial development bonds. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

     The Tax-Exempt Portfolio may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Municipal bonds with a series of maturity dates are called Serial Bonds. The Portfolio may purchase Serial Bonds and other long-term securities provided that they have a remaining maturity meeting the Tax-Exempt Portfolio's maturity requirements. The Portfolio may also purchase long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. Put Bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Portfolio might hold a long-term Put Bond on which a default occurs following its acquisition by the Portfolio.


     Municipal instruments purchased by the Tax-Exempt Portfolio may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause loss to a Portfolio that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

     Although the Tax-Exempt Portfolio does not expect to do so during normal market conditions, it may invest more than 25% of the value of its total assets in municipal instruments whose issuers are in the same state. When a substantial percentage of the Tax-Exempt Portfolio's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which are otherwise related, there is a possibility that an economic, business or political development affecting one such instrument would likewise affect the other related instruments.

     The Tax-Exempt Portfolio may also invest in fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, AA or higher by D&P or F-2 or higher by Fitch and tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, Duff 2 or higher by D&P or F-2 or higher by Fitch.

     The Tax-Exempt Portfolio may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Portfolio may also purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular Federal income tax. Certificates of participation are a type of floating or variable rate obligation that represents interests in a pool of municipal obligations held by a bank.

     As a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Tax-Exempt Portfolio, at least 80% of the Portfolio's annual gross income will be derived from municipal instruments except under extraordinary circumstances. During extraordinary circumstances, the Portfolio may adopt a temporary defensive posture by holding uninvested cash or invest in AMT obligations and taxable short-term securities. Taxable investments will consist exclusively of instruments that may be purchased by the Diversified Assets Portfolio. The risks associated with these investments are described in the Prospectus.

     An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

     From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the Federal income tax status of interest on municipal instruments. Future proposals could materially adversely affect the availability of municipal instruments for investment by the Tax-Exempt Portfolio and the liquidity and value of the Portfolio. In such an event the Board of Trustees would reevaluate the Portfolio's investment objective and policies and consider changes in its structure or possible dissolution.

     Interest earned by the Tax-Exempt Portfolio on private activity bonds (if any) that is treated as a specific tax preference item under the Federal alternative minimum tax will not be deemed to have been derived from municipal instruments for purposes of determining whether that Portfolio meets its fundamental policy that at least 80% of its annual gross income be derived from municipal instruments.

Standby Commitments

     The Tax-Exempt Portfolio may enter into standby commitments with respect to municipal instruments held by it. Under a standby commitment, a dealer agrees to purchase at the Portfolio's option a specified municipal instrument at its amortized cost value to the Portfolio plus accrued interest, if any. Standby commitments may be exercisable by the Portfolio at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

     The Tax-Exempt Portfolio expects that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each standby commitment is acquired.

     The Portfolio intends to enter into standby commitments only with dealers, banks and broker-dealers which, in Northern's opinion, present minimal credit risks. The Portfolio will acquire standby commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation or assumed maturity of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where the Portfolio pays directly or indirectly for a standby commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

Illiquid or Restricted Securities

     The Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as Northern determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Foreign Securities

     None of the Portfolios will invest in instruments denominated in a foreign currency.

Investment Restrictions

     Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

     (1) Make loans, except (a) through the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

     (2) Mortgage, pledge or hypothecate any assets (other than pursuant to reverse repurchase agreements for the Diversified Assets, Government and Government Select Portfolios) except to secure permitted borrowings.

     (3) Purchase or sell real estate or securities issued by real estate investment trusts, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

     (4) Purchase or sell commodities or commodity contracts or oil or gas or other mineral exploration or development programs.

     (5) Invest in companies for the purpose of exercising control or management.

     (6) Act as underwriter of securities (except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies), purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities or maintain a short position, or write puts, calls or combinations thereof.

     (7) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

     (8) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     (9) Borrow money (other than pursuant to reverse repurchase agreements for the Portfolios described above), except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Portfolio's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Portfolio do not exceed one-third of the Portfolio's total assets. No purchases of securities will be made if borrowings subject to this restriction exceed 5% of the value of the Portfolio's assets. The exceptions in (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Trust's Portfolios by enabling the Trust to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act.

     (10) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

                                 *    *    *

     The freedom of action reserved in Restriction No. 8 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for "Eligible Securities" as described in the Prospectus.

     In addition, as matters of fundamental policy, the Government Select Portfolio, Government Portfolio and Diversified Assets Portfolio may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the applicable Portfolio's total assets; and the Tax-Exempt Portfolio may not acquire direct ownership of industrial development bonds if, as a result of such acquisition, more than 5% of the value of its total assets would be invested in industrial development bonds where payment of principal and interest is the responsibility of companies (including their predecessors) with less than three years of operating history and such bonds are not guaranteed as to principal and interest by companies (including their predecessors) with three years or more of operating history.

     Except to the extent otherwise provided in Investment Restriction No. 8, for the purpose of such restriction in determining industry classification the Trust intends to use the industry classification titles in the Standard Industrial Classification Manual.

     In applying Restriction No. 8 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

     Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.

     The Portfolios intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. Government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Portfolio's total assets at the time of purchase, except that 25% of the value of the total assets of each Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, a Portfolio may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Portfolio may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. Government or an agency thereof. In addition, the Tax-Exempt Portfolio will limit its investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two nationally recognized statistical rating organizations (each an "NRSRO") (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to First Tier Securities ("Second Tier Securities"), to 5% of its total assets, with investments in any one such issuer being limited to no more than 1% of the Portfolio's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are municipal instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Diversified Assets Portfolio will limit its investments in all Second Tier Securities (that are not subject to a Guarantee) in accordance with the foregoing percentage limitations.

     In addition to the foregoing, each Portfolio is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features.

                          ADDITIONAL TRUST INFORMATION

Trustees and Officers

     The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

Name                                     Position(s)                Principal Occupation(s)
and Address                    Age       with Trust                   During Past 5 Years
----------------------------  ------  -----------------  ----------------------------------------------
William H. Springer               69  Chairman           Director, Walgreen Co. (a retail drug store
701 Morningside Drive                 and                business) since April 1988; Director of
Lake Forest, IL 60045                 Trustee            Baker, Fentress & Co. (a closed-end,
                                                         non-diversified management investment
                                                         company) from April 1992 to present; Trustee,
                                                         Goldman Sachs Trust from 1989 to present.

Richard Gordon Cline              64  Trustee            Chairman and Director, Hussman International
4200 Commerce Court,                                     Inc. (commercial refrigeration company) since
Suite 300                                                January 1998; and Chairman, Hawthorne Inc. (a
Lisle, IL 60532                                          management advisory services and private
                                                         investment company) since January 1996;
                                                         Chairman, President and CEO of NICOR Inc. (a
                                                         diversified public utility holding company)
                                                         from 1985 to 1996; Chairman and Director,
                                                         Federal Reserve Bank of Chicago from 1992 to
                                                         1995; Director:  Central DuPage Health
                                                         System; Pet Incorporated; Whitman Corporation
                                                         (a diversified holding company); Kmart
                                                         Corporation (a retailing company); Ryerson
                                                         Tull, Inc. (a metals distribution company);
                                                         and University of Illinois Foundation.

Edward J. Condon, Jr.             58  Trustee            Chairman and CEO of The Paradigm Group, Ltd.
Sear Tower, Suite 9650                                   (a financial advisor) since July 1993; within
233 S. Wacker Drive                                      the last five years he has served as Vice
Chicago, IL 60606                                        Chairman and Director of Energenics L.L.C;
                                                         Director of Financial Pacific Company; Member
                                                         of the Board of Managers of The Liberty
                                                         Hampshire Company, LLC; Member of Advisory Board

Name                                     Position(s)                Principal Occupation(s)
and Address                    Age       with Trust                   During Past 5 Years
----------------------------  ------  -----------------  ----------------------------------------------
                                                         of Real-Time U.S.A., Inc; Member of the
                                                         Board of Directors of University Elder Care,
                                                         Inc; Member of the Board of Directors of the
                                                         Girl Scouts of Chicago; Member of the Board
                                                         of Trustees of Dominican University.

John W. English                   66  Trustee            Private Investor since 1993; Vice President
50-H New England Ave.                                    and Chief Investment Officer of The Ford
P.O. Box 640                                             Foundation (a charitable trust) from 1981
Summit, NJ 07902-0640                                    until 1993; Trustee:  The China Fund, Inc.;
                                                         American Red Cross in Greater New York; Mote
                                                         Marine Laboratory; State Street's Select
                                                         Sector SPDR Trust; Washington Mutual's WM
                                                         Funds and United Board for Christian Higher
                                                         Education in Asia. Director: University  of
                                                         Iowa Foundation; Blanton-Peale Institutes of
                                                         Religion and Health; Community Foundation of
                                                         Sarasota County; and Duke Management Company.

Sandra Polk Guthman               55  Trustee            President and CEO of Polk Bros. Foundation
420 N. Wabash Avenue                                     (an Illinois not-for-profit corporation) from
Suite 204                                                1993 to present; Director of Business
Chicago, IL 60611                                        Transformation from 1992-1993, and Midwestern
                                                         Director of Marketing from 1988-1992, IBM
                                                         Corporation; Director: MBIA Insurance
                                                         Corporation of Illinois (bank holding
                                                         company) since 1994 and Avondale Financial
                                                         Corporation (a stock savings and loan holding
                                                         company) since 1995.

Frederick T. Kelsey               71  Trustee            Consultant to Goldman Sachs from December
3133 Laughing Gull Court                                 1985 through February 1988; Director of
Johns Island, SC  29455                                  Goldman Sachs Funds Group and Vice President
                                                         of Goldman Sachs from May 1981 until his
                                                         retirement in November 1985;  President and
                                                         Treasurer of the Trust and other investment
                                                         companies affiliated with Goldman Sachs
                                                         through August 1985; President from 1983 to
                                                         1985, and Trustee from 1983 to 1994, The
                                                         Centerland Funds and its successor, The Pilot
                                                         Funds; Trustee,

Name                                     Position(s)                Principal Occupation(s)
and Address                    Age       with Trust                   During Past 5 Years
----------------------------  ------  -----------------  ----------------------------------------------
                                                         various management investment companies
                                                         affiliated with Zurich Kemper
                                                         Investments.

Richard P. Strubel                59  Trustee            Managing Director, Tandem Partners, Inc. (a
737 N. Michigan Avenue                                   privately held management services firm)
Suite 1405                                               since 1990; President and CEO, Microdot, Inc.
Chicago, IL 60611                                        (a privately held manufacturing firm) from
                                                         January 1984 to October 1994; Trustee,
                                                         Goldman Sachs Trust from 1987 to present;
                                                         Director of Kaynar Technologies Inc. (a
                                                         leading manufacturer of aircraft fasteners)
                                                         since March 1997; Trustee of the University
                                                         of Chicago; Director of Children's Memorial
                                                         Medical Center.

Gordon F. Linke                   42  Vice               Vice President, Goldman Sachs Funds Group
555 California Street                 President          (since March 1992); Corporate Finance Officer
San Francisco, CA  94104                                 of Bank of America (prior thereto).

James A. Fitzpatrick              39  Vice               Vice President, GSAM (since April 1997); Vice
4900 Sears Tower                      President          President and General Manager, First Data
Chicago, IL 60606                                        Corporation - Investors Services Group prior
                                                         thereto.

Nancy L. Mucker                   49  Vice               Vice President, Goldman Sachs (since April
4900 Sears Tower                      President          1985); Co-Manager, Shareholder Servicing of
Chicago, IL 60606                                        GSAM (since November 1989).

John Perlowski                    34  Treasurer          Vice President, Goldman Sachs (since July
One New York Plaza                                       1995); Director, Investors Bank and Trust
New York, NY 10004                                       Company (November 1993 to July 1995); Audit
                                                         Manager of Arthur Andersen, LLP (prior
                                                         thereto).

Name                                     Position(s)                Principal Occupation(s)
and Address                    Age       with Trust                   During Past 5 Years
----------------------------  ------  -----------------  ----------------------------------------------
Michael J. Richman                38  Secretary          General Counsel of the Funds Group, GSAM
85 Broad Street                                          (since December 1997); Associate General
New York, NY 10004                                       Counsel of GSAM (February 1994 to December
                                                         1997); Vice President of Goldman Sachs (since
                                                         1992) and Associate General Counsel of
                                                         Goldman Sachs (since December 1998); Counsel
                                                         to the Funds Group of GSAM (since June 1992);
                                                         Partner of Hale and Dorr, September 1991 to
                                                         June 1992).

Deborah A. Farrell                27  Assistant          Legal Assistant, Goldman Sachs (since January
85 Broad Street                       Secretary          1996); Executive Secretary, Goldman Sachs
New York, NY 10004                                       (January 1994 - January 1996); Cleary,
                                                         Gottlieb, Steen & Hamilton (September 1990 -
                                                         January 1994).

Steven E. Hartstein               35  Assistant          Associate, Goldman Sachs (December 1998 -
85 Broad Street                       Secretary          present); Legal Products Analyst, Goldman
New York, NY 10004                                       Sachs (June 1993 - December 1998).

Howard B. Surloff                 33  Assistant          Assistant General Counsel, GSAM and Associate
85 Broad Street                       Secretary          General Counsel to the Funds Group (since
New York, NY 10004                                       December 1997); Vice President and Assistant
                                                         General Counsel, Goldman Sachs (since
                                                         November 1993 and May 1994, respectively);
                                                         Counsel to the Funds Group, GSAM (since
                                                         November 1993); Associate of Shereff,
                                                         Friedman, Hoffman & Goodman, LLP (prior
                                                         thereto).

Valerie A. Zondorak               33  Assistant          Assistant General Counsel, GSAM and the Funds
85 Broad Street                       Secretary          Group (since December 1997); Vice President
New York, NY 10004                                       and Assistant General Counsel, Goldman Sachs
                                                         (since December 1997) and Vice President and
                                                         Counsel to Goldman Sachs (since March 1997);
                                                         Associate of Shereff, Friedman, Hoffman &
                                                         Goodman, LLP (prior thereto).

     Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern, Goldman Sachs and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. Springer, Kelsey, Strubel, Perlowski, Fitzpatrick, Richman, Surloff and Hartstein and Mmes. Farrell, Mucker and Zondorak hold similar positions with one or more investment companies that are advised by Goldman Sachs. As a result of the responsibilities assumed by Northern under its Advisory Agreement, Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement with the Trust and by Goldman Sachs under its Administration Agreement and Distribution Agreement with the Trust, the Trust itself requires no employees.

     Each officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

     Each Trustee earns a quarterly retainer of $6,750 and the Chairman of the Board earns a quarterly retainer of $10,125. Each Trustee, including the Chairman of the Board, earns an additional fee of $2,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

     In addition, the Trustees established an Audit Committee consisting of three members including a Chairman of the Committee. Each member earns a fee of $2,500 for each meeting attended and the Chairman earns a quarterly retainer of $1,500.

     Each Trustee will hold office for an indefinite term until the earliest of
(1) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (2) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust, or (3) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the fiscal year of the Trust in which he or she attains the age of 72 years.

     The Trust's officers do not receive fees from the Trust for services in such capacities, although Goldman Sachs, of which they are also officers, receives fees from the Trust for administrative services.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 1998:

                                                                      Pension or
                                                                      Retirement             Total
                                                Aggregate          Benefits Accrued       Compensation
                                              Compensation        as Part of Trust's   from Trust Paid to
Name of Trustee                                from Trust              Expenses             Trustees
---------------                               ------------        ------------------   ------------------
William H. Springer                              $46,750                   $0               $46,750

Richard G. Cline                                 $34,000                   $0               $34,000

Edward J. Condon, Jr.                            $37,000                   $0               $37,000

John W. English                                  $32,500                   $0               $32,500

Sandra Polk Guthman                              $34,000                   $0               $34,000

Frederick T. Kelsey                              $37,000                   $0               $37,000

Richard P. Strubel                               $42,250                   $0               $42,250


Investment Adviser, Transfer Agent and Custodian

     Northern, a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company, is one of the nation's leading providers of trust and investment management services. As of December 31, 1998, Northern and its affiliates had over $236 billion in assets under management for clients including public and private retirement funds, endowments, foundations, trusts, corporations, and individuals. Northern is one of the strongest banking organizations in the United States. Northern believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees, (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of Federal regulations, (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs, and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives.

     Northern employs a team approach to the investment management of the Portfolios, relying upon investment professionals under the leadership of James
M. Snyder, Chief Investment Officer and Executive Vice President of Northern.


     Under its Advisory Agreement with the Trust, Northern, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for each Portfolio and placing purchase and sale orders for the portfolio transactions of the Portfolios. In connection with portfolio transactions for the Portfolios, which are generally done at a net price without a broker's commission, Northern's Advisory Agreement provides that Northern shall attempt to obtain the best net price and execution. To the extent the execution and price available from more than one broker, dealer or other such persons are believed to be comparable, Northern may, at its discretion but subject to applicable law, select the executing broker, dealer or such other persons on the basis of Northern's opinion of the reliability and quality of such broker, dealer or such other persons.


     Northern's investment advisory duties for the Trust are carried out through its Trust Department. On occasions when Northern deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by it (including any other Portfolio, investment company or account for which Northern acts as adviser), the Investment Advisory Agreement provides that Northern, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Northern in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Investment Advisory Agreement permits Northern, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of Northern's opinion of the reliability and quality of such broker or dealer.

     The Advisory Agreement provides that Northern may render similar services to others so long as its services under such Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify Northern against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.

     Under its Transfer Agency Agreement with the Trust, Northern has undertaken to (1) answer customer inquiries regarding the current yield of, and certain other matters (e.g. account status information) pertaining to, the Trust, (2) process purchase and redemption transactions, including transactions generated by any service provided outside of the Agreement by Northern, its affiliates or correspondent banks whereby customer account cash balances are automatically invested in shares of the Portfolios, and the disbursement of the proceeds of redemptions, (3) establish and maintain separate omnibus accounts with respect to shareholders investing through

Northern or any of its affiliates and correspondent banks and act as transfer agent and perform sub-accounting services with respect to each such account, (4) provide periodic statements showing account balances, (5) mail reports and proxy materials to shareholders, (6) provide information in connection with the preparation by the Trust of various regulatory reports and prepare reports to the Trustees and management, (7) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions), (8) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts, (9) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors,
(10) furnish the Trust all pertinent Blue Sky information, (11) perform all required tax withholding, (12) preserve records, and (13) furnish necessary office space, facilities and personnel. Northern may appoint one or more sub-transfer agents in the performance of its services.

     As compensation for the services rendered by Northern under the Transfer Agency Agreement with respect to Service Shares and Premier Shares and the assumption by Northern of related expenses, Northern is entitled to a fee from the Trust, calculated daily and payable monthly, at the following annual rates:
(i) .01% of the average daily net asset value of the outstanding Service Shares of each Portfolio; and (ii) .02% of the average daily net asset value of the outstanding Premier Shares of each Portfolio. The transfer agency fee attributable to each class of shares is borne solely by that class. Northern's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that Northern would otherwise receive. Conflict-of-interest restrictions under state and Federal law (including the Employee Retirement Income Security Act of 1974) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Service Shares and Premier Shares.

     Under its Custodian Agreement with the Trust, Northern (1) holds each Portfolio's cash and securities, (2) maintains such cash and securities in separate accounts in the name of the Portfolio, (3) makes receipts and disbursements of funds on behalf of the Portfolio, (4) receives, delivers and releases securities on behalf of the Portfolio, (5) collects and receives all income, principal and other payments in respect of the Portfolio's securities held by Northern under the Custodian Agreement, and (6) maintains the accounting records of the Trust. Northern may employ one or more subcustodians, provided that Northern, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern and that the responsibility or liability of the subcustodian to Northern shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian. Northern may also appoint agents to carry out such of the provisions of the Custodian Agreement as Northern may from time to time direct, provided that the appointment of an agent shall not relieve Northern of any of its responsibilities under the Agreement.

     As compensation for the services rendered to the Trust by Northern as custodian, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $18,000 annually for each

Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that Northern as custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by Northern as custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment.

     Northern's fees under the Custodian Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

     Unless sooner terminated, each of the Advisory Agreement, Transfer Agency Agreement and Custodian Agreement between Northern and the Trust will continue in effect with respect to a particular Portfolio until April 30, 1999, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) on 60 days' written notice to Northern and by Northern on 60 days' written notice to the Trust.

     For the fiscal years ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (after fee waivers) was as follows:

                                                           1998               1997                  1996
                                                   ------------------   -----------------    -----------------
Government Select Portfolio                            $ 1,460,037          $1,018,270           $  772,113
Government Portfolio                                     3,337,292           3,243,435            2,617,746
Diversified Assets Portfolio                            10,271,332           8,945,126            7,832,358
Tax-Exempt Portfolio                                     1,712,721           1,731,407            1,885,156

     In addition, for the fiscal years ended November 30, 1998, 1997 and 1996, Northern waived advisory fees with respect to the Government Select Portfolio in the amounts of $2,193,181, $1,527,701 and $1,157,788, respectively.

     For the fiscal years ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio was as follows:

                                                             1998                1997               1996
                                                     -------------------  ----------------  -----------------
Government Select Portfolio                               $ 28,041            $ 30,361             $22,274
Government Portfolio                                        51,087              35,042              31,048
Diversified Assets Portfolio                               182,267             127,270              64,579
Tax-Exempt Portfolio                                        28,191              22,028              14,883

     For the fiscal years ended November 30 as indicated, the amount of custodian fees incurred by each Portfolio was as follows:

                                                             1998                1997               1996
                                                     -------------------  ----------------  -----------------
Government Select Portfolio                               $181,920           $ 97,683             $ 96,787
Government Portfolio                                       179,186            140,110              131,957
Diversified Assets Portfolio                               425,371            412,075              360,387
Tax-Exempt Portfolio                                        86,026            100,513              105,936

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Northern believes that it may perform the services contemplated by its agreements with the Trust without violation of such banking laws or regulations, which are applicable to it. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Northern from continuing to perform such services for the Trust.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of Northern in connection with the provision of services on behalf of the Trust, the Trust might be required to alter materially or discontinue its arrangements with Northern and change its method of operations. It is not anticipated, however, that any change in the Trust's method of operations would affect the net asset value per share of any Portfolio or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, the Trust expects that Northern and its affiliates would consider the possibility of offering to perform some or all of the services now provided by Goldman Sachs. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Northern and its affiliates might offer to provide services for consideration by the Trustees.

     Northern is active as an underwriter of municipal instruments. Under the 1940 Act, the Portfolios are precluded, subject to certain exceptions, from purchasing in the primary market those municipal instruments with respect to which Northern is serving as a principal underwriter. In the opinion of Northern, this limitation will not significantly affect the ability of the Portfolios to pursue their respective investment objectives.

     Goldman Sachs is also an active investor, dealer and/or underwriter in many types of money market instruments. Its activities in this regard could have some effect on the market for those instruments which the Portfolios acquire, hold or sell.

     Under a Service Mark License Agreement with the Trust, Northern Trust Corporation agrees that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds." (This undertaking by the Trust may be subject to certain legal limitations.)

Portfolio Transactions

     For the fiscal years ended November 30, 1998, 1997 and 1996, all portfolio transactions for the Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolios. Purchases by the Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.

     During the fiscal year ended November 30, 1998, the Government Portfolio acquired and sold securities of ABN-AMRO, Bear Stearns & Co., J.P. Morgan Securities, Inc., UBS Securities, SBC Warburg, Inc. and Warburg Dillon Read, each a regular broker/dealer. At November 30, 1998, the Government Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: ABN-AMRO, with an approximate aggregate market value of $200,000,000; Bear Stearns & Co., with an approximate aggregate market value of $350,000,000; J.P. Morgan Securities, Inc., with an approximate aggregate market value of $200,000,000; and Warburg Dillon Read, with an approximate aggregate market value of $50,000,000.

     During the fiscal year ended November 30, 1998, the Diversified Assets Portfolio acquired and sold securities of HSBC Securities, Inc., J.P. Morgan Securities, Inc., Lehman Brothers, Inc., Morgan Stanley Group, Inc., Salomon Brothers, Inc., UBS Securities and Warburg Dillon Read, each a regular broker/dealer. At November 30, 1998, the Diversified Assets Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bankers Trust & Co., with an approximate aggregate market value of $56,246,000; J.P. Morgan Securities, Inc., with an approximate aggregate market value of $78,001,000; Morgan Stanley Group, Inc., with an approximate aggregate market value of $24,832,000; and Warburg Dillon Read, with an approximate aggregate market value of $50,000,000.

     During the fiscal year ended November 30, 1998, neither the Government Select Portfolio nor the Tax-Exempt Portfolio acquired, sold or owned any securities of their regular broker/dealers or their parents.

Administrator and Distributor

     Goldman Sachs, 85 Broad Street, New York, New York 10004, acts as administrator and distributor for the Portfolios. Under its Administration Agreement with the Trust, Goldman Sachs, subject to the general supervision of the Trust's Board of Trustees, acts as the Trust's Administrator. In this capacity, Goldman Sachs (1) provides supervision of all aspects of the Trust's non-investment advisory operations (the parties giving due recognition to the fact that certain of such operations are performed by Northern pursuant to the Trust's agreements with Northern), (2) provides the Trust, to the extent not provided pursuant to such agreements, with such personnel as are reasonably necessary for the conduct of the Trust's affairs, (3) arranges, to the extent not provided pursuant to such agreements, for the preparation at the Trust's expense of its tax returns, reports to shareholders, periodic updating of the prospectuses issued by the Trust, and reports filed with the SEC and other regulatory authorities (including qualification under state securities or Blue Sky laws of the Trust's shares), and (4) provides the Trust, to the extent not provided pursuant to such agreements, with adequate office space and equipment and certain related services in Chicago.

     Subject to the limitations described below, as compensation for its administrative services and the assumption of related expenses, Goldman Sachs is entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of .10% of the average daily net assets of each Portfolio. For the fiscal years ended November 30 as indicated, Goldman Sachs received fees under the Administration Agreement (after fee waivers) in the amount of:

                                                             1998                1997               1996
                                                     -------------------  ----------------  -----------------
Government Select Portfolio                               $1,460,037          $1,048,482        $  897,049
Government Portfolio                                       1,334,907           1,208,401         1,036,172
Diversified Assets Portfolio                               4,108,503           3,082,370         2,079,083
Tax-Exempt Portfolio                                         685,084             749,232           885,446

     In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceed a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during the current fiscal year, Goldman Sachs will waive a portion of its administration fees during the following fiscal year. This undertaking may be terminated by Goldman Sachs at any time without the consent of the Trust or the shareholders. There have been no waivers pursuant to this agreement during the last three fiscal years.

     Prior to April 1, 1998, Goldman Sachs voluntarily agreed to reimburse each Portfolio for its expenses (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as investment adviser and extraordinary expenses) which exceeded on an annualized basis .10% of each Portfolio's average daily net assets.

     For the fiscal years ended November 30 as indicated, the effect of these reimbursements by Goldman Sachs was to reduce other expenses by the following amounts:

                                                             1998                1997               1996
                                                     -------------------  ----------------  -----------------
Government Select Portfolio                            $  544,124             $360,250             $364,826
Government Portfolio                                      606,764              262,895              305,696
Diversified Assets Portfolio                            1,328,789              477,791                    0
Tax-Exempt Portfolio                                      279,774              305,530              382,218

     Effective April 1, 1998, (upon the offering of the Service and Premier Shares), Goldman Sachs agreed to reimburse expenses of each Portfolio (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as adviser and transfer agent, payments under the service plan (described below) for Service and Premier Shares, and certain extraordinary expenses) which exceed on an annualized basis .10% of each Portfolio's average daily net assets.

     Unless sooner terminated, the Administration Agreement will continue in effect with respect to a particular Portfolio until April 30, 1999, and thereafter for successive 12-month periods, provided that the agreement is approved annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined by the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). The Administration Agreement is terminable at any time without penalty by the Trust (upon specified Trustee or shareholder action) on 60 days' written notice to Goldman Sachs and by Goldman Sachs on 60 days' written notice to the Trust.

     The Trust has entered into a Distribution Agreement under which Goldman Sachs, as agent, sells shares of each Portfolio on a continuous basis. Goldman Sachs pays the cost of printing and distributing prospectuses to persons who are not shareholders of Trust shares (excluding preparation and typesetting expenses) and of all other sales presentations, mailings, advertising and other distribution efforts. No compensation is payable by the Trust to Goldman Sachs for such distribution services.

     The Administration Agreement and the Distribution Agreement provide that Goldman Sachs may render similar services to others so long as its services under such Agreements are not impaired thereby. The Administration Agreement provides that the Trust will indemnify Goldman Sachs against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Administration Agreement and Distribution Agreement) or, in lieu thereof, contribute to resulting losses.

Counsel and Auditors

     Drinker Biddle & Reath LLP, with offices at 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serve as counsel to the Trust.

     Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases and Redemptions

     Payment for shares of a Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

     Although each Portfolio generally will redeem shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in kind of securities (instead of cash) from such Portfolio. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

Third-Party Fees and Requirements

     Shares are sold and redeemed without any purchase or redemption charge imposed by the Trust, although Northern and other institutions may charge their customers for services provided in connection with their investments.

     The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read the Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

                            PERFORMANCE INFORMATION

     The performance of a class of shares of a Portfolio may be compared to those of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by IBC Financial Data, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

     From time to time, the Portfolios may advertise their "yields" and "effective yields", and the Government Select Portfolio and Tax-Exempt Portfolio may advertise their "tax-equivalent yields." Yield, effective yield and tax equivalent yield are computed separately for each class of shares. Each class of shares has different fees and expenses, and consequently, may have different yields for the same period. These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Portfolio over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

     In arriving at such quotations as to "yield," the Trust first determines the net change during the period in the value of a hypothetical pre-existing account having a balance of one Service Share or Premier Share at the beginning of the period (such net change being inclusive of the value of any additional shares of the same class issued in connection with distributions of net investment income as well as net investment income accrued on both the original share and any such additional shares, but exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation), then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

     "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "effective yield" with respect to the Service Shares and Premier Shares of a Portfolio is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


     The "tax-equivalent current yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free yield. It is calculated by taking that portion of the seven-day "yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent current yield" will always be higher than the Portfolio's yield.

     "Tax-equivalent current yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent current yield, if more than one stated income tax rate is used.

     The "tax-equivalent effective yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free effective yield. It is calculated by taking that portion of the seven-day "effective yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent effective yield" will always be higher than the Portfolio's effective yield.

     "Tax-equivalent effective yield" is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.

     Quotations of yield, effective yield, tax-equivalent current yield and tax-equivalent effective yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern, its affiliates or correspondent banks on their customers in connection with investments in shares of the Portfolios are not reflected in the calculation of yields for the Portfolios.

     The annualized yield of each Portfolio with respect to Service Shares for the seven-day period ended November 30, 1998 was as follows/1/:


                                       Effective     Tax-Equivalent   Tax-Equivalent
                          Yield          Yield       Current Yield   Effective Yield
                        ----------  ---------------  --------------  ---------------

Government Select
  Portfolio                N/A             N/A              N/A             N/A
Government Portfolio       N/A             N/A              N/A             N/A
Diversified Assets
  Portfolio               4.64%           4.74%             N/A             N/A
Tax-Exempt Portfolio       N/A             N/A              N/A             N/A

     The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information - Administrator and Distributor" and "-- Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and

----------------------
/1/ An income tax rate of 39% is used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

expense limitations, the annualized yield of each Portfolio with respect to Service Shares for the same seven-day period would have been as follows/2/:



                                       Effective    Tax-Equivalent   Tax-Equivalent
                          Yield          Yield       Current Yield   Effective Yield
                        ----------  ---------------  --------------  ---------------
Government Select
  Portfolio                N/A            N/A              N/A             N/A
Government Portfolio       N/A            N/A              N/A             N/A
Diversified Assets
  Portfolio               4.61%          4.71%             N/A             N/A
Tax-Exempt Portfolio       N/A            N/A              N/A             N/A

     The annualized yield of each Portfolio with respect to Premier Shares for the seven-day period ended November 30, 1998 was as follows/3/:

                                       Effective    Tax-Equivalent   Tax-Equivalent
                          Yield          Yield       Current Yield   Effective Yield
                        ----------  ---------------  --------------  ---------------
Government Select
  Portfolio                4.29%          4.39%            N/A             N/A
Government Portfolio        N/A            N/A             N/A             N/A
Diversified Assets
  Portfolio                 N/A            N/A             N/A             N/A
Tax-Exempt Portfolio        N/A            N/A             N/A             N/A


     The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information - Administrator and Distributor" and "--Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Premier Shares for the same seven-day period would have been as follows/4/:

-------------------
/2/ An income tax rate of 39% is used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

/3/ An income tax rate of 39% is used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

/4/ An income tax rate of 39% is used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

                                       Effective    Tax-Equivalent   Tax-Equivalent
                          Yield          Yield       Current Yield   Effective Yield
                        ----------  ---------------  --------------  ---------------
Government Select
  Portfolio                4.10%          4.19%           N/A             N/A
Government Portfolio        N/A            N/A            N/A             N/A
Diversified Assets
  Portfolio                 N/A            N/A            N/A             N/A
Tax-Exempt Portfolio        N/A            N/A            N/A             N/A

     The Portfolios' yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Each Portfolio's yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a class of shares of the Portfolio as compared to comparable classes of shares of other money market funds and other investment vehicles. However, yields of comparable classes of shares of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining yield.

     Each Portfolio may also quote from time to time the total return of its Service Shares or Premier Shares in accordance with SEC regulations.

     The yields and total returns of each class of shares of a Portfolio will be calculated separately from the yields and total returns of the other share classes.


                            AMORTIZED COST VALUATION

     As stated in the Prospectus, each Portfolio seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if the Portfolio sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

     Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to Northern, has established procedures that are intended, taking into account current market conditions and the Portfolios' investment objectives, to stabilize the net asset value of each Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Portfolio exceeds certain limits or Northern believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act and the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Portfolio, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Portfolio.

     Rule 2a-7 requires that each Portfolio limit its investments to instruments which Northern determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that each Portfolio maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Portfolio to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

               DESCRIPTION OF SERVICE SHARES AND PREMIER SHARES

     The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees may hereafter create series in addition to the Trust's seventeen existing series, which represent interests in the Trust's seventeen respective portfolios. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Portfolios: Shares, Service Shares and Premier Shares. This Additional Statement (and the related Prospectus) relates only to the Service Shares and Premier Shares of the four Portfolios discussed herein. For information on the other class of shares in each Portfolio and on the Trust's other investment portfolios, call Goldman Sachs at the toll-free number on page 1.

     Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account Selling Shares and Account Policies and Other Information" in the Prospectus and under "Amortized Cost Valuation" in this Additional Statement. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing Service Shares and Premier Shares are not issued.


     The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust.

Expenses with respect to the Portfolios are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by the matter. A Portfolio is affected by a matter unless it is clear that the interests of each Portfolio in the matter are substantially identical or that the matter does not affect any interest of the Portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding shares of such Portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law. The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trustees will promptly call a meeting of shareholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding shares. To the extent required by law, the Trust will assist in shareholder communications in connection with such a meeting.

     The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

     The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

     The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

     The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the applicable series of the Trust is unable to meet its obligations.

     The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

     In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (b) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (c) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

     As of January 5, 1999, substantially all of the Portfolios' outstanding shares were held of record by Northern for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, Northern possessed sole or shared voting and/or investment power for its customer accounts with respect to less than 10% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Portfolio. Northern has advised the Trust that no persons beneficially owned five percent or more of the outstanding Service Shares or Premier Shares of the Portfolios as of January 5, 1999.

                    ADDITIONAL INFORMATION CONCERNING TAXES

General

     Each Portfolio will elect to be taxed separately as a regulated investment company (a "RIC"). To qualify as a RIC, each Portfolio generally must distribute an amount equal to at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for each year (the "Distribution Requirement") and satisfy certain other requirements.

     Each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities or currencies. Also, at the close of each quarter of the taxable year, it is generally required that at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.
Each Portfolio intends to comply with these RIC requirements.

     If for any taxable year any Portfolio were not to qualify as a RIC, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions by the Portfolio would be taxable to shareholders as ordinary income to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

     The Internal Revenue Code imposes a nondeductible 4% excise tax on RICs that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax. Each Portfolio also intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax.

     The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

Special Tax Considerations Pertaining to the Tax-Exempt Portfolio

     As described above and in the Prospectus, the Tax-Exempt Portfolio is designed to provide investors with current tax-exempt interest income.
Investors in the Portfolio should note that taxpayers are required to report the receipt of tax-exempt interest and "exempt-interest dividends" on their Federal income tax returns and that in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum taxes. First, tax-exempt interest and "exempt-interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Second, all tax-exempt interest and "exempt-interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes.

     The Portfolio is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Portfolio would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R.10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Portfolio's dividends being tax-exempt. In addition, the Portfolio may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders.

     In order for the Tax-Exempt Portfolio to pay Federal exempt-interest dividends for any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Portfolio must consist of tax-exempt obligations. The Tax-Exempt Portfolio intends to comply with this requirement.


     Income from the Tax-Exempt Portfolio may not be tax-exempt in its entirety and may be subject to taxes in certain jurisdictions.

     Interest on indebtedness incurred by a shareholder to purchase or carry Tax-Exempt Portfolio shares will generally not be deductible for Federal income tax purposes.

Foreign Investors

     Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. Different tax consequences may apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

Conclusion

     The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

     Although each Portfolio expects to qualify as a RIC and to be relieved of all or substantially all Federal taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.

                                  SERVICE PLAN

     The Trust, on behalf of the Portfolios, has adopted a Service Plan (the "Plan") with respect to the Service Shares and Premier Shares. Under the Plan, the Trust, on behalf of the Service Shares and the Premier Shares of each Portfolio, is authorized to pay to Northern a monthly or quarterly service fee in respect of (i) administrative support services performed and expenses incurred in connection with such Portfolio's Service Shares and Premier Shares and (ii) personal and account maintenance services performed and expenses incurred in connection with such Portfolio's Premier Shares as set forth below. The fee paid for such services (the "Service Fee") during any one year shall not exceed: (i) .33% of the average daily net asset value of the Service Shares of such Portfolio and (ii) .58% of the average daily net asset value of the Premier Shares of such Portfolio during such period; provided, however, that the fee paid for personal and account maintenance services and expenses shall not exceed
 .25% of the average daily net asset value of the Premier Shares of such Portfolio for such period. Northern will determine the amount of the Service Fee to be paid to one or more brokers, dealers, other financial institutions or other industry professionals (collectively, "Service Agents") and the basis on which such payments will be made. Payments to a Service Agent will be subject to compliance by the Service Agent with the terms of the related Plan agreement entered into by the Service Agent. The Service Fees payable pursuant to this Plan shall not pertain to services or expenses which are primarily intended to result in the sales of Service Shares and Premier Shares.

     Payments of the Service Fee with respect to Service Shares and Premier Shares will be used to compensate or reimburse Northern and the Service Agents for administrative support services and expenses, which may include without limitation: (i) acting or arranging for another party to act, as recordholder and nominee of Service Shares and Premier Shares of a Portfolio beneficially owned by Customers; (ii) establishing and maintaining individual accounts and records with respect to Service Shares and Premier Shares of a Portfolio owned by Customers; (iii) processing and issuing confirmations concerning Customer orders to purchase, redeem and exchange Service Shares and Premier Shares of a Portfolio; (iv) receiving and transmitting funds representing the purchase price or redemption proceeds of Service Shares and Premier Shares of a Portfolio; (v) processing dividend payments on behalf of Customers; (vi) forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); (vii) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (viii) facilitating the inclusion of a Portfolio in investment, retirement, asset allocation, cash management or sweep accounts or similar programs or services offered to their Customers or to Customers of other Service Agents; (ix) facilitating electronic or computer trading and/or processing in a Portfolio to their Customers or to Customers of other Service Agents; and (x) performing any other similar administrative support services. Payments of the Service Fee with respect to the Premier Shares will also be used to compensate or reimburse Northern and the Service Agents for personal and account maintenance services and expenses, which may include, without limitation: (i) providing facilities to answer inquiries and respond to correspondence with Customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Portfolio;
(ii) assisting Customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Agents;
(iii) providing services to Customers intended to facilitate, or improve their understanding of the benefits and risks of, a Portfolio to Customers, including asset allocation and other similar services; (iv) acting as liaison between Customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; and (v) performing any similar personal and account maintenance services.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Agent's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Service or Premier Shares. Service Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Service or Premier Shares.

     The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related agreements, approved the Plan and related agreement for each Portfolio at a meeting called for the purpose of voting on such Plan and related agreement on January 27, 1998. The Plan and related agreement will remain in effect until April 30, 1999 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Board of Trustees in the manner described above. The Plan may be terminated as to the Service Class and the Premier Class at any time by a majority of the non-interested Trustees. A service agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by any party to the agreement on not more than sixty (60) days' written notice to any other party to the agreement. Each service agreement shall terminate automatically if assigned. While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit each Portfolio and holders of Service and Premier Shares of such Portfolio. The Plan provides that the Board of Trustees will review, at least quarterly, a written report of the amount expended under the Plan and the purposes of the expenditures.

                               OTHER INFORMATION

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern and Goldman Sachs, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of or claim for damages or other relief asserted against the Trust for violation of any law, legal, tax and auditing fees and expenses, Service Fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

     The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment restriction, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.


                              FINANCIAL STATEMENTS

     The audited financial statements and related report of Ernst & Young, LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1998 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Annual Report may be obtained by writing to Goldman, Sachs & Co., Funds Group, 4900 Sears Tower, Chicago, Illinois 60606, or by calling Goldman Sachs toll-free at 800-621-2550.

                                  APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

The following is a description of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, Inc., a division of McGraw Hill ("S&P"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA, Inc. ("Fitch") and Thomson BankWatch, Inc. ("TBW").

Long-Term Corporate and Tax-Exempt Debt Ratings

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. The notation (P) when applied to forward delivery bonds indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates that the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Bonds rated AA by S&P demonstrate that the obligor's capacity to meet its financial commitment on the obligation is strong, and differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. S&P may attach the rating "r" to highlight derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks.

The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong capacity for timely payment of financial commitments, which is

                                      1-A
unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

The two highest ratings of TBW for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be extremely high. Bonds rated AA indicate a very strong ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. TBW does not rate tax-exempt bonds.

Tax-Exempt Note Ratings

Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade. MIG-1/VMIG-1 denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality. Margins of protection are ample although not so large as in the preceding group.

S&P describes its SP-1 rating of municipal notes as follows: "Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation." Municipal notes rated SP-2 are deemed to have satisfactory capacity to pay principal and interest.

D&P uses the fixed-income ratings described above under "Corporate and Tax-Exempt Bond Ratings" for tax-exempt notes and other short-term obligations.

Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper and municipal and investment notes. The highest ratings of Fitch for short-term securities are F1+, F1 and F2. F1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+. F2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F1+ and F1 ratings.

TBW does not rate tax-exempt notes.

                                      2-A

Short-Term Corporate and Tax-Exempt Debt Ratings

Short-term ratings, set forth below (except TBW's), are applied to tax-exempt as well as taxable debt.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. The A-1 designation indicates that the obligor's capacity to meet its financial commitment is strong. Those issues for which the obligor's capacity to meet its financial commitment is extremely strong will be denoted with a plus (+) sign designation. The A-2 designation indicates that the obligor's capacity to meet its financial commitment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

The two highest ratings of D&P for commercial paper are D-1 and D-2. D&P employs three designations, D-1 plus, D-1 and D-1 minus, within the highest rating category. D-1 plus indicates highest certainty of timely payment. Short-term liquidity including internal operating factors, and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. D-1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch uses the short-term ratings described above under "Tax-Exempt Note Ratings" for commercial paper.

TBW's short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated debt instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers and other financial institutions. The two highest short-term ratings of TBW are TBW-1 and TBW-2. Debt rated TBW-1 indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The TBW-2 designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

                                      3-A

Northern Institutional Funds


MONEY MARKET PORTFOLIOS


NOVEMBER 30, 1998
Annual Report

Northern Institutional Funds
Money Market Portfolios

--------------------------------------------------------------------------------

Table of Contents

                                                                            Page
                                                                            ----
Management's Discussion of Portfolio Performance...........................   2
Statements of Investments
  Investment Abbreviations and Notes.......................................   3
  Diversified Assets Portfolio.............................................   4
  Government Portfolio.....................................................   8
  Government Select Portfolio..............................................   9
  Tax-Exempt Portfolio.....................................................  10
Statements of Assets and Liabilities.......................................  15
Statements of Operations...................................................  16
Statements of Changes in Net Assets........................................  17
Financial Highlights.......................................................  18
Notes to the Financial Statements..........................................  22
Report of Independent Auditors.............................................  24

--------------------------------------------------------------------------------

Northern Institutional Funds
Money Market Portfolios
-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE
NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORTFOLIO

Most of the fiscal year was an exercise in defensive investing, waiting for the Fed to lower interest rates. The cash markets had anticipated and factored in these moves even before they occurred.
  The Portfolio continued to benefit from a "barbell" maturity structure, whereby we purchased shorter-term securities for liquidity and longer-term issues for their yield advantages. We made our longer-term investments when prices on these securities decreased. The composition of the Portfolio remained relatively unchanged during the year, with the heaviest concentration of securities in Tier One commercial paper, where there is the greatest yield advantage.
  For fiscal 1999, we expect our investment decisions to be based on the assumption that interest rates will continue to decrease.
  Providing liquidity, maintaining high credit quality, and offering an attractive yield remain the primary goals for the Portfolio.

                      MARY ANN FLYNN
                      Portfolio Manager

NORTHERN INSTITUTIONAL GOVERNMENT PORTFOLIO

The Portfolio benefited from a "barbell" maturity structure, whereby we purchased shorter-term securities for liquidity and longer-term securities for their yield advantages. We made our longer-term investments when prices on these securities became lower.
  Early in the fiscal year, we took advantage of calendar-year-end pressure, and extended the Portfolio's securities' average life as far as we could under SEC's regulations. As the pressure abated, we replaced agency discount notes with repurchase agreements. Now, as we once again are approaching the end of a calendar year, we are taking advantage of year-end pressure and extending the Portfolio's maturity.
  Providing liquidity, maintaining high credit quality, and offering an attractive yield remain the primary goals for the Portfolio.

                      VALERIE J. LOKHORST
                      Portfolio Manager

NORTHERN INSTITUTIONAL GOVERNMENT SELECT PORTFOLIO

The Portfolio continued to benefit during the fiscal year from a "barbell" maturity structure. In practicing this strategy, we purchased shorter-term securities for liquidity and longer-term securities for their yield advantages. We made our longer-term investments when prices on these securities represented good value.
  We made no significant changes to the Portfolio during the fiscal year. The Portfolio benefited from year-end pressure experienced late in 1997, which enabled us to extend the Portfolio's securities' average life as far as SEC regulations allow. Now, with 1998 drawing to a close, this year-end pressure has resurfaced, and, in response, we have been lengthening the Portfolio's maturity.
  Providing liquidity, maintaining high credit quality, and offering an attractive yield remain the primary goals for the Portfolio.

                      MARY ANN FLYNN AND
                      VALERIE J. LOKHORST
                      Portfolio Managers

NORTHERN INSTITUTIONAL TAX-EXEMPT MONEY MARKET PORTFOLIO

The Portfolio offered competitive returns during the fiscal year. Our primary investment strategy during the year was to try to extend the Portfolio's securities' average maturities on the belief that the Federal Reserve would either keep rates stable or lower them. Unfortunately, longer-term securities didn't offer very attractive yields through most of the year, which made it difficult to extend the Portfolio's average maturity.
  We made no significant changes to the Portfolio's composition during the fiscal year. The market is technically driven and cyclical. There are certain times of the year, such as the end of June and early July, tax season, and year-end, when the market has wide swings in both assets and yields. We have to anticipate these cycles and be able to manage the resulting volatile swings. Additionally, the supply of short-term, tax-exempt paper significantly affects the level of interest rates. This year, the lack of short-term, tax-exempt paper made it difficult to extend the Portfolio's maturity at attractive levels.
  Going forward, we continue to believe that it would be better to have a slightly longer average maturity, but we will extend only if the levels make sense when compared to taxable alternatives.

                      BRAD SNYDER
                      Portfolio Manager
Shares of The Northern Institutional Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by The Northern Trust Company, its parent company, or its affiliates, and are not Federally insured or guaranteed by the U.S. Government, Federal Deposit Insurance Corporation, Federal Reserve Board, or any other governmental agency. The Northern Institutional Money Market Portfolios seek to maintain a net asset value of $1.00 per share, but there can be no assurance that they will be able to do so on a continuous basis.

Northern Institutional Funds
Money Market Portfolios
--------------------------------------------------------------------------------
Statements of Investments
November 30, 1998
Investment Abbreviations and Notes:
AMBAC--American Municipal Bond Assurance Corp.
BAN  --Bond Anticipation Note
BTP  --Bankers Trust Partnership
Colld.
     --Collateralized
CP   --Commercial Paper
FGIC --Financial Guaranty Insurance Corp.
FHLB --Federal Home Loan Bank
FRN  --Floating Rate Note
FSA  --Financial Security Assurance Corp.
GO   --General Obligation
Gtd. --Guaranteed
GNMA --Government National Mortgage Association
HDA  --Housing Development Authority

HFA  --Housing Finance Authority
IDA  --Industrial Development Authority
IDR  --Industrial Development Revenue
LOC  --Letter of Credit
MBIA --Municipal Bond Insurance Association
ML SG--Merrill Lynch/Societe Generale
P-Floats
     --Puttable Floating Rate Security
PCR  --Pollution Control Revenue
SD   --School District
SFM  --Single Family Mortgage
Soc Gen
     --Societe Generale
STN  --Short Term Note
TOB  --Tender Option Bond
TRB  --Tax Revenue Bond
TRAN --Tax and Revenue Anticipation Note
VRDN --Variable Rate Demand Note

 . The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

 . Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

 . Maturity dates represent either the stated date on the security or the next interest reset date for floating and variable rate securities per SEC rules.

 . Amortized cost also represents cost for federal income tax purposes.

 . Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

See accompanying notes to financial statements.

Northern Institutional Funds
Money Market Portfolios
--------------------------------------------------------------------------------
Statements of Investments
November 30, 1998
(All amounts in thousands)

           Description
------------------------------------------------------
 Principal          Maturity    Amortized
  Amount   Rate     Date             Cost
------------------------------------------------------
                          Diversified Assets Portfolio
 AGENCY DISCOUNT NOTE--0.5%
           Administration of
           Environment and
           Housing Programs
           Federal Home Loan
           Mortgage Corp.
 $25,000   4.95%    12/10/98   $   24,969
------------------------------------------------------
 TOTAL AGENCY DISCOUNT NOTE    $   24,969
------------------------------------------------------
 BANK NOTES--2.0%
 Domestic Depository Institutions--0.3%
           Bank One Milwaukee
 $17,000   5.55%    1/29/99    $   16,999
                               ----------
 Foreign Depository Institutions--0.1%
           Abbey National PLC
   2,500   5.70     6/11/99         2,508
                               ----------
 Holding and Other Investment Compa-
  nies--1.6%
           JP Morgan and Co.,
           Inc.
  78,000   5.75     3/10/99        78,001
------------------------------------------------------
 TOTAL BANK NOTES              $   97,508
------------------------------------------------------
 CERTIFICATES OF DEPOSIT--6.5%
 Domestic Depository Institutions--2.6%
           Bankers Trust Co.
 $16,250   6.01%    12/10/98   $   16,251
  25,000   5.58     1/22/99        24,998
  15,000   5.71     7/1/99         14,997
           Crestar Bank
  20,000   5.59     2/2/99         19,999
           Union Bank of
           California
  47,000   5.65     12/8/98        47,000
                               ----------
                                  123,245
                               ----------
 Foreign Depository Institutions--3.9%
           Banque Nationale
           De Paris, New York
  20,000   5.52     2/18/99        19,992
  20,000   5.71     3/30/99        19,993
  25,000   5.75     4/23/99        24,995
           Barclays Bank, New
           York
   5,000   5.56     2/25/99         4,999
           Canadian Imperial
           Bank of Commerce,
           New York
  25,000   5.74     4/28/99        24,989
           Societe Generale,
           New York
  40,000   5.70     1/7/99         40,001
  15,000   5.71     3/5/99         14,999
   2,000   5.75     4/19/99         2,000
  15,000   5.765    4/19/99        14,998
           UBS Bank
  19,500   5.75     5/7/99         19,551
                               ----------
                                  186,517
------------------------------------------------------
 TOTAL CERTIFICATES OF DE-
  POSIT                        $  309,762
------------------------------------------------------

           Description
-----------------------------------------
 Principal          Maturity    Amortized
  Amount   Rate     Date             Cost
-----------------------------------------
 COMMERCIAL PAPER--42.1%
 Asset-Backed Securities--18.1%
           Altair Funding
           Corp.
 $10,000   5.40%    1/21/99    $    9,923
           Beta Finance Corp.
  16,000   5.10     3/10/99        15,776
   6,000   5.10     3/24/99         5,904
           Centauri Funding
  50,000   5.32     3/8/99         49,283
  20,000   5.10     3/25/99        19,677
           Concord Minutemen
           Capital Co.
  36,000   5.40     1/22/99        35,719
           Cooperative
           Association of
           Tractor Dealers,
           Series A
   2,400   5.23     3/17/99         2,363
           Corporate
           Receivables Corp.
  25,000   5.31     12/7/98        24,978
   1,250   5.35     12/9/98         1,248
           CPI Funding
  20,227   5.07     2/25/99        19,982
  29,000   4.93     4/26/99        28,420
           Dakota
           Certificates
           Program
  25,000   5.46     12/3/98        24,992
  25,000   5.46     12/4/98        24,989
           Grayhawk Funding
  60,000   5.15     12/18/98       59,854
   7,500   5.05     3/16/99         7,389
  12,500   5.105    3/16/99        12,314
           International
           Securitization
           Corp.
  23,000   5.02     4/26/99        22,532
           Kitty Hawk Funding
           Corp.
  34,000   5.46     2/16/99        33,603
           KZH Crescent II
           Corp.
   3,102   5.55     12/4/98         3,100
           KZH Cypress Tree I
           Corp.
  10,000   5.55     12/4/98         9,995
           KZH Holding Corp.
           III
   2,560   5.55     12/21/98        2,552
           MPF, Ltd.
  53,000   5.53     2/12/99        52,406
           Pooled Account
           Receivables Corp.
  32,263   5.35     2/12/99        31,913
           R.O.S.E., Inc.
  44,319   5.25     12/2/98        44,312
           SALTS(III) Cayman
           Islands Corp.
  15,000   5.719    12/18/98       15,000
  75,000   5.85     1/25/99        75,000
           Sheffield
           Receivables Corp.
  25,000   5.11     2/12/99        24,741
  23,000   5.26     2/26/99        22,708

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
-----------------------------------------------------------
 Principal          Maturity   Amortized
  Amount   Rate     Date            Cost
-----------------------------------------------------------
                    Diversified Assets Portfolio--Continued
Asset-Backed Securities--Continued
           Silver Tower US
           Funding
 $ 3,600   5.49%    12/10/98   $  3,595
   5,000   5.50     12/22/98      4,984
   9,275   5.05     3/18/99       9,136
  14,500   5.02     5/18/99      14,160
           Thames Asset
           Global
           Securitization
  25,000   5.32     1/8/99       24,860
   6,997   5.45     1/14/99       6,950
  10,000   5.45     1/15/99       9,932
  11,000   5.40     1/26/99      10,908
  10,000   5.15     2/16/99       9,890
  21,451   5.40     2/16/99      21,203
           Trident Capital
           Finance, Inc.
  25,000   5.50     12/8/98      24,973
  14,000   5.472    12/11/98     13,979
  12,500   5.30     12/15/98     12,474
           Twin Towers, Inc.
  22,000   5.40     2/1/99       21,795
                               --------
                                869,512
                               --------
 Banking--0.8%
           Bankers Trust New
           York Corp.
  39,500   5.48     1/22/99      39,188
                               --------
 Communications--1.6%
           Cincinnati Bell,
           Inc.
   5,000   5.50     12/1/98       5,000
  35,000   5.05     12/4/98      34,985
           GTE Corp.
   5,000   5.25     12/4/98       4,998
  10,000   5.25     12/7/98       9,991
  15,000   5.20     12/14/98     14,972
   5,000   5.40     1/26/99       4,958
                               --------
                                 74,904
                               --------
 Computers and Office Machines--2.7%
           BTR Dunlop
           Finance, Inc.
  25,000   5.50     12/7/98      24,977
  54,000   5.45     2/18/99      53,354
  24,500   5.34     2/23/99      24,195
  12,500   5.34     2/25/99      12,340
  15,000   5.25     3/8/99       14,788
                               --------
                                129,654
                               --------
 Diversified Financial Services--2.7%
           Chrysler Financial
            Corp.
  31,000   5.25     12/7/98      30,973
           Ford Motor Credit
            Corp.
  59,000   5.45     12/1/98      59,000

           Description
----------------------------------------
 Principal          Maturity   Amortized
  Amount   Rate     Date            Cost
----------------------------------------
           General Motors Ac-
            ceptance Corp.
 $20,000   5.50%    12/2/98    $  19,997
  10,000   5.50     12/3/98        9,997
  10,000   5.50     12/9/98        9,988
                               ---------
                                 129,955
                               ---------
 Electrical Services--1.2%
           Centerior Fuel
           Corp. (LOC
           Barclays Bank)
  35,029   5.20     12/14/98      34,963
           CSW Credit, Inc.
  10,000   5.25     12/4/98        9,996
  15,000   5.37     12/17/98      14,964
                               ---------
                                  59,923
                               ---------
 Electronic and Other Electric Compo-
  nents--1.7%
           General Electric
           Capital Corp.
  60,000   5.50     12/24/98      59,789
  25,000   5.48     2/26/99       24,669
                               ---------
                                  84,458
                               ---------
 Food and Kindred Products--2.8%
           Cargill Global
           Funding, Inc.
  34,000   5.45     12/1/98       34,000
           Coca Cola
           Enterprises, Inc.
  50,000   5.50     12/8/98       49,947
   9,000   5.51     12/10/98       8,988
           Diageo PLC
  10,000   5.47     12/4/98        9,995
   8,000   5.472    12/11/98       7,988
  24,000   5.33     12/11/98      23,964
                               ---------
                                 134,882
                               ---------
 Foreign Depository Institutions--5.2%
           Abbey National
           PLC, North America
  30,000   5.35     12/8/98       29,969
  90,000   5.458    12/22/98      89,713
           Credit Communal de
           Belgique
  30,000   5.47     12/18/98      29,923
           Generale Bank,
           Inc.
  50,000   5.49     12/1/98       50,000
           Societe Generale
           North America,
           Inc.
  30,000   5.475    12/21/98      29,909
           Spintab
           AB/Swedmortgage
   4,000   5.55     12/28/98       3,983
           Svenska
           Handelsbanken,
           Inc.
  15,000   5.47     12/17/98      14,964
                               ---------
                                 248,461
                               ---------
 Industrial Instruments--0.7%
           Johnson Controls,
           Inc.
  15,000   5.30     2/23/99       14,815
           Xerox Credit Corp.
  17,500   5.32     3/5/99        17,257
                               ---------
                                  32,072
                               ---------

See accompanying notes to financial statements.

Northern Institutional Funds
Money Market Portfolios
--------------------------------------------------------------------------------
Statements of Investments
November 30, 1998
(All amounts in thousands)

           Description
------------------------------------------
 Principal          Maturity     Amortized
  Amount   Rate     Date              Cost
------------------------------------------
 Insurance--0.9%
           Aetna Service Co.
 $12,000   5.28%    1/22/99    $    11,907
  18,000   5.20     2/19/99         17,790
           Torchmark, Inc.
  15,000   5.30     1/19/99         14,892
                               -----------
                                    44,589
                               -----------
 Municipalities--0.2%
           Texas Municipal
           Power Agency,
           Series 1997
   9,300   5.37     12/10/98         9,300
                               -----------
 Nondepository Business Credit Institu-
  tions--2.6%
           FBA Properties,
           Inc. (Nations
           Bank, Georgia LOC)
   5,575   5.45     12/30/98         5,551
           Finova Capital
            Corp.
   5,000   5.35     12/15/98         4,990
  50,000   5.40     1/14/99         49,670
  27,500   5.40     1/19/99         27,298
   5,000   5.28     2/17/99          4,943
  18,000   5.30     2/19/99         17,788
  15,000   5.18     3/12/99         14,782
                               -----------
                                   125,022
                               -----------
 Nondepository Personal Credit Institu-
  tions--0.3%
           Cendant Residen-
           tial Mortgage
           Trust
  12,500   5.43     12/11/98        12,481
                               -----------
 Petroleum Refining and Related Indus-
  tries--0.3%
           Koch Industries,
           Inc.
  12,500   5.43     12/4/98         12,494
                               -----------
 Toys, Games and Hobbies--0.3%
           Mattel, Inc.
  15,340   5.43     12/4/98         15,333
------------------------------------------
 TOTAL COMMERCIAL PAPER        $ 2,022,228
------------------------------------------
 CORPORATE NOTES--14.0%
 Asset Backed Securities--
  4.6%
           Beta Finance
  60,000   5.64     2/4/99          60,000
           Liberty Light FRN
  25,000   5.374    10/8/99         24,978
           Restructured Asset
           Certificates with
           Enhanced Returns,
           Series 1998-MM-B-
           11
  33,000   5.69     12/28/98        33,000
           Salts(II) Cayman
           Islands Corp., P-
           Floats
  20,000   5.738    12/18/98        20,000
           Syndicated Loan
           Funding Trust,
           Series 1998-7
  50,000   5.777    12/15/99        50,000

           Description
-----------------------------------------
 Principal          Maturity    Amortized
  Amount   Rate     Date             Cost
-----------------------------------------
           Triangle Funding,
           Ltd., 1998-1A 1
           PP, FRN
 $30,000   5.353%   10/15/99   $   30,000
                               ----------
                                  217,978
                               ----------
 Broker--0.5%
           Morgan Stanley
           Trust Certificates
           1996-2
  24,832   5.105    12/23/98       24,832
                               ----------
 Electronic and Other Elec-
  trical Components--0.7%
           Heller Financial,
           Inc. FRN
  35,000   5.64     11/15/99       35,065
                               ----------
 Insurance Carriers--2.0%
           Transamerica
           Financial Corp.
           FRN
  25,000   5.45     10/22/99       25,000
           United Health Care
           Corp.
  70,000   5.65     12/1/99        70,000
                               ----------
                                   95,000
                               ----------
 Municipal Investments--1.0%
           Crozer Keystone
           Health System,
           VRDN
   7,600   5.69     12/2/98         7,600
           Metal Forming &
           Coining Corp.
           Project (National
           City Bank--LOC)
   9,870   5.03     12/7/98         9,870
           Public Service
           Electric and Gas
           Co.
           1st and Refunding
           Mortgage Bond
           Series YY
  30,000   5.85     5/1/99         30,000
                               ----------
                                   47,470
                               ----------
 Nondepository Personal
  Credit Institutions--3.1%
           Associates Corp.
           P-Floats, FRN
  50,000   5.465    4/5/09         50,000
           Beneficial Corp.
           FRN
   5,000   5.57     9/23/99         5,000
           CIT Group Holdings
  57,500   5.08     8/30/99        57,461
           Countrywide Home
           Loan FRN
  25,000   5.275    8/4/99         24,992
           Household Finance
           Co. FRN
  13,000   5.444    1/14/99        13,000
                               ----------
                                  150,453
                               ----------
 Railroad Transportation--
  0.8%
           Communaute Urbaine
           de Lille
           Custodial Tax
           Receipts STN 98-8
  37,260   5.40     4/1/99         37,260
                               ----------
 Transportation Equipment--
  1.3%
           Chrysler Financial
           Corp.
   5,000   6.28     6/22/99         5,030
           GE Engine
           Receivables 1995-1
           Trust FRN
  10,394   5.264    12/7/98        10,394

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
-----------------------------------------------------------
 Principal           Maturity     Amortized
  Amount   Rate      Date              Cost
-----------------------------------------------------------
                    Diversified Assets Portfolio--Continued

 Transportation Equipment--Con-
  tinued
           GE Engine
           Receivables 1996-1
           Trust, FRN
 $ 34,732  5.264%    12/7/98     $   34,732
           General Motors
           Acceptance Corp.,
           FRN
   12,500  4.965     6/11/99         12,495
                                 ----------
                                     62,651
-----------------------------------------------------------
 TOTAL CORPORATE NOTES           $  670,709
-----------------------------------------------------------
 EURODOLLAR TIME DEPOSITS--
  10.1%
           Banco Central
           Hispanoamericano,
           Grand Cayman Islands
 $ 50,000  5.00%     12/1/98     $   50,000
           Compagnie Financiere
           de CIC, Grand Cayman
           Islands
   35,000  5.50      12/1/98         35,000
           Deutsche Bank, Grand
           Cayman Islands
  160,000  5.44      12/1/98        160,000
           Halifax Building
           Society, Halifax
  160,000  5.50      12/1/98        160,000
           KBC BANK, Grand
           Cayman Islands
   38,807  5.25      12/1/98         38,807
           Monte Dei Paschi di
           Siena, Grand Cayman
           Islands
   40,000  5.44      12/1/98         40,000
-----------------------------------------------------------
 TOTAL EURODOLLAR TIME DEPOSITS  $  483,807
-----------------------------------------------------------
 GUARANTEED INVESTMENT
  CONTRACTS--4.6%
           General American
           Life Insurance Co.,
           FRN
 $ 75,000  5.24%     12/7/98     $   75,000
   25,000  5.24      12/30/98        25,000
           Integrity Life
           Insurance Co., FRN
   30,000  5.89      12/7/98         30,000
           Transamerica Life
           Insurance and
           Annuity Co., FRN
   30,000  5.344     12/1/98         30,000
   25,000  5.327     12/12/98        25,000
   35,000  5.334     12/30/98        35,000
-----------------------------------------------------------
 TOTAL GUARANTEED INVESTMENT
  CONTRACTS                      $  220,000
-----------------------------------------------------------
 MUNICIPAL INVESTMENTS--7.7%
           City of Minneapolis-
           St. Paul (Minnesota)
           Metro Airport GO
           Bond
 $ 28,930  5.70%     12/1/98     $   28,930
           City of Seattle
           (Washington) Ltd. GO
           Bond Series C
   46,525  4.75      12/7/98         46,525
           County of Kern
           (California) Pension
           Obligation
   18,000  5.339     12/1/98         18,000

           Description
--------------------------------------
 Principal       Maturity    Amortized
  Amount   Rate  Date             Cost
--------------------------------------
           County of Los
           Angeles
           (California)
           Pension
           Obligation
 $ 40,000  5.07%  12/7/98   $   40,000
           County of
           Sonoma
           (California)
           Pension
           Obligation
   22,800  5.239  12/1/98       22,800
           Health
           Insurance Plan
           of Greater New
           York VRDN,
           Series 1990 B-1
   17,500  5.09   7/1/16        17,500
           State of New
           Jersey Economic
           Development
           Authority
   25,000  5.636  10/1/21       25,000
           State of
           Virginia
           Housing
           Development
           Authority
  171,105  4.75   12/7/98      171,105
--------------------------------------
 TOTAL MUNICIPAL
  INVESTMENTS               $  369,860
--------------------------------------
 U.S. GOVERNMENT
  OBLIGATIONS--1.0%
 U.S. Treasury Bills
 $ 15,000  4.39%  4/1/99    $   14,779
   10,000  4.17   4/8/99         9,852
   25,000  4.365  4/29/99       24,548
--------------------------------------
 TOTAL U.S. GOVERNMENT
  OBLIGATIONS               $   49,179
--------------------------------------
 REPURCHASE AGREEMENTS--
  1.0%
 Joint Repurchase
  Agreement--1.0%
           Warburg Dillon
           Read LLC, Dated
           6/25/98 (U.S.
           Government
           Securities
           Colld.) Accrued
           Interest $116
 $ 50,000  5.25%  12/1/98   $   50,000
--------------------------------------
 TOTAL REPURCHASE
  AGREEMENTS                $   50,000
--------------------------------------
 TOTAL INVESTMENTS--89.5%   $4,298,022
--------------------------------------
 Other assets, less
  liabilities--10.5%           503,868
--------------------------------------
 NET ASSETS--100.0%         $4,801,890
--------------------------------------
--------------------------------------

See accompanying notes to financial statements.

Northern Institutional Funds
Money Market Portfolios
--------------------------------------------------------------------------------
Statements of Investments
November 30, 1998
(All amounts in thousands)

           Description
----------------------------------------------------------------------
 Principal                                 Maturity          Amortized
  Amount             Rate                    Date              Cost
----------------------------------------------------------------------
                              Government Portfolio
 U.S. GOVERNMENT AGENCIES--51.6%
 Fannie Mae Discount Notes--18.0%
 $ 26,175  5.368%                    12/29/98                 $ 26,066
   78,000  5.07                      2/25/99                    77,055
   78,000  4.98                      3/26/99                    76,759
   65,000  4.91                      4/20/99                    63,759
   55,000  4.88                      4/29/99                    53,889
                                                              --------
                                                               297,528
                                                              --------
 Fannie Mae Medium Term Notes--4.5%
   46,000  5.38                      2/9/99                     45,989
   28,000  5.49                      8/3/99                     27,979
                                                              --------
                                                                73,968
                                                              --------
 Fannie Mae Medium Term Note FRN--3.9%
   65,000  5.025                     12/1/98                    64,966
                                                              --------
 FHLB Discount Note--3.3%
   54,214  5.15                      12/1/98                    54,214
                                                              --------
 FHLB Medium Term Notes--8.1%
   20,800  5.52                      3/23/99                    20,795
   13,000  5.50                      3/26/99                    12,996
   39,000  5.527                     6/10/99                    38,969
   42,000  5.54                      7/13/99                    41,987
   19,000  5.536                     7/15/99                    18,991
                                                              --------
                                                               133,738
                                                              --------
 Freddie Mac Discount Note--12.3%
   19,000  5.071                     2/26/99                    18,767
   78,000  5.06                      2/26/99                    77,046
   80,000  4.90                      3/12/99                    78,900
   29,200  4.91                      4/9/99                     28,686
                                                              --------
                                                               203,399
                                                              --------
 SLM Holding Corp. Medium Term Notes--1.5%
   26,000  5.40                      2/10/99                    25,995
----------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCIES                               $853,808
----------------------------------------------------------------------
 REPURCHASE AGREEMENTS--48.4%
 Repurchase Agreements--45.4%
           ABN-Amro Securities, Inc., Dated 11/30/98,
           Repurchase Price $200,030
           (U.S. Government Securities Colld.)
 $200,000    5.45%                   12/1/98                  $200,000
           Bear Stearns Security Corp, Dated 11/30/98,
           Repurchase Price $350,054
           (U.S. Government Securities Colld.)
  350,000    5.52                    12/1/98                   350,000

                  Description
-------------------------------------------------------
                                Maturity
 Principal Amount     Rate        Date   Amortized Cost
-------------------------------------------------------

          J.P. Morgan Securities, Inc., Dated 11/30/98,
          Repurchase Price $200,028
          (U.S. Government Securities Colld.)
$200,000    5.35%                12/1/98                $  200,000
                                                        ----------
                                                           750,000
                                                        ----------
Joint Repurchase Agreement--3.0%
          Warburg Dillon Reed LLC, Dated 6/25/98,
          (U.S. Government Securities Colld.) Accrued
          Interest $128
$ 50,000    5.25%                12/1/98                $   50,000
-------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                             $  800,000
-------------------------------------------------------------------
TOTAL INVESTMENTS--100.0%                               $1,653,808
-------------------------------------------------------------------
Liabilities, less other assets--0.0%                          (938)
-------------------------------------------------------------------
NET ASSETS--100.0%                                      $1,652,870
-------------------------------------------------------------------
-------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
-----------------------------------------------------
 Principal               Maturity Amortized
  Amount       Rate        Date      Cost
-----------------------------------------------------
           Government Select Portfolio
 U.S. GOVERNMENT AGENCIES--100.0%
 Federal Farm Credit Bank--0.7%
 $ 12,000    5.70%       12/1/98  $   12,000
                                  ----------
 FHLB--9.0%
   21,000    5.435       2/2/99       20,994
   22,750    5.52        3/23/99      22,745
   14,000    5.50        3/26/99      13,996
   13,000    5.61        4/8/99       12,996
   25,000    5.63        5/5/99       24,988
   42,000    5.527       6/10/99      41,965
   15,000    5.536       7/15/99      14,993
                                  ----------
                                     152,677
                                  ----------
 FHLB Discount Notes--89.0%
  430,435    5.151       12/1/98     430,435
   11,905    4.777       12/4/98      11,900
  162,000    4.94        1/29/99     160,704
  147,000    4.941       1/29/99     145,824
   81,200    4.951       1/29/99      80,549
   36,865    4.982       1/29/99      36,568
  208,200    5.099       2/12/99     206,074
  218,000    4.961       2/17/99     215,686
   51,000    5.043       2/17/99      50,450
   52,000    5.006       2/24/99      51,393
  123,000    4.94        5/12/99     120,332
                                  ----------
                                   1,509,915
                                  ----------
 SLM Holding Corp.--1.3%
   22,000    5.74        12/17/98     21,999
-----------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCIES   $1,696,591
-----------------------------------------------------

        Description
----------------------------------------
                      Maturity Amortized
 Shares     Rate        Date     Cost
----------------------------------------
 OTHER INVESTMENT--0.0%

   Dreyfus Treasury Prime Cash
 Management,
   Class A
  1             --     --     $        1
----------------------------------------
TOTAL OTHER INVEST-
 MENT                         $        1
----------------------------------------
TOTAL INVESTMENTS--
 100.0%                       $1,696,592
----------------------------------------
Liabilities, less
 other assets--0.0%               (1,615)
----------------------------------------
NET ASSETS--100.0%   $1,694,977
----------------------------------------
----------------------------------------

See accompanying notes to financial statements.

Northern Institutional Funds
Money Market Portfolios
--------------------------------------------------------------------------------
Statements of Investments
November 30, 1998
(All amounts in thousands)

Description
---------------------------------------------------------------------------------------------------------
Principal                                                  Maturity                             Amortized
 Amount                  Rate                                Date                                 Cost
---------------------------------------------------------------------------------------------------------
                              Tax-Exempt Portfolio
MUNICIPAL INVESTMENTS--94.2%
Alabama--1.7%
Greenville City IDR VRDN,
 Series 1992, Allied-Signal,
 Inc. Project (Allied-Signal,
 Inc. Gtd.)
$ 1,350                  3.30%                             12/2/98                              $  1,350
Jefferson County Sewer Revenue
 VRDN, Series A (FGIC Insured)
  5,050                  3.45                              12/1/98                                 5,050
McIntosh IDB Environmental
 Improvement Revenue VRDN,
 Series D (CIBA Specialty
 Chemical Corp. Gtd.)
  4,300                  3.25                              12/1/98                                 4,300
Mobile PCR Revenue VRDN, Series
 1994A, Alabama Power Co.
 Project (Alabama Power Co.
 Gtd.)
  2,200                  3.30                              12/1/98                                 2,200
                                                                                                --------
                                                                                                  12,900
                                                                                                --------
Alaska--1.0%
Alaska Housing Finance Corp.
 VRDN, Series 1994 PT-37,
 Merrill P-Floats (Banque
 National Paris LOC)
  7,170                  3.43                              12/3/98                                 7,170
                                                                                                --------
California--3.0%
California State GO VRDN,
 Series 1997H, Bank of America
 (U.S. Government Securities
 Colld.)
    200                  3.23                              12/7/98                                   200
California Statewide Community
 Development Authority
 TRAN VRDN, Series 1998, LB
 FR/RI-A23 Trust Receipts
 (California Statewide
 Community Development
 Authority Insured)
  5,000                  3.30                              12/8/98                                 5,000
Irvine Ranch Consolidated Water
 District VRDN,
 Series 1993 B, Districts 2,
 102, 103, & 206
 (Toronto Dominion Bank LOC)
  9,550                  3.20                              12/1/98                                 9,550
San Marcos Public Facilities
 Authority Revenue VRDN, Series
 1989 B BTP-188, Civic Center
 Project
 (U.S. Government Securities
 Colld.)
  7,961                  3.60                              3/25/99                                 7,961
                                                                                                --------
                                                                                                  22,711
                                                                                                --------
Florida--3.7%
Broward County HFA Revenue
 VRDN, Sanctuary Park
 Apartments Multifamily Project
 (PNC LOC)
  4,600                  3.45                              12/4/98                                 4,600
Florida State Board of
 Education Capital Outlay GO
 VRDN, Series 1998-9, ABN-Amro
 MuniTops (FSA Insured)
  3,500                  3.43                              12/3/98                                 3,500
Florida State Board of
 Education GO, Series 1989A,
 Eagle Trust 96C0915 (U.S.
 Government Securities Colld.)
  5,205                  3.80                              12/1/98                                 5,205
Florida State Board of
 Education Public Education
 Capital VRDN, Series 1991-B
 BTP-223 (U.S. Government
 Securities Colld.)
  4,000                  3.65                              12/3/98                                 4,000
Florida State Board of
 Education VRDN, Series 1993E,
 Eagle Trust 940901
  5,500                  3.28                              12/3/98                                 5,500

Description
---------------------------------------------------------------------------------------------------------
Principal                                                  Maturity                             Amortized
 Amount                  Rate                                Date                                 Cost
---------------------------------------------------------------------------------------------------------
Orange County HFA VRDN,
 Citicorp Eagle Trust,
 Series 1987-A (GNMA Securities
 Colld.)
$ 4,660                  3.23%                             12/2/98                              $  4,660
                                                                                                --------
                                                                                                  27,465
                                                                                                --------
Georgia--8.0%
DeKalb County Development
 Authority PCR VRDN, Series
 1987, General Motors Corp.
 Project (General Motors Corp.
 Gtd.)
  4,200                  3.25                              12/2/98                                 4,200
Fulton County Development
 Authority IDR,
 Citicorp Eagle Trust 981001
 11,000                  3.10                               8/2/99                                11,000
Fulton County Development
 Authority IDR VRDN, General
 Motors Corp. Project (General
 Motors Corp. Gtd.)
  2,100                  3.25                               2/2/98                                 2,100
Georgia State GO TOB, Series
 1993 F BTP-82A
  9,900                  3.35                               3/4/99                                 9,900
Georgia State GO VRDN, Series
 1994 D BTP-100
  6,035                  3.35                               3/4/99                                 6,035
Georgia State Unlimited GO
 VRDN, P-Floats PA-246
 10,200                  3.30                              12/3/98                                10,200
Georgia State Unlimited GO
 VRDN, P-Floats PA-248
  7,340                  3.30                              12/3/98                                 7,340
Metro Atlanta Rapid Transit
 Authority Sales Tax Revenue
 VRDN, Series A-MTC#16, BOCM
 Muni Trust Certified (MBIA
 Insured)
  8,000                  3.30                              12/7/98                                 8,000
Municipal Gas Authority Gas Revenue VRDN, Series B
 (Wachovia Bank NA LOC)
  1,300                  3.05                              12/7/98                                 1,300
                                                                                                --------
                                                                                                  60,075
                                                                                                --------
Hawaii--2.1%
Hawaii State GO VRDN, Series 5
 (FGIC Insured)
 12,620                  3.63                              12/3/98                                12,620
Hawaii Department of Budget &
 Finance Special Purpose IDR,
 Kaiser Permanente Project
 (Kaiser Permanente Gtd.)
  3,000                  3.80                               3/1/99                                 3,000
                                                                                                --------
                                                                                                  15,620
                                                                                                --------
Idaho--0.5%
Idaho Health Facilities
 Authority Hospital Revenue
 VRDN, Series 1995, St. Luke's
 Medical Center Project
 (Credit Suisse First Boston
 LOC)
  3,700                  3.30                              12/1/98                                 3,700
                                                                                                --------
Illinois--11.4%
Chicago Board of Education
 VRDN, BTP-239
 (AMBAC Insured)
  9,320                  3.60                              12/2/98                                 9,320
Chicago GO Refunding GO VRDN,
 Series 1998 M,
 Bank of America Partnership
 (FGIC Insured)
  5,000                  3.70                               8/4/99                                 5,000
Chicago GO VRDN, Series 1997-
 SSP-7, Building Acquisition
 Certificates (FSA Insured)
  8,300                  3.35                              12/2/98                                 8,300

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

Description
---------------------------------------------------------------------------------------------------------
Principal                                                  Maturity                             Amortized
 Amount                  Rate                                Date                                 Cost
---------------------------------------------------------------------------------------------------------
                        Tax-Exempt Portfolio--Continued
Chicago O'Hare Airport Revenue
 VRDN, Series 1983-D, AMR,
 Inc. Project (Royal Bank of
 Canada LOC)
$ 1,100                  3.30%                             12/1/98                              $  1,100
DuPage Water Commission
 Water/Sewer VRDN
  8,400                  3.26                              12/3/98                                 8,400
Illinois Development Finance
 Authority PCR VRDN,
 Series 1994, UNO-VEN Co.
 Project (First Chicago NBD
 Bank LOC)
  2,200                  3.15                              12/1/98                                 2,200
Illinois Education Facility
 Authority VRDN, Series 1985,
 University of Chicago
  4,900                  3.23                              12/3/98                                 4,900
Illinois Health Facilities
 Authority VRDN, Series 1990,
 Gottlieb Health Resources,
 Inc. (Harris Trust and
 Savings Bank LOC)
  2,000                  3.15                              12/2/98                                 2,000
Illinois Health Facilities
 Authority VRDN, Series E,
 Franciscan Eldercare (LaSalle
 National Bank LOC)
  2,500                  3.20                              12/2/98                                 2,500
Illinois Sales TRB, Series K
 (U.S. Government Securities
 Colld.)
  1,000                  7.00                              6/15/99                                 1,035
Illinois State GO VRDN, Series 1998 PCR-10,
 Citibank TOB (FSA Insured)
  5,000                  3.28                              12/7/98                                 5,000
Illinois State GO VRDN, Series
 38
 12,885                  3.63                              12/3/98                                12,885
Illinois State GO VRDN, Series
 39
 12,075                  3.63                              12/3/98                                12,075
Metropolitan Pier & Exposition
 Authority Dedicated Sales
 TRB, BTP-230 A (U.S.
 Government Securities Colld.)
  6,000                  3.60                              12/7/98                                 6,000
Naperville City IDR VRDN,
 General Motors Corp. Project
 (General Motors Corp. Gtd.)
  1,480                  3.25                              12/2/98                                 1,480
Peoria IDR VRDN, Series 1997, Peoria Production Shop
 Project (Bank One LOC)
  2,905                  3.30                              12/3/98                                 2,905
                                                                                                --------
                                                                                                  85,100
                                                                                                --------
Indiana--3.6%
Gary Environmental Improvement
 PCR, U.S. Steel Corp. Project
 (Bank of New York LOC)
  3,000                  3.35                              1/22/99                                 3,000
Indiana Bond Bank Operating
 Municipal Notes,
 Series 1998 A-2, Advanced
 Funding Program
  7,425                  4.00                              1/20/99                                 7,429
Indiana Development Finance
 Authority IDR VRDN,
 Series 1997, Bayer Corp.
 Project (Bayer Corp. Gtd.)
  1,300                  3.35                              12/1/98                                 1,300
Indiana Development Finance
 Authority VRDN,
 Series 1997, Culver
 Educational Foundation
 Project (Chase Manhattan Bank
 LOC)
  2,000                  3.15                              12/2/98                                 2,000

Description
---------------------------------------------------------------------------------------------------------
Principal                                                  Maturity                             Amortized
 Amount                  Rate                                Date                                 Cost
---------------------------------------------------------------------------------------------------------
Indiana State Toll Road
 Commission VRDN, Series PA-
 253 (U.S. Government
 Securities Colld.)
$ 3,900                  3.30%                              12/3/98                             $  3,900
Indiana Transportation
 Authority Highway Revenue
 VRDN, Series 1998A, Citicorp
 Eagle Trust 981402
  7,750                  3.10                                8/2/99                                7,750
Jasper County PCR CP, Series
 1988D,
 Northern Indiana Public
 Service Project
 (Northern Indiana Public
 Service Gtd.)
  2,000                  3.30                               1/22/99                                2,000
                                                                                                --------
                                                                                                  27,379
                                                                                                --------
Iowa--2.2%
Council Bluffs City PCR
 Revenue VRDN, Series 1995,
 Iowa-Illinois Gas and
 Electric Project
 (MidAmerican Energy Co. Gtd.)
  6,600                  3.25                               12/2/98                                6,600
Iowa Finance Authority SFM
 Revenue VRDN,
 Series 1997A
  6,085                  3.43                               12/1/98                                6,085
Iowa Student Loan Liquidity
 Student Loan Revenue
  3,500                  3.10                               12/1/98                                3,500
                                                                                                --------
                                                                                                  16,185
                                                                                                --------
Kansas--1.2%
LaCygne City Environmental Revenue Refunding VRDN,
 Series 1994, Kansas City Power & Light Project
 (Kansas City Power & Light Gtd.)
  2,882                  3.30                               12/2/98                                2,882
Lawrence City GO Temporary Notes, Series 1998-1
  6,355                  3.79                                6/1/99                                6,355
                                                                                                --------
                                                                                                   9,237
                                                                                                --------
Kentucky--1.4%
Danville City Lease Revenue
 CP, Municipal Pooled
 Lease Program (PNC Bank LOC)
  3,000                  3.25                               1/12/99                                3,000
Mayfield City Lease Revenue
 VRDN, Series 1996, Kentucky
 League of Cities Pooled
 Project
 (PNC Bank LOC)
  7,200                  3.25                               12/2/98                                7,200
                                                                                                --------
                                                                                                  10,200
                                                                                                --------
Louisiana--1.5%
Greater Baton Rouge Port
 Commission PCR Bonds,
 Series 1983-A, Dow Chemical
 Co. Project
 (Dow Chemical Co. Gtd.)
  5,035                  3.95                              12/15/98                                5,035
Huntington City IDR PCR VRDN,
 Allied-Signal, Inc. Project
 (Allied-Signal, Inc. Gtd.)
  1,900                  3.30                               12/2/98                                1,900
Louisiana Public Facilities
 Authority PCR VRDN,
 Series 1992, Allied-Signal,
 Inc. Project
 (Allied-Signal, Inc. Gtd.)
  4,515                  3.30                               12/2/98                                4,515
                                                                                                --------
                                                                                                  11,450
                                                                                                --------

See accompanying notes to financial statements.

Northern Institutional Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1998
(All amounts in thousands, except shares)

                       Description
-----------------------------------------------------------------------------------------------------
Principal                                                  Maturity                         Amortized
 Amount                   Rate                               Date                             Cost
-----------------------------------------------------------------------------------------------------
MAINE--1.0%
Maine State GO Municipal
 General Purpose Bond
$ 4,215                   4.50%                             6/15/99                         $  4,232
Maine State GO Municipal
 Highway Bond
  3,000                   4.50                              6/15/99                            3,012
                                                                                            --------
                                                                                               7,244
                                                                                            --------
MARYLAND--0.9%
Maryland State Community
 Development Administration SFM
 Revenue, Series 1993 PT-12,
 Merrill P-Floats (Maryland
 Community Development
 Authority Gtd.)
  6,399                   3.43                              12/1/98                            6,399
Maryland State Economic
 Development Authority Pooled
 Revenue VRDN, Series 1995
 (NationsBank LOC)
    100                   3.20                              12/3/98                              100
                                                                                            --------
                                                                                               6,499
                                                                                            --------
MASSACHUSETTS--1.7%
Gloucester County Renewal BAN
  5,098                   4.00                               8/5/99                            5,109
Massachusetts Bay
 Transportation Authority GO
 Notes,
 Series 1998 A
  8,000                   4.25                              2/26/99                            8,012
                                                                                            --------
                                                                                              13,121
                                                                                            --------
MINNESOTA--1.4%
East Grand Forks Independent
 School District 595 GO,
 Minnesota School District
 Credit Enhancement Program
  2,000                   3.90                              6/30/99                            2,003
Minnesota HFA SFM VRDN, Series
 1998-F
  8,500                   3.65                               8/9/99                            8,500
                                                                                            --------
                                                                                              10,503
                                                                                            --------
MISSOURI--0.6%
Missouri Development Finance
 Board Infrastructure Revenue
 VRDN, Series 1997B, Science
 City at Union Station
 (Canadian Imperial Bank of
 Commerce LOC)
  1,300                   3.55                              12/1/98                            1,300
St. Louis County IDA Hospital
 VRDN, Series 1996-B,
 Friendship Village West County
 Project (LaSalle National Bank
 LOC)
  3,270                   3.20                             12/30/98                            3,270
                                                                                            --------
                                                                                               4,570
                                                                                            --------
MONTANA--0.1%
Forsyth City, Rosebud County
 PCR VRDN, Series 1988,
 Pacificorp Project (Rabobank
 Group LOC)
  1,000                   3.75                              12/1/98                            1,000
                                                                                            --------
NEVADA--2.2%
Clark County School District GO
 VRDN (FSA Insured)
 10,000                   3.33                              12/3/98                           10,000
Nevada State Municipal Bond
 Bank GO VRDN, Series 1997
 SGB31 (FGIC Insured)
  6,650                   3.33                              12/3/98                            6,650
                                                                                            --------
                                                                                              16,650
                                                                                            --------

                       Description
-----------------------------------------------------------------------------------------------------
Principal                                                  Maturity                         Amortized
 Amount                   Rate                               Date                             Cost
-----------------------------------------------------------------------------------------------------
NEW YORK--2.3%
New York City GO VRDN,
 Subordinated Series 1993 E-3
 (Morgan Guaranty Trust Co.
 LOC)
$   300                   3.20%                             12/1/98                         $    300
New York City Municipal Water
 Finance Authority VRDN (MBIA
 Insured)
  3,800                   3.28                              12/2/98                            3,800
New York State Environmental
 Facility Corp. PCR Bond, Eagle
 Trust (FSA Insured)
 10,000                   3.40                               4/1/99                           10,000
New York State Environmental
 Facility Corp. Water PCR Bond
 (FSA Insured)
  2,000                   3.23                              12/3/98                            2,000
Pooled Puttable VRDN P-Floats,
 Bankers Trust, Series PPT2
  1,215                   3.53                              12/3/98                            1,215
                                                                                            --------
                                                                                              17,315
                                                                                            --------
NORTH CAROLINA--1.2%
Buncombe County PCR IDR VRDN,
 Series 1996,
 Cooper Industries, Inc.
 Project (Cooper Industries,
 Inc Gtd.)
  3,200                   3.30                              12/2/98                            3,200
Persons County Industrial
 Facilities and PCR VRDN,
 Series 1992A, Carolina Power &
 Light Project (Carolina Power
 & Light Gtd.)
  5,500                   3.25                              12/1/98                            5,500
                                                                                            --------
                                                                                               8,700
                                                                                            --------
OHIO--4.2%
Greystone Revenue Senior VRDN,
 Series Trust 1998-1, (Credit
 Suisse First Boston)
 14,500                   3.58                              12/3/98                           14,500
Ohio Air Quality Facilities
 Revenue Bond,
 Series 1988A, Ohio Edison Co.
 Project
 (Toronto Dominion Bank LOC)
  4,000                   3.65                               2/1/99                            4,000
Ohio State Higher Education
 Capital Facilities VRDN,
 Series 1994 A, BTP-69 (AMBAC
 Insured)
  8,545                   3.65                              12/3/98                            8,545
Ohio State Turnpike Commission
 VRDN, Series A
 (FGIC Insured)
  2,000                   3.63                              12/3/98                            2,000
Red Roof Inns Mortgage Bond
 Trust VRDN
 (National City Bank LOC)
  2,714                   3.33                             12/15/98                            2,714
                                                                                            --------
                                                                                              31,759
                                                                                            --------
OREGON--0.7%
Portland City Water/Sewer
 System VRDN, Series A
 (FGIC Insured)
  5,365                   3.30                              12/4/98                            5,365
                                                                                            --------
PENNSYLVANIA--5.0%
Allegheny County Environment
 Improvement
 IDA Revenue CP, Series 1987
 USX Corp.
 Project (Commerzbank LOC)
  4,000                   3.35                              1/22/99                            4,000

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                       Description
-----------------------------------------------------------------------------------------------------
Principal                                                  Maturity                         Amortized
 Amount                   Rate                               Date                             Cost
-----------------------------------------------------------------------------------------------------
                        TAX-EXEMPT PORTFOLIO--CONTINUED
Allegheny County Hospital
 Development Authority Revenue
 VRDN, Series A, Presbyterian
 Health Center
 (MBIA Insured)
  2,900                   3.30%                            12/3/98                           $ 2,900
Allegheny County Hospital
 Development Authority
 Revenue VRDN, Series B-1,
 Presbyterian
 University Hospital (NBD Bank
 LOC)
$ 4,900                   3.30                             12/4/98                             4,900
Pennsylvania Turnpike
 Commission Revenue VRDN,
 Series 1998-Q
  4,100                   3.35                             12/1/98                             4,100
Philadelphia Hospital and
 Higher Education Facilities
 Authority VRDN, Series A,
 Children's Hospital Project
  6,450                   3.30                             12/1/98                             6,450
Philadelphia School District
 TRAN, Series 1998/99 A
 (First Union National Bank
 LOC)
  7,000                   4.25                             6/30/99                             7,024
Philadelphia TRAN, Series
 1998/99 A
  6,000                   4.25                             6/30/99                             6,021
Warren County Hospital
 Authority VRDN, Series 1994 B,
 Warren General Hospital
 Project (PNC Bank LOC)
  1,650                   3.30                             12/3/98                             1,650
                                                                                             -------
                                                                                              37,045
                                                                                             -------
SOUTH CAROLINA--2.5%
Lexington County Pollution
 Control Finance Authority
 IDR VRDN, Series 1992A,
 Allied-Signal, Inc. Project
 (Allied-Signal, Inc. Gtd.)
  1,880                   3.30                             12/2/98                             1,880
Lexington County Revenue IDR
 VRDN, Series 1992,
 Allied-Signal, Inc. Project
 (Allied-Signal, Inc. Gtd.)
    800                   3.30                             12/2/98                               800
Piedmont Municipal Power Agency
 Revenue VRDN
 (MBIA Insured)
  5,000                   3.70                             12/1/98                             5,000
Public Service Authority Santee
 Cooper VRDN,
 Series 1998A BTP-318
 10,670                   3.35                             12/3/98                            10,670
                                                                                             -------
                                                                                              18,350
                                                                                             -------
SOUTH DAKOTA--1.2%
South Dakota HDA Homeownership
 Mortgage Housing VRDN, Series
 1996 PT-73-A, Merrill P-Floats
  8,945                   3.30                             12/3/98                             8,945
                                                                                             -------
TENNESSEE--1.2%
Shelby County GO VRDN, Series B
 BTP-216
  4,000                   3.17                              6/8/99                             4,000
Series B BTP-263
  5,000                   3.60                             12/3/98                             5,000
                                                                                             -------
                                                                                               9,000
                                                                                             -------
TEXAS--10.7%
Austin City School District
 Building and Refunding VRDN,
 Series ML/SG-68 (PSF of Texas
 Gtd.)
  4,900                   3.30                             12/3/98                             4,900

                       Description
-----------------------------------------------------------------------------------------------------
Principal                                                  Maturity                         Amortized
 Amount                   Rate                               Date                             Cost
-----------------------------------------------------------------------------------------------------
Bastrop City Independent School
 District GO VRDN,
 Series 1997 SGB 37 (PSF of
 Texas Gtd.)
$ 6,870                   3.63%                             12/7/98                         $  6,870
Denton City Independent School
 District GO Bond, Series B
 (PSF of Texas Gtd.)
  6,000                   3.65                              8/15/99                            6,000
Grand Prairie Housing Finance
 Corp. VRDN, Series 1985,
 Lincoln Windcliff Project
 (General Electric Corp. Gtd.)
    900                   3.20                              12/2/98                              900
Harris County GO VRDN, Series
 19, Toll Road Unlimited
 Subordinate Lien CR138
 11,880                   3.23                              12/3/98                           11,880
Harris County Tax Revenue
 Receipts, SAK-21
  7,910                   3.40                              12/2/98                            7,910
Harris County Health Facility
 Development Corp. VRDN, Series
 1994, Methodist Hospital
  2,300                   3.35                              12/1/98                            2,300
Harris County Toll Road
 Unlimited Tax Revenue VRDN,
 Series 1994 A, Citicorp Eagle
 Trust 954302
  6,420                   3.28                              12/3/98                            6,420
Hurst Euless Bedford
 Independent School District
 GO VRDN, PT-1050 (PSF of Texas
 Gtd.)
  4,000                   3.30                              12/3/98                            4,000
Pearland Independent School
 District GO VRDN,
 ML/SG Trust Receipts SG-106
 (PSF of Texas Gtd.)
  4,000                   3.30                              12/3/98                            4,000
San Antonio Independent School
 District GO VRDN,
 ROCS Series 30 (PSF of Texas
 Gtd.)
  3,000                   3.63                              12/3/98                            3,000
Texas State TRAN, Series A59
 10,000                   3.45                              12/2/98                           10,000
Texas State Water Financing
 Assistance Refunding GO VRDN,
 Series 1998A BTP-309
  5,385                   3.60                              12/3/98                            5,385
Trinity River IDA IDR VRDN,
 Automatic Data Processing,
 Inc. Project (Automatic Data
 Processing, Inc. Gtd.)
  6,200                   3.70                              12/1/98                            6,200
                                                                                            --------
                                                                                              79,765
                                                                                            --------
UTAH--0.7%
Utah State GO VRDN
  5,000                   3.65%                             3/18/99                            5,000
                                                                                            --------
VIRGINIA--4.7%
Norfolk GO VRDN, Eagle Trust
 No. 944601
 10,100                   3.28                              12/3/98                           10,100
Roanoke IDA Hospital Revenue
 VRDN, Series 1997A, Carilion
 Health System Obligated Group
  5,000                   3.35                              12/1/98                            5,000
Roanoke IDA VRDN, Series A,
 Roanoke Memorial Hospital
  7,700                   3.35                              12/1/98                            7,700
Town of Louisa IDA PCR CP,
 Series 1984, Virginia Electric
 & Power Co. Project (Virginia
 Electric Power Co. Gtd.)
  3,400                   3.60                             12/16/98                            3,400
  4,200                   3.10                              2/17/99                            4,200

See accompanying notes to financial statements.

Northern Institutional Funds
Money Market Portfolios
--------------------------------------------------------------------------------
Statements of Investments
November 30, 1998
(All amounts in thousands, except shares)

                      Description
--------------------------------------------------------------------------------------------------------
Principal                                                 Maturity                             Amortized
 Amount                  Rate                               Date                                 Cost
--------------------------------------------------------------------------------------------------------
 4,700                   3.25                             1/12/99                                4,700
                                                                                                ------
                                                                                                35,100
                                                                                                ------
Town of Louisa PCR CP, Series
 1987 (Virginia Electric &
 Power Co. Gtd.)
Washington--6.2%
Kent City Economic Development
 Corp. IDR VRDN, Associated
 Grocers Project (Bank of
 America LOC)
 3,500                   4.02                             12/2/98                                3,500
Port of Seattle Passenger
 Facility Charge VRDN
 (MBIA Insured)
10,000                   3.45                             12/2/98                               10,000
Washington State GO VRDN,
 Smith-Barney Soc Gen Trust,
 Series 1993 B SGB-13
11,950                   3.33                             12/3/98                               11,950
Washington State Public Power
 Supply System Revenue Bond,
 Series A,
 4,000                   5.30                              7/1/99                                4,043
 1,000                   7.20                              7/1/99                                1,022
Washington State Public Power
 Supply System VRDN, Citicorp
 Eagle Trust 944701
10,000                   3.33                             12/3/98                               10,000
Washington State Refunding GO
 VRDN,
 Series R-92-A, BTP-101
 6,000                   3.30                             12/3/98                                6,000
                                                                                                ------
                                                                                                46,515
                                                                                                ------
Wisconsin--4.1%
Kenosha Unified School District
 TRAN, Series 1998-99
 4,700                   3.38                             9/28/99                                4,700
Pleasant Prairie PCR VRDN,
 Series 1995 B, Wisconsin
 Electric Power Co. Project
 (Wisconsin Electric Power Co.
 Gtd.)
 1,830                   3.20                             12/3/98                                1,830
Racine Unified School District
 TRAN, Series 1998/99
 5,000                   4.00                              7/7/99                                5,012
Wisconsin State GO VRDN, Series
 16
19,000                   3.63                             12/3/98                               19,000
                                                                                                ------
                                                                                                30,542
                                                                                                ------

                      Description
-------------------------------------------------------------------------------------------------
Principal
 Amount/                                                Maturity                       Amortized
 Shares                  Rate                             Date                         Cost/Value
-------------------------------------------------------------------------------------------------
Wyoming--0.3%
Green River City PCR VRDN,
 Allied-Signal, Inc. Project
 (Allied-Signal, Inc. Gtd.)
$ 2,225                  3.30%                          12/2/98                          $  2,225
-------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL INVESTMENTS                                                              $704,405
-------------------------------------------------------------------------------------------------
OTHER INVESTMENTS--2.3%
AIM Tax Free Money Market Fund
  7,485                    --                                --                          $  7,485
Dreyfus Tax Exempt Cash Management Fund
    400                    --                                --                               400
Federated Tax-Free Trust Money
 Market Fund #15
  8,540                    --                                --                             8,540
Federated Tax-Free Trust Money
 Market Fund #73
    820                    --                                --                               820
Provident Municipal Fund
    137                    --                                --                               137
-------------------------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS                                                                  $ 17,382
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS--96.5%                                                                 $721,787
-------------------------------------------------------------------------------------------------
Other assets, less liabilities--3.5%                                                       26,364
-------------------------------------------------------------------------------------------------
NET ASSETS--100.0%                                                                       $748,151
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Northern Institutional Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 1998
(All amounts in thousands, except net asset value per share)

                                  Diversified             Government
                                    Assets     Government   Select   Tax-Exempt
                                   Portfolio   Portfolio  Portfolio  Portfolio
-------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
amortized cost                    $4,248,022     $853,808 $1,696,592  $721,787
Repurchase agreements, at cost        50,000      800,000         --        --
Cash                                      --           --          1        --
Receivables:
 Interest                             29,537        4,711      3,295     7,234
 Fund shares sold                    855,792       58,639      9,868    34,158
 Investment securities sold               --           --         --     9,300
 Administrator                            87          199        159        54
Other assets                               3           82         41         6
-------------------------------------------------------------------------------
TOTAL ASSETS                       5,183,441    1,717,439  1,709,956   772,539
-------------------------------------------------------------------------------
LIABILITIES:
Payable for:
 Fund shares redeemed                362,967       57,382      7,388    18,820
 Distributions to shareholders        17,157        6,429      7,083     1,792
 Investment Securities Purchased          --           --         --     3,500
Accrued expenses:
 Advisory fees                           848          331        143       147
 Administration fees                     339          132        143        59
 Custodian fees                           34           11         14         6
 Transfer agent fees                      23            8          6         4
Other liabilities                        183          276        202        60
-------------------------------------------------------------------------------
TOTAL LIABILITIES                    381,551       64,569     14,979    24,388
-------------------------------------------------------------------------------
NET ASSETS                        $4,801,890   $1,652,870 $1,694,977  $748,151
-------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Paid-in capital                   $4,802,827   $1,652,855 $1,694,973  $748,096
Accumulated net realized gains
(losses) on investment transac-
tions                                   (937)          15          4        55
-------------------------------------------------------------------------------
NET ASSETS                        $4,801,890   $1,652,870 $1,694,977  $748,151
-------------------------------------------------------------------------------
Total shares outstanding (no par
value), unlimited shares autho-
rized
 Shares                            4,795,767    1,652,855  1,694,866   748,096
 Service Shares                        7,060           --         --        --
 Premier Shares                           --           --        108        --
-------------------------------------------------------------------------------
Net asset value, offering and
redemption price per share
 Shares                           $     1.00   $     1.00 $     1.00  $   1.00
 Service Shares                   $     1.00           --         --        --
 Premier Shares                           --           -- $     1.00        --
-------------------------------------------------------------------------------

See accompanying notes to financial statements.

Northern Institutional Funds
Money Market Portfolios
--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended November 30, 1998
(All amounts in thousands)

                                   Diversified            Government
                                     Assets    Government   Select   Tax-Exempt
                                    Portfolio  Portfolio  Portfolio  Portfolio
-------------------------------------------------------------------------------
Interest income                     $232,461    $74,343    $80,546    $24,823
-------------------------------------------------------------------------------
Expenses:
Investment advisory fees              10,271      3,337      3,653      1,713
Administration fees                    4,109      1,335      1,460        685
Custodian fees                           425        179        182         86
Professional fees                        244         80         73         38
Transfer agent fees                      182         51         28         28
Registration fees                        277        211        190         76
Trustee fees and expenses                117         40         33         18
Other                                    152         63         51         44
-------------------------------------------------------------------------------
Total expenses                        15,777      5,296      5,670      2,688
Less voluntary waivers of invest-
 ment advisory fees                       --         --     (2,193)        --
Less expenses reimbursable by Ad-
 ministrator                          (1,328)      (607)      (544)      (280)
-------------------------------------------------------------------------------
Net expenses                          14,449      4,689      2,933      2,408
-------------------------------------------------------------------------------
Net investment income                218,012     69,654     77,613     22,415
Net realized gains on investment
 transactions                            430        108          2         61
-------------------------------------------------------------------------------
Net increase in net assets re-
 sulting from operations            $218,442    $69,762    $77,615    $22,476
-------------------------------------------------------------------------------

See accompanying notes to financial statements.

Northern Institutional Funds
Money Market Portfolios
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Years Ended November 30, 1998 and 1997
(All amounts in thousands)

                      Diversified Assets              Government             Government Select          Tax-Exempt
                           Portfolio                   Portfolio                 Portfolio               Portfolio
                   --------------------------  --------------------------  ----------------------  ----------------------
                       1998          1997          1998          1997         1998        1997        1998        1997
--------------------------------------------------------------------------------------------------------------------------
Increase
(decrease) in net
assets from:
Operations:
 Net investment
 income            $    218,012  $    189,676  $     69,654  $     67,160  $   77,613  $   53,967  $   22,415  $   23,443
 Net realized
 gains on
 investment
 transactions               430           207           108           212           2          78          61          27
--------------------------------------------------------------------------------------------------------------------------
Net increase in
 net assets
 resulting from
 operations             218,442       189,883        69,762        67,372      77,615      54,045      22,476      23,470
--------------------------------------------------------------------------------------------------------------------------
Distributions to
shareholders-
Shares:
 Net investment
 income                (217,888)     (189,676)      (69,654)      (67,160)    (77,613)    (53,976)    (22,415)    (23,443)
 Realized Gains              --            --            --            --          --          --        (174)         --
--------------------------------------------------------------------------------------------------------------------------
Total
 distributions         (217,888)     (189,676)      (69,654)      (67,160)    (77,613)    (53,976)    (22,589)    (23,443)
--------------------------------------------------------------------------------------------------------------------------
Distributions to
 shareholders-
 Service:
 Net investment
 income                    (124)           --            --            --          --          --          --          --
--------------------------------------------------------------------------------------------------------------------------
Total
 distributions             (124)           --            --            --          --          --          --          --
--------------------------------------------------------------------------------------------------------------------------
Shareholder
transactions (at
$1.00 per share)-
Share:
 Proceeds from
 the sale of
 shares              53,687,791    49,976,344    16,723,046    16,517,258   8,794,437   6,143,005   5,796,229   5,626,217
 Reinvested
 distributions            9,197         2,169           748           580       5,934       4,952         210         172
 Cost of shares
 redeemed           (52,844,174)  (49,216,663)  (16,122,433)  (16,735,164) (8,344,898) (5,744,991) (5,633,334) (5,679,764)
--------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease) in
 net assets
 resulting from
 shareholder
 transactions-
 Shares                 852,814       761,850       601,361      (217,326)    455,473     402,966     163,105     (53,375)
--------------------------------------------------------------------------------------------------------------------------
Shareholder share
transactions (at
$1.00 per share)-
Service:
 Proceeds from
 the sale of
 shares                  21,636            --            --            --          --          --          --          --
 Cost of shares
 redeemed               (14,576)           --            --            --          --          --          --          --
--------------------------------------------------------------------------------------------------------------------------
Net increase in
 net assets
 resulting from
 shareholder
 transactions-
 Service                  7,060            --            --            --          --          --          --          --
--------------------------------------------------------------------------------------------------------------------------
Shareholder share
transactions (at
$1.00 per share)-
Premier:
 Proceeds from
 the sale of
 shares                      --            --            --            --         110          --          --          --
 Cost of shares
 redeemed                    --            --            --            --          (1)         --          --          --
--------------------------------------------------------------------------------------------------------------------------
Net increase in
 net assets
 resulting from
 shareholder
 transactions-
 Premier                     --            --            --            --         109          --          --          --
--------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)             860,304       762,057       601,469      (217,114)    455,584     403,044     162,992     (53,348)
Net assets--
 beginning of
 year                 3,941,586     3,179,529     1,051,401     1,268,515   1,239,393     836,349     585,159     638,507
--------------------------------------------------------------------------------------------------------------------------
Net assets--end
 of year           $  4,801,890  $  3,941,586  $  1,652,870  $  1,051,401  $1,694,977  $1,239,393  $  748,151  $  585,159
--------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Northern Institutional Funds
Money Market Portfolios
-------------------------------------------------------------------------------
Financial Highlights
For the Years Ended November 30,
Diversified Assets Portfolio

                                                                      Shares
                   --------------------------------------------------------------------------------------------------------------
                      1998        1997        1996        1995           1994        1993        1992        1991        1990
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year       $1.00       $1.00       $1.00       $1.00          $1.00       $1.00       $1.00       $1.00       $1.00
Income from in-
vestment opera-
tions:
 Net investment
 income                  0.05        0.05        0.05        0.06           0.04        0.03        0.04        0.06        0.08
---------------------------------------------------------------------------------------------------------------------------------
Total income from
investment opera-
tions                    0.05        0.05        0.05        0.06           0.04        0.03        0.04        0.06        0.08
---------------------------------------------------------------------------------------------------------------------------------
Distributions to
shareholders
from:
 Net investment
 income                 (0.05)      (0.05)      (0.05)      (0.06)         (0.04)      (0.03)      (0.04)      (0.06)      (0.08)
---------------------------------------------------------------------------------------------------------------------------------
Total distribu-
tions to share-
holders                 (0.05)      (0.05)      (0.05)      (0.06)         (0.04)      (0.03)      (0.04)      (0.06)      (0.08)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of year             $1.00       $1.00       $1.00       $1.00          $1.00       $1.00       $1.00       $1.00       $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return (a)         5.36%       5.42%       5.30%       5.78%(b)       3.92%       3.00%       3.80%       6.19%       8.01%
Ratio to average
net assets of:
 Expenses, net of
 waivers and re-
 imbursements            0.35%       0.35%       0.34%       0.34%          0.35%       0.34%       0.34%       0.35%       0.35%
 Expenses, before
 waivers and re-
 imbursements            0.38%       0.36%       0.34%       0.34%          0.35%       0.36%       0.35%       0.36%       0.36%
 Net investment
 income, net of
 waivers and
 reimbursements          5.31%       5.30%       5.18%       5.63%          3.74%       3.00%       3.79%       6.18%       8.01%
 Net investment
 income, before
 waivers and
 reimbursements          5.28%       5.29%       5.18%       5.63%          3.74%       2.98%       3.78%       6.17%       8.00%
Net assets at end
of year (in thou-
sands)             $4,794,830  $3,941,586  $3,179,529  $2,610,347     $2,891,880  $3,200,288  $2,801,744  $2,784,485  $2,192,756
---------------------------------------------------------------------------------------------------------------------------------
                      1989
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year       $1.00
Income from in-
vestment opera-
tions:
 Net investment
 income                  0.09
---------------------------------------------------------------------------------------------------------------------------------
Total income from
investment opera-
tions                    0.09
---------------------------------------------------------------------------------------------------------------------------------
Distributions to
shareholders
from:
 Net investment
 income                 (0.09)
---------------------------------------------------------------------------------------------------------------------------------
Total distribu-
tions to share-
holders                 (0.09)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of year             $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return (a)         8.98%
Ratio to average
net assets of:
 Expenses, net of
 waivers and re-
 imbursements            0.37%
 Expenses, before
 waivers and re-
 imbursements            0.37%
 Net investment
 income, net of
 waivers and
 reimbursements          8.98%
 Net investment
 income, before
 waivers and
 reimbursements          8.98%
Net assets at end
of year (in thou-
sands)             $1,871,713
---------------------------------------------------------------------------------------------------------------------------------

                                     Service
                                     -------
                                     1998(c)
----------------------------------------------
Net asset value, beginning of year       $1.00
Income from investment operations:
 Net investment income                    0.02
----------------------------------------------
Total income from investment oper-
ations                                    0.02
----------------------------------------------
Distributions to shareholders
from:
 Net investment income                   (0.02)
----------------------------------------------
Total distributions to sharehold-
ers                                      (0.02)
----------------------------------------------
Net asset value, end of year             $1.00
----------------------------------------------
Total return (a)                          1.76%
Ratio to average net assets of:
(d)
 Expenses, net of waivers and re-
 imbursements                             0.69%
 Expenses, before waivers and re-
 imbursements                             0.72%
 Net investment income, net of
 waivers and reimbursements               4.94%
 Net investment income, before
 waivers and reimbursements               4.91%
Net assets at end of year (in
thousands)                          $    7,060
----------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b) Total return for the year ended November 30, 1995 would have been 5.73% absent the effect of a capital contribution equivalent to $.0005 per share received from Northern Trust Corporation.
(c) For the period July 1, 1998 (Service shares issue date) through November 30, 1998.
(d) Annualized for periods less than one year.

See accompanying notes to financial statements.

Northern Institutional Funds
Money Market Portfolios
--------------------------------------------------------------------------------
Financial Highlights
For the Years Ended November 30,
Government Portfolio

                                                                  Shares
                    ------------------------------------------------------------------------------------------------------
                       1998        1997        1996       1995         1994       1993        1992       1991      1990
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year        $1.00       $1.00       $1.00     $1.00        $1.00       $1.00       $1.00     $1.00     $1.00
Income from in-
vestment opera-
tions:
 Net investment
 income                   0.04        0.05        0.05      0.06         0.04        0.03        0.04      0.06      0.08
--------------------------------------------------------------------------------------------------------------------------
Total income from
investment opera-
tions                     0.04        0.05        0.05      0.06         0.04        0.03        0.04      0.06      0.08
--------------------------------------------------------------------------------------------------------------------------
Distributions to
shareholders from:
 Net investment
 income                  (0.04)      (0.05)      (0.05)    (0.06)       (0.04)      (0.03)      (0.04)    (0.06)    (0.08)
--------------------------------------------------------------------------------------------------------------------------
Total distribu-
tions to share-
holders                  (0.04)      (0.05)      (0.05)    (0.06)       (0.04)      (0.03)      (0.04)    (0.06)    (0.08)
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of year              $1.00       $1.00       $1.00     $1.00        $1.00       $1.00       $1.00     $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------------
Total return (a)          5.28%       5.31%       5.20%     5.64%(b)     3.78%       2.91%       3.91%     6.18%     7.89%
Ratio to average
net assets of:
 Expenses, net of
 waivers and reim-
 bursements               0.35%       0.35%       0.35%     0.35%        0.34%       0.34%       0.34%     0.35%     0.37%
 Expenses, before
 waivers and reim-
 bursements               0.40%       0.37%       0.38%     0.40%        0.41%       0.38%       0.40%     0.40%     0.46%
 Net investment
 income, net of
 waivers and
 reimbursements           5.22%       5.18%       5.08%     5.49%        3.60%       2.92%       3.71%     6.03%     7.88%
 Net investment
 income, before
 waivers and
 reimbursements           5.17%       5.16%       5.05%     5.44%        3.53%       2.88%       3.65%     5.98%     7.79%
Net assets at end
of year (in thou-
sands)              $1,652,870  $1,051,401  $1,268,515  $850,664     $787,816  $1,065,705  $1,163,905  $895,405  $971,720
--------------------------------------------------------------------------------------------------------------------------
                      1989
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year      $1.00
Income from in-
vestment opera-
tions:
 Net investment
 income                 0.09
--------------------------------------------------------------------------------------------------------------------------
Total income from
investment opera-
tions                   0.09
--------------------------------------------------------------------------------------------------------------------------
Distributions to
shareholders from:
 Net investment
 income                (0.09)
--------------------------------------------------------------------------------------------------------------------------
Total distribu-
tions to share-
holders                (0.09)
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of year            $1.00
--------------------------------------------------------------------------------------------------------------------------
Total return (a)        8.63%
Ratio to average
net assets of:
 Expenses, net of
 waivers and reim-
 bursements             0.50%
 Expenses, before
 waivers and reim-
 bursements             0.50%
 Net investment
 income, net of
 waivers and
 reimbursements         8.63%
 Net investment
 income, before
 waivers and
 reimbursements         8.63%
Net assets at end
of year (in thou-
sands)              $423,517
--------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(b) Total return for the year ended November 30, 1995 would have been 5.53% absent the effect of a capital contribution equivalent to $.0011 per share received from Northern Trust Corporation.


See accompanying notes to financial statements.

Northern Institutional Funds
Money Market Portfolios
-------------------------------------------------------------------------------
Financial Highlights
For the Years Ended November 30,
Government Select Portfolio

                                                                    Shares
                          ----------------------------------------------------------------------------------------------
                             1998        1997       1996      1995         1994      1993      1992      1991    1990(a)
------------------------------------------------------------------------------------------------------------------------
Net asset value, begin-
ning of year                   $1.00       $1.00     $1.00     $1.00        $1.00     $1.00     $1.00     $1.00    $1.00
Income from investment
operations:
 Net investment income          0.05        0.05      0.05      0.06         0.04      0.03      0.04      0.06     0.01
------------------------------------------------------------------------------------------------------------------------
Total income from in-
vestment operations             0.05        0.05      0.05      0.06         0.04      0.03      0.04      0.06     0.01
------------------------------------------------------------------------------------------------------------------------
Distributions to share-
holders from:
 Net investment income         (0.05)      (0.05)    (0.05)    (0.06)       (0.04)    (0.03)    (0.04)    (0.06)   (0.01)
------------------------------------------------------------------------------------------------------------------------
Total distributions to
shareholders                   (0.05)      (0.05)    (0.05)    (0.06)       (0.04)    (0.03)    (0.04)    (0.06)   (0.01)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
year                           $1.00       $1.00     $1.00     $1.00        $1.00     $1.00     $1.00     $1.00    $1.00
------------------------------------------------------------------------------------------------------------------------
Total return (b)                5.38%       5.41%     5.31%     5.82%(c)     3.84%     3.00%     3.71%     5.82%    0.50%
Ratio to average net as-
sets of (d):
 Expenses, net of waiv-
 ers and reimbursements         0.20%       0.20%     0.20%     0.20%        0.20%     0.20%     0.20%     0.20%    0.20%
 Expenses, before waiv-
 ers and reimbursements         0.39%       0.39%     0.40%     0.41%        0.43%     0.49%     0.52%     0.60%    1.33%
 Net investment income,
 net of waivers and
 reimbursements                 5.31%       5.30%     5.19%     5.67%        3.83%     2.99%     3.70%     5.78%    7.65%
 Net investment income,
 before waivers and
 reimbursements                 5.12%       5.11%     4.99%     5.46%        3.60%     2.70%     3.38%     5.38%    6.52%
Net assets at end of
year (in thousands)       $1,694,869  $1,239,393  $836,349  $685,142     $493,718  $386,507  $264,756  $160,750  $44,215
------------------------------------------------------------------------------------------------------------------------
                              Premier
                             ----------
                              1998(e)
---------------------------------------
Net asset value, begin-
ning of year                   $1.00
Income from investment
operations:
 Net investment income          0.00
---------------------------------------
Total income from in-
vestment operations             0.00
---------------------------------------
Distributions to share-
holders from:
 Net investment income         (0.00)
---------------------------------------
Total distributions to
shareholders                   (0.00)
---------------------------------------
Net asset value, end of
year                           $1.00
---------------------------------------
Total return (b)                0.10%
Ratio to average net as-
sets of (d):
 Expenses, net of waiv-
 ers and reimbursements         0.80%
 Expenses, before waiv-
 ers and reimbursements         0.99%
 Net investment income,
 net of waivers and
 reimbursements                 4.71%
 Net investment income,
 before waivers and
 reimbursements                 4.52%
Net assets at end of
year (in thousands)             $108
---------------------------------------

(a) For the period November 7, 1990 (commencement of operations) through November 30, 1990.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Total return for the year ended November 30, 1995 would have been 5.80% absent the effect of a capital contribution equivalent to $.0002 per share received from Northern Trust Corporation.
(d) Annualized for periods less than one year.
(e) For the period November 23, 1998 (Premier share issue date) through November 30, 1998. Per share amounts from net investment income and distributions from net investment income are less than $0.01 per share.

See accompanying notes to financial statements.

Northern Institutional Funds
Money Market Portfolios
--------------------------------------------------------------------------------
Financial Highlights
For the Years Ended November 30,
Tax-Exempt Portfolio

                                                                  Shares
                     -----------------------------------------------------------------------------------------------------------
                       1998      1997      1996      1995      1994       1993        1992       1991      1990      1989
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year       $1.00     $1.00     $1.00     $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00
Income from invest-
ment operations:
 Net investment in-
 come                    0.03      0.03      0.03      0.04      0.02        0.02        0.03      0.05      0.06      0.06
--------------------------------------------------------------------------------------------------------------------------------
Total income from
investment opera-
tions                    0.03      0.03      0.03      0.04      0.02        0.02        0.03      0.05      0.06      0.06
--------------------------------------------------------------------------------------------------------------------------------
Distributions to
shareholders from:
 Net investment in-
 come                   (0.03)    (0.03)    (0.03)    (0.04)    (0.02)      (0.02)      (0.03)    (0.05)    (0.06)    (0.06)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions
to shareholders         (0.03)    (0.03)    (0.03)    (0.04)    (0.02)      (0.02)      (0.03)    (0.05)    (0.06)    (0.06)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of year             $1.00     $1.00     $1.00     $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------------------
Total return (a)         3.31%     3.44%     3.37%     3.71%     2.62%       2.27%       2.97%     4.57%     5.71%     6.04%
Ratio to average
net assets of:
 Expenses, net of
 waivers and reim-
 bursements              0.35%     0.35%     0.35%     0.35%     0.35%       0.34%       0.34%     0.35%     0.36%     0.49%
 Expenses, before
 waivers and reim-
 bursements              0.39%     0.39%     0.40%     0.41%     0.36%       0.38%       0.39%     0.40%     0.43%     0.49%
 Net investment in-
 come, net of waiv-
 ers and
 reimbursements          3.27%     3.38%     3.32%     3.63%     2.40%       2.27%       2.95%     4.57%     5.71%     6.03%
 Net investment in-
 come, before waiv-
 ers and
 reimbursements          3.23%     3.34%     3.27%     3.57%     2.39%       2.23%       2.90%     4.52%     5.64%     6.03%
Net assets at end
of year (in thou-
sands)               $748,151  $585,159  $638,507  $803,730  $853,103  $1,191,932  $1,226,480  $872,405  $752,257  $545,215
--------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the end of the year.


See accompanying notes to financial statements.

Northern Institutional Funds
Money Market Portfolios
-------------------------------------------------------------------------------
Notes to Financial Statements
November 30, 1998
1. Organization
Northern Institutional Funds (the "Trust") is a Delaware business trust which was formed on July 1, 1997, and is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust, formerly known as The Benchmark Funds, changed its name effective July 15, 1998. The Trust includes seventeen portfolios, each with its own investment objective. Prior to March 31, 1998, each portfolio was a series of The Benchmark Funds, a Massachusetts business trust, which reorganized into the Trust at the close of business on that date. The Northern Trust Company ("Northern") is the investment adviser for all of the Trust's money market portfolios and is the custodian and transfer agent for the Trust. Goldman, Sachs & Co. ("Goldman Sachs") acts as the Trust's administrator and distributor. Presented herein are the financial statements of the money market portfolios.
 The Trust includes four diversified money market portfolios: Diversified Assets Portfolio, Government Portfolio, Government Select Portfolio and Tax-Exempt Portfolio (the "Portfolios"). Each of these Portfolios has three classes of shares: Shares, Services Shares and Premier Shares. Each class is distinguished by the level of administrative, liaison and transfer agent service provided. As of November 30, 1998, Shares, Service Shares and Premier Shares are outstanding for certain Portfolios.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(a) Investment Valuation
Investments are valued at amortized cost, which approximates market value. Under the amortized cost method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

(b) Repurchase Agreements
During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in a customer-only account of Northern, as custodian for the Trust, at the Federal Reserve Bank of Chicago.
 Each Portfolio may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern. Northern administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Portfolios and does not collect any additional fees from the Portfolios. The Diversified Assets and Government Portfolios had entered into such joint repurchase agreements as of November 30, 1998, as reflected in the accompanying Statements of Investments.

(c) Interest Income
Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

(d) Federal Taxes
It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its shareholders. Therefore, no provision is made for federal taxes.
 At November 30, 1998, the Portfolios had approximately the following amount of capital loss carryforwards for U.S. federal income tax purposes:

                        Amount     Year of Expiration
-----------------------------------------------------
                    (in thousands)
Diversified Assets       $939             2002
-----------------------------------------------------

 This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

(e) Expenses
Expenses arising in connection with a specific Portfolio are allocated to that Portfolio. Certain expenses arising in connection with a class of shares are allocated to that class of shares.
 Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios based on each Portfolio's relative average net assets for the year.

Northern Institutional Funds
Money Market Portfolios
-------------------------------------------------------------------------------
Notes to Financial Statements
November 30, 1998

(f) Distributions
Each Portfolio's net investment income is declared daily as a dividend to shareholders of record as of 3:00 p.m., Chicago time. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and distributed at least annually.
 Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by each Portfolio to Northern in cash or automatically reinvested in additional shares of the Portfolio. Northern has undertaken to credit or arrange for the crediting of such distributions to each shareholder's account with Northern, its affiliates or its correspondents.

3. Advisory, Transfer Agency, Custodian and Other Agreements
As compensation for the services rendered as investment adviser, including the assumption by Northern of the expenses related thereto, Northern is entitled to a fee, computed daily and payable monthly, at an annual rate of .25% of each Portfolio's average daily net assets.
 Until further notice, Northern has voluntarily agreed to waive .15% of its advisory fee for the Government Select Portfolio, reducing such fee to .10% per annum. The effect of this waiver by Northern for the year ended November 30, 1998 was to reduce advisory fees as shown on the accompanying Statements of Operations.
 As compensation for the services rendered as custodian and transfer agent, including the assumption by Northern of the expenses related thereto, Northern receives compensation based on a pre-determined schedule of charges approved by the Board.

4. Administration and Distribution Agreements
The Trust has an administration agreement with Goldman Sachs whereby each Portfolio pays the administrator a fee, computed daily and payable monthly, at an annual rate of .10% of each Portfolio's average daily net assets.
 In addition during the fiscal year prior to April 1, 1998, if the sum of a Portfolio's expenses, including the administration fee, but excluding the fees payable to Northern pursuant to duties as advisor, and certain extraordinary expenses (such as taxes, interest and indemnification expenses), exceeded on an annualized basis .10% of a Portfolio's average daily net assets, Goldman Sachs reimbursed each Portfolio for the amount of the excess pursuant to the terms of the administration agreement. On April 1, 1998, upon the offering of the Portfolios' Premier Shares and Service Shares, Goldman Sachs reimbursed, each Portfolio's expense (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as adviser and transfer agent, payments under the service plan for the Portfolios' Premier Shares and Service Shares and certain extraordinary expenses) which exceeded on an annualized basis .10% of the Portfolio's average daily net assets.
 No administration fees were waived under this agreement during the year ended November 30, 1998. Furthermore, Goldman Sachs voluntarily agreed to reimburse each Portfolio for certain expenses in the event that such expenses, as defined, exceed on an annualized basis .10% of its average daily net assets.
 Expenses reimbursed during the year ended November 30, 1998 are shown on the accompanying Statements of Operations.
 Goldman Sachs receives no compensation under the distribution agreement.

5. Service Plan
The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern, its affiliates or other institutions ("Servicing Agents") under which they will render certain administrative support services and in some cases personal and account maintenance services for their customers or investors who beneficially own Service and Premier Shares. As compensation under the Service Plan, the institution or other financial intermediary receives a fee at an annual rate of up to .25% and .50% of the average daily net asset value of the outstanding Service and Premier Shares, respectively. Furthermore, the Service Plan also provides for the payment of fees to Northern, Goldman Sachs or other institutions for consulting services, technology and systems support services to the Service and Premier Shares customers at an annual rate of up to .08% of the average daily net asset value of such shares serviced.

6. Bank Loans
Prior to January 16, 1998, the Trust maintained a $5,000,000 revolving bank credit line and a $15,000,000 conditional revolving credit line for liquidity and other purposes. As of January 16, 1998, the Trust maintains a $100,000,000 revolving bank credit line and a $15,000,000 conditional revolving credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at 1% above the federal funds rate and are secured by pledged securities equal to or exceeding 120% of the outstanding balance.
 There were no borrowings under this agreement during the year ended November 30, 1998.

Northern Institutional Funds
Money Market Portfolios
-------------------------------------------------------------------------------
Report of Independent Auditors

To the Shareholders and Trustees of
Northern Institutional Funds
Money Market Portfolios

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Diversified Assets, Government, Government Select and Tax-Exempt Portfolios, comprising the Money Market Portfolios of the Northern Institutional Funds, as of November 30, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of the investments owned at November 30, 1998 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diversified Assets, Government, Government Select and Tax-Exempt Portfolios, comprising the Money Market Portfolios of the Northern Institutional Funds, at November 30, 1998, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Chicago, Illinois
January 15, 1999

Investment Advisers

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60675

Transfer Agent and Custodian

The Northern Trust Company

Administrator and Distributor

Goldman, Sachs & Co.
4900 Sears Tower
Chicago, IL 60606

Trustees

William H. Springer, Chairman
Richard Gordon Cline
Edward J. Condon, Jr.
John W. English
Sandra Polk Guthman
Frederick T. Kelsey
Richard P. Strubel

Officers

Frank J. Polefrone, President
James A. Fitzpatrick, Vice President
Gordon Linke, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Michael J. Richman, Secretary
Deborah A. Farrell, Assistant Secretary
Steven Hartstein, Assistant Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

Independent Auditors

Ernst & Young LLP
233 S. Wacker Drive
Chicago, IL 60606

Legal Counsel

Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA 19107

This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Prospectus which contains facts concerning the objectives and policies, management expenses and other information.

PART C.

                                OTHER INFORMATION

ITEM 23. EXHIBITS
         --------
The following exhibits are incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (the "Registration Statement") (Accession No. 0000950130-96-001086), Post-Effective Amendment No. 32 to such Registration Statement (Accession No. 0000950130-97-000170), Post-Effective Amendment No. 33 to such Registration Statement (Accession No. 0000950130-97-001306), Post-Effective Amendment No. 34 to such Registration Statement (Accession No. 0000950130-97-002471), Post-Effective Amendment No. 35 to such Registration Statement (Accession No. 0000950131-97-005862), Post-Effective Amendment No. 36 to such Registration Statement (Accession No. 0000950131-98-00216), Post-Effective Amendment No. 37 to such Registration Statement (Accession No. 0000950131-98-00512) and Post-Effective Amendment No. 38 to such Registration Statement (Accession No. 0000950131-98-002030):

     (a)   (1)    Agreement and Declaration of Trust dated July 1, 1997
                  (Accession No. 0000950131-98-00216).

     (b)          By-Laws dated July 8, 1997 (Accession No.
                  0000950131-98-00216).

     (c) Articles IV, V and VII of the Agreement and Declaration of Trust dated July 1, 1997 (Accession No. 0000950131-98-00216).

     (f)          Not Applicable.

     (g)   (1)    Custodian Agreement dated June 8, 1992 between the
                  Registrant and The Northern Trust Company (Accession No.
                  0000950131-98-002030).

           (2) Addendum No. 1 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

           (3) Addendum No. 2 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

           (4) Addendum No. 3 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-97-002471).

           (5) Addendum No. 4 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-97-005862).

           (6) Addendum No. 5 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

           (7) Addendum No. 6 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

           (9) Foreign Custody Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

          (10) Addendum No. 1 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-97-002471).

          (11) Addendum No. 2 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

     (h)   (1)    Agreement and Plan of Reorganization between the
                  Registrant and The Benchmark Tax-Exempt Fund (Accession No.
                  0000950131-98-002030).

           (2) Revised and Restated Transfer Agency Agreement dated January 8, 1993 between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

           (3) Addendum No. 1 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

           (4) Addendum No. 2 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

           (5) Addendum No. 3 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-97-002471).

           (6) Addendum No. 4 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-97-005862).

           (7) Addendum No. 5 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

     (i)          Opinion of Drinker Biddle & Reath LLP (Accession No.
                  0000950131-98-002030).

     (k)          None.

     (l)   (1)    Subscription Agreement with Goldman, Sachs & Co. (Accession
                  No. 0000950131-98-002030).


           (2) Amendment No. 1 to Subscription Agreement with Goldman, Sachs & Co. (Accession No. 0000950131-98-002030).

           (3) Amendment No. 2 to Subscription Agreement with Goldman, Sachs & Co. (Accession No. 0000950131-98-002030).

           (4) Amendment No. 3 to Subscription Agreement with Goldman, Sachs & Co. (Accession No. 0000950131-98-002030).

     (m)          None.

     (o) Amended and Restated Plan pursuant to Rule 18f-3 for Operation of a Multi-Class System (Accession No. 0000950131-98-00512).

The following exhibits to the Registration Statement are filed herewith electronically pursuant to EDGAR rules:

     (a)   (2)    Amendment No. 1 dated January 27, 1998 to the Agreement and
                  Declaration of Trust.

           (3) Amendment No. 2 dated May 15, 1998 to the Agreement and Declaration of Trust.

     (d)   (1)    Investment Advisory Agreement dated March 31, 1998 between the Registrant and The Northern Trust Company (the "Investment
                  Advisory Agreement").

           (2) Addendum No. 1 dated March 31, 1998 to the Investment Advisory Agreement.

           (3) Addendum No. 2 dated March 31, 1998 to the Investment Advisory Agreement.

           (4) Addendum No. 3 dated March 31, 1998 to the Investment Advisory Agreement.

           (5) Addendum No. 4 dated March 31, 1998 to the Investment Advisory Agreement.

           (6) Addendum No. 5 dated March 31, 1998 to the Investment Advisory Agreement.

           (7) Addendum No. 6 dated March 31, 1998 to the Investment Advisory Agreement.

           (8) Assumption Agreement dated April 1, 1998 between The Northern Trust Company and Northern Trust Quantitative Advisors, Inc.

     (e) Distribution Agreement dated March 31, 1998 between the Registrant and Goldman, Sachs & Co. ("Goldman Sachs").

     (g)   (8)    Addendum No. 7 to the Custodian Agreement between the
                  Registrant and The Northern Trust Company.

          (12) Addendum No. 3 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company.

          (13) Foreign Custody Monitoring Agreement dated March 31, 1998 between the Registrant and The Northern Trust Company.

     (h)   (8)    Addendum No. 6 to the Revised and Restated Transfer Agency
                  Agreement between the Registrant and The Northern Trust
                  Company.

           (9) Administration Agreement dated March 31, 1998 between the Registrant and Goldman Sachs.

          (10) Addendum No. 1 dated March 31, 1998 to the Administration Agreement between the Registrant and Goldman Sachs.

          (11) Shareholder Servicing Plan for Class B, C and D Shares and Related Forms of Servicing Agreement.

          (12) Service Plan for the Service and Premier Classes of Shares and Related Forms of Servicing Agreement.

                  (j) (1) Consent of Drinker Biddle & Reath LLP.

                      (2) Consent of Ernst & Young LLP.

     (n) Financial Data Schedules for the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond, International Bond, Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Index, International Growth, International Equity Index, Government Select, Government, Diversified Assets and Tax-Exempt Portfolios.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
         -------------------------------------------------------------

                  Registrant is controlled by its Board of Trustees.


ITEM 25. INDEMNIFICATION
         ---------------

Section 3 of Article IV of the Registrant's Agreement and Declaration of Trust provide for indemnification of the Registrant's Trustees and officers under certain circumstances. A copy of such Agreement and Declaration of Trust was filed as Exhibit 1 to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A.

Paragraph 7 of the Investment Advisory Agreement between the Registrant and The Northern Trust Company provides for indemnification of The Northern Trust Company or, in lieu thereof, contribution by the Registrant, under certain circumstances. A copy of the Investment Advisory Agreement is filed herewith as Exhibit (d)(1).

Paragraph 7 of the Amended and Restated Administration Agreement between the Registrant and Goldman, Sachs & Co. provides for indemnification of Goldman, Sachs & Co. or, in lieu thereof, contribution by the Registrant, under certain circumstances. A copy of the Amended and Restated Administration Agreement is filed herewith as Exhibit (h)(9).

A mutual fund and trustee and officer liability policy purchased jointly by the Registrant and other investment companies advised and/or distributed by Goldman, Sachs & Co. insures such persons and their respective Trustees, partners, officers and employees, subject to the policy's coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
         ----------------------------------------------------

The Northern Trust Company, Registrant's investment adviser, is a full service commercial bank and also provides a full range of trust and fiduciary services. Set forth below is a list of all of the directors, senior officers and those officers primarily responsible for Registrant's affairs of The Northern Trust Company and, with respect to each such person, the name and business address of the company (if any) with which such person has been connected at any time since November 30, 1996, as well as the capacity in which such person was connected.

Northern Trust Quantitative Advisors, Inc. ("NTQA") is an indirect wholly-owned subsidiary of Northern Trust Corporation. The list required by this Item 26 of officers and directors of NTQA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by NTQA pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-333580).

           NAME AND POSITION                             NAME AND PRINCIPAL                       CONNECTION WITH
            WITH INVESTMENT                             BUSINESS ADDRESS OF                            OTHER
                ADVISER                                    OTHER COMPANY                              COMPANY
           -----------------                            -------------------                       ---------------
Duane L. Burnham                         Northern Trust Corporation                          Director
Director                                 50 S. LaSalle Street
                                         Chicago, IL 60605

                                         Abbott Laboratories                                 Chairman and Chief
                                         150 Field Drive                                     Executive Officer
                                         Suite 160
                                         Lake Forest, IL

                                         NCR Corporation                                     Director
                                         1700 S. Patterson Blvd
                                         Dayton, OH 45479

                                         Sara Lee Corporation                                Director
                                         3 First National Plaza
                                         Chicago, IL 60602

Dr. Dolores E. Cross                     Northern Trust                                      Director
Director                                 Corporation
                                         50 S. LaSalle Street
                                         Chicago, IL 60675

           NAME AND POSITION                             NAME AND PRINCIPAL                       CONNECTION WITH
            WITH INVESTMENT                             BUSINESS ADDRESS OF                            OTHER
                ADVISER                                    OTHER COMPANY                              COMPANY
           -----------------                            -------------------                       ---------------
                                         Chicago State                                       Former President
                                         University
                                         95th Street at King Drive
                                         Chicago, IL 60643

                                         General Electric Company                            Former President,
                                         3135 Easton Turnpike                                GE Fund
                                         Fairfield, CT 06432

                                         The Graduate School and University Center           GE Fund Distinguished
                                         The City University of NY                           Professor of Leadership
                                         33 W 42nd St. - Room 1400N                          and Diversity
                                         New York, NY 10036

Susan Crown                              Northern Trust Corporation                          Director
Director                                 50 S. LaSalle Street
                                         Chicago, IL 60675

                                         Henry Crown and Company                             Vice President
                                         222 N. LaSalle St., Ste 2000
                                         Chicago, IL 60601

                                         Baxter International, Inc.                          Director
                                         One Baxter Parkway
                                         Deerfield, IL 60015

                                         Illinois Tool Works, Inc.                           Director
                                         3600 W. Lake Avenue
                                         Glenview, IL 60025

John R. Goodwin                          NTQA                                                Director, Managing
Senior Vice President                    50 S. LaSalle Street                                Director, Chief
                                         Chicago, IL 60606                                   Investment Officer

Robert S. Hamada                         Northern Trust Corporation                          Director
Director                                 50 S. LaSalle Street
                                         Chicago, IL  60675

           NAME AND POSITION                             NAME AND PRINCIPAL                       CONNECTION WITH
            WITH INVESTMENT                             BUSINESS ADDRESS OF                            OTHER
                ADVISER                                    OTHER COMPANY                              COMPANY
           -----------------                            -------------------                       ---------------
                                         The University of Chicago                           Dean and Edward Eagle
                                         Graduate School of Business                         Brown Distinguished
                                         1101 East 58th Street                               Service Professor of
                                         Chicago, IL 60637                                   Finance


                                         A.M. Castle & Co.                                   Director
                                         3400 North Wolf Road
                                         Franklin, IL 60131

                                         Chicago Board of Trade                              Director
                                         141 West Jackson Boulevard
                                         Chicago, IL 60674

Barry G. Hastings                        Northern Trust Corporation                          President & Chief
President, Chief                         50 S. LaSalle Street                                Operating Officer &
Operating Officer &                      Chicago, IL 60675                                   Director
Director
                                         Northern Trust                                      Director
                                         Securities, Inc.
                                         50 S. LaSalle Street
                                         Chicago, IL 60675

                                         Northern Trust of California Corporation            Director
                                         355 S. Grand Avenue
                                         Los Angeles, CA 90017

                                         Northern Trust of Florida Corporation               Vice Chairman of the
                                         700 Brickell Avenue                                 Board & Director
                                         Miami, Fl 33131

                                         Nortrust Realty Mgmt., Inc.                         Director
                                         50 S. LaSalle Street, 38th Fl.
                                         Chicago, IL 60675

Robert A. Helman                         Northern Trust                                      Director
Director                                 Corporation
                                         50 S. LaSalle Street
                                         Chicago, IL  60675

                                         Mayer, Brown & Platt                                Partner
                                         190 S. LaSalle St.,38th Fl.
                                         Chicago, IL 60603

           NAME AND POSITION                             NAME AND PRINCIPAL                       CONNECTION WITH
            WITH INVESTMENT                             BUSINESS ADDRESS OF                            OTHER
                ADVISER                                    OTHER COMPANY                              COMPANY
           -----------------                            -------------------                       ---------------
                                         Chicago Stock Exchange
                                         One Financial Plaza
                                         440 S. LaSalle St.
                                         Chicago, IL 60605

                                         Brambles USA, Inc.
                                         400 N. Michigan Avenue
                                         Chicago, IL 60611

                                         Zenith Electronics
                                         1000 Milwaukee Avenue
                                         Glenview, IL 60025

Arthur L. Kelly                          Northern Trust Corporation                          Director
Director                                 50 S. LaSalle Street
                                         Chicago, IL  60675

                                         KEL Enterprises L.P.                                Managing  Partner
                                         Two First National Plaza
                                         20 S. Clark Street
                                         Suite. 2222
                                         Chicago, IL  60603

                                         Bayerische Motoren                                  Director
                                         Werke(BMW) A.G. BMW Haus
                                         Petuelring 130
                                         Postfach 40 02 40
                                         D-8000
                                         Munich 40 Germany

                                         A.G. Deere & Company                                Director
                                         John Deere Rd.
                                         Moline, IL 61265

                                         Nalco Chemical                                      Director
                                         Company
                                         One Nalco Center
                                         Naperville, IL
                                         60563-1198

                                         Snap-on Incorporated                                Director
                                         2801 80th Street
                                         Kenosha, WI  53140

           NAME AND POSITION                             NAME AND PRINCIPAL                       CONNECTION WITH
            WITH INVESTMENT                             BUSINESS ADDRESS OF                            OTHER
                ADVISER                                    OTHER COMPANY                              COMPANY
           -----------------                            -------------------                       ---------------
Arthur L. Kelly                          Tejas Gas Corporation                               Director
                                         1301 McKinney St.
                                         Houston, TX  77010

                                         Thyssen Industrie AG                                Director
                                         Am Thyssenhaus 1
                                         45128 Essen Germany

Frederick A. Krehbiel                    Molex Incorporated                                  Director
Director                                 2222 Wellington Court
                                         Lisle, IL 60532-1682

                                         Nalco Chemical Company                              Chairman, CEO and
                                         One Nalco Center                                    Director
                                         Naperville, IL 60563-1198

                                         Tellabs, Inc.                                       Director
                                         4951 Indiana Avenue
                                         Lisle, IL  60532

Roger W. Kushla                          The Northern Trust                                  Director
Senior Vice President                    Company of New York
                                         40 Broad Street, 8th Fl.
                                         New York, NY  10004

Robert A. LaFleur                        None
Senior Vice President

Thomas L. Mallman                        None
Senior Vice President

James J. Mitchell, III                   The Northern Trust                                  Director
Executive Vice                           Company of New York
President                                40 Broad Street, 8th Fl.
                                         New York, NY  10004

                                         Northern Trust                                      Director
                                         Corporation
                                         50 S. LaSalle Street
                                         Chicago, IL 60675

           NAME AND POSITION                             NAME AND PRINCIPAL                       CONNECTION WITH
            WITH INVESTMENT                             BUSINESS ADDRESS OF                            OTHER
                ADVISER                                    OTHER COMPANY                              COMPANY
           -----------------                            -------------------                       ---------------
William G. Mitchell                      Northern Trust Corporation                          Director
Director                                 50 South LaSalle Street
                                         Chicago, IL  60675

                                         The Interlake Corporation                           Director
                                         7701 Harger Road
                                         Oak Brook, IL
                                         60521-1488

                                         Peoples Energy                                      Director
                                         Corporation
                                         122 South Michigan Ave
                                         Chicago, IL  60603

                                         The Sherwin-Williams                                Director
                                         Company
                                         101 Prospect Avenue, N.W.
                                         Cleveland, OH  44115-1075

Edward J. Mooney                         Northern Trust Corporation                          Director
Director                                 50 S. LaSalle
                                         Chicago, IL 60675

                                         Nalco Chemical Company                              Chairman, Chief
                                         One Nalco Center                                    Executive Officer,
                                         Naperville, IL                                      President & Director
                                         60563-1198

                                         Morton International, Inc.                          Director
                                         100 North Riverside Plaza
                                         Chicago, IL 60605

                                         FMC Corporation                                     Director
                                         200 E. Randolph Drive
                                         Chicago, IL 60601

William A. Osborn                        Northern Trust Corporation                          Director
Chairman and Chief Executive Officer     50 S. LaSalle Street
                                         Chicago, IL 60675

                                         Northern Trust of California Corporation            Director and Former
                                         355 S. Grand Avenue                                 Chairman of
                                         Los Angeles, CA 90017                               the Board

           NAME AND POSITION                             NAME AND PRINCIPAL                       CONNECTION WITH
            WITH INVESTMENT                             BUSINESS ADDRESS OF                            OTHER
                ADVISER                                    OTHER COMPANY                              COMPANY
           -----------------                            -------------------                       ---------------
                                         Northern Trust Bank of                              Director
                                         California N.A.
                                         355 S. Grand Avenue
                                         Los Angeles, CA 90017

                                         Nortrust Realty                                     Director
                                         Management Inc.
                                         50S. LaSalle Street
                                         Chicago, IL 60675

                                         Northern Futures Corporation                        Director
                                         50 S. LaSalle Street
                                         Chicago, IL 60675

Sheila A. Penrose                        Northern Trust Global                               Director
President - Corporate                    Advisors, Inc.
and Institutional                        29 Federal Street
Services                                 Stamford, CT 06901

                                         Nalco Chemical Company                              Director
                                         One Nalco Center
                                         Naperville, IL 60563-1198

                                         Northern Trust Retirement                           Manager
                                         Consulting, LLC
                                         400 Perimeter Center Terrace
                                         Suite 850
                                         Atlanta, GA 30346

                                         Northern Trust Corporation                          Director and
                                         50 S. LaSalle Street                                Executive Vice President
                                         Chicago, IL 60675
                                                                                             Director
                                         NTQA
                                         50 South LaSalle Street
                                         Chicago, IL 60675

           NAME AND POSITION                             NAME AND PRINCIPAL                       CONNECTION WITH
            WITH INVESTMENT                             BUSINESS ADDRESS OF                            OTHER
                ADVISER                                    OTHER COMPANY                              COMPANY
           -----------------                            -------------------                       ---------------
Perry R. Pero                            Northern Futures Corporation                        Director
Senior Executive Vice President, Chief   50 S. LaSalle Street
Financial Officer                        Chicago IL 60675

                                         Northern Investment                                 Former Chairman,
                                         Corporation                                         President and Director,
                                         50 S. LaSalle Street                                Former Treasurer
                                         Chicago, IL 60675

                                         Northern Trust Global                               Director
                                         Advisors, Inc
                                         29 Federal Street
                                         Stamford ST 06901

                                         Northern Trust                                      Director
                                         Securities, Inc.
                                         50 South LaSalle Street
                                         Chicago, IL  60675

                                         Nortrust Realty                                     Director
                                         Management, Inc.
                                         50 South LaSalle Street
                                         Chicago, IL 60675

                                         Northern Trust Corporation                          Director
                                         50 S. LaSalle Street
                                         Chicago, IL 60675

                                         NTQA                                                Director
                                         50 South LaSalle Street
                                         Chicago, IL 60675

Stephen N. Potter                        NTQA                                                Director, Managing
Senior Vice President                    50 S. LaSalle Street                                Director
                                         Chicago, IL 60675

Peter L. Rossiter                        Schiff, Hardin & Waite                              Former Partner
Executive Vice                           7200 Sears Tower
President and General                    Chicago, IL  60606
Counsel

           NAME AND POSITION                             NAME AND PRINCIPAL                       CONNECTION WITH
            WITH INVESTMENT                             BUSINESS ADDRESS OF                            OTHER
                ADVISER                                    OTHER COMPANY                              COMPANY
           -----------------                            -------------------                       ---------------
                                         Tanglewood Bancshares Inc.                          Former Vice President
                                         600 Bering Dr.                                      and Director
                                         Houston, TX  77057

                                         Consolidated Communications Inc.                    Director
                                         Illinois Consolidated
                                         Telephone Company
                                         121 S. 17th Street
                                         Mattoon, IL 61938

                                         Northern Trust Corporation                          Executive Vice President
                                         50 South LaSalle Street                             and General Counsel
                                         Chicago, IL 60675

Harold B. Smith                          Northern Trust Corporation                          Director
Director                                 50 South LaSalle Street
                                         Chicago, IL 60675

                                         Illinois Tool Works Inc.                            Chairman of the
                                         3600 West Lake Ave.                                 Executive Committee
                                         Glenview, IL 60025-5811

                                         W.W. Grainger, Inc.                                 Director
                                         5500 West Howard Street
                                         Skokie, IL 60077

                                         Northwestern Mutual Life Insurance Co.              Trustee
                                         720 East Wisconsin Avenue
                                         Milwaukee, WI 53202

William D. Smithburg                     The Quaker Oats Company                             Retired Chairman
Director                                 321 North Clark Street
                                         Chicago, IL 60610


                                         Northern Trust Corporation                          Director
                                         50 South LaSalle Street
                                         Chicago, IL 60675

                                         Abbott Laboratories                                 Director
                                         One Abbott Park Road
                                         Abbott Park, IL 60675

           NAME AND POSITION                             NAME AND PRINCIPAL                       CONNECTION WITH
            WITH INVESTMENT                             BUSINESS ADDRESS OF                            OTHER
                ADVISER                                    OTHER COMPANY                              COMPANY
           -----------------                            -------------------                       ---------------
                                         Corning Incorporated                                Director
                                         Corning, NY 14831

                                         Prime Capital Corporation                           Director
                                         10275 W. Higgins Road
                                         Suite 200
                                         Rosemont, IL 60018

James M. Snyder                          NTQA                                                Chairman, CEO and
Executive Vice                           50 South LaSalle Street                             Director
President                                Chicago, IL 60675

Bide L. Thomas                           Northern Trust Corporation                          Director
Director                                 50 South LaSalle Street
                                         Chicago, IL 60674

                                         MYR Group Inc.                                      Director
                                         (formerly L.E. Myers Company)
                                         2550 W. Golf Rd.
                                         Rolling Meadows, IL 60008

                                         R.R. Donnelley & Sons Company                       Director
                                         77 West Wacker Drive
                                         Chicago, IL 60601


Stephen B. Timbers                       Northern Trust Corporation                          Executive Vice President
President - NTGI                         50 S. LaSalle Street
                                         Chicago, IL 60675

                                         Northern Trust Global Advisors, Inc.                Executive Vice President
                                         29 Federal Street
                                         Stamford, CT 06901

                                         LTV Steel Co.                                       Director
                                         200 Public Square
                                         Cleveland, OH 44114-2308

                                         Zurich-Kemper Investments 222 S. Riverside Plaza    Former President and CEO
                                         Chicago, IL 60606

           NAME AND POSITION                             NAME AND PRINCIPAL                       CONNECTION WITH
            WITH INVESTMENT                             BUSINESS ADDRESS OF                            OTHER
                ADVISER                                    OTHER COMPANY                              COMPANY
           -----------------                            -------------------                       ---------------
Jeffrey H. Wessel                        NTQA                                                President and Director
Executive Vice President                 50 South LaSalle
                                         Chicago, IL 60675

ITEM 27. PRINCIPAL UNDERWRITERS
         ----------------------

         (a) Goldman, Sachs & Co., or an affiliate or a division thereof, currently serves as investment adviser and distributor of the units or shares of Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Trust for Credit Unions. Goldman, Sachs & Co., or a division thereof, currently serves as administrator and distributor for The Commerce Funds.

         (b) Set forth below is certain information pertaining to the management committee of Goldman, Sachs & Co., Registrant's principal underwriter. None of the members of the management committee hold positions or offices with the Registrant.



                       GOLDMAN SACHS MANAGEMENT COMMITTEE

         Name and Principal
         Business Address                            Position
         -------------------                         --------
         Lloyd C. Blankfein(1)                       Managing Director
         Richard A. Friedman(1)                      Managing Director
         Steven M. Heller(1)                         Managing Director
         Robert J. Hurst (1)                         Managing Director
         Robert S. Kaplan(1)                         Managing Director
         Robert J. Katz(1)                           Managing Director
         John P. McNulty(2)                          Managing Director
         Michael P. Mortara(1)                       Managing Director
         Daniel M. Neidich(1)                        Managing Director
         Henry M. Paulson, Jr.(1)                    Chief Executive Officer and
                                                     Chairman
         Mark Schwartz(5)                            Managing Director
         Robert K. Steel(2)                          Managing Director
         John A. Thain (1)(3)                        Co-Chief Operating Officer
         John L. Thornton (3)                        Co-Chief Operating Officer
         Patrick J. Ward (3)                         Managing Director

         (1)      85 Broad Street, New York, NY  10004
         (2)      One New York Plaza, New York, NY 10004
         (3)      Peterborough Court, 133 Fleet Street, London EC4A 2BB, England
         (4)      10 Hanover Square, New York, NY 10004

         (5)      ARK Mori Bldg, 12-32, Akasaka 1-chome Minato-Ku, Tokyo
                  107-6101 Japan

         (c)      Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
         --------------------------------

         The Agreement and Declaration of Trust, By-laws and minute books of the Registrant are in the physical possession of Goldman, Sachs & Co., Goldman Sachs Asset Management, 85 Broad Street, New York, New York, 10004. Records relating to Goldman, Sachs & Co.'s functions as distributor and administrator for the Registrant are located at the same address. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60675 and NTQA, 50 S. LaSalle Street, Chicago IL 60690.

ITEM 29. MANAGEMENT SERVICES
         -------------------

Not Applicable.

ITEM 30. UNDERTAKINGS
         ------------

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 39 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 29th day of January, 1999.

THE NORTHERN INSTITUTIONAL FUNDS

By:      /s/ Michael J. Richman
    ------------------------------
         Michael J. Richman
         Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 39 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Name                          Title                      Date
         ----                          -----                      ----
JOHN PERLOWSKI *                     Treasurer               January 29, 1999
---------------------
John Perlowski

WILLIAM H. SPRINGER *                Trustee                 January 29, 1999
---------------------
William H. Springer

RICHARD G. CLINE   *                 Trustee                 January 29, 1999
---------------------
Richard G. Cline

EDWARD J. CONDON *                   Trustee                 January 29, 1999
---------------------
Edward J. Condon

JOHN W. ENGLISH *                    Trustee                 January 29, 1999
---------------------
John W. English

SANDRA P. GUTHMAN  *                 Trustee                 January 29, 1999
---------------------
Sandra P. Guthman

FREDERICK T. KELSEY *                Trustee                 January 29, 1999
---------------------
Frederick T. Kelsey

RICHARD P. STRUBEL *                 Trustee                 January 29, 1999
---------------------
Richard P. Strubel




*By:     /s/ Michael J. Richman                              January 29, 1999
    ---------------------------
         Michael J. Richman,
         Attorney-in-fact

                          NORTHERN INSTITUTIONAL FUNDS

                               POWER OF ATTORNEY
                               -----------------




     Know All Men by These Presents, that the undersigned, Nancy L. Mucker, hereby constitutes and appoints Deborah A. Farrell, James A. Fitzpatrick, Steven
E. Hartstein, Gordon Linke, John Perlowski, Michael J. Richman, Howard B. Surloff and Valerie Zondorak, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Northern Institutional Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


DATED:  January 26, 1999



                                       \s\ Nancy L. Mucker
                                       -------------------
                                       Nancy L. Mucker

                          NORTHERN INSTITUTIONAL FUNDS

                               POWER OF ATTORNEY
                               -----------------




     Know All Men by These Presents, that the undersigned, Michael J. Richman, hereby constitutes and appoints Deborah A. Farrell, James A. Fitzpatrick, Steven
E. Hartstein, Gordon Linke, Nancy L. Mucker, John Perlowski, Howard B. Surloff and Valerie Zondorak, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Northern Institutional Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


DATED:  January 26, 1999



                                       \s\ Michael J. Richman
                                       ----------------------
                                          Michael J. Richman

                          NORTHERN INSTITUTIONAL FUNDS

                               POWER OF ATTORNEY
                               -----------------




     Know All Men by These Presents, that the undersigned, Howard B. Surloff, hereby constitutes and appoints Deborah A. Farrell, James A. Fitzpatrick, Steven
E. Hartstein, Gordon Linke, Nancy L. Mucker, John Perlowski, Michael J. Richman and Valerie Zondorak, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Northern Institutional Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


DATED:  January 26, 1999



                                       \s\ Howard B. Surloff
                                        --------------------
                                          Howard B. Surloff

                          NORTHERN INSTITUTIONAL FUNDS

                               POWER OF ATTORNEY
                               -----------------




     Know All Men by These Presents, that the undersigned, Deborah A. Farrell, hereby constitutes and appoints James A. Fitzpatrick, Steven E. Hartstein, Gordon Linke, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Valerie Zondorak, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Northern Institutional Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


DATED:  January 26, 1999



                                       \s\ Deborah A. Farrell
                                        ---------------------
                                         Deborah A. Farrell

                          NORTHERN INSTITUTIONAL FUNDS

                               POWER OF ATTORNEY
                               -----------------




     Know All Men by These Presents, that the undersigned, Steven E. Hartstein, hereby constitutes and appoints Deborah A. Farrell, James A. Fitzpatrick, Gordon Linke, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Valerie Zondorak, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Northern Institutional Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


DATED:  January 26, 1999



                                       \s\ Steven E. Hartstein
                                       -----------------------
                                       Steven E. Hartstein

                          NORTHERN INSTITUTIONAL FUNDS

                               POWER OF ATTORNEY
                               -----------------




     Know All Men by These Presents, that the undersigned, John Perlowski, hereby constitutes and appoints Deborah A. Farrell, James A. Fitzpatrick, Steven
E. Hartstein, Gordon Linke, Nancy L. Mucker, Michael J. Richman, Howard B. Surloff and Valerie Zondorak, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Northern Institutional Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


DATED:  January 26, 1999



                                       \s\ John Perlowski
                                       ------------------
                                       John Perlowski

                          NORTHERN INSTITUTIONAL FUNDS

                               POWER OF ATTORNEY
                               -----------------




     Know All Men by These Presents, that the undersigned, Valerie Zondorak, hereby constitutes and appoints Deborah A. Farrell, James A. Fitzpatrick, Steven
E. Hartstein, Gordon Linke, Nancy L. Mucker, John Perlowski, Michael J. Richman and Howard B. Surloff, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Northern Institutional Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


DATED:  January 26, 1999



                                       \s\ Valerie Zondorak
                                       --------------------
                                       Valerie Zondorak

                         NORTHERN INSTITUTIONAL FUNDS



                               POWER OF ATTORNEY
                               -----------------


     Know All Men by These Presents, that the undersigned, William H. Springer, hereby constitutes and appoints Deborah A. Farrell, James A. Fitzpatrick, Steven
E. Hartstein, Gordon Linke, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Valerie Zondorak, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Northern Institutional Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


DATED:  January 26, 1999



                                         \s\ William H. Springer
                                         -----------------------
                                             William H. Springer

                         NORTHERN INSTITUTIONAL FUNDS



                               POWER OF ATTORNEY
                               -----------------




     Know All Men by These Presents, that the undersigned, Edward J. Condon, Jr., hereby constitutes and appoints Deborah A. Farrell, James A. Fitzpatrick, Steven E. Hartstein, Gordon Linke, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Valerie Zondorak, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Northern Institutional Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


DATED:  January 26, 1999



                                        \s\ Edward J. Condon, Jr.
                                        -------------------------
                                            Edward J. Condon, Jr.

                         NORTHERN INSTITUTIONAL FUNDS



                               POWER OF ATTORNEY
                               -----------------




     Know All Men by These Presents, that the undersigned, John W. English, hereby constitutes and appoints Deborah A. Farrell, James A. Fitzpatrick, Steven
E. Hartstein, Grodon Linke, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Valerie Zondorak, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Northern Institutional Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:  January 26, 1999



                                          \s\ John W. English
                                          -------------------
                                            John W. English

                         NORTHERN INSTITUTIONAL FUNDS



                               POWER OF ATTORNEY
                               -----------------




     Know All Men by These Presents, that the undersigned, Frederick T. Kelsey, hereby constitutes and appoints Deborah A. Farrell, James A. Fitzpatrick, Steven
E. Hartstein, Gordon Linke, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Valerie Zondorak, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Northern Institutional Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:  January 26, 1999



                                           \s\ Frederick T. Kelsey
                                           -----------------------
                                             Frederick T. Kelsey

                         NORTHERN INSTITUTIONAL FUNDS



                               POWER OF ATTORNEY
                               -----------------




     Know All Men by These Presents, that the undersigned, Richard P. Strubel, hereby constitutes and appoints Deborah A. Farrell, James A. Fitzpatrick, Steven
E. Hartstein, Gordon Linke, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Valerie Zondorak, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Northern Institutional Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:  January 26, 1999



                                           \s\ Richard P. Strubel
                                           ----------------------
                                               Richard P. Strubel

                         NORTHERN INSTITUTIONAL FUNDS



                               POWER OF ATTORNEY
                               -----------------




     Know All Men by These Presents, that the undersigned, Richard Gordon Cline, hereby constitutes and appoints Deborah A. Farrell, James A. Fitzpatrick, Steven
E. Hartstein, Gordon Linke, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Valerie Zondorak, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Northern Institutional Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:  January 26, 1999



                                        \s\ Richard Gordon Cline
                                        ------------------------
                                            Richard Gordon Cline

                         NORTHERN INSTITUTIONAL FUNDS



                               POWER OF ATTORNEY
                               -----------------




     Know All Men by These Presents, that the undersigned, Sandra Polk Guthman, hereby constitutes and appoints Deborah A. Farrell, James A. Fitzpatrick, Steven
E. Hartstein, Gordon Linke, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff, and Valerie Zondorak, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Northern Institutional Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:  January 26, 1999



                                          \s\ Sandra Polk Guthman
                                          -----------------------
                                              Sandra Polk Guthman

                         NORTHERN INSTITUTIONAL FUNDS



                               POWER OF ATTORNEY
                               -----------------




     Know All Men by These Presents, that the undersigned, James A. Fitzpatrick, hereby constitutes and appoints Deborah A. Farrell, Steven E. Hartstein, Gordon Linke, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Valerie Zondorak, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Northern Institutional Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:  January 26, 1999



                                        \s\ James A. Fitzpatrick
                                        ------------------------
                                            James A. Fitzpatrick

                         NORTHERN INSTITUTIONAL FUNDS



                               POWER OF ATTORNEY
                               -----------------




     Know All Men by These Presents, that the undersigned, Gordon Linke, hereby constitutes and appoints Deborah A. Farrell, James A. Fitzpatrick, Steven E. Hartstein, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Valerie Zondorak, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Northern Institutional Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:  January 26, 1999



                                             \s\ Gordon Linke
                                             ----------------
                                                 Gordon Linke

                                 EXHIBIT INDEX


Exhibit No.                                 Description
-----------                                 -----------
     (a)   (2)             Amendment  No. 1 dated January 27, 1998 to the
                           Agreement  and  Declaration  of Trust.

           (3) Amendment No. 2 dated May 15, 1998 to the Agreement and Declaration of Trust.

     (d)   (1)             Investment  Advisory  Agreement  dated March 31, 1998
                           between  the  Registrant  and The Northern Trust
                           Company (the "Investment Advisory Agreement").

           (2) Addendum No. 1 dated March 31, 1998 to the Investment Advisory Agreement.

           (3) Addendum No. 2 dated March 31, 1998 to the Investment Advisory Agreement.

           (4) Addendum No. 3 dated March 31, 1998 to the Investment Advisory Agreement.

           (5) Addendum No. 4 dated March 31, 1998 to the Investment Advisory Agreement.

           (6) Addendum No. 5 dated March 31, 1998 to the Investment Advisory Agreement.

           (7) Addendum No. 6 dated March 31, 1998 to the Investment Advisory Agreement.

           (8) Assumption Agreement dated April 1, 1998 between The Northern Trust Company and Northern Trust Quantitative Advisors, Inc.

     (e) Distribution Agreement dated March 31, 1998 between the Registrant and Goldman, Sachs & Co. ("Goldman Sachs").

     (g)   (8)             Addendum  No. 7 to the  Custodian  Agreement  between
                           the  Registrant  and The Northern Trust Company.

          (12) Addendum No. 3 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company.

          (13) Foreign Custody Monitoring Agreement dated March 31, 1998 between the Registrant and The Northern Trust Company.

     (h)   (8)             Addendum  No. 6 to the  Revised  and  Restated
                           Transfer Agency Agreement between the Registrant and The Northern Trust Company.

           (9) Administration Agreement dated March 31, 1998 between the Registrant and Goldman Sachs.

          (10) Addendum No. 1 dated March 31, 1998 to the Administration Agreement between the Registrant and Goldman Sachs.

          (11) Shareholder Servicing Plan for Class B, C and D Shares and Related Forms of Servicing Agreement.

          (12) Service Plan for the Service and Premier Classes of Shares and Related Forms of Servicing Agreement.

     (j)   (1)             Consent of Drinker Biddle & Reath LLP.

           (2)             Consent of Ernst & Young LLP.

     (n) Financial Data Schedules for the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond, International Bond, Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Index, International Growth, International Equity Index, Government Select, Government, Diversified Assets and Tax-Exempt Portfolios.

                                     - 2 -